UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund:	BlackRock Funds III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
BlackRock Diversified Equity Fund
BlackRock LifePath® Dynamic 2025 Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic Retirement Fund
iShares MSCI Total International Index Fund
iShares Russell 1000 Large-Cap Index Fund
iShares S&P 500 Index Fund
iShares U.S. Aggregate Bond Index Fund

Master Investment Portfolio
Diversified Equity Master Portfolio
International Tilts Master Portfolio
Large Cap Index Master Portfolio
Money Market Master Portfolio
S&P 500 Index Master Portfolio
Total International ex U.S. Index Master Portfolio
Treasury Money Market Master Portfolio
U.S. Total Bond Index Master Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and
Master Investment Portfolio, 50 Hudson Yards, New York, NY 10001

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2023

Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock Funds III

•	BlackRock Cash Funds: Institutional
•	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Money Market Overview For the 12-Month Period Ended December 31, 2023

Market Review

During the period ended December 31, 2023, economic conditions in the United States remained tight throughout most of the year. 2023 began with a heightened sense of uncertainty surrounding the health of regional banks, worries about the U.S. debt ceiling and sustained concerns regarding geopolitical risks. Several key barometers indicated that the Fed needed to continue their path of tightening monetary policy: unemployment started the year at 3.4% (and loosened slightly but remained strong, ending the year at 3.7%) and the consumer price index (“CPI”) started the year at 6.4% but decreased to 3.4% by the end of December 2023. This was largely due to Fed intervention. Recession fears began to fade as growth and labor remained supportive of a “soft-landing” narrative. At the end of the second and third quarters of 2023, real gross domestic product (“GDP”) increased at an annual rate of 2.4% and 2.9%, respectively.

The strength of the labor market and inflation in the U.S. prompted the Fed to begin a series of aggressive rate hikes starting in 2022. These rate hikes continued throughout the first half of 2023, with the Fed delivering another 100 basis points (or 1.00%) of hikes by July 2023 in an effort to stem spiraling price pressures, with that month’s CPI print coming in at 3.5%. After hiking rates in July 2023, the Fed left rates unchanged as inflation showed signs of moderating.

In a statement released in conjunction with the December 2023 Federal Open Market Committee (the “FOMC” or “Committee”) meeting, the Committee reiterated that inflation “remains elevated” while adding that it has “eased over the past year.” The statement was also modified to acknowledge that “growth of economic activity has slowed from its strong pace in the third quarter.” The Summary of Economic Projections (“SEP”) for December 2023 also reflected a slightly lower core inflation forecast for 2025, relative to the September 2023 forecasts. Core inflation is projected to return to the FOMC’s 2.00% target by year-end 2026. Additionally, the Committee again noted it will continue reducing its holdings of Treasury securities, agency debt and agency mortgage-backed securities as delineated in its Plans for Reducing the Size of the Federal Reserve’s Balance Sheet released in conjunction with the May 4, 2022 FOMC meeting.

Since reaching the U.S. debt ceiling resolution in June 2023, over $2.2 trillion of T-bill supply came to market, with issuance skewed towards the shortest maturities. T-bill valuations remain contained while Treasury note yields have widened relative to overnight index swaps as markets react to supply expectations. While eligible funds continued to utilize the Fed’s reverse repurchase agreement (“RRP”) throughout the period, average daily utilization of the Fed’s RRP facility decreased in 2023 to $1.75 trillion per day and to only $989 billion per day for the last quarter. However, on December 29, 2023, RRP balances jumped by $300 billion to $1.0 trillion.

The secured overnight financing rate (“SOFR”)—a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities— started the year at 4.31% and rose in line with rate hikes delivered by the FOMC. SOFR closed 2023 at 5.38% and averaged 5.00% for the year. The Top 90-Day US Commercial Paper Placed index, which started the year at 4.60%, trended upward in 2023, ending the year at 5.37%. The index peaked at 5.56% in October 2023. Industry-wide, institutional money market mutual funds (“MMFs”) experienced net inflows of approximately $1.1 trillion during the year. Of this, assets of institutional government, prime and municipal MMFs experienced $856 billion, $281 billion and $11 billion of inflows, respectively.

Portfolio Review

The prevailing investment themes in 2023 included the tightening of monetary policy by the FOMC and other central banks, concerns around the regional banking sector, rising inflation and geopolitical concerns. Yields across the balance of the Treasury curve rose as the Fed delivered rate hikes in an effort to quell inflation. Since the beginning of this rate hiking cycle, we have preferred a below-neutral duration profile across our government funds. With respect to adding duration, we are now targeting a slightly above neutral stance and view fixed rate extensions as providing fairly attractive valuation points now that a more stable macro-economic environment has developed.

Despite economic developments indicating that the U.S. economy remains resilient, which underpinned market expectations of a soft landing, markets pulled forward the probability of interest rate cuts in 2024 with more than a 60% chance of 25bps cut in March 2024 and approximately 140bps of cuts in total by the end of the year.

Outlook

FOMC rate policy bias has shifted toward a more balanced approach by remaining restrictive enough to put continued downward pressure on inflation while providing support to the economy should it be required to maintain positive economic growth. Fed RRP balances are expected to drain through 2024, as investors who favored overnight repo as an alternative to short-dated government securities continue to rotate into new Treasury supply and dealer repo as their rates remain more attractive, in our opinion. Net new T-Bill supply is expected to pick-up in the first quarter of 2024. Demand, in our view, will be driven by investor’s assessment of future monetary policy actions and prevailing valuations.

 Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	BlackRock Cash Funds: Institutional

Investment Objective

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

CURRENT SEVEN-DAY YIELDS

Share Class	7-Day SEC Yield	7-Day Yield
SL Agency	5.54%	5.54%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

		Actual			Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

SL Agency	$ 1,000.00	$ 1,000.00	$ 0.45		$ 1,000.00	$ 1,024.75	$ 0.46		0.09%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2023	BlackRock Cash Funds: Treasury

Investment Objective

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

CURRENT SEVEN-DAY YIELDS

Share Class	7-Day SEC Yield	7-Day Yield
Institutional	5.30%	5.30%
SL Agency	5.33	5.33

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

		Actual			Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,000.00	$0.60		$1,000.00	$1,024.60	$0.61		0.12%
SL Agency	1,000.00	1,000.00	0.45		1,000.00	1,024.75	0.46		0.09

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Treasury Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

D I S C L O S U R E O F E X P E N S E S	7

Statements of Assets and Liabilities

December 31, 2023

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

ASSETS
Investments, at value — from the applicable Master Portfolio	$62,242,519,812	$22,480,206,460

Total assets	62,242,519,812	22,480,206,460

LIABILITIES
Payables:
Administration fees	1,096,999	555,296
Income dividend distributions	312,928,824	58,297,393
Professional fees	12	20

Total liabilities	314,025,835	58,852,709

Commitments and contingent liabilities

NET ASSETS	$61,928,493,977	$22,421,353,751

NET ASSETS CONSIST OF
Paid-in capital	$61,914,650,528	$22,424,271,635
Accumulated earnings (loss)	13,843,449	(2,917,884)

NET ASSETS	$61,928,493,977	$22,421,353,751

NET ASSET VALUE
Institutional
Net assets	N/A	$6,978,477,011

Shares outstanding	N/A	6,979,586,329

Net asset value	N/A	$1.00

Shares authorized	N/A	Unlimited

Par value	N/A	No par value

SL Agency
Net assets	$61,928,493,977	$15,442,876,740

Shares outstanding	61,899,940,941	15,444,631,236

Net asset value	$1.0005	$1.00

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2023

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Interest — unaffiliated	$3,724,782,723	$1,020,742,277
Expenses	(70,604,985)	(20,285,971)
Fees waived	21,400,006	6,213,459

Total investment income	3,675,577,744	1,006,669,765

FUND EXPENSES
Administration — class specific	14,032,164	5,500,531
Professional	10,944	10,944
Miscellaneous	12,601	458

Total expenses	14,055,709	5,511,933
Less:
Fees waived and/or reimbursed by the Administrator	(10,944)	(10,944)

Total expenses after fees waived and/or reimbursed	14,044,765	5,500,989

Net investment income	3,661,532,979	1,001,168,776

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	136,211	165,700
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	21,155,303	—

Net realized and unrealized gain	21,291,514	165,700

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,682,824,493	$1,001,334,476

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional		BlackRock Cash Funds: Treasury

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,661,532,979	$1,226,310,108	$1,001,168,776	$275,937,147
Net realized gain (loss)	136,211	377,973	165,700	(194,460)
Net change in unrealized appreciation (depreciation)	21,155,303	5,367,947	—	—

Net increase in net assets resulting from operations	3,682,824,493	1,232,056,028	1,001,334,476	275,742,687

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	—	(248,757,244)	(60,329,696)
SL Agency	(3,648,220,709)	(1,249,685,273)	(751,569,282)	(219,621,645)

Decrease in net assets resulting from distributions to shareholders	(3,648,220,709)	(1,249,685,273)	(1,000,326,526)	(279,951,341)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(12,433,630,915)	8,679,547,243	3,869,108,867	(4,616,524,316)

NET ASSETS
Total increase (decrease) in net assets	(12,399,027,131)	8,661,917,998	3,870,116,817	(4,620,732,970)
Beginning of year	74,327,521,108	65,665,603,110	18,551,236,934	23,171,969,904

End of year	$61,928,493,977	$74,327,521,108	$22,421,353,751	$18,551,236,934

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Institutional

	SL Agency

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$1.0000		$1.0003		$1.0006		$1.0004		$1.0001

Net investment income	0.0523		0.0178		0.0012		0.0078		0.0238
Net realized and unrealized gain (loss)	0.0005		(0.0003	)(a)	(0.0003)		0.0002		0.0003

Net increase from investment operations	0.0528		0.0175		0.0009		0.0080		0.0241

Distributions(b)
From net investment income	(0.0523)		(0.0178)		(0.0012)		(0.0078)		(0.0238)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	—

Total distributions	(0.0523)		(0.0178)		(0.0012)		(0.0078)		(0.0238)

Net asset value, end of year	$1.0005		$1.0000		$1.0003		$1.0006		$1.0004

Total Return(d)
Based on net asset value	5.38%		1.79%		0.09%		0.80%		2.43%

Ratios to Average Net Assets
Total expenses	0.09%		0.09%		0.09%		0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.09%		0.09%		0.09%		0.09%		0.09%

Net investment income	5.22%		1.83%		0.11%		0.75%		2.36%

Supplemental Data
Net assets, end of year (000)	$61,928,494		$74,327,521		$65,665,603		$60,592,423		$54,357,819

(a)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury

	Institutional

	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0494	0.0155		0.0001		0.0040	0.0210
Net realized and unrealized gain	0.0000 (a)	0.0000	(a)(b)	0.0000	(a)	0.0001	0.0000	(a)

Net increase from investment operations	0.0494	0.0155		0.0001		0.0041	0.0210

Distributions(c)
From net investment income	(0.0494)	(0.0155)		(0.0001)		(0.0040)	(0.0210)
From net realized gain	—	(0.0000	)(d)	(0.0000	)(d)	(0.0001)	(0.0000	)(d)

Total distributions	(0.0494)	(0.0155)		(0.0001)		(0.0041)	(0.0210)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(e)
Based on net asset value	5.05%	1.56%		0.01%		0.41%	2.12%

Ratios to Average Net Assets
Total expenses	0.12%	0.12%		0.12%		0.12%	0.12%

Total expenses after fees waived and/or reimbursed	0.12%	0.12%		0.06%		0.12%	0.12%

Net investment income	5.01%	1.46%		0.00	%(f)	0.23%	2.06%

Supplemental Data
Net assets, end of year (000)	$6,978,477	$4,071,845		$4,357,983		$9,011,269	$1,813,191

(a)	Amount is less than $0.00005 per share.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Amount is less than 0.005%.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury (continued)

	SL Agency

	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0497	0.0157		0.0001		0.0042	0.0213
Net realized and unrealized gain	0.0000 (a)	0.0000	(a)(b)	0.0000	(a)	0.0001	0.0000	(a)

Net increase from investment operations	0.0497	0.0157		0.0001		0.0043	0.0213

Distributions(c)
From net investment income	(0.0497)	(0.0157)		(0.0001)		(0.0042)	(0.0213)
From net realized gain	—	(0.0000	)(d)	(0.0000	)(d)	(0.0001)	(0.0000	)(d)

Total distributions	(0.0497)	(0.0157)		(0.0001)		(0.0043)	(0.0213)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(e)
Based on net asset value	5.08%	1.58%		0.01%		0.43%	2.15%

Ratios to Average Net Assets
Total expenses	0.09%	0.09%		0.09%		0.09%	0.09%

Total expenses after fees waived and/or reimbursed	0.09%	0.09%		0.06%		0.09%	0.09%

Net investment income	4.99%	1.60%		0.00	%(f)	0.37%	2.10%

Supplemental Data
Net assets, end of year (000)	$15,442,877	$14,479,392		$18,813,987		$11,008,718	$10,620,209

(a)	Amount is less than $0.00005 per share.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Amount is less than 0.005%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of the Master Portfolios. At December 31, 2023, the percentage of each Master Portfolio owned by its corresponding Fund was as follows: Institutional owned 100% of Money Market Master Portfolio and Treasury owned 93.5% of Treasury Money Market Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Institutional only offers SLAgency Shares and is only available for certain eligible investors. Treasury offers multiple classes of shares. Institutional, Select, SLAgency, Capital, Premium and Trust Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, and differ principally with respect to administration fees.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Treasury operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to discretionary liquidity fees.

Institutional prices and transacts its shares at a net asset value (“NAV”) per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

With respect to Institutional, the Board may impose a discretionary liquidity fee of up to 2% upon the value of shares redeemed, if such fee is determined to be in the best interests of such Fund.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each Master Portfolio are accounted for on a trade date basis. The Funds record their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Discretionary Liquidity Fees: Any discretionary liquidity fees imposed on the value of shares redeemed are recorded as paid-in-capital. The discretionary liquidity fees are collected and retained by Institutional for the benefit of Institutional’s remaining shareholders.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Administrator, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Administrator has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. The Administrator is entitled to receive for these administrative services an annual fee based on the average daily net assets of each Fund as follows:

Fund Name	Capital		Institutional	Premium		Select		SL Agency	Trust
Institutional	N/A		N/A	N/A		N/A		0.02%	N/A
Treasury	0.07	%(a)	0.05%	0.10	%(a)	0.15	%(a)	0.02	0.38	%(a)

(a)	No shares outstanding as of December 31, 2023.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. The Administrator may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	SL Agency	Total
Institutional	$—	$14,032,164	$14,032,164
Treasury	2,480,875	3,019,656	5,500,531

As of December 31, 2023, the only investors for the SL Agency Shares of Institutional are investment companies for which (i) BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of Institutional. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional and Treasury.

Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Shareholders of Capital, Institutional, Premium, Select, SL Agency and Trust Shares of the Funds do not pay any fees for distribution services.

Expense Waivers and Reimbursements: The Administrator contractually agreed to waive a portion of its administration fees for the Select Shares of Treasury through June 30, 2024. After giving effect to such contractual expense waiver, the administration fees for the Select Shares of Treasury will be 0.13%.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. The Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through June 30, 2024. These amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator
Institutional	$10,944
Treasury	10,944

The Administrator has also voluntarily agreed to waive and/or reimburse a portion of their respective administration fees to enable the Fund to maintain minimum levels of daily net investment income if applicable. The Administrator may discontinue the waiver and/or reimbursement at any time. For the year ended December 31, 2023, there were no fees waived and/or reimbursed by the Administrator under this agreement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

During the year ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22
Institutional
Ordinary income	$3,648,171,027	$1,249,685,273
Long-term capital gains	49,682	—

	$3,648,220,709	$1,249,685,273

Treasury
Ordinary income	$1,000,326,526	$279,935,854
Long-term capital gains	—	15,487

	$1,000,326,526	$279,951,341

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Institutional	$—	$13,843,449	$13,843,449
Treasury	(28,760)	(2,889,124)	(2,917,884)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing of distributions.

During the year ended December 31, 2023, the Fund listed below utilized the following amount of its capital loss carryforward:

Fund Name	Amounts
Treasury	$165,700

6.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed for Institutional were transacted at each class’s floating NAV per share calculated to four decimal places.

Transactions in capital shares for each class of Institutional were as follows:

Fund Name / Share Class	Year Ended 12/31/23		Year Ended 12/31/22
	Shares	Amounts	Shares	Amounts

Institutional
SL Agency
Shares sold	292,313,391,868	$292,433,197,100	340,532,789,595	$340,551,735,236
Shares issued in reinvestment of distributions	—	—	11,031	11,034
Shares redeemed	(304,741,305,340)	(304,866,828,015)	(331,851,421,519)	(331,872,199,027)

	(12,427,913,472)	$(12,433,630,915)	8,681,379,107	$8,679,547,243

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold, reinvested and redeemed at $1.00 per share for Treasury.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Transactions in capital shares for each class of Treasury were as follows:

Fund Name / Share Class	Year Ended 12/31/23	Year Ended 12/31/22

Treasury
Institutional
Shares sold	32,979,586,515	36,268,615,974
Shares issued in reinvestment of distributions	247,404,255	59,074,614
Shares redeemed	(30,320,076,218)	(36,612,942,944)

	2,906,914,552	(285,252,356)

SL Agency
Shares sold	342,223,437,828	354,705,253,711
Shares issued in reinvestment of distributions	70,818,222	19,988,904
Shares redeemed	(341,332,115,807)	(359,056,514,575)

	962,140,243	(4,331,271,960)

	3,869,054,795	(4,616,524,316)

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the funds listed in the table below (two of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

 BlackRock Cash Funds: Institutional

 BlackRock Cash Funds: Treasury

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the accounting agent of the Money Market Master Portfolio and Treasury Money Market Master Portfolio. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Institutional	$49,682

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest

Institutional	$106,636,225
Treasury	163,261,374

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends

Institutional	$3,661,532,979
Treasury	1,001,168,776

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends	Qualified Short-Term Capital Gains

Institutional	$2,571,572,726	$36
Treasury	1,001,168,776	—

I M P O R T A N T T A X I N F O R M A T I O N	19

Master Portfolio Information as of December 31, 2023

PORTFOLIO COMPOSITION

Money Market Master Portfolio	Percent of Net Assets

Repurchase Agreements	29.0%

Certificates of Deposit	28.9

Commercial Paper	20.3

Time Deposits	12.8

U.S. Treasury Obligations	3.2

U.S. Government Sponsored Agency Securities	0.9

Corporate Bonds	0.8

Municipal Bonds	0.7

Other Assets Less Liabilities	3.4

PORTFOLIO COMPOSITION

Treasury Money Market Master Portfolio	Percent of Net Assets

Repurchase Agreements	59.4%

U.S. Treasury Obligations	36.9

Other Assets Less Liabilities	3.7

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

Certificates of Deposit — 28.9%

Domestic — 5.2%
Bank of America NA 5.75%, 11/14/24	$150,000	$150,704,682
5.89%, 01/16/24(a)	300,000	300,042,501
5.89%, 01/17/24(a)	50,000	50,009,850
5.90%, 05/10/24	170,000	170,174,289
6.61%, 07/15/24(a)	175,000	175,319,401
Citibank NA 5.80%, 02/26/24	81,105	81,129,998
5.80%, 03/04/24	131,000	131,032,503
5.80%, 03/18/24	211,000	211,106,466
5.89%, 05/10/24	170,000	170,178,905
5.92%, 06/20/24	225,000	225,483,849
5.92%, 07/22/24	50,000	50,152,227
(1-day SOFR + 0.60%), 5.99%, 10/29/24(a)	100,000	100,141,511
HSBC Bank USA NA, (1-day SOFR + 0.60%), 6.00%, 11/05/24(a)	100,000	100,122,700
Wells Fargo Bank NA 5.80%, 11/12/24	200,000	201,002,318
(1-day SOFR + 0.50%), 5.90%, 01/22/24(a)	350,000	350,093,779
(1-day SOFR + 0.60%), 6.52%, 09/04/24(a)	200,000	200,325,476
(1-day SOFR + 0.60%), 6.53%, 11/01/24(a)	225,000	225,321,966
(1-day SOFR + 0.64%), 20.02%, 07/17/24(a)	190,000	190,363,512
(1-day SOFR + 0.65%), 6.05%, 07/05/24(a)	177,000	177,339,162

		3,260,045,095

Euro — 1.2%
Credit Industriel et Commercial 5.26%, 02/06/24	250,000	249,926,662
5.35%, 01/19/24	300,000	299,978,091
Rabobank International, 5.25%, 02/02/24	180,000	179,935,168

		729,839,921

Yankee — 22.5%
Banco Santander SA/New York, 5.78%, 06/17/24(b)	175,000	175,163,625
Bank of America/Chicago, 5.82%, 05/28/24(b)	69,000	69,057,598
Bank of Montreal/Chicago(b) 5.80%, 11/08/24	164,000	164,711,378
5.82%, 04/01/24	150,000	150,093,312
(1-day SOFR + 0.49%), 5.87%, 01/10/25(a)	165,000	165,147,510
(1-day SOFR + 0.65%), 6.05%, 06/11/24(a)	170,000	170,266,038
(1-day SOFR + 0.68%), 6.00%, 07/01/24(a)	250,000	250,468,665
Bank of Nova Scotia/Houston(b) 5.80%, 11/08/24	161,000	161,733,152
5.82%, 05/28/24	127,000	127,104,449
5.82%, 06/13/24	175,000	175,184,403
6.00%, 10/18/24	75,000	75,410,216
(1-day SOFR + 0.56%), 5.96%, 10/17/24(a)	149,000	149,220,058
Bank of Nova Scotia/New York, 5.57%, 06/20/24(b)	162,000	162,066,124
Barclays Bank PLC/New York, 5.70%, 02/16/24(b)	100,000	99,993,247
BNP Paribas SA/New York(b) 5.25%, 01/31/24	350,000	349,891,409
5.72%, 08/19/24	100,000	100,236,739
5.83%, 08/08/24	250,000	250,703,875
(1-day SOFR + 0.54%), 5.94%, 04/18/24(a)	178,000	178,192,794
(1-day SOFR + 0.63%), 6.03%, 02/05/24(a)	350,000	350,191,152
Canada Imperial Bank of Commerce/ New York, 5.80%, 11/08/24(b)	180,000	180,850,952
Canadian Imperial Bank of Commerce/ New York(b) 5.23%, 02/02/24	150,000	149,936,514
5.40%, 02/08/24	187,000	186,955,864

Security	Par (000)	Value

Yankee (continued)
Canadian Imperial Bank of Commerce/New York(b) (continued)
(1-day SOFR + 0.54%), 5.86%, 01/19/24(a)	$300,000	$300,080,352
(1-day SOFR + 0.54%), 5.94%, 01/18/24(a)	125,000	125,031,944
(1-day SOFR + 0.64%), 5.96%, 07/22/24(a)	191,000	191,446,144
(1-day SOFR + 0.68%), 6.06%, 07/01/24(a)	242,000	242,590,306
Cooperatieve Rabobank UA/New York, 5.78%, 11/08/24(b)	30,000	30,141,422
Credit Agricole Corporate & Investment Bank SA/New York(b) 5.35%, 01/11/24	250,000	249,974,570
5.80%, 03/05/24	78,000	78,045,145
5.80%, 03/12/24	50,000	50,029,752
Credit Industriel et Commercial/New York, 5.80%, 03/08/24(b)	168,000	168,095,614
Deutsche Bank AG/New York, 5.70%, 06/12/24(b)	231,000	231,177,791
KBC Bank NV/New York, 5.79%, 02/29/24(b)	175,000	175,104,219
Landesbank Baden-Wuerttemberg/New York, 5.65%, 02/20/24(b)	97,000	97,025,937
Mitsubishi UFJ Trust & Banking Corp./New York(b) 5.30%, 01/24/24	243,000	242,943,225
(1-day SOFR + 0.40%), 5.80%, 02/14/24(a)	150,000	150,049,860
(1-day SOFR + 0.42%), 5.81%, 10/11/24(a)	213,000	212,967,445
(1-day SOFR + 0.45%), 5.77%, 02/07/24(a)	163,000	163,055,312
(1-day SOFR + 0.55%), 5.94%, 08/13/24(a)	150,000	150,188,808
Mizuho Bank Ltd./New York, (1-day SOFR + 0.41%), 5.80%, 02/20/24(a)(b)	198,000	198,080,594
Mizuho Bank Ltd/New York(a)(b) 5.99%, 01/11/24	235,000	235,042,603
(1-day SOFR + 0.44%), 5.83%, 02/07/24	233,000	233,080,928
MUFG Bank Ltd./New York(b) 5.50%, 03/28/24	170,000	170,029,580
5.67%, 08/29/24	277,000	277,585,038
5.80%, 03/11/24	120,000	120,051,728
5.82%, 05/06/24	200,000	200,228,006
National Australia Bank Ltd/New York, (1-day SOFR + 0.52%), 5.92%, 04/26/24(a)(b)	77,000	77,088,619
Natixis SA/New York(b) 5.26%, 02/02/24	206,000	205,931,021
5.36%, 01/12/24	300,000	299,971,539
Natixis/New York(b) 5.80%, 06/07/24	90,000	90,100,182
5.85%, 02/01/24	90,000	90,031,179
Nordea Bank Abp/New York, (1-day SOFR + 0.51%), 5.83%, 04/12/24(a)(b)	212,000	212,194,512
Norinchukin Bank/New York, (1-day SOFR + 0.32%), 5.71%, 02/06/24(a)(b)	167,000	167,035,414
Royal Bank of Canada/New York(a)(b)
(1-day SOFR + 0.53%), 5.86%, 04/11/24	138,000	138,139,108
(1-day SOFR + 0.65%), 6.05%, 07/03/24	260,000	260,469,383
Standard Chartered Bank/New York(b) 5.63%, 03/01/24	106,000	106,000,440
5.90%, 01/02/24(a)	207,000	207,009,503
6.05%, 01/08/24(a)	269,000	269,041,031
Sumitomo Mitsui Banking Corp./New York(b) 5.80%, 05/02/24	300,000	300,369,513
5.80%, 05/03/24	125,000	125,140,425
5.87%, 01/08/24(a)	164,000	164,015,655
5.91%, 01/03/24(a)	268,000	268,014,472
(1-day SOFR + 0.42%), 5.80%, 02/07/24(a)	140,000	140,042,011
(1-day SOFR + 0.50%), 5.90%, 01/18/24(a)	200,000	200,040,396

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Yankee (continued)
Sumitomo Mitsui Trust Bank Ltd./New York, (1-day SOFR + 0.41%), 5.73%, 02/13/24(a)(b)	$250,000	$250,095,137
Svenska Handelsbanken/New York(a)(b)
(1-day SOFR + 0.41%), 5.80%, 02/08/24	183,000	183,058,871
(1-day SOFR + 0.53%), 5.85%, 04/19/24	188,000	188,219,733
Toronto-Dominion Bank/New York(b) 5.27%, 01/25/24	250,000	249,941,227
5.80%, 11/07/24	180,000	180,808,871
5.82%, 05/23/24	30,000	30,020,084
5.82%, 05/24/24	175,000	175,115,577
5.87%, 02/15/24(a)	262,000	262,128,273
5.89%, 01/29/24(a)	250,000	250,077,605
6.00%, 10/02/24	150,000	150,741,437
6.05%, 07/03/24	100,000	100,274,280
6.22%, 07/01/24(a)	222,000	222,485,021
Westpac Banking Corp./New York, 5.85%, 11/01/24(b)	300,000	301,490,460

		13,999,716,376

		17,989,601,392

Commercial Paper — 20.3%
Alinghi Funding Co. LLC, 5.92%, 04/16/24(c)	222,000	218,378,993
Australia & New Zealand Banking Group Ltd. 5.88%, 04/02/24(a)	75,000	75,068,614
5.62%, 07/01/24(c)	200,000	194,673,884
Banco Santander SA, 5.87%, 02/01/24(c)	171,000	170,130,053
Bank of Montreal 6.00%, 01/08/24(a)	179,000	179,022,375
5.79%, 02/13/24(a)	150,000	150,039,600
5.90%, 02/13/24(a)	271,000	271,109,213
5.82%, 04/03/24(c)	156,000	153,778,560
Bank of Nova Scotia, 5.98%, 02/09/24(a)(d)	210,000	210,101,401
Bayerische Landesbank/New York, Series 2020, 5.68%, 01/02/24(c)	100,000	99,940,952
Bedford Row Funding Corp., 5.82%, 11/04/24(c)(d)	100,000	95,688,619
Bennington Stark Capital Co. LLC, 5.36%, 01/03/24(c)	763,275	762,707,238
BPCE SA 5.98%, 01/05/24(a)	269,000	269,025,017
5.79%, 02/09/24(c)	173,000	171,916,155
5.82%, 04/02/24(c)	141,000	138,995,712
5.85%, 04/05/24(c)	150,000	147,798,811
5.32%, 12/11/24(c)	159,000	151,331,688
Brighthouse Financial Short Term Funding LLC, 6.05%, 01/11/24(a)(d)	194,000	194,037,830
Britannia Funding Co. LLC, 5.71%, 06/13/24(c)	150,000	146,303,988
Chesham Finance Ltd./Chesham Finance LLC(c) 5.35%, 01/02/24	343,000	342,796,814
5.36%, 01/02/24(d)	500,000	499,703,810
5.36%, 01/03/24(d)	842,000	841,376,187
5.36%, 01/08/24(d)	500,000	499,553,335
Concord Minutemen Capital Co. LLC(a) 5.89%, 05/16/24(d)	124,000	124,013,351
5.88%, 05/31/24	159,000	159,147,234
DNB Bank ASA, 5.88%, 04/29/24(a)	200,000	200,206,782
Erste Finance Delaware LLC, 5.34%, 01/02/24(c)	211,000	210,875,008
FMS Wertmanagement(c) 5.73%, 05/02/24	110,000	107,992,754
5.73%, 05/03/24	107,750	105,769,415
Great Bear Funding LLC, 5.34%, 01/04/24(c)	55,000	54,950,998
HSBC Bank PLC(a) 6.04%, 01/05/24	271,000	271,028,252
5.78%, 01/18/24	200,000	200,031,056

Security	Par (000)	Value

Commercial Paper (continued)
HSBC Bank PLC(a) (continued) 5.74%, 01/26/24	$269,000	$269,062,669
Hyundai Capital America(c) 5.57%, 01/03/24	119,000	118,910,798
5.57%, 01/04/24	119,000	118,892,929
ING U.S. Funding LLC 5.80%, 04/01/24(c)	164,000	161,681,662
5.86%, 04/01/24(a)	218,000	218,204,634
5.87%, 05/24/24(a)	184,000	184,163,935
Legacy Capital Co. LLC, 6.10%, 11/26/24(a)	99,000	99,209,979
Lloyds Bank PLC, 5.79%, 03/01/24(c)	132,000	130,732,272
Macquarie Bank Ltd. 6.03%, 01/09/24(a)	150,000	150,023,850
5.93%, 01/18/24(a)	266,000	266,060,914
5.82%, 03/07/24(c)	113,000	111,812,257
5.36%, 12/10/24(c)	50,000	47,599,751
5.89%, 12/13/24(a)	100,000	100,027,800
Microsoft Corp.(c) 5.43%, 02/08/24(d)	150,000	149,095,665
5.43%, 02/09/24	122,000	121,246,488
5.43%, 02/13/24	100,000	99,323,289
National Australia Bank Ltd. 8.05%, 02/02/24(a)	50,000	50,006,987
5.63%, 03/01/24(a)(d)	56,000	56,003,864
5.90%, 04/08/24(a)	100,000	100,071,900
5.79%, 04/15/24(c)	206,000	202,629,428
5.94%, 06/14/24(a)	200,000	200,284,000
National Bank of Canada, 5.73%, 02/05/24(c)	132,000	131,254,102
Ridgefield Funding Co. LLC, 5.79%, 03/04/24(c)	138,950	137,566,753
Royal Bank of Canada, 5.80%, 11/06/24(c)	175,000	167,381,203
Societe Generale SA, 5.80%, 02/12/24(a)(d)	255,000	255,068,850
UBS AG/London 5.99%, 03/05/24(a)	200,000	200,129,908
5.92%, 03/08/24(c)	165,000	163,256,806
5.99%, 05/31/24(c)	250,000	244,257,725
5.97%, 06/26/24(c)	160,000	155,744,000
5.88%, 08/02/24(c)(d)	282,000	273,079,954
Westpac Banking Corp. 5.72%, 03/13/24(c)	75,000	74,168,906
5.82%, 04/19/24(a)	100,000	100,092,640
5.84%, 04/19/24(a)	142,000	142,140,310
5.95%, 10/30/24(a)	128,000	128,158,592
5.71%, 11/07/24(c)	64,874	62,067,557
Westpac Securities NZ Ltd./London, 5.59%, 02/23/24(c)(d)	50,000	49,574,555

		12,656,480,631

Corporate Bonds — 0.8%

Automobiles — 0.8%
Toyota Motor Credit Corp.(a) 5.77%, 02/22/24	93,630	93,640,318
6.56%, 06/13/24	261,015	261,249,694
5.82%, 12/09/24	126,985	127,082,668

		481,972,680

Municipal Bonds — 0.7%

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Series 2023-1, VRDN, 5.38%, 01/05/24(a)(e)	68,837	68,837,000

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Montana — 0.0%
Taxable Municipal Funding Trust, Series 2018-4, VRDN, (AGM-CR), 5.48%, 01/05/24(a)(d)(e)	$3,025	$3,025,000

New Hampshire — 0.0%
New Hampshire Business Finance Authority, Series A, VRDN, 5.49%, 01/05/24(a)(d)(e)	12,500	12,500,000

New York — 0.4%
Jets Stadium Development LLC(a)(d)(e)
Series A-4A, VRDN, 5.92%, 01/05/24	38,455	38,455,000
Series A-4B, VRDN, 5.92%, 01/05/24	2,400	2,400,000
Series A-4C, VRDN, 5.92%, 01/05/24	33,400	33,400,000
Jets Stadium Finance Issuer LLC, VRDN, 5.92%, 01/05/24(a)(d)(e)	117,180	117,180,000
Taxable Municipal Funding Trust, Series 2019, VRDN, 5.48%, 01/05/24(a)(d)(e)	61,180	61,180,000
Taxable Tender Option Bond Trust, Series 2021, VRDN, 5.50%, 01/05/24(a)(d)(e)	2,000	2,000,000

		254,615,000

Ohio — 0.1%
Mizuho Floater/Residual Trust, RB, Series 2020, VRDN, 4.79%, 01/05/24(a)(d)(e)	28,765	28,765,000

Texas — 0.1%
North Texas Higher Education Authority, Inc., RB, VRDN, 5.38%, 01/05/24(a)(e)	45,500	45,500,000

		413,242,000

Time Deposits — 12.8%
Banco Santander SA, New York Branch, 5.33%, 01/03/24	1,500,000	1,500,000,000
Credit Agricole Corporate And Investment Bank SA, 5.30%, 01/02/24	493,000	493,000,000
First Abu Dhabi Bank, 5.32%, 01/02/24	855,000	855,000,000
KBC Bank NV/New York, 5.32%, 01/02/24	350,000	350,000,000
Landesbank Hessen Thueringen Giroze 5.34%, 01/02/24	405,000	405,000,000
5.37%, 01/03/24	200,000	200,000,000
5.37%, 01/04/24	380,000	380,000,000
5.37%, 01/05/24	650,000	650,000,000
Mizuho Bank Ltd./New York , 5.32%, 01/02/24	144,000	144,000,000
Royal Bank Of Canada 5.32%, 01/02/24	925,000	925,000,000
5.33%, 01/02/24	1,077,000	1,077,000,000
Skandinaviska Enskilda Banken , 5.32%, 01/02/24	400,000	400,000,000

Security	Par (000)	Value

Time Deposits (continued)
Toronto Dominion Bank 5.31%, 01/02/24	$100,000	$100,000,000
5.32%, 01/02/24	499,000	499,000,000

		7,978,000,000

U.S. Government Sponsored Agency Securities — 0.9%
Federal Home Loan Bank Discount Notes, 5.35%, 03/06/24(c)	52,000	51,492,682
Federal Home Loan Banks 5.43%, 01/05/24(a)	175,000	174,999,129
5.30%, 04/19/24	325,000	324,525,874

		551,017,685

U.S. Treasury Obligations — 3.2%
U.S. Treasury Floating Rate Notes(a)
(3-mo.Treasury money market yield + 0.14%), 5.47%, 10/31/24	316,000	315,901,259
(3-mo.Treasury money market yield + 0.20%), 5.53%, 01/31/25	862,000	861,995,199
(3-mo.Treasury money market yield + 0.17%), 5.50%, 04/30/25 - 10/31/25	643,000	642,435,480
(3-mo.Treasury money market yield + 0.13%), 5.46%, 07/31/25	182,000	181,753,945

		2,002,085,883

Total Short-Term Securities —67.6% (Cost: $42,049,821,330)		42,072,400,271

Total Repurchase Agreements — 29.0% (Cost: $18,067,000,000)		18,067,000,000

Total Investments — 96.6% (Cost: $60,116,821,330(f))		60,139,400,271

Other Assets Less Liabilities — 3.4%		2,103,119,541

Net Assets — 100.0%		$62,242,519,812

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)	Rates are the current rate or a range of current rates as of period end.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Barclays Bank PLC	5.42	%(a)	12/29/23	01/02/24	$530,000	$530,000,000	$530,319,178	Corporate Debt/Obligation, 1.72% to 8.00%, due 10/01/24 to 10/27/81	$576,711,000	$556,500,796
	5.57	(a)	12/29/23	02/02/24	104,000	104,000,000	104,563,189	Corporate Debt/Obligation, 4.00% to 7.43%, due 2/01/26 to 5/15/62	106,019,000	111,285,586

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Barclays Bank PLC (continued)	5.44	%(a)	12/29/23	01/02/24	$301,000	$301,000,000	$301,181,938	Corporate Debt/Obligation, 2.00% to 7.55%, due 2/01/25 to 3/15/54	$317,304,000	$322,073,751
	5.55	(a)	12/29/23	01/05/24	100,000	100,000,000	100,107,917	Corporate Debt/Obligation, 2.08% to 13.59%, due 8/25/33 to 9/25/50	369,708,655	119,758,953

Total Barclays Bank PLC						$1,035,000,000				$1,109,619,086

Barclays Capital, Inc.	5.55	(a)	12/29/23	02/02/24	64,000	64,000,000	64,345,333	U.S. Treasury Obligation, 0.00%, due 2/15/26 to 5/15/42	114,781,151	65,280,000
	5.72	(a)	12/29/23	02/02/24	79,000	79,000,000	79,439,328	Corporate Debt/Obligation, 5.22% to 21.10%, due 4/16/29 to 11/25/53	110,444,924	98,750,000

Total Barclays Capital, Inc.						$143,000,000				$164,030,000

BNP Paribas S.A.	5.77	(a)	12/29/23	04/02/24	85,000	85,000,000	86,294,243	Corporate Debt/Obligation, 0.45% to 13.50%, due 11/10/24 to 12/31/79	100,528,537	96,676,125
	5.42	(a)	12/29/23	01/02/24	300,000	300,000,000	300,180,667	Corporate Debt/Obligation, 0.00% to 14.84%, due 1/02/24 to 10/25/68	326,098,552	313,353,044

Total BNP Paribas S.A.						$385,000,000				$410,029,169

BofA Securities, Inc.	5.64	(a)	12/29/23	02/02/24	305,000	305,000,000	306,672,417	Corporate Debt/Obligation, 0.00% to 10.05%, due 8/15/24 to 2/25/70	393,627,523	326,350,000
	5.34		12/29/23	01/02/24	120,000	120,000,000	120,071,200	U.S. Government Sponsored Agency Obligation, 0.00% to 6.00%, due 3/20/35 to 5/20/72	2,616,444,254	126,000,000
	5.44	(a)	12/29/23	01/05/24	113,000	113,000,000	113,119,529	Corporate Debt/Obligation, 0.82% to 7.78%, due 4/15/24 to 12/31/79	121,877,000	118,650,018
	5.54	(a)	12/29/23	02/02/24	100,000	100,000,000	100,538,611	Corporate Debt/Obligation, 1.00% to 9.38%, due 4/29/24 to 8/23/51	107,376,000	105,000,616
	5.82	(a)	12/29/23	03/03/24	198,000	198,000,000	200,080,650	Corporate Debt/Obligation, 0.00% to 13.99%, due 1/02/24 to 1/25/68	590,781,685	227,700,000

Total BofA Securities, Inc.						$836,000,000				$903,700,634

Citigroup Global Markets, Inc.(b)	5.35	(a)	12/29/23	01/02/24	705,000	705,000,000	705,419,083	U.S. Government Sponsored Agency Obligation, 3.00% to 7.50%, due 8/31/25 to 6/20/53	730,186,099	719,100,084
	5.47	(a)	12/29/23	01/02/24	150,000	150,000,000	150,091,167	Corporate Debt/Obligation, 0.00% to 5.35%, due 1/02/24 to 5/15/47	163,090,100	153,452,847
	5.33	(a)	12/29/23	01/02/24	75,000	75,000,000	75,044,416	U.S. Treasury Obligation, 0.50% to 1.25%, due 6/30/27 to 6/30/28	313,486,200	76,500,012

Total Citigroup Global Markets, Inc.						$930,000,000				$949,052,943

Credit Agricole Corp.(b)	5.33		12/29/23	01/02/24	239,000	239,000,000	239,141,541	U.S. Treasury Obligation, 1.63% to 4.63%, due 8/15/24 to 8/15/29	625,725,700	243,780,030

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Credit Agricole Corp. (continued)	5.34%		12/29/23	01/02/24	$10,000	$10,000,000	$10,005,933	U.S. Treasury Obligation, 0.75% to 4.25%, due 12/31/24 to 4/30/26	$10,470,300	$10,200,063
	5.53	(a)	12/29/23	01/05/24	349,000	349,000,000	349,375,272	Corporate Debt/Obligation, 0.25% to 10.63%, due 3/08/24 to 12/31/2500	383,413,033	368,721,800

Total Credit Agricole Corp.						$598,000,000				$622,701,893

Deutsche Bank Securities, Inc.	5.33		12/29/23	01/02/24	75,000	75,000,000	75,044,417	U.S. Treasury Obligation, 3.75%, due 8/15/41	78,794,400	76,500,041
Federal Reserve Bank of New York	5.30		12/29/23	01/02/24	6,400,000	6,400,000,000	6,403,768,889	U.S. Treasury Obligation, 1.38%, due 11/15/31	7,680,561,800	6,403,768,923
Goldman Sachs & Co.	5.35		12/29/23	01/02/24	1,450,000	1,450,000,000	1,450,861,944	U.S. Government Sponsored Agency Obligation, 2.00% to 6.34%, due 7/01/36 to 9/15/64	2,014,554,926	1,479,003,662
J.P. Morgan Securities LLC	5.62	(a)	12/29/23	01/05/24	600,000	600,000,000	600,655,667	Corporate Debt/Obligation, 0.00% to 11.78%, due 1/02/24 to 12/31/79	1,515,979,719	642,024,403
	5.69	(a)	12/29/23	03/28/24	230,000	230,000,000	233,271,750	Corporate Debt/Obligation, 0.00% to 7.72%, due 10/01/25 to 11/15/68	267,087,241	246,100,002
	5.80	(a)	12/29/23	03/28/24	550,000	550,000,000	557,975,000	Corporate Debt/Obligation, 0.00% to 9.46%, due 9/20/24 to 7/28/2121	1,280,546,680	589,442,202
	5.34		12/29/23	01/02/24	990,000	990,000,000	990,587,400	U.S. Government Sponsored Agency Obligation, 0.00% to 8.00%, due 1/02/24 to 7/15/64	1,521,747,884	1,009,800,001
	5.44	(a)	12/29/23	01/02/24	200,000	200,000,000	200,120,889	Corporate Debt/Obligation, 0.00% to 7.80%, due 1/04/24 to 7/16/61	2,325,038,654	207,237,516
	5.52	(a)	12/29/23	01/02/24	87,000	87,000,000	87,053,360	Corporate Debt/Obligation, 0.00% to 5.25%, due 2/15/24 to 5/15/2112	93,006,000	93,090,838
	5.54	(a)	12/29/23	01/02/24	163,000	163,000,000	163,100,335	Corporate Debt/Obligation, 0.00% to 9.38%, due 2/15/24 to 7/01/53	186,134,227	174,806,036
	5.62	(a)	12/29/23	01/02/24	200,000	200,000,000	200,124,889	Corporate Debt/Obligation, 3.25% to 9.25%, due 6/15/24 to 12/31/2500	222,868,000	220,000,349
	5.63	(a)	12/29/23	03/29/24	325,000	325,000,000	329,625,201	Corporate Debt/Obligation, 0.00% to 7.04%, due 2/15/24 to 11/01/63	338,558,000	347,750,870
	5.80	(a)	12/29/23	03/28/24	143,000	143,000,000	145,073,500	Corporate Debt/Obligation, 0.00% to 8.36%, due 12/01/24 to 1/01/45	153,148,000	152,583,675
	5.80	(a)	12/29/23	03/28/24	205,000	205,000,000	207,972,500	Corporate Debt/Obligation, 0.00% to 9.25%, due 4/18/24 to 12/31/79	275,732,393	221,241,829

Total J.P. Morgan Securities LLC						$3,693,000,000				$3,904,077,721

Mizuho Security USA, Inc.	5.47	(a)	12/29/23	01/02/24	24,000	24,000,000	24,014,587	Corporate Debt/Obligation, 4.50% to 5.00%, due 2/15/41 to 5/01/50	23,535,000	25,681,406

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Mizuho Security USA, Inc. (continued)	5.77	%(a)	12/29/23	02/02/24	$67,000	$67,000,000	$67,375,851	Corporate Debt/Obligation, 2.38% to 7.46%, due 11/25/34 to 9/25/68	$268,002,458	$69,447,332
	5.87	(a)	12/29/23	03/29/24	110,000	110,000,000	111,632,186	Corporate Debt/Obligation, 1.51% to 8.01%, due 3/20/25 to 2/25/68	151,880,681	117,700,001

Total Mizuho Security USA, Inc.						$201,000,000				$212,828,739

Natixis SA	5.52	(a)	12/29/23	01/02/24	152,000	152,000,000	152,093,227	Corporate Debt/Obligation, 1.99% to 7.50%, due 3/17/25 to 11/15/95	171,258,072	159,600,414
	5.55	(a)	12/29/23	01/05/24	120,000	120,000,000	120,129,500	Corporate Debt/Obligation, 1.58% to 9.63%, due 3/17/25 to 1/24/77	137,084,734	126,000,273
	5.63	(a)	12/29/23	01/05/24	83,000	83,000,000	83,090,862	Corporate Debt/Obligation, 0.00% to 7.99%, due 5/15/26 to 5/14/53	91,835,259	89,191,992

Total Natixis SA						$355,000,000				$374,792,679

TD Securities (USA) LLC	5.40	(a)	12/29/23	01/02/24	317,000	317,000,000	317,190,200	Corporate Debt/Obligation, 2.45% to 10.50%, due 2/15/25 to 3/15/82	354,989,000	353,022,760
Wells Fargo Securities LLC	5.80	(a)	12/29/23	03/28/24	349,000	349,000,000	354,060,500	Corporate Debt/Obligation, 0.00% to 8.60%, due 1/02/24 to 8/25/68	4,830,825,751	373,430,000
	5.35		12/29/23	01/02/24	1,000,000	1,000,000,000	1,000,594,444	U.S. Government Sponsored Agency Obligation, 1.50% to 7.00%, due 10/20/38 to 12/20/53	1,650,280,568	1,020,000,000
	5.80	(a)	12/29/23	04/02/24	300,000	300,000,000	304,591,667	Corporate Debt/Obligation, 0.00% to 8.77%, due 2/15/24 to 12/31/79	1,940,268,578	319,039,865

Total Wells Fargo Securities LLC						1,649,000,000				1,712,469,865

						$18,067,000,000				$18,675,598,115

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Certificates of Deposit	$—	$17,989,601,392	$—	$17,989,601,392
Commercial Paper	—	12,656,480,631	—	12,656,480,631
Corporate Bonds	—	481,972,680	—	481,972,680
Municipal Bonds	—	413,242,000	—	413,242,000
Repurchase Agreements	—	18,067,000,000	—	18,067,000,000
Time Deposits	—	7,978,000,000	—	7,978,000,000

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Money Market Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

U.S. Government Sponsored Agency Securities	$—	$551,017,685	$—	$551,017,685
U.S. Treasury Obligations	—	2,002,085,883	—	2,002,085,883

	$—	$60,139,400,271	$—	$60,139,400,271

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments December 31, 2023	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

U.S. Treasury Obligations — 36.9%
U.S. Treasury Bills(a) 5.49%, 01/04/24 - 05/09/24	$1,061,332	$1,047,190,876
5.40%, 01/11/24 - 10/03/24	61,677	60,274,264
5.50%, 01/18/24	213,897	213,357,622
5.39%, 01/25/24 - 10/31/24	423,638	409,786,936
5.48%, 01/30/24	93,131	92,737,258
5.54%, 02/06/24 - 03/21/24	559,328	555,575,697
5.45%, 02/15/24	146,996	146,024,907
5.51%, 02/22/24	210,904	209,291,424
5.46%, 03/12/24 - 05/23/24	770,346	755,844,911
5.52%, 03/14/24	247,711	245,052,120
5.44%, 03/19/24 - 05/16/24	1,120,820	1,103,318,122
5.58%, 04/04/24	279,940	276,036,702
5.41%, 04/16/24	182,240	179,433,593
5.57%, 04/18/24	272,072	267,769,671
5.56%, 05/02/24	250,000	245,492,777
5.26%, 06/13/24	202,273	197,671,599
5.35%, 06/20/24	287,703	280,691,714
5.30%, 06/27/24	11,465	11,177,308
5.36%, 08/08/24	96,280	93,296,445
5.42%, 09/05/24	72,200	69,651,027
U.S. Treasury Floating Rate Notes(b)
(3-mo.Treasury money market yield - 0.02%), 5.32%, 01/31/24	112,145	112,144,983
(3-mo.Treasury money market yield - 0.08%), 5.26%, 04/30/24	41,870	41,860,103

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Floating Rate Notes(b) (continued)
(3-mo.Treasury money market yield + 0.04%), 5.37%, 07/31/24	$131,721	$131,755,880
(3-mo.Treasury money market yield + 0.14%), 5.47%, 10/31/24	177,640	177,523,781
(3-mo.Treasury money market yield + 0.17%), 5.50%, 04/30/25 - 10/31/25	1,626,011	1,625,946,125
(3-mo.Treasury money market yield + 0.13%), 5.46%, 07/31/25	264,520	264,338,682
U.S. Treasury Notes 0.63%, 10/15/24	34,590	33,371,353
1.50%, 10/31/24	35,442	34,382,300

Total Short-Term Securities —36.9% (Cost: $8,880,998,180)		8,880,998,180

Total Repurchase Agreements — 59.4% (Cost: $14,291,000,000)		14,291,000,000

Total Investments — 96.3% (Cost: $23,171,998,180(c))		23,171,998,180

Other Assets Less Liabilities — 3.7%		880,426,146

Net Assets — 100.0%		$24,052,424,326

(a)	Rates are the current rate or a range of current rates as of period end.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Bank of Nova Scotia	5.33%		12/29/23	01/02/24	$75,000	$75,000,000	$75,044,417	U.S. Treasury Obligation, 0.13% to 4.38%, due 11/30/25 to 2/15/50	$73,576,100	$76,545,324
Barclays Bank PLC	5.34		12/29/23	01/02/24	600,000	600,000,000	600,356,000	U.S. Treasury Obligation, 2.75%, due 7/31/27 to 8/15/47	692,326,300	612,000,055
BNP Paribas S.A.	5.34		12/29/23	01/02/24	125,000	125,000,000	125,074,167	U.S. Treasury Obligation, 0.00% to 4.63%, due 2/28/25 to 11/15/32	130,194,965	127,500,001
	5.34		12/29/23	01/02/24	315,000	315,000,000	315,186,900	U.S. Treasury Obligation, 0.00% to 5.00%, due 1/15/25 to 5/15/50	373,025,400	321,300,043

Total BNP Paribas S.A.						$440,000,000				$448,800,044

BofA Securities, Inc.	5.33		12/29/23	01/02/24	5,000	5,000,000	5,002,961	U.S. Treasury Obligation, 0.00%, due 8/15/27 to 11/15/28	5,884,941	5,100,000
Citigroup Global Markets, Inc.(a)	5.33	(b)	12/29/23	01/02/24	200,000	200,000,000	200,118,444	U.S. Treasury Obligation, 0.50% to 1.25%, due 6/30/27 to 6/30/28	313,486,200	204,000,031
	5.33	(b)	12/29/23	01/02/24	150,000	150,000,000	150,088,833	U.S. Treasury Obligation, 0.13% to 2.88%, due 2/15/24 to 5/15/30	160,019,700	153,000,000
	5.33	(b)	12/29/23	01/02/24	225,000	225,000,000	225,133,250	U.S. Treasury Obligation, 0.25% to 2.50%, due 4/30/24 to 7/31/25	233,533,200	229,500,004

Total Citigroup Global Markets, Inc.						$575,000,000				$586,500,035

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Treasury Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, at Value
Credit Agricole Corp.(a)	5.33%		12/29/23	01/02/24	$50,000 $	50,000,000	$50,029,611	U.S. Treasury Obligation, 1.88% to 2.63%, due 2/15/29 to 2/28/29	$54,416,000	$51,000,036
	5.33		12/29/23	01/02/24	361,000	361,000,000	361,213,792	U.S. Treasury Obligation, 1.63% to 4.63%, due 8/15/24 to 8/15/29	625,725,700	368,220,046
	5.33		12/29/23	01/02/24	75,000	75,000,000	75,044,417	U.S. Treasury Obligation, 1.63%, due 10/31/26	81,533,500	76,500,024

Total Credit Agricole Corp.						$486,000,000				$495,720,106

Federal Reserve Bank of New York	5.30		12/29/23	01/02/24	11,500,000	11,500,000,000	11,506,772,222	U.S. Treasury Obligation, 0.63% to 4.50%, due 3/31/24 to 5/15/45	12,115,590,500	11,506,772,229
HSBC Securities (USA), Inc.	5.33	(b)	12/29/23	01/02/24	225,000	225,000,000	225,133,250	U.S. Treasury Obligation, 0.00% to 4.38%, due 2/15/25 to 11/15/49	236,145,000	229,500,001
Natixis SA	5.33		12/29/23	01/02/24	25,000	25,000,000	25,014,806	U.S. Treasury Obligation, 0.00% to 4.88%, due 2/08/24 to 11/15/53	31,642,407	25,500,000
	5.33	(b)	12/29/23	01/02/24	100,000	100,000,000	100,059,222	U.S. Treasury Obligation, 0.00% to 4.75%, due 2/08/24 to 11/15/53	112,370,355	102,000,000

Total Natixis SA						$125,000,000				$127,500,000

SG Americas Securities LLC	5.33		12/29/23	01/02/24	80,000	80,000,000	80,047,378	U.S. Treasury Obligation, 4.63%, due 10/15/26	79,693,200	81,600,056
TD Securities (USA) LLC	5.33		12/29/23	01/02/24	180,000	180,000,000	180,106,600	U.S. Treasury Obligation, 1.38% to 1.75%, due 3/15/25 to 10/31/28	198,506,400	183,600,029

						$14,291,000,000				$14,353,637,879

(a)	Traded in a joint account.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$14,291,000,000	$—	$14,291,000,000
U.S. Treasury Obligations	—	8,880,998,180	—	8,880,998,180

	$—	$23,171,998,180	$—	$23,171,998,180

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Statements of Assets and Liabilities

December 31, 2023

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$42,072,400,271	$8,880,998,180
Cash	2,607,068,866	1,002,183,968
Repurchase agreements, at value(b)	18,067,000,000	14,291,000,000
Receivables:
Interest — unaffiliated	341,723,406	29,149,485

Total assets	63,088,192,543	24,203,331,633

LIABILITIES
Payables:
Investments purchased	841,502,508	149,374,511
Investment advisory fees	3,826,171	1,419,666
Trustees’ fees	74,955	52,944
Professional fees	269,097	60,186

Total liabilities	845,672,731	150,907,307

Commitments and contingent liabilities

NET ASSETS	$62,242,519,812	$24,052,424,326

NET ASSETS CONSIST OF
Investors’ capital	$62,219,940,871	$24,052,424,326
Net unrealized appreciation (depreciation)	22,578,941	—

NET ASSETS	$62,242,519,812	$24,052,424,326

(a) Investments, at cost — unaffiliated	$42,049,821,330	$8,880,998,180
(b) Repurchase agreements, at cost	$18,067,000,000	$14,291,000,000

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2023

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$3,724,782,723	$1,096,347,726

Total investment income	3,724,782,723	1,096,347,726

EXPENSES
Investment advisory	70,309,424	21,590,158
Trustees	278,818	178,181
Professional	28,361	19,402
Miscellaneous	10,260	3,634

Total expenses excluding interest expense	70,626,863	21,791,375
Interest expense	(21,878)	—

Total expenses	70,604,985	21,791,375
Less:
Fees waived and/or reimbursed by the Manager	(21,400,006)	(6,674,724)

Total expenses after fees waived and/or reimbursed	49,204,979	15,116,651

Net investment income	3,675,577,744	1,081,231,075

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	136,211	179,524
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	21,155,303	—

Net realized and unrealized gain	21,291,514	179,524

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,696,869,258	$1,081,410,599

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets

	Money Market Master Portfolio		Treasury Money Market Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,675,577,744	$1,239,718,043	$1,081,231,075	$303,696,325
Net realized gain (loss)	136,211	377,973	179,524	(215,219)
Net change in unrealized appreciation (depreciation)	21,155,303	5,367,947	—	—

Net increase in net assets resulting from operations	3,696,869,258	1,245,463,963	1,081,410,599	303,481,106

CAPITAL TRANSACTIONS
Proceeds from contributions	292,433,207,838	340,551,735,236	376,392,286,394	392,420,697,296
Value of withdrawals	(308,509,174,970)	(332,848,241,295)	(373,365,552,461)	(397,324,622,000)

Net increase (decrease) in net assets derived from capital transactions	(16,075,967,132)	7,703,493,941	3,026,733,933	(4,903,924,704)

NET ASSETS
Total increase (decrease) in net assets	(12,379,097,874)	8,948,957,904	4,108,144,532	(4,600,443,598)
Beginning of year	74,621,617,686	65,672,659,782	19,944,279,794	24,544,723,392

End of year	$62,242,519,812	$74,621,617,686	$24,052,424,326	$19,944,279,794

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	Money Market Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return	5.40%	1.81%	0.11%	0.82%	2.45%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	5.23%	1.85%	0.13%	0.77%	2.38%

Supplemental Data
Net assets, end of year (000)	$62,242,520	$74,621,618	$65,672,660	$60,604,344	$54,443,686

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

	Treasury Money Market Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return	5.10%	1.60%	0.03%	0.45%	2.17%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.06%	0.07%	0.07%

Net investment income	5.01%	1.59%	0.01%	0.37%	2.12%

Supplemental Data
Net assets, end of year (000)	$24,052,424	$19,944,280	$24,544,723	$21,158,682	$13,699,249

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to two series of MIP: Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio is classified as diversified.

Treasury Money Market Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master Portfolio is not subject to discretionary liquidity fees.

With respect to Money Market Master Portfolio, the Board of Trustees of MIP (the “Board”) may impose a discretionary liquidity fee of up to 2% upon the value of shares redeemed, if such fee is determined to be in the best interests of such Master Portfolio.

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Bank Overdraft: The Master Portfolios had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Master Portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Discretionary Liquidity Fees: Any discretionary liquidity fees imposed on the value of shares redeemed are recorded as paid-in-capital. The discretionary liquidity fees are collected and retained by Money Market Master Portfolio for the benefit of Money Market Master Portfolio’s remaining shareholders.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies (Money Market Master Portfolio): The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Investment Valuation Policies (Treasury Money Market Master Portfolio): U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master Portfolio seeks to maintain the net asset value (“NAV”) per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Money Market Master Portfolio’s assets and liabilities:

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively. The Master Portfolios, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of each Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of each Master Portfolio’s net assets.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Administration: MIP, on behalf of each Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by each Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

With respect to Money Market Master Portfolio, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Master Portfolio for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of the average daily value of each Master Portfolio’s net assets through June 30, 2024. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Master Portfolio Name	Fees Waived and/or Reimbursed by the Manager
Money Market Master Portfolio	$21,092,827
Treasury Money Market Master Portfolio	6,477,141

The Manager and BAL have also voluntarily agreed to waive a portion of their respective investment advisory and administration fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income, if applicable. The Manager and BAL may discontinue the waiver at any time. For the year ended December 31, 2023, there were no fees waived and/or reimbursed by the Manager under this agreement.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to reimburse the Master Portfolios or provide an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to these independent expenses through June 30, 2024. These amounts waived are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Money Market Master Portfolio	$307,179
Treasury Money Market Master Portfolio	197,583

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolios may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

6.	INCOME TAX INFORMATION

Treasury Money Market Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Treasury Money Market Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

7.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolios and their investments. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.

On July 12, 2023, the SEC approved changes to money market fund regulations. These changes, among other things: (i) eliminate provisions that permit a money market fund to suspend redemptions except in liquidations, (ii) require institutional prime and institutional tax-exempt money market funds to impose mandatory liquidity fees under certain conditions, (iii) permit a discretionary liquidity fee for a non-government money market fund and (iv) increase minimum daily and weekly liquidity for all money market funds. These changes will be implemented over the next 12 months depending on the change and may affect the Master Portfolios’ operations and return potential.

Certain obligations held by the Money Market Master Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Money Market Master Portfolio monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Certain affiliates indirectly invest in the Master Portfolios through the SL Agency Shares of BlackRock Cash Funds. As of period end, these affiliated investors represent a significant portion of the net assets of Money Market Master Portfolio and Treasury Money Market Master Portfolio.

Market Risk: Each Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Master Portfolio to reinvest in lower yielding securities. Each Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from each Master Portfolio’s portfolio will decline if each Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Valuation Risk: The price the Money Market Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Money Market Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Money Market Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Money Market Master Portfolio, and the Money Market Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Money Market Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The Master Portfolios invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolios may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolios invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolios invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

 Money Market Master Portfolio

 Treasury Money Market Master Portfolio

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

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Trustee and Officer Information (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (888) 204-3956.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust/MIP.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds/Master Portfolios.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. The Funds’/Master Portfolios’ reports on Form N-MFP are available on the SEC’s website at sec.gov. Additionally, each Fund/Master Portfolio makes portfolio holdings available to shareholders/interest holders on its website at blackrock.com.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities and information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 626-1960; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

State Street Bank and Trust Company

North Quincy, MA 02171

Distributor

BlackRock Investments, LLC

New York, NY 10001

A D D I T I O N A L I N F O R M A T I O N	45

Additional Information  (continued)

Fund and/or MIP Service Providers (continued)

Independent Registered Public Accounting Firm	Legal Counsel
PricewaterhouseCoopers LLP	Sidley Austin LLP
Philadelphia, PA 19103	New York, NY 10019

(a)For Money Market Master Portfolio.	Address of the Trust/MIP
400 Howard Street
San Francisco, CA 94105

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM-CR	AGM Insured Custodial Receipt

CR	Custodian Receipt

RB	Revenue Bond

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Note

Important Fund Information

The following applies to BlackRock Cash Funds: Institutional and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

The following applies to BlackRock Cash Funds:Treasury and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

blackrock.com | 888-204-3956

MMF3-12/23-AR

DECEMBER 31, 2023

2023 Annual Report

BlackRock Funds III

•	BlackRock LifePath® Dynamic Retirement Fund
•	BlackRock LifePath® Dynamic 2025 Fund
•	BlackRock LifePath® Dynamic 2030 Fund
•	BlackRock LifePath® Dynamic 2035 Fund
•	BlackRock LifePath® Dynamic 2040 Fund
•	BlackRock LifePath® Dynamic 2045 Fund
•	BlackRock LifePath® Dynamic 2050 Fund
•	BlackRock LifePath® Dynamic 2055 Fund
•	BlackRock LifePath® Dynamic 2060 Fund
•	BlackRock LifePath® Dynamic 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.04%	26.29%

U.S. small cap equities (Russell 2000® Index)	8.18	16.93

International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24

Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Retirement Fund along with the BlackRock LifePath® Dynamic Funds with target dates of 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 are referred to as the “LifePath Dynamic Funds”.

For the 12-month period ended December 31, 2023, for the LifePath® Dynamic Retirement Fund and the LifePath® Dynamic Funds with the vintages of 2025, 2030, 2035, 2040, 2045, 2050, 2060 and 2065, all of the Funds’ share classes outperformed their respective custom benchmark, with the exception of their Investor C Shares which underperformed.

For the LifePath® Dynamic Fund with the vintage of 2055, the Fund’s Institutional, Investor A and Class K Shares outperformed its respective custom benchmark with the exception of its Investor C Shares which underperformed and its Class R Shares which performed in line.

Relative performance is driven by a combination of tactical macroeconomic themes and underlying actively managed strategies. The following discussion of relative performance pertains to each Fund’s custom benchmark.

What factors influenced performance?

Active asset allocation decisions were the primary contributor to the Funds’ outperformance in 2023. The results of the underlying active managers also made a modest contribution to results.

With respect to asset allocation, positioning in equities, fixed income and currencies all contributed. An overweight in equities added value as global markets rallied. Early in the reporting period, the Funds were positioned against the common narrative that a recession was near, which proved to be the correct approach. An underweight in the U.S. dollar against a basket of international currencies added modestly to performance. A general underweight in fixed income also contributed positively, as bonds were under pressure over the first ten months of the year due to expectations for rising interest rates.

Within the Funds’ underlying strategies, equity strategies added value. The largest contributions came from Diversified Equity (a domestic-focused equity strategy) and International Alpha Tilts (an international-focused equity strategy). On the other hand, Tactical Opportunities (a macro liquid alternative strategy) detracted.

The Funds used derivatives, including financial futures, swaps and foreign currency transactions, as a means to manage risk and/or take outright views on equities, interest rates, credit risk and/or currencies. The use of derivatives in place of physical securities marginally contributed to performance. The Funds’ cash position had no material impact on performance.

Describe recent portfolio activity.

The Funds entered 2023 overweight in U.S. and developed-market international equities, underweight in real estate, overweight in high yield bonds and 10-year U.S. Treasury bond futures, and underweight in 10-year U.S. Treasury bond futures. The start of the period was characterized by pessimism about the trajectory of economic activity and associated hopes that inflation was set to decline toward central bank targets. These trends supported the returns of both stocks and bonds. However, the January 2023 rally stalled after a streak of stronger-than-expected economic data signaled that inflation would remain elevated. The investment adviser used this dynamic to take profits on the 10-year U.S. Treasury position. The Funds’ investment adviser re-established the position in March 2023 when the market’s expectations for future rate hikes once again began to decline.

Late in the first quarter of 2023, the investment adviser took advantage of temporary mispricings caused by the U.S. regional banking crisis to establish an overweight in Japanese equities, an overweight in the euro against the U.S. dollar, and an underweight in five-year U.S. Treasury bond futures.

As equity markets continued to move higher through the second quarter of 2023, the investment adviser reduced the Funds’ positions in both Japan and the United States. On the currency side, the investment adviser initiated overweights in the Australian dollar and Canadian dollar versus the U.S. dollar as high nominal interest rates in the United States, paired with the federal government’s large financing needs, created a trade-off between fighting inflation and maintaining fiscal sustainability.

Early in the third quarter of 2023, the investment adviser trimmed a relative-value overweight in equities versus real estate given favorable market movements and a slowing of interest rate hikes. Additionally, it closed out a long 20-year Treasury position in mid-July 2023 and moved to an underweight. This shift was based on the view that the longer-dated part of the U.S. yield curve was not reflecting the backdrop of stronger-than-expected economic growth.

Toward the end of the third quarter of 2023, the investment adviser reduced the Funds’ duration (interest rate sensitivity) and brought the position in U.S. five-year bonds up to a neutral weighting on the view that the Fed was reaching the end of its hiking cycle.

In December 2023, the investment adviser increased the Funds’ underweight in 30-year U.S. Treasuries and increased the overweights in U.S. and Eurozone equities. These shifts reflected the investment adviser’s positive outlook on U.S. economic growth, as well as its view that Europe could benefit from the combination of a recovery in global growth and a relatively accommodative monetary policy by the European Central Bank.

Describe portfolio positioning at period end.

The Funds were overweight in U.S. and developed-market international equities and underweight in real estate. On the fixed-income side, the Funds were overweight in high yield bonds and underweight in 20- and 30-year U.S. Treasury bond futures. The Funds were overweight in the euro, Australian dollar, and Canadian dollar against the U.S. dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic Funds

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a predetermined “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that each LifePath Dynamic Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective. Because the BlackRock LifePath® Dynamic Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath Dynamic Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund, reallocations of each LifePath Dynamic Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath Dynamic Fund or achieve its investment objective.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Retirement Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic Retirement Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic Retirement Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic Retirement Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/14 to 12/31/14	52.6%	N/A	N/A	N/A	N/A	N/A	9.0%	3.8%	0.2%	10.2%	19.9%	4.3%

01/01/15 to 12/31/15	51.1	N/A	N/A	N/A	N/A	N/A	8.8	3.8	0.5	11.0	21.0	3.8

01/01/16 to 12/31/16	51.1	N/A	N/A	N/A	N/A	N/A	8.8	3.7	0.5	11.3	20.9	3.7

01/01/17 to 12/31/17	51.2	N/A	N/A	N/A	N/A	N/A	8.8	3.7	0.5	11.3	20.3	4.2

01/01/18 to 12/31/18	51.2	N/A	N/A	N/A	N/A	N/A	8.8	N/A	0.5	13.7	21.8	4.0

01/01/19 to 12/31/19	52.0	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.3	12.3	22.1	3.3

01/01/20 to 12/31/20	52.0	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.2	12.9	21.6	3.3

01/01/21 to 12/31/21	52.0	N/A	N/A	N/A	N/A	N/A	8.0	N/A	2.2	13.3	20.9	3.6

01/01/22 to 12/31/22	26.1	3.7%	9.6%	1.6%	3.3%	7.8%	8.0	N/A	2.2	13.5	21.1	3.1

01/01/23 to 12/31/23	N/A	9.7	18.1	2.1	7.0	15.2	8.0	N/A	2.2	12.4	22.6	2.7

See “About Fund Performance” for descriptions of the indexes.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic Retirement Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	12.27%	N/A	6.15%	N/A	4.70%	N/A

Investor A	12.00	6.12%	5.87	4.74%	4.45	3.88%

Investor C	11.22	10.22	5.06	5.06	3.80	3.80

Class K	12.61	N/A	6.40	N/A	4.98	N/A

Class R	11.76	N/A	5.66	N/A	4.22	N/A

LifePath Dynamic Retirement Fund Custom Benchmark	11.46	N/A	5.67	N/A	4.44	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.46	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	1.24	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	3.88	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	2.27	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	1.43	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.42	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	3.57	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	3.97	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	11.80	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A
Bloomberg U.S. Aggregate Bond Index	5.53	N/A	1.10	N/A	1.81	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment. LifePath Dynamic Retirement Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic Retirement Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic Retirement Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic Retirement Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic Retirement Fund under a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic Retirement Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Fixed-Income Funds	54.2%

Equity Funds	40.0

Money Market Funds	5.2

Other Assets Less Liabilities	0.6

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

BlackRock Diversified Fixed Income Fund, Class K	45.3%

Diversified Equity Master Portfolio	23.7

iShares TIPS Bond ETF	7.9

BlackRock Cash Funds: Treasury, SL Agency Shares	5.2

BlackRock Tactical Opportunities Fund, Class K	5.1

International Tilts Master Portfolio	4.9

iShares MSCI EAFE Small-Cap ETF	2.6

BlackRock Advantage Emerging Markets Fund, Class K	2.5

iShares Developed Real Estate Index Fund, Class K	1.2

BlackRock High Yield Bond Portfolio, Class K	1.0

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2025 Fund (“LifePath Dynamic 2025 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2025 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2025 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2025 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2025 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/14 to 12/31/14	34.3%	N/A	N/A	N/A	N/A	N/A	5.3%	3.8%	4.5%	17.3%	31.5%	3.3%

01/01/15 to 12/31/15	31.0	N/A	N/A	N/A	N/A	N/A	5.0	3.8	5.3	18.8	33.1	3.0

01/01/16 to 12/31/16	32.4	N/A	N/A	N/A	N/A	N/A	5.2	3.8	5.2	18.5	32.0	2.9

01/01/17 to 12/31/17	34.9	N/A	N/A	N/A	N/A	N/A	5.7	3.8	4.7	18.0	29.8	3.1

01/01/18 to 12/31/18	36.5	N/A	N/A	N/A	N/A	N/A	5.9	N/A	4.5	19.3	30.7	3.1

01/01/19 to 12/31/19	38.1	N/A	N/A	N/A	N/A	N/A	7.1	N/A	2.5	19.5	29.8	3.0

01/01/20 to 12/31/20	40.9	N/A	N/A	N/A	N/A	N/A	7.3	N/A	2.4	18.5	28.0	2.9

01/01/21 to 12/31/21	43.3	N/A	N/A	N/A	N/A	N/A	7.5	N/A	2.2	17.6	26.2	3.2

01/01/22 to 12/31/22	22.6	3.4%	7.4%	1.9%	3.5%	6.9%	7.6	N/A	2.1	16.4	25.3	2.9

01/01/23 to 12/31/23	N/A	9.1	15.0	2.7	7.3	14.1	7.8	N/A	2.2	14.0	25.1	2.7

See “About Fund Performance” for descriptions of the indexes.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2025 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.07%	N/A	7.05%	N/A	5.48%	N/A

Investor A	12.79	6.86%	6.77	5.63%	5.22	4.66%

Investor C	11.98	10.98	5.98	5.98	4.57	4.57

Class K	13.33	N/A	7.30	N/A	5.74	N/A

Class R	12.56	N/A	6.57	N/A	5.01	N/A

LifePath Dynamic 2025 Fund Custom Benchmark	12.32	N/A	6.68	N/A	5.26	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.46	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	1.24	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	3.88	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	2.27	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	1.43	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.42	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	3.57	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	3.97	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	11.80	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2025. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Fixed-Income Funds	42.7%

Equity Funds	39.4

Money Market Funds	24.6

Liabilities in Excess of Other Assets	(6.7)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

BlackRock Diversified Fixed Income Fund, Class K	34.1%

Diversified Equity Master Portfolio	24.4

BlackRock Cash Funds: Treasury, SL Agency Shares	16.8

BlackRock Cash Funds: Institutional, SL Agency Shares	7.8

iShares TIPS Bond ETF	7.7

International Tilts Master Portfolio	5.6

BlackRock Tactical Opportunities Fund, Class K	4.4

iShares MSCI EAFE Small-Cap ETF	2.1

BlackRock Advantage Emerging Markets Fund, Class K	1.9

iShares Developed Real Estate Index Fund, Class K	1.0

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2030 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2030 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2030 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2030 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/14 to 12/31/14	27.5%	N/A	N/A	N/A	N/A	N/A	4.0%	3.9%	6.1%	19.8%	35.8%	2.9%

01/01/15 to 12/31/15	21.8	N/A	N/A	N/A	N/A	N/A	3.4	3.9	7.7	22.2	38.5	2.5

01/01/16 to 12/31/16	24.5	N/A	N/A	N/A	N/A	N/A	3.6	3.9	7.6	21.9	36.0	2.5

01/01/17 to 12/31/17	25.9	N/A	N/A	N/A	N/A	N/A	4.0	3.9	7.4	21.4	35.0	2.4

01/01/18 to 12/31/18	27.1	N/A	N/A	N/A	N/A	N/A	4.2	N/A	7.5	22.5	36.2	2.5

01/01/19 to 12/31/19	27.0	N/A	N/A	N/A	N/A	N/A	6.0	N/A	3.1	25.2	36.0	2.7

01/01/20 to 12/31/20	29.9	N/A	N/A	N/A	N/A	N/A	6.2	N/A	3.0	23.9	34.5	2.5

01/01/21 to 12/31/21	32.1	N/A	N/A	N/A	N/A	N/A	6.5	N/A	2.9	22.9	33.1	2.5

01/01/22 to 12/31/22	16.9	2.5%	4.6%	2.4%	2.7%	5.2%	6.7	N/A	2.7	21.1	32.9	2.3

01/01/23 to 12/31/23	N/A	6.0	9.8	4.3	5.7	10.6	6.9	N/A	2.6	18.8	32.7	2.6

See “About Fund Performance” for descriptions of the indexes.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2030 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	15.38%	N/A	8.35%	N/A	6.27%	N/A
Investor A	14.97	8.93%	8.06	6.90%	6.00	5.43%
Investor C	14.10	13.10	7.25	7.25	5.34	5.34
Class K	15.61	N/A	8.59	N/A	6.54	N/A
Class R	14.85	N/A	7.86	N/A	5.78	N/A

LifePath Dynamic 2030 Fund Custom Benchmark	14.57	N/A	7.91	N/A	5.99	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.46	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	1.24	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	3.88	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	2.27	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	1.43	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.42	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	3.57	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	3.97	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	11.80	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2030. LifePath Dynamic 2030 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2030 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2030 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2030 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2030 Fund under a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2030 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	56.9%
Fixed-Income Funds	37.0
Money Market Funds	8.5
Liabilities in Excess of Other Assets	(2.4)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	34.7%
BlackRock Diversified Fixed Income Fund, Class K	26.3
International Tilts Master Portfolio	8.6
iShares TIPS Bond ETF	7.0
BlackRock Cash Funds: Treasury, SL Agency Shares	5.7
BlackRock Tactical Opportunities Fund, Class K	4.8
iShares MSCI EAFE Small-Cap ETF	3.6
BlackRock Advantage Emerging Markets Fund, Class K	3.5
BlackRock Cash Funds: Institutional, SL Agency Shares	2.8
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.7

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2035 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2035 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2035 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2035 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/14 to 12/31/14	21.4%	N/A	N/A	N/A	N/A	N/A	2.8%	3.9%	7.6%	22.2%	39.6%	2.5%

01/01/15 to 12/31/15	13.2	N/A	N/A	N/A	N/A	N/A	1.9	3.9	9.8	25.4	43.6	2.2

01/01/16 to 12/31/16	14.7	N/A	N/A	N/A	N/A	N/A	2.2	3.9	9.9	25.1	42.1	2.1

01/01/17 to 12/31/17	17.1	N/A	N/A	N/A	N/A	N/A	2.5	4.0	10.0	24.6	40.1	1.7

01/01/18 to 12/31/18	18.4	N/A	N/A	N/A	N/A	N/A	2.7	N/A	10.3	25.5	41.3	1.8

01/01/19 to 12/31/19	17.1	N/A	N/A	N/A	N/A	N/A	4.6	N/A	3.7	30.4	41.8	2.4

01/01/20 to 12/31/20	19.7	N/A	N/A	N/A	N/A	N/A	4.9	N/A	3.6	29.1	40.6	2.1

01/01/21 to 12/31/21	21.8	N/A	N/A	N/A	N/A	N/A	5.2	N/A	3.5	28.0	39.6	1.9

01/01/22 to 12/31/22	11.7	1.8%	2.5%	2.3%	2.0%	3.6%	5.5	N/A	3.3	25.5	39.9	1.9

01/01/23 to 12/31/23	N/A	4.1	5.8	4.2	4.2	7.5	5.7	N/A	3.2	23.1	39.7	2.5

See “About Fund Performance” for descriptions of the indexes.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2035 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	17.25%	N/A	9.39%	N/A	6.89%	N/A
Investor A	17.00	10.86%	9.12	7.95%	6.62	6.05%
Investor C	16.12	15.12	8.30	8.30	5.95	5.95
Class K	17.53	N/A	9.66	N/A	7.14	N/A
Class R	16.69	N/A	8.90	N/A	6.39	N/A

LifePath Dynamic 2035 Fund Custom Benchmark	16.56	N/A	9.05	N/A	6.67	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.46	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	1.24	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	3.88	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	2.27	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	1.43	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.42	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	3.57	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	3.97	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	11.80	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2035. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	59.5%
Money Market Funds	25.5
Fixed-Income Funds	22.5
Liabilities in Excess of Other Assets	(7.5)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	36.7%
BlackRock Cash Funds: Treasury, SL Agency Shares	16.5
BlackRock Diversified Fixed Income Fund, Class K	13.1
International Tilts Master Portfolio	9.3
BlackRock Cash Funds: Institutional, SL Agency Shares	9.0
iShares TIPS Bond ETF	5.6
BlackRock Tactical Opportunities Fund, Class K	4.3
iShares MSCI EAFE Small-Cap ETF	3.6
BlackRock Advantage Emerging Markets Fund, Class K	3.3
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.9

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2040 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2040 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2040 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2040 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/14 to 12/31/14	16.1%	N/A	N/A	N/A	N/A	N/A	1.6%	3.9%	9.0%	24.2%	42.9%	2.3%

01/01/15 to 12/31/15	5.7	N/A	N/A	N/A	N/A	N/A	0.7	4.1	12.1	28.1	47.3	2.0

01/01/16 to 12/31/16	8.4	N/A	N/A	N/A	N/A	N/A	0.9	4.1	12.1	28.0	44.0	2.5

01/01/17 to 12/31/17	9.2	N/A	N/A	N/A	N/A	N/A	1.2	4.1	12.3	27.6	44.4	1.2

01/01/18 to 12/31/18	10.3	N/A	N/A	N/A	N/A	N/A	1.4	N/A	12.8	28.2	46.0	1.3

01/01/19 to 12/31/19	8.4	N/A	N/A	N/A	N/A	N/A	3.0	N/A	4.2	35.2	47.0	2.2

01/01/20 to 12/31/20	10.8	N/A	N/A	N/A	N/A	N/A	3.2	N/A	4.1	33.9	46.2	1.8

01/01/21 to 12/31/21	12.6	N/A	N/A	N/A	N/A	N/A	3.6	N/A	4.0	32.7	45.7	1.4

01/01/22 to 12/31/22	7.0	0.8%	0.9%	2.2%	1.2%	2.2%	4.0	N/A	3.9	29.7	46.7	1.4

01/01/23 to 12/31/23	N/A	2.2	2.5	4.1	2.7	4.7	4.3	N/A	3.8	27.2	46.1	2.4

See “About Fund Performance” for descriptions of the indexes.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2040 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	19.15%	N/A	10.44%	N/A	7.46%	N/A
Investor A	18.90	12.66%	10.16	8.98%	7.20	6.62%
Investor C	18.00	17.00	9.32	9.32	6.53	6.53
Class K	19.55	N/A	10.72	N/A	7.73	N/A
Class R	18.68	N/A	9.94	N/A	6.97	N/A

LifePath Dynamic 2040 Fund Custom Benchmark	18.49	N/A	10.07	N/A	7.26	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.46	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	1.24	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	3.88	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	2.27	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	1.43	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.42	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	3.57	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	3.97	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	11.80	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2040. LifePath Dynamic 2040 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2040 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2040 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2040 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2040 Fund under a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2040 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	75.6%
Fixed-Income Funds	15.9
Money Market Funds	12.4
Liabilities in Excess of Other Assets	(3.9)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	47.1%
International Tilts Master Portfolio	12.1
BlackRock Cash Funds: Treasury, SL Agency Shares	7.5
BlackRock Diversified Fixed Income Fund, Class K	6.0
BlackRock Cash Funds: Institutional, SL Agency Shares	4.9
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.7
BlackRock Tactical Opportunities Fund, Class K	4.7
iShares MSCI EAFE Small-Cap ETF	4.5
BlackRock Advantage Emerging Markets Fund, Class K	4.3
iShares TIPS Bond ETF	4.2

F U N D S U M M A R Y	15

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2045 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2045 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2045 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2045 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/14 to 12/31/14	12.5%	N/A	N/A	N/A	N/A	N/A	N/A	3.9%	10.1%	25.9%	45.6%	2.0%

01/01/15 to 12/31/15	1.8	N/A	N/A	N/A	N/A	N/A	0.2%	4.2	13.4	29.6	48.8	2.0

01/01/16 to 12/31/16	2.3	N/A	N/A	N/A	N/A	N/A	0.2	4.3	13.6	29.8	48.0	1.8

01/01/17 to 12/31/17	3.4	N/A	N/A	N/A	N/A	N/A	0.3	4.3	14.4	29.9	46.7	1.0

01/01/18 to 12/31/18	4.0	N/A	N/A	N/A	N/A	N/A	0.4	N/A	15.0	30.6	48.9	1.1

01/01/19 to 12/31/19	3.0	N/A	N/A	N/A	N/A	N/A	1.4	N/A	4.6	38.5	50.5	2.0

01/01/20 to 12/31/20	4.3	N/A	N/A	N/A	N/A	N/A	1.6	N/A	4.5	37.6	50.5	1.5

01/01/21 to 12/31/21	5.3	N/A	N/A	N/A	N/A	N/A	1.9	N/A	4.5	36.6	50.6	1.1

01/01/22 to 12/31/22	3.1	0.0%	0.0%	2.1%	0.3%	1.0%	2.2	N/A	4.4	33.3	52.5	1.1

01/01/23 to 12/31/23	N/A	0.2	0.2	4.3	0.8	2.2	2.6	N/A	4.3	30.9	52.2	2.3

See “About Fund Performance” for descriptions of the indexes.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2045 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	20.98%	N/A	11.09%	N/A	7.80%	N/A
Investor A	20.72	14.38%	10.82	9.63%	7.54	6.96%
Investor C	19.81	18.81	9.97	9.97	6.87	6.87
Class K	21.22	N/A	11.36	N/A	8.05	N/A
Class R	20.43	N/A	10.59	N/A	7.31	N/A

LifePath Dynamic 2045 Fund Custom Benchmark	20.24	N/A	10.94	N/A	7.73	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.46	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	1.24	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	3.88	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	2.27	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	1.43	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.42	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	3.57	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	3.97	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	11.80	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2045. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	76.9%
Money Market Funds	20.6
Fixed-Income Funds	8.1
Liabilities in Excess of Other Assets	(5.6)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	49.3%
BlackRock Cash Funds: Treasury, SL Agency Shares	13.7
International Tilts Master Portfolio	12.9
BlackRock Cash Funds: Institutional, SL Agency Shares	6.9
BlackRock Tactical Opportunities Fund, Class K	4.3
iShares MSCI EAFE Small-Cap ETF	4.0
iShares iBoxx $ Investment Grade Corporate Bond ETF	3.9
iShares Developed Real Estate Index Fund, Class K	3.5
BlackRock Advantage Emerging Markets Fund, Class K	2.9
iShares TIPS Bond ETF	2.5

F U N D S U M M A R Y	17

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2050 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2050 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2050 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2050 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/14 to 12/31/14	8.2%	N/A	N/A	N/A	N/A	N/A	N/A	3.9%	11.0%	27.3%	47.8%	1.8%

01/01/15 to 12/31/15	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.2	13.7	29.9	49.2	2.0

01/01/16 to 12/31/16	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.4	14.1	30.3	48.4	1.8

01/01/17 to 12/31/17	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.3	15.3	30.9	47.5	1.0

01/01/18 to 12/31/18	1.2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.0	31.7	50.1	1.0

01/01/19 to 12/31/19	1.0	N/A	N/A	N/A	N/A	N/A	0.4%	N/A	4.8	39.9	52.0	1.9

01/01/20 to 12/31/20	1.3	N/A	N/A	N/A	N/A	N/A	0.5	N/A	4.7	39.5	52.7	1.3

01/01/21 to 12/31/21	1.6	N/A	N/A	N/A	N/A	N/A	0.6	N/A	4.7	38.8	53.3	1.0

01/01/22 to 12/31/22	1.0	0.0%	0.0%	1.0%	0.0%	0.0%	0.8	N/A	4.7	35.6	55.9	1.0

01/01/23 to 12/31/23	N/A	0.0	0.0	2.5	0.1	0.0	1.0	N/A	4.4	33.5	56.2	2.3

See “About Fund Performance” for descriptions of the indexes.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2050 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	22.02%	N/A	11.21%	N/A	7.90%	N/A
Investor A	21.69	15.31%	10.93	9.74%	7.63	7.05%
Investor C	20.78	19.78	10.08	10.08	6.96	6.96
Class K	22.28	N/A	11.47	N/A	8.17	N/A
Class R	21.41	N/A	10.71	N/A	7.40	N/A

LifePath Dynamic 2050 Fund Custom Benchmark	21.26	N/A	11.39	N/A	7.98	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.46	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	1.24	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	3.88	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	2.27	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	1.43	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.42	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	3.57	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	3.97	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	11.80	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2050. LifePath Dynamic 2050 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2050 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2050 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2050 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2050 Fund under a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2050 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	87.0%
Money Market Funds	10.1
Fixed-Income Funds	4.6
Liabilities in Excess of Other Assets	(1.7)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	55.2%
International Tilts Master Portfolio	13.8
BlackRock Cash Funds: Treasury, SL Agency Shares	7.4
iShares MSCI EAFE Small-Cap ETF	4.9
BlackRock Advantage Emerging Markets Fund, Class K	4.8
BlackRock Tactical Opportunities Fund, Class K	4.7
iShares Developed Real Estate Index Fund, Class K	3.6
BlackRock Cash Funds: Institutional, SL Agency Shares	2.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.6
iShares TIPS Bond ETF	1.0

F U N D S U M M A R Y	19

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2055 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2055 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2055 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2055 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/14 to 12/31/14	4.0%	N/A	N/A	N/A	N/A	N/A	N/A	4.0%	12.2%	28.6%	49.4%	1.8%

01/01/15 to 12/31/15	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.2	13.7	29.9	49.2	2.0

01/01/16 to 12/31/16	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.4	14.1	30.4	48.3	1.8

01/01/17 to 12/31/17	1.0	N/A	N/A	N/A	N/A	N/A	N/A	4.3	15.3	30.9	47.5	1.0

01/01/18 to 12/31/18	1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.1	31.8	50.1	1.0

01/01/19 to 12/31/19	0.8	N/A	N/A	N/A	N/A	N/A	0.2%	N/A	4.8	40.2	52.0	2.0

01/01/20 to 12/31/20	0.8	N/A	N/A	N/A	N/A	N/A	0.2	N/A	4.8	39.9	52.9	1.4

01/01/21 to 12/31/21	0.9	N/A	N/A	N/A	N/A	N/A	0.2	N/A	4.8	39.3	53.8	1.0

01/01/22 to 12/31/22	0.5	0.0%	0.0%	0.4%	0.0%	0.0%	0.2	N/A	4.8	36.3	56.8	1.0

01/01/23 to 12/31/23	N/A	0.0	0.0	0.7	0.0	0.0	0.3	N/A	4.4	34.5	57.8	2.3

See “About Fund Performance” for descriptions of the indexes.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2055 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	22.18%	N/A	11.42%	N/A	7.97%	N/A
Investor A	21.77	15.38%	11.13	9.93%	7.70	7.12%
Investor C	20.94	19.94	10.29	10.29	7.02	7.02
Class K	22.38	N/A	11.67	N/A	8.23	N/A
Class R	21.60	N/A	10.90	N/A	7.46	N/A

LifePath Dynamic 2055 Fund Custom Benchmark	21.57	N/A	11.50	N/A	8.04	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.46	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	1.24	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	3.88	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	2.27	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	1.43	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.42	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	3.57	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	3.97	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	11.80	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2055. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	83.4%
Money Market Funds	14.0
Fixed-Income Funds	1.5
Other Assets Less Liabilities	1.1

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	53.1%
International Tilts Master Portfolio	14.7
BlackRock Cash Funds: Treasury, SL Agency Shares	13.3
BlackRock Tactical Opportunities Fund, Class K	4.4
BlackRock Advantage Emerging Markets Fund, Class K	4.0
iShares MSCI EAFE Small-Cap ETF	3.8
iShares Developed Real Estate Index Fund, Class K	3.4
BlackRock High Yield Bond Portfolio, Class K	0.8
BlackRock Cash Funds: Institutional, SL Agency Shares	0.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.5

F U N D S U M M A R Y	21

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2060 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath Dynamic Fund commenced operations on May 31, 2017.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2060 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2060 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2060 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2060 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index(a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

05/31/17 to 12/31/17	1.0%	N/A	N/A	N/A	N/A	N/A	N/A	4.3%	15.3%	30.9%	47.5%	1.0%

01/01/18 to 12/31/18	1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.1	31.8	50.1	1.0

01/01/19 to 12/31/19	1.0	N/A	N/A	N/A	N/A	N/A	0.1%	N/A	4.8	40.1	52.0	2.0

01/01/20 to 12/31/20	0.9	N/A	N/A	N/A	N/A	N/A	0.1	N/A	4.8	39.9	52.9	1.4

01/01/21 to 12/31/21	0.9	N/A	N/A	N/A	N/A	N/A	0.1	N/A	4.8	39.3	53.9	1.0

01/01/22 to 12/31/22	0.6	0.0%	0.0%	0.4%	0.0%	0.0%	0.1	N/A	4.8	36.3	56.8	1.0

01/01/23 to 12/31/23	N/A	0.0	0.0	0.9	0.0	0.0	0.1	N/A	4.4	34.5	57.8	2.3

(a)	The LifePath Dynamic Fund commenced operations on May 31, 2017.
See “About Fund Performance” for descriptions of the indexes.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2060 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		Since Inception(c)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	22.30%	N/A	11.20%	N/A	8.72%	N/A
Investor A	21.99	15.58%	10.91	9.72%	8.44	7.56%
Investor C	21.09	20.09	10.05	10.05	7.61	7.61
Class K	22.62	N/A	11.45	N/A	8.96	N/A
Class R	21.79	N/A	10.70	N/A	8.23	N/A

LifePath Dynamic 2060 Fund Custom Benchmark	21.58	N/A	11.50	N/A	8.94	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	2.44	N/A	2.01	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	1.03	N/A	0.95	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	2.70	N/A	1.94	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(1.23)	N/A	(0.72)	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	0.37	N/A	0.54	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	3.15	N/A	2.37	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	2.81	N/A	2.14	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	7.18	N/A	4.70	N/A
Russell 1000® Index	26.53	N/A	15.52	N/A	12.70	N/A
Russell 2000® Index	16.93	N/A	9.97	N/A	7.57	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060. LifePath Dynamic 2060 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2060 Fund when its assets could be allocated to underlying funds that invest primarily in commodities.

(c)	The LifePath Dynamic 2060 Fund commenced operations on May 31, 2017.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	84.5%
Money Market Funds	15.9
Fixed-Income Funds	1.2
Liabilities in Excess of Other Assets	(1.6)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	52.3%
International Tilts Master Portfolio	15.6
BlackRock Cash Funds: Treasury, SL Agency Shares	12.7
BlackRock Tactical Opportunities Fund, Class K	4.0
BlackRock Advantage Emerging Markets Fund, Class K	3.6
iShares Developed Real Estate Index Fund, Class K	3.5
BlackRock Cash Funds: Institutional, SL Agency Shares	3.2
iShares MSCI Canada ETF	2.6
iShares MSCI EAFE Small-Cap ETF	1.9
iShares MSCI EAFE ETF	0.7

F U N D S U M M A R Y	23

Fund Summary as of December 31, 2023	BlackRock LifePath® Dynamic 2065 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath Dynamic Fund commenced operations on October 30, 2019.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic 2065 Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2065 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of the indexes in the LifePath Dynamic 2065 Fund Custom Benchmark periodically based upon its evaluation and adjustment of the LifePath Dynamic 2065 Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Credit Bond Index	Bloomberg U.S. Intermediate Government Bond Index	Bloomberg U.S. Long Credit Bond Index	Bloomberg U.S. Long Government Bond Index	Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

10/30/19 to 12/31/19	1.0%	N/A	N/A	N/A	N/A	N/A	0.0%	4.8%	40.2%	52.0%	2.0%

01/01/20 to 12/31/20	1.0	N/A	N/A	N/A	N/A	N/A	0.0	4.8	39.9	52.9	1.4

01/01/21 to 12/31/21	1.1	N/A	N/A	N/A	N/A	N/A	0.0	4.8	39.3	53.8	1.0

01/01/22 to 12/31/22	0.6	0.0%	0.0%	0.5%	0.0%	0.0%	0.0	4.8	36.3	56.8	1.0

01/01/23 to 12/31/23	N/A	0.0	0.0	0.9	0.0	0.0	0.1	4.4	34.5	57.8	2.3

(a)	The LifePath Dynamic Fund commenced operations on October 30, 2019.
See “About Fund Performance” for descriptions of the indexes.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock LifePath® Dynamic 2065 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		Since Inception(c)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	22.39%	N/A	8.73%	N/A
Investor A	21.99	15.58%	8.45	7.06%
Investor C	21.08	20.08	7.62	7.62
Class K	22.75	N/A	9.00	N/A
Class R	21.82	N/A	8.22	N/A

LifePath Dynamic 2065 Fund Custom Benchmark	21.59	N/A	9.05	N/A
Bloomberg U.S. Intermediate Credit Bond Index	6.94	N/A	0.91	N/A
Bloomberg U.S. Intermediate Government Bond Index	4.30	N/A	0.04	N/A
Bloomberg U.S. Long Credit Bond Index	10.73	N/A	(1.41)	N/A
Bloomberg U.S. Long Government Bond Index	3.11	N/A	(5.04)	N/A
Bloomberg U.S. Securitized: MBS, ABS and CMBS Index	5.08	N/A	(0.92)	N/A
Bloomberg U.S. TIPS Index (Series-L)	3.90	N/A	2.06	N/A
FTSE EPRA Nareit Developed Index	9.68	N/A	(1.54)	N/A
MSCI ACWI ex USA IMI Index	15.62	N/A	5.05	N/A
Russell 1000® Index	26.53	N/A	13.03	N/A
Russell 2000® Index	16.93	N/A	7.73	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath Dynamic 2065 Fund commenced operations on October 30, 2019.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	79.3%
Money Market Funds	20.4
Fixed-Income Funds	1.6
Liabilities in Excess of Other Assets	(1.3)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	48.5%
BlackRock Cash Funds: Treasury, SL Agency Shares	17.2
International Tilts Master Portfolio	13.6
iShares Developed Real Estate Index Fund, Class K	3.6
BlackRock Tactical Opportunities Fund, Class K	3.6
BlackRock Cash Funds: Institutional, SL Agency Shares	3.2
iShares MSCI EAFE Small-Cap ETF	3.2
BlackRock Advantage Emerging Markets Fund, Class K	2.9
iShares MSCI Canada ETF	2.4
iShares Russell 2000 ETF	0.9

F U N D S U M M A R Y	25

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the LifePath Dynamic Funds’ investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Dynamic Funds’ Manager and Administrator respectively, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Dynamic Fund’s performance would have been lower. With respect to each LifePath Dynamic Fund’s voluntary waivers, if any, the Manager and Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each LifePath Dynamic Fund’s contractual waivers, if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing their fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of December 31, 2023, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg U.S. Intermediate Credit Bond Index, Bloomberg U.S. Intermediate Government Bond Index, Bloomberg U.S. Long Credit Bond Index, Bloomberg U.S. Long Government Bond Index, Bloomberg U.S. Securitized: MBS, ABS and CMBS Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Intermediate Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. The Bloomberg U.S. Intermediate Government Bond Index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures with a maturity greater 1 year and less than 10 years. The Bloomberg U.S. Long Credit Bond Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 10 years. The Bloomberg U.S. Long Government Bond Index includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures with a maturity greater than 10 years. The Bloomberg U.S. Securitized: MBS, ABS and CMBS Index measures the performance of residential mortgage backed securities issued by Government Sponsored Enterprises, asset backed securities and commercial mortgage backed securities. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 93% of the U.S. market. The Russell 2000® Index is an index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses (continued)

examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Dynamic Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period (a)	Annualized Expense Ratio
LifePath Dynamic Retirement Fund
Institutional	$ 1,000.00	$ 1,047.50	$ 2.37	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Investor A	1,000.00	1,046.10	3.66	1,000.00	1,021.62	3.62	0.71
Investor C	1,000.00	1,042.00	7.51	1,000.00	1,017.85	7.42	1.46
Class K	1,000.00	1,049.10	1.11	1,000.00	1,024.13	1.09	0.21
Class R	1,000.00	1,044.80	4.70	1,000.00	1,020.61	4.64	0.91
LifePath Dynamic 2025 Fund
Institutional	1,000.00	1,046.70	2.43	1,000.00	1,022.83	2.40	0.47
Investor A	1,000.00	1,045.20	3.73	1,000.00	1,021.55	3.69	0.72
Investor C	1,000.00	1,041.60	7.62	1,000.00	1,017.74	7.53	1.48
Class K	1,000.00	1,047.80	1.13	1,000.00	1,024.10	1.12	0.22
Class R	1,000.00	1,044.40	4.74	1,000.00	1,020.57	4.68	0.92
LifePath Dynamic 2030 Fund
Institutional	1,000.00	1,053.60	2.45	1,000.00	1,022.82	2.41	0.47
Investor A	1,000.00	1,052.40	3.74	1,000.00	1,021.56	3.69	0.72
Investor C	1,000.00	1,047.60	7.60	1,000.00	1,017.78	7.49	1.47
Class K	1,000.00	1,055.10	1.16	1,000.00	1,024.08	1.14	0.22
Class R	1,000.00	1,051.50	4.78	1,000.00	1,020.55	4.70	0.92
LifePath Dynamic 2035 Fund
Institutional	1,000.00	1,058.40	2.54	1,000.00	1,022.73	2.50	0.49
Investor A	1,000.00	1,057.50	3.86	1,000.00	1,021.46	3.79	0.74
Investor C	1,000.00	1,052.80	7.79	1,000.00	1,017.61	7.66	1.51
Class K	1,000.00	1,059.40	1.23	1,000.00	1,024.01	1.21	0.24
Class R	1,000.00	1,056.00	4.87	1,000.00	1,020.46	4.79	0.94
LifePath Dynamic 2040 Fund
Institutional	1,000.00	1,064.00	2.59	1,000.00	1,022.69	2.54	0.50
Investor A	1,000.00	1,063.00	3.90	1,000.00	1,021.42	3.82	0.75
Investor C	1,000.00	1,058.80	7.78	1,000.00	1,017.65	7.62	1.50
Class K	1,000.00	1,065.30	1.29	1,000.00	1,023.96	1.26	0.25
Class R	1,000.00	1,061.60	4.93	1,000.00	1,020.42	4.83	0.95
LifePath Dynamic 2045 Fund
Institutional	1,000.00	1,069.60	2.68	1,000.00	1,022.61	2.62	0.51
Investor A	1,000.00	1,068.00	4.04	1,000.00	1,021.30	3.94	0.77
Investor C	1,000.00	1,064.30	8.00	1,000.00	1,017.45	7.82	1.54
Class K	1,000.00	1,070.50	1.41	1,000.00	1,023.84	1.38	0.27
Class R	1,000.00	1,066.80	5.00	1,000.00	1,020.36	4.89	0.96
LifePath Dynamic 2050 Fund
Institutional	1,000.00	1,073.90	2.68	1,000.00	1,022.62	2.62	0.51
Investor A	1,000.00	1,072.50	4.01	1,000.00	1,021.34	3.91	0.77
Investor C	1,000.00	1,068.60	7.92	1,000.00	1,017.54	7.73	1.52
Class K	1,000.00	1,075.30	1.37	1,000.00	1,023.88	1.34	0.26
Class R	1,000.00	1,071.50	5.04	1,000.00	1,020.34	4.91	0.96
LifePath Dynamic 2055 Fund
Institutional	1,000.00	1,073.60	2.75	1,000.00	1,022.56	2.68	0.53
Investor A	1,000.00	1,071.60	4.16	1,000.00	1,021.19	4.06	0.80
Investor C	1,000.00	1,068.20	8.31	1,000.00	1,017.17	8.10	1.59
Class K	1,000.00	1,074.10	1.39	1,000.00	1,023.86	1.36	0.27
Class R	1,000.00	1,070.90	5.10	1,000.00	1,020.28	4.98	0.98
LifePath Dynamic 2060 Fund
Institutional	1,000.00	1,074.30	2.58	1,000.00	1,022.72	2.51	0.49
Investor A	1,000.00	1,072.40	4.11	1,000.00	1,021.24	4.01	0.79
Investor C	1,000.00	1,067.80	8.10	1,000.00	1,017.37	7.90	1.55
Class K	1,000.00	1,074.60	1.44	1,000.00	1,023.82	1.40	0.28
Class R	1,000.00	1,071.40	5.14	1,000.00	1,020.24	5.01	0.98
LifePath Dynamic 2065 Fund
Institutional	1,000.00	1,073.80	2.74	1,000.00	1,022.56	2.67	0.52

D I S C L O S U R E O F E X P E N S E S	27

Disclosure of Expenses (continued)

	Actual			Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period (a)	Annualized Expense Ratio

Investor A	$ 1,000.00	$ 1,072.10	$ 3.76	$ 1,000.00	$ 1,021.58	$ 3.66	0.72%
Investor C	1,000.00	1,067.90	8.14	1,000.00	1,017.34	7.94	1.56
Class K	1,000.00	1,075.00	1.42	1,000.00	1,023.83	1.39	0.27
Class R	1,000.00	1,070.60	5.48	1,000.00	1,019.91	5.34	1.05

(a)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The LifePath Dynamic Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the LifePath Dynamic Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The LifePath Dynamic Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	29

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 40.0%
BlackRock Advantage Emerging Markets Fund, Class K	555,374	$5,320,481
BlackRock Tactical Opportunities Fund, Class K	816,728	10,854,310
Diversified Equity Master Portfolio	$50,354,959	50,354,959
International Tilts Master Portfolio	$10,353,349	10,353,349
iShares Developed Real Estate Index Fund, Class K	274,527	2,613,498
iShares MSCI EAFE Small-Cap ETF	89,072	5,513,557

		85,010,154

Fixed-Income Funds — 54.2%
BlackRock Diversified Fixed Income Fund, Class K	9,866,282	96,294,912
BlackRock High Yield Bond Portfolio, Class K	306,518	2,157,887
iShares TIPS Bond ETF	156,131	16,782,521

		115,235,320

Security	Shares	Value

Money Market Funds — 5.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)	11,046,629	$11,046,629

Total Investments — 99.4% (Cost: $159,865,713)		211,292,103

Other Assets Less Liabilities — 0.6%		1,249,160

Net Assets — 100.0%		$212,541,263

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio(a)	$36,823,399	$—	$(36,650,987	)(b)(c)	$14,263,329	$(14,435,741)	$—	$—	$668,012		$—
BlackRock Advantage Emerging Markets Fund, Class K	4,862,956	106,115	—		—	351,410	5,320,481	555,374	106,114		—
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	10,170,474	—	(10,168,849	)(b)	346	(1,971)	—	—	7,471(d	)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	12,049,934	—	(1,003,305	)(b)	—	—	11,046,629	11,046,629	441,539		—
BlackRock Diversified Fixed Income Fund	—	96,860,535	—		—	(565,623)	96,294,912	9,866,282	3,206,600		—
BlackRock High Yield Bond Portfolio, Class K	2,293,716	157,317	(422,000)		13,131	115,723	2,157,887	306,518	158,110		—
BlackRock Tactical Opportunities Fund, Class K	10,518,675	1,189,779	—		—	(854,144)	10,854,310	816,728	1,189,779		—
Diversified Equity Master Portfolio	44,883,274	—	(4,793,854	)(b)(c)	3,810,048	6,455,491	50,354,959	$50,354,959	941,391		—
International Tilts Master Portfolio	13,959,667	—	(5,746,717	)(b)(c)	902,699	1,237,700	10,353,349	$10,353,349	341,425		—
iShares Core U.S. Aggregate Bond ETF(a)	27,151,575	—	(28,131,988)		(4,551,030)	5,531,443	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	925,233	2,100,251	(707,000)		102,368	192,646	2,613,498	274,527	61,949		—
iShares MSCI EAFE Small-Cap ETF	5,030,786	—	—		—	482,771	5,513,557	89,072	162,973		—
iShares TIPS Bond ETF	15,884,254	1,441,726	(721,487)		(967)	178,995	16,782,521	156,131	441,056		—
Master Total Return Portfolio(a)	27,630,376	—	(28,761,011	)(b)(c)	7,620,831	(6,490,196)	—	$—	(43,269)		—

					$22,160,755	$(7,801,496)	$211,292,103		$7,683,150		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	12	03/14/24	$2,301	$77,862
E-mini Russell 2000 Index	47	03/15/24	4,812	371,802
Euro Stoxx 50 Index	43	03/15/24	2,160	(9,456)
MSCI EAFE Index	29	03/15/24	3,266	121,195
MSCI Emerging Markets Index	38	03/15/24	1,964	98,672
S&P 500 E-Mini Index	9	03/15/24	2,169	20,329
S&P 500 Micro E-Mini Index	35	03/15/24	844	31,207
10-Year U.S. Treasury Note	7	03/19/24	790	25,611
U.S. Long Bond	18	03/19/24	2,249	164,746
5-Year U.S. Treasury Note	53	03/28/24	5,765	123,721

				1,025,689

Short Contracts
Ultra U.S. Treasury Bond	11	03/19/24	1,470	(54,966)

				$970,723

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	3,159,025	USD	2,129,464	Goldman Sachs International	03/20/24	$28,232
AUD	3,076,810	USD	2,059,656	Morgan Stanley & Co. International PLC	03/20/24	41,885
CAD	2,725,204	USD	2,020,876	Morgan Stanley & Co. International PLC	03/20/24	37,972
CAD	3,195,169	USD	2,368,949	Nomura International PLC	03/20/24	44,950
EUR	3,700,000	USD	4,046,061	Morgan Stanley & Co. International PLC	03/20/24	51,113

						204,152

USD	40,457	EUR	37,000	Deutsche Bank AG	03/20/24	(515)
USD	189,078	JPY	27,289,000	JPMorgan Chase Bank N.A.	03/21/24	(6,773)

						(7,288)

						$196,864

OTC Total Return Swaps

Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	4,044	$399,719	$—	$399,719

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$399,719	$—

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$721,067	$—	$314,078	$—	$1,035,145
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	204,152	—	—	204,152
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	399,719	—	—	—	399,719

	$—	$—	$1,120,786	$204,152	$314,078	$—	$1,639,016

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$9,456	$—	$54,966	$—	$64,422
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	7,288	—	—	7,288

	$—	$—	$9,456	$7,288	$54,966	$—	$71,710

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$676,380	$—	$116,427	$—	$792,807
Forward foreign currency exchange contracts	—	—	—	42,640	—	—	42,640
Swaps	—	—	(226,636)	—	—	—	(226,636)

	$—	$—	$449,744	$42,640	$116,427	$—	$608,811

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,365,818	$—	$405,597	$—	$1,771,415
Forward foreign currency exchange contracts	—	—	—	216,314	—	—	216,314
Swaps	—	—	399,719	—	—	—	399,719

	$—	$—	$1,765,537	$216,314	$405,597	$—	$2,387,448

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,111,976
Average notional value of contracts — short	$1,357,094
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$234,470
Average amounts sold — in USD	$9,923,650
Total return swaps:
Average notional value	$4,115,557

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$20,058	$99,612
Forward foreign currency exchange contracts	204,152	7,288
Swaps — OTC(a)	399,719	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	623,929	106,900

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(20,058)	(99,612)

Total derivative assets and liabilities subject to an MNA	$603,871	$7,288

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Goldman Sachs International	$28,232	$—	$—	$—	$28,232
Morgan Stanley & Co. International PLC	530,689	—	—	—	530,689
Nomura International PLC	44,950	—	—	—	44,950

	$603,871	$—	$—	$—	$603,871

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Deutsche Bank AG	$515	$—	$—	$—	$515
JPMorgan Chase Bank N.A	6,773	—	—	—	6,773

	$7,288	$—	$—	$—	$7,288

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$24,301,846	$—	$—	$24,301,846
Fixed-Income Funds	115,235,320	—	—	115,235,320
Money Market Funds	11,046,629	—	—	11,046,629

	$150,583,795	$—	$—	150,583,795

Investments Valued at NAV(a)				60,708,308

				$211,292,103

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic Retirement Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$721,067	$399,719	$—	$1,120,786
Foreign Currency Exchange Contracts	—	204,152	—	204,152
Interest Rate Contracts	314,078	—	—	314,078
Liabilities
Equity Contracts	—	(9,456)	—	(9,456)
Foreign Currency Exchange Contracts	—	(7,288)	—	(7,288)
Interest Rate Contracts	(54,966)	—	—	(54,966)

	$980,179	$587,127	$—	$1,567,306

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 39.4%
BlackRock Advantage Emerging Markets Fund, Class K	196,561	$1,883,058
BlackRock Tactical Opportunities Fund, Class K	325,666	4,328,106
Diversified Equity Master Portfolio	$23,929,856	23,929,856
International Tilts Master Portfolio	$5,551,777	5,551,777
iShares Developed Real Estate Index Fund, Class K	103,526	985,567
iShares MSCI EAFE Small-Cap ETF	33,192	2,054,585

		38,732,949

Fixed-Income Funds — 42.7%
BlackRock Diversified Fixed Income Fund, Class K	3,436,842	33,543,577
BlackRock High Yield Bond Portfolio, Class K	123,534	869,677
iShares TIPS Bond ETF(b)	69,813	7,504,199

		41,917,453

Security	Shares	Value

Money Market Funds — 24.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	7,674,056	$7,678,661
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	16,502,684	16,502,684

		24,181,345

Total Investments — 106.7% (Cost: $97,448,105)		104,831,747
Liabilities in Excess of Other Assets — (6.7)%		(6,555,952)

Net Assets — 100.0%		$98,275,795

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio(a)	$12,933,897	$—		$(13,376,137	)(b)(c)	$(1,324,869)	$1,767,109	$—	$—	$21,809		$—
BlackRock Advantage Emerging Markets Fund, Class K	1,721,128	37,557		—		—	124,373	1,883,058	196,561	37,557		—
BlackRock Cash Funds: Institutional, SL Agency Shares	2,273,580	5,407,924(b	)	—		(1,121)	(1,722)	7,678,661	7,674,056	4,721(d	)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,446,028	13,056,656(b	)	—		—	—	16,502,684	16,502,684	447,875		—
BlackRock Diversified Fixed Income Fund	—	34,243,791		—		—	(700,214)	33,543,577	3,436,842	1,387,970		—
BlackRock High Yield Bond Portfolio, Class K	765,042	56,546		—		—	48,089	869,677	123,534	56,781		—
BlackRock Tactical Opportunities Fund, Class K	3,957,066	707,176		—		—	(336,136)	4,328,106	325,666	462,895		—
Diversified Equity Master Portfolio	20,677,976	—		(1,559,000	)(b)(c)	1,767,074	3,043,806	23,929,856	$23,929,856	441,622		—
International Tilts Master Portfolio	6,121,791	—		(1,551,805	)(b)(c)	359,020	622,771	5,551,777	$5,551,777	157,136		—
iShares Core U.S. Aggregate Bond ETF(a)	9,544,108	—		(9,888,733)		(1,543,052)	1,887,677	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	99,974	1,084,978		(270,000)		(18,886)	89,501	985,567	103,526	26,403		—
iShares MSCI EAFE Small-Cap ETF	1,874,683	—		—		—	179,902	2,054,585	33,192	60,730		—
iShares TIPS Bond ETF	5,720,511	1,986,288		(275,892)		(54,255)	127,547	7,504,199	69,813	182,238		—
Master Total Return Portfolio(a)	9,661,315	—		(10,056,043	)(b)(c)	(1,994,746)	2,389,474	—	$—	(14,510)		—

						$(2,810,835)	$9,242,177	$104,831,747		$3,273,227		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	6	03/14/24	$1,151	$38,931
E-mini Russell 2000 Index	22	03/15/24	2,252	173,999
Euro Stoxx 50 Index	19	03/15/24	955	(4,205)
MSCI EAFE Index	15	03/15/24	1,689	62,687
MSCI Emerging Markets Index	44	03/15/24	2,274	96,001
S&P 500 E-Mini Index	4	03/15/24	964	9,035
S&P 500 Micro E-Mini Index	58	03/15/24	1,398	51,715
U.S. Long Bond	27	03/19/24	3,373	247,119
Ultra U.S. Treasury Bond	7	03/19/24	935	78,948
5-Year U.S. Treasury Note	53	03/28/24	5,765	123,721

				$877,951

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	1,435,845	USD	967,888	Goldman Sachs International	03/20/24	$12,832
AUD	1,272,062	USD	851,560	Morgan Stanley & Co. International PLC	03/20/24	17,291
CAD	1,126,695	USD	835,507	Morgan Stanley & Co. International PLC	03/20/24	15,693
CAD	1,223,518	USD	907,307	Morgan Stanley & Co. International PLC	03/20/24	17,041
EUR	1,723,210	USD	1,884,226	Morgan Stanley & Co. International PLC	03/20/24	23,961
JPY	3,359,000	USD	23,274	JPMorgan Chase Bank N.A.	03/21/24	834

						87,652

USD	14,215	EUR	13,000	Deutsche Bank AG	03/20/24	(181)

						$87,471

OTC Total Return Swaps

										Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized

					Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR plus 0.29%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	03/23/24	USD	19	$94	$—	$94
1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	1,593	157,413	—	157,413
1-Day SOFR plus 0.40%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	214	1,134	—	1,134

									$158,641	$—	$158,641

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$158,641	$—

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$432,368	$—	$449,788	$—	$882,156
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	87,652	—	—	87,652
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	158,641	—	—	—	158,641

	$—	$—	$591,009	$87,652	$449,788	$—	$1,128,449

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$4,205	$—	$—	$—	$4,205
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	181	—	—	181

	$—	$—	$4,205	$181	$—	$—	$4,386

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$368,935	$—	$(273,933)	$—	$95,002
Forward foreign currency exchange contracts	—	—	—	(5,033)	—	—	(5,033)
Swaps	—	—	(63,792)	—	—	—	(63,792)

	$—	$—	$305,143	$(5,033)	$(273,933)	$—	$26,177

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$676,668	$—	$511,241	$—	$1,187,909
Forward foreign currency exchange contracts	—	—	—	94,042	—	—	94,042
Swaps	—	—	158,641	—	—	—	158,641

	$—	$—	$835,309	$94,042	$511,241	$—	$1,440,592

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,116,326
Average notional value of contracts — short	$1,495,432
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$84,634
Average amounts sold — in USD	$4,211,972
Total return swaps:
Average notional value	$1,761,874

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$10,069	$55,327
Forward foreign currency exchange contracts	87,652	181
Swaps — OTC(a)	158,641	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	256,362	55,508

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,069)	(55,327)

Total derivative assets and liabilities subject to an MNA	$246,293	$181

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Goldman Sachs International	$12,832	$—	$—	$—	$12,832
JPMorgan Chase Bank N.A	834	—	—	—	834
Morgan Stanley & Co. International PLC	232,627	—	—	—	232,627

	$246,293	$—	$—	$—	$246,293

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Deutsche Bank AG	$181	$—	$—	$—	$181

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$9,251,316	$—	$—	$9,251,316
Fixed-Income Funds	41,917,453	—	—	41,917,453
Money Market Funds	24,181,345	—	—	24,181,345

	$75,350,114	$—	$—	75,350,114

Investments Valued at NAV(a)				29,481,633

				$104,831,747

Derivative Financial Instruments(b)
Assets
Equity Contracts	$432,368	$158,641	$—	$591,009

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2025 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Assets (continued)
Foreign Currency Exchange Contracts	$—	$87,652	$—	$87,652
Interest Rate Contracts	449,788	—	—	449,788
Liabilities
Equity Contracts	—	(4,205)	—	(4,205)
Foreign Currency Exchange Contracts	—	(181)	—	(181)

	$882,156	$241,907	$—	$1,124,063

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 56.9%
BlackRock Advantage Emerging Markets Fund, Class K	1,004,355	$9,621,720
BlackRock Tactical Opportunities Fund, Class K	1,005,942	13,368,966
Diversified Equity Master Portfolio	$96,133,070	96,133,070
International Tilts Master Portfolio	$23,809,398	23,809,398
iShares Developed Real Estate Index Fund, Class K	483,973	4,607,420
iShares MSCI EAFE Small-Cap ETF(b)	162,993	10,089,267

		157,629,841

Fixed-Income Funds — 37.0%
BlackRock Diversified Fixed Income Fund, Class K	7,481,706	73,021,447
BlackRock High Yield Bond Portfolio, Class K	383,809	2,702,015
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	68,056	7,531,077
iShares TIPS Bond ETF	179,573	19,302,302

		102,556,841

Security	Shares	Value

Money Market Funds — 8.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	7,907,185	$7,911,930
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	15,767,175	15,767,175

		23,679,105

Total Investments — 102.4% (Cost: $253,069,926)		283,865,787

Liabilities in Excess of Other Assets — (2.4)%		(6,721,880)

Net Assets — 100.0%		$277,143,907

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio(a)	$28,061,565	$—		$(29,021,056	)(b)(c)	$(5,848,729)	$6,808,220	$—	$—	$47,320		$—
BlackRock Advantage Emerging Markets Fund, Class K	8,794,319	191,899		—		—	635,502	9,621,720	1,004,355	191,900		—
BlackRock Cash Funds: Institutional, SL Agency Shares	8,571,613	—		(665,854	)(b)	6,622	(451)	7,911,930	7,907,185	39,971(d	)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,815,020	8,952,155(b	)	—		—	—	15,767,175	15,767,175	496,253		—
BlackRock Diversified Fixed Income Fund	—	74,545,924		—		—	(1,524,477)	73,021,447	7,481,706	3,021,489		—
BlackRock High Yield Bond Portfolio, Class K	2,741,923	197,595		(383,000)		(3,054)	148,551	2,702,015	383,809	198,542		—
BlackRock Tactical Opportunities Fund, Class K	12,732,302	1,684,502		—		—	(1,047,838)	13,368,966	1,005,942	1,454,571		—
Diversified Equity Master Portfolio	86,456,694	—		(9,731,062	)(b)(c)	7,260,630	12,146,808	96,133,070	$96,133,070	1,793,703		—
International Tilts Master Portfolio	26,770,164	—		(7,234,152	)(b)(c)	1,654,964	2,618,422	23,809,398	$23,809,398	683,669		—
iShares Core U.S. Aggregate Bond ETF(a)	20,745,482	—		(21,494,576)		(3,695,543)	4,444,637	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	2,142,595	3,048,942		(969,000)		(56,741)	441,624	4,607,420	483,973	121,413		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,175,144	—		—		—	355,933	7,531,077	68,056	300,832		—
iShares MSCI EAFE Small-Cap ETF	9,205,845	—		—		—	883,422	10,089,267	162,993	298,224		—
iShares TIPS Bond ETF	17,285,537	2,132,054		(283,961)		(53,557)	222,229	19,302,302	179,573	485,728		—
Master Total Return Portfolio(a)	21,075,700	—		(21,936,774	)(b)(c)	(5,642,715)	6,503,789	—	$—	(31,654)		—

						$(6,378,123)	$32,636,371	$283,865,787		$9,101,961		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	21	03/14/24	$4,027	$136,258
E-mini Russell 2000 Index	66	03/15/24	6,757	522,059
Euro Stoxx 50 Index	55	03/15/24	2,763	(12,197)
MSCI EAFE Index	18	03/15/24	2,027	75,224
MSCI Emerging Markets Index	88	03/15/24	4,548	228,503
S&P 500 E-Mini Index	11	03/15/24	2,651	24,847
10-Year U.S. Treasury Note	1	03/19/24	113	3,659
U.S. Long Bond	29	03/19/24	3,623	265,424
Ultra U.S. Treasury Bond	38	03/19/24	5,077	428,575

				1,672,352

Short Contracts
S&P 500 Micro E-Mini Index	130	03/15/24	3,133	(59,997)

				$1,612,355

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	4,060,145	USD	2,736,899	Goldman Sachs International	03/20/24	$36,285
AUD	3,892,487	USD	2,605,642	Morgan Stanley & Co. International PLC	03/20/24	53,027
CAD	4,723,116	USD	3,501,794	Nomura International PLC	03/20/24	66,445
CAD	3,447,669	USD	2,556,526	UBS AG	03/20/24	48,134
EUR	370,000	USD	403,118	Morgan Stanley & Co. International PLC	03/20/24	6,600
EUR	4,548,732	USD	4,974,126	Morgan Stanley & Co. International PLC	03/20/24	62,886

						273,377

USD	45,927	EUR	42,000	UBS AG	03/20/24	(581)
USD	157,442	JPY	22,723,000	JPMorgan Chase Bank N.A.	03/21/24	(5,640)

						(6,221)

						$267,156

OTC Total Return Swaps

Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty

1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	5,047	$498,902	$—	$498,902

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$498,902	$—

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$986,891	$—	$697,658	$—	$1,684,549
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	273,377	—	—	273,377
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	498,902	—	—	—	498,902

	$—	$—	$1,485,793	$273,377	$697,658	$—	$2,456,828

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$72,194	$—	$—	$—	$72,194
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	6,221	—	—	6,221

	$—	$—	$72,194	$6,221	$—	$—	$78,415

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$566,556	$—	$(511,050)	$—	$55,506
Forward foreign currency exchange contracts	—	—	—	35,954	—	—	35,954
Swaps	—	—	(282,872)	—	—	—	(282,872)

	$—	$—	$283,684	$35,954	$(511,050)	$—	$(191,412)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,672,150	$—	$799,943	$—	$2,472,093
Forward foreign currency exchange contracts	—	—	—	296,266	—	—	296,266
Swaps	—	—	498,902	—	—	—	498,902

	$—	$—	$2,171,052	$296,266	$799,943	$—	$3,267,261

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$31,189,419
Average notional value of contracts — short	$7,670,797
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$351,800
Average amounts sold — in USD	$13,243,114
Total return swaps:
Average notional value	$5,136,759

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$18,752	$153,894
Forward foreign currency exchange contracts	273,377	6,221
Swaps — OTC(a)	498,902	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	791,031	160,115

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(18,752)	(153,894)

Total derivative assets and liabilities subject to an MNA	$772,279	$6,221

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Goldman Sachs International	$36,285	$—	$—	$—	$36,285
Morgan Stanley & Co. International PLC	621,415	—	—	(400,000)	221,415
Nomura International PLC	66,445	—	—	—	66,445
UBS AG	48,134	(581)	—	—	47,553

	$772,279	$(581)	$—	$(400,000)	$371,698

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

JPMorgan Chase Bank N.A	$5,640	$—	$—	$—	$5,640
UBS AG	581	(581)	—	—	—

	$6,221	$(581)	$—	$—	$5,640

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$37,687,373	$—	$—	$37,687,373
Fixed-Income Funds	102,556,841	—	—	102,556,841
Money Market Funds	23,679,105	—	—	23,679,105

	$163,923,319	$—	$—	163,923,319

Investments Valued at NAV(a)				119,942,468

				$283,865,787

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2030 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$986,891	$498,902	$—	$1,485,793
Foreign Currency Exchange Contracts	—	273,377	—	273,377
Interest Rate Contracts	697,658	—	—	697,658
Liabilities
Equity Contracts	(59,997)	(12,197)	—	(72,194)
Foreign Currency Exchange Contracts	—	(6,221)	—	(6,221)

	$1,624,552	$753,861	$—	$2,378,413

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 59.5%
BlackRock Advantage Emerging Markets Fund, Class K	542,202	$5,194,299
BlackRock Tactical Opportunities Fund, Class K	500,997	6,658,252
Diversified Equity Master Portfolio	$57,080,131	57,080,131
International Tilts Master Portfolio	$14,398,389	14,398,389
iShares Developed Real Estate Index Fund, Class K	373,006	3,551,019
iShares MSCI EAFE Small-Cap ETF(b)	90,015	5,571,929

		92,454,019

Fixed-Income Funds — 22.5%
BlackRock Diversified Fixed Income Fund, Class K	2,089,706	20,395,533
BlackRock High Yield Bond Portfolio, Class K	193,875	1,364,883
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	41,056	4,543,257
iShares TIPS Bond ETF(b)	80,947	8,700,993

		35,004,666

Security	Shares	Value

Money Market Funds — 25.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	14,010,542	$14,018,948
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	25,625,496	25,625,496

		39,644,444

Total Investments — 107.5% (Cost: $153,565,923)		167,103,129

Liabilities in Excess of Other Assets — (7.5)%		(11,586,840)

Net Assets — 100.0%		$155,516,289

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio(a)	$7,129,318	$—		$(7,373,085	)(b)(c)	$(821,242)	$1,065,009	$—	$—	$12,025		$—
BlackRock Advantage Emerging Markets Fund, Class K	4,747,624	103,599		—		—	343,076	5,194,299	542,202	103,598		—
BlackRock Cash Funds: Institutional, SL Agency Shares	5,242,829	8,775,726	(b)	—		1,151	(758)	14,018,948	14,010,542	24,216	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,621,338	20,004,158	(b)	—		—	—	25,625,496	25,625,496	624,143		—
BlackRock Diversified Fixed Income Fund	—	20,769,826		—		—	(374,293)	20,395,533	2,089,706	807,631		—
BlackRock High Yield Bond Portfolio, Class K	1,200,667	88,744		—		—	75,472	1,364,883	193,875	89,160		—
BlackRock Tactical Opportunities Fund, Class K	5,472,714	1,691,111		—		—	(505,573)	6,658,252	500,997	682,236		—
Diversified Equity Master Portfolio	44,677,848	1,296,877	(b)(c)	—		3,955,933	7,149,473	57,080,131	$57,080,131	1,025,353		—
International Tilts Master Portfolio	13,143,743	—		(959,136	)(b)(c)	800,524	1,413,258	14,398,389	$14,398,389	355,439		—
iShares Core U.S. Aggregate Bond ETF(a)	5,273,540	—		(5,463,962)		(894,676)	1,085,098	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	1,617,404	2,229,825		(582,000)		(50,997)	336,787	3,551,019	373,006	85,685		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,328,534	—		—		—	214,723	4,543,257	41,056	181,483		—
iShares MSCI EAFE Small-Cap ETF	5,084,047	—		—		—	487,882	5,571,929	90,015	164,698		—
iShares TIPS Bond ETF	6,053,563	2,555,437		—		—	91,993	8,700,993	80,947	201,112		—
Master Total Return Portfolio(a)	5,338,301	—		(5,556,392	)(b)(c)	(993,995)	1,212,086	—	$—	(8,018)		—

						$1,996,698	$12,594,233	$167,103,129		$4,348,761		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	13	03/14/24	$2,493	$84,341
E-mini Russell 2000 Index	41	03/15/24	4,198	324,186
Euro Stoxx 50 Index	31	03/15/24	1,558	(6,858)
MSCI EAFE Index	34	03/15/24	3,829	142,090
MSCI Emerging Markets Index	93	03/15/24	4,807	241,540
S&P 500 E-Mini Index	6	03/15/24	1,446	13,553
S&P 500 Micro E-Mini Index	225	03/15/24	5,423	200,617
U.S. Long Bond	33	03/19/24	4,123	302,034
Ultra U.S. Treasury Bond	18	03/19/24	2,405	198,910

				$1,500,413

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,265,400	USD	1,527,081	Goldman Sachs International	03/20/24	$20,246
AUD	2,162,039	USD	1,447,340	Morgan Stanley & Co. International PLC	03/20/24	29,389
CAD	1,994,223	USD	1,478,828	Morgan Stanley & Co. International PLC	03/20/24	27,776
CAD	3,287,099	USD	2,437,549	Morgan Stanley & Co. International PLC	03/20/24	45,801
EUR	243,000	USD	266,437	Morgan Stanley & Co. International PLC	03/20/24	2,647
EUR	2,555,507	USD	2,794,293	Morgan Stanley & Co. International PLC	03/20/24	35,533

						161,392

USD	29,526	EUR	27,000	Barclays Bank PLC	03/20/24	(372)
USD	78,135	JPY	11,277,000	JPMorgan Chase Bank N.A.	03/21/24	(2,799)

						(3,171)

						$158,221

OTC Total Return Swaps

Paid by the Fund		Received by the Fund								Upfront Premium	Unrealized

Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation (Depreciation)

1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	2,512	$248,278	$—	$248,278
1-Day SOFR plus 0.40%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	327	24,031	—	24,031

									$272,309	$—	$272,309

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$ —	$272,309	$ —

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,006,327	$—	$500,944	$—	$1,507,271
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	161,392	—	—	161,392
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	272,309	—	—	—	272,309

	$—	$—	$1,278,636	$161,392	$500,944	$—	$1,940,972

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,858	$—	$—	$—	$6,858
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,171	—	—	3,171

	$—	$—	$6,858	$3,171	$—	$—	$10,029

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$586,636	$—	$(206,680)	$—	$379,956
Forward foreign currency exchange contracts	—	—	—	19,608	—	—	19,608
Swaps	—	—	(134,360)	—	—	—	(134,360)

	$—	$—	$452,276	$19,608	$(206,680)	$—	$265,204

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,391,934	$—	$552,777	$—	$1,944,711
Forward foreign currency exchange contracts	—	—	—	173,244	—	—	173,244
Swaps	—	—	272,309	—	—	—	272,309

	$—	$—	$1,664,243	$173,244	$552,777	$—	$2,390,264

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,593,535
Average notional value of contracts — short	$2,438,250
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$142,078
Average amounts sold — in USD	$7,108,957
Total return swaps:
Average notional value	$2,589,425

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$12,444	$98,643
Forward foreign currency exchange contracts	161,392	3,171
Swaps — OTC(a)	272,309	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	446,145	101,814

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,444)	(98,643)

Total derivative assets and liabilities subject to an MNA	$433,701	$3,171

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Goldman Sachs International	$20,246	$—	$—	$—	$20,246
Morgan Stanley & Co. International PLC	413,455	—	—	—	413,455

	$433,701	$—	$—	$—	$433,701

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Barclays Bank PLC	$372	$—	$—	$—	$372
JPMorgan Chase Bank N.A	2,799	—	—	—	2,799

	$3,171	$—	$—	$—	$3,171

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$20,975,499	$—	$—	$20,975,499
Fixed-Income Funds	35,004,666	—	—	35,004,666
Money Market Funds	39,644,444	—	—	39,644,444

	$95,624,609	$—	$—	95,624,609

Investments Valued at NAV(a)				71,478,520

				$167,103,129

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,006,327	$272,309	$—	$1,278,636

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2035 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Assets (continued)
Foreign Currency Exchange Contracts	$—	$161,392	$—	$161,392
Interest Rate Contracts	500,944	—	—	500,944
Liabilities
Equity Contracts	—	(6,858)	—	(6,858)
Foreign Currency Exchange Contracts	—	(3,171)	—	(3,171)

	$1,507,271	$423,672	$—	$1,930,943

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 75.6%
BlackRock Advantage Emerging Markets Fund, Class K	1,221,733	$11,704,207
BlackRock Tactical Opportunities Fund, Class K	976,206	12,973,772
Diversified Equity Master Portfolio	$129,898,354	129,898,354
International Tilts Master Portfolio	$33,467,117	33,467,117
iShares Developed Real Estate Index Fund, Class K	826,738	7,870,546
iShares MSCI EAFE Small-Cap ETF	201,125	12,449,638

		208,363,634

Fixed-Income Funds — 15.9%
BlackRock Diversified Fixed Income Fund, Class K	1,692,817	16,521,897
BlackRock High Yield Bond Portfolio, Class K	391,745	2,757,888
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	118,225	13,082,778
iShares TIPS Bond ETF	107,130	11,515,404

		43,877,967

Security	Shares	Value

Money Market Funds — 12.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	13,417,104	$13,425,154
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	20,773,835	20,773,835

		34,198,989

Total Investments — 103.9% (Cost: $238,200,613)		286,440,590

Liabilities in Excess of Other Assets — (3.9)%		(10,736,612)

Net Assets — 100.0%		$275,703,978

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio(a)	$ 6,271,174	$—		$(6,485,602	)(b)(c)	$(1,824,769)	$2,039,197	$—	$—	$10,576		$—
BlackRock Advantage Emerging Markets Fund, Class K	10,697,725	233,435		—		—	773,047	11,704,207	1,221,733	233,435		—
BlackRock Cash Funds: Institutional, SL Agency Shares	13,788,827	—		(366,343	)(b)	2,109	561	13,425,154	13,417,104	62,795	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,202,351	13,571,484	(b)	—		—	—	20,773,835	20,773,835	600,877		—
BlackRock Diversified Fixed Income Fund	—	16,867,183		—		—	(345,286)	16,521,897	1,692,817	683,645		—
BlackRock High Yield Bond Portfolio, Class K	2,426,072	179,318		—		—	152,498	2,757,888	391,745	180,157		—
BlackRock Tactical Opportunities Fund, Class K	11,673,447	2,304,392		—		—	(1,004,067)	12,973,772	976,206	1,378,413		—
Diversified Equity Master Portfolio	110,498,719	—		(6,702,103	)(b)(c)	9,614,292	16,487,446	129,898,354	$129,898,354	2,395,596		—
International Tilts Master Portfolio	33,710,252	—		(5,773,172	)(b)(c)	2,081,291	3,448,746	33,467,117	$33,467,117	886,331		—
iShares Core U.S. Aggregate Bond ETF(a)	4,658,430	—		(4,826,640)		(807,609)	975,819	—	—	—		—
iShares Developed Real Estate Index Fund, Class K	4,281,498	3,371,932		(396,000)		(127,441)	740,557	7,870,546	826,738	211,463		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,464,462	—		—		—	618,316	13,082,778	118,225	522,598		—
iShares MSCI EAFE Small-Cap ETF	11,359,539	—		—		—	1,090,099	12,449,638	201,125	367,993		—
iShares TIPS Bond ETF	8,957,032	2,449,687		—		—	108,685	11,515,404	107,130	283,531		—
Master Total Return Portfolio(a)	4,692,680	—		(4,884,405	)(b)(c)	(1,292,520)	1,484,245	—	$—	(7,048)		—

						$7,645,353	$26,569,863	$286,440,590		$7,810,362		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	29	03/14/24	$5,561	$188,363
E-mini Russell 2000 Index	72	03/15/24	7,372	569,302
Euro Stoxx 50 Index	54	03/15/24	2,713	(11,988)
MSCI EAFE Index	32	03/15/24	3,604	133,732
MSCI Emerging Markets Index	184	03/15/24	9,510	477,780
S&P 500 E-Mini Index	11	03/15/24	2,651	24,847
U.S. Long Bond	1	03/19/24	125	9,153
Ultra U.S. Treasury Bond	29	03/19/24	3,874	327,070

				1,718,259

Short Contracts
S&P 500 Micro E-Mini Index	2	03/15/24	48	(1,792)

				$1,716,467

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,001,001	USD	2,697,031	Goldman Sachs International	03/20/24	$35,756
AUD	3,684,714	USD	2,466,558	Morgan Stanley & Co. International PLC	03/20/24	50,197
CAD	3,263,639	USD	2,420,101	Nomura International PLC	03/20/24	45,527
CAD	7,724,945	USD	5,728,312	Nomura International PLC	03/20/24	107,761
EUR	378,000	USD	416,011	Morgan Stanley & Co. International PLC	03/20/24	2,565
EUR	4,585,341	USD	5,013,930	Morgan Stanley & Co. International PLC	03/20/24	63,622

						305,428

USD	40,456	EUR	37,000	Deutsche Bank AG	03/20/24	(516)
USD	143,626	JPY	20,729,000	JPMorgan Chase Bank N.A.	03/21/24	(5,145)

						(5,661)

						$299,767

OTC Total Return Swaps

Paid by the Fund		Received by the Fund							Upfront Premium	Unrealized

Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Paid (Received)	Appreciation (Depreciation)

1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD 4,788	$473,306	$—	$473,306

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$473,306	$—

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,394,024	$—	$336,223	$—	$1,730,247
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	305,428	—	—	305,428
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	473,306	—	—	—	473,306

	$—	$—	$1,867,330	$305,428	$336,223	$—	$2,508,981

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$13,780	$—	$—	$—	$13,780
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,661	—	—	5,661

	$—	$—	$13,780	$5,661	$—	$—	$19,441

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,648	$—	$(46,490)	$—	$(42,842)
Forward foreign currency exchange contracts	—	—	—	(5,239)	—	—	(5,239)
Swaps	—	—	(268,360)	—	—	—	(268,360)

	$—	$—	$(264,712)	$(5,239)	$(46,490)	$—	$(316,441)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,125,727	$—	$406,737	$—	$2,532,464
Forward foreign currency exchange contracts	—	—	—	341,897	—	—	341,897
Swaps	—	—	473,306	—	—	—	473,306

	$—	$—	$2,599,033	$341,897	$406,737	$—	$3,347,667

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$32,400,756
Average notional value of contracts — short	$6,586,161
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$256,450
Average amounts sold — in USD	$15,061,331
Total return swaps:
Average notional value	$4,873,223

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$22,377	$135,251
Forward foreign currency exchange contracts	305,428	5,661
Swaps — OTC(a)	473,306	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	801,111	140,912

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(22,377)	(135,251)

Total derivative assets and liabilities subject to an MNA	$778,734	$5,661

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Goldman Sachs International	$35,756	$—	$—	$—	$35,756
Morgan Stanley & Co. International PLC	589,690	—	—	—	589,690
Nomura International PLC	153,288	—	—	—	153,288

	$778,734	$—	$—	$—	$778,734

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Deutsche Bank AG	$516	$—	$—	$—	$516
JPMorgan Chase Bank N.A	5,145	—	—	—	5,145

	$5,661	$—	$—	$—	$5,661

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$44,998,163	$—	$—	$44,998,163
Fixed-Income Funds	43,877,967	—	—	43,877,967
Money Market Funds	34,198,989	—	—	34,198,989

	$123,075,119	$—	$—	123,075,119

Investments Valued at NAV(a)				163,365,471

				$286,440,590

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2040 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,394,024	$473,306	$—	$1,867,330
Foreign Currency Exchange Contracts	—	305,428	—	305,428
Interest Rate Contracts	336,223	—	—	336,223
Liabilities
Equity Contracts	(1,792)	(11,988)	—	(13,780)
Foreign Currency Exchange Contracts	—	(5,661)	—	(5,661)

	$1,728,455	$761,085	$—	$2,489,540

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 76.9%
BlackRock Advantage Emerging Markets Fund, Class K	400,353	$3,835,386
BlackRock Tactical Opportunities Fund, Class K	424,322	5,639,243
Diversified Equity Master Portfolio	$64,483,868	64,483,868
International Tilts Master Portfolio	$16,855,244	16,855,244
iShares Developed Real Estate Index Fund, Class K	480,940	4,578,549
iShares MSCI EAFE Small-Cap ETF(b)	83,858	5,190,810

		100,583,100

Fixed-Income Funds — 8.1%
BlackRock Diversified Fixed Income Fund, Class K	104,661	1,021,495
BlackRock High Yield Bond Portfolio, Class K	159,308	1,121,527
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	46,069	5,097,996
iShares TIPS Bond ETF(b)	30,635	3,292,956

		10,533,974

Security	Shares	Value

Money Market Funds — 20.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	8,967,254	$8,972,634
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	17,929,484	17,929,484

		26,902,118

Total Investments — 105.6% (Cost: $124,008,222)		138,019,192

Liabilities in Excess of Other Assets — (5.6)%		(7,304,852)

Net Assets — 100.0%		$130,714,340

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$3,505,569	$76,495		$—	$—	$253,322	$3,835,386	400,353	$76,495		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	4,920,559	4,052,759	(a)	—	(832)	148	8,972,634	8,967,254	23,501	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,374,799	13,554,685	(a)	—	—	—	17,929,484	17,929,484	526,852		—
BlackRock Diversified Fixed Income Fund	—	1,016,467		—	—	5,028	1,021,495	104,661	23,580		—
BlackRock High Yield Bond Portfolio, Class K	986,590	72,922		—	—	62,015	1,121,527	159,308	73,263		—
BlackRock Tactical Opportunities Fund, Class K	4,466,115	1,598,152		—	—	(425,024)	5,639,243	424,322	569,611		—
Diversified Equity Master Portfolio	47,496,004	4,770,415	(a)(c)	—	4,231,843	7,985,606	64,483,868	$64,483,868	1,107,239		—
International Tilts Master Portfolio	14,037,452	390,398	(a)(c)	—	852,905	1,574,489	16,855,244	$16,855,244	390,398		—
iShares Developed Real Estate Index Fund, Class K	2,369,198	2,333,592		(482,000)	(105,216)	462,975	4,578,549	480,940	114,784		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,857,055	—		—	—	240,941	5,097,996	46,069	203,642		—
iShares MSCI EAFE Small-Cap ETF	4,736,300	—		—	—	454,510	5,190,810	83,858	153,433		—
iShares TIPS Bond ETF	1,988,938	1,267,088		—	—	36,930	3,292,956	30,635	72,184		—

					$4,978,700	$10,650,940	$138,019,192		$3,334,982		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	16	03/14/24	$3,068	$103,807
E-mini Russell 2000 Index	33	03/15/24	3,379	260,971
Euro Stoxx 50 Index	26	03/15/24	1,306	(5,713)
MSCI EAFE Index	40	03/15/24	4,505	167,165
MSCI Emerging Markets Index	141	03/15/24	7,288	366,125
S&P 500 E-Mini Index	5	03/15/24	1,205	11,294
S&P 500 Micro E-Mini Index	197	03/15/24	4,748	175,651
Ultra U.S. Treasury Bond	9	03/19/24	1,202	98,225

				1,177,525

Short Contracts
U.S. Long Bond	4	03/19/24	500	(36,347)

				$1,141,178

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	1,898,510	USD	1,279,765	Goldman Sachs International	03/20/24	$16,967
AUD	1,836,218	USD	1,229,188	Morgan Stanley & Co. International PLC	03/20/24	24,996
CAD	1,658,265	USD	1,229,660	Morgan Stanley & Co. International PLC	03/20/24	23,133
CAD	3,659,995	USD	2,714,231	Morgan Stanley & Co. International PLC	03/20/24	50,836
EUR	180,000	USD	198,100	Morgan Stanley & Co. International PLC	03/20/24	1,222
EUR	2,184,050	USD	2,388,301	Morgan Stanley & Co. International PLC	03/20/24	30,194

						147,348

USD	27,336	EUR	25,000	Deutsche Bank AG	03/20/24	(347)
USD	56,060	JPY	8,091,000	JPMorgan Chase Bank N.A.	03/21/24	(2,008)

						(2,355)

						$144,993

OTC Total Return Swaps

										Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized

Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation (Depreciation)

1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	2,117	$209,244	$—	$209,244
1-Day SOFR plus 0.40%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	245	18,023	—	18,023

									$227,267	$—	$227,267

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$ —	$227,267	$ —

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,085,013	$—	$98,225	$—	$1,183,238
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	147,348	—	—	147,348
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	227,267	—	—	—	227,267

	$—	$—	$1,312,280	$147,348	$98,225	$—	$1,557,853

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$5,713	$—	$36,347	$—	$42,060
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,355	—	—	2,355

	$—	$—	$5,713	$2,355	$36,347	$—	$44,415

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$364,988	$—	$107,579	$—	$472,567
Forward foreign currency exchange contracts	—	—	—	2,723	—	—	2,723
Swaps	—	—	(112,589)	—	—	—	(112,589)

	$—	$—	$252,399	$2,723	$107,579	$—	$362,701

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,449,109	$—	$79,469	$—	$1,528,578
Forward foreign currency exchange contracts	—	—	—	161,061	—	—	161,061
Swaps	—	—	227,267	—	—	—	227,267

	$—	$—	$1,676,376	$161,061	$79,469	$—	$1,916,906

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,757,141
Average notional value of contracts — short	$2,297,650
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$112,680
Average amounts sold — in USD	$6,631,489
Total return swaps:
Average notional value	$2,169,822

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$16,084	$71,646
Forward foreign currency exchange contracts	147,348	2,355
Swaps — OTC(a)	227,267	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	390,699	74,001

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,084)	(71,646)

Total derivative assets and liabilities subject to an MNA	$374,615	$2,355

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Goldman Sachs International	$16,967	$—	$—	$—	$16,967
Morgan Stanley & Co. International PLC	357,648	—	—	—	357,648

	$374,615	$—	$—	$—	$374,615

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Deutsche Bank AG	$347	$—	$—	$—	$347
JPMorgan Chase Bank N.A	2,008	—	—	—	2,008

	$2,355	$—	$—	$—	$2,355

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Investment Companies
Equity Funds	$19,243,988	$—	$—	$19,243,988
Fixed-Income Funds	10,533,974	—	—	10,533,974
Money Market Funds	26,902,118	—	—	26,902,118

	$56,680,080	$—	$—	56,680,080

Investments Valued at NAV(a)				81,339,112

				$138,019,192

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,085,013	$227,267	$—	$1,312,280

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2045 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Assets (continued)
Foreign Currency Exchange Contracts	$—	$147,348	$—	$147,348
Interest Rate Contracts	98,225	—	—	98,225
Liabilities
Equity Contracts	—	(5,713)	—	(5,713)
Foreign Currency Exchange Contracts	—	(2,355)	—	(2,355)
Interest Rate Contracts	(36,347)	—	—	(36,347)

	$1,146,891	$366,547	$—	$1,513,438

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 87.0%
BlackRock Advantage Emerging Markets Fund, Class K	807,246	$7,733,415
BlackRock Tactical Opportunities Fund, Class K	576,430	7,660,752
Diversified Equity Master Portfolio	$89,261,546	89,261,546
International Tilts Master Portfolio	$22,211,055	22,211,055
iShares Developed Real Estate Index Fund, Class K	605,685	5,766,118
iShares MSCI EAFE Small-Cap ETF(b)	129,104	7,991,538

		140,624,424

Fixed-Income Funds — 4.6%
BlackRock Diversified Fixed Income Fund, Class K	6,879	67,140
BlackRock High Yield Bond Portfolio, Class K	215,929	1,520,141
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	38,367	4,245,692
iShares TIPS Bond ETF	14,488	1,557,315

		7,390,288

Security	Shares	Value

Money Market Funds — 10.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	4,381,885	$4,384,514
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	11,990,262	11,990,262

		16,374,776

Total Investments — 101.7% (Cost: $130,664,610)		164,389,488

Liabilities in Excess of Other Assets — (1.7)%		(2,818,370)

Net Assets — 100.0%		$161,571,118

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$7,068,394	$154,239		$—		$—	$510,782	$7,733,415	807,246	$154,239		$ —
BlackRock Cash Funds: Institutional, SL Agency Shares	7,520,313	—		(3,139,378	)(a)	2,282	1,297	4,384,514	4,381,885	19,326	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,925,239	7,065,023	(a)	—		—	—	11,990,262	11,990,262	287,063		—
BlackRock Diversified Fixed Income Fund	—	68,673		—		—	(1,533)	67,140	6,879	2,755		—
BlackRock High Yield Bond Portfolio, Class K	1,337,245	98,840		—		—	84,056	1,520,141	215,929	99,302		—
BlackRock Tactical Opportunities Fund, Class K	6,356,244	1,887,320		—		—	(582,812)	7,660,752	576,430	787,849		—
Diversified Equity Master Portfolio	71,371,959	360,368	(a)(c)	—		6,309,055	11,220,164	89,261,546	$89,261,546	1,615,620		—
International Tilts Master Portfolio	21,042,731	—		(2,340,001	)(a)(c)	1,294,368	2,213,957	22,211,055	$22,211,055	562,913		—
iShares Developed Real Estate Index Fund, Class K	3,527,378	1,989,737		(229,000)		(50,250)	528,253	5,766,118	605,685	154,075		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,142,130	870,294		—		—	233,268	4,245,692	38,367	138,483		—
iShares MSCI EAFE Small-Cap ETF	7,291,794	—		—		—	699,744	7,991,538	129,104	236,218		—
iShares TIPS Bond ETF	1,019,482	509,305		—		—	28,528	1,557,315	14,488	32,434		—

						$7,555,455	$14,935,704	$164,389,488		$4,090,277		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	21	03/14/24	$4,027	$136,308
E-mini Russell 2000 Index	43	03/15/24	4,403	340,000
Euro Stoxx 50 Index	31	03/15/24	1,558	(6,869)
MSCI EAFE Index	45	03/15/24	5,068	188,061
MSCI Emerging Markets Index	140	03/15/24	7,236	363,528
S&P 500 E-Mini Index	7	03/15/24	1,687	15,811
S&P 500 Micro E-Mini Index	128	03/15/24	3,085	110,481
U.S. Long Bond	22	03/19/24	2,749	201,356
Ultra U.S. Treasury Bond	3	03/19/24	401	33,835

				$1,382,511

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	354,000	USD	238,905	Deutsche Bank AG	03/20/24	$2,887
AUD	2,342,911	USD	1,579,330	Goldman Sachs International	03/20/24	20,938
AUD	2,022,518	USD	1,353,920	Morgan Stanley & Co. International PLC	03/20/24	27,512
CAD	333,000	USD	249,731	Morgan Stanley & Co. International PLC	03/20/24	1,845
CAD	1,791,393	USD	1,328,487	Morgan Stanley & Co. International PLC	03/20/24	24,882
CAD	4,791,444	USD	3,553,124	Morgan Stanley & Co. International PLC	03/20/24	66,736
EUR	250,000	USD	272,377	Morgan Stanley & Co. International PLC	03/20/24	4,459
EUR	2,580,874	USD	2,822,235	Morgan Stanley & Co. International PLC	03/20/24	35,681

						184,940

USD	225,242	EUR	206,000	Deutsche Bank AG	03/20/24	(2,871)

						$182,069

OTC Total Return Swaps

Paid by the Fund		Received by the Fund							Upfront Premium	Unrealized

Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)	Value	Paid (Received)	Appreciation (Depreciation)

1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD 2,684	$265,342	$—	$265,342

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$265,342	$—

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,154,189	$—	$235,191	$—	$1,389,380
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	184,940	—	—	184,940
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	265,342	—	—	—	265,342

	$—	$—	$1,419,531	$184,940	$235,191	$—	$1,839,662

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,869	$—	$—	$—	$6,869
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,871	—	—	2,871

	$—	$—	$6,869	$2,871	$—	$—	$9,740

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$315,069	$—	$(262,660)	$—	$52,409
Forward foreign currency exchange contracts	—	—	—	(12,537)	—	—	(12,537)
Swaps	—	—	(150,446)	—	—	—	(150,446)

	$—	$—	$164,623	$(12,537)	$(262,660)	$—	$(110,574)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,687,041	$—	$244,307	$—	$1,931,348
Forward foreign currency exchange contracts	—	—	—	205,782	—	—	205,782
Swaps	—	—	265,342	—	—	—	265,342

	$—	$—	$1,952,383	$205,782	$244,307	$—	$2,402,472

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,612,715
Average notional value of contracts — short	$35,414
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$222,390
Average amounts sold — in USD	$8,856,323
Total return swaps:
Average notional value	$2,731,992

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$17,208	$85,317
Forward foreign currency exchange contracts	184,940	2,871
Swaps — OTC(a)	265,342	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	467,490	88,188

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(17,208)	(85,317)

Total derivative assets and liabilities subject to an MNA	$450,282	$2,871

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Deutsche Bank AG	$2,887	$(2,871)	$—	$—	$16
Goldman Sachs International	20,938	—	—	—	20,938
Morgan Stanley & Co. International PLC	426,457	—	—	—	426,457

	$450,282	$(2,871)	$—	$—	$447,411

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Deutsche Bank AG	$2,871	$(2,871)		$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$29,151,823	$—	$—	$29,151,823
Fixed-Income Funds	7,390,288	—	—	7,390,288
Money Market Funds	16,374,776	—	—	16,374,776

	$52,916,887	$—	$—	52,916,887

Investments Valued at NAV(a)				111,472,601

				$164,389,488

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,154,189	$265,342	$—	$1,419,531

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2050 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Assets (continued)
Foreign Currency Exchange Contracts	$—	$184,940	$—	$184,940
Interest Rate Contracts	235,191	—	—	235,191
Liabilities
Equity Contracts	—	(6,869)	—	(6,869)
Foreign Currency Exchange Contracts	—	(2,871)	—	(2,871)

	$1,389,380	$440,542	$—	$1,829,922

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 83.4%
BlackRock Advantage Emerging Markets Fund, Class K	405,980	$3,889,284
BlackRock Tactical Opportunities Fund, Class K	319,047	4,240,133
Diversified Equity Master Portfolio	$ 51,514,186	51,514,186
International Tilts Master Portfolio	$ 14,287,498	14,287,498
iShares Developed Real Estate Index Fund, Class K	344,405	3,278,738
iShares MSCI EAFE Small-Cap ETF	58,524	3,622,636

		80,832,475

Fixed-Income Funds — 1.5%
BlackRock Diversified Fixed Income Fund, Class K	3,338	32,576
BlackRock High Yield Bond Portfolio, Class K	105,870	745,327
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	4,269	472,408
iShares TIPS Bond ETF(b)	1,905	204,768

		1,455,079

Security	Shares	Value

Money Market Funds — 14.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	694,250	$694,666
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	12,897,040	12,897,040

		13,591,706

Total Investments — 98.9% (Cost: $85,135,903)		95,879,260

Other Assets Less Liabilities — 1.1%		1,101,865

Net Assets — 100.0%		$96,981,125

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$3,554,832	$77,570		$—		$—	$256,882	$3,889,284	405,980	$77,570		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	3,578,731	—		(2,884,512	)(a)	570	(123)	694,666	694,250	3,962	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,678,707	9,218,333	(a)	—		—	—	12,897,040	12,897,040	360,780		—
BlackRock Diversified Fixed Income Fund	—	33,320		—		—	(744)	32,576	3,338	1,304		—
BlackRock High Yield Bond Portfolio, Class K	655,652	48,461		—		—	41,214	745,327	105,870	48,688		—
BlackRock Tactical Opportunities Fund, Class K	3,044,115	1,509,707		—		—	(313,689)	4,240,133	319,047	413,034		—
Diversified Equity Master Portfolio	34,929,927	7,209,700	(a)(c)	—		3,146,721	6,227,838	51,514,186	$51,514,186	855,117		—
International Tilts Master Portfolio	10,109,696	2,337,686	(a)(c)	—		610,660	1,229,456	14,287,498	$14,287,498	296,845		—
iShares Developed Real Estate Index Fund, Class K	1,793,301	1,908,805		(698,000)		(67,789)	342,421	3,278,738	344,405	86,364		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	450,081	—		—		—	22,327	472,408	4,269	18,871		—
iShares MSCI EAFE Small-Cap ETF	3,305,435	—		—		—	317,201	3,622,636	58,524	107,080		—
iShares TIPS Bond ETF	121,235	79,456		—		—	4,077	204,768	1,905	4,017		—

						$3,690,162	$8,126,860	$95,879,260		$2,273,632		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	12	03/14/24	$2,301	$77,862
E-mini Russell 2000 Index	27	03/15/24	2,764	213,502
Euro Stoxx 50 Index	18	03/15/24	904	(3,985)
MSCI EAFE Index	34	03/15/24	3,829	125,273
MSCI Emerging Markets Index	100	03/15/24	5,169	259,663
S&P 500 E-Mini Index	4	03/15/24	964	9,035
S&P 500 Micro E-Mini Index	225	03/15/24	5,423	169,017
U.S. Long Bond	12	03/19/24	1,499	109,831

				960,198

Short Contracts
Ultra U.S. Treasury Bond	4	03/19/24	534	(45,358)

				$914,840

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	1,382,833	USD	932,153	Goldman Sachs International	03/20/24	$12,358
AUD	1,293,156	USD	865,668	Morgan Stanley & Co. International PLC	03/20/24	17,591
CAD	475,000	USD	351,537	Morgan Stanley & Co. International PLC	03/20/24	7,318
CAD	1,160,548	USD	860,598	Morgan Stanley & Co. International PLC	03/20/24	16,177
CAD	2,538,734	USD	1,882,711	Morgan Stanley & Co. International PLC	03/20/24	35,262
EUR	145,000	USD	157,979	Morgan Stanley & Co. International PLC	03/20/24	2,587
EUR	1,521,603	USD	1,663,902	Morgan Stanley & Co. International PLC	03/20/24	21,036

						112,329

USD	107,156	EUR	98,000	Deutsche Bank AG	03/20/24	(1,364)

						$110,965

OTC Total Return Swaps

Paid by the Fund		Received by the Fund								Upfront Premium	Unrealized

Rate	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation (Depreciation)

1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	1,500	$148,241	$—	$148,241

1-Day SOFR plus 0.40%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	143	14,749	—	14,749

									$162,990	$—	$162,990

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$162,990	$—

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$854,352	$—	$109,831	$—	$964,183
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	112,329	—	—	112,329
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	162,990	—	—	—	162,990

	$—	$—	$1,017,342	$112,329	$109,831	$—	$1,239,502

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,985	$—	$45,358	$—	$49,343
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,364	—	—	1,364

	$—	$—	$3,985	$1,364	$45,358	$—	$50,707

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$530,913	$—	$(75,237)	$—	$455,676
Forward foreign currency exchange contracts	—	—	—	4,093	—	—	4,093
Swaps	—	—	(78,361)	—	—	—	(78,361)

	$—	$—	$452,552	$4,093	$(75,237)	$—	$381,408

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,143,676	$—	$68,548	$—	$1,212,224
Forward foreign currency exchange contracts	—	—	—	121,928	—	—	121,928
Swaps	—	—	162,990	—	—	—	162,990

	$—	$—	$1,306,666	$121,928	$68,548	$—	$1,497,142

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,891,304
Average notional value of contracts — short	$425,461
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$105,798
Average amounts sold — in USD	$4,841,703
Total return swaps:
Average notional value	$1,518,933

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$13,134	$59,753
Forward foreign currency exchange contracts	112,329	1,364
Swaps — OTC(a)	162,990	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	288,453	61,117

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,134)	(59,753)

Total derivative assets and liabilities subject to an MNA	$275,319	$1,364

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)(b)

Goldman Sachs International	$12,358	$—	$—	$—	$12,358
Morgan Stanley & Co. International PLC	262,961	—	—	—	262,961

	$275,319	$—	$—	$—	$275,319

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)(c)

Deutsche Bank AG	$1,364	$—	$—	$—	$1,364

(a)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$15,030,791	$—	$—	$15,030,791
Fixed-Income Funds	1,455,079	—	—	1,455,079
Money Market Funds	13,591,706	—	—	13,591,706

	$30,077,576	$—	$—	30,077,576

Investments Valued at NAV(a)				65,801,684

				$95,879,260

Derivative Financial Instruments(b)
Assets
Equity Contracts	$854,352	$162,990	$—	$1,017,342
Foreign Currency Exchange Contracts	—	112,329	—	112,329
Interest Rate Contracts	109,831	—	—	109,831

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2055 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Equity Contracts	$—	$(3,985)	$—	$(3,985)
Foreign Currency Exchange Contracts	—	(1,364)	—	(1,364)
Interest Rate Contracts	(45,358)	—	—	(45,358)

	$918,825	$269,970	$—	$1,188,795

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 84.5%
BlackRock Advantage Emerging Markets Fund, Class K	108,439	$1,038,844
BlackRock Tactical Opportunities Fund, Class K	87,654	1,164,928
Diversified Equity Master Portfolio	$ 15,095,245	15,095,245
International Tilts Master Portfolio	$ 4,516,066	4,516,066
iShares Developed Real Estate Index Fund, Class K	105,484	1,004,205
iShares MSCI Canada ETF(b)	20,189	740,533
iShares MSCI EAFE ETF	2,631	198,246
iShares MSCI EAFE Small-Cap ETF	9,051	560,257
iShares Russell 2000 ETF	418	83,897

		24,402,221

Fixed-Income Funds — 1.2%
BlackRock Diversified Fixed Income Fund, Class K	864	8,429
BlackRock High Yield Bond Portfolio, Class K	25,474	179,336
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	1,479	163,666
iShares TIPS Bond ETF	70	7,524

		358,955

Security	Shares	Value

Money Market Funds — 15.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	924,070	$924,625
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	3,665,368	3,665,368

		4,589,993

Total Investments — 101.6% (Cost: $26,312,686)		29,351,169

Liabilities in Excess of Other Assets — (1.6)%		(464,731)

Net Assets — 100.0%		$28,886,438

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Advantage Emerging Markets Fund, Class K	$862,511	$112,183		$—	$—	$64,150	$1,038,844	108,439	$20,183		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	652,829	271,514	(a)	—	324	(42)	924,625	924,070	5,355	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,488,220	2,177,148	(a)	—	—	—	3,665,368	3,665,368	111,726		—
BlackRock Diversified Fixed Income Fund	—	8,622		—	—	(193)	8,429	864	271		—
BlackRock High Yield Bond Portfolio, Class K	157,759	11,661		—	—	9,916	179,336	25,474	11,714		—
BlackRock Tactical Opportunities Fund, Class K	755,425	494,167		—	—	(84,664)	1,164,928	87,654	109,546		—
Diversified Equity Master Portfolio	8,261,583	4,276,933	(a)(c)	—	786,272	1,770,457	15,095,245	$15,095,245	230,175		—
International Tilts Master Portfolio	2,513,942	1,503,352	(a)(c)	—	141,941	356,831	4,516,066	$4,516,066	80,859		—
iShares Developed Real Estate Index Fund, Class K	442,911	614,383		(134,000)	(5,153)	86,064	1,004,205	105,484	25,176		—
iShares iBoxx $Investment Grade Corporate Bond ETF	146,021	87,914		(76,051)	(5,099)	10,881	163,666	1,479	7,222		—
iShares MSCI Canada ETF	462,704	211,640		—	—	66,189	740,533	20,189	14,701		—
iShares MSCI EAFE ETF	216,284	—		(47,113)	7,506	21,569	198,246	2,631	6,770		—
iShares MSCI EAFE Small-Cap ETF	511,200	—		—	—	49,057	560,257	9,051	16,560		—
iShares Russell 2000 ETF	72,882	—		—	—	11,015	83,897	418	1,129		—
iShares TIPS Bond ETF	7,451	—		—	—	73	7,524	70	206		—

					$925,791	$2,361,303	$29,351,169		$641,593		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Russell 2000 Index	7	03/15/24	$717	$55,349
Euro Stoxx 50 Index	6	03/15/24	301	(1,332)
MSCI EAFE Index	10	03/15/24	1,126	39,757
MSCI Emerging Markets Index	33	03/15/24	1,706	85,689
S&P 500 E-Mini Index	1	03/15/24	241	2,259
S&P 500 Micro E-Mini Index	77	03/15/24	1,856	55,402
U.S. Long Bond	3	03/19/24	375	27,457

				$264,581

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	69,000	USD	46,566	Deutsche Bank AG	03/20/24	$563
AUD	409,673	USD	276,156	Goldman Sachs International	03/20/24	3,661
AUD	348,635	USD	233,385	State Street Bank and Trust Co.	03/20/24	4,742
CAD	55,000	USD	40,536	Bank of America N.A.	03/20/24	1,015
CAD	48,000	USD	35,593	State Street Bank and Trust Co.	03/20/24	671
CAD	306,423	USD	227,216	State Street Bank and Trust Co.	03/20/24	4,282
EUR	39,000	USD	42,476	Standard Chartered Bank	03/20/24	710
EUR	451,283	USD	493,491	State Street Bank and Trust Co.	03/20/24	6,234

						21,878

USD	88,245	CAD	119,000	Bank of America N.A.	03/20/24	(1,657)
USD	25,149	EUR	23,000	Deutsche Bank AG	03/20/24	(320)

						(1,977)

						$19,901

OTC Total Return Swaps

										Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Paid by the Fund		Received by the Fund

					Effective	Termination	Notional
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value

1-Day SOFR plus 0.40%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	51	$5,283	$—	$5,283
1-Day SOFR plus 0.38%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	416	41,166	—	41,166

									$46,449	$—	$46,449

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$46,449	$—

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$238,456	$—	$27,457	$—	$265,913
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	21,878	—	—	21,878
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	46,449	—	—	—	46,449

	$—	$—	$284,905	$21,878	$27,457	$—	$334,240

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,332	$—	$—	$—	$1,332
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,977	—	—	1,977

	$—	$—	$1,332	$1,977	$—	$—	$3,309

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$181,103	$—	$(18,818)	$—	$162,285
Forward foreign currency exchange contracts	—	—	—	2,112	—	—	2,112
Swaps	—	—	(25,753)	—	—	—	(25,753)

	$—	$—	$155,350	$2,112	$(18,818)	$—	$138,644

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$312,155	$—	$28,428	$—	$340,583
Forward foreign currency exchange contracts	—	—	—	19,999	—	—	19,999
Swaps	—	—	46,449	—	—	—	46,449

	$—	$—	$358,604	$19,999	$28,428	$—	$407,031

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,581,735
Average notional value of contracts — short	$99,188
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$127,829
Average amounts sold — in USD	$955,739
Total return swaps:
Average notional value	$407,439

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$2,660	$16,401
Forward foreign currency exchange contracts	21,878	1,977
Swaps — OTC(a)	46,449	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	70,987	18,378

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,660)	(16,401)

Total derivative assets and liabilities subject to an MNA	$68,327	$1,977

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A	$1,015	$(1,015)	$—	$—	$—
Deutsche Bank AG	563	(320)	—	—	243
Goldman Sachs International	3,661	—	—	—	3,661
Morgan Stanley & Co. International PLC	46,449	—	—	—	46,449
Standard Chartered Bank	710	—	—	—	710
State Street Bank and Trust Co	15,929	—	—	—	15,929

	$68,327	$(1,335)	$—	$—	$66,992

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A	$1,657	$(1,015)	$—	$—	$642
Deutsche Bank AG	320	(320)	—	—	—

	$1,977	$(1,335)	$—	$—	$642

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$4,790,910	$—	$—	$4,790,910

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2060 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Fixed-Income Funds	$358,955	$—	$—	$358,955
Money Market Funds	4,589,993	—	—	4,589,993

	$9,739,858	$—	$—	9,739,858

Investments Valued at NAV(a)				19,611,311

				$29,351,169

Derivative Financial Instruments(b)
Assets
Equity Contracts	$238,456	$46,449	$—	$284,905
Foreign Currency Exchange Contracts	—	21,878	—	21,878
Interest Rate Contracts	27,457	—	—	27,457
Liabilities
Equity Contracts	—	(1,332)	—	(1,332)
Foreign Currency Exchange Contracts	—	(1,977)	—	(1,977)

	$265,913	$65,018	$—	$330,931

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock LifePath® Dynamic 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 79.3%
BlackRock Advantage Emerging Markets Fund, Class K	37,598	$360,190
BlackRock Tactical Opportunities Fund, Class K	33,286	442,369
Diversified Equity Master Portfolio	$5,918,999	5,918,999
International Tilts Master Portfolio	$1,659,433	1,659,433
iShares Developed Real Estate Index Fund, Class K	46,877	446,273
iShares MSCI Canada ETF(b)	7,936	291,092
iShares MSCI EAFE ETF	993	74,823
iShares MSCI EAFE Small-Cap ETF	6,237	386,070
iShares Russell 2000 ETF	569	114,204

		9,693,453

Fixed-Income Funds — 1.6%
BlackRock Diversified Fixed Income Fund, Class K	331	3,231
BlackRock High Yield Bond Portfolio, Class K	11,665	82,120
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	859	95,057
iShares TIPS Bond ETF	105	11,286

		191,694

Security	Shares	Value

Money Market Funds — 20.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	394,934	$395,171
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	2,093,201	2,093,201

		2,488,372

Total Investments — 101.3% (Cost: $11,126,841)		12,373,519

Liabilities in Excess of Other Assets — (1.3)%		(158,876)

Net Assets — 100.0%		$12,214,643

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares/ Investment Value Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Advantage Emerging Markets Fund, Class K	$329,216	$7,184		$—		$—	$23,790	$360,190	37,598	$7,184		$—
BlackRock Cash Funds: Institutional, SL Agency Shares	540,955	—		(145,836	)(a)	72	(20)	395,171	394,934	1,680	(b)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	533,437	1,559,764	(a)	—		—	—	2,093,201	2,093,201	46,366		—
BlackRock Diversified Fixed Income Fund	—	3,305		—		—	(74)	3,231	331	93		—
BlackRock High Yield Bond Portfolio, Class K	60,781	17,109		—		—	4,230	82,120	11,665	5,109		—
BlackRock Tactical Opportunities Fund, Class K	300,901	173,882		—		—	(32,414)	442,369	33,286	42,280		—
Diversified Equity Master Portfolio	3,260,123	1,666,761	(a)(c)	—		304,232	687,883	5,918,999	$5,918,999	88,411		—
International Tilts Master Portfolio	783,503	709,660	(a)(c)	—		29,725	136,545	1,659,433	$1,659,433	27,002		—
iShares Developed Real Estate Index Fund, Class K	157,669	330,530		(75,000)		(10,076)	43,150	446,273	46,877	9,704		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	51,028	41,107		—		—	2,922	95,057	859	3,529		—
iShares MSCI Canada ETF	179,655	85,529		—		—	25,908	291,092	7,936	5,755		—
iShares MSCI EAFE ETF	81,919	—		(18,092)		2,882	8,114	74,823	993	2,561		—
iShares MSCI EAFE Small-Cap ETF	205,643	191,713		(45,318)		376	33,656	386,070	6,237	8,601		—
iShares Russell 2000 ETF	60,329	38,448		—		—	15,427	114,204	569	1,099		—
iShares TIPS Bond ETF	—	10,891		—		—	395	11,286	105	92		—
Master Total Return Portfolio(d)	10,043	—		(9,968	)(a)(c)	(1,600)	1,525	—	$—	154		—

						$325,611	$951,037	$12,373,519		$249,620		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Inclusive of income and expense allocated from the Master Portfolio.
(d)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Russell 2000 Index	2	03/15/24	$205	$15,805
Euro Stoxx 50 Index	2	03/15/24	100	(462)
MSCI EAFE Index	5	03/15/24	563	18,861
MSCI Emerging Markets Index	15	03/15/24	775	38,949
S&P 500 Micro E-Mini Index	56	03/15/24	1,350	35,076
U.S. Long Bond	1	03/19/24	125	9,153

				$117,382

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	168,134	USD	113,337	Goldman Sachs International	03/20/24	$1,503
AUD	156,428	USD	104,716	Morgan Stanley & Co. International PLC	03/20/24	2,128
CAD	17,000	USD	12,510	JPMorgan Chase Bank N.A.	03/20/24	334
CAD	19,000	USD	14,089	UBS AG	03/20/24	265
CAD	140,581	USD	104,244	UBS AG	03/20/24	1,963
EUR	26,000	USD	28,620	Morgan Stanley & Co. International PLC	03/20/24	171
EUR	186,422	USD	203,856	Morgan Stanley & Co. International PLC	03/20/24	2,577

						8,941

CAD	17,000	USD	12,888	Morgan Stanley & Co. International PLC	03/20/24	(45)
USD	31,146	CAD	42,000	Bank of America N.A.	03/20/24	(585)
USD	8,753	EUR	8,000	Morgan Stanley & Co. International PLC	03/20/24	(105)

						(735)

						$8,206

OTC Total Return Swaps

										Upfront
Paid by the Fund		Received by the Fund								Premium	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate	Frequency	Reference	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR plus 0.40%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	Morgan Stanley & Co. International PLC	N/A	10/04/24	USD	29	$2,111	$—	$2,111
1-Day SOFR plus 0.45%, 5.38%	Quarterly	Russell 1000 Value Index Total Return (RU10VATR)	Quarterly	JPMorgan Chase Bank N.A.	N/A	10/04/24	USD	171	16,726	—	16,726

									$18,837	$—	$18,837

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$18,837	$—

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$108,691	$—	$9,153	$—	$117,844
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	8,941	—	—	8,941
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	18,837	—	—	—	18,837

	$—	$—	$127,528	$8,941	$9,153	$—	$145,622

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$462	$—	$—	$—	$462
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	735	—	—	735

	$—	$—	$462	$735	$—	$—	$1,197

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$67,717	$—	$(11,022)	$—	$56,695
Forward foreign currency exchange contracts	—	—	—	1,657	—	—	1,657
Swaps	—	—	(1,317)	—	—	—	(1,317)

	$—	$—	$66,400	$1,657	$(11,022)	$—	$57,035

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$140,648	$—	$9,735	$—	$150,383
Forward foreign currency exchange contracts	—	—	—	8,137	—	—	8,137
Swaps	—	—	18,837	—	—	—	18,837

	$—	$—	$159,485	$8,137	$9,735	$—	$177,357

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,940,519
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$47,653
Average amounts sold — in USD	$380,657
Total return swaps:
Average notional value	$164,565

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$1,187	$6,408
Forward foreign currency exchange contracts	8,941	735
Swaps — OTC(a)	18,837	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	28,965	7,143

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,187)	(6,408)

Total derivative assets and liabilities subject to an MNA	$27,778	$735

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Goldman Sachs International	$1,503	$—		$—	$—	$1,503
JPMorgan Chase Bank N.A	17,060	—		—	—	17,060
Morgan Stanley & Co. International PLC	6,987	(150)		—	—	6,837
UBS AG	2,228	—		—	—	2,228

	$27,778	$(150)		$—	$—	$27,628

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A	$585	$—		$—	$—	$585
Morgan Stanley & Co. International PLC	150	(150)		—	—	—

	$735	$(150)		$—	$—	$585

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.

(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,115,021	$—	$—	$2,115,021
Fixed-Income Funds	191,694	—	—	191,694
Money Market Funds	2,488,372	—	—	2,488,372

	$4,795,087	$—	$—	4,795,087

Investments Valued at NAV(a)				7,578,432

				$12,373,519

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock LifePath® Dynamic 2065 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(b)
Assets
Equity Contracts	$108,691	$18,837	$—	$127,528
Foreign Currency Exchange Contracts	—	8,941	—	8,941
Interest Rate Contracts	9,153	—	—	9,153
Liabilities
Equity Contracts	—	(462)	—	(462)
Foreign Currency Exchange Contracts	—	(735)	—	(735)

	$117,844	$26,581	$—	$144,425

(a)

Certain investments of the Fund were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	79

Statements of Assets and Liabilities

December 31, 2023

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$211,292,103	$104,831,747	$283,865,787	$167,103,129
Cash	1,152	15,734	—	—
Cash pledged for futures contracts	1,095,000	774,000	1,516,000	1,390,000
Foreign currency, at value(c)	452,786	217,616	713,856	308,583
Receivables:
Securities lending income — affiliated	487	527	8,455	5,243
Capital shares sold	209,184	217,790	407,253	443,281
Dividends — unaffiliated	—	—	—	85,605
Dividends — affiliated	422,853	198,608	359,272	105,507
Variation margin on futures contracts	20,058	10,069	18,752	12,444
Unrealized appreciation on:
Forward foreign currency exchange contracts	204,152	87,652	273,377	161,392
OTC swaps	399,719	158,641	498,902	272,309

Total assets	214,097,494	106,512,384	287,661,654	169,887,493

LIABILITIES
Cash received as collateral for OTC derivatives	410,000	—	400,000	—
Collateral on securities loaned	—	7,679,430	7,907,781	14,019,426
Payables:
Investments purchased	407,633	144,521	1,443,321	92,908
Administration fees	36,500	7,747	45,523	13,691
Capital shares redeemed	548,167	331,607	507,290	119,879
Investment advisory fees	16,502	8,673	17,434	10,607
Trustees’ and Officer’s fees	1,601	1,392	1,717	1,495
Professional fees	787	194	1,609	218
Service and distribution fees	28,141	7,517	32,957	11,166
Variation margin on futures contracts	99,612	55,327	153,894	98,643
Unrealized depreciation on forward foreign currency exchange contracts	7,288	181	6,221	3,171

Total liabilities	1,556,231	8,236,589	10,517,747	14,371,204

Commitments and contingent liabilities

NET ASSETS	$212,541,263	$98,275,795	$277,143,907	$155,516,289

NET ASSETS CONSIST OF
Paid-in capital	$153,461,910	$98,473,859	$268,569,710	$144,515,769
Accumulated earnings (loss)	59,079,353	(198,064)	8,574,197	11,000,520

NET ASSETS	$212,541,263	$98,275,795	$277,143,907	$155,516,289

(a) Investments, at cost — affiliated	$159,865,713	$97,448,105	$253,069,926	$153,565,923
(b) Securities loaned, at value	$—	$7,504,199	$7,710,587	$13,689,930
(c) Foreign currency, at cost	$457,405	$228,190	$749,604	$321,890

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2023

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

NET ASSET VALUE
Institutional
Net assets	$34,048,299	$7,855,151	$45,101,969	$13,914,120

Shares outstanding	3,587,374	598,639	3,470,181	929,623

Net asset value	$9.49	$13.12	$13.00	$14.97

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$111,979,083	$18,731,860	$132,513,978	$30,565,293

Shares outstanding	14,391,102	1,445,923	10,859,105	2,055,903

Net asset value	$7.78	$12.95	$12.20	$14.87

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C
Net assets	$1,329,574	$1,400,607	$1,972,352	$2,768,069

Shares outstanding	143,719	109,341	157,117	189,878

Net asset value	$9.25	$12.81	$12.55	$14.58

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$59,644,047	$64,494,344	$90,777,218	$102,494,299

Shares outstanding	6,313,171	4,971,262	6,997,967	6,725,764

Net asset value	$9.45	$12.97	$12.97	$15.24

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R
Net assets	$5,540,260	$5,793,833	$6,778,390	$5,774,508

Shares outstanding	594,171	448,805	532,519	389,334

Net asset value	$9.32	$12.91	$12.73	$14.83

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

F I N A N C I A L S T A T E M E N T S	81

Statements of Assets and Liabilities  (continued)

December 31, 2023

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$286,440,590	$138,019,192	$164,389,488	$95,879,260
Cash	—	—	—	4,389
Cash pledged for futures contracts	1,635,000	1,136,000	1,294,000	924,000
Foreign currency, at value(c)	558,371	248,679	356,605	185,977
Receivables:
Securities lending income — affiliated	13,999	5,427	4,709	749
Capital shares sold	613,684	285,511	377,251	582,252
Dividends — affiliated	160,531	83,845	56,028	52,634
Variation margin on futures contracts	22,377	16,084	17,208	13,134
Unrealized appreciation on:
Forward foreign currency exchange contracts	305,428	147,348	184,940	112,329
OTC swaps	473,306	227,267	265,342	162,990

Total assets	290,223,286	140,169,353	166,945,571	97,917,714

LIABILITIES
Cash received as collateral for OTC derivatives	450,000	—	—	—
Collateral on securities loaned	13,418,547	8,971,684	4,381,918	694,082
Payables:
Investments purchased	85,551	11,118	9,595	4,703
Administration fees	46,124	10,603	23,974	7,331
Capital shares redeemed	329,796	369,038	843,635	157,093
Investment advisory fees	12,816	7,783	6,525	4,642
Trustees’ and Officer’s fees	1,719	1,456	1,505	1,399
Professional fees	1,261	169	397	110
Service and distribution fees	32,582	9,161	18,716	6,112
Variation margin on futures contracts	135,251	71,646	85,317	59,753
Unrealized depreciation on forward foreign currency exchange contracts	5,661	2,355	2,871	1,364

Total liabilities	14,519,308	9,455,013	5,374,453	936,589

Commitments and contingent liabilities

NET ASSETS	$275,703,978	$130,714,340	$161,571,118	$96,981,125

NET ASSETS CONSIST OF
Paid-in capital	$223,879,328	$117,227,442	$132,958,131	$87,596,283
Accumulated earnings	51,824,650	13,486,898	28,612,987	9,384,842

NET ASSETS	$275,703,978	$130,714,340	$161,571,118	$96,981,125

(a) Investments, at cost — affiliated	$238,200,613	$124,008,222	$130,664,610	$85,135,903
(b) Securities loaned, at value	$13,082,779	$8,756,161	$4,276,642	$677,175
(c) Foreign currency, at cost	$575,917	$253,889	$363,836	$188,859

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2023

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

NET ASSET VALUE
Institutional
Net assets	$48,905,854	$9,509,484	$20,534,824	$9,061,683

Shares outstanding	2,943,499	567,336	950,332	510,360

Net asset value	$16.61	$16.76	$21.61	$17.76

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A
Net assets	$134,231,945	$25,034,928	$75,361,936	$18,753,788

Shares outstanding	9,421,661	1,500,920	3,511,981	1,064,884

Net asset value	$14.25	$16.68	$21.46	$17.61

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C
Net assets	$2,625,326	$1,357,720	$1,811,807	$1,099,177

Shares outstanding	163,469	83,434	86,553	63,921

Net asset value	$16.06	$16.27	$20.93	$17.20

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K
Net assets	$83,737,900	$87,415,862	$59,474,158	$64,423,029

Shares outstanding	4,991,740	5,134,698	2,734,842	3,560,728

Net asset value	$16.78	$17.02	$21.75	$18.09

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R
Net assets	$6,202,953	$7,396,346	$4,388,393	$3,643,448

Shares outstanding	380,995	446,031	206,022	207,864

Net asset value	$16.28	$16.58	$21.30	$17.53

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

F I N A N C I A L S T A T E M E N T S	83

Statements of Assets and Liabilities  (continued)

December 31, 2023

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$29,351,169	$12,373,519
Cash pledged for futures contracts	250,000	132,000
Foreign currency, at value(c)	37,557	15,668
Receivables:
Securities lending income — affiliated	417	222
Capital shares sold	132,827	107,348
Dividends — affiliated	14,416	7,429
From the Administrator	—	1,066
Variation margin on futures contracts	2,660	1,187
Unrealized appreciation on:
Forward foreign currency exchange contracts	21,878	8,941
OTC swaps	46,449	18,837

Total assets	29,857,373	12,666,217

LIABILITIES
Collateral on securities loaned	924,658	395,097
Payables:
Investments purchased	1,134	517
Administration fees	308	—
Capital shares redeemed	22,341	45,491
Investment advisory fees	1,292	614
Trustees’ and Officer’s fees	1,304	1,311
Professional fees	160	126
Service and distribution fees	1,360	1,275
Variation margin on futures contracts	16,401	6,408
Unrealized depreciation on forward foreign currency exchange contracts	1,977	735

Total liabilities	970,935	451,574

Commitments and contingent liabilities

NET ASSETS	$28,886,438	$12,214,643

NET ASSETS CONSIST OF
Paid-in capital	$26,463,876	$10,944,006
Accumulated earnings	2,422,562	1,270,637

NET ASSETS	$28,886,438	$12,214,643

(a) Investments, at cost — affiliated	$26,312,686	$11,126,841
(b) Securities loaned, at value	$904,199	$386,149
(c) Foreign currency, at cost	$39,358	$16,251

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2023

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

NET ASSET VALUE
Institutional
Net assets	$3,573,370	$1,093,854

Shares outstanding	270,794	91,104

Net asset value	$13.20	$12.01

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor A
Net assets	$2,529,283	$2,502,246

Shares outstanding	192,318	209,016

Net asset value	$13.15	$11.97

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor C
Net assets	$152,557	$774,163

Shares outstanding	11,688	65,030

Net asset value	$13.05	$11.90

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class K
Net assets	$20,630,367	$7,335,193

Shares outstanding	1,559,050	609,982

Net asset value	$13.23	$12.03

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class R
Net assets	$2,000,861	$509,187

Shares outstanding	152,304	42,563

Net asset value	$13.14	$11.96

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statements of Operations

Year Ended December 31, 2023

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

INVESTMENT INCOME
Dividends — affiliated	$5,768,120	$2,662,449	$6,568,952	$2,939,746
Interest — unaffiliated	50,771	25,999	66,523	38,706
Securities lending income — affiliated — net	7,471	4,721	39,971	24,216
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	1,185,094	549,027	2,276,928	1,263,373
Interest — affiliated	911,891	124,794	494,638	276,533
Expenses	(454,156)	(163,092)	(666,746)	(382,339)
Fees waived	264,730	95,328	388,218	227,232

Total investment income	7,733,921	3,299,226	9,168,484	4,387,467

EXPENSES
Investment advisory	610,812	257,411	781,965	385,754
Administration — class specific	462,985	110,446	557,440	166,568
Service and distribution — class specific	322,350	84,446	380,195	120,822
Professional	20,966	20,920	21,000	20,949
Trustees and Officer	7,571	6,667	7,994	7,029
Miscellaneous	309	348	1,386	1,061

Total expenses	1,424,993	480,238	1,749,980	702,183
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(480,469)	(204,795)	(636,720)	(328,072)

Total expenses after fees waived and/or reimbursed	944,524	275,443	1,113,260	374,111

Net investment income	6,789,397	3,023,783	8,055,224	4,013,356

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	600	—	239	—
Investments — affiliated	(4,436,152)	(1,617,314)	(3,802,273)	(944,522)
Forward foreign currency exchange contracts	42,640	(5,033)	35,954	19,608
Foreign currency transactions	26,500	11,147	33,146	16,796
Futures contracts	792,807	95,002	55,506	379,956
Swaps	(226,636)	(63,792)	(282,872)	(134,360)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	26,596,907	(1,193,521)	(2,575,850)	2,941,220

	22,796,666	(2,773,511)	(6,536,150)	2,278,698

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	5,431,250	1,419,017	4,559,132	1,754,407
Forward foreign currency exchange contracts	216,314	94,042	296,266	173,244
Foreign currency translations	(26,114)	(9,812)	(33,025)	(14,571)
Futures contracts	1,771,415	1,187,909	2,472,093	1,944,711
Swaps	399,719	158,641	498,902	272,309
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	(13,232,746)	7,823,160	28,077,239	10,839,826

	(5,440,162)	10,672,957	35,870,607	14,969,926

Net realized and unrealized gain	17,356,504	7,899,446	29,334,457	17,248,624

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,145,901	$10,923,229	$37,389,681	$21,261,980

See notes to financial statements.

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended December 31, 2023

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

INVESTMENT INCOME
Dividends — affiliated	$4,462,112	$1,813,844	$1,892,418	$1,117,708
Interest — unaffiliated	66,017	34,784	39,528	26,601
Securities lending income — affiliated — net	62,795	23,501	19,326	3,962
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	3,010,549	1,371,499	1,991,597	1,055,294
Interest — affiliated	642,188	294,678	429,728	227,390
Expenses	(887,227)	(414,820)	(594,330)	(326,786)
Fees waived	519,945	246,280	351,538	196,064

Total investment income	7,876,379	3,369,766	4,129,805	2,300,233

EXPENSES
Investment advisory	749,812	324,019	424,943	231,489
Administration — class specific	546,885	128,888	285,572	99,582
Service and distribution — class specific	369,446	91,969	208,941	68,338
Professional	20,971	20,911	20,951	20,902
Trustees and Officer	7,966	6,908	7,149	6,637
Miscellaneous	1,135	657	883	390

Total expenses	1,696,215	573,352	948,439	427,338
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(656,322)	(286,845)	(398,881)	(221,661)

Total expenses after fees waived and/or reimbursed	1,039,893	286,507	549,558	205,677

Net investment income	6,836,486	3,083,259	3,580,247	2,094,556

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	134	—	—	—
Investments — affiliated	(932,941)	(106,048)	(47,968)	(67,219)
Forward foreign currency exchange contracts	(5,239)	2,723	(12,537)	4,093
Foreign currency transactions	33,000	14,819	7,978	3,120
Futures contracts	(42,842)	472,567	52,409	455,676
Swaps	(268,360)	(112,589)	(150,446)	(78,361)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	8,578,294	5,084,748	7,603,423	3,757,381

	7,362,046	5,356,220	7,452,859	4,074,690

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	3,110,229	1,090,845	1,501,583	669,566
Forward foreign currency exchange contracts	341,897	161,061	205,782	121,928
Foreign currency translations	(30,186)	(13,371)	(4,071)	(2,357)
Futures contracts	2,532,464	1,528,578	1,931,348	1,212,224
Swaps	473,306	227,267	265,342	162,990
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	23,459,634	9,560,095	13,434,121	7,457,294

	29,887,344	12,554,475	17,334,105	9,621,645

Net realized and unrealized gain	37,249,390	17,910,695	24,786,964	13,696,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,085,876	$20,993,954	$28,367,211	$15,790,891

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	87

Statements of Operations  (continued)

Year Ended December 31, 2023

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$325,204	$132,373
Interest — unaffiliated	7,136	2,935
Securities lending income — affiliated — net	5,355	1,680
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	285,541	105,311
Interest — affiliated	61,385	23,506
Expenses	(90,833)	(34,246)
Fees waived	54,941	20,996

Total investment income	648,729	252,555

EXPENSES
Investment advisory	64,767	25,021
Administration — class specific	23,769	11,474
Professional	20,913	22,220
Service and distribution — class specific	14,482	12,624
Trustees and Officer	6,214	6,154
Miscellaneous	57	87

Total expenses	130,202	77,580
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(81,257)	(48,953)

Total expenses after fees waived and/or reimbursed	48,945	28,627

Net investment income	599,784	223,928

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(2,422)	(6,746)
Forward foreign currency exchange contracts	2,112	1,657
Foreign currency transactions	365	116
Futures contracts	162,285	56,695
Swaps	(25,753)	(1,317)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	928,213	332,357

	1,064,800	382,762

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	234,015	125,084
Forward foreign currency exchange contracts	19,999	8,137
Foreign currency translations	(238)	(124)
Futures contracts	340,583	150,383
Swaps	46,449	18,837
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	2,127,288	825,953

	2,768,096	1,128,270

Net realized and unrealized gain	3,832,896	1,511,032

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,432,680	$1,734,960

See notes to financial statements.

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock LifePath® Dynamic Retirement Fund		BlackRock LifePath® Dynamic 2025 Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,789,397	$4,726,355	$3,023,783	$1,936,474
Net realized gain (loss)	22,796,666	(12,589,045)	(2,773,511)	(6,120,807)
Net change in unrealized appreciation (depreciation)	(5,440,162)	(36,477,996)	10,672,957	(14,018,367)

Net increase (decrease) in net assets resulting from operations	24,145,901	(44,340,686)	10,923,229	(18,202,700)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(2,714,986)	(206,368)	(277,966)	(65,309)
Investor A	(10,461,102)	(810,588)	(640,048)	(137,327)
Investor C	(97,174)	(6,877)	(38,168)	(6,890)
Class K	(4,734,756)	(424,413)	(2,375,436)	(610,968)
Class R	(410,802)	(19,063)	(181,521)	(19,023)
Return of capital
Institutional	—	(255,350)	—	(60,390)
Investor A	—	(831,199)	—	(140,679)
Investor C	—	(4,084)	—	(16,204)
Class K	—	(393,305)	—	(433,153)
Class R	—	(25,646)	—	(24,354)

Decrease in net assets resulting from distributions to shareholders	(18,418,820)	(2,976,893)	(3,513,139)	(1,514,297)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,189,039	(51,828,789)	13,525,912	(21,166,778)

NET ASSETS
Total increase (decrease) in net assets	9,916,120	(99,146,368)	20,936,002	(40,883,775)
Beginning of year	202,625,143	301,771,511	77,339,793	118,223,568

End of year	$212,541,263	$202,625,143	$98,275,795	$77,339,793

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	89

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2030 Fund		BlackRock LifePath® Dynamic 2035 Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,055,224	$5,205,102	$4,013,356	$2,293,922
Net realized gain (loss)	(6,536,150)	(12,321,836)	2,278,698	(8,230,186)
Net change in unrealized appreciation (depreciation)	35,870,607	(46,672,192)	14,969,926	(17,979,811)

Net increase (decrease) in net assets resulting from operations	37,389,681	(53,788,926)	21,261,980	(23,916,075)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(1,409,109)	(611,763)	(429,728)	(131,992)
Investor A	(4,226,073)	(1,961,042)	(849,828)	(325,747)
Investor C	(44,799)	(23,721)	(65,214)	(29,701)
Class K	(2,920,477)	(1,433,504)	(3,103,168)	(1,294,777)
Class R	(188,264)	(60,794)	(155,583)	(37,314)
Return of capital
Institutional	—	(268,428)	—	(64,200)
Investor A	—	(864,267)	—	(152,939)
Investor C	—	(14,610)	—	(19,915)
Class K	—	(539,776)	—	(523,051)
Class R	—	(30,310)	—	(23,213)

Decrease in net assets resulting from distributions to shareholders	(8,788,722)	(5,808,215)	(4,603,521)	(2,602,849)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(3,825,252)	(24,773,859)	27,971,922	(4,274,468)

NET ASSETS
Total increase (decrease) in net assets	24,775,707	(84,371,000)	44,630,381	(30,793,392)
Beginning of year	252,368,200	336,739,200	110,885,908	141,679,300

End of year	$277,143,907	$252,368,200	$155,516,289	$110,885,908

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2040 Fund		BlackRock LifePath® Dynamic 2045 Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,836,486	$4,113,620	$3,083,259	$1,618,270
Net realized gain (loss)	7,362,046	(11,736,854)	5,356,220	(8,917,399)
Net change in unrealized appreciation (depreciation)	29,887,344	(44,539,560)	12,554,475	(14,350,579)

Net increase (decrease) in net assets resulting from operations	44,085,876	(52,162,794)	20,993,954	(21,649,708)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(2,274,950)	(696,904)	(280,785)	(103,812)
Investor A	(7,017,442)	(2,315,942)	(680,953)	(333,280)
Investor C	(102,012)	(24,902)	(30,002)	(27,279)
Class K	(3,917,736)	(1,392,448)	(2,730,146)	(1,526,497)
Class R	(269,855)	(64,050)	(192,716)	(47,361)
Return of capital
Institutional	—	(239,903)	—	(35,370)
Investor A	—	(696,033)	—	(107,552)
Investor C	—	(12,134)	—	(8,536)
Class K	—	(416,429)	—	(415,085)
Class R	—	(25,548)	—	(18,112)

Decrease in net assets resulting from distributions to shareholders	(13,581,995)	(5,884,293)	(3,914,602)	(2,622,884)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,643,970	(12,473,001)	23,929,481	(3,753,664)

NET ASSETS
Total increase (decrease) in net assets	45,147,851	(70,520,088)	41,008,833	(28,026,256)
Beginning of year	230,556,127	301,076,215	89,705,507	117,731,763

End of year	$275,703,978	$230,556,127	$130,714,340	$89,705,507

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	91

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2050 Fund		BlackRock LifePath® Dynamic 2055 Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,580,247	$2,046,326	$2,094,556	$1,043,904
Net realized gain (loss)	7,452,859	(11,700,739)	4,074,690	(7,979,188)
Net change in unrealized appreciation (depreciation)	17,334,105	(23,156,967)	9,621,645	(9,348,323)

Net increase (decrease) in net assets resulting from operations	28,367,211	(32,811,380)	15,790,891	(16,283,607)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(577,168)	(310,442)	(257,365)	(113,199)
Investor A	(2,014,218)	(1,204,334)	(495,352)	(289,899)
Investor C	(37,794)	(25,925)	(23,903)	(17,944)
Class K	(1,751,362)	(1,306,116)	(1,849,834)	(1,055,279)
Class R	(107,442)	(47,333)	(94,033)	(35,746)
Return of capital
Institutional	—	(74,398)	—	(28,424)
Investor A	—	(301,993)	—	(71,726)
Investor C	—	(7,970)	—	(5,766)
Class K	—	(264,606)	—	(220,361)
Class R	—	(13,103)	—	(9,919)

Decrease in net assets resulting from distributions to shareholders	(4,487,984)	(3,556,220)	(2,720,487)	(1,848,263)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,780,467	(6,209,343)	21,779,996	(1,558,934)

NET ASSETS
Total increase (decrease) in net assets	33,659,694	(42,576,943)	34,850,400	(19,690,804)
Beginning of year	127,911,424	170,488,367	62,130,725	81,821,529

End of year	$161,571,118	$127,911,424	$96,981,125	$62,130,725

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2060 Fund		BlackRock LifePath® Dynamic 2065 Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$599,784	$288,022	$223,928	$95,689
Net realized gain (loss)	1,064,800	(2,404,597)	382,762	(595,712)
Net change in unrealized appreciation (depreciation)	2,768,096	(2,005,196)	1,128,270	(825,961)

Net increase (decrease) in net assets resulting from operations	4,432,680	(4,121,771)	1,734,960	(1,325,984)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(91,396)	(18,921)	(25,079)	(10,489)
Investor A	(59,512)	(18,798)	(43,725)	(16,796)
Investor C	(2,866)	(897)	(12,144)	(6,692)
Class K	(551,909)	(289,416)	(167,124)	(83,852)
Class R	(46,174)	(11,288)	(10,859)	(7,188)
Return of capital
Institutional	—	(5,900)	—	(2,890)
Investor A	—	(5,533)	—	(4,146)
Investor C	—	(394)	—	(2,517)
Class K	—	(67,871)	—	(20,485)
Class R	—	(4,320)	—	(2,345)

Decrease in net assets resulting from distributions to shareholders	(751,857)	(423,338)	(258,931)	(157,400)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	9,176,607	262,345	4,614,538	1,010,700

NET ASSETS
Total increase (decrease) in net assets	12,857,430	(4,282,764)	6,090,567	(472,684)
Beginning of year	16,029,008	20,311,772	6,124,076	6,596,760

End of year	$28,886,438	$16,029,008	$12,214,643	$6,124,076

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	93

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.17		$10.89		$11.68		$11.04		$9.69

Net investment income(a)	0.33		0.20		0.16		0.19		0.28
Net realized and unrealized gain (loss)	0.78		(1.81)		0.63		1.20		1.35

Net increase (decrease) from investment operations	1.11		(1.61)		0.79		1.39		1.63

Distributions(b)
From net investment income	(0.36)		(0.01)		(0.43)		(0.22)		(0.19)
From net realized gain	(0.43)		(0.04)		(1.15)		(0.53)		(0.09)
Return of capital	—		(0.06)		—		—		—

Total distributions	(0.79)		(0.11)		(1.58)		(0.75)		(0.28)

Net asset value, end of year	$9.49		$9.17		$10.89		$11.68		$11.04

Total Return(c)
Based on net asset value	12.27%		(14.85)%		6.88%		12.82%		16.91%

Ratios to Average Net Assets(d)
Total expenses	0.70%		0.72%		0.77%		0.73%		0.57%

Total expenses after fees waived and/or reimbursed	0.46%		0.51%		0.55%		0.56%		0.55%

Net investment income	3.40%		2.03%		1.34%		1.68%		2.61%

Supplemental Data
Net assets, end of year (000)	$34,048		$36,438		$49,943		$59,201		$99,249

Portfolio turnover rate	53	%(e)	7	%(e)	2	%(e)	43	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$7.65		$9.12		$10.03		$9.58		$8.45

Net investment income(a)	0.25		0.14		0.11		0.13		0.23
Net realized and unrealized gain (loss)	0.66		(1.51)		0.54		1.05		1.16

Net increase (decrease) from investment operations	0.91		(1.37)		0.65		1.18		1.39

Distributions(b)
From net investment income	(0.35)		(0.01)		(0.40)		(0.20)		(0.17)
From net realized gain	(0.43)		(0.04)		(1.16)		(0.53)		(0.09)
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.78)		(0.10)		(1.56)		(0.73)		(0.26)

Net asset value, end of year	$7.78		$7.65		$9.12		$10.03		$9.58

Total Return(c)
Based on net asset value	12.00%		(15.08)%		6.61%		12.56%		16.56%

Ratios to Average Net Assets(d)
Total expenses	0.95%		0.97%		1.02%		0.98%		0.82%

Total expenses after fees waived and/or reimbursed	0.71%		0.76%		0.80%		0.81%		0.80%

Net investment income	3.15%		1.77%		1.09%		1.40%		2.43%

Supplemental Data
Net assets, end of year (000)	$111,979		$116,173		$164,481		$190,948		$234,757

Portfolio turnover rate	53	%(e)	7	%(e)	2	%(e)	43	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$8.95		$10.69		$11.50		$10.87		$9.57

Net investment income(a)	0.22		0.10		0.04		0.06		0.18
Net realized and unrealized gain (loss)	0.78		(1.78)		0.63		1.20		1.30

Net increase (decrease) from investment operations	1.00		(1.68)		0.67		1.26		1.48

Distributions(b)
From net investment income	(0.27)		—		(0.33)		(0.10)		(0.09)
From net realized gain	(0.43)		(0.04)		(1.15)		(0.53)		(0.09)
Return of capital	—		(0.02)		—		—		—

Total distributions	(0.70)		(0.06)		(1.48)		(0.63)		(0.18)

Net asset value, end of year	$9.25		$8.95		$10.69		$11.50		$10.87

Total Return(c)
Based on net asset value	11.22%		(15.75)%		5.83%		11.72%		15.54%

Ratios to Average Net Assets(d)
Total expenses	1.70%		1.72%		1.77%		1.73%		1.62%

Total expenses after fees waived and/or reimbursed	1.46%		1.51%		1.55%		1.57%		1.60%

Net investment income	2.35%		1.02%		0.35%		0.55%		1.66%

Supplemental Data
Net assets, end of year (000)	$1,330		$1,585		$2,249		$2,303		$3,846

Portfolio turnover rate	53	%(e)	7	%(e)	2	%(e)	43	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.13		$10.83		$11.63		$10.99		$9.65

Net investment income(a)	0.36		0.21		0.19		0.21		0.32
Net realized and unrealized gain (loss)	0.78		(1.79)		0.63		1.21		1.32

Net increase (decrease) from investment operations	1.14		(1.58)		0.82		1.42		1.64

Distributions(b)
From net investment income	(0.39)		(0.02)		(0.47)		(0.25)		(0.21)
From net realized gain	(0.43)		(0.04)		(1.15)		(0.53)		(0.09)
Return of capital	—		(0.06)		—		—		—

Total distributions	(0.82)		(0.12)		(1.62)		(0.78)		(0.30)

Net asset value, end of year	$9.45		$9.13		$10.83		$11.63		$10.99

Total Return(c)
Based on net asset value	12.61%		(14.64)%		7.11%		13.17%		17.07%

Ratios to Average Net Assets(d)
Total expenses	0.45%		0.47%		0.52%		0.50%		0.37%

Total expenses after fees waived and/or reimbursed	0.21%		0.26%		0.30%		0.32%		0.35%

Net investment income	3.78%		2.17%		1.61%		1.88%		2.99%

Supplemental Data
Net assets, end of year (000)	$59,644		$43,138		$78,916		$74,809		$64,913

Portfolio turnover rate	53	%(e)	7	%(e)	2	%(e)	43	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.02		$10.74		$11.54		$10.91		$9.60

Net investment income(a)	0.28		0.16		0.11		0.14		0.23
Net realized and unrealized gain (loss)	0.77		(1.79)		0.62		1.19		1.32

Net increase (decrease) from investment operations	1.05		(1.63)		0.73		1.33		1.55

Distributions(b)
From net investment income	(0.32)		—		(0.38)		(0.17)		(0.15)
From net realized gain	(0.43)		(0.04)		(1.15)		(0.53)		(0.09)
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.75)		(0.09)		(1.53)		(0.70)		(0.24)

Net asset value, end of year	$9.32		$9.02		$10.74		$11.54		$10.91

Total Return(c)
Based on net asset value	11.76%		(15.25)%		6.41%		12.41%		16.24%

Ratios to Average Net Assets(d)
Total expenses	1.15%		1.17%		1.22%		1.19%		1.02%

Total expenses after fees waived and/or reimbursed	0.91%		0.95%		1.00%		1.01%		1.00%

Net investment income	2.99%		1.66%		0.91%		1.29%		2.19%

Supplemental Data
Net assets, end of year (000)	$5,540		$5,292		$6,183		$6,360		$5,291

Portfolio turnover rate	53	%(e)	7	%(e)	2	%(e)	43	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$12.05		$14.43		$14.72		$13.42		$11.81

Net investment income(a)	0.44		0.24		0.20		0.22		0.30
Net realized and unrealized gain (loss)	1.12		(2.44)		1.08		1.47		1.99

Net increase (decrease) from investment operations	1.56		(2.20)		1.28		1.69		2.29

Distributions(b)
From net investment income	(0.49)		(0.05)		(0.58)		(0.26)		(0.27)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.49)		(0.18)		(1.57)		(0.39)		(0.68)

Net asset value, end of year	$13.12		$12.05		$14.43		$14.72		$13.42

Total Return(c)
Based on net asset value	13.07%		(15.28)%		8.82%		12.87%		19.46%

Ratios to Average Net Assets(d)
Total expenses	0.70%		0.75%		0.80%		0.78%		0.57%

Total expenses after fees waived and/or reimbursed	0.46%		0.50%		0.54%		0.55%		0.55%

Net investment income	3.45%		1.87%		1.29%		1.65%		2.32%

Supplemental Data
Net assets, end of year (000)	$7,855		$6,563		$11,872		$10,690		$2,908

Portfolio turnover rate	49	%(e)	15	%(e)	6	%(e)	45	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	99

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.90		$14.28		$14.58		$13.29		$11.70

Net investment income(a)	0.39		0.21		0.15		0.18		0.26
Net realized and unrealized gain (loss)	1.12		(2.43)		1.08		1.46		1.98

Net increase (decrease) from investment operations	1.51		(2.22)		1.23		1.64		2.24

Distributions(b)
From net investment income	(0.46)		(0.03)		(0.54)		(0.22)		(0.24)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.46)		(0.16)		(1.53)		(0.35)		(0.65)

Net asset value, end of year	$12.95		$11.90		$14.28		$14.58		$13.29

Total Return(c)
Based on net asset value	12.79%		(15.54)%		8.56%		12.60%		19.16%

Ratios to Average Net Assets(d)
Total expenses	0.95%		1.00%		1.05%		1.01%		0.82%

Total expenses after fees waived and/or reimbursed	0.71%		0.75%		0.79%		0.80%		0.80%

Net investment income	3.14%		1.71%		1.02%		1.34%		1.97%

Supplemental Data
Net assets, end of year (000)	$18,732		$18,335		$23,788		$24,518		$23,298

Portfolio turnover rate	49	%(e)	15	%(e)	6	%(e)	45	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.76		$14.16		$14.49		$13.20		$11.63

Net investment income(a)	0.28		0.12		0.04		0.06		0.16
Net realized and unrealized gain (loss)	1.12		(2.40)		1.07		1.47		1.96

Net increase (decrease) from investment operations	1.40		(2.28)		1.11		1.53		2.12

Distributions(b)
From net investment income	(0.35)		—		(0.45)		(0.11)		(0.14)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)
Return of capital	—		(0.08)		—		—		—

Total distributions	(0.35)		(0.12)		(1.44)		(0.24)		(0.55)

Net asset value, end of year	$12.81		$11.76		$14.16		$14.49		$13.20

Total Return(c)
Based on net asset value	11.98%		(16.12)%		7.70%		11.76%		18.25%

Ratios to Average Net Assets(d)
Total expenses	1.71%		1.75%		1.80%		1.77%		1.62%

Total expenses after fees waived and/or reimbursed	1.47%		1.50%		1.54%		1.56%		1.60%

Net investment income	2.25%		0.97%		0.28%		0.49%		1.25%

Supplemental Data
Net assets, end of year (000)	$1,401		$2,170		$2,763		$2,610		$3,416

Portfolio turnover rate	49	%(e)	15	%(e)	6	%(e)	45	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.92		$14.26		$14.57		$13.28		$11.69

Net investment income(a)	0.47		0.27		0.23		0.24		0.34
Net realized and unrealized gain (loss)	1.10		(2.42)		1.07		1.47		1.96

Net increase (decrease) from investment operations	1.57		(2.15)		1.30		1.71		2.30

Distributions(b)
From net investment income	(0.52)		(0.06)		(0.62)		(0.29)		(0.30)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.52)		(0.19)		(1.61)		(0.42)		(0.71)

Net asset value, end of year	$12.97		$11.92		$14.26		$14.57		$13.28

Total Return(c)
Based on net asset value	13.33%		(15.06)%		9.05%		13.17%		19.72%

Ratios to Average Net Assets(d)
Total expenses	0.45%		0.50%		0.55%		0.52%		0.37%

Total expenses after fees waived and/or reimbursed	0.21%		0.25%		0.29%		0.31%		0.35%

Net investment income	3.74%		2.12%		1.55%		1.84%		2.62%

Supplemental Data
Net assets, end of year (000)	$64,494		$46,518		$75,927		$59,727		$34,027

Portfolio turnover rate	49	%(e)	15	%(e)	6	%(e)	45	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.87		$14.25		$14.56		$13.26		$11.68

Net investment income(a)	0.38		0.20		0.13		0.14		0.24
Net realized and unrealized gain (loss)	1.10		(2.43)		1.07		1.48		1.97

Net increase (decrease) from investment operations	1.48		(2.23)		1.20		1.62		2.21

Distributions(b)
From net investment income	(0.44)		(0.02)		(0.52)		(0.19)		(0.22)
From net realized gain	—		(0.04)		(0.99)		(0.13)		(0.41)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.44)		(0.15)		(1.51)		(0.32)		(0.63)

Net asset value, end of year	$12.91		$11.87		$14.25		$14.56		$13.26

Total Return(c)
Based on net asset value	12.56%		(15.65)%		8.30%		12.44%		18.91%

Ratios to Average Net Assets(d)
Total expenses	1.15%		1.20%		1.25%		1.20%		1.02%

Total expenses after fees waived and/or reimbursed	0.91%		0.95%		0.99%		1.00%		1.00%

Net investment income	3.04%		1.59%		0.85%		1.05%		1.82%

Supplemental Data
Net assets, end of year (000)	$5,794		$3,754		$3,875		$3,559		$5,479

Portfolio turnover rate	49	%(e)	15	%(e)	6	%(e)	45	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.64		$14.10		$14.80		$13.65		$11.90

Net investment income(a)	0.39		0.23		0.19		0.20		0.29
Net realized and unrealized gain (loss)	1.38		(2.46)		1.48		1.52		2.32

Net increase (decrease) from investment operations	1.77		(2.23)		1.67		1.72		2.61

Distributions(b)
From net investment income	(0.41)		(0.10)		(0.75)		(0.23)		(0.30)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.41)		(0.23)		(2.37)		(0.57)		(0.86)

Net asset value, end of year	$13.00		$11.64		$14.10		$14.80		$13.65

Total Return(c)
Based on net asset value	15.38%		(15.83)%		11.46%		13.05%		22.07%

Ratios to Average Net Assets(d)
Total expenses	0.71%		0.74%		0.79%		0.75%		0.56%

Total expenses after fees waived and/or reimbursed	0.46%		0.49%		0.53%		0.54%		0.55%

Net investment income	3.16%		1.88%		1.25%		1.51%		2.18%

Supplemental Data
Net assets, end of year (000)	$45,102		$40,746		$55,606		$58,905		$73,530

Portfolio turnover rate	33	%(e)	11	%(e)	5	%(e)	38	%(f)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$10.96		$13.30		$14.09		$13.02		$11.39

Net investment income(a)	0.33		0.19		0.15		0.16		0.24
Net realized and unrealized gain (loss)	1.29		(2.31)		1.40		1.45		2.22

Net increase (decrease) from investment operations	1.62		(2.12)		1.55		1.61		2.46

Distributions(b)
From net investment income	(0.38)		(0.09)		(0.72)		(0.20)		(0.27)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.38)		(0.22)		(2.34)		(0.54)		(0.83)

Net asset value, end of year	$12.20		$10.96		$13.30		$14.09		$13.02

Total Return(c)
Based on net asset value	14.97%		(15.98)%		11.13%		12.79%		21.72%

Ratios to Average Net Assets(d)
Total expenses	0.96%		0.99%		1.04%		1.00%		0.81%

Total expenses after fees waived and/or reimbursed	0.71%		0.74%		0.78%		0.79%		0.80%

Net investment income	2.88%		1.64%		1.00%		1.24%		1.89%

Supplemental Data
Net assets, end of year (000)	$132,514		$133,740		$172,296		$183,497		$212,100

Portfolio turnover rate	33	%(e)	11	%(e)	5	%(e)	38	%(f)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.26		$13.71		$14.47		$13.34		$11.65

Net investment income(a)	0.25		0.11		0.04		0.06		0.14
Net realized and unrealized gain (loss)	1.33		(2.38)		1.43		1.50		2.27

Net increase (decrease) from investment operations	1.58		(2.27)		1.47		1.56		2.41

Distributions(b)
From net investment income	(0.29)		(0.05)		(0.61)		(0.09)		(0.16)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.29)		(0.18)		(2.23)		(0.43)		(0.72)

Net asset value, end of year	$12.55		$11.26		$13.71		$14.47		$13.34

Total Return(c)
Based on net asset value	14.10%		(16.62)%		10.29%		12.00%		20.76%

Ratios to Average Net Assets(d)
Total expenses	1.71%		1.74%		1.79%		1.76%		1.61%

Total expenses after fees waived and/or reimbursed	1.46%		1.49%		1.53%		1.55%		1.60%

Net investment income	2.07%		0.91%		0.23%		0.44%		1.08%

Supplemental Data
Net assets, end of year (000)	$1,972		$2,359		$2,698		$2,925		$3,746

Portfolio turnover rate	33	%(e)	11	%(e)	5	%(e)	38	%(f)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.62		$14.06		$14.77		$13.62		$11.88

Net investment income(a)	0.43		0.25		0.24		0.23		0.34
Net realized and unrealized gain (loss)	1.36		(2.44)		1.46		1.52		2.29

Net increase (decrease) from investment operations	1.79		(2.19)		1.70		1.75		2.63

Distributions(b)
From net investment income	(0.44)		(0.12)		(0.79)		(0.26)		(0.33)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.44)		(0.25)		(2.41)		(0.60)		(0.89)

Net asset value, end of year	$12.97		$11.62		$14.06		$14.77		$13.62

Total Return(c)
Based on net asset value	15.61%		(15.63)%		11.70%		13.36%		22.27%

Ratios to Average Net Assets(d)
Total expenses	0.46%		0.49%		0.54%		0.51%		0.36%

Total expenses after fees waived and/or reimbursed	0.21%		0.24%		0.28%		0.30%		0.36%

Net investment income	3.46%		2.08%		1.54%		1.73%		2.52%

Supplemental Data
Net assets, end of year (000)	$90,777		$70,367		$100,750		$77,510		$56,168

Portfolio turnover rate	33	%(e)	11	%(e)	5	%(e)	38	%(f)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.41		$13.86		$14.59		$13.46		$11.76

Net investment income(a)	0.33		0.18		0.13		0.14		0.24
Net realized and unrealized gain (loss)	1.35		(2.42)		1.45		1.50		2.27

Net increase (decrease) from investment operations	1.68		(2.24)		1.58		1.64		2.51

Distributions(b)
From net investment income	(0.36)		(0.08)		(0.69)		(0.17)		(0.25)
From net realized gain	—		(0.06)		(1.62)		(0.34)		(0.56)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.36)		(0.21)		(2.31)		(0.51)		(0.81)

Net asset value, end of year	$12.73		$11.41		$13.86		$14.59		$13.46

Total Return(c)
Based on net asset value	14.85%		(16.21)%		10.93%		12.58%		21.44%

Ratios to Average Net Assets(d)
Total expenses	1.16%		1.19%		1.24%		1.20%		1.01%

Total expenses after fees waived and/or reimbursed	0.91%		0.94%		0.98%		0.99%		1.01%

Net investment income	2.75%		1.50%		0.84%		1.10%		1.78%

Supplemental Data
Net assets, end of year (000)	$6,778		$5,157		$5,389		$4,434		$4,646

Portfolio turnover rate	33	%(e)	11	%(e)	5	%(e)	38	%(f)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$13.19		$16.13		$15.92		$14.34		$12.21

Net investment income(a)	0.43		0.25		0.20		0.22		0.30
Net realized and unrealized gain (loss)	1.83		(2.91)		1.97		1.71		2.58

Net increase (decrease) from investment operations	2.26		(2.66)		2.17		1.93		2.88

Distributions(b)
From net investment income	(0.48)		(0.10)		(0.85)		(0.23)		(0.30)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.48)		(0.28)		(1.96)		(0.35)		(0.75)

Net asset value, end of year	$14.97		$13.19		$16.13		$15.92		$14.34

Total Return(c)
Based on net asset value	17.25%		(16.56)%		13.76%		13.82%		23.66%

Ratios to Average Net Assets(d)
Total expenses	0.73%		0.76%		0.82%		0.80%		0.57%

Total expenses after fees waived and/or reimbursed	0.48%		0.48%		0.52%		0.54%		0.55%

Net investment income	3.04%		1.80%		1.19%		1.55%		2.20%

Supplemental Data
Net assets, end of year (000)	$13,914		$10,486		$12,898		$11,677		$4,004

Portfolio turnover rate	19	%(e)	14	%(e)	3	%(e)	29	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$13.10		$16.05		$15.85		$14.27		$12.15

Net investment income(a)	0.39		0.22		0.16		0.16		0.25
Net realized and unrealized gain (loss)	1.82		(2.91)		1.96		1.73		2.58

Net increase (decrease) from investment operations	2.21		(2.69)		2.12		1.89		2.83

Distributions(b)
From net investment income	(0.44)		(0.08)		(0.81)		(0.19)		(0.26)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.44)		(0.26)		(1.92)		(0.31)		(0.71)

Net asset value, end of year	$14.87		$13.10		$16.05		$15.85		$14.27

Total Return(c)
Based on net asset value	17.00%		(16.79)%		13.46%		13.55%		23.37%

Ratios to Average Net Assets(d)
Total expenses	0.99%		1.01%		1.07%		1.03%		0.82%

Total expenses after fees waived and/or reimbursed	0.73%		0.73%		0.77%		0.79%		0.80%

Net investment income	2.77%		1.57%		0.93%		1.18%		1.85%

Supplemental Data
Net assets, end of year (000)	$30,565		$24,670		$26,304		$28,189		$28,656

Portfolio turnover rate	19	%(e)	14	%(e)	3	%(e)	29	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$12.85		$15.80		$15.67		$14.11		$12.02

Net investment income(a)	0.27		0.11		0.03		0.06		0.14
Net realized and unrealized gain (loss)	1.79		(2.85)		1.93		1.70		2.56

Net increase (decrease) from investment operations	2.06		(2.74)		1.96		1.76		2.70

Distributions(b)
From net investment income	(0.33)		(0.03)		(0.72)		(0.08)		(0.16)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.33)		(0.21)		(1.83)		(0.20)		(0.61)

Net asset value, end of year	$14.58		$12.85		$15.80		$15.67		$14.11

Total Return(c)
Based on net asset value	16.12%		(17.38)%		12.56%		12.68%		22.43%

Ratios to Average Net Assets(d)
Total expenses	1.74%		1.76%		1.82%		1.79%		1.62%

Total expenses after fees waived and/or reimbursed	1.49%		1.48%		1.52%		1.55%		1.60%

Net investment income	1.95%		0.80%		0.20%		0.42%		1.07%

Supplemental Data
Net assets, end of year (000)	$2,768		$3,066		$3,637		$3,123		$3,173

Portfolio turnover rate	19	%(e)	14	%(e)	3	%(e)	29	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$13.42		$16.38		$16.15		$14.53		$12.36

Net investment income(a)	0.48		0.28		0.25		0.25		0.37
Net realized and unrealized gain (loss)	1.85		(2.94)		1.99		1.74		2.58

Net increase (decrease) from investment operations	2.33		(2.66)		2.24		1.99		2.95

Distributions(b)
From net investment income	(0.51)		(0.12)		(0.90)		(0.25)		(0.33)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.51)		(0.30)		(2.01)		(0.37)		(0.78)

Net asset value, end of year	$15.24		$13.42		$16.38		$16.15		$14.53

Total Return(c)
Based on net asset value	17.53%		(16.32)%		13.96%		14.14%		23.92%

Ratios to Average Net Assets(d)
Total expenses	0.48%		0.51%		0.57%		0.54%		0.36%

Total expenses after fees waived and/or reimbursed	0.23%		0.23%		0.27%		0.30%		0.35%

Net investment income	3.32%		1.97%		1.47%		1.77%		2.63%

Supplemental Data
Net assets, end of year (000)	$102,494		$68,520		$95,154		$67,968		$27,720

Portfolio turnover rate	19	%(e)	14	%(e)	3	%(e)	29	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$13.08		$16.03		$15.85		$14.26		$12.15

Net investment income(a)	0.36		0.19		0.13		0.13		0.24
Net realized and unrealized gain (loss)	1.81		(2.89)		1.95		1.73		2.57

Net increase (decrease) from investment operations	2.17		(2.70)		2.08		1.86		2.81

Distributions(b)
From net investment income	(0.42)		(0.07)		(0.79)		(0.15)		(0.25)
From net realized gain	—		(0.09)		(1.11)		(0.12)		(0.45)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.42)		(0.25)		(1.90)		(0.27)		(0.70)

Net asset value, end of year	$14.83		$13.08		$16.03		$15.85		$14.26

Total Return(c)
Based on net asset value	16.69%		(16.91)%		13.19%		13.33%		23.15%

Ratios to Average Net Assets(d)
Total expenses	1.18%		1.21%		1.27%		1.21%		1.02%

Total expenses after fees waived and/or reimbursed	0.93%		0.93%		0.97%		0.99%		1.00%

Net investment income	2.60%		1.40%		0.77%		0.91%		1.71%

Supplemental Data
Net assets, end of year (000)	$5,775		$4,143		$3,687		$2,620		$5,541

Portfolio turnover rate	19	%(e)	14	%(e)	3	%(e)	29	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.63		$18.02		$18.74		$17.22		$14.62

Net investment income(a)	0.44		0.26		0.23		0.23		0.35
Net realized and unrealized gain (loss)	2.34		(3.33)		2.73		2.09		3.39

Net increase (decrease) from investment operations	2.78		(3.07)		2.96		2.32		3.74

Distributions(b)
From net investment income	(0.56)		(0.13)		(1.29)		(0.24)		(0.37)
From net realized gain	(0.24)		(0.11)		(2.39)		(0.56)		(0.77)
Return of capital	—		(0.08)		—		—		—

Total distributions	(0.80)		(0.32)		(3.68)		(0.80)		(1.14)

Net asset value, end of year	$16.61		$14.63		$18.02		$18.74		$17.22

Total Return(c)
Based on net asset value	19.15%		(17.09)%		16.04%		13.98%		25.72%

Ratios to Average Net Assets(d)
Total expenses	0.75%		0.76%		0.81%		0.77%		0.55%

Total expenses after fees waived and/or reimbursed	0.49%		0.47%		0.52%		0.53%		0.55%

Net investment income	2.81%		1.67%		1.13%		1.41%		2.10%

Supplemental Data
Net assets, end of year (000)	$48,906		$41,098		$54,509		$59,328		$60,508

Portfolio turnover rate	11	%(e)	13	%(e)	6	%(e)	39	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

114	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$12.65		$15.66		$16.71		$15.44		$13.22

Net investment income(a)	0.35		0.19		0.16		0.17		0.27
Net realized and unrealized gain (loss)	2.02		(2.89)		2.45		1.87		3.06

Net increase (decrease) from investment operations	2.37		(2.70)		2.61		2.04		3.33

Distributions(b)
From net investment income	(0.53)		(0.13)		(1.26)		(0.21)		(0.34)
From net realized gain	(0.24)		(0.11)		(2.40)		(0.56)		(0.77)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.77)		(0.31)		(3.66)		(0.77)		(1.11)

Net asset value, end of year	$14.25		$12.65		$15.66		$16.71		$15.44

Total Return(c)
Based on net asset value	18.90%		(17.32)%		15.84%		13.72%		25.29%

Ratios to Average Net Assets(d)
Total expenses	1.00%		1.01%		1.06%		1.02%		0.80%

Total expenses after fees waived and/or reimbursed	0.74%		0.72%		0.77%		0.78%		0.80%

Net investment income	2.54%		1.43%		0.89%		1.14%		1.81%

Supplemental Data
Net assets, end of year (000)	$134,232		$121,680		$153,955		$157,613		$173,103

Portfolio turnover rate	11	%(e)	13	%(e)	6	%(e)	39	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.17		$17.56		$18.38		$16.89		$14.37

Net investment income(a)	0.28		0.11		0.03		0.05		0.17
Net realized and unrealized gain (loss)	2.26		(3.25)		2.69		2.06		3.32

Net increase (decrease) from investment operations	2.54		(3.14)		2.72		2.11		3.49

Distributions(b)
From net investment income	(0.41)		(0.06)		(1.15)		(0.06)		(0.20)
From net realized gain	(0.24)		(0.11)		(2.39)		(0.56)		(0.77)
Return of capital	—		(0.08)		—		—		—

Total distributions	(0.65)		(0.25)		(3.54)		(0.62)		(0.97)

Net asset value, end of year	$16.06		$14.17		$17.56		$18.38		$16.89

Total Return(c)
Based on net asset value	18.00%		(17.94)%		14.97%		12.80%		24.35%

Ratios to Average Net Assets(d)

Total expenses	1.75%		1.76%		1.81%		1.77%		1.60%

Total expenses after fees waived and/or reimbursed	1.49%		1.47%		1.52%		1.55%		1.60%

Net investment income	1.82%		0.71%		0.15%		0.32%		1.05%

Supplemental Data
Net assets, end of year (000)	$2,625		$2,210		$2,486		$2,325		$3,276

Portfolio turnover rate	11	%(e)	13	%(e)	6	%(e)	39	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

116	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.76		$18.16		$18.85		$17.32		$14.70

Net investment income(a)	0.49		0.29		0.29		0.26		0.41
Net realized and unrealized gain (loss)	2.37		(3.35)		2.75		2.11		3.38

Net increase (decrease) from investment operations	2.86		(3.06)		3.04		2.37		3.79

Distributions(b)
From net investment income	(0.60)		(0.15)		(1.34)		(0.28)		(0.40)
From net realized gain	(0.24)		(0.11)		(2.39)		(0.56)		(0.77)
Return of capital	—		(0.08)		—		—		—

Total distributions	(0.84)		(0.34)		(3.73)		(0.84)		(1.17)

Net asset value, end of year	$16.78		$14.76		$18.16		$18.85		$17.32

Total Return(c)
Based on net asset value	19.55%		(16.90)%		16.38%		14.23%		25.96%

Ratios to Average Net Assets(d)

Total expenses	0.50%		0.51%		0.56%		0.53%		0.35%

Total expenses after fees waived and/or reimbursed	0.24%		0.22%		0.27%		0.29%		0.35%

Net investment income	3.10%		1.87%		1.44%		1.58%		2.42%

Supplemental Data
Net assets, end of year (000)	$83,738		$60,687		$85,150		$57,407		$47,987

Portfolio turnover rate	11	%(e)	13	%(e)	6	%(e)	39	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.35		$17.73		$18.51		$17.02		$14.48

Net investment income(a)	0.37		0.19		0.14		0.16		0.28
Net realized and unrealized gain (loss)	2.29		(3.28)		2.70		2.06		3.34

Net increase (decrease) from investment operations	2.66		(3.09)		2.84		2.22		3.62

Distributions(b)
From net investment income	(0.49)		(0.10)		(1.23)		(0.17)		(0.31)
From net realized gain	(0.24)		(0.11)		(2.39)		(0.56)		(0.77)
Return of capital	—		(0.08)		—		—		—

Total distributions	(0.73)		(0.29)		(3.62)		(0.73)		(1.08)

Net asset value, end of year	$16.28		$14.35		$17.73		$18.51		$17.02

Total Return(c)
Based on net asset value	18.68%		(17.48)%		15.55%		13.45%		25.10%

Ratios to Average Net Assets(d)

Total expenses	1.20%		1.21%		1.26%		1.21%		1.01%

Total expenses after fees waived and/or reimbursed	0.94%		0.92%		0.97%		0.98%		1.00%

Net investment income	2.39%		1.28%		0.72%		0.96%		1.70%

Supplemental Data
Net assets, end of year (000)	$6,203		$4,880		$4,977		$3,946		$4,005

Portfolio turnover rate	11	%(e)	13	%(e)	6	%(e)	39	%(f)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

118	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.31		$17.81		$17.06		$15.31		$12.75

Net investment income(a)	0.43		0.23		0.20		0.21		0.31
Net realized and unrealized gain (loss)	2.55		(3.36)		2.79		1.91		3.04

Net increase (decrease) from investment operations	2.98		(3.13)		2.99		2.12		3.35

Distributions(b)
From net investment income	(0.53)		(0.13)		(1.16)		(0.22)		(0.31)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.53)		(0.37)		(2.24)		(0.37)		(0.79)

Net asset value, end of year	$16.76		$14.31		$17.81		$17.06		$15.31

Total Return(c)
Based on net asset value	20.98%		(17.68)%		17.61%		14.31%		26.38%

Ratios to Average Net Assets(d)

Total expenses	0.77%		0.78%		0.84%		0.82%		0.58%

Total expenses after fees waived and/or reimbursed	0.50%		0.47%		0.51%		0.53%		0.56%

Net investment income	2.78%		1.49%		1.07%		1.43%		2.13%

Supplemental Data
Net assets, end of year (000)	$9,509		$6,317		$8,641		$7,491		$4,656

Portfolio turnover rate	2	%(e)	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.24		$17.75		$17.02		$15.27		$12.72

Net investment income(a)	0.39		0.19		0.16		0.16		0.26
Net realized and unrealized gain (loss)	2.54		(3.35)		2.77		1.92		3.05

Net increase (decrease) from investment operations	2.93		(3.16)		2.93		2.08		3.31

Distributions(b)
From net investment income	(0.49)		(0.12)		(1.12)		(0.18)		(0.28)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)
Return of capital	—		(0.08)		—		—		—

Total distributions	(0.49)		(0.35)		(2.20)		(0.33)		(0.76)

Net asset value, end of year	$16.68		$14.24		$17.75		$17.02		$15.27

Total Return(c)
Based on net asset value	20.72%		(17.89)%		17.33%		14.03%		26.05%

Ratios to Average Net Assets(d)

Total expenses	1.02%		1.03%		1.09%		1.05%		0.84%

Total expenses after fees waived and/or reimbursed	0.76%		0.72%		0.76%		0.79%		0.81%

Net investment income	2.51%		1.23%		0.84%		1.12%		1.82%

Supplemental Data
Net assets, end of year (000)	$25,035		$17,896		$21,856		$17,996		$18,811

Portfolio turnover rate	2	%(e)	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

120	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$13.90		$17.42		$16.78		$15.04		$12.54

Net investment income(a)	0.26		0.07		0.02		0.04		0.15
Net realized and unrealized gain (loss)	2.48		(3.28)		2.72		1.90		2.99

Net increase (decrease) from investment operations	2.74		(3.21)		2.74		1.94		3.14

Distributions(b)
From net investment income	(0.37)		(0.08)		(1.02)		(0.05)		(0.16)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)
Return of capital	—		(0.08)		—		—		—

Total distributions	(0.37)		(0.31)		(2.10)		(0.20)		(0.64)

Net asset value, end of year	$16.27		$13.90		$17.42		$16.78		$15.04

Total Return(c)
Based on net asset value	19.81%		(18.51)%		16.40%		13.16%		25.07%

Ratios to Average Net Assets(d)
Total expenses	1.78%		1.78%		1.84%		1.81%		1.64%

Total expenses after fees waived and/or reimbursed	1.51%		1.47%		1.51%		1.55%		1.61%

Net investment income	1.70%		0.47%		0.08%		0.29%		1.04%

Supplemental Data
Net assets, end of year (000)	$1,358		$1,284		$1,392		$1,129		$1,732

Portfolio turnover rate	2	%(e)	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.53		$18.05		$17.25		$15.48		$12.88

Net investment income(a)	0.48		0.26		0.26		0.26		0.39
Net realized and unrealized gain (loss)	2.57		(3.39)		2.81		1.91		3.03

Net increase (decrease) from investment operations	3.05		(3.13)		3.07		2.17		3.42

Distributions(b)
From net investment income	(0.56)		(0.15)		(1.19)		(0.25)		(0.34)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.56)		(0.39)		(2.27)		(0.40)		(0.82)

Net asset value, end of year	$17.02		$14.53		$18.05		$17.25		$15.48

Total Return(c)
Based on net asset value	21.22%		(17.44)%		17.93%		14.54%		26.67%

Ratios to Average Net Assets(d)
Total expenses	0.52%		0.53%		0.59%		0.57%		0.37%

Total expenses after fees waived and/or reimbursed	0.26%		0.22%		0.26%		0.29%		0.34%

Net investment income	3.02%		1.68%		1.35%		1.73%		2.60%

Supplemental Data
Net assets, end of year (000)	$87,416		$60,100		$82,853		$56,683		$20,936

Portfolio turnover rate	2	%(e)	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

122	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.17		$17.68		$16.97		$15.23		$12.69

Net investment income(a)	0.36		0.17		0.12		0.13		0.24
Net realized and unrealized gain (loss)	2.51		(3.34)		2.77		1.90		3.03

Net increase (decrease) from investment operations	2.87		(3.17)		2.89		2.03		3.27

Distributions(b)
From net investment income	(0.46)		(0.11)		(1.10)		(0.14)		(0.25)
From net realized gain	—		(0.15)		(1.08)		(0.15)		(0.48)
Return of capital	—		(0.08)		—		—		—

Total distributions	(0.46)		(0.34)		(2.18)		(0.29)		(0.73)

Net asset value, end of year	$16.58		$14.17		$17.68		$16.97		$15.23

Total Return(c)
Based on net asset value	20.43%		(18.03)%		17.10%		13.73%		25.83%

Ratios to Average Net Assets(d)
Total expenses	1.22%		1.23%		1.29%		1.24%		1.04%

Total expenses after fees waived and/or reimbursed	0.95%		0.92%		0.96%		0.99%		1.01%

Net investment income	2.35%		1.17%		0.64%		0.87%		1.65%

Supplemental Data
Net assets, end of year (000)	$7,396		$4,108		$2,989		$2,454		$4,104

Portfolio turnover rate	2	%(e)	16	%(e)	—	%(e)(f)	26	%(g)	49	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$18.25		$22.99		$22.78		$20.39		$17.13

Net investment income(a)	0.52		0.28		0.26		0.24		0.41
Net realized and unrealized gain (loss)	3.47		(4.56)		3.83		2.67		4.09

Net increase (decrease) from investment operations	3.99		(4.28)		4.09		2.91		4.50

Distributions(b)
From net investment income	(0.63)		(0.20)		(1.69)		(0.26)		(0.42)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.63)		(0.46)		(3.88)		(0.52)		(1.24)

Net asset value, end of year	$21.61		$18.25		$22.99		$22.78		$20.39

Total Return(c)
Based on net asset value	22.02%		(18.71)%		18.15%		14.80%		26.38%

Ratios to Average Net Assets(d)
Total expenses	0.78%		0.78%		0.84%		0.79%		0.56%

Total expenses after fees waived and/or reimbursed	0.50%		0.49%		0.54%		0.54%		0.55%

Net investment income	2.60%		1.45%		1.04%		1.24%		2.07%

Supplemental Data
Net assets, end of year (000)	$20,535		$15,423		$21,290		$19,215		$16,870

Portfolio turnover rate	7	%(e)	16	%(e)	1	%(e)	31	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

124	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$18.13		$22.87		$22.69		$20.31		$17.06

Net investment income(a)	0.46		0.24		0.19		0.19		0.34
Net realized and unrealized gain (loss)	3.45		(4.54)		3.82		2.66		4.10

Net increase (decrease) from investment operations	3.91		(4.30)		4.01		2.85		4.44

Distributions(b)
From net investment income	(0.58)		(0.18)		(1.64)		(0.21)		(0.37)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.58)		(0.44)		(3.83)		(0.47)		(1.19)

Net asset value, end of year	$21.46		$18.13		$22.87		$22.69		$20.31

Total Return(c)
Based on net asset value	21.69%		(18.90)%		17.88%		14.50%		26.11%

Ratios to Average Net Assets(d)
Total expenses	1.03%		1.03%		1.09%		1.04%		0.81%

Total expenses after fees waived and/or reimbursed	0.75%		0.75%		0.79%		0.79%		0.80%

Net investment income	2.32%		1.22%		0.78%		0.96%		1.76%

Supplemental Data
Net assets, end of year (000)	$75,362		$64,526		$77,982		$73,608		$75,986

Portfolio turnover rate	7	%(e)	16	%(e)	1	%(e)	31	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$17.70		$22.42		$22.36		$20.02		$16.86

Net investment income(a)	0.30		0.09		0.01		0.04		0.20
Net realized and unrealized gain (loss)	3.37		(4.44)		3.75		2.62		4.02

Net increase (decrease) from investment operations	3.67		(4.35)		3.76		2.66		4.22

Distributions(b)
From net investment income	(0.44)		(0.11)		(1.51)		(0.06)		(0.24)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.44)		(0.37)		(3.70)		(0.32)		(1.06)

Net asset value, end of year	$20.93		$17.70		$22.42		$22.36		$20.02

Total Return(c)
Based on net asset value	20.78%		(19.50)%		17.00%		13.60%		25.10%

Ratios to Average Net Assets(d)
Total expenses	1.78%		1.78%		1.84%		1.80%		1.61%

Total expenses after fees waived and/or reimbursed	1.50%		1.50%		1.54%		1.55%		1.60%

Net investment income	1.57%		0.47%		0.05%		0.19%		1.01%

Supplemental Data
Net assets, end of year (000)	$1,812		$1,690		$2,002		$1,477		$1,774

Portfolio turnover rate	7	%(e)	16	%(e)	1	%(e)	31	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

126	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$18.37		$23.10		$22.86		$20.46		$17.18

Net investment income(a)	0.57		0.32		0.33		0.29		0.50
Net realized and unrealized gain (loss)	3.49		(4.56)		3.83		2.68		4.06

Net increase (decrease) from investment operations	4.06		(4.24)		4.16		2.97		4.56

Distributions(b)
From net investment income	(0.68)		(0.23)		(1.73)		(0.31)		(0.46)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.68)		(0.49)		(3.92)		(0.57)		(1.28)

Net asset value, end of year	$21.75		$18.37		$23.10		$22.86		$20.46

Total Return(c)
Based on net asset value	22.28%		(18.47)%		18.45%		15.07%		26.67%

Ratios to Average Net Assets(d)
Total expenses	0.53%		0.53%		0.59%		0.55%		0.36%

Total expenses after fees waived and/or reimbursed	0.25%		0.24%		0.29%		0.30%		0.35%

Net investment income	2.86%		1.62%		1.34%		1.47%		2.54%

Supplemental Data
Net assets, end of year (000)	$59,474		$42,971		$66,065		$35,574		$16,383

Portfolio turnover rate	7	%(e)	16	%(e)	1	%(e)	31	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$18.01		$22.74		$22.59		$20.23		$17.00

Net investment income(a)	0.42		0.21		0.15		0.15		0.31
Net realized and unrealized gain (loss)	3.42		(4.52)		3.80		2.64		4.08

Net increase (decrease) from investment operations	3.84		(4.31)		3.95		2.79		4.39

Distributions(b)
From net investment income	(0.55)		(0.16)		(1.61)		(0.17)		(0.34)
From net realized gain	—		(0.17)		(2.19)		(0.26)		(0.82)
Return of capital	—		(0.09)		—		—		—

Total distributions	(0.55)		(0.42)		(3.80)		(0.43)		(1.16)

Net asset value, end of year	$21.30		$18.01		$22.74		$22.59		$20.23

Total Return(c)
Based on net asset value	21.41%		(19.05)%		17.65%		14.23%		25.92%

Ratios to Average Net Assets(d)
Total expenses	1.23%		1.23%		1.29%		1.24%		1.01%

Total expenses after fees waived and/or reimbursed	0.95%		0.94%		0.99%		1.00%		1.00%

Net investment income	2.14%		1.10%		0.60%		0.77%		1.57%

Supplemental Data
Net assets, end of year (000)	$4,388		$3,302		$3,149		$2,647		$2,558

Portfolio turnover rate	7	%(e)	16	%(e)	1	%(e)	31	%(f)	42	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

128	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.99		$18.90		$17.94		$15.90		$13.19

Net investment income(a)	0.43		0.22		0.20		0.20		0.32
Net realized and unrealized gain (loss)	2.87		(3.75)		3.07		2.18		3.16

Net increase (decrease) from investment operations	3.30		(3.53)		3.27		2.38		3.48

Distributions(b)
From net investment income	(0.53)		(0.14)		(1.24)		(0.21)		(0.31)
From net realized gain	—		(0.17)		(1.07)		(0.13)		(0.46)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.53)		(0.38)		(2.31)		(0.34)		(0.77)

Net asset value, end of year	$17.76		$14.99		$18.90		$17.94		$15.90

Total Return(c)
Based on net asset value	22.18%		(18.75)%		18.43%		15.47%		26.48%

Ratios to Average Net Assets(d)
Total expenses	0.80%		0.79%		0.87%		0.85%		0.59%

Total expenses after fees waived and/or reimbursed	0.51%		0.50%		0.54%		0.54%		0.54%

Net investment income	2.64%		1.40%		0.99%		1.30%		2.14%

Supplemental Data
Net assets, end of year (000)	$9,062		$6,014		$7,814		$6,308		$3,461

Portfolio turnover rate	3	%(e)	27	%(e)	2	%(e)	23	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.88		$18.78		$17.85		$15.82		$13.13

Net investment income(a)	0.38		0.18		0.15		0.16		0.27
Net realized and unrealized gain (loss)	2.84		(3.72)		3.06		2.17		3.15

Net increase (decrease) from investment operations	3.22		(3.54)		3.21		2.33		3.42

Distributions(b)
From net investment income	(0.49)		(0.12)		(1.21)		(0.17)		(0.27)
From net realized gain	—		(0.17)		(1.07)		(0.13)		(0.46)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.49)		(0.36)		(2.28)		(0.30)		(0.73)

Net asset value, end of year	$17.61		$14.88		$18.78		$17.85		$15.82

Total Return(c)
Based on net asset value	21.77%		(18.90)%		18.13%		15.17%		26.12%

Ratios to Average Net Assets(d)
Total expenses	1.06%		1.04%		1.12%		1.09%		0.85%

Total expenses after fees waived and/or reimbursed	0.77%		0.75%		0.79%		0.80%		0.80%

Net investment income	2.35%		1.15%		0.75%		1.05%		1.81%

Supplemental Data
Net assets, end of year (000)	$18,754		$14,873		$17,422		$15,871		$13,347

Portfolio turnover rate	3	%(e)	27	%(e)	2	%(e)	23	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

130	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.53		$18.42		$17.59		$15.58		$12.95

Net investment income(a)	0.24		0.07		(0.00	)(b)	0.04		0.16
Net realized and unrealized gain (loss)	2.79		(3.66)		3.00		2.15		3.10

Net increase (decrease) from investment operations	3.03		(3.59)		3.00		2.19		3.26

Distributions(c)
From net investment income	(0.36)		(0.06)			(1.10)	(0.05)		(0.17)
From net realized gain	—		(0.17)			(1.07)	(0.13)		(0.46)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.36)		(0.30)			(2.17)	(0.18)		(0.63)

Net asset value, end of year	$17.20		$14.53		$18.42		$17.59		$15.58

Total Return(d)
Based on net asset value	20.94%		(19.53)%			17.19%	14.32%		25.17%

Ratios to Average Net Assets(e)
Total expenses	1.83%		1.79%			1.87%	1.84%		1.65%

Total expenses after fees waived and/or reimbursed	1.54%		1.50%			1.54%	1.56%		1.60%

Net investment income	1.54%		0.45%			(0.00)%	0.27%		1.08%

Supplemental Data
Net assets, end of year (000)	$1,099		$1,341		$1,340		$1,071		$1,212

Portfolio turnover rate	3	%(f)	27	%(f)	2	%(f)	23	%(g)	54	%(h)

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$15.27		$19.21		$18.19		$16.12		$13.36

Net investment income(a)	0.49		0.25		0.26		0.25		0.40
Net realized and unrealized gain (loss)	2.90		(3.79)		3.11		2.20		3.16

Net increase (decrease) from investment operations	3.39		(3.54)		3.37		2.45		3.56

Distributions(b)
From net investment income	(0.57)		(0.16)		(1.28)		(0.25)		(0.34)
From net realized gain	—		(0.17)		(1.07)		(0.13)		(0.46)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.57)		(0.40)		(2.35)		(0.38)		(0.80)

Net asset value, end of year	$18.09		$15.27		$19.21		$18.19		$16.12

Total Return(c)
Based on net asset value	22.38%		(18.49)%		18.72%		15.69%		26.75%

Ratios to Average Net Assets(d)
Total expenses	0.54%		0.54%		0.62%		0.60%		0.39%

Total expenses after fees waived and/or reimbursed	0.25%		0.25%		0.29%		0.30%		0.34%

Net investment income	2.91%		1.57%		1.28%		1.58%		2.58%

Supplemental Data
Net assets, end of year (000)	$64,423		$37,439		$53,041		$30,189		$7,240

Portfolio turnover rate	3	%(e)	27	%(e)	2	%(e)	23	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

132	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$14.81		$18.72		$17.82		$15.78		$13.11

Net investment income(a)	0.35		0.16		0.12		0.13		0.24
Net realized and unrealized gain (loss)	2.83		(3.72)		3.03		2.17		3.15

Net increase (decrease) from investment operations	3.18		(3.56)		3.15		2.30		3.39

Distributions(b)
From net investment income	(0.46)		(0.11)		(1.18)		(0.13)		(0.26)
From net realized gain	—		(0.17)		(1.07)		(0.13)		(0.46)
Return of capital	—		(0.07)		—		—		—

Total distributions	(0.46)		(0.35)		(2.25)		(0.26)		(0.72)

Net asset value, end of year	$17.53		$14.81		$18.72		$17.82		$15.78

Total Return(c)
Based on net asset value	21.60%		(19.09)%		17.83%		14.96%		25.89%

Ratios to Average Net Assets(d)
Total expenses	1.25%		1.24%		1.32%		1.28%		1.04%

Total expenses after fees waived and/or reimbursed	0.96%		0.95%		0.99%		1.00%		1.00%

Net investment income	2.17%		1.05%		0.59%		0.85%		1.59%

Supplemental Data
Net assets, end of year (000)	$3,643		$2,464		$2,204		$1,306		$2,088

Portfolio turnover rate	3	%(e)	27	%(e)	2	%(e)	23	%(f)	54	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund

	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.11		$13.93		$12.85		$11.47		$9.34

Net investment income(a)	0.33		0.18		0.16		0.16		0.26
Net realized and unrealized gain (loss)	2.13		(2.77)		2.17		1.44		2.20

Net increase (decrease) from investment operations	2.46		(2.59)		2.33		1.60		2.46

Distributions(b)
From net investment income	(0.37)		(0.09)		(0.73)		(0.17)			(0.21)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.37)		(0.23)		(1.25)		(0.22)			(0.33)

Net asset value, end of year	$13.20		$11.11		$13.93		$12.85		$11.47

Total Return(c)
Based on net asset value	22.30%		(18.64)%		18.14%		14.34%		26.47	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.86%		0.91%		1.05%		1.12%			0.92%

Total expenses after fees waived and/or reimbursed	0.49%		0.49%		0.52%		0.52%			0.54%

Net investment income	2.70%		1.54%		1.09%		1.40%			2.39%

Supplemental Data
Net assets, end of year (000)	$3,573		$1,596		$1,314		$1,197		$237

Portfolio turnover rate	3	%(f)	37	%(f)	5	%(f)	18	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.36%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

134	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.07		$13.91		$12.84		$11.46		$9.33

Net investment income(a)	0.29		0.15		0.12		0.12		0.23
Net realized and unrealized gain (loss)	2.13		(2.77)		2.17		1.45		2.21

Net increase (decrease) from investment operations	2.42		(2.62)		2.29		1.57		2.44

Distributions(b)
From net investment income	(0.34)		(0.08)		(0.70)		(0.14)			(0.19)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.34)		(0.22)		(1.22)		(0.19)			(0.31)

Net asset value, end of year	$13.15		$11.07		$13.91		$12.84		$11.46

Total Return(c)
Based on net asset value	21.99%		(18.88)%		17.87%		14.03%		26.20	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.14%		1.15%		1.30%		1.36%			1.17%

Total expenses after fees waived and/or reimbursed	0.76%		0.74%		0.77%		0.80%			0.79%

Net investment income	2.39%		1.31%		0.84%		1.14%			2.11%

Supplemental Data
Net assets, end of year (000)	$2,529		$1,562		$1,054		$580		$390

Portfolio turnover rate	3	%(f)	37	%(f)	5	%(f)	18	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.09%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor C

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$10.99		$13.86		$12.83		$11.45		$9.34

Net investment income(a)	0.20		0.06		0.02		0.04		0.11
Net realized and unrealized gain (loss)	2.11		(2.75)		2.16		1.45		2.23

Net increase (decrease) from investment operations	2.31		(2.69)		2.18		1.49		2.34

Distributions(b)
From net investment income	(0.25)		(0.04)		(0.63)		(0.06)			(0.11)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.25)		(0.18)		(1.15)		(0.11)			(0.23)

Net asset value, end of year	$13.05		$10.99		$13.86		$12.83		$11.45

Total Return(c)
Based on net asset value	21.09%		(19.48)%		16.98%		13.16%		25.09	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.90%		1.90%		2.05%		2.11%			2.03%

Total expenses after fees waived and/or reimbursed	1.52%		1.49%		1.51%		1.55%			1.61%

Net investment income	1.66%		0.51%		0.11%		0.38%			1.07%

Supplemental Data
Net assets, end of year (000)	$153		$100		$96		$45		$33

Portfolio turnover rate	3	%(f)	37	%(f)	5	%(f)	18	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

136	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.13		$13.95		$12.87		$11.48		$9.34

Net investment income(a)	0.36		0.18		0.19		0.18		0.26
Net realized and unrealized gain (loss)	2.14		(2.75)		2.17		1.45		2.23

Net increase (decrease) from investment operations	2.50		(2.57)		2.36		1.63		2.49

Distributions(b)
From net investment income	(0.40)		(0.11)		(0.76)		(0.19)			(0.23)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.40)		(0.25)		(1.28)		(0.24)			(0.35)

Net asset value, end of year	$13.23		$11.13		$13.95		$12.87		$11.48

Total Return(c)
Based on net asset value	22.62%		(18.51)%		18.43%		14.62%		26.74	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.63%		0.65%		0.80%		0.87%			0.77%

Total expenses after fees waived and/or reimbursed	0.26%		0.24%		0.27%		0.29%			0.36%

Net investment income	2.92%		1.56%		1.34%		1.62%			2.40%

Supplemental Data
Net assets, end of year (000)	$20,630		$11,524		$17,030		$8,747		$3,384

Portfolio turnover rate	3	%(f)	37	%(f)	5	%(f)	18	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.64%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	137

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class R

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$11.06		$13.91		$12.85		$11.46		$9.34

Net investment income(a)	0.27		0.14		0.09		0.10		0.40
Net realized and unrealized gain (loss)	2.13		(2.78)		2.17		1.45		2.02

Net increase (decrease) from investment operations	2.40		(2.64)		2.26		1.55		2.42

Distributions(b)
From net investment income	(0.32)		(0.07)		(0.68)		(0.11)			(0.18)
From net realized gain	—		(0.09)		(0.52)		(0.05)			(0.12)
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.32)		(0.21)		(1.20)		(0.16)			(0.30)

Net asset value, end of year	$13.14		$11.06		$13.91		$12.85		$11.46

Total Return(c)
Based on net asset value	21.79%		(19.04)%		17.63%		13.84%		25.92	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.34%		1.36%		1.50%		1.56%			1.37%

Total expenses after fees waived and/or reimbursed	0.96%		0.94%		0.97%		0.98%			0.99%

Net investment income	2.19%		1.19%		0.66%		0.89%			3.67%

Supplemental Data
Net assets, end of year (000)	$2,001		$1,247		$817		$359		$185

Portfolio turnover rate	3	%(f)	37	%(f)	5	%(f)	18	%(g)	44	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 25.81%.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

138	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund

	Institutional

									Period from
	Year Ended		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	12/31/23		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$10.07		$12.67		$11.74		$10.47		$10.00

Net investment income(b)	0.29		0.16		0.14		0.13		0.07
Net realized and unrealized gain (loss)	1.95		(2.50)		2.02		1.30		0.47

Net increase (decrease) from investment operations	2.24		(2.34)		2.16		1.43		0.54

Distributions(c)
From net investment income	(0.30)		(0.11)		(0.78)		(0.16)			(0.07)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.30)		(0.26)		(1.23)		(0.16)			(0.07)

Net asset value, end of period	$12.01		$10.07		$12.67		$11.74		$10.47

Total Return(d)
Based on net asset value	22.39%		(18.55)%		18.43%		13.99%		5.36	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.09%		1.20%		1.47%		1.23%		0.83	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.51%		0.48%		0.53%		0.54%		0.56	%(g)

Net investment income	2.66%		1.54%		1.09%		1.34%		4.23	%(g)

Supplemental Data
Net assets, end of period (000)	$1,094		$604		$596		$486		$419

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.14%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	139

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Investor A

									Period from
	Year Ended		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	12/31/23		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$10.05		$12.66		$11.74		$10.47		$10.00

Net investment income(b)	0.28		0.14		0.11		0.11		0.07
Net realized and unrealized gain (loss)	1.92		(2.50)		2.02		1.30		0.46

Net increase (decrease) from investment operations	2.20		(2.36)		2.13		1.41		0.53

Distributions(c)
From net investment income	(0.28)		(0.10)		(0.76)		(0.14)			(0.06)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.28)		(0.25)		(1.21)		(0.14)			(0.06)

Net asset value, end of period	$11.97		$10.05		$12.66		$11.74		$10.47

Total Return(d)
Based on net asset value	21.99%		(18.71)%		18.13%		13.70%		5.32	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.31%		1.44%		1.72%		1.48%		1.08	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.72%		0.72%		0.78%		0.79%		0.81	%(g)

Net investment income	2.51%		1.35%		0.85%		1.10%		3.98	%(g)

Supplemental Data
Net assets, end of period (000)	$2,502		$868		$722		$501		$419

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.39%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

140	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Investor C

									Period from
	Year Ended		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	12/31/23		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$9.99		$12.64		$11.74		$10.47		$10.00

Net investment income(b)	0.18		0.06		0.01		0.03		0.05
Net realized and unrealized gain (loss)	1.92		(2.50)		2.02		1.30		0.47

Net increase (decrease) from investment operations	2.10		(2.44)		2.03		1.33		0.52

Distributions(c)
From net investment income	(0.19)		(0.06)		(0.68)		(0.06)			(0.05)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.19)		(0.21)		(1.13)		(0.06)			(0.05)

Net asset value, end of period	$11.90		$9.99		$12.64		$11.74		$10.47

Total Return(d)
Based on net asset value	21.08%		(19.38)%		17.30%		12.83%		5.18	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.11%		2.20%		2.47%		2.24%		1.88	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.52%		1.48%		1.53%		1.55%		1.61	%(g)

Net investment income	1.61%		0.59%		0.08%		0.33%		3.13	%(g)

Supplemental Data
Net assets, end of period (000)	$774		$553		$528		$470		$419

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 3.19%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	141

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Class K

									Period from
	Year Ended		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	12/31/23		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$10.08		$12.67		$11.74		$10.48		$10.00

Net investment income(b)	0.33		0.18		0.18		0.16		0.08
Net realized and unrealized gain (loss)	1.95		(2.49)		2.01		1.29		0.47

Net increase (decrease) from investment operations	2.28		(2.31)		2.19		1.45		0.55

Distributions(c)
From net investment income	(0.33)		(0.13)		(0.81)		(0.19)			(0.07)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.33)		(0.28)		(1.26)		(0.19)			(0.07)

Net asset value, end of period	$12.03		$10.08		$12.67		$11.74		$10.48

Total Return(d)
Based on net asset value	22.75%		(18.37)%		18.72%		14.15%		5.49	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.84%		0.95%		1.22%		0.99%		0.63	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.25%		0.22%		0.28%		0.30%		0.36	%(g)

Net investment income	2.94%		1.72%		1.35%		1.59%		4.43	%(g)

Supplemental Data
Net assets, end of period (000)	$7,335		$3,655		$4,242		$2,969		$2,514

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 1.94%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

142	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Class R

									Period from
	Year Ended		Year Ended		Year Ended		Year Ended		10/30/19	(a)
	12/31/23		12/31/22		12/31/21		12/31/20		to 12/31/19

Net asset value, beginning of period	$10.03		$12.65		$11.74		$10.47		$10.00

Net investment income(b)	0.23		0.11		0.08		0.09		0.07
Net realized and unrealized gain (loss)	1.95		(2.49)		2.01		1.30		0.46

Net increase (decrease) from investment operations	2.18		(2.38)		2.09		1.39		0.53

Distributions(c)
From net investment income	(0.25)		(0.09)		(0.73)		(0.12)			(0.06)
From net realized gain	—		(0.10)		(0.45)		—		—
Return of capital	—		(0.05)		—		—		—

Total distributions	(0.25)		(0.24)		(1.18)		(0.12)			(0.06)

Net asset value, end of period	$11.96		$10.03		$12.65		$11.74		$10.47

Total Return(d)
Based on net asset value	21.82%		(18.92)%		17.86%		13.47%		5.28	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.59%		1.65%		1.92%		1.68%		1.28	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.99%		0.93%		0.98%		0.99%		1.01	%(g)

Net investment income	2.14%		1.05%		0.63%		0.89%		3.78	%(g)

Supplemental Data
Net assets, end of period (000)	$509		$445		$509		$470		$419

Portfolio turnover rate	4	%(i)	26	%(i)	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.59%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	143

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock LifePath® Dynamic Retirement Fund	LifePath Dynamic Retirement Fund	Diversified
BlackRock LifePath® Dynamic 2025 Fund	LifePath Dynamic 2025 Fund	Diversified
BlackRock LifePath® Dynamic 2030 Fund	LifePath Dynamic 2030 Fund	Diversified
BlackRock LifePath® Dynamic 2035 Fund	LifePath Dynamic 2035 Fund	Diversified
BlackRock LifePath® Dynamic 2040 Fund	LifePath Dynamic 2040 Fund	Diversified
BlackRock LifePath® Dynamic 2045 Fund	LifePath Dynamic 2045 Fund	Diversified
BlackRock LifePath® Dynamic 2050 Fund	LifePath Dynamic 2050 Fund	Diversified
BlackRock LifePath® Dynamic 2055 Fund	LifePath Dynamic 2055 Fund	Diversified
BlackRock LifePath® Dynamic 2060 Fund	LifePath Dynamic 2060 Fund	Diversified
BlackRock LifePath® Dynamic 2065 Fund	LifePath Dynamic 2065 Fund	Diversified

As of period end, the investment of LifePath Dynamic Retirement Fund, LifePath Dynamic 2025 Fund, LifePath Dynamic 2030 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2050 Fund, LifePath Dynamic 2055 Fund, LifePath Dynamic 2060 Fund and LifePath Dynamic 2065 Fund in the Diversified Equity Master Portfolio represented 23.7%, 24.4%, 34.7%, 36.7%, 47.1%, 49.3%, 55.2%, 53.1%, 52.3% and 48.5% respectively, of net assets. As such, financial statements of the Diversified Equity Master Portfolio including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Diversified Equity Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Diversified Equity Master Portfolio and International Tilts Master Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Diversified Equity Master Portfolio	International Tilts Master Portfolio

LifePath Dynamic Retirement Fund	3.2%	3.7%
LifePath Dynamic 2025 Fund	1.5	2.0
LifePath Dynamic 2030 Fund	6.1	8.5
LifePath Dynamic 2035 Fund	3.6	5.1
LifePath Dynamic 2040 Fund	8.2	11.9
LifePath Dynamic 2045 Fund	4.1	6.0
LifePath Dynamic 2050 Fund	5.6	7.9
LifePath Dynamic 2055 Fund	3.3	5.1
LifePath Dynamic 2060 Fund	1.0	1.6
LifePath Dynamic 2065 Fund	0.4	0.6

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

144	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Each Fund records daily its proportionate share of Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions from net investment income are declared quarterly and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of each Fund (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2023, certain investments of the Funds were fair valued using NAV as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

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Notes to Financial Statements (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
LifePath Dynamic Fund Name/Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount

LifePath Dynamic 2025 Fund
Barclays Bank PLC	$7,504,199	$(7,504,199)	$—		$—

LifePath Dynamic 2030 Fund
Wells Fargo Bank N.A.	$7,710,587	$(7,710,587)	$—		$—

LifePath Dynamic 2035 Fund
Barclays Bank PLC	$8,700,993	$(8,700,993)	$—		$—
Morgan Stanley	352,830	(352,830)	—		—
Wells Fargo Bank N.A.	4,636,107	(4,636,107)	—		—

	$13,689,930	$(13,689,930)	$—		$—

LifePath Dynamic 2040 Fund
Wells Fargo Bank N.A.	$13,082,779	$(13,082,779)	$—		$—

LifePath Dynamic 2045 Fund
Barclays Bank PLC	$3,292,956	$(3,292,956)	$—		$—
Goldman Sachs & Co. LLC	95,610	(95,610)	—		—
Morgan Stanley	365,210	(365,210)	—		—
Wells Fargo Bank N.A.	5,002,385	(5,002,385)	—		—

	$8,756,161	$(8,756,161)	$—		$—

LifePath Dynamic 2050 Fund
Goldman Sachs & Co. LLC	$2,415,929	$(2,415,929)	$—		$—
Morgan Stanley	30,950	(30,950)	—		—
Wells Fargo Bank N.A.	1,829,763	(1,829,763)	—		—

	$4,276,642	$(4,276,642)	$—		$—

LifePath Dynamic 2055 Fund
Barclays Bank PLC	$204,768	$(204,768)	$—		$—
Toronto-Dominion Bank	370,268	(370,268)	—		—
Wells Fargo Bank N.A.	102,139	(102,139)	—		—

	$677,175	$(677,175)	$—		$—

LifePath Dynamic 2060 Fund
BNP Paribas SA	$571,805	$(571,805)	$—		$—
Goldman Sachs & Co. LLC	163,666	(163,666)	—		—
RBC Capital Markets LLC	168,728	(168,728)	—		—

	$904,199	$(904,199)	$—		$—

LifePath Dynamic 2065 Fund
BNP Paribas SA	$276,420	$(276,420)	$—		$—
RBC Capital Markets LLC	14,672	(14,672)	—		—
Toronto-Dominion Bank	95,057	(95,057)	—		—

	$386,149	$(386,149)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

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Notes to Financial Statements (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the

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Notes to Financial Statements (continued)

ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.30% of the average daily value of each Fund’s net assets.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of each Fund for which BIL and BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

LifePath Dynamic Retirement Fund	$281,753	$14,954	$25,643	$322,350
LifePath Dynamic 2025 Fund	44,741	15,381	24,324	84,446
LifePath Dynamic 2030 Fund	329,444	19,780	30,971	380,195
LifePath Dynamic 2035 Fund	66,658	29,700	24,464	120,822
LifePath Dynamic 2040 Fund	318,557	23,291	27,598	369,446
LifePath Dynamic 2045 Fund	51,067	12,317	28,585	91,969
LifePath Dynamic 2050 Fund	172,722	17,297	18,922	208,941
LifePath Dynamic 2055 Fund	40,548	12,060	15,730	68,338
LifePath Dynamic 2060 Fund	4,948	1,306	8,228	14,482
LifePath Dynamic 2065 Fund	3,342	6,831	2,451	12,624

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee of 0.29% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.04% of the average daily net assets of Class K Shares and 0.24% of the average daily net assets of Class R Shares.

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Notes to Financial Statements (continued)

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

LifePath Dynamic Retirement Fund	$99,522	$326,834	$4,336	$19,984	$12,309	$462,985
LifePath Dynamic 2025 Fund	20,657	51,900	4,461	21,752	11,676	110,446
LifePath Dynamic 2030 Fund	123,425	382,155	5,736	31,258	14,866	557,440
LifePath Dynamic 2035 Fund	36,269	77,322	8,613	32,621	11,743	166,568
LifePath Dynamic 2040 Fund	129,330	369,526	6,754	28,028	13,247	546,885
LifePath Dynamic 2045 Fund	23,322	59,238	3,572	29,035	13,721	128,888
LifePath Dynamic 2050 Fund	51,386	200,358	5,016	19,730	9,082	285,572
LifePath Dynamic 2055 Fund	21,880	47,035	3,498	19,619	7,550	99,582
LifePath Dynamic 2060 Fund	7,619	5,740	379	6,082	3,949	23,769
LifePath Dynamic 2065 Fund	2,444	3,878	1,981	1,995	1,176	11,474

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

Other Fees: For the year ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

LifePath Dynamic Retirement Fund	$992
LifePath Dynamic 2025 Fund	2,673
LifePath Dynamic 2030 Fund	759
LifePath Dynamic 2035 Fund	924
LifePath Dynamic 2040 Fund	1,061
LifePath Dynamic 2045 Fund	654
LifePath Dynamic 2050 Fund	737
LifePath Dynamic 2055 Fund	1,590
LifePath Dynamic 2060 Fund	454
LifePath Dynamic 2065 Fund	1,011

For the year ended December 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor C

LifePath Dynamic Retirement Fund	$114
LifePath Dynamic 2025 Fund	52
LifePath Dynamic 2030 Fund	481
LifePath Dynamic 2035 Fund	542
LifePath Dynamic 2045 Fund	922
LifePath Dynamic 2050 Fund	451
LifePath Dynamic 2055 Fund	102
LifePath Dynamic 2060 Fund	126
LifePath Dynamic 2065 Fund	590

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$8,097
LifePath Dynamic 2025 Fund	7,979
LifePath Dynamic 2030 Fund	8,852
LifePath Dynamic 2035 Fund	11,090
LifePath Dynamic 2040 Fund	10,780
LifePath Dynamic 2045 Fund	9,385
LifePath Dynamic 2050 Fund	5,104
LifePath Dynamic 2055 Fund	6,435
LifePath Dynamic 2060 Fund	2,008

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Notes to Financial Statements (continued)

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic 2065 Fund	$834

The Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

LifePath Dynamic Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$443,835
LifePath Dynamic 2025 Fund	169,229
LifePath Dynamic 2030 Fund	598,874
LifePath Dynamic 2035 Fund	289,004
LifePath Dynamic 2040 Fund	616,605
LifePath Dynamic 2045 Fund	249,641
LifePath Dynamic 2050 Fund	365,677
LifePath Dynamic 2055 Fund	187,687
LifePath Dynamic 2060 Fund	52,122
LifePath Dynamic 2065 Fund	19,745

The fees and expenses of the Trust’s Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Each of the Manager and the Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the investment advisory fees paid by the Funds in an amount equal to these independent expenses through June 30, 2033. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$28,537
LifePath Dynamic 2025 Fund	27,587
LifePath Dynamic 2030 Fund	28,994
LifePath Dynamic 2035 Fund	27,978
LifePath Dynamic 2040 Fund	28,937
LifePath Dynamic 2045 Fund	27,819
LifePath Dynamic 2050 Fund	28,100
LifePath Dynamic 2055 Fund	27,539
LifePath Dynamic 2060 Fund	27,127
LifePath Dynamic 2065 Fund	28,374

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2023, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

LifePath Dynamic Retirement Fund	$2,664
LifePath Dynamic 2025 Fund	1,668

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Notes to Financial Statements (continued)

Fund Name	Amounts

LifePath Dynamic 2030 Fund	$11,368
LifePath Dynamic 2035 Fund	6,816
LifePath Dynamic 2040 Fund	17,373
LifePath Dynamic 2045 Fund	6,416
LifePath Dynamic 2050 Fund	5,461
LifePath Dynamic 2055 Fund	1,210
LifePath Dynamic 2060 Fund	1,442
LifePath Dynamic 2065 Fund	457

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments in the Underlying Funds and the Underlying Master Portfolios, excluding short-term securities, were as follows:

LifePath Dynamic Fund Name	Purchases	Sales

LifePath Dynamic Retirement Fund	$101,855,723	$107,842,605
LifePath Dynamic 2025 Fund	38,263,336	37,730,671
LifePath Dynamic 2030 Fund	81,800,917	93,546,625
LifePath Dynamic 2035 Fund	29,712,361	22,296,316
LifePath Dynamic 2040 Fund	25,776,944	32,724,375
LifePath Dynamic 2045 Fund	11,760,690	2,214,798
LifePath Dynamic 2050 Fund	10,844,502	9,653,261
LifePath Dynamic 2055 Fund	13,198,412	1,843,669
LifePath Dynamic 2060 Fund	7,306,246	553,589
LifePath Dynamic 2065 Fund	3,286,822	274,646

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to timing and recognition of partnership income were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

LifePath Dynamic Retirement Fund	$(176,276)	$176,276

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Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22

LifePath Dynamic Retirement Fund
Ordinary income	$8,418,797	$447,597
Long-term capital gains	10,000,023	1,019,712
Return of capital	—	1,509,584

	$18,418,820	$2,976,893

LifePath Dynamic 2025 Fund
Ordinary income	$3,513,139	$488,966
Long-term capital gains	—	350,551
Return of capital	—	674,780

	$3,513,139	$1,514,297

LifePath Dynamic 2030 Fund
Ordinary income	$8,788,722	$2,509,165
Long-term capital gains	—	1,581,659
Return of capital	—	1,717,391

	$8,788,722	$5,808,215

LifePath Dynamic 2035 Fund
Ordinary income	$4,603,521	$1,153,741
Long-term capital gains	—	665,790
Return of capital	—	783,318

	$4,603,521	$2,602,849

LifePath Dynamic 2040 Fund
Ordinary income	$11,976,271	$2,457,482
Long-term capital gains	1,605,724	2,036,764
Return of capital	—	1,390,047

	$13,581,995	$5,884,293

LifePath Dynamic 2045 Fund
Ordinary income	$3,914,602	$1,356,493
Long-term capital gains	—	681,736
Return of capital	—	584,655

	$3,914,602	$2,622,884

LifePath Dynamic 2050 Fund
Ordinary income	$4,487,984	$1,825,985
Long-term capital gains	—	1,068,165
Return of capital	—	662,070

	$4,487,984	$3,556,220

LifePath Dynamic 2055 Fund
Ordinary income	$2,720,487	$1,026,649
Long-term capital gains	—	485,418
Return of capital	—	336,196

	$2,720,487	$1,848,263

LifePath Dynamic 2060 Fund
Ordinary income	$751,857	$248,288
Long-term capital gains	—	91,032
Return of capital	—	84,018

	$751,857	$423,338

LifePath Dynamic 2065 Fund
Ordinary income	$258,931	$76,943
Long-term capital gains	—	48,074
Return of capital	—	32,383

	$258,931	$157,400

N O T E S T O F I N A N C I A L S T A T E M E N T S	153

Notes to Financial Statements (continued)

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

LifePath Dynamic Retirement Fund	$1,741,023	$12,266,303	$—	$45,072,027	$59,079,353
LifePath Dynamic 2025 Fund	657,005	—	(4,576,086)	3,721,017	(198,064)
LifePath Dynamic 2030 Fund	3,360,396	—	(5,491,035)	10,704,836	8,574,197
LifePath Dynamic 2035 Fund	1,625,841	—	(462,192)	9,836,871	11,000,520
LifePath Dynamic 2040 Fund	5,674,224	2,493,729	—	43,656,697	51,824,650
LifePath Dynamic 2045 Fund	1,379,060	578,177	—	11,529,661	13,486,898
LifePath Dynamic 2050 Fund	2,273,660	1,649,604	—	24,689,723	28,612,987
LifePath Dynamic 2055 Fund	993,466	—	(585,815)	8,977,191	9,384,842
LifePath Dynamic 2060 Fund	240,250	—	(504,614)	2,686,926	2,422,562
LifePath Dynamic 2065 Fund	123,790	88,225	—	1,058,622	1,270,637

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts and futures contracts, the timing and recognition of partnership income and accounting for swap agreements.

During the year ended December 31, 2023, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

LifePath Dynamic Fund Name	Amounts

LifePath Dynamic Retirement Fund	$6,388,701
LifePath Dynamic 2035 Fund	3,175,467
LifePath Dynamic 2040 Fund	69,991
LifePath Dynamic 2045 Fund	4,024,633
LifePath Dynamic 2050 Fund	4,273,814
LifePath Dynamic 2055 Fund	3,610,128
LifePath Dynamic 2060 Fund	1,009,964
LifePath Dynamic 2065 Fund	288,472

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

LifePath Dynamic Retirement Fund	$166,293,319	$68,651,722	$(23,575,076)	$45,076,646
LifePath Dynamic 2025 Fund	101,139,087	4,811,743	(1,080,152)	3,731,591
LifePath Dynamic 2030 Fund	273,261,462	14,095,894	(3,355,311)	10,740,583
LifePath Dynamic 2035 Fund	157,337,292	11,191,612	(1,341,434)	9,850,178
LifePath Dynamic 2040 Fund	242,954,710	45,738,228	(2,063,985)	43,674,243
LifePath Dynamic 2045 Fund	126,588,128	12,273,335	(738,464)	11,534,871
LifePath Dynamic 2050 Fund	139,828,842	25,390,690	(693,736)	24,696,954
LifePath Dynamic 2055 Fund	86,977,049	9,348,442	(368,369)	8,980,073
LifePath Dynamic 2060 Fund	26,662,443	2,772,785	(84,059)	2,688,726
LifePath Dynamic 2065 Fund	11,314,315	1,093,216	(34,012)	1,059,204

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

154	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic Retirement Fund
Institutional
Shares sold	278,015	$2,635,748	297,837	$2,915,992
Shares issued in reinvestment of distributions	286,669	2,713,716	49,073	461,427
Shares redeemed	(951,967)	(9,104,607)	(960,299)	(9,128,458)

	(387,283)	$(3,755,143)	(613,389)	$(5,751,039)

Investor A
Shares sold and automatic conversion of shares	1,895,697	$15,109,896	2,518,610	$20,930,555
Shares issued in reinvestment of distributions	1,343,684	10,461,102	208,996	1,641,787
Shares redeemed	(4,036,223)	(32,203,727)	(5,582,498)	(45,317,318)

	(796,842)	$(6,632,729)	(2,854,892)	$(22,744,976)

N O T E S T O F I N A N C I A L S T A T E M E N T S	155

Notes to Financial Statements (continued)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic Retirement Fund (continued)
Investor C
Shares sold	15,410	$143,791	36,430	$337,519
Shares issued in reinvestment of distributions	10,527	97,173	1,217	10,962
Shares redeemed and automatic conversion of shares	(59,219)	(545,758)	(71,083)	(664,452)

	(33,282)	$(304,794)	(33,436)	$(315,971)

Class K
Shares sold	2,800,296	$26,486,843	1,739,588	$16,524,484
Shares issued in reinvestment of distributions	502,458	4,734,766	87,079	817,718
Shares redeemed	(1,714,712)	(16,403,504)	(4,390,100)	(40,409,365)

	1,588,042	$14,818,105	(2,563,433)	$(23,067,163)

Class R
Shares sold	110,079	$1,042,377	172,101	$1,590,231
Shares issued in reinvestment of distributions	44,162	410,802	4,857	44,709
Shares redeemed	(146,826)	(1,389,579)	(166,200)	(1,584,580)

	7,415	$63,600	10,758	$50,360

	378,050	$4,189,039	(6,054,392)	$(51,828,789)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2025 Fund
Institutional
Shares sold	191,547	$2,415,557	117,671	$1,523,966
Shares issued in reinvestment of distributions	21,671	277,966	9,959	125,699
Shares redeemed	(159,250)	(2,006,576)	(405,625)	(5,218,124)

	53,968	$686,947	(277,995)	$(3,568,459)

Investor A
Shares sold and automatic conversion of shares	363,131	$4,544,218	412,530	$5,320,821
Shares issued in reinvestment of distributions	50,526	640,047	22,293	277,940
Shares redeemed	(508,129)	(6,372,614)	(560,628)	(7,052,139)

	(94,472)	$(1,188,349)	(125,805)	$(1,453,378)

Investor C
Shares sold	9,347	$115,059	21,270	$264,583
Shares issued in reinvestment of distributions	3,038	38,168	1,886	23,093
Shares redeemed and automatic conversion of shares	(87,553)	(1,060,801)	(33,701)	(417,807)

	(75,168)	$(907,574)	(10,545)	$(130,131)

Class K
Shares sold	2,177,474	$27,075,745	1,697,774	$21,109,538
Shares issued in reinvestment of distributions	187,269	2,375,437	83,775	1,044,121
Shares redeemed	(1,296,239)	(16,199,038)	(3,202,752)	(38,698,493)

	1,068,504	$13,252,144	(1,421,203)	$(16,544,834)

Class R
Shares sold	247,865	$3,108,656	151,815	$1,861,328
Shares issued in reinvestment of distributions	14,380	181,521	3,427	42,482
Shares redeemed	(129,794)	(1,607,433)	(110,839)	(1,373,786)

	132,451	$1,682,744	44,403	$530,024

	1,085,283	$13,525,912	(1,791,145)	$(21,166,778)

156	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2030 Fund
Institutional
Shares sold	347,365	$4,287,178	288,103	$3,526,403
Shares issued in reinvestment of distributions	111,467	1,406,103	71,817	878,866
Shares redeemed	(488,156)	(6,001,848)	(804,948)	(9,947,867)

	(29,324)	$(308,567)	(445,028)	$(5,542,598)

Investor A
Shares sold and automatic conversion of shares	1,644,036	$19,093,173	1,610,682	$18,849,407
Shares issued in reinvestment of distributions	356,520	4,225,407	244,654	2,824,897
Shares redeemed	(3,348,009)	(38,756,492)	(2,604,584)	(30,551,442)

	(1,347,453)	$(15,437,912)	(749,248)	$(8,877,138)

Investor C
Shares sold	32,393	$388,402	62,421	$756,051
Shares issued in reinvestment of distributions	3,656	44,778	3,213	38,331
Shares redeemed and automatic conversion of shares	(88,468)	(1,051,910)	(52,917)	(636,062)

	(52,419)	$(618,730)	12,717	$158,320

Class K
Shares sold	2,885,650	$35,463,117	2,337,949	$28,574,505
Shares issued in reinvestment of distributions	232,073	2,920,476	161,760	1,973,280
Shares redeemed	(2,174,523)	(26,800,412)	(3,612,758)	(41,859,617)

	943,200	$11,583,181	(1,113,049)	$(11,311,832)

Class R
Shares sold	223,013	$2,689,170	177,183	$2,133,912
Shares issued in reinvestment of distributions	15,224	188,238	7,506	90,307
Shares redeemed	(157,521)	(1,920,632)	(121,771)	(1,424,830)

	80,716	$956,776	62,918	$799,389

	(405,280)	$(3,825,252)	(2,231,690)	$(24,773,859)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2035 Fund
Institutional
Shares sold	224,460	$3,152,903	232,939	$3,263,720
Shares issued in reinvestment of distributions	29,599	429,728	14,221	196,193
Shares redeemed	(119,635)	(1,705,934)	(251,791)	(3,683,619)

	134,424	$1,876,697	(4,631)	$(223,706)

Investor A
Shares sold and automatic conversion of shares	673,650	$9,432,318	564,792	$8,031,542
Shares issued in reinvestment of distributions	58,768	849,094	34,754	478,066
Shares redeemed	(559,551)	(7,841,354)	(355,768)	(5,029,140)

	172,867	$2,440,058	243,778	$3,480,468

Investor C
Shares sold	40,326	$560,996	49,364	$673,976
Shares issued in reinvestment of distributions	4,591	65,214	3,683	49,616
Shares redeemed and automatic conversion of shares	(93,594)	(1,295,145)	(44,663)	(610,808)

	(48,677)	$(668,935)	8,384	$112,784

Class K
Shares sold	2,919,177	$41,896,280	1,992,862	$27,760,275
Shares issued in reinvestment of distributions	209,873	3,103,167	129,515	1,817,827
Shares redeemed	(1,510,197)	(21,682,814)	(2,824,134)	(38,369,204)

	1,618,853	$23,316,633	(701,757)	$(8,791,102)

N O T E S T O F I N A N C I A L S T A T E M E N T S	157

Notes to Financial Statements (continued)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2035 Fund (continued)
Class R
Shares sold	159,989	$2,221,391	180,950	$2,472,580
Shares issued in reinvestment of distributions	10,785	155,569	4,422	60,519
Shares redeemed	(98,304)	(1,369,491)	(98,559)	(1,386,011)

	72,470	$1,007,469	86,813	$1,147,088

	1,949,937	$27,971,922	(367,413)	$(4,274,468)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2040 Fund
Institutional
Shares sold	309,196	$4,892,826	358,221	$5,635,892
Shares issued in reinvestment of distributions	139,068	2,273,663	61,178	936,738
Shares redeemed	(314,282)	(4,953,605)	(634,381)	(9,929,072)

	133,982	$2,212,884	(214,982)	$(3,356,442)

Investor A
Shares sold and automatic conversion of shares	1,826,485	$24,922,115	1,291,059	$17,484,205
Shares issued in reinvestment of distributions	499,155	7,016,057	226,922	3,011,451
Shares redeemed	(2,525,151)	(34,483,687)	(1,730,494)	(23,583,096)

	(199,511)	$(2,545,515)	(212,513)	$(3,087,440)

Investor C
Shares sold	20,006	$305,611	38,439	$580,342
Shares issued in reinvestment of distributions	6,418	102,012	2,498	37,036
Shares redeemed and automatic conversion of shares	(18,975)	(287,639)	(26,518)	(387,868)

	7,449	$119,984	14,419	$229,510

Class K
Shares sold	2,040,712	$32,584,820	1,774,496	$27,797,817
Shares issued in reinvestment of distributions	237,465	3,917,735	117,299	1,808,877
Shares redeemed	(1,397,520)	(22,263,693)	(2,469,371)	(36,790,037)

	880,657	$14,238,862	(577,576)	$(7,183,343)

Class R
Shares sold	120,122	$1,858,295	109,783	$1,634,708
Shares issued in reinvestment of distributions	16,801	269,856	5,984	89,598
Shares redeemed	(95,971)	(1,510,396)	(56,375)	(799,592)

	40,952	$617,755	59,392	$924,714

	863,529	$14,643,970	(931,260)	$(12,473,001)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2045 Fund
Institutional
Shares sold	190,350	$2,955,954	131,268	$1,978,757
Shares issued in reinvestment of distributions	17,366	280,785	9,364	139,183
Shares redeemed	(81,842)	(1,286,598)	(184,288)	(2,974,267)

	125,874	$1,950,141	(43,656)	$(856,327)

Investor A
Shares sold and automatic conversion of shares	580,509	$9,067,933	321,065	$4,880,740
Shares issued in reinvestment of distributions	42,239	680,771	29,683	440,520
Shares redeemed	(378,262)	(5,860,538)	(325,337)	(4,791,042)

	244,486	$3,888,166	25,411	$530,218

158	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2045 Fund (continued)
Investor C
Shares sold	20,069	$301,359	83,011	$1,240,173
Shares issued in reinvestment of distributions	1,897	30,002	2,467	35,815
Shares redeemed and automatic conversion of shares	(30,897)	(455,841)	(73,026)	(1,045,818)

	(8,931)	$(124,480)	12,452	$230,170

Class K
Shares sold	1,924,906	$30,370,376	1,482,108	$22,838,110
Shares issued in reinvestment of distributions	166,474	2,729,015	128,572	1,940,811
Shares redeemed	(1,094,259)	(17,316,097)	(2,062,522)	(30,211,117)

	997,121	$15,783,294	(451,842)	$(5,432,196)

Class R
Shares sold	216,324	$3,348,505	152,496	$2,234,890
Shares issued in reinvestment of distributions	12,013	192,713	4,454	65,473
Shares redeemed	(72,216)	(1,108,858)	(36,081)	(525,892)

	156,121	$2,432,360	120,869	$1,774,471

	1,514,671	$23,929,481	(336,766)	$(3,753,664)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2050 Fund
Institutional
Shares sold	210,543	$4,200,745	176,870	$3,436,536
Shares issued in reinvestment of distributions	27,579	576,837	20,032	384,598
Shares redeemed	(132,679)	(2,636,815)	(278,078)	(5,551,593)

	105,443	$2,140,767	(81,176)	$(1,730,459)

Investor A
Shares sold and automatic conversion of shares	920,168	$18,282,175	634,592	$12,290,109
Shares issued in reinvestment of distributions	96,773	2,014,082	78,847	1,506,230
Shares redeemed	(1,063,776)	(21,074,626)	(564,718)	(11,033,628)

	(46,835)	$(778,369)	148,721	$2,762,711

Investor C
Shares sold	17,670	$344,989	26,909	$520,349
Shares issued in reinvestment of distributions	1,844	37,794	1,811	33,895
Shares redeemed and automatic conversion of shares	(28,396)	(556,570)	(22,564)	(432,498)

	(8,882)	$(173,787)	6,156	$121,746

Class K
Shares sold	1,267,722	$25,505,689	1,142,418	$22,551,258
Shares issued in reinvestment of distributions	83,332	1,751,362	81,396	1,570,722
Shares redeemed	(955,819)	(19,131,992)	(1,743,919)	(32,303,118)

	395,235	$8,125,059	(520,105)	$(8,181,138)

Class R
Shares sold	91,151	$1,812,500	82,784	$1,543,234
Shares issued in reinvestment of distributions	5,190	107,388	3,196	60,436
Shares redeemed	(73,709)	(1,453,091)	(41,083)	(785,873)

	22,632	$466,797	44,897	$817,797

	467,593	$9,780,467	(401,507)	$(6,209,343)

N O T E S T O F I N A N C I A L S T A T E M E N T S	159

Notes to Financial Statements (continued)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2055 Fund
Institutional
Shares sold	154,662	$2,538,132	123,719	$2,023,555
Shares issued in reinvestment of distributions	14,954	257,365	9,084	141,588
Shares redeemed	(60,356)	(994,699)	(145,163)	(2,441,785)

	109,260	$1,800,798	(12,360)	$(276,642)

Investor A
Shares sold and automatic conversion of shares	408,588	$6,706,090	297,106	$4,714,119
Shares issued in reinvestment of distributions	28,976	495,352	23,367	361,625
Shares redeemed	(372,561)	(6,086,658)	(248,300)	(3,825,551)

	65,003	$1,114,784	72,173	$1,250,193

Investor C
Shares sold	16,886	$269,312	37,981	$581,683
Shares issued in reinvestment of distributions	1,419	23,903	1,571	23,709
Shares redeemed and automatic conversion of shares	(46,675)	(749,996)	(20,024)	(302,182)

	(28,370)	$(456,781)	19,528	$303,210

Class K
Shares sold	1,686,696	$28,202,095	1,328,271	$21,637,543
Shares issued in reinvestment of distributions	105,522	1,848,690	80,397	1,274,839
Shares redeemed	(683,988)	(11,405,745)	(1,716,779)	(26,483,371)

	1,108,230	$18,645,040	(308,111)	$(3,570,989)

Class R
Shares sold	98,676	$1,603,376	89,454	$1,374,070
Shares issued in reinvestment of distributions	5,463	93,100	2,922	44,971
Shares redeemed	(62,612)	(1,020,321)	(43,747)	(683,747)

	41,527	$676,155	48,629	$735,294

	1,295,650	$21,779,996	(180,141)	$(1,558,934)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2060 Fund
Institutional
Shares sold	155,849	$1,892,126	75,529	$891,804
Shares issued in reinvestment of distributions	7,102	90,656	2,106	24,354
Shares redeemed	(35,870)	(440,490)	(28,259)	(349,356)

	127,081	$1,542,292	49,376	$566,802

Investor A
Shares sold and automatic conversion of shares	98,636	$1,203,003	96,469	$1,126,740
Shares issued in reinvestment of distributions	4,621	58,834	2,082	23,886
Shares redeemed	(51,988)	(629,962)	(33,294)	(383,854)

	51,269	$631,875	65,257	$766,772

Investor C
Shares sold	5,648	$67,880	2,539	$28,814
Shares issued in reinvestment of distributions	185	2,364	82	938
Shares redeemed and automatic conversion of shares	(3,255)	(39,207)	(454)	(6,216)

	2,578	$31,037	2,167	$23,536

Class K
Shares sold	907,901	$11,127,417	804,834	$9,456,296
Shares issued in reinvestment of distributions	37,195	475,443	26,683	309,690
Shares redeemed	(421,019)	(5,116,962)	(1,017,542)	(11,483,546)

	524,077	$6,485,898	(186,025)	$(1,717,560)

160	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2060 Fund (continued)
Class R
Shares sold	71,170	$866,152	71,636	$826,848
Shares issued in reinvestment of distributions	3,578	45,540	1,323	15,188
Shares redeemed	(35,219)	(426,187)	(18,950)	(219,241)

	39,529	$485,505	54,009	$622,795

	744,534	$9,176,607	(15,216)	$262,345

	Year Ended 12/31/23		Year Ended 12/31/22

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2065 Fund
Institutional
Shares sold	38,400	$424,724	14,647	$155,695
Shares issued in reinvestment of distributions	1,133	13,124	283	2,972
Shares redeemed	(8,401)	(94,274)	(1,981)	(20,751)

	31,132	$343,574	12,949	$137,916

Investor A
Shares sold and automatic conversion of shares	136,416	$1,547,832	70,377	$755,921
Shares issued in reinvestment of distributions	2,809	32,665	1,065	10,910
Shares redeemed	(16,601)	(182,417)	(42,065)	(438,410)

	122,624	$1,398,080	29,377	$328,421

Investor C
Shares sold	15,355	$170,064	13,448	$129,900
Shares issued in reinvestment of distributions	393	4,556	87	878
Shares redeemed and automatic conversion of shares	(6,071)	(70,822)	(1)	(15)

	9,677	$103,798	13,534	$130,763

Class K
Shares sold	345,302	$3,857,008	144,462	$1,534,929
Shares issued in reinvestment of distributions	7,662	89,091	3,704	38,690
Shares redeemed	(105,491)	(1,158,097)	(120,407)	(1,199,664)

	247,473	$2,788,002	27,759	$373,955

Class R
Shares sold	2,267	$24,684	15,349	$153,870
Shares issued in reinvestment of distributions	83	940	11	112
Shares redeemed	(4,100)	(44,540)	(11,285)	(114,337)

	(1,750)	$(18,916)	4,075	$39,645

	409,156	$4,614,538	87,694	$1,010,700

 As of December 31, 2023, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

LifePath Dynamic 2045 Fund	—	—	—	2,003	—
LifePath Dynamic 2055 Fund	—	—	—	2,001	2,000
LifePath Dynamic 2060 Fund	2,000	2,000	2,000	192,000	2,000

As of December 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

LifePath Dynamic 2065 Fund	40,000	40,000	40,000	240,000	40,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	161

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, accounting agent of the Diversified Equity Master Portfolio and International Tilts Master Portfolio, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

162	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

LifePath Dynamic Fund Name	Qualified Dividend Income

LifePath Dynamic Retirement Fund	$1,229,273
LifePath Dynamic 2025 Fund	509,330
LifePath Dynamic 2030 Fund	2,014,844
LifePath Dynamic 2035 Fund	1,168,757
LifePath Dynamic 2040 Fund	2,790,470
LifePath Dynamic 2045 Fund	1,158,459
LifePath Dynamic 2050 Fund	1,830,284
LifePath Dynamic 2055 Fund	954,226
LifePath Dynamic 2060 Fund	259,703
LifePath Dynamic 2065 Fund	94,948

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2023:

LifePath Dynamic Fund Name	Qualified Business Income

LifePath Dynamic Retirement Fund	$80,006
LifePath Dynamic 2025 Fund	33,294
LifePath Dynamic 2030 Fund	110,706
LifePath Dynamic 2035 Fund	54,449
LifePath Dynamic 2040 Fund	113,661
LifePath Dynamic 2045 Fund	48,382
LifePath Dynamic 2050 Fund	61,855
LifePath Dynamic 2055 Fund	32,537
LifePath Dynamic 2060 Fund	7,494
LifePath Dynamic 2065 Fund	3,065

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2023:

LifePath Dynamic Fund Name	20% Rate Long-Term Capital Gain Dividends

LifePath Dynamic Retirement Fund	$10,000,023
LifePath Dynamic 2040 Fund	1,605,724

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2023:

LifePath Dynamic Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

LifePath Dynamic Retirement Fund	$769,829	$97,210
LifePath Dynamic 2025 Fund	301,578	38,984

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

LifePath Dynamic Fund Name	Federal Obligation Interest

LifePath Dynamic Retirement Fund	$1,141,586
LifePath Dynamic 2025 Fund	496,716
LifePath Dynamic 2030 Fund	958,523
LifePath Dynamic 2035 Fund	337,816
LifePath Dynamic 2040 Fund	368,123
LifePath Dynamic 2045 Fund	110,581
LifePath Dynamic 2050 Fund	69,234
LifePath Dynamic 2055 Fund	51,687
LifePath Dynamic 2060 Fund	13,751
LifePath Dynamic 2065 Fund	5,922

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	163

Important Tax Information  (unaudited) (continued)

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

LifePath Dynamic Fund Name	Dividends-Received Deduction

LifePath Dynamic Retirement Fund	3.11%
LifePath Dynamic 2025 Fund	3.45
LifePath Dynamic 2030 Fund	5.59
LifePath Dynamic 2035 Fund	6.07
LifePath Dynamic 2040 Fund	5.42
LifePath Dynamic 2045 Fund	7.63
LifePath Dynamic 2050 Fund	9.71
LifePath Dynamic 2055 Fund	8.48
LifePath Dynamic 2060 Fund	8.29
LifePath Dynamic 2065 Fund	9.28

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

LifePath Dynamic Fund Name	Interest Dividends

LifePath Dynamic Retirement Fund	$3,296,124
LifePath Dynamic 2025 Fund	1,427,175
LifePath Dynamic 2030 Fund	2,844,771
LifePath Dynamic 2035 Fund	1,278,346
LifePath Dynamic 2040 Fund	1,503,519
LifePath Dynamic 2045 Fund	655,922
LifePath Dynamic 2050 Fund	475,199
LifePath Dynamic 2055 Fund	344,639
LifePath Dynamic 2060 Fund	93,932
LifePath Dynamic 2065 Fund	41,029

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

LifePath Dynamic Fund Name	Interest- Related Dividends	Qualified Short-Term Capital Gains

LifePath Dynamic Retirement Fund	$3,143,937	$—
LifePath Dynamic 2025 Fund	1,375,063	—
LifePath Dynamic 2030 Fund	2,719,880	—
LifePath Dynamic 2035 Fund	1,237,313	—
LifePath Dynamic 2040 Fund	1,446,625	2,603,814
LifePath Dynamic 2045 Fund	640,332	—
LifePath Dynamic 2050 Fund	466,168	—
LifePath Dynamic 2055 Fund	343,313	—
LifePath Dynamic 2060 Fund	93,467	—
LifePath Dynamic 2065 Fund	40,776	—

164	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund and BlackRock LifePath® Dynamic 2065 Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	165

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

166	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	167

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	169

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

170	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

LifePath Dynamic Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

400 Howard Street

San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	171

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPDYN-12/23-AR

DECEMBER 31, 2023

2023 Annual Report

BlackRock Funds III

• iShares MSCI Total International Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.04%	26.29%

U.S. small cap equities (Russell 2000® Index)	8.18	16.93

International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24

Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	iShares MSCI Total International Index Fund

Investment Objective

iShares MSCITotal International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, the Fund’s Institutional Shares returned 15.23%, Investor A Shares returned 14.80% and Class K Shares returned 15.24%. The benchmark MSCI ACWI ex USA Index returned 15.62% for the same period.

The Fund invests all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

Developed non-U.S. markets, as represented by the MSCI EAFE Index, posted positive gains over the first quarter of 2023 on the back of optimism of cooling inflation pressure and resilient economic data. Energy shock has been mitigated by warm weather and government energy support measures. Headline news about the banking sector dampened market sentiments and attracted investors’ attention later in the quarter. The overall market calmed after the central banks set out reassuring plans.

In Europe, forward-looking indicators raised hopes that the eurozone may continue to avoid recession. The European Central Bank (“ECB”) reiterated its commitment to return inflation to its 2% target. The Bank of England (“BoE”) and ECB both raised interest rates over the quarter to 4.25% and 3.00%, respectively.

In Japan, the Bank of Japan (“BOJ”) kept their stance toward loose monetary policy amidst currency strength concerns. Inflation is at the highest level in the last 40 years. The Japanese market posted positive gains over the first quarter supported by the resurgence of tourism.

In the second quarter of 2023, developed non-U.S. markets posted positive gains supported by resilient corporate earnings data. The information technology sector rallied and boosted broad market performance, with semiconductor companies leading the way.

The ECB raised interest rates to 4% over the quarter, indicating a potential for further rate hikes due to elevated inflation rates. In the United Kingdom, the BoE raised interest rates to 5% in response to increased inflation triggered by wage growth.

The Japanese equity market posted positive returns over the second quarter supported by a weaker Yen, improved sentiment towards the semiconductor industry, and a strong corporate earnings season.

Global growth and inflation concerns took center stage in shaping sentiment across developed markets. Developed European equities fell over the third quarter amid worries about the potential impact of further rate hikes on economic growth.

The cooling inflation rate in Europe raised optimism that the rate hike cycle was nearing its endpoint. The ECB raised interest rates in both July and September 2023, signaling a pause ahead, as the current level was deemed sufficient to guide inflation back to its target. However, the BoE maintained rates unchanged in September 2023 but indicated a longer period of elevated rates.

In Japan, equity markets rallied on the back of rising rates and robust earnings results. The weakened Yen, coupled with strong domestic demand, heightened investor sentiment, and supported market performance throughout the quarter. The BOJ announced policy adjustments that supported a gradual increase in Japanese government bond yields.

Developed non-U.S. markets posted positive gains over the fourth quarter 2023, supported by the optimism of cooling inflationary pressure and resilient economic data. With inflation returning closer to central banks’ targets, investors increased expectations that the rate-hiking cycle may have been over and increased their hopes for rate cuts in 2024.

In the Eurozone, with inflation data returning closer to the 2% target, the ECB kept interest rates at 4.00% in October 2023 after 10 consecutive hikes. In the United Kingdom, data contributed to hopes that the BoE may have finished its series of interest rate hikes. The BoE kept rates at 5.25% during the quarter.

In Japan, core consumer price growth picked up in the quarter to 2.9% in October 2023. The BoJ kept interest rates at -0.1%. The BoJ is the only major central bank to maintain interest rates below zero with the hope of ending Japan’s decades of deflation.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI ACWI ex USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2023 (continued)	iShares MSCI Total International Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	10 Years

Institutional	15.23%	6.83%	3.62%
Investor A	14.80	6.53	3.34
Class K	15.24	6.86	3.65

MSCI ACWI ex USA Index	15.62	7.08	3.83

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,050.00	$ 0.88		$ 1,000.00	$ 1,024.35	$ 0.87		0.17%
Investor A	1,000.00	1,048.60	2.17		1,000.00	1,023.09	2.14		0.42
Class K	1,000.00	1,049.70	0.60		1,000.00	1,024.62	0.59		0.12

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares MSCI Total International Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

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Statement of Assets and Liabilities

December 31, 2023

iShares MSCI Total International Index Fund

ASSETS
Investments, at value — Master Portfolio	$1,747,404,016
Receivables:
Capital shares sold	3,131,750
From the Administrator	22,129
Withdrawals from the Master Portfolio	2,399,444
Prepaid expenses	24,861

Total assets	1,752,982,200

LIABILITIES
Payables:
Accounting services fees	1,241
Capital shares redeemed	5,530,887
Officer’s fees	531
Other accrued expenses	2,607
Professional fees	24,594
Service fees	9,857
Transfer agent fees	18,211

Total liabilities	5,587,928

Commitments and contingent liabilities

NET ASSETS	$1,747,394,272

NET ASSETS CONSIST OF
Paid-in capital	$1,564,812,518
Accumulated earnings	182,581,754

NET ASSETS	$1,747,394,272

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities  (continued)

December 31, 2023

iShares MSCI Total International Index Fund

NET ASSET VALUE

Institutional

Net assets	$686,406,131

Shares outstanding	71,811,529

Net asset value	$9.56

Shares authorized	Unlimited

Par value	N/A

Investor A

Net assets	$49,636,942

Shares outstanding	5,190,001

Net asset value	$9.56

Shares authorized	Unlimited

Par value	N/A

Class K

Net assets	$1,011,351,199

Shares outstanding	102,229,615

Net asset value	$9.89

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

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Statement of Operations

Year Ended December 31, 2023

iShares MSCI Total International Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$52,457,846
Dividends — affiliated	785,503
Securities lending income — affiliated — net	280,944
Foreign taxes withheld	(6,719,331)
Expenses	(1,333,202)
Fees waived	17,990

Total investment income	45,489,750

FUND EXPENSES
Transfer agent — class specific	481,242
Registration	223,875
Administration	159,662
Service — class specific	131,484
Professional	78,649
Printing and postage	24,311
Accounting services	4,964
Officer	558
Miscellaneous	12,009

Total expenses	1,116,754
Less:
Fees waived and/or reimbursed by the Administrator	(81,654)
Transfer agent fees waived and/or reimbursed by the Administrator — class specific	(101,298)

Total expenses after fees waived and/or reimbursed	933,802

Net investment income	44,555,948

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated(a)	(40,763,649)
Investments — affiliated	11,836
Forward foreign currency exchange contracts	3,806
Foreign currency transactions	(103,557)
Futures contracts	114,685

(40,736,879)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	222,079,575
Investments — affiliated	(1,643)
Forward foreign currency exchange contracts	5,290
Foreign currency translations	(40,752)
Futures contracts	37,919

222,080,389

Net realized and unrealized gain	181,343,510

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$225,899,458

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(438,201)
(b) Net of increase in deferred foreign capital gain tax of	$(1,347,079)

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares MSCI Total International Index Fund

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$44,555,948	$40,580,001
Net realized loss	(40,736,879)	(73,472,013)
Net change in unrealized appreciation (depreciation)	222,080,389	(203,083,468)

Net increase (decrease) in net assets resulting from operations	225,899,458	(235,975,480)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(19,150,068)	(13,769,061)
Investor A	(1,503,144)	(1,362,762)
Class K	(29,309,927)	(22,647,677)

Decrease in net assets resulting from distributions to shareholders	(49,963,139)	(37,779,500)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	70,027,670	372,096,857

NET ASSETS
Total increase in net assets	245,963,989	98,341,877
Beginning of year	1,501,430,283	1,403,088,406

End of year	$1,747,394,272	$1,501,430,283

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund

	Institutional

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$8.56	$10.54	$10.10	$9.35	$7.97

Net investment income(a)	0.25	0.26	0.25	0.18	0.27
Net realized and unrealized gain (loss)	1.04	(1.99)	0.51	0.77	1.40

Net increase (decrease) from investment operations	1.29	(1.73)	0.76	0.95	1.67

Distributions from net investment income(b)	(0.29)	(0.25)	(0.32)	(0.20)	(0.29)

Net asset value, end of year	$9.56	$8.56	$10.54	$10.10	$9.35

Total Return(c)
Based on net asset value	15.23%	(16.37)%	7.60%	10.72%	21.18%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.18%	0.12%	0.15%	0.16%	0.16	%(g)

Total expenses after fees waived and/or reimbursed	0.16%	0.11%	0.15%	0.15%	0.16%

Net investment income	2.75%	2.90%	2.31%	2.08%	3.08%

Supplemental Data
Net assets, end of year (000)	$686,406	$597,193	$545,767	$156,711	$264,845

Portfolio turnover rate of the Master Portfolio	29%	28%	13%	23%	5%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Investor A

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$8.57	$10.55	$10.07	$9.32	$7.95

Net investment income(a)	0.23	0.24	0.23	0.17	0.25
Net realized and unrealized gain (loss)	1.02	(2.00)	0.51	0.76	1.39

Net increase (decrease) from investment operations	1.25	(1.76)	0.74	0.93	1.64

Distributions from net investment income(b)	(0.26)	(0.22)	(0.26)	(0.18)	(0.27)

Net asset value, end of year	$9.56	$8.57	$10.55	$10.07	$9.32

Total Return(c)
Based on net asset value	14.80%	(16.61)%	7.37%	10.47%	20.80%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.43%	0.42%	0.40%	0.42%	0.41	%(g)

Total expenses after fees waived and/or reimbursed	0.41%	0.41%	0.39%	0.41%	0.41%

Net investment income	2.57%	2.67%	2.14%	2.01%	2.84%

Supplemental Data
Net assets, end of year (000)	$49,637	$52,026	$63,214	$383,705	$341,385

Portfolio turnover rate of the Master Portfolio	29%	28%	13%	23%	5%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Class K

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$8.85	$10.89	$10.42	$9.64	$8.21

Net investment income(a)	0.27	0.27	0.27	0.20	0.28
Net realized and unrealized gain (loss)	1.06	(2.06)	0.53	0.79	1.44

Net increase (decrease) from investment operations	1.33	(1.79)	0.80	0.99	1.72

Distributions from net investment income(b)	(0.29)	(0.25)	(0.33)	(0.21)	(0.29)

Net asset value, end of year	$9.89	$8.85	$10.89	$10.42	$9.64

Total Return(c)
Based on net asset value	15.24%	(16.39)%	7.70%	10.76%	21.22%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.12%	0.10%	0.10%	0.12%	0.11	%(g)

Total expenses after fees waived and/or reimbursed	0.11%	0.10%	0.10%	0.11%	0.11%

Net investment income	2.83%	2.97%	2.43%	2.31%	3.15%

Supplemental Data
Net assets, end of year (000)	$1,011,351	$852,211	$794,108	$665,801	$488,498

Portfolio turnover rate of the Master Portfolio	29%	28%	13%	23%	5%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares MSCI Total International Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2023, the percentage of the Master Portfolio owned by the Fund was 100.0%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Investor A and Class K Shares	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker- dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2023, the class specific service fees borne directly by Investor A Shares were $131,484.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2023, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total

Reimbursed amounts	$2,069	$1,205	$4,602	$7,876

For the year ended December 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total

Transfer agent fees — class specific	$401,281	$37,568	$42,393	$481,242

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator and the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.16%
Investor A	0.41
Class K	0.11

The Administrator and the Manager have agreed not to reduce or discontinue these contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. During the year ended December 31, 2023, the Administrator waived $81,654 pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Administrator are included in transfer agent fees waived and/or reimbursed by the Administrator - class specific in the Statement of Operations. For the year ended December 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Class K	Total

Transfer agent fees waived and/or reimbursed by the Administrator — class specific	$75,727	$7,699	$17,872	$101,298

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22

iShares MSCI Total International Index Fund
Ordinary income	$49,963,139	$37,779,500

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

iShares MSCI Total International Index Fund	$4,263,166	$(144,509,888)	$322,828,476	$182,581,754

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares MSCI Total International Index Fund Institutional
Shares sold	45,869,123	$413,465,184	59,896,906	$509,644,196
Shares issued in reinvestment of distributions	2,104,178	19,149,985	1,628,419	13,769,013
Shares redeemed	(45,903,982)	(410,048,074)	(43,568,446)	(371,188,980)

	2,069,319	$22,567,095	17,956,879	$152,224,229

Investor A
Shares sold	793,803	$7,260,048	1,076,933	$9,760,108
Shares issued in reinvestment of distributions	164,987	1,502,437	160,443	1,360,746
Shares redeemed	(1,841,182)	(16,625,108)	(1,159,493)	(10,231,571)

	(882,392)	$(7,862,623)	77,883	$889,283

Class K
Shares sold	35,098,970	$329,600,064	51,270,615	$473,869,941
Shares issued in reinvestment of distributions	3,107,323	29,261,632	2,591,085	22,559,468
Shares redeemed	(32,229,185)	(303,538,498)	(30,546,152)	(277,446,064)

	5,977,108	$55,323,198	23,315,548	$218,983,345

	7,164,035	$70,027,670	41,350,310	$372,096,857

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares MSCI Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares MSCI Total International Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the accounting agent of the Total International ex U.S. Index Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	17

Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Dividend Income

iShares MSCI Total International Index Fund	$40,741,081

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

iShares MSCI Total International Index Fund	$55,623,890	$6,324,091

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest

iShares MSCI Total International Index Fund	$103,590

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

iShares MSCI Total International Index Fund	0.03%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends

iShares MSCI Total International Index Fund	$648,049

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends

iShares MSCI Total International Index Fund	$648,049

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2023	Total International ex U.S. Index Master Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	1.9%
Novo Nordisk A/S, Class B	1.4
Nestle SA, Registered Shares	1.3
ASML Holding NV	1.2
Samsung Electronics Co. Ltd.	1.2
Tencent Holdings Ltd.	1.0
LVMH Moet Hennessy Louis Vuitton SE	0.9
Shell PLC	0.9
Novartis AG, Class N, Registered Shares	0.8
AstraZeneca PLC	0.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	14.5%
United Kingdom	8.5
Canada	7.7
France	7.6
China	7.4
Switzerland	5.9
Germany	5.5
Australia	5.4
India	4.7
Taiwan	4.5
United States	3.7
South Korea	3.6
Netherlands	3.3
Denmark	2.2
Sweden	2.1
Spain	1.7
Brazil	1.6
Hong Kong	1.5
Italy	1.5
Saudi Arabia	1.2
Other#	9.3
Liabilities in Excess of Other Assets	(3.4)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

M A S T E R P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.4%
Ampol Ltd.	14,063	$346,585
ANZ Group Holdings Ltd.	206,080	3,641,027
APA Group	76,671	446,190
Aristocrat Leisure Ltd.	43,135	1,198,442
ASX Ltd.	15,181	652,221
Aurizon Holdings Ltd.	137,482	355,932
BHP Group Ltd., Class DI	352,738	12,051,156
BlueScope Steel Ltd.	28,378	452,415
Brambles Ltd.	96,208	891,741
CAR Group Ltd.	24,727	523,997
Cochlear Ltd.	4,363	887,634
Coles Group Ltd.	85,106	934,894
Commonwealth Bank of Australia	117,320	8,941,775
Computershare Ltd.	37,235	620,163
CSL Ltd.	33,077	6,448,332
Dexus	79,034	413,043
EBOS Group Ltd.	10,308	231,179
Endeavour Group Ltd./Australia	115,390	409,785
Fortescue Ltd.	116,123	2,289,637
Glencore PLC	722,236	4,341,393
Goodman Group	116,789	2,010,740
GPT Group	129,031	407,217
IDP Education Ltd. (a)	21,359	291,361
IGO Ltd.	49,565	305,475
Insurance Australia Group Ltd.	155,067	599,391
Lottery Corp. Ltd.	155,513	513,130
Macquarie Group Ltd.	26,672	3,338,847
Medibank Pvt Ltd.	244,180	592,813
Mineral Resources Ltd.	13,255	631,384
Mirvac Group	235,746	335,378
National Australia Bank Ltd.	223,688	4,675,279
Northern Star Resources Ltd.	84,258	781,754
Orica Ltd.	41,369	449,691
Origin Energy Ltd.	129,582	747,778
Pilbara Minerals Ltd. (a)	234,454	629,303
Qantas Airways Ltd. (b)	53,113	194,554
QBE Insurance Group Ltd.	107,295	1,087,176
Ramsay Health Care Ltd.	12,189	437,246
REA Group Ltd.	3,131	386,082
Reece Ltd.	18,949	289,030
Rio Tinto Ltd.	25,455	2,357,076
Rio Tinto PLC	79,558	5,917,609
Santos Ltd.	222,708	1,157,971
Scentre Group	405,158	825,067
SEEK Ltd.	20,381	370,792
Sonic Healthcare Ltd.	30,007	655,675
South32 Ltd.	293,566	663,941
Stockland	205,293	622,579
Suncorp Group Ltd.	95,389	903,273
Telstra Group Ltd.	298,631	806,984
Transurban Group (a)	211,241	1,973,916
Treasury Wine Estates Ltd.	53,683	394,973
Vicinity Ltd.	257,934	358,299
Washington H Soul Pattinson & Co. Ltd.	19,317	431,536
Wesfarmers Ltd.	77,796	3,025,402
Westpac Banking Corp.	240,626	3,754,361
WiseTech Global Ltd. (a)	11,221	575,127

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	130,202	$2,749,424
Woolworths Group Ltd.	83,569	2,120,141

		94,445,316

Austria — 0.1%
Erste Group Bank AG	23,578	955,025
OMV AG	9,141	401,040
Verbund AG	4,162	385,699
Voestalpine AG	8,881	279,626

		2,021,390

Belgium — 0.5%
Ageas SA/NV	13,582	590,417
Anheuser-Busch InBev SA	59,562	3,844,614
D’ieteren Group	1,225	239,625
Elia Group SA/NV	2,515	314,815
Groupe Bruxelles Lambert NV	6,898	543,237
KBC Group NV	17,925	1,163,321
Lotus Bakeries NV	27	245,309
Sofina SA	925	230,626
Syensqo SA (b)	4,759	495,214
UCB SA	9,376	817,321
Umicore SA	13,889	382,044
Warehouses De Pauw CVA	14,567	458,542

		9,325,085

Brazil — 1.2%
Ambev SA	304,175	854,856
Atacadao SA	57,685	147,822
B3 SA - Brasil Bolsa Balcao	376,554	1,126,638
Banco Bradesco SA	98,456	309,972
Banco BTG Pactual SA	88,794	686,779
Banco do Brasil SA	52,849	602,449
Banco Santander Brasil SA	25,605	169,332
BB Seguridade Participacoes SA	53,016	368,208
CCR SA	52,851	154,259
Centrais Eletricas Brasileiras SA	92,400	800,468
Cia de Saneamento Basico do Estado de Sao Paulo	21,664	332,970
Cia Siderurgica Nacional SA	38,838	154,995
Cosan SA	110,276	434,374
CPFL Energia SA	19,091	151,394
Energisa SA	23,622	261,810
Eneva SA (b)	70,481	197,545
Engie Brasil Energia SA	25,356	236,561
Equatorial Energia SA	71,459	525,675
Hapvida Participacoes e Investimentos SA (b)(c)	332,416	304,293
Hypera SA	36,235	266,897
JBS S/A	44,372	225,279
Klabin SA	50,466	230,846
Localiza Rent a Car SA	62,258	815,131
Lojas Renner SA	59,690	214,182
Magazine Luiza SA (b)	169,648	75,425
Natura & Co. Holding SA (b)	91,017	312,081
Petroleo Brasileiro SA	255,174	2,037,612
PRIO SA	59,039	558,489
Raia Drogasil SA	86,360	522,789
Rede D’Or Sao Luiz SA (c)	40,523	240,084
Rumo SA	94,600	447,205
Sendas Distribuidora S/A	131,827	365,224
Suzano SA	48,247	549,429
Telefonica Brasil SA	36,056	396,059
TIM SA/Brazil	41,040	151,136

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
TOTVS SA	46,780	$324,435
Ultrapar Participacoes SA	45,628	247,521
Vale SA	233,438	3,697,350
Vibra Energia SA	77,463	362,839
WEG SA	120,379	914,487

		20,774,900

Canada — 7.7%
Agnico Eagle Mines Ltd.	33,743	1,850,065
Air Canada (a)(b)	13,677	192,916
Algonquin Power & Utilities Corp. (a)	52,297	329,952
Alimentation Couche-Tard, Inc.	56,575	3,331,608
AltaGas Ltd. (a)	16,709	350,813
ARC Resources Ltd. (a)	38,010	564,248
Bank of Montreal	50,952	5,041,558
Bank of Nova Scotia (a)	85,410	4,157,537
Barrick Gold Corp. (a)	120,373	2,174,808
BCE, Inc.	4,874	191,900
Brookfield Asset Management Ltd., Class A	25,782	1,035,522
Brookfield Corp., Class A	96,542	3,872,463
BRP, Inc. (a)	3,898	278,939
CAE, Inc. (b)	26,382	569,432
Cameco Corp.	29,694	1,280,267
Canadian Apartment Properties REIT (a)	5,093	187,569
Canadian Imperial Bank of Commerce	66,372	3,195,754
Canadian National Railway Co. (a)	40,004	5,028,238
Canadian Natural Resources Ltd.	75,931	4,974,582
Canadian Pacific Kansas City Ltd.	63,844	5,051,436
Canadian Tire Corp. Ltd., Class A	3,349	355,663
Canadian Utilities Ltd., Class A	7,661	184,377
CCL Industries, Inc., Class B	9,289	417,744
Cenovus Energy, Inc.	98,188	1,636,158
CGI, Inc. (b)	14,733	1,578,317
Constellation Software, Inc./Canada	1,380	3,421,511
Descartes Systems Group, Inc. (b)	5,669	476,306
Dollarama, Inc.	19,542	1,408,298
Element Fleet Management Corp.	24,611	400,448
Emera, Inc.	19,724	748,739
Empire Co. Ltd., Series 2020, Class A	13,709	362,628
Enbridge, Inc.	150,734	5,426,219
Fairfax Financial Holdings Ltd.	1,464	1,350,707
First Quantum Minerals Ltd.	36,689	300,423
FirstService Corp. (a)	2,427	393,159
Fortis, Inc./Canada	33,460	1,376,480
Franco-Nevada Corp.	13,163	1,458,008
George Weston Ltd.	3,891	483,053
GFL Environmental, Inc.	15,379	530,527
Gildan Activewear, Inc.	13,731	454,090
Great-West Lifeco, Inc.	18,393	608,820
Hydro One Ltd. (c)	22,519	674,695
iA Financial Corp., Inc.	6,622	451,428
IGM Financial, Inc. (a)	4,062	107,325
Imperial Oil Ltd.	15,043	856,908
Intact Financial Corp.	13,086	2,013,292
Ivanhoe Mines Ltd., Class A (a)(b)	38,741	375,700
Keyera Corp. (a)	14,274	345,041
Kinross Gold Corp.	89,851	543,832
Loblaw Cos. Ltd.	10,954	1,060,473
Lundin Mining Corp. (a)	38,227	312,728
Magna International, Inc. (a)	19,911	1,176,433
Manulife Financial Corp.	126,146	2,787,483
MEG Energy Corp. (b)	19,708	352,053

Security	Shares	Value

Canada (continued)
Metro, Inc.	14,973	$775,064
National Bank of Canada (a)	23,175	1,766,481
Northland Power, Inc.	23,241	422,181
Nutrien Ltd.	34,018	1,916,489
Onex Corp.	4,171	291,267
Open Text Corp.	20,676	868,983
Pan American Silver Corp. (a)	24,338	397,291
Parkland Corp.	12,474	402,071
Pembina Pipeline Corp.	38,676	1,331,572
Power Corp. of Canada (a)	39,983	1,143,320
Quebecor, Inc., Class B	9,595	228,244
RB Global, Inc. (a)	11,647	779,397
Restaurant Brands International, Inc.	20,529	1,603,990
RioCan Real Estate Investment Trust	9,233	129,745
Rogers Communications, Inc., Class B	25,085	1,174,312
Royal Bank of Canada	96,937	9,803,070
Saputo, Inc.	16,184	327,698
Shopify, Inc., Class A (b)	84,484	6,577,389
Stantec, Inc.	7,410	594,903
Sun Life Financial, Inc.	40,235	2,086,675
Suncor Energy, Inc.	90,433	2,897,159
TC Energy Corp. (a)	74,147	2,896,380
Teck Resources Ltd., Class B (b)	31,245	1,320,729
TELUS Corp.	30,289	539,010
TFI International, Inc.	6,198	843,083
Thomson Reuters Corp. (a)	11,577	1,692,625
TMX Group Ltd.	19,820	479,402
Toromont Industries Ltd.	5,474	479,628
Toronto-Dominion Bank	126,067	8,145,999
Tourmaline Oil Corp.	22,500	1,011,868
West Fraser Timber Co. Ltd.	3,452	295,324
Wheaton Precious Metals Corp.	32,629	1,609,719
WSP Global, Inc.	8,924	1,250,929

		134,170,670

Cayman Islands — 0.0%
MINISO Group Holding Ltd.	34,528	176,415

Chile — 0.1%
Antofagasta PLC	24,306	519,710
Banco de Chile	3,300,922	387,944
Banco de Credito e Inversiones SA	3,375	91,365
Banco Santander Chile	3,568,890	174,189
Cencosud SA	73,021	137,172
Cia Sud Americana de Vapores SA	1,681,449	103,253
Empresas CMPC SA	65,894	127,149
Empresas Copec SA	41,034	298,553
Enel Americas SA (b)	1,282,819	141,968
Enel Chile SA	1,792,039	116,075
Falabella SA (b)	52,829	131,934
Latam Airlines Group SA	17,025,204	184,550

		2,413,862

China — 7.4%
360 Security Technology, Inc., Class A (b)	73,500	92,867
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	14,800	39,084
3SBio, Inc. (c)	95,500	92,093
AAC Technologies Holdings, Inc.	49,000	145,616
Advanced Micro-Fabrication Equipment, Inc. China, Class A	5,400	116,345
AECC Aviation Power Co. Ltd., Class A	7,600	39,852
Agricultural Bank of China Ltd., Class A	289,800	148,037
Agricultural Bank of China Ltd., Class H	2,250,000	867,908

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Aier Eye Hospital Group Co. Ltd., Class A	27,670	$61,488
Air China Ltd., Class A (b)	20,298	20,909
Air China Ltd., Class H (b)	230,000	145,600
Airtac International Group	8,371	275,055
Alibaba Group Holding Ltd.	1,126,052	10,846,735
Alibaba Health Information Technology Ltd. (a)(b)	556,000	302,312
Aluminum Corp. of China Ltd., Class A	100,100	79,237
Aluminum Corp. of China Ltd., Class H	462,000	230,970
Angel Yeast Co. Ltd., Class A	6,000	29,634
Anhui Conch Cement Co. Ltd., Class A	17,700	56,039
Anhui Conch Cement Co. Ltd., Class H	89,500	206,669
Anhui Gujing Distillery Co. Ltd., Class A	1,500	49,034
Anhui Gujing Distillery Co. Ltd., Class B	8,500	129,424
ANTA Sports Products Ltd.	91,200	886,400
Asymchem Laboratories Tianjin Co. Ltd., Class A	2,800	45,593
Autohome, Inc., ADR (a)	3,727	104,580
AviChina Industry & Technology Co. Ltd., Class H	116,000	49,733
Baidu, Inc., Class A (b)	166,252	2,474,813
Bank of Beijing Co. Ltd., Class A	100,100	63,628
Bank of Chengdu Co. Ltd., Class A	6,800	10,745
Bank of China Ltd., Class A	352,000	197,105
Bank of China Ltd., Class H	5,447,000	2,069,760
Bank of Communications Co. Ltd., Class A	134,200	108,130
Bank of Communications Co. Ltd., Class H	782,700	488,581
Bank of Jiangsu Co. Ltd., Class A	54,240	50,923
Bank of Nanjing Co. Ltd., Class A	57,500	59,549
Bank of Ningbo Co. Ltd., Class A	28,160	79,540
Bank of Shanghai Co. Ltd., Class A	76,510	64,098
Baoshan Iron & Steel Co. Ltd., Class A	75,798	63,097
BeiGene Ltd. (b)	52,069	726,029
Beijing Enterprises Holdings Ltd.	67,500	234,738
Beijing Kingsoft Office Software, Inc., Class A	3,403	150,883
Beijing Tongrentang Co. Ltd., Class A	5,500	41,445
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	6,699	70,594
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	246,900	170,446
Bilibili, Inc., Class Z (b)	17,519	212,766
BOC Hong Kong Holdings Ltd.	242,500	658,757
BOE Technology Group Co. Ltd., Class A	158,600	86,806
Budweiser Brewing Co. APAC Ltd. (c)	114,100	213,903
BYD Co. Ltd., Class A	6,700	186,192
BYD Co. Ltd., Class H	71,500	1,972,301
BYD Electronic International Co. Ltd.	62,500	293,046
Cambricon Technologies Corp. Ltd., Class A (b)	5,761	108,808
Canmax Technologies Co. Ltd., Class A	12,870	45,760
CGN Power Co. Ltd., Class H (c)	675,000	176,420
Changchun High & New Technology Industry Group, Inc., Class A	2,200	44,998
Chaozhou Three-Circle Group Co. Ltd., Class A	6,900	28,504
China Cinda Asset Management Co. Ltd., Class H	522,000	52,151
China CITIC Bank Corp. Ltd., Class H	547,000	257,980
China Coal Energy Co. Ltd., Class H	194,000	176,584
China Communications Services Corp. Ltd., Class H	138,000	57,226
China Construction Bank Corp., Class A	183,600	167,792
China Construction Bank Corp., Class H	6,889,000	4,097,924
China CSSC Holdings Ltd., Class A	30,600	126,439
China Energy Engineering Corp. Ltd., Class A	19,100	5,629
China Everbright Bank Co. Ltd., Class A	318,300	118,240
China Feihe Ltd. (c)	213,000	116,540
China Galaxy Securities Co. Ltd., Class A	57,500	97,279
China Galaxy Securities Co. Ltd., Class H	413,500	218,752
China Hongqiao Group Ltd.	133,000	108,903

Security	Shares	Value

China (continued)
China International Capital Corp. Ltd., Class A	6,800	$36,316
China International Capital Corp. Ltd., Class H (c)	80,800	118,717
China Life Insurance Co. Ltd., Class A	7,300	29,069
China Life Insurance Co. Ltd., Class H	474,000	615,559
China Literature Ltd. (b)(c)	21,400	79,804
China Longyuan Power Group Corp. Ltd., Class H	323,000	245,281
China Medical System Holdings Ltd.	81,000	143,542
China Mengniu Dairy Co. Ltd.	242,000	651,927
China Merchants Bank Co. Ltd., Class A	120,100	469,046
China Merchants Bank Co. Ltd., Class H	284,078	988,173
China Merchants Energy Shipping Co. Ltd., Class A	133,700	110,328
China Merchants Securities Co. Ltd., Class A	26,300	50,358
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	32,997	44,188
China Minsheng Banking Corp. Ltd., Class A	159,000	83,445
China Minsheng Banking Corp. Ltd., Class H	361,180	122,614
China National Building Material Co. Ltd., Class H	228,000	97,637
China National Nuclear Power Co. Ltd., Class A	127,500	134,197
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	7,700	20,888
China Oilfield Services Ltd., Class H	182,000	186,021
China Overseas Land & Investment Ltd.	245,500	433,131
China Overseas Property Holdings Ltd., Class H	85,000	63,789
China Pacific Insurance Group Co. Ltd., Class A	27,600	92,239
China Pacific Insurance Group Co. Ltd., Class H	220,000	445,039
China Petroleum & Chemical Corp., Class A	186,500	146,033
China Petroleum & Chemical Corp., Class H	1,910,400	1,001,152
China Railway Group Ltd., Class A	122,200	97,450
China Railway Group Ltd., Class H	230,000	102,555
China Resources Gas Group Ltd.	98,200	322,304
China Resources Land Ltd.	207,111	743,118
China Resources Mixc Lifestyle Services Ltd. (a)(c)	55,000	196,167
China Resources Pharmaceutical Group Ltd. (c)	170,000	111,750
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	16,900	117,976
China Ruyi Holdings Ltd. (b)	596,000	132,166
China Shenhua Energy Co. Ltd., Class A	31,800	139,998
China Shenhua Energy Co. Ltd., Class H	260,000	891,651
China Southern Airlines Co. Ltd., Class A (b)	136,100	110,042
China Southern Airlines Co. Ltd., Class H (b)	152,000	64,466
China State Construction Engineering Corp. Ltd., Class A	145,500	98,251
China State Construction International Holdings Ltd.	188,000	217,554
China Three Gorges Renewables Group Co. Ltd., Class A	116,800	71,633
China Tourism Group Duty Free Corp. Ltd., Class A	7,000	82,241
China Tourism Group Duty Free Corp. Ltd., Class H (c)	5,500	54,071
China Tower Corp. Ltd., Class H (c)	2,650,000	278,535
China United Network Communications Ltd., Class A	225,300	138,434
China Vanke Co. Ltd., Class A	62,901	92,436
China Vanke Co. Ltd., Class H	86,200	79,780
China Yangtze Power Co. Ltd., Class A	143,800	471,058
China Zheshang Bank Co. Ltd., Class A	257,920	91,201
Chinasoft International Ltd.	150,000	115,138
Chongqing Changan Automobile Co. Ltd., Class A	55,510	131,127
Chongqing Zhifei Biological Products Co. Ltd., Class A	26,450	226,760
Chow Tai Fook Jewellery Group Ltd. (a)	165,800	247,011
CITIC Ltd.	500,000	499,927
CITIC Securities Co. Ltd., Class A	96,215	275,197
CITIC Securities Co. Ltd., Class H	173,450	354,382

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
CMOC Group Ltd., Class A	169,700	$123,781
CMOC Group Ltd., Class H	213,000	116,528
Contemporary Amperex Technology Co. Ltd., Class A	21,600	494,910
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	12,400	21,300
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	170,000	160,408
COSCO SHIPPING Holdings Co. Ltd., Class A	70,377	94,618
COSCO SHIPPING Holdings Co. Ltd., Class H	179,350	180,330
Country Garden Holdings Co. Ltd. (b)	447,270	44,765
Country Garden Services Holdings Co. Ltd.	107,000	92,657
CRRC Corp. Ltd., Class A	246,400	181,832
CRRC Corp. Ltd., Class H	309,000	136,214
CSC Financial Co. Ltd., Class A	17,500	58,109
CSPC Pharmaceutical Group Ltd.	664,400	618,370
Daqin Railway Co. Ltd., Class A	53,300	53,931
Daqo New Energy Corp., ADR (a)(b)	4,761	126,643
Dongfeng Motor Group Co. Ltd., Class H	138,000	68,768
East Buy Holding Ltd. (b)(c)	26,000	92,636
East Money Information Co. Ltd., Class A	86,250	170,094
Ecovacs Robotics Co. Ltd., Class A	1,800	10,466
ENN Energy Holdings Ltd.	50,400	372,176
Eve Energy Co. Ltd., Class A	4,600	27,259
Everbright Securities Co. Ltd., Class A	28,900	62,529
Fangda Carbon New Material Co. Ltd., Class A (b)	10,420	7,662
Flat Glass Group Co. Ltd., Class A	18,000	67,408
Flat Glass Group Co. Ltd., Class H	16,000	27,007
Focus Media Information Technology Co. Ltd., Class A	37,300	33,110
Foshan Haitian Flavouring & Food Co. Ltd., Class A	28,572	152,221
Fosun International Ltd.	131,500	77,305
Founder Securities Co. Ltd., Class A	33,200	37,531
Foxconn Industrial Internet Co. Ltd., Class A	116,000	245,955
Futu Holdings Ltd., ADR (a)(b)	4,810	262,770
Fuyao Glass Industry Group Co. Ltd., Class A	13,000	68,198
Fuyao Glass Industry Group Co. Ltd., Class H (c)	38,800	188,935
Ganfeng Lithium Group Co. Ltd., Class A	10,780	64,737
Ganfeng Lithium Group Co. Ltd., Class H (c)	29,040	109,711
GD Power Development Co. Ltd., Class A	235,600	137,524
GDS Holdings Ltd., Class A (b)	52,272	59,154
Geely Automobile Holdings Ltd.	403,000	443,949
Genscript Biotech Corp. (a)(b)	68,000	173,066
GF Securities Co. Ltd., Class A	12,900	25,874
GF Securities Co. Ltd., Class H	93,600	112,085
GigaDevice Semiconductor, Inc., Class A	980	12,697
Ginlong Technologies Co. Ltd., Class A	4,800	47,046
GoerTek, Inc., Class A	17,700	52,156
Goldwind Science & Technology Co. Ltd., Class A	64,400	72,272
Gotion High-tech Co. Ltd., Class A (b)	16,100	48,544
Great Wall Motor Co. Ltd., Class A	13,605	48,169
Great Wall Motor Co. Ltd., Class H	156,000	202,791
Gree Electric Appliances, Inc. of Zhuhai, Class A	9,100	41,115
Greentown China Holdings Ltd.	83,500	85,152
Guangdong Haid Group Co. Ltd., Class A	10,700	67,438
Guangzhou Automobile Group Co. Ltd., Class A	19,900	24,435
Guangzhou Automobile Group Co. Ltd., Class H	176,400	82,028
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	5,700	36,599
Guangzhou Tinci Materials Technology Co. Ltd., Class A	7,200	25,332
Guosen Securities Co. Ltd., Class A	25,900	31,049
Guotai Junan Securities Co. Ltd., Class A	55,544	116,006

Security	Shares	Value

China (continued)
H World Group Ltd., ADR (a)	17,158	$573,764
Haidilao International Holding Ltd. (c)	162,000	302,208
Haier Smart Home Co. Ltd., Class A	41,800	123,254
Haier Smart Home Co. Ltd., Class H	151,400	427,649
Haitian International Holdings Ltd.	51,000	126,245
Haitong Securities Co. Ltd., Class A	45,000	59,183
Haitong Securities Co. Ltd., Class H	173,200	92,528
Hangzhou First Applied Material Co. Ltd., Class A	21,756	74,131
Hangzhou Silan Microelectronics Co. Ltd., Class A	15,700	50,283
Hansoh Pharmaceutical Group Co. Ltd. (c)	142,000	286,991
Henan Shuanghui Investment & Development Co. Ltd., Class A	14,800	55,510
Hengan International Group Co. Ltd.	39,000	145,174
Hengli Petrochemical Co. Ltd., Class A (b)	26,600	49,139
Hithink RoyalFlush Information Network Co. Ltd., Class A	4,600	101,349
Horizon Construction Development Ltd. (b)	5,222	3,070
Hoshine Silicon Industry Co. Ltd., Class A	3,800	27,204
Hoyuan Green Energy Co. Ltd., Class A	10,480	48,915
Hua Hong Semiconductor Ltd. (b)(c)	32,000	77,334
Huadian Power International Corp. Ltd., Class A	158,200	114,156
Huadong Medicine Co. Ltd., Class A	2,500	14,555
Huaibei Mining Holdings Co. Ltd., Class A	1,400	3,269
Hualan Biological Engineering, Inc., Class A	10,800	33,535
Huaneng Power International, Inc., Class A (b)	97,400	105,235
Huaneng Power International, Inc., Class H (a)(b)	460,000	244,023
Huatai Securities Co. Ltd., Class A	31,600	61,893
Huatai Securities Co. Ltd., Class H (c)	84,000	106,142
Huaxia Bank Co. Ltd., Class A	132,899	104,810
Huayu Automotive Systems Co. Ltd., Class A	8,300	18,959
Huizhou Desay Sv Automotive Co. Ltd., Class A	7,000	127,217
Hunan Valin Steel Co. Ltd., Class A	25,800	18,649
Hundsun Technologies, Inc., Class A	22,200	89,556
Hygeia Healthcare Holdings Co. Ltd. (c)	21,600	97,779
Hygon Information Technology Co. Ltd., Class A	17,520	174,299
Iflytek Co. Ltd., Class A	8,600	55,900
Imeik Technology Development Co. Ltd., Class A	1,400	57,773
Industrial & Commercial Bank of China Ltd., Class A	246,700	165,484
Industrial & Commercial Bank of China Ltd., Class H	4,464,000	2,175,500
Industrial Bank Co. Ltd., Class A	73,700	167,675
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (b)	191,700	39,264
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	19,400	72,858
Inner Mongolia Yitai Coal Co. Ltd., Class B (b)	60,200	92,752
Innovent Biologics, Inc. (b)(c)	95,500	523,002
iQIYI, Inc., ADR (a)(b)	40,925	199,714
JA Solar Technology Co. Ltd., Class A	18,424	53,598
JD Health International, Inc. (b)(c)	69,600	349,374
JD Logistics, Inc. (b)(c)	116,400	145,964
JD.com, Inc., Class A	160,946	2,324,556
Jiangsu Eastern Shenghong Co. Ltd., Class A	43,500	58,586
Jiangsu Expressway Co. Ltd., Class H	158,000	142,168
Jiangsu Hengli Hydraulic Co. Ltd., Class A	6,600	50,659
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	21,312	135,360
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	5,200	80,284
Jiangsu Zhongtian Technology Co. Ltd., Class A	45,000	78,836
Jiangxi Copper Co. Ltd., Class H	68,000	96,186
Jinko Solar Co. Ltd., Class A	92,005	114,327
Kanzhun Ltd., ADR (a)	22,309	370,553
KE Holdings, Inc., ADR (a)	43,487	704,924
Kingboard Holdings Ltd.	36,500	87,293

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Kingdee International Software Group Co. Ltd. (b)	242,000	$353,275
Kingsoft Corp. Ltd.	94,000	290,594
Kuaishou Technology (b)(c)	165,800	1,128,140
Kunlun Energy Co. Ltd.	268,000	241,861
Kweichow Moutai Co. Ltd., Class A	5,416	1,312,184
Lenovo Group Ltd.	588,000	822,870
Lens Technology Co. Ltd., Class A	12,300	22,770
Li Auto, Inc., Class A (a)(b)	86,046	1,612,168
Li Ning Co. Ltd.	183,500	492,446
Lingyi iTech Guangdong Co., Class A	7,000	6,632
Longfor Group Holdings Ltd. (c)	91,500	146,847
LONGi Green Energy Technology Co. Ltd., Class A	27,216	87,454
Lufax Holding Ltd. (a)	15,862	48,696
Luxshare Precision Industry Co. Ltd., Class A	53,629	259,197
Luzhou Laojiao Co. Ltd., Class A	4,900	123,617
Mango Excellent Media Co. Ltd., Class A	11,800	41,742
Maxscend Microelectronics Co. Ltd., Class A	3,744	74,026
Meituan, Class B (b)(c)	359,830	3,777,774
Metallurgical Corp. of China Ltd., Class A	138,300	59,378
Microport Scientific Corp. (b)	37,000	39,913
Minth Group Ltd.	102,000	206,308
Montage Technology Co. Ltd., Class A	11,000	90,563
Muyuan Foods Co. Ltd., Class A	19,046	110,136
NARI Technology Co. Ltd., Class A	26,265	82,248
NAURA Technology Group Co. Ltd., Class A	4,500	155,081
NetEase, Inc.	140,725	2,538,901
New China Life Insurance Co. Ltd., Class A	7,700	33,666
New China Life Insurance Co. Ltd., Class H	66,500	129,745
New Hope Liuhe Co. Ltd., Class A (b)	12,700	16,621
New Oriental Education & Technology Group, Inc. (b)	117,620	857,407
Ninestar Corp., Class A	18,700	59,383
Ningbo Tuopu Group Co. Ltd., Class A	1,300	13,384
Ningxia Baofeng Energy Group Co. Ltd., Class A	70,800	146,767
NIO, Inc., ADR (a)(b)	91,734	832,027
Nongfu Spring Co. Ltd., Class H (c)	138,000	798,539
Orient Securities Co. Ltd./China, Class A	34,368	41,967
Ovctek China, Inc., Class A	10,800	34,224
PDD Holdings, Inc., ADR (a)(b)	42,143	6,165,942
People’s Insurance Co. Group of China Ltd., Class H	496,000	152,563
PetroChina Co. Ltd., Class H	1,462,000	966,075
PICC Property & Casualty Co. Ltd., Class H	520,298	619,164
Ping An Bank Co. Ltd., Class A	69,600	91,727
Ping An Healthcare & Technology Co. Ltd. (b)(c)	25,800	58,796
Ping An Insurance Group Co. of China Ltd., Class A	52,800	298,970
Ping An Insurance Group Co. of China Ltd., Class H	459,500	2,080,294
Poly Developments & Holdings Group Co. Ltd., Class A	43,000	59,787
Pop Mart International Group Ltd. (c)	41,400	107,420
Postal Savings Bank of China Co. Ltd., Class A	132,700	81,033
Postal Savings Bank of China Co. Ltd., Class H (c)	471,000	225,198
Power Construction Corp. of China Ltd., Class A	63,300	43,435
Qifu Technology, Inc.	15,516	245,463
Qinghai Salt Lake Industry Co. Ltd., Class A (b)	33,700	75,441
Rongsheng Petrochemical Co. Ltd., Class A	35,850	52,079
SAIC Motor Corp. Ltd., Class A	30,300	57,533
Sanan Optoelectronics Co. Ltd., Class A	74,900	145,527
Sangfor Technologies, Inc., Class A (b)	3,500	35,499
Sany Heavy Equipment International Holdings Co. Ltd.	56,000	54,200
Sany Heavy Industry Co. Ltd., Class A	32,700	63,196
SDIC Power Holdings Co. Ltd., Class A	97,527	180,391
Seazen Holdings Co. Ltd., Class A (b)	17,500	28,060

Security	Shares	Value

China (continued)
Seres Group Co. Ltd., Class A (b)	5,600	$59,868
SF Holding Co. Ltd., Class A	15,900	90,252
SG Micro Corp., Class A	4,875	60,861
Shaanxi Coal Industry Co. Ltd., Class A	35,600	104,412
Shandong Gold Mining Co. Ltd., Class A	29,204	93,634
Shandong Gold Mining Co. Ltd., Class H (c)	74,750	141,826
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	3,000	12,532
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	8,600	33,298
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	150,400	146,577
Shanghai Baosight Software Co. Ltd., Class A	26,746	183,134
Shanghai Baosight Software Co. Ltd., Class B	74,568	158,100
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	10,562	37,099
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	18,000	39,205
Shanghai Fudan Microelectronics Group Co. Ltd., Class A	13,668	74,095
Shanghai International Airport Co. Ltd., Class A (b)	11,200	51,523
Shanghai M&G Stationery, Inc., Class A	3,500	18,443
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	62,000	90,708
Shanghai Pudong Development Bank Co. Ltd., Class A	94,987	88,272
Shanghai Putailai New Energy Technology Co. Ltd., Class A	13,630	40,010
Shanghai United Imaging Healthcare Co. Ltd., Class A	9,142	175,768
Shanxi Coal International Energy Group Co. Ltd., Class A	1,000	2,457
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	54,400	167,271
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	5,600	181,422
Shengyi Technology Co. Ltd., Class A	17,700	45,496
Shenwan Hongyuan Group Co. Ltd., Class A	127,900	79,720
Shenzhen Dynanonic Co. Ltd., Class A	960	8,220
Shenzhen Inovance Technology Co. Ltd., Class A	9,750	86,438
Shenzhen Kangtai Biological Products Co. Ltd., Class A	7,520	28,653
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4,300	175,493
Shenzhen Transsion Holdings Co. Ltd., Class A	6,290	122,123
Shenzhou International Group Holdings Ltd.	67,600	693,499
Sichuan Chuantou Energy Co. Ltd., Class A	16,700	35,436
Silergy Corp.	25,000	405,773
Sinopharm Group Co. Ltd., Class H	79,600	208,615
Sinotruk Hong Kong Ltd.	34,500	67,724
Smoore International Holdings Ltd. (a)(c)	96,000	80,012
Sungrow Power Supply Co. Ltd., Class A	11,500	141,321
Sunny Optical Technology Group Co. Ltd.	47,800	434,544
Sunwoda Electronic Co. Ltd., Class A	15,800	32,734
Suzhou Maxwell Technologies Co. Ltd., Class A	3,040	55,253
TAL Education Group, ADR (b)	36,855	465,479
TBEA Co. Ltd., Class A	47,450	91,878
TCL Technology Group Corp., Class A (b)	86,020	51,899
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	22,625	49,630
Tencent Holdings Ltd.	463,700	17,506,924
Tencent Music Entertainment Group, ADR (b)	46,714	420,893
Thunder Software Technology Co. Ltd., Class A	6,000	67,342

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Tianqi Lithium Corp., Class A	5,600	$43,833
Tingyi Cayman Islands Holding Corp.	118,000	143,912
Tongcheng Travel Holdings Ltd. (b)	66,400	122,976
Tongwei Co. Ltd., Class A	28,200	99,018
Topchoice Medical Corp., Class A (b)	900	9,654
Topsports International Holdings Ltd. (c)	81,000	63,164
TravelSky Technology Ltd., Class H	59,000	102,018
Trina Solar Co. Ltd., Class A	13,277	53,175
Trip.com Group Ltd. (b)	37,672	1,352,355
Tsingtao Brewery Co. Ltd., Class H	42,000	282,211
Unigroup Guoxin Microelectronics Co. Ltd., Class A (b)	6,859	64,893
Uni-President China Holdings Ltd.	82,000	58,346
Unisplendour Corp. Ltd., Class A (b)	20,160	54,712
Vipshop Holdings Ltd., ADR (a)(b)	23,920	424,819
Walvax Biotechnology Co. Ltd., Class A	8,600	28,363
Wanhua Chemical Group Co. Ltd., Class A	14,700	158,588
Want Want China Holdings Ltd.	320,000	193,430
Weibo Corp., ADR (a)	2,166	23,718
Weichai Power Co. Ltd., Class A	33,300	63,743
Weichai Power Co. Ltd., Class H	115,800	193,461
Wens Foodstuffs Group Co. Ltd., Class A	20,160	56,754
Will Semiconductor Co. Ltd. Shanghai, Class A	5,535	82,884
Wilmar International Ltd.	143,800	388,458
Wingtech Technology Co. Ltd., Class A (b)	4,238	25,160
Wuchan Zhongda Group Co. Ltd., Class A	25,699	15,977
Wuliangye Yibin Co. Ltd., Class A	14,500	285,685
WuXi AppTec Co. Ltd., Class A	12,936	132,130
WuXi AppTec Co. Ltd., Class H (c)	34,841	354,963
Wuxi Biologics Cayman, Inc. (a)(b)(c)	262,000	990,950
Xiaomi Corp., Class B (b)(c)	1,052,200	2,106,971
Xinyi Solar Holdings Ltd.	292,000	170,717
XPeng, Inc., Class A (b)	67,834	494,134
Xtep International Holdings Ltd.	172,500	97,513
Yadea Group Holdings Ltd. (c)	68,000	119,773
Yankuang Energy Group Co. Ltd., Class A	8,850	24,603
Yankuang Energy Group Co. Ltd., Class H	153,000	291,017
Yealink Network Technology Corp. Ltd., Class A	4,700	19,485
Yihai Kerry Arawana Holdings Co. Ltd., Class A	12,100	56,711
Yonyou Network Technology Co. Ltd., Class A	7,800	19,465
Yum China Holdings, Inc. (a)	29,526	1,252,788
Yunnan Baiyao Group Co. Ltd., Class A	12,460	85,961
Yunnan Energy New Material Co. Ltd., Class A	2,300	18,333
Zai Lab Ltd. (b)	73,650	199,363
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,599	54,282
Zhaojin Mining Industry Co. Ltd., Class H	62,000	77,024
Zhejiang Chint Electrics Co. Ltd., Class A	8,900	26,866
Zhejiang Dahua Technology Co. Ltd., Class A	53,300	137,995
Zhejiang Expressway Co. Ltd., Class H	74,520	49,749
Zhejiang Huayou Cobalt Co. Ltd., Class A	3,770	17,418
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	14,200	87,845
Zhejiang Leapmotor Technology Co. Ltd., Class H (b)(c)	35,000	160,185
Zhejiang NHU Co. Ltd., Class A	11,060	26,324
Zheshang Securities Co. Ltd., Class A	44,700	65,428
ZhongAn Online P&C Insurance Co. Ltd., Class H (b)(c)	42,400	97,160
Zhongji Innolight Co. Ltd., Class A	2,800	44,241
Zhongsheng Group Holdings Ltd.	101,500	243,116
Zhongtai Securities Co. Ltd., Class A	42,200	40,629

Security	Shares	Value

China (continued)
Zhuzhou CRRC Times Electric Co. Ltd., Class A	1,831	$9,337
Zhuzhou CRRC Times Electric Co. Ltd., Class H	28,400	81,123
Zijin Mining Group Co. Ltd., Class A	166,700	291,233
Zijin Mining Group Co. Ltd., Class H	424,000	691,191
ZTE Corp., Class H	14,400	32,183
ZTO Express Cayman, Inc., ADR (a)	33,432	711,433

		129,806,999

Colombia — 0.0%
Bancolombia SA	26,830	229,852
Interconexion Electrica SA ESP	24,518	97,771

		327,623

Czech Republic — 0.0%
CEZ A/S	10,279	440,553
Komercni Banka A/S	3,800	123,051
Moneta Money Bank A/S (c)	25,594	107,088

		670,692

Denmark — 2.2%
AP Moller - Maersk A/S, Class A	185	328,614
AP Moller - Maersk A/S, Class B	375	675,009
Carlsberg A/S, Class B	7,148	896,960
Chr Hansen Holding A/S	6,994	586,567
Coloplast A/S, Class B	9,867	1,127,464
Danske Bank A/S	49,532	1,324,055
Demant A/S (a)(b)	6,675	292,766
DSV A/S	12,765	2,242,896
Genmab A/S (b)	4,528	1,443,766
Novo Nordisk A/S, Class B	228,761	23,706,767
Novozymes A/S, B Shares	14,096	774,905
Orsted A/S (c)	13,110	726,773
Pandora A/S	6,154	850,821
ROCKWOOL A/S, B Shares	484	141,605
Tryg A/S	27,548	599,506
Vestas Wind Systems A/S (b)	69,695	2,205,269

		37,923,743

Egypt — 0.0%
Commercial International Bank - Egypt	101,009	143,794

Finland — 0.7%
Elisa OYJ	12,481	576,902
Fortum OYJ	27,525	397,575
Kesko OYJ, B Shares	19,320	382,994
Kone OYJ, Class B	23,937	1,197,355
Metso OYJ	40,770	413,893
Neste OYJ	29,728	1,056,825
Nokia OYJ	375,535	1,279,046
Nordea Bank Abp	220,902	2,742,463
Orion OYJ, Class B	6,376	276,281
Sampo OYJ, A Shares	32,461	1,422,191
Stora Enso OYJ, Class R	45,310	627,795
UPM-Kymmene OYJ	37,730	1,423,201
Wartsila OYJ Abp	30,149	438,167

		12,234,688

France — 7.6%
Accor SA	12,383	473,973
Aeroports de Paris	1,891	245,367
Air Liquide SA	36,802	7,165,181
Airbus SE	41,784	6,455,142
Alstom SA	19,985	269,503
Amundi SA (c)	4,353	296,916
Arkema SA	4,993	568,792
AXA SA	125,845	4,109,650

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
BioMerieux	3,810	$423,898
BNP Paribas SA	71,945	4,996,268
Bollore SE	66,021	413,147
Bouygues SA	12,410	468,220
Bureau Veritas SA	17,584	444,870
Capgemini SE	11,308	2,363,276
Carrefour SA	37,606	688,740
Cie de Saint-Gobain SA	31,719	2,339,191
Cie Generale des Etablissements Michelin SCA	47,437	1,704,247
Covivio SA/France	5,788	311,448
Credit Agricole SA	75,961	1,079,911
Danone SA	44,153	2,864,581
Dassault Aviation SA	1,421	281,543
Dassault Systemes SE	45,942	2,248,737
Edenred SE	17,755	1,062,543
Eiffage SA	4,993	536,002
Engie SA	125,245	2,206,353
EssilorLuxottica SA	20,218	4,059,748
Eurazeo SE	4,558	362,426
Gecina SA	2,570	312,870
Getlink SE	26,306	481,791
Hermes International SCA	2,172	4,616,618
Ipsen SA	2,349	280,211
Kering SA	5,105	2,260,996
Klepierre SA	18,303	499,684
La Francaise des Jeux SAEM, Class A (c)	6,066	220,346
Legrand SA	19,967	2,079,288
L’Oreal SA	16,889	8,419,176
LVMH Moet Hennessy Louis Vuitton SE	19,157	15,565,768
Orange SA	129,380	1,474,628
Pernod Ricard SA	14,023	2,478,170
Publicis Groupe SA	16,154	1,500,897
Remy Cointreau SA	1,537	196,052
Renault SA	15,261	624,174
Safran SA	24,428	4,306,909
Sanofi SA	79,647	7,914,743
Sartorius Stedim Biotech	2,306	611,511
Schneider Electric SE	38,198	7,689,493
SEB SA	2,025	253,582
Societe Generale SA	52,171	1,388,026
Sodexo SA	5,562	612,311
Teleperformance SE	4,270	625,159
Thales SA	7,367	1,090,852
TotalEnergies SE	158,245	10,760,498
Unibail-Rodamco-Westfield (b)	8,442	624,399
Veolia Environnement SA	46,788	1,478,812
Vinci SA	36,444	4,586,304
Vivendi SE	40,874	437,555
Worldline SA/France (b)(c)	14,084	244,921

		132,075,417

Germany — 5.2%
Adidas AG, Class N	11,109	2,257,423
Allianz SE, Registered Shares	28,297	7,562,125
BASF SE	61,294	3,300,503
Bayer AG, Registered Shares	67,367	2,499,579
Bayerische Motoren Werke AG	22,252	2,476,017
Bechtle AG	4,686	234,710
Beiersdorf AG	7,169	1,073,592
Brenntag SE, Class N	10,268	943,706
Carl Zeiss Meditec AG	2,299	250,256
Commerzbank AG	80,487	956,652

Security	Shares	Value

Germany (continued)
Continental AG, Class A	8,828	$749,774
Covestro AG (b)(c)	12,421	723,795
Daimler Truck Holding AG	39,430	1,481,150
Delivery Hero SE (b)(c)	11,292	310,789
Deutsche Bank AG, Class N, Registered Shares	132,909	1,814,353
Deutsche Boerse AG, Class N	13,029	2,683,123
Deutsche Lufthansa AG, Registered Shares (b)	50,408	448,140
Deutsche Post AG, Class N, Registered Shares	67,972	3,364,345
Deutsche Telekom AG, Class N, Registered Shares	222,257	5,343,793
E.ON SE, Class N	153,954	2,068,381
Evonik Industries AG	19,556	399,508
Fresenius Medical Care AG	13,963	583,769
Fresenius SE & Co. KGaA	28,988	898,499
GEA Group AG	13,455	559,381
Hannover Rueck SE, Class N	4,462	1,066,882
Heidelberg Materials AG	9,223	824,427
HelloFresh SE (b)	9,190	144,894
Henkel AG & Co. KGaA	6,859	492,124
Infineon Technologies AG, Class N	89,550	3,739,842
Knorr-Bremse AG	4,878	315,047
LEG Immobilien SE (b)	4,537	397,031
Mercedes-Benz Group AG, Class N, Registered Shares	55,021	3,796,328
Merck KGaA	9,046	1,440,254
MTU Aero Engines AG, Class N	3,908	841,961
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class N, Registered Shares	9,358	3,881,824
Nemetschek SE	3,453	298,114
Puma SE	6,996	389,184
Rational AG	319	246,158
Rheinmetall AG	2,987	947,286
RWE AG	43,356	1,973,257
SAP SE	72,669	11,185,324
Scout24 SE (c)	4,929	348,536
Siemens AG, Registered Shares	53,118	9,965,430
Siemens Energy AG (b)	35,299	466,521
Siemens Healthineers AG (c)	20,672	1,200,187
Symrise AG, Class A	9,294	1,021,369
Talanx AG (b)	5,910	422,360
Volkswagen AG	1,951	255,298
Vonovia SE	52,449	1,648,037
Wacker Chemie AG	1,348	169,955
Zalando SE (b)(c)	18,495	437,860

		90,898,853

Greece — 0.1%
Alpha Services & Holdings SA, Class R (b)	210,261	357,159
Eurobank Ergasias Services & Holdings SA, Class R (b)	150,627	267,623
FF Group, Class R (b)(d)	205	—
Hellenic Telecommunications Organization SA, Class R	12,770	181,903
JUMBO SA, Class R	6,337	175,733
Motor Oil Hellas Corinth Refineries SA, Class R	6,293	165,065
Mytilineos SA, Class R	6,370	258,080
National Bank of Greece SA (b)	57,398	398,786
OPAP SA, Class R	11,603	196,876
Piraeus Financial Holdings SA (b)	45,884	162,142
Public Power Corp. SA, Class R (b)	12,105	149,154

		2,312,521

Hong Kong — 1.5%
AIA Group Ltd.	792,000	6,892,680

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Akeso, Inc. (b)(c)	28,000	$166,486
Beijing Enterprises Water Group Ltd.	232,000	51,710
Bosideng International Holdings Ltd.	234,000	105,257
C&D International Investment Group Ltd.	63,000	133,957
China Common Rich Renewable Energy Investments Ltd. (b)(d)	11,997	—
China Everbright Environment Group Ltd.	157,629	51,312
China Gas Holdings Ltd.	181,000	178,832
China Merchants Port Holdings Co. Ltd.	65,720	89,560
China Power International Development Ltd.	424,000	155,965
China Resources Beer Holdings Co. Ltd.	130,000	570,433
China Resources Power Holdings Co. Ltd.	120,000	240,463
China Taiping Insurance Holdings Co. Ltd.	72,672	62,669
China Traditional Chinese Medicine Holdings Co. Ltd.	178,000	89,563
CK Asset Holdings Ltd.	154,508	775,490
CK Hutchison Holdings Ltd.	198,008	1,063,818
CK Infrastructure Holdings Ltd.	41,500	229,669
CLP Holdings Ltd.	102,000	842,736
COSCO SHIPPING Ports Ltd.	134,000	96,868
ESR Group Ltd. (a)(c)	124,200	171,763
Far East Horizon Ltd.	141,000	110,976
Galaxy Entertainment Group Ltd.	161,000	901,739
GCL Technology Holdings Ltd.	1,362,000	216,284
Guangdong Investment Ltd.	164,000	119,370
Hang Lung Properties Ltd.	96,000	133,470
Hang Seng Bank Ltd.	58,800	686,516
Henderson Land Development Co. Ltd.	97,800	301,169
HKT Trust & HKT Ltd., Class SS	222,900	266,127
Hong Kong & China Gas Co. Ltd.	920,176	705,576
Hong Kong Exchanges & Clearing Ltd.	73,294	2,514,003
Hongkong Land Holdings Ltd.	77,800	270,593
Jardine Matheson Holdings Ltd.	12,800	526,884
Kingboard Laminates Holdings Ltd.	42,500	36,580
Link REIT	169,040	949,168
MTR Corp. Ltd.	92,500	359,024
New World Development Co. Ltd.	154,166	239,037
Nine Dragons Paper Holdings Ltd. (b)	196,000	96,566
Orient Overseas International Ltd.	10,000	139,660
Power Assets Holdings Ltd.	106,500	617,455
Sino Biopharmaceutical Ltd.	643,750	286,366
Sino Land Co. Ltd.	240,800	261,865
SITC International Holdings Co. Ltd.	78,000	134,630
Sun Hung Kai Properties Ltd.	108,500	1,174,118
Swire Pacific Ltd., Class A	43,000	364,195
Swire Properties Ltd.	79,200	160,321
Techtronic Industries Co., Ltd.	87,500	1,042,570
Vinda International Holdings Ltd. (a)	31,000	90,390
WH Group Ltd. (c)	531,000	342,919
Wharf Holdings Ltd.	73,000	235,165
Wharf Real Estate Investment Co. Ltd.	142,000	480,028
Xinyi Glass Holdings Ltd. (a)	136,000	152,753
Yuexiu Property Co. Ltd.	135,000	110,086

		25,994,834

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	40,038	326,154
OTP Bank Nyrt	16,006	729,111
Richter Gedeon Nyrt	8,007	201,956

		1,257,221

India — 4.7%
ABB India Ltd.	3,740	210,040

Security	Shares	Value

India (continued)
Adani Enterprises Ltd.	11,316	$386,956
Adani Green Energy Ltd. (b)	15,430	296,140
Adani Ports & Special Economic Zone Ltd.	36,650	450,558
Adani Power Ltd. (b)	53,423	337,145
Ambuja Cements Ltd.	50,659	316,807
APL Apollo Tubes Ltd.	11,490	212,064
Apollo Hospitals Enterprise Ltd.	6,490	444,593
Ashok Leyland Ltd.	97,951	213,550
Asian Paints Ltd.	27,524	1,124,811
Astral Ltd.	8,065	184,776
AU Small Finance Bank Ltd. (c)	16,688	157,768
Aurobindo Pharma Ltd.	26,805	349,031
Avenue Supermarts Ltd., Series M (b)(c)	10,792	529,292
Axis Bank Ltd.	156,279	2,068,254
Bajaj Auto Ltd.	6,015	491,183
Bajaj Finance Ltd.	18,734	1,648,429
Bajaj Finserv Ltd.	22,763	460,813
Bajaj Holdings & Investment Ltd.	2,040	188,063
Balkrishna Industries Ltd.	5,542	170,986
Bandhan Bank Ltd. (c)	8,600	24,922
Bank of Baroda	88,968	246,852
Berger Paints India Ltd.	12,990	94,388
Bharat Electronics Ltd.	216,809	479,638
Bharat Forge Ltd.	14,973	222,686
Bharat Petroleum Corp. Ltd.	40,838	221,163
Bharti Airtel Ltd.	166,735	2,067,025
Britannia Industries Ltd.	6,337	406,418
CG Power & Industrial Solutions Ltd.	37,552	204,981
Cholamandalam Investment & Finance Co. Ltd.	24,840	375,716
Cipla Ltd.	34,393	514,896
Coal India Ltd.	123,634	558,281
Colgate-Palmolive India Ltd.	6,852	208,212
Container Corp. Of India Ltd.	13,131	135,534
Cummins India Ltd.	9,248	218,143
Dabur India Ltd.	37,975	254,184
Divi’s Laboratories Ltd.	10,308	483,296
DLF Ltd.	56,980	496,912
Dr Reddy’s Laboratories Ltd.	3,124	217,736
Dr Reddy’s Laboratories Ltd., ADR (a)	4,517	314,293
Eicher Motors Ltd.	9,970	496,207
GAIL India Ltd.	229,786	447,367
Godrej Consumer Products Ltd.	26,503	360,146
Godrej Properties Ltd., Class A (b)	7,174	173,410
Grasim Industries Ltd.	15,713	402,853
Havells India Ltd.	16,163	265,568
HCL Technologies Ltd.	62,009	1,091,281
HDFC Asset Management Co. Ltd. (c)	5,697	219,327
HDFC Bank Ltd.	200,200	4,099,299
HDFC Life Insurance Co. Ltd. (c)	77,857	604,960
Hero MotoCorp Ltd.	7,430	369,327
Hindalco Industries Ltd.	85,181	628,297
Hindustan Aeronautics Ltd.	16,859	567,893
Hindustan Petroleum Corp. Ltd. (b)	28,641	137,298
Hindustan Unilever Ltd.	56,391	1,804,362
ICICI Bank Ltd.	309,528	3,698,797
ICICI Bank Ltd., ADR (a)	22,806	543,695
ICICI Lombard General Insurance Co. Ltd. (c)	21,715	370,378
ICICI Prudential Life Insurance Co. Ltd. (c)	21,486	137,969
IDFC First Bank Ltd. (b)	216,699	231,247
Indian Hotels Co. Ltd.	78,361	412,573
Indian Oil Corp. Ltd.	273,734	426,928
Indian Railway Catering & Tourism Corp. Ltd.	14,747	157,185

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Indraprastha Gas Ltd.	14,609	$73,379
IndusInd Bank Ltd.	19,854	381,102
Info Edge India Ltd.	4,063	250,777
Infosys Ltd.	139,753	2,586,895
Infosys Ltd., ADR (a)	97,713	1,795,965
InterGlobe Aviation Ltd. (b)(c)	11,623	414,082
ITC Ltd.	214,969	1,193,239
Jindal Steel & Power Ltd.	22,828	204,966
Jio Financial Services Ltd. (b)	204,674	572,221
JSW Steel Ltd.	51,484	544,085
Jubilant Foodworks Ltd.	20,145	136,716
Kotak Mahindra Bank Ltd.	74,947	1,717,226
Larsen & Toubro Ltd.	29,141	1,234,059
Larsen & Toubro Ltd., GDR, Registered Shares	18,237	776,896
LTIMindtree Ltd. (c)	5,587	422,178
Lupin Ltd.	11,830	187,974
Macrotech Developers Ltd.	16,648	204,521
Mahindra & Mahindra Ltd.	37,695	782,871
Mahindra & Mahindra Ltd., GDR	27,036	569,692
Marico Ltd.	30,883	203,495
Maruti Suzuki India Ltd.	9,745	1,205,753
Max Healthcare Institute Ltd.	56,163	463,167
Mphasis Ltd., Series R186	4,649	152,865
MRF Ltd.	105	163,450
Muthoot Finance Ltd.	8,240	146,100
Nestle India Ltd.	2,600	830,103
NTPC Ltd.	325,848	1,217,381
Oil & Natural Gas Corp. Ltd.	247,895	610,322
One 97 Communications Ltd. (b)	15,317	116,828
Page Industries Ltd.	367	169,770
Persistent Systems Ltd., Class B	3,453	306,281
Petronet LNG Ltd.	71,896	192,249
PI Industries Ltd.	5,213	220,177
Pidilite Industries Ltd.	9,792	319,318
Polycab India Ltd.	3,105	204,545
Power Finance Corp. Ltd.	88,075	404,680
Power Grid Corp. of India Ltd.	316,831	902,444
REC Ltd.	79,062	391,950
Reliance Industries Ltd.	208,771	6,479,823
Samvardhana Motherson International Ltd.	243,605	298,262
SBI Cards & Payment Services Ltd.	14,099	128,649
SBI Life Insurance Co. Ltd. (c)	34,920	600,965
Shree Cement Ltd.	685	235,778
Shriram Finance Ltd.	20,162	497,351
Siemens Ltd.	4,979	240,672
Sona Blw Precision Forgings Ltd. (c)	24,858	192,387
SRF Ltd.	13,002	387,120
State Bank of India	71,667	552,456
State Bank of India, GDR, Registered Shares	5,712	440,966
Sun Pharmaceutical Industries Ltd.	70,980	1,073,775
Supreme Industries Ltd.	4,238	231,265
Suzlon Energy Ltd. (b)	405,328	185,912
Tata Communications Ltd.	7,962	169,306
Tata Consultancy Services Ltd.	62,728	2,856,876
Tata Consumer Products Ltd.	37,487	489,344
Tata Elxsi Ltd.	2,653	278,919
Tata Motors Ltd.	142,885	1,278,789
Tata Power Co. Ltd.	80,343	320,367
Tata Steel Ltd.	518,706	869,423
Tech Mahindra Ltd.	35,194	537,623
Titan Co. Ltd.	26,130	1,153,299
Torrent Pharmaceuticals Ltd.	5,320	147,315

Security	Shares	Value

India (continued)
Trent Ltd.	10,835	$397,561
Tube Investments of India Ltd.	9,506	404,404
TVS Motor Co. Ltd.	13,796	335,697
UltraTech Cement Ltd.	7,918	998,865
United Spirits Ltd.	18,510	248,445
UPL Ltd.	25,764	181,707
Varun Beverages Ltd.	28,958	430,182
Vedanta Ltd.	46,448	144,205
Wipro Ltd.	93,753	531,816
Wipro Ltd., ADR (a)	13,184	73,435
Yes Bank Ltd. (b)	1,388,775	357,760
Zomato Ltd. (b)	345,541	512,879

		82,166,222

Indonesia — 0.5%
Adaro Energy Indonesia Tbk PT	1,157,300	178,743
Amman Mineral Internasional PT (b)	454,300	193,320
Aneka Tambang Tbk	614,000	67,994
Astra International Tbk PT	1,374,600	504,095
Bank Central Asia Tbk PT	3,804,000	2,323,101
Bank Mandiri Persero Tbk PT	2,777,300	1,091,027
Bank Negara Indonesia Persero Tbk PT	1,309,600	456,971
Bank Rakyat Indonesia Persero Tbk PT	4,717,128	1,753,204
Barito Pacific Tbk PT	1,675,223	144,621
Charoen Pokphand Indonesia Tbk PT	775,200	252,996
GoTo Gojek Tokopedia Tbk PT (b)	62,688,200	349,475
Indah Kiat Pulp & Paper Tbk PT	126,800	68,534
Indofood CBP Sukses Makmur Tbk PT	165,500	113,538
Indofood Sukses Makmur Tbk PT	261,000	109,344
Kalbe Farma Tbk PT	972,700	101,747
Merdeka Copper Gold Tbk. PT (b)	1,022,478	179,240
Sarana Menara Nusantara Tbk PT	1,534,700	98,563
Semen Indonesia Persero Tbk PT	121,122	50,339
Sumber Alfaria Trijaya Tbk PT	1,732,600	329,708
Telkom Indonesia Persero Tbk PT	3,529,600	905,505
Unilever Indonesia Tbk PT	379,100	86,915
United Tractors Tbk PT	74,400	109,321

		9,468,301

Ireland — 0.8%
AerCap Holdings NV (b)	14,260	1,059,803
AIB Group PLC	124,356	532,587
Bank of Ireland Group PLC	65,800	597,362
CRH PLC	49,758	3,424,309
Experian PLC	63,089	2,573,736
Flutter Entertainment PLC, Class DI (b)	12,109	2,137,135
James Hardie Industries PLC (b)	31,718	1,222,916
Kerry Group PLC, Class A	11,253	976,752
Kingspan Group PLC (b)	9,649	833,918
Smurfit Kappa Group PLC	18,588	736,838

		14,095,356

Isle of Man — 0.0%
Entain PLC	44,257	558,128

Israel — 0.4%
Azrieli Group Ltd.	4,108	265,708
Bank Hapoalim BM	81,986	736,527
Bank Leumi Le-Israel BM	94,925	763,939
Check Point Software Technologies Ltd. (a)(b)	6,821	1,042,181
CyberArk Software Ltd. (a)(b)	3,224	706,217
Elbit Systems Ltd.	2,246	476,356
Global-e Online Ltd. (b)	6,028	238,890
ICL Group Ltd.	53,347	268,210
Isracard Ltd.	—	2

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel (continued)
Israel Discount Bank Ltd., Class A	75,679	$378,919
Mizrahi Tefahot Bank Ltd.	8,958	346,782
Monday.com Ltd. (b)	2,046	384,259
Nice Ltd. (b)	4,590	912,853
Teva Pharmaceutical Industries Ltd., ADR (b)	73,921	771,735
Wix.com Ltd. (b)	3,589	441,519

		7,734,097

Italy — 1.5%
Amplifon SpA	6,732	233,268
Assicurazioni Generali SpA	69,501	1,468,384
Banco BPM SpA	83,703	443,537
Davide Campari-Milano NV	43,169	487,495
DiaSorin SpA	2,093	215,712
Enel SpA	557,724	4,149,359
Eni SpA	172,294	2,922,345
Ferrari NV	8,644	2,918,271
FinecoBank Banca Fineco SpA	46,692	702,442
Infrastrutture Wireless Italiane SpA (c)	18,163	229,960
Intesa Sanpaolo SpA	1,123,262	3,287,106
Mediobanca Banca di Credito Finanziario SpA	36,189	448,446
Moncler SpA	13,056	803,849
Nexi SpA (b)(c)	40,392	330,932
Poste Italiane SpA (c)	30,940	351,687
Prysmian SpA	20,381	929,069
Recordati Industria Chimica e Farmaceutica SpA	6,659	359,072
Snam SpA	147,765	760,238
Telecom Italia SpA/Milano (b)	791,287	256,996
Terna - Rete Elettrica Nazionale	104,961	875,654
UniCredit SpA	126,430	3,442,650

		25,616,472

Japan — 14.5%
Advantest Corp.	52,500	1,769,017
Aeon Co. Ltd.	47,800	1,066,631
AGC, Inc. (a)	15,800	585,617
Aisin Corp.	8,600	299,807
Ajinomoto Co., Inc.	32,600	1,254,899
ANA Holdings, Inc. (b)	9,300	201,489
Asahi Group Holdings Ltd. (a)	33,000	1,228,800
Asahi Intecc Co. Ltd.	13,000	263,625
Asahi Kasei Corp.	98,300	725,487
Astellas Pharma, Inc.	126,000	1,498,552
Azbil Corp.	6,700	220,980
Bandai Namco Holdings, Inc.	39,900	797,929
BayCurrent Consulting, Inc.	8,100	283,549
Bridgestone Corp. (a)	39,700	1,639,664
Brother Industries Ltd.	16,500	262,763
Canon, Inc. (a)	68,600	1,759,844
Capcom Co. Ltd.	12,600	406,611
Central Japan Railway Co.	46,500	1,180,182
Chiba Bank Ltd.	31,500	226,945
Chubu Electric Power Co., Inc.	39,200	506,125
Chugai Pharmaceutical Co. Ltd.	49,100	1,854,916
Concordia Financial Group Ltd.	61,900	282,151
Dai Nippon Printing Co. Ltd.	12,600	372,090
Daifuku Co. Ltd.	26,300	530,313
Dai-ichi Life Holdings, Inc.	61,200	1,298,231
Daiichi Sankyo Co. Ltd.	126,800	3,471,367
Daikin Industries Ltd.	18,100	2,936,182
Daito Trust Construction Co. Ltd.	5,100	590,307
Daiwa House Industry Co. Ltd.	40,700	1,230,376
Daiwa House REIT Investment Corp.	223	397,653

Security	Shares	Value

Japan (continued)
Daiwa Securities Group, Inc.	96,500	$647,725
Denso Corp.	130,800	1,963,614
Dentsu Group, Inc. (a)	13,400	343,085
Disco Corp.	6,800	1,679,374
East Japan Railway Co.	21,400	1,231,842
Eisai Co. Ltd.	17,800	886,283
ENEOS Holdings, Inc.	184,300	730,977
FANUC Corp.	65,500	1,922,367
Fast Retailing Co. Ltd.	12,000	2,967,346
Fuji Electric Co. Ltd.	9,100	390,044
FUJIFILM Holdings Corp.	25,600	1,534,202
Fujitsu Ltd.	12,100	1,820,973
GLP J-REIT	291	289,673
Hamamatsu Photonics KK	8,600	352,838
Hankyu Hanshin Holdings, Inc.	16,100	511,656
Hikari Tsushin, Inc.	1,100	181,796
Hirose Electric Co. Ltd.	3,011	340,057
Hitachi Construction Machinery Co. Ltd.	6,400	168,472
Hitachi Ltd.	64,300	4,625,078
Honda Motor Co. Ltd.	316,700	3,266,828
Hoshizaki Corp.	10,700	390,874
Hoya Corp.	24,300	3,026,301
Hulic Co. Ltd. (a)	24,000	250,706
Ibiden Co. Ltd.	6,700	369,610
Idemitsu Kosan Co. Ltd.	83,745	454,774
Iida Group Holdings Co. Ltd. (a)	17,300	258,400
Inpex Corp. (a)	65,300	873,828
Isuzu Motors Ltd.	35,400	453,816
ITOCHU Corp.	81,500	3,320,298
Japan Airlines Co. Ltd.	8,200	161,090
Japan Exchange Group, Inc.	38,500	812,561
Japan Metropolitan Fund Invest	418	301,713
Japan Post Bank Co. Ltd.	107,300	1,091,984
Japan Post Holdings Co. Ltd.	158,100	1,411,432
Japan Post Insurance Co. Ltd.	10,400	184,606
Japan Real Estate Investment Corp.	78	322,683
Japan Tobacco, Inc. (a)	82,300	2,125,415
JFE Holdings, Inc.	41,300	638,961
JSR Corp.	12,300	349,988
Kajima Corp.	34,400	573,592
Kansai Electric Power Co., Inc.	45,300	601,225
Kao Corp. (a)	33,400	1,372,927
Kawasaki Kisen Kaisha Ltd.	12,800	547,794
KDDI Corp.	102,600	3,254,318
KDX Realty Investment Corp.	255	290,453
Keisei Electric Railway Co. Ltd.	7,700	363,368
Keyence Corp.	13,780	6,054,329
Kikkoman Corp.	8,600	525,518
Kintetsu Group Holdings Co. Ltd.	13,500	427,734
Kirin Holdings Co. Ltd. (a)	59,300	868,160
Kobe Bussan Co. Ltd.	9,400	277,683
Koei Tecmo Holdings Co. Ltd.	5,720	65,162
Koito Manufacturing Co. Ltd.	12,900	200,450
Komatsu Ltd.	64,200	1,670,698
Konami Group Corp.	6,800	355,220
Kose Corp.	1,800	134,541
Kubota Corp. (a)	74,500	1,118,095
Kyocera Corp.	90,800	1,322,053
Kyowa Kirin Co. Ltd.	23,600	395,983
Lasertec Corp.	5,600	1,470,148
LY Corp.	212,900	752,874
M3, Inc.	31,500	519,822

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Makita Corp.	13,100	$360,320
Marubeni Corp.	99,000	1,558,710
MatsukiyoCocokara & Co.	21,000	371,152
Mazda Motor Corp.	33,800	361,291
McDonald’s Holdings Co. Japan Ltd. (a)	5,200	225,249
MEIJI Holdings Co. Ltd.	13,700	325,424
MINEBEA MITSUMI, Inc.	30,500	624,274
MISUMI Group, Inc.	23,000	388,326
Mitsubishi Chemical Group Corp.	104,100	636,376
Mitsubishi Corp.	236,700	3,770,455
Mitsubishi Electric Corp.	133,000	1,881,162
Mitsubishi Estate Co. Ltd.	73,700	1,010,285
Mitsubishi HC Capital, Inc.	67,300	450,896
Mitsubishi Heavy Industries Ltd.	22,900	1,333,332
Mitsubishi UFJ Financial Group, Inc.	802,400	6,886,300
Mitsui & Co. Ltd.	90,000	3,371,753
Mitsui Chemicals, Inc.	11,000	325,292
Mitsui Fudosan Co. Ltd.	62,500	1,528,106
Mitsui OSK Lines Ltd.	25,900	828,030
Mizuho Financial Group, Inc.	165,440	2,822,044
MonotaRO Co. Ltd.	18,200	198,039
MS&AD Insurance Group Holdings, Inc.	29,400	1,155,973
Murata Manufacturing Co. Ltd.	118,200	2,497,800
NEC Corp.	18,400	1,087,185
Nexon Co. Ltd.	25,000	454,727
NIDEC Corp.	27,000	1,088,292
Nintendo Co. Ltd.	71,200	3,704,812
Nippon Building Fund, Inc. (a)	94	406,915
Nippon Express Holdings, Inc.	7,000	397,180
Nippon Paint Holdings Co. Ltd.	63,100	508,986
Nippon Sanso Holdings Corp.	15,100	403,209
Nippon Steel Corp. (a)	63,047	1,440,231
Nippon Telegraph & Telephone Corp.	2,049,100	2,502,123
Nippon Yusen KK	36,100	1,114,894
Nissan Chemical Corp.	10,000	389,386
Nissan Motor Co. Ltd. (a)	166,500	651,002
Nissin Foods Holdings Co. Ltd.	16,200	565,701
Nitori Holdings Co. Ltd.	5,800	778,804
Nitto Denko Corp.	9,800	731,327
Nomura Holdings, Inc.	195,700	881,348
Nomura Real Estate Holdings, Inc.	7,100	186,307
Nomura Real Estate Master Fund, Inc.	289	337,996
Nomura Research Institute Ltd.	25,543	741,838
NTT Data Group Corp.	38,200	539,981
Obayashi Corp.	55,300	477,704
Obic Co. Ltd.	4,500	774,247
Odakyu Electric Railway Co. Ltd.	18,100	275,623
Oji Holdings Corp.	61,000	234,478
Olympus Corp.	86,800	1,252,894
Omron Corp.	11,000	511,862
Ono Pharmaceutical Co. Ltd.	23,200	412,717
Open House Group Co. Ltd.	4,700	139,022
Oracle Corp. Japan	2,000	153,958
Oriental Land Co. Ltd./Japan	74,800	2,780,188
ORIX Corp.	82,100	1,541,935
Osaka Gas Co. Ltd.	30,000	626,234
Otsuka Corp.	6,700	275,738
Otsuka Holdings Co. Ltd.	28,100	1,050,855
Pan Pacific International Holdings Corp. (a)	23,600	561,785
Panasonic Holdings Corp.	154,600	1,522,435
Rakuten Group, Inc. (b)	125,400	559,073
Recruit Holdings Co. Ltd.	98,900	4,135,120
Renesas Electronics Corp. (b)	100,800	1,802,401

Security	Shares	Value

Japan (continued)
Resona Holdings, Inc.	151,000	$765,469
Ricoh Co. Ltd.	39,800	304,809
Rohm Co. Ltd.	20,000	381,815
SBI Holdings, Inc.	14,050	315,329
SCSK Corp.	12,100	239,561
Secom Co. Ltd.	15,400	1,107,880
Seiko Epson Corp.	16,500	246,360
Sekisui Chemical Co. Ltd.	24,000	345,191
Sekisui House Ltd.	39,700	879,998
Seven & i Holdings Co. Ltd.	51,700	2,044,712
SG Holdings Co. Ltd.	18,800	269,514
Sharp Corp./Japan (b)	12,500	88,969
Shimadzu Corp.	15,000	418,245
Shimano, Inc.	4,900	754,816
Shimizu Corp.	31,400	208,286
Shin-Etsu Chemical Co. Ltd.	129,700	5,424,464
Shionogi & Co. Ltd. (a)	19,200	924,057
Shiseido Co. Ltd.	30,700	925,371
Shizuoka Financial Group, Inc.	35,100	296,805
SMC Corp.	4,300	2,300,225
SoftBank Corp.	197,000	2,454,960
SoftBank Group Corp.	70,600	3,116,173
Sompo Holdings, Inc.	19,600	958,996
Sony Group Corp.	88,400	8,365,544
Square Enix Holdings Co. Ltd.	5,100	182,835
Subaru Corp.	40,300	735,048
SUMCO Corp. (a)	22,300	333,590
Sumitomo Chemical Co. Ltd.	135,700	329,851
Sumitomo Corp.	72,500	1,577,720
Sumitomo Electric Industries Ltd.	43,500	551,953
Sumitomo Metal Mining Co. Ltd.	15,500	460,317
Sumitomo Mitsui Financial Group, Inc.	90,600	4,408,578
Sumitomo Mitsui Trust Holdings, Inc.	49,400	946,103
Sumitomo Realty & Development Co. Ltd.	23,200	687,509
Suntory Beverage & Food Ltd.	9,900	325,511
Suzuki Motor Corp.	26,900	1,146,385
Sysmex Corp.	12,800	711,558
T&D Holdings, Inc.	34,100	541,353
Taisei Corp.	10,500	358,553
Takeda Pharmaceutical Co. Ltd.	108,476	3,110,877
TDK Corp.	25,500	1,209,321
Terumo Corp.	46,100	1,507,517
TIS, Inc.	14,200	312,106
Tobu Railway Co. Ltd.	12,100	324,635
Toho Co. Ltd.	6,700	226,193
Tokio Marine Holdings, Inc.	123,600	3,077,760
Tokyo Electric Power Co. Holdings, Inc. (b)	120,000	627,975
Tokyo Electron Ltd.	33,400	5,936,511
Tokyo Gas Co. Ltd.	29,600	678,984
Tokyu Corp.	38,700	471,872
TOPPAN, Inc.	19,500	543,067
Toray Industries, Inc.	83,700	433,567
Tosoh Corp.	15,500	197,594
TOTO Ltd.	13,000	341,506
Toyota Industries Corp.	11,100	902,322
Toyota Motor Corp. (a)	736,130	13,488,632
Toyota Tsusho Corp.	14,600	856,760
Trend Micro, Inc./Japan (b)	8,300	442,971
Unicharm Corp.	28,800	1,041,620
USS Co. Ltd.	21,000	421,600
West Japan Railway Co.	17,100	712,529
Yakult Honsha Co. Ltd.	15,600	350,183
Yamaha Corp.	13,400	308,664

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yamaha Motor Co. Ltd. (a)	71,400	$635,343
Yamato Holdings Co. Ltd.	16,300	300,792
Yaskawa Electric Corp.	19,000	790,816
Yokogawa Electric Corp.	21,400	406,771
Zensho Holdings Co. Ltd.	6,200	324,412
ZOZO, Inc.	11,700	264,059

		252,549,993

Jordan — 0.0%
Hikma Pharmaceuticals PLC	9,731	221,741

Kazakhstan — 0.0%
Polymetal International PLC (b)(d)	13,797	2

Kuwait — 0.2%
Agility Public Warehousing Co. KSC (b)	132,937	220,052
Boubyan Bank KSCP	139,217	271,800
Gulf Bank KSCP	136,421	124,716
Kuwait Finance House KSCP	556,840	1,315,067
Mabanee Co. KPSC	63,085	172,998
Mobile Telecommunications Co. KSCP	139,288	229,838
National Bank of Kuwait SAKP	523,822	1,523,915

		3,858,386

Luxembourg — 0.1%
ArcelorMittal SA (b)	31,872	904,527
Eurofins Scientific SE	10,393	677,961
Reinet Investments SCA	7,155	182,355
Tenaris SA	28,432	494,523

		2,259,366

Macau — 0.0%
Sands China Ltd. (b)	175,600	513,975

Malaysia — 0.4%
AMMB Holdings Bhd	68,900	60,096
Axiata Group Bhd	165,600	85,731
CELCOMDIGI Bhd	305,900	271,326
CIMB Group Holdings Bhd	394,000	501,634
Dialog Group Bhd (a)	142,134	64,027
Gamuda Bhd	173,800	173,611
Genting Bhd	119,100	119,706
Genting Malaysia Bhd	106,100	62,086
Hong Leong Bank Bhd	38,840	159,725
IHH Healthcare Bhd	133,900	175,754
Inari Amertron Bhd (a)	200,000	130,857
IOI Corp. Bhd	306,000	261,697
Kuala Lumpur Kepong Bhd	46,100	218,784
Malayan Banking Bhd	372,000	719,542
Malaysia Airports Holdings Bhd	112,400	180,052
Maxis Bhd (a)	144,000	120,653
MISC Bhd	83,600	132,584
MR DIY Group M Bhd (c)	483,900	152,700
Nestle Malaysia Bhd	4,200	107,491
Petronas Chemicals Group Bhd	199,900	311,403
Petronas Dagangan Bhd	22,000	104,566
Petronas Gas Bhd	77,800	294,607
PPB Group Bhd	38,320	120,756
Press Metal Aluminium Holdings Bhd	283,300	296,414
Public Bank Bhd	1,009,700	942,336
QL Resources Bhd	80,400	99,909
RHB Bank Bhd	82,424	97,741
Sime Darby Bhd	159,000	81,302

Security	Shares	Value

Malaysia (continued)
Sime Darby Plantation Bhd	124,000	$120,209
Telekom Malaysia Bhd	55,900	67,484
Tenaga Nasional Bhd	155,300	339,293

		6,574,076

Mexico — 0.8%
Alfa SAB de CV, Class A	179,985	144,573
America Movil SAB de CV, Series B	1,299,034	1,204,098
Arca Continental SAB de CV	33,779	368,822
Banco del Bajio SA (c)	91,382	305,665
Cemex SAB de CV, Series B (b)	965,190	751,417
Coca-Cola Femsa SAB de CV	33,012	312,934
Fibra Uno Administracion SA de CV	272,247	490,112
Fomento Economico Mexicano SAB de CV	133,378	1,735,854
Gruma SAB de CV, Series B, Class B	10,875	199,261
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	19,745	209,020
Grupo Aeroportuario del Pacifico SAB de CV, Class B	30,531	532,966
Grupo Aeroportuario del Sureste SAB de CV, Class B	12,080	353,885
Grupo Bimbo SAB de CV, Series A	89,258	451,783
Grupo Carso SAB de CV, Series A1	45,509	508,100
Grupo Financiero Banorte SAB de CV, Class O	177,953	1,789,485
Grupo Financiero Inbursa SAB de CV, Class O (b)	123,656	340,143
Grupo Mexico SAB de CV, Series B	226,079	1,253,879
Industrias Penoles SAB de CV (b)	18,447	269,671
Kimberly-Clark de Mexico SAB de CV, Class A	78,500	176,453
Operadora De Sites Mexicanos SAB de CV, Class A-1	175,946	248,051
Orbia Advance Corp. SAB de CV	123,011	272,521
Promotora y Operadora de Infraestructura SAB de CV, Series B	14,276	154,454
Wal-Mart de Mexico SAB de CV	359,212	1,513,975

		13,587,122

Netherlands — 3.3%
ABN AMRO Bank NV (c)	27,646	415,754
Adyen NV (b)(c)	1,498	1,933,830
Aegon Ltd.	106,840	621,173
Akzo Nobel NV	11,028	913,193
Argenx SE (b)	4,169	1,585,756
ASM International NV	2,858	1,487,516
ASML Holding NV (b)	28,151	21,250,838
ASR Nederland NV	10,665	503,814
BE Semiconductor Industries NV	5,144	776,620
Euronext NV (c)	5,123	445,222
EXOR NV	7,271	727,810
Ferrovial SE	36,858	1,345,349
Heineken Holding NV	9,881	836,665
Heineken NV	19,749	2,006,488
IMCD NV	4,531	789,135
ING Groep NV, Series N	248,199	3,721,628
JDE Peet’s NV	12,224	328,731
Koninklijke Ahold Delhaize NV	66,602	1,916,236
Koninklijke KPN NV	263,787	908,780
Koninklijke Philips NV (b)	65,667	1,536,754
NEPI Rockcastle NV	22,422	154,910
NN Group NV	17,149	677,743
OCI NV	8,374	242,690
Prosus NV	104,822	3,122,657

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
QIAGEN NV (b)	17,368	$755,096
Randstad NV	9,010	565,468
Stellantis NV	151,710	3,554,662
Universal Music Group NV	56,184	1,603,891
Wolters Kluwer NV, Class C	17,659	2,512,337

		57,240,746

New Zealand — 0.2%
Auckland International Airport Ltd.	102,427	569,793
Fisher & Paykel Healthcare Corp. Ltd.	45,252	674,862
Mercury NZ Ltd.	41,047	171,256
Meridian Energy Ltd.	71,629	250,824
Spark New Zealand Ltd.	124,489	407,644
Xero Ltd. (b)	10,597	808,430

		2,882,809

Norway — 0.4%
Adevinta ASA, Class B (b)	29,440	325,248
Aker BP ASA	25,022	726,829
DNB Bank ASA	66,538	1,414,681
Equinor ASA	61,779	1,957,897
Gjensidige Forsikring ASA	19,855	366,400
Kongsberg Gruppen ASA	6,071	277,936
Mowi ASA	37,325	668,407
Norsk Hydro ASA	89,824	603,761
Orkla ASA	49,277	382,672
Salmar ASA	4,161	233,036
Telenor ASA	41,835	480,119
Yara International ASA	11,135	395,589

		7,832,575

Peru — 0.1%
Cia de Minas Buenaventura SAA, Series 20-A, ADR	16,186	246,675
Credicorp Ltd.	4,503	675,135
Southern Copper Corp. (a)	5,416	466,155

		1,387,965

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	70,570	56,823
Ayala Corp.	13,480	165,744
Ayala Land, Inc.	546,400	339,647
Bank of the Philippine Islands	110,452	206,928
BDO Unibank, Inc.	132,578	312,343
International Container Terminal Services, Inc.	71,720	319,677
JG Summit Holdings, Inc.	164,265	113,169
Jollibee Foods Corp.	45,180	205,036
Manila Electric Co.	11,960	86,147
Metropolitan Bank & Trust Co.	96,987	89,835
PLDT, Inc.	6,295	145,374
SM Investments Corp.	20,672	325,384
SM Prime Holdings, Inc.	780,850	463,927
Universal Robina Corp.	97,550	208,040

		3,038,074

Poland — 0.3%
Allegro.eu SA (b)(c)	41,050	347,455
Bank Polska Kasa Opieki SA	11,016	425,914
Budimex SA	1,231	195,872
CD Projekt SA	3,685	107,735
Cyfrowy Polsat SA (b)	41,521	130,122
Dino Polska SA (b)(c)	3,219	376,897
KGHM Polska Miedz SA	13,171	410,853
LPP SA	66	271,565
mBank SA (b)	1,117	151,880

Security	Shares	Value

Poland (continued)
ORLEN SA	43,030	$716,450
PGE Polska Grupa Energetyczna SA (b)	38,915	85,849
Powszechna Kasa Oszczednosci Bank Polski SA (b)	55,727	712,962
Powszechny Zaklad Ubezpieczen SA	49,153	590,412
Santander Bank Polska SA	2,017	251,174

		4,775,140

Portugal — 0.1%
EDP - Energias de Portugal SA	230,703	1,161,128
Galp Energia SGPS SA	39,187	576,585
Jeronimo Martins SGPS SA	20,746	527,996

		2,265,709

Qatar — 0.2%
Barwa Real Estate Co.	109,970	86,874
Commercial Bank PSQC, Series R186	197,122	321,887
Dukhan Bank	164,731	180,597
Industries Qatar QSC	97,136	343,386
Masraf Al Rayan QSC	333,614	237,318
Mesaieed Petrochemical Holding Co.	245,102	119,062
Ooredoo QPSC	63,062	188,645
Qatar Electricity & Water Co. QSC	34,989	173,661
Qatar Fuel QSC	23,217	104,075
Qatar Gas Transport Co. Ltd.	132,108	125,400
Qatar International Islamic Bank QSC	102,600	296,783
Qatar Islamic Bank SAQ	112,710	646,488
Qatar National Bank QPSC	323,841	1,425,802

		4,249,978

Russia(d) — 0.0%
Alrosa PJSC (b)	189,683	21
Gazprom PJSC (b)	621,256	70
Inter RAO UES PJSC (b)	2,890,341	324
LUKOIL PJSC	21,213	2
MMC Norilsk Nickel PJSC	3,587	—
Mobile TeleSystems PJSC	50,446	6
Moscow Exchange MICEX-Rates PJSC (b)	63,850	7
Novatek PJSC	44,130	5
Novolipetsk Steel PJSC (b)	58,207	7
Ozon Holdings PLC, ADR (b)	2,417	—
PhosAgro PJSC	2,583	1
PhosAgro PJSC, GDR, Registered Shares (b)	1	—
Polyus PJSC (b)	2,382	—
Rosneft Oil Co. PJSC	71,604	8
Sberbank of Russia PJSC	588,148	66
Severstal PAO (b)	10,830	1
Surgutneftegas PJSC	413,786	46
Tatneft PJSC	79,440	9
TCS Group Holding PLC, Class A, GDR (b)(e)	6,905	1
United Co. RUSAL International PJSC (b)	172,792	19
VK Co. Ltd., GDR, Registered Shares (b)	5,177	1
VTB Bank PJSC (b)	186,510,000	21
X5 Retail Group NV, GDR, Registered Shares (b)	9,876	1
Yandex NV, Class A (b)	16,115	2

		618

Saudi Arabia — 1.2%
ACWA Power Co.	6,847	469,265
Advanced Petrochemical Co.	7,524	79,101
Al Rajhi Bank	134,402	3,116,246
Alinma Bank	64,687	667,974
Almarai Co. JSC	14,947	224,006
Arab National Bank	61,088	412,955
Arabian Internet & Communications Services Co.	2,351	216,917

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia (continued)
Bank AlBilad	41,400	$495,669
Bank Al-Jazira (b)	25,089	125,036
Banque Saudi Fransi	38,664	412,244
Bupa Arabia for Cooperative Insurance Co.	6,760	384,328
Co. for Cooperative Insurance	4,904	170,528
Dallah Healthcare Co.	3,678	168,305
Dar Al Arkan Real Estate Development Co. (b)	26,789	99,370
Dr Sulaiman Al Habib Medical Services Group Co.	6,963	526,995
Elm Co.	1,339	290,877
Etihad Etisalat Co.	28,661	377,561
Jarir Marketing Co.	44,780	186,729
Mobile Telecommunications Co. Saudi Arabia	32,501	122,377
Mouwasat Medical Services Co.	5,276	157,211
Nahdi Medical Co.	3,386	123,632
National Industrialization Co. (b)	29,825	97,791
Power & Water Utility Co. for Jubail & Yanbu	8,132	135,869
Rabigh Refining & Petrochemical Co. (b)	40,456	112,329
Riyad Bank	93,636	712,434
SABIC Agri-Nutrients Co.	17,654	650,243
Sahara International Petrochemical Co.	27,239	247,065
Saudi Arabian Mining Co. (b)	92,138	1,082,331
Saudi Arabian Oil Co. (c)	183,820	1,618,379
Saudi Aramco Base Oil Co.	1,818	68,556
Saudi Basic Industries Corp.	63,539	1,410,466
Saudi British Bank	73,131	732,804
Saudi Electricity Co.	60,072	303,653
Saudi Industrial Investment Group	31,619	186,977
Saudi Investment Bank	42,308	179,302
Saudi Kayan Petrochemical Co. (b)	43,107	124,773
Saudi National Bank	201,603	2,079,172
Saudi Research & Media Group (b)	2,197	100,086
Saudi Tadawul Group Holding Co.	3,018	147,713
Saudi Telecom Co.	140,245	1,513,830
Savola Group	12,960	129,082
Yanbu National Petrochemical Co.	28,244	285,957

		20,746,138

Singapore — 0.9%
BOC Aviation Ltd. (c)	12,300	94,144
CapitaLand Ascendas REIT	261,551	599,624
CapitaLand Integrated Commercial Trust	361,823	564,007
Capitaland Investment Ltd./Singapore	169,500	405,253
City Developments Ltd.	59,900	301,596
DBS Group Holdings Ltd.	124,184	3,140,467
Genting Singapore Ltd.	370,000	280,259
Grab Holdings Ltd., Class A (b)	148,651	500,954
Jardine Cycle & Carriage Ltd.	6,600	148,747
JOYY, Inc., ADR (a)	2,689	106,753
Keppel Corp. Ltd.	87,100	466,055
Mapletree Logistics Trust	336,949	443,659
Mapletree Pan Asia Commercial Trust	231,900	275,507
Oversea-Chinese Banking Corp. Ltd.	232,149	2,284,209
Sea Ltd., Class A, ADR (a)(b)	26,266	1,063,773
Seatrium Ltd. (b)	3,437,106	306,903
Sembcorp Industries Ltd.	59,600	239,562
Singapore Airlines Ltd. (a)	118,599	588,883
Singapore Exchange Ltd.	42,100	313,198
Singapore Technologies Engineering Ltd. (a)	93,300	274,741
Singapore Telecommunications Ltd.	566,200	1,059,929

Security	Shares	Value

Singapore (continued)
United Overseas Bank Ltd.	81,300	$1,754,714
UOL Group Ltd.	22,100	104,986

		15,317,923

South Africa — 0.9%
Absa Group Ltd.	64,880	579,032
Anglo American Platinum Ltd.	6,883	361,269
Anglo American PLC	94,086	2,354,662
Aspen Pharmacare Holdings Ltd.	20,407	227,643
Bid Corp. Ltd.	22,557	526,114
Bidvest Group Ltd.	26,537	365,998
Capitec Bank Holdings Ltd.	5,473	610,651
Clicks Group Ltd.	17,239	306,952
Discovery Ltd.	46,452	364,861
Exxaro Resources Ltd.	14,243	159,905
FirstRand Ltd.	357,357	1,433,711
Gold Fields Ltd.	62,168	943,363
Harmony Gold Mining Co. Ltd.	48,026	312,813
Impala Platinum Holdings Ltd.	62,435	310,051
Kumba Iron Ore Ltd.	2,943	98,646
MTN Group Ltd.	104,721	661,215
Naspers Ltd., N Shares	13,439	2,300,354
Nedbank Group Ltd.	35,865	423,371
Northam Platinum Holdings Ltd.	18,042	138,507
Old Mutual Ltd.	280,861	200,522
OUTsurance Group Ltd.	85,253	195,534
Pepkor Holdings Ltd. (c)	96,071	103,096
Remgro Ltd.	36,445	323,717
Sanlam Ltd.	135,200	538,065
Sasol Ltd.	45,386	457,386
Shoprite Holdings Ltd.	30,051	451,853
Sibanye Stillwater Ltd.	196,087	262,899
Standard Bank Group Ltd.	97,798	1,112,574
Vodacom Group Ltd.	34,946	202,503
Woolworths Holdings Ltd./South Africa	55,517	219,124

		16,546,391

South Korea — 3.4%
Amorepacific Corp.	1,902	213,365
Celltrion Pharm, Inc. (b)	821	58,578
Celltrion, Inc.	10,726	1,674,876
CJ CheilJedang Corp.	487	122,230
CosmoAM&T Co. Ltd. (b)	1,498	169,865
Coway Co. Ltd.	4,594	203,190
DB Insurance Co. Ltd.	2,516	162,944
Doosan Bobcat, Inc.	2,907	113,237
Doosan Enerbility Co. Ltd. (b)	30,236	371,484
Ecopro BM Co. Ltd.	3,294	730,547
Ecopro Co. Ltd.	1,332	663,704
F&F Co. Ltd.	980	67,646
GS Holdings Corp. (b)	2,934	92,889
Hana Financial Group, Inc.	18,272	612,926
Hankook Tire & Technology Co. Ltd.	4,552	159,988
Hanmi Pharm Co. Ltd. (b)	250	68,204
Hanon Systems	6,705	37,769
Hanwha Aerospace Co. Ltd.	2,293	221,207
Hanwha Ocean Co. Ltd. (b)	2,902	56,315
Hanwha Solutions Corp. (b)	6,589	200,265
HD Hyundai Co. Ltd.	2,110	103,422
HLB, Inc. (b)	8,095	317,147
HMM Co. Ltd.	17,458	264,860
Hotel Shilla Co. Ltd.	1,174	59,405

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
HYBE Co. Ltd. (b)	1,064	$192,125
Hyundai Engineering & Construction Co. Ltd.	4,660	125,790
Hyundai Glovis Co. Ltd.	1,004	148,766
Hyundai Heavy Industries Co. Ltd. (b)	2,021	201,606
Hyundai Mipo Dockyard Co. Ltd. (b)	2,258	148,169
Hyundai Mobis Co. Ltd.	3,755	687,965
Hyundai Motor Co.	9,428	1,483,071
Hyundai Steel Co.	9,851	277,620
Industrial Bank of Korea	31,533	289,836
JYP Entertainment Corp.	1,895	148,407
Kakao Corp.	23,603	990,138
KakaoBank Corp.	13,451	296,187
Kakaopay Corp. (b)	3,033	115,312
Kangwon Land, Inc.	4,062	50,337
KB Financial Group, Inc.	27,816	1,160,533
Kia Corp.	18,804	1,454,174
Korea Aerospace Industries Ltd.	4,371	169,211
Korea Electric Power Corp. (b)	17,450	255,623
Korea Investment Holdings Co. Ltd.	1,996	94,538
Korea Shipbuilding & Offshore Engineering Co. Ltd. (b)	2,539	237,472
Korea Zinc Co. Ltd.	695	267,527
Korean Air Lines Co. Ltd.	18,478	341,382
Krafton, Inc. (b)	2,506	375,391
KT Corp. (b)	8,442	225,094
KT&G Corp.	6,221	419,097
Kum Yang Co. Ltd. (b)	2,226	186,716
Kumho Petrochemical Co. Ltd.	1,183	121,484
L&F Co. Ltd.	2,173	341,084
LG Chem Ltd.	3,388	1,303,104
LG Corp.	8,175	543,263
LG Display Co. Ltd. (b)	23,043	226,874
LG Electronics, Inc. (b)	6,594	518,538
LG Energy Solution Ltd. (b)	3,209	1,059,020
LG H&H Co. Ltd.	839	230,462
LG Innotek Co. Ltd.	809	149,843
LG Uplus Corp.	19,172	152,049
Lotte Chemical Corp.	1,038	122,985
Meritz Financial Group, Inc.	9,258	423,567
Mirae Asset Securities Co. Ltd.	9,107	53,779
NAVER Corp. (b)	9,203	1,592,305
NCSoft Corp.	1,351	251,274
Netmarble Corp. (b)(c)	1,410	63,268
NH Investment & Securities Co. Ltd.	5,312	42,485
Orion Corp./Republic of Korea	2,631	236,106
Pearl Abyss Corp. (b)	1,729	51,762
POSCO Future M Co. Ltd.	2,049	565,888
POSCO Holdings, Inc.	4,929	1,895,154
Posco International Corp.	3,269	157,149
Samsung Biologics Co. Ltd. (b)(c)	1,133	666,521
Samsung C&T Corp.	5,348	536,449
Samsung Electro-Mechanics Co. Ltd.	4,542	538,121
Samsung Electronics Co. Ltd.	333,514	20,243,230
Samsung Engineering Co. Ltd. (b)	14,568	326,342
Samsung Fire & Marine Insurance Co. Ltd.	2,546	518,713
Samsung Heavy Industries Co. Ltd. (b)	59,459	356,417
Samsung Life Insurance Co. Ltd. (b)	4,523	241,977
Samsung SDI Co. Ltd. (b)	3,812	1,387,913
Samsung SDS Co. Ltd.	2,432	319,828
Samsung Securities Co. Ltd. (b)	2,723	81,119
Shinhan Financial Group Co. Ltd.	28,668	888,811
SK Biopharmaceuticals Co. Ltd. (b)	2,896	224,880

Security	Shares	Value

South Korea (continued)
SK Bioscience Co. Ltd. (b)	1,588	$88,463
SK Hynix, Inc.	37,441	4,086,233
SK IE Technology Co. Ltd. (b)(c)	2,047	124,550
SK Innovation Co. Ltd. (b)	4,534	490,659
SK Square Co. Ltd. (b)	9,488	385,597
SK Telecom Co. Ltd.	3,814	148,173
SK, Inc.	2,218	305,306
SKC Co. Ltd.	1,153	80,625
S-Oil Corp.	2,657	143,074
Woori Financial Group, Inc.	41,683	419,540
Yuhan Corp.	3,378	180,104

		59,972,238

Spain — 1.7%
Acciona SA	1,476	217,333
ACS Actividades de Construccion y Servicios SA	15,115	671,330
Aena SME SA (c)	4,988	905,377
Amadeus IT Group SA	30,892	2,218,711
Banco Bilbao Vizcaya Argentaria SA	427,001	3,891,797
Banco Santander SA	1,109,788	4,641,889
CaixaBank SA	282,942	1,165,250
Cellnex Telecom SA (c)	38,756	1,525,940
Corp. ACCIONA Energias Renovables SA	4,048	125,634
EDP Renovaveis SA	21,451	439,130
Enagas SA	8,450	142,546
Endesa SA	25,932	529,041
Grifols SA , Class A (b)	24,792	424,126
Iberdrola SA	417,484	5,476,047
Industria de Diseno Textil SA	74,801	3,263,871
Naturgy Energy Group SA	8,829	263,344
Redeia Corp. SA	20,753	341,981
Repsol SA	90,531	1,342,930
Telefonica SA	362,153	1,415,972

		29,002,249

Sweden — 2.1%
Alfa Laval AB	22,061	883,191
Assa Abloy AB, Class B	68,730	1,980,742
Atlas Copco AB, A Shares	184,190	3,173,798
Atlas Copco AB, B Shares	109,682	1,627,257
Beijer Ref AB, Class B (a)	29,241	392,384
Boliden AB	16,221	507,709
Epiroc AB, Class A	49,937	1,005,176
Epiroc AB, Class B	22,861	400,931
EQT AB	27,257	771,745
Essity AB, Class B	44,667	1,106,945
Evolution AB (c)	12,727	1,515,918
Fastighets AB Balder, B Shares (b)	48,678	345,218
Getinge AB, B Shares	19,839	441,765
H&M Hennes & Mauritz AB, B Shares	46,295	812,016
Hexagon AB, B Shares	142,369	1,710,036
Holmen AB, B Shares	6,309	266,472
Husqvarna AB, B Shares	22,734	187,522
Industrivarden AB, A Shares	11,567	378,169
Industrivarden AB, C Shares	8,323	271,579
Indutrade AB	17,623	459,300
Investment AB Latour, B Shares	13,900	362,599
Investor AB, B Shares	118,688	2,752,340
L E Lundbergforetagen AB, B Shares	6,442	350,811
Lifco AB, Class B	13,222	324,612
Nibe Industrier AB, B Shares	106,085	744,973
Saab AB, Class B	6,068	365,680
Sagax AB, Class B	11,719	322,560
Sandvik AB	75,323	1,636,418

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Securitas AB, B Shares	38,094	$373,473
Skandinaviska Enskilda Banken AB, Class A	114,035	1,573,762
Skanska AB, B Shares	21,743	393,930
SKF AB, B Shares	28,146	564,061
Svenska Cellulosa AB SCA, Class B	38,142	572,987
Svenska Handelsbanken AB, A Shares	94,444	1,026,364
Swedbank AB, A Shares	61,633	1,246,074
Swedish Orphan Biovitrum AB (b)	16,257	430,359
Tele2 AB, B Shares	47,024	404,203
Telefonaktiebolaget LM Ericsson, B Shares	206,162	1,297,415
Telia Co. AB	158,189	403,608
Volvo AB, Class A	13,043	346,056
Volvo AB, Class B	103,479	2,692,524
Volvo Car AB, Class B (b)	44,422	144,069

		36,566,751

Switzerland — 5.9%
ABB Ltd., Class N, Registered Shares	109,696	4,870,300
Adecco Group AG, Class N, Registered Shares	12,824	629,831
Alcon, Inc.	34,266	2,680,834
Avolta AG, Class N, Registered Shares (b)	6,282	247,329
Bachem Holding AG, Class N	2,994	231,859
Baloise Holding AG, Class N, Registered Shares	3,703	580,587
Banque Cantonale Vaudoise, Registered Shares (a)	2,388	307,977
Barry Callebaut AG, Class N, Registered Shares	293	494,636
BKW AG	1,298	230,871
Chocoladefabriken Lindt & Spruengli AG	68	816,246
Chocoladefabriken Lindt & Spruengli AG, Class N, Registered Shares	9	1,091,867
Cie Financiere Richemont SA, Class A, Registered Shares	35,795	4,944,151
Clariant AG, Class N, Registered Shares	14,711	217,351
Coca-Cola HBC AG, Class DI	15,096	443,263
DSM-Firmenich AG	13,419	1,364,624
EMS-Chemie Holding AG, Registered Shares	605	490,551
Geberit AG, Class N, Registered Shares	2,341	1,502,731
Givaudan SA, Class N, Registered Shares	633	2,624,869
Helvetia Holding AG, Registered Shares	2,687	370,502
Holcim AG	35,741	2,807,148
Julius Baer Group Ltd., Class N	13,632	764,728
Kuehne and Nagel International AG, Registered Shares	3,934	1,357,611
Logitech International SA, Class N, Registered Shares	12,142	1,154,563
Lonza Group AG, Registered Shares	5,107	2,153,041
Nestle SA, Registered Shares	187,554	21,741,233
Novartis AG, Class N, Registered Shares	144,020	14,547,530
Partners Group Holding AG	1,556	2,249,898
Sandoz Group AG (b)	28,847	928,125
Schindler Holding AG	2,550	638,405
Schindler Holding AG, Class N, Registered Shares	1,579	374,982
SGS SA	9,526	822,387
SIG Group AG	20,650	475,591
Sika AG, Registered Shares	10,654	3,474,015
Sonova Holding AG, Registered Shares	3,732	1,220,542
STMicroelectronics NV	46,867	2,350,800
Straumann Holding AG, Registered Shares	8,012	1,294,762
Swatch Group AG	1,960	533,297
Swatch Group AG, Class N, Registered Shares	3,146	164,942
Swiss Life Holding AG, Class N, Registered Shares (a)	2,024	1,406,586
Swiss Prime Site AG, Registered Shares	6,269	669,800
Swiss Re AG	20,683	2,327,468

Security	Shares	Value

Switzerland (continued)
Swisscom AG, Class N, Registered Shares	1,781	$1,071,929
Temenos AG, Class N, Registered Shares	3,799	354,022
UBS Group AG, Registered Shares	231,403	7,187,738
VAT Group AG (c)	2,018	1,013,556
Zurich Insurance Group AG, Class N	10,317	5,394,005

		102,619,083

Taiwan — 4.5%
Accton Technology Corp.	31,000	526,900
Acer, Inc.	179,504	314,089
Advantech Co. Ltd.	28,769	348,145
Alchip Technologies Ltd.	5,000	531,291
ASE Technology Holding Co. Ltd.	230,343	1,009,418
Asia Cement Corp.	138,233	186,678
Asustek Computer, Inc.	56,220	894,751
AUO Corp.	391,200	231,011
Catcher Technology Co. Ltd.	45,000	284,152
Cathay Financial Holding Co. Ltd.	701,622	1,045,281
Chailease Holding Co. Ltd.	93,943	590,314
Chang Hwa Commercial Bank Ltd.	294,541	171,694
Cheng Shin Rubber Industry Co. Ltd.	203,436	297,290
China Airlines Ltd.	228,000	160,537
China Development Financial Holding Corp. (b)	910,191	371,970
China Steel Corp.	818,638	719,907
Chunghwa Telecom Co. Ltd.	262,000	1,025,066
Compal Electronics, Inc.	410,000	531,076
CTBC Financial Holding Co. Ltd.	1,297,601	1,197,431
Delta Electronics, Inc.	134,000	1,366,590
E Ink Holdings, Inc.	58,000	371,376
E.Sun Financial Holding Co. Ltd.	1,072,005	900,619
Eclat Textile Co. Ltd.	12,303	224,838
eMemory Technology, Inc.	7,000	556,600
Eva Airways Corp.	170,000	173,970
Evergreen Marine Corp. Taiwan Ltd.	57,055	266,352
Far Eastern New Century Corp.	207,607	210,955
Far EasTone Telecommunications Co. Ltd.	144,000	374,473
Feng TAY Enterprise Co. Ltd.	54,996	313,287
First Financial Holding Co. Ltd.	691,867	617,346
Formosa Chemicals & Fibre Corp.	218,360	443,027
Formosa Petrochemical Corp.	117,000	307,475
Formosa Plastics Corp.	244,040	629,494
Fubon Financial Holding Co. Ltd.	501,558	1,058,074
Gigabyte Technology Co. Ltd.	34,000	293,305
Global Unichip Corp.	8,000	452,193
Globalwafers Co. Ltd.	12,000	229,009
Hon Hai Precision Industry Co. Ltd.	908,800	3,091,951
Hotai Motor Co. Ltd.	18,360	423,594
Hua Nan Financial Holdings Co. Ltd.	517,220	376,397
Innolux Corp.	536,908	249,675
Inventec Corp.	168,470	288,496
Largan Precision Co. Ltd.	8,000	747,221
Lite-On Technology Corp.	164,816	625,836
MediaTek, Inc.	104,255	3,442,490
Mega Financial Holding Co. Ltd.	832,630	1,062,437
Micro-Star International Co. Ltd.	67,000	444,569
momo.com, Inc.	8,140	134,775
Nan Ya Plastics Corp.	364,790	789,936
Nan Ya Printed Circuit Board Corp.	12,000	98,126
Nanya Technology Corp.	133,000	337,535
Nien Made Enterprise Co. Ltd.	9,000	103,415
Novatek Microelectronics Corp.	42,000	706,409
Parade Technologies Ltd.	4,000	155,921
Pegatron Corp.	116,000	329,607

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
PharmaEssentia Corp. (b)	15,000	$168,912
Pou Chen Corp.	90,000	90,565
Powerchip Semiconductor Manufacturing Corp.	231,000	221,326
President Chain Store Corp.	40,000	351,128
Quanta Computer, Inc.	193,000	1,405,121
Realtek Semiconductor Corp.	40,240	617,077
Ruentex Development Co. Ltd.	97,478	119,700
Shanghai Commercial & Savings Bank Ltd.	309,075	471,011
Shin Kong Financial Holding Co. Ltd. (b)	784,499	226,049
SinoPac Financial Holdings Co. Ltd.	637,596	409,002
Synnex Technology International Corp.	72,500	165,737
Taishin Financial Holding Co. Ltd.	795,025	468,492
Taiwan Business Bank	412,672	184,029
Taiwan Cement Corp.	505,240	573,489
Taiwan Cooperative Financial Holding Co. Ltd.	818,564	711,925
Taiwan High Speed Rail Corp.	140,000	139,954
Taiwan Mobile Co. Ltd.	102,800	330,192
Taiwan Semiconductor Manufacturing Co. Ltd.	1,721,000	32,994,217
Unimicron Technology Corp.	102,000	582,777
Uni-President Enterprises Corp.	357,950	868,434
United Microelectronics Corp.	795,000	1,354,542
Vanguard International Semiconductor Corp.	63,000	166,998
Voltronic Power Technology Corp.	4,000	222,451
Walsin Lihwa Corp.	185,100	232,641
Wan Hai Lines Ltd.	39,215	70,157
Winbond Electronics Corp.	169,552	167,818
Wistron Corp.	172,000	550,244
Wiwynn Corp.	6,000	355,263
WPG Holdings Ltd.	102,448	272,176
Yageo Corp.	22,909	444,834
Yang Ming Marine Transport Corp.	110,000	183,602
Yuanta Financial Holding Co. Ltd.	623,584	560,232
Zhen Ding Technology Holding Ltd.	37,710	133,686

		78,448,155

Thailand — 0.5%
Advanced Info Service PCL, NVDR	93,200	592,230
Airports of Thailand PCL, NVDR	253,500	443,400
Asset World Corp. PCL, NVDR	606,100	63,076
Bangkok Dusit Medical Services PCL, NVDR	850,600	690,778
Bangkok Expressway & Metro PCL, NVDR	553,100	128,730
Banpu PCL, NVDR	493,700	98,137
Berli Jucker PCL, NVDR	120,700	88,296
BTS Group Holdings PCL, NVDR	513,400	108,911
Bumrungrad Hospital PCL, NVDR	51,000	331,375
Central Pattana PCL, NVDR	105,500	215,998
Central Retail Corp. PCL, NVDR	103,400	124,015
Charoen Pokphand Foods PCL, NVDR	204,000	116,906
CP ALL PCL, NVDR	384,600	630,032
CP Axtra PCL, NVDR	165,700	130,944
Delta Electronics Thailand PCL, NVDR	236,100	606,896
Energy Absolute PCL, NVDR	98,300	127,111
Global Power Synergy PCL, NVDR	42,200	59,817
Gulf Energy Development PCL, NVDR	253,100	329,417
Home Product Center PCL, NVDR	339,932	116,382
Indorama Ventures PCL, NVDR	97,000	77,336
Intouch Holdings PCL, NVDR	41,000	85,806
Kasikornbank PCL, NVDR	29,700	117,328
Krung Thai Bank PCL, NVDR	285,275	153,611
Krungthai Card PCL, NVDR	144,300	183,570
Land & Houses PCL, NVDR	601,300	143,454
Minor International PCL, NVDR	147,580	127,365

Security	Shares	Value

Thailand (continued)
Muangthai Capital PCL, NVDR	57,700	$75,840
Osotspa PCL, NVDR	81,600	52,475
PTT Exploration & Production PCL, NVDR	109,022	474,899
PTT Global Chemical PCL, NVDR	115,068	129,499
PTT Oil & Retail Business PCL, NVDR	346,800	193,766
PTT PCL, NVDR	597,700	624,850
SCB X PCL, NVDR	41,800	129,681
SCG Packaging PCL, NVDR	143,200	150,717
Siam Cement PCL, NVDR	62,600	560,589
Thai Oil PCL, NVDR	51,600	80,877
TMBThanachart Bank PCL, NVDR	3,816,300	186,532
True Corp. PCL, NVDR	1,194,925	176,516

		8,727,162

Turkey — 0.2%
Akbank TAS, Class A	213,323	263,829
Aselsan Elektronik Sanayi Ve Ticaret A/S, Class A	93,534	142,767
BIM Birlesik Magazalar A/S	24,603	250,927
Eregli Demir ve Celik Fabrikalari TAS, Class A, Registered Shares (b)	95,722	133,066
Ford Otomotiv Sanayi A/S, Class A	4,907	123,138
Haci Omer Sabanci Holding A/S	71,332	146,026
KOC Holding A/S, Class A	53,193	255,409
Sasa Polyester Sanayi AS (b)	92,041	113,814
Tofas Turk Otomobil Fabrikasi A/S, Class A	8,740	62,213
Turk Hava Yollari AO, Class A (b)	33,173	257,013
Turkcell Iletisim Hizmetleri A/S, Class A	84,603	161,060
Turkiye Is Bankasi A/S, Class C	228,364	180,439
Turkiye Petrol Rafinerileri A/S, Class A	67,360	326,220
Turkiye Sise ve Cam Fabrikalari A/S, Class A	96,380	149,590
Yapi ve Kredi Bankasi AS	231,458	152,988

		2,718,499

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	203,805	509,408
Abu Dhabi Islamic Bank PJSC	109,255	301,044
Abu Dhabi National Oil Co. for Distribution PJSC	160,418	161,608
Aldar Properties PJSC	238,393	347,261
Americana Restaurants International PLC	167,650	142,875
Dubai Islamic Bank PJSC	287,594	447,904
Emaar Properties PJSC	492,362	1,061,788
Emirates NBD Bank PJSC	121,454	572,093
Emirates Telecommunications Group Co. PJSC	240,707	1,287,179
First Abu Dhabi Bank PJSC	318,686	1,211,315
Multiply Group PJSC (b)	433,222	374,671

		6,417,146

United Kingdom — 8.5%
3i Group PLC	66,743	2,054,317
abrdn PLC	126,751	288,176
Admiral Group PLC	17,979	614,675
Anglogold Ashanti PLC	29,334	563,259
Ashtead Group PLC	30,049	2,088,620
Associated British Foods PLC, Series 20B	23,283	701,727
AstraZeneca PLC	107,571	14,510,235
Auto Trader Group PLC (c)	77,280	709,944
Aviva PLC	176,663	977,552
BAE Systems PLC	221,576	3,136,406
Barclays PLC	1,066,698	2,088,666
Barratt Developments PLC	64,968	465,399
Berkeley Group Holdings PLC	6,612	394,744
BP PLC	1,189,856	7,053,547
British American Tobacco PLC	151,488	4,432,415
BT Group PLC	467,882	737,188

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Bunzl PLC	24,465	$994,148
Burberry Group PLC	29,310	528,663
Centrica PLC	421,023	754,768
Coca-Cola Europacific Partners PLC	14,736	983,481
Compass Group PLC	118,876	3,252,842
Croda International PLC	8,990	578,272
DCC PLC, Series A	6,340	466,504
Diageo PLC	158,763	5,762,328
Endeavour Mining PLC (a)	13,326	298,185
GSK PLC	280,805	5,186,241
Haleon PLC	384,346	1,573,617
Halma PLC	29,226	849,772
Hargreaves Lansdown PLC	26,614	248,733
HSBC Holdings PLC	1,355,516	10,966,070
Imperial Brands PLC	60,879	1,401,909
Informa PLC	95,973	954,586
InterContinental Hotels Group PLC	10,906	983,458
Intertek Group PLC	13,046	706,266
J Sainsbury PLC	105,979	408,594
JD Sports Fashion PLC	233,768	493,329
Kingfisher PLC (a)	161,823	501,390
Land Securities Group PLC	44,431	398,742
Legal & General Group PLC	409,914	1,309,957
Lloyds Banking Group PLC, Series L	4,416,177	2,678,570
London Stock Exchange Group PLC	29,119	3,442,201
M&G PLC	147,658	417,889
Melrose Industries PLC	90,172	651,797
Mondi PLC	38,769	758,504
National Grid PLC	252,488	3,401,345
NatWest Group PLC	374,794	1,043,953
Next PLC	9,518	983,921
Ocado Group PLC (b)	41,160	397,603
Pearson PLC	44,562	547,352
Pepco Group NV (b)	15,565	103,039
Persimmon PLC	23,234	410,688
Phoenix Group Holdings PLC	43,508	296,252
Prudential PLC	188,795	2,130,115
Reckitt Benckiser Group PLC	49,201	3,395,037
RELX PLC	134,303	5,328,311
Rentokil Initial PLC	183,389	1,033,628
Rolls-Royce Holdings PLC (b)	580,925	2,215,862
Sage Group PLC	75,057	1,120,511
Schroders PLC	76,220	416,753
Segro PLC	80,809	911,304
Severn Trent PLC	16,765	551,309
Shell PLC	459,735	15,048,996
Smith & Nephew PLC	58,129	798,522
Smiths Group PLC	22,773	511,149
Spirax-Sarco Engineering PLC	5,069	678,210
SSE PLC	74,768	1,764,972
St. James’s Place PLC	48,995	426,272
Standard Chartered PLC	163,315	1,385,913
Taylor Wimpey PLC, Series L	211,225	395,395
Tesco PLC	492,742	1,825,473
Unilever PLC	176,111	8,525,707
United Utilities Group PLC	45,859	619,476
Vodafone Group PLC	1,576,827	1,377,105

Security	Shares	Value

United Kingdom (continued)
Whitbread PLC	12,320	$573,586
Wise PLC, Class A (b)	50,224	558,565
WPP PLC	68,894	658,067

		147,802,077

United States — 0.9%
Brookfield Renewable Corp., Class A	7,825	225,233
Legend Biotech Corp., ADR (b)	5,488	330,213
Roche Holding AG	51,708	15,070,363

		15,625,809

Total Common Stocks — 99.6% (Cost: $1,295,767,103)		1,740,360,495

Preferred Securities

Preferred Stocks — 1.0%

Brazil — 0.5%
Banco Bradesco SA	374,647	1,306,465
Centrais Eletricas Brasileiras SA	8,083	78,230
Cia Energetica de Minas Gerais	132,617	314,517
Companhia Paranaense de Energia	84,716	150,615
Gerdau SA	66,123	319,968
Itau Unibanco Holding SA	332,292	2,311,919
Itausa SA	339,531	724,018
Petroleo Brasileiro SA	326,524	2,491,315

		7,697,047

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA Class B	11,036	661,183

Colombia — 0.0%
Bancolombia SA	28,795	221,763

Germany — 0.3%
Bayerische Motoren Werke AG	5,302	527,564
Dr Ing hc F Porsche AG(c)	7,114	626,580
Henkel AG & Co. KGaA	11,511	925,968
Porsche Automobil Holding SE	9,993	510,660
Sartorius AG	1,834	673,483
Volkswagen AG	14,140	1,742,843

		5,007,098

Russia — 0.0%
Surgutneftegas PJSC(d)	376,618	42

South Korea — 0.2%
Hyundai Motor Co., Preference Shares,	7,008	618,838
LG Chem Ltd.	671	161,037
Samsung Electronics Co. Ltd.	56,427	2,719,020

		3,498,895

Total Preferred Securities — 1.0% (Cost: $13,487,155)		17,086,028

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

Brazil — 0.0%
Localiza Rent a Car SA, (Expires 02/19/24, Strike Price BRL 45.35)(b)	223	$918

Total Rights — 0.0% (Cost: $ — )		918

Warrants

Canada — 0.0%
Constellation Software, Inc., (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD 11.50)(b)(d)	1,354	—

Total Warrants — 0.0% (Cost: $ — )		—

Total Long-Term Investments — 100.6% (Cost: $1,309,254,258)		1,757,447,441

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(f)(g)(h)	49,166,415	49,195,915

Total Short-Term Securities — 2.8% (Cost: $49,183,738)		49,195,915

Total Investments — 103.4% (Cost: $1,358,437,996)		1,806,643,356

Liabilities in Excess of Other Assets — (3.4)%		(59,223,635)

Net Assets — 100.0%		$1,747,419,721

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(f)	Affiliate of the Master Portfolio.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$85,600,096	$—	$(36,414,374	)(a)	$11,836	$(1,643)	$49,195,915	49,166,415	$280,947	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	560,288,465	(560,288,465)		—	—	—	—	785,510		—

					$11,836	$(1,643)	$49,195,915		$1,066,457		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$114,685	$—	$—	$—	$114,685
Forward foreign currency exchange contracts	—	—	—	3,807	—	—	3,807

	$—	$—	$114,685	$3,807	$—	$—	$118,492

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$37,920	$—	$—	$—	$37,920

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,870,554
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$—	(a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$94,445,316	$—	$94,445,316
Austria	—	2,021,390	—	2,021,390
Belgium	740,523	8,584,562	—	9,325,085
Brazil	—	20,774,900	—	20,774,900
Canada	134,170,670	—	—	134,170,670
Cayman Islands	—	176,415	—	176,415
Chile	1,258,199	1,155,663	—	2,413,862
China	13,899,936	115,907,063	—	129,806,999
Colombia	229,852	97,771	—	327,623
Czech Republic	440,553	230,139	—	670,692
Denmark	—	37,923,743	—	37,923,743
Egypt	—	143,794	—	143,794
Finland	576,902	11,657,786	—	12,234,688
France	—	132,075,417	—	132,075,417
Germany	—	90,898,853	—	90,898,853
Greece	795,754	1,516,767	—	2,312,521
Hong Kong	—	25,994,834	—	25,994,834
Hungary	528,110	729,111	—	1,257,221
India	4,839,950	77,326,272	—	82,166,222
Indonesia	669,619	8,798,682	—	9,468,301
Ireland	1,059,803	13,035,553	—	14,095,356
Isle of Man	—	558,128	—	558,128
Israel	3,584,801	4,149,296	—	7,734,097
Italy	256,996	25,359,476	—	25,616,472
Japan	—	252,549,993	—	252,549,993
Jordan	—	221,741	—	221,741

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2023	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Kazakhstan	$—	$—	$2	$2
Kuwait	—	3,858,386	—	3,858,386
Luxembourg	182,355	2,077,011	—	2,259,366
Macau	—	513,975	—	513,975
Malaysia	1,174,293	5,399,783	—	6,574,076
Mexico	13,587,122	—	—	13,587,122
Netherlands	3,606,298	53,634,448	—	57,240,746
New Zealand	1,148,693	1,734,116	—	2,882,809
Norway	480,119	7,352,456	—	7,832,575
Peru	1,387,965	—	—	1,387,965
Philippines	577,096	2,460,978	—	3,038,074
Poland	271,565	4,503,575	—	4,775,140
Portugal	—	2,265,709	—	2,265,709
Qatar	1,810,183	2,439,795	—	4,249,978
Russia	—	—	618	618
Saudi Arabia	1,989,142	18,756,996	—	20,746,138
Singapore	1,671,480	13,646,443	—	15,317,923
South Africa	5,515,101	11,031,290	—	16,546,391
South Korea	—	59,972,238	—	59,972,238
Spain	—	29,002,249	—	29,002,249
Sweden	430,359	36,136,392	—	36,566,751
Switzerland	928,125	101,690,958	—	102,619,083
Taiwan	—	78,448,155	—	78,448,155
Thailand	—	8,727,162	—	8,727,162
Turkey	540,779	2,177,720	—	2,718,499
United Arab Emirates	4,980,687	1,436,459	—	6,417,146
United Kingdom	4,119,887	143,682,190	—	147,802,077
United States	555,446	15,070,363	—	15,625,809
Preferred Securities
Preferred Stocks	—	17,085,986	42	17,086,028
Rights	918	—	—	918
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	49,195,915	—	—	49,195,915

	$257,205,196	$1,549,437,498	$662	$1,806,643,356

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2023

Total International ex U.S. Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,757,447,441
Investments, at value — affiliated(c)	49,195,915
Cash pledged for futures contracts	755,000
Foreign currency, at value(d)	1,956,051
Receivables:
Investments sold	187,175
Securities lending income — affiliated	16,260
Dividends — unaffiliated	2,261,048
Dividends — affiliated	68,107
Variation margin on futures contracts	11,568
Prepaid expenses	4,069

Total assets	1,811,902,634

LIABILITIES
Bank overdraft	3,605,059
Collateral on securities loaned	49,135,323
Payables:
Investments purchased	6,728,760
Accounting services fees	124,548
Withdrawals to investors	2,399,444
Deferred foreign capital gain tax	2,381,815
Investment advisory fees	42,639
Trustees’ fees	4,133
Other accrued expenses	15,151
Professional fees	46,041

Total liabilities	64,482,913

Commitments and contingent liabilities

NET ASSETS	$1,747,419,721

NET ASSETS CONSIST OF
Investors’ capital	$1,301,568,601
Net unrealized appreciation (depreciation)	445,851,120

NET ASSETS	$1,747,419,721

(a) Investments, at cost — unaffiliated	$1,309,254,258
(b) Securities loaned, at value	$46,827,339
(c) Investments, at cost — affiliated	$49,183,738
(d) Foreign currency, at cost	$1,944,717

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	41

Statement of Operations

Year Ended December 31, 2023

Total International ex U.S. Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$52,458,329
Dividends — affiliated	785,510
Securities lending income — affiliated — net	280,947
Foreign taxes withheld	(6,719,392)

Total investment income	46,805,394

EXPENSES
Accounting services	610,620
Investment advisory	479,078
Professional	126,800
Trustees	17,448
Printing and postage	630
Miscellaneous	15,005

Total expenses excluding interest expense	1,249,581
Interest expense	83,632

Total expenses	1,333,213
Less:
Fees waived and/or reimbursed by the Manager	(17,990)

Total expenses after fees waived and/or reimbursed	1,315,223

Net investment income	45,490,171

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(40,764,033)
Investments — affiliated	11,836
Forward foreign currency exchange contracts	3,807
Foreign currency transactions	(103,559)
Futures contracts	114,685

(40,737,264)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	222,088,214
Investments — affiliated	(1,643)
Foreign currency translations	(42,056)
Futures contracts	37,920

222,082,435

Net realized and unrealized gain	181,345,171

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$226,835,342

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(438,205)
(b) Net of increase in deferred foreign capital gain tax of	$(1,347,079)

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$45,490,171	$41,197,046
Net realized loss	(40,737,264)	(73,472,841)
Net change in unrealized appreciation (depreciation)	222,082,435	(203,085,726)

Net increase (decrease) in net assets resulting from operations	226,835,342	(235,361,521)

CAPITAL TRANSACTIONS
Proceeds from contributions	750,325,317	993,274,245
Value of withdrawals	(731,015,692)	(659,840,104)

Net increase in net assets derived from capital transactions	19,309,625	333,434,141

NET ASSETS
Total increase in net assets	246,144,967	98,072,620
Beginning of year	1,501,274,754	1,403,202,134

End of year	$1,747,419,721	$1,501,274,754

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

	Total International ex U.S. Index Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return	15.28%	(16.31)%	7.70%	10.82%	21.29%

Ratios to Average Net Assets(a)
Total expenses	0.08%	0.08%	0.07%	0.09%	0.08%

Total expenses after fees waived and/or reimbursed	0.08%	0.07%	0.07%	0.09%	0.08%

Net investment income	2.85%	2.98%	2.44%	2.30%	3.17%

Supplemental Data
Net assets, end of year (000)	$1,747,420	$1,501,275	$1,403,202	$1,206,358	$1,094,908

Portfolio turnover rate	29%	28%	13%	23%	5%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Master Portfolio had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period and as of the report date. The Master Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii) relevant news and other public sources; and

(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$ 126,643	$ (126,643)	$ —		$ —
Barclays Capital, Inc.	8,539,163	(8,539,163)	—		—
BNP Paribas SA	1,030,594	(1,030,594)	—		—
Citadel Clearing LLC	897,748	(897,748)	—		—
Credit Suisse Securities (USA) LLC	593,793	(593,793)	—		—

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Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Goldman Sachs & Co. LLC	$ 9,499,168	$ (9,499,168)	$ —		$ —
HSBC Bank PLC	5,795,729	(5,795,729)	—		—
J.P. Morgan Securities LLC	2,433,527	(2,433,527)	—		—
Jefferies LLC	3,983,144	(3,983,144)	—		—
Macquarie Bank Ltd.	230,499	(230,499)	—		—
Mizuho Securities USA LLC	2,802,380	(2,802,380)	—		—
Morgan Stanley	157,737	(157,737)	—		—
Nomura Securities International, Inc.	1,126,198	(1,126,198)	—		—
RBC Capital Markets LLC	92,397	(92,397)	—		—
Scotia Capital (USA), Inc.	44,112	(44,112)	—		—
SG Americas Securities LLC	500,484	(500,484)	—		—
State Street Bank & Trust Co.	6,992,061	(6,992,061)	—		—
Toronto-Dominion Bank	7,857	(7,857)	—		—
UBS AG	513,049	(513,049)	—		—
UBS Securities LLC	434,880	(434,880)	—		—
Wells Fargo Bank N.A.	853,263	(853,263)	—		—
Wells Fargo Securities LLC	172,913	(172,913)	—		—

	$46,827,339	$(46,827,339)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward

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Notes to Financial Statements  (continued)

foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived and/or reimbursed was $10,834.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager has also voluntarily agreed to waive its investments advisory fees by the amount of investment advisory fees to enable the feeder that invests in the Master Portfolio to limit expenses, if applicable. The Manager may discontinue this voluntary waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived and/or reimbursed was $7,156.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Master Portfolio paid BTC $79,402 for securities lending agent services.

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Notes to Financial Statements  (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Total International ex U.S. Index Master Portfolio	$32,110,310	$5,659,350	$(676,512)

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were $535,977,587 and $452,377,855, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Total International ex U.S. Index Master Portfolio	$1,401,579,128	$523,102,755	$(118,038,527)	$405,064,228

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Master Portfolio did not borrow under the credit agreement.

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Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses an indexing approach to try to achieve the Master Portfolio’s investment objective. The Master Portfolio is not actively managed, and the Manager generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Master Portfolio’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

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Notes to Financial Statements  (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Total International ex U.S. Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International ex U.S. Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	53

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares MSCI Total International Index Fund and Total International ex U.S. Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President – Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust/MIP.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	59

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor

BlackRock Fund Advisors	BlackRock Investments, LLC

San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm

BlackRock Advisors, LLC	PricewaterhouseCoopers LLP

Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel

State Street Bank and Trust Company	Sidley Austin LLP

Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trust/MIP

BNY Mellon Investment Servicing (US) Inc.	400 Howard Street

Wilmington, DE 19809	San Francisco, CA 94105

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CD	Certificate of Deposit

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

SCA	Societe en Commandite par Actions

SRF	State Revolving Fund

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	61

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TIEXUS-12/23-AR

DECEMBER 31, 2023

2023 Annual Report

BlackRock Funds III

•	iShares Russell 1000 Large-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.04%	26.29%

U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	iShares Russell 1000 Large-Cap Index Fund

Investment Objective

iShares Russell 1000 Large-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, the Fund’s Institutional Shares returned 26.42%, Investor A Shares returned 26.15%, and Class K Shares returned 26.48%. The benchmark Russell 1000® Index returned 26.53% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

The U.S. equity market rallied over the first quarter of 2023 on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product (“GDP”), inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”). The Fed reiterated their commitment to raise interest rates to bring the inflation rate down in February 2023, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector which led to a major sell off in the financial sectors. The overall market calmed after the central banks set out reassuring plans.

During the first quarter of 2023, the Fed raised the interest rate by 25 basis points in February and March 2023, bringing it to the range of 4.75% and 5.00%. This represented the 9th consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair, Jerome Powell was clear that additional “policy firming” may be required.

In the second quarter of 2023, the U.S. equity market continued to rally, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the United States debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the technology sector on the back of enthusiasm over artificial intelligence and chipmakers.

The Fed raised the interest rate by 25 basis points over the quarter, bringing rates to the range of 5.00% and 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.

The U.S. equity market initially rallied over the third quarter of 2023, supported by a falling inflation rate and resilient economic data. The Fed raised its policy rate by 25 basis points, bringing the fed funds rate to 5.25%-5.50%. However, uncertainty around whether the Fed had reached the endpoint for its rate-hiking cycle had dampened the market sentiment.

A slight inflation hike in August 2023 weighed down on market performance over the second part of the quarter. However, the Fed kept rates unchanged during their September 2023 meeting, signaling a hawkish pause that raised concerns about high rates persisting for a longer period and a possibility of another rate hike later in 2023, driven by increasing oil prices pushing the inflation rate higher.

The U.S. equity market posted overall robust gains on the back of cooling inflation data during the fourth quarter of 2023. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Increasing conflict in the Middle East further exacerbated the initial market dampening. Later in the quarter however, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally in the second half of the quarter.

During the fourth quarter, falling consumer price index data raised hopes that inflation was on course to fall back to the Fed’s 2% target. The Fed held interest rates steady for the quarter at a targeted range of 5.25% to 5.50%. Given that the Fed signaled they may have finished their series of rate hikes, market expectations of rate cuts in 2024 increased.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	iShares Russell 1000 Large-Cap Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 93% of the U.S. market.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
Institutional	26.42%	15.40%	11.68%
Investor A	26.15	15.12	11.39
Class K	26.48	15.45	11.73

Russell 1000® Index	26.53	15.52	11.80

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$ 1,084.30	$0.62		$1,000.00	$1,024.61	$0.60		0.12%
Investor A	1,000.00	1,083.20	1.82		1,000.00	1,023.45	1.77		0.35
Class K	1,000.00	1,084.50	0.38		1,000.00	1,024.84	0.37		0.07

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares Russell 1000 Large-Cap Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Large Cap Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2023

iShares Russell 1000 Large-Cap Index Fund

ASSETS
Investments, at value — Master Portfolio	$1,005,254,833
Receivables:
Capital shares sold	4,948,331
Withdrawals from the Master Portfolio	834,984
Prepaid expenses	20,349

Total assets	1,011,058,497

LIABILITIES
Payables:
Accounting services fees	1,241
Administration fees	8,594
Capital shares redeemed	5,783,315
Officer’s fees	8,151
Other accrued expenses	493
Professional fees	20,959
Service fees	14,767
Transfer agent fees	66,303

Total liabilities	5,903,823

Commitments and contingent liabilities

NET ASSETS	$1,005,154,674

NET ASSETS CONSIST OF
Paid-in capital	$593,504,084
Accumulated earnings	411,650,590

NET ASSETS	$1,005,154,674

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (continued)

December 31, 2023

iShares Russell 1000 Large-Cap Index Fund

NET ASSET VALUE
Institutional

Net assets	$178,986,078

Shares outstanding	5,831,914

Net asset value	$30.69

Shares authorized	Unlimited

Par value	N/A

Investor A

Net assets	$75,615,852

Shares outstanding	2,480,093

Net asset value	$30.49

Shares authorized	Unlimited

Par value	N/A

Class K

Net assets	$750,552,744

Shares outstanding	24,564,752

Net asset value	$30.55

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2023

iShares Russell 1000 Large-Cap Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$13,919,407
Dividends — affiliated	475,874
Interest — unaffiliated	15,199
Securities lending income — affiliated — net	270,585
Foreign taxes withheld	(1,416)
Expenses	(297,571)
Fees waived	6,729

Total investment income	14,388,807

FUND EXPENSES
Service — class specific	162,819
Professional	121,821
Transfer agent — class specific	121,203
Administration	88,826
Registration	83,535
Printing and postage	12,723
Officer	8,397
Accounting services	4,964
Miscellaneous	11,828

Total expenses	616,116
Less:
Fees waived and/or reimbursed by the Administrator	(2,000)
Transfer agent fees waived and/or reimbursed by the Administrator — class specific	(6,452)

Total expenses after fees waived and/or reimbursed	607,664

Net investment income	13,781,143

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(4,721,544)
Investments — affiliated	1,297,839
Futures contracts	621,494

(2,802,211)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	199,146,799
Investments — affiliated	732,650
Futures contracts	436,577

200,316,026

Net realized and unrealized gain	197,513,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$211,294,958

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares Russell 1000 Large-Cap Index Fund

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,781,143	$12,512,748
Net realized loss	(2,802,211)	(10,933,418)
Net change in unrealized appreciation (depreciation)	200,316,026	(178,586,960)

Net increase (decrease) in net assets resulting from operations	211,294,958	(177,007,630)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,370,437)	(3,178,794)
Investor A	(917,121)	(774,921)
Class K	(11,330,593)	(10,506,764)

Decrease in net assets resulting from distributions to shareholders	(14,618,151)	(14,460,479)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	45,960,978	144,782,013

NET ASSETS
Total increase (decrease) in net assets	242,637,785	(46,686,096)
Beginning of year	762,516,889	809,202,985

End of year	$1,005,154,674	$762,516,889

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Institutional

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$24.66	$31.03	$25.08	$21.14	$16.58

Net investment income(a)	0.42	0.39	0.35	0.35	0.35
Net realized and unrealized gain (loss)	6.05	(6.32)	6.19	3.96	4.79

Net increase (decrease) from investment operations	6.47	(5.93)	6.54	4.31	5.14

Distributions(b)
From net investment income	(0.44)	(0.36)	(0.37)	(0.34)	(0.39)
From net realized gain	—	(0.08)	(0.22)	(0.03)	(0.19)

Total distributions	(0.44)	(0.44)	(0.59)	(0.37)	(0.58)

Net asset value, end of year	$30.69	$24.66	$31.03	$25.08	$21.14

Total Return(c)
Based on net asset value	26.42%	(19.14)%	26.27%	20.79%	31.28%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.13%	0.12%	0.12%	0.13%	0.15	%(g)

Total expenses after fees waived and/or reimbursed	0.12%	0.12%	0.12%	0.13%	0.13%

Net investment income	1.53%	1.49%	1.24%	1.66%	1.81%

Supplemental Data
Net assets, end of year (000)	$178,986	$130,394	$172,196	$125,604	$82,729

Portfolio turnover rate of the Master Portfolio	13%	22%	17%	14%	10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2019 the expense ratio would have been 0.14%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Investor A

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$24.50	$30.85	$24.92	$21.01	$16.48

Net investment income(a)	0.36	0.33	0.28	0.30	0.30
Net realized and unrealized gain (loss)	6.01	(6.30)	6.16	3.92	4.76

Net increase (decrease) from investment operations	6.37	(5.97)	6.44	4.22	5.06

Distributions(b)
From net investment income	(0.38)	(0.30)	(0.29)	(0.28)	(0.34)
From net realized gain	—	(0.08)	(0.22)	(0.03)	(0.19)

Total distributions	(0.38)	(0.38)	(0.51)	(0.31)	(0.53)

Net asset value, end of year	$30.49	$24.50	$30.85	$24.92	$21.01

Total Return(c)
Based on net asset value	26.15%	(19.38)%	25.99%	20.45%	30.98%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.35%	0.37%	0.63%	0.68%	0.76%

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.37%	0.38%	0.38%

Net investment income	1.30%	1.25%	0.98%	1.42%	1.57%

Supplemental Data
Net assets, end of year (000)	$75,616	$52,790	$61,446	$84,724	$86,038

Portfolio turnover rate of the Master Portfolio	13%	22%	17%	14%	10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Class K

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$24.55	$30.90	$24.97	$21.05	$16.52

Net investment income(a)	0.43	0.41	0.36	0.36	0.36
Net realized and unrealized gain (loss)	6.02	(6.31)	6.17	3.94	4.76

Net increase (decrease) from investment operations	6.45	(5.90)	6.53	4.30	5.12

Distributions(b)
From net investment income	(0.45)	(0.37)	(0.38)	(0.35)	(0.40)
From net realized gain	—	(0.08)	(0.22)	(0.03)	(0.19)

Total distributions	(0.45)	(0.45)	(0.60)	(0.38)	(0.59)

Net asset value, end of year	$30.55	$24.55	$30.90	$24.97	$21.05

Total Return(c)
Based on net asset value	26.48%	(19.12)%	26.37%	20.84%	31.28%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.07%	0.07%	0.07%	0.08%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.08%

Net investment income	1.58%	1.54%	1.29%	1.71%	1.87%

Supplemental Data
Net assets, end of year (000)	$750,553	$579,333	$575,561	$451,157	$287,492

Portfolio turnover rate of the Master Portfolio	13%	22%	17%	14%	10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares Russell 1000 Large-Cap Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2023, the percentage of the Master Portfolio owned by the Fund was 3.4%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional Shares, Investor A and Class K	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2023, the class specific service fees borne directly by Investor A Shares were $162,819.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2023, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Class K	Total

Reimbursed amounts	$607	$2,560	$3,167

For the year ended December 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total

Transfer agent fees — class specific	$83,038	$20,262	$17,903	$121,203

Expense Limitations, Waivers and Reimbursements: The Administrator and the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.13%
Investor A	0.38
Class K	0.08

The Administrator and the Manager have agreed not to reduce or discontinue these contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Administrator in the statement of operations. For the year ended December 31, 2023, the Administrator waived $2,000 pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Administrator are included in transfer agent fees waived and/or reimbursed by the Administrator – class specific in the Statement of Operations. For the year ended December 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Class K	Total

Transfer agent fees waived and/or reimbursed by the Administrator — class specific	$6,138	$314	$6,452

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	Year Ended	Year Ended
Fund Name	12/31/23	12/31/22

iShares Russell 1000 Large-Cap Index Fund
Ordinary income	$14,618,151	$12,599,661
Long-term capital gains	—	1,860,818

	$14,618,151	$14,460,479

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

iShares Russell 1000 Large-Cap Index Fund	$360,935	$(1,226,541)	$412,516,196	$411,650,590

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

During the year ended December 31, 2023, the Fund listed below utilized the following amounts of their respective capital loss carryforwards:

Fund Name	Amounts

iShares Russell 1000 Large-Cap Index Fund	$315,004

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares Russell 1000 Large-Cap Index Fund
Institutional
Shares sold	1,645,920	$46,453,914	5,598,164	$138,284,355
Shares issued in reinvestment of distributions	84,302	2,367,322	128,287	3,178,196
Shares redeemed	(1,186,978)	(32,720,286)	(5,986,354)	(145,857,332)

	543,244	$16,100,950	(259,903)	$(4,394,781)

Investor A
Shares sold	745,449	$20,213,000	825,357	$21,635,972
Shares issued in reinvestment of distributions	26,256	731,251	29,109	725,926
Shares redeemed	(446,417)	(12,281,285)	(691,607)	(17,986,952)

	325,288	$8,662,966	162,859	$4,374,946

Class K
Shares sold	5,789,939	$158,547,518	9,827,116	$271,951,562
Shares issued in reinvestment of distributions	396,017	11,079,656	399,157	9,998,861
Shares redeemed	(5,222,265)	(148,430,112)	(5,249,713)	(137,148,575)

	963,691	$21,197,062	4,976,560	$144,801,848

	1,832,223	$45,960,978	4,879,516	$144,782,013

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares Russell 1000 Large-Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares Russell 1000 Large-Cap Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the accounting agent of the Large Cap Index Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	17

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Dividend Income

iShares Russell 1000 Large-Cap Index Fund	$ 10,021,775

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Business Income

iShares Russell 1000 Large-Cap Index Fund	$ 429,368

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest

iShares Russell 1000 Large-Cap Index Fund	$ 46,769

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

iShares Russell 1000 Large-Cap Index Fund	66.11%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends

iShares Russell 1000 Large-Cap Index Fund	$ 292,493

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends

iShares Russell 1000 Large-Cap Index Fund	$ 292,493

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2023	Large Cap Index Master Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Apple, Inc.	6.4%

Microsoft Corp.	6.3

Amazon.com, Inc.	3.1

NVIDIA Corp.	2.7

Alphabet, Inc., Class A	1.9

Meta Platforms, Inc., Class A	1.8

Alphabet, Inc., Class C	1.6

Tesla, Inc.	1.6

Berkshire Hathaway, Inc., Class B	1.5

Eli Lilly & Co.	1.1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	27.5%

Financials	13.8

Health Care	12.3

Consumer Discretionary	10.8

Industrials	9.5

Communication Services	8.2

Consumer Staples	5.8

Energy	3.8

Real Estate	2.8

Materials	2.6

Utilities	2.2

Short-Term Securities	7.5

Liabilities in Excess of Other Assets	(6.8)

(a)	Excludes short-term securities.
(b)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Axon Enterprise, Inc.(a)	46,039	$11,893,255
Boeing Co.(a)	373,186	97,274,663
BWX Technologies, Inc.	60,931	4,675,236
Curtiss-Wright Corp.	25,666	5,718,128
General Dynamics Corp.	163,781	42,529,012
HEICO Corp.(b)	30,258	5,412,248
HEICO Corp., Class A	53,328	7,596,040
Hexcel Corp.	55,035	4,058,831
Howmet Aerospace, Inc.	250,576	13,561,173
Huntington Ingalls Industries, Inc.	26,490	6,877,864
L3Harris Technologies, Inc.	126,535	26,650,802
Lockheed Martin Corp.	148,262	67,198,269
Mercury Systems, Inc.(a)	30,920	1,130,744
Northrop Grumman Corp.	95,793	44,844,535
RTX Corp.(b)	962,448	80,980,375
Spirit AeroSystems Holdings, Inc., Class A(a)(b)	69,218	2,199,748
Textron, Inc.	133,885	10,767,032
TransDigm Group, Inc.	35,067	35,473,777
Woodward, Inc.	40,574	5,523,339

		474,365,071

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.(b)	78,056	6,743,258
Expeditors International of Washington, Inc.	101,369	12,894,137
FedEx Corp.	155,174	39,254,367
GXO Logistics, Inc.(a)	77,111	4,716,108
United Parcel Service, Inc., Class B	484,656	76,202,463

		139,810,333

Automobile Components — 0.1%
Aptiv PLC(a)	181,250	16,261,750
BorgWarner, Inc.	153,208	5,492,507
Gentex Corp.(b)	158,205	5,166,975
Lear Corp.	38,723	5,468,075
Phinia, Inc.	30,641	928,116
QuantumScape Corp., Class A(a)(b)	193,869	1,347,389

		34,664,812

Automobiles — 1.8%
Ford Motor Co.(b)	2,625,544	32,005,381
General Motors Co.(b)	914,684	32,855,449
Harley-Davidson, Inc.(b)	86,439	3,184,413
Lucid Group, Inc.(a)(b)	490,966	2,066,967
Rivian Automotive, Inc., Class A(a)(b)	438,449	10,286,013
Tesla, Inc.(a)	1,846,622	458,848,635
Thor Industries, Inc.(b)	34,015	4,022,274

		543,269,132

Banks — 3.2%
Bank of America Corp.	4,611,970	155,285,030
Bank OZK	74,032	3,689,015
BOK Financial Corp.	18,661	1,598,315
Citigroup, Inc.	1,279,877	65,836,873
Citizens Financial Group, Inc.	318,303	10,548,561
Columbia Banking System, Inc.(b)	133,760	3,568,717
Comerica, Inc.(b)	90,696	5,061,744
Commerce Bancshares, Inc.(b)	82,348	4,398,207
Cullen/Frost Bankers, Inc.(b)	39,317	4,265,501
East West Bancorp, Inc.	93,895	6,755,745
Fifth Third Bancorp	447,505	15,434,447
First Citizens BancShares, Inc., Class A	7,196	10,210,908
First Hawaiian, Inc.(b)	86,417	1,975,493

Security	Shares	Value

Banks (continued)
First Horizon Corp.	363,544	$5,147,783
FNB Corp.(b)	239,640	3,299,843
Huntington Bancshares, Inc.	960,511	12,217,700
JPMorgan Chase & Co.	1,931,935	328,622,143
KeyCorp.	635,202	9,146,909
M&T Bank Corp.	111,214	15,245,215
New York Community Bancorp, Inc., Class A(b)	470,029	4,808,397
NU Holdings Ltd./Cayman Islands, Class A(a)	1,540,433	12,831,807
Pinnacle Financial Partners, Inc.(b)	51,024	4,450,313
PNC Financial Services Group, Inc.	266,483	41,264,892
Popular, Inc.(b)	48,740	4,000,092
Prosperity Bancshares, Inc.	55,831	3,781,434
Regions Financial Corp.	625,509	12,122,364
Synovus Financial Corp.	94,409	3,554,499
TFS Financial Corp.(b)	35,153	516,398
Truist Financial Corp.	887,425	32,763,731
U.S. Bancorp(b)	1,025,446	44,381,303
Webster Financial Corp.(b)	117,551	5,966,889
Wells Fargo & Co.	2,456,229	120,895,591
Western Alliance Bancorp(b)	74,867	4,925,500
Wintrust Financial Corp.(b)	41,848	3,881,402
Zions Bancorp NA	100,920	4,427,360

		966,880,121

Beverages — 1.4%
Boston Beer Co., Inc., Class A(a)	6,589	2,277,093
Brown-Forman Corp., Class A(b)	30,607	1,823,871
Brown-Forman Corp., Class B(b)	123,055	7,026,441
Celsius Holdings, Inc.(a)(b)	106,305	5,795,749
Coca-Cola Co.(b)	2,606,612	153,607,645
Constellation Brands, Inc., Class A	107,746	26,047,595
Keurig Dr. Pepper, Inc.(b)	637,909	21,255,128
Molson Coors Beverage Co., Class B	116,870	7,153,613
Monster Beverage Corp.(a)	497,768	28,676,414
PepsiCo, Inc.(b)	922,010	156,594,178

		410,257,727

Biotechnology — 2.1%
AbbVie, Inc.(b)	1,181,037	183,025,304
Alnylam Pharmaceuticals, Inc.(a)	83,352	15,954,406
Amgen, Inc.	357,515	102,971,470
Apellis Pharmaceuticals, Inc.(a)(b)	64,987	3,890,122
Biogen, Inc.(a)	96,373	24,938,441
BioMarin Pharmaceutical, Inc.(a)	123,472	11,905,170
Exact Sciences Corp.(a)(b)	117,799	8,714,770
Exelixis, Inc.(a)	218,198	5,234,570
Gilead Sciences, Inc.	836,482	67,763,407
Incyte Corp.(a)	123,818	7,774,532
Ionis Pharmaceuticals, Inc.(a)(b)	97,515	4,933,284
Karuna Therapeutics, Inc.(a)	23,172	7,334,170
Mirati Therapeutics, Inc.(a)	32,614	1,916,073
Moderna, Inc.(a)(b)	221,781	22,056,121
Natera, Inc.(a)	70,064	4,388,809
Neurocrine Biosciences, Inc.(a)	65,849	8,676,264
Regeneron Pharmaceuticals, Inc.(a)	69,336	60,897,115
Roivant Sciences Ltd.(a)	229,777	2,580,396
Sarepta Therapeutics, Inc.(a)	58,949	5,684,452
Ultragenyx Pharmaceutical, Inc.(a)	47,852	2,288,283
United Therapeutics Corp.(a)	29,954	6,586,585
Vertex Pharmaceuticals, Inc.(a)	172,408	70,151,091

		629,664,835

Broadline Retail — 3.2%
Amazon.com, Inc.(a)	6,029,836	916,173,282

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Broadline Retail (continued)
Coupang, Inc., Class A(a)(b)	728,772	$11,798,819
eBay, Inc.(b)	358,703	15,646,625
Etsy, Inc.(a)	81,977	6,644,236
Kohl’s Corp.(b)	76,214	2,185,817
Macy’s, Inc.(b)	183,566	3,693,348
Nordstrom, Inc.(b)	70,287	1,296,795
Ollie’s Bargain Outlet Holdings, Inc.(a)	39,632	3,007,672

		960,446,594

Building Products — 0.6%
A O Smith Corp.	82,238	6,779,701
Advanced Drainage Systems, Inc.(b)	45,074	6,339,207
Allegion PLC	58,238	7,378,172
Armstrong World Industries, Inc.(b)	29,048	2,855,999
AZEK Co., Inc., Class A(a)	83,906	3,209,405
Builders FirstSource, Inc.(a)	84,997	14,189,399
Carlisle Cos., Inc.	33,687	10,524,829
Carrier Global Corp.(b)	557,327	32,018,436
Fortune Brands Innovations, Inc.	84,596	6,441,140
Hayward Holdings, Inc.(a)	92,819	1,262,338
Johnson Controls International PLC	459,638	26,493,534
Lennox International, Inc.(b)	21,298	9,531,281
Masco Corp.(b)	150,007	10,047,469
Owens Corning	59,905	8,879,718
Trane Technologies PLC	152,325	37,152,068
Trex Co., Inc.(a)	71,197	5,894,400

		188,997,096

Capital Markets — 3.2%
Affiliated Managers Group, Inc.	24,285	3,677,235
Ameriprise Financial, Inc.	68,639	26,071,151
Ares Management Corp., Class A	108,102	12,855,490
Bank of New York Mellon Corp.	521,055	27,120,913
BlackRock, Inc.(b)(c)	99,480	80,757,864
Blackstone, Inc., Class A(b)	476,877	62,432,737
Blue Owl Capital, Inc., Class A(b)	305,653	4,554,230
Carlyle Group, Inc.(b)	139,628	5,681,463
Cboe Global Markets, Inc.	69,340	12,381,350
Charles Schwab Corp.	991,894	68,242,307
CME Group, Inc., Class A	240,270	50,600,862
Coinbase Global, Inc., Class A(a)(b)	109,855	19,105,982
Evercore, Inc., Class A(b)	23,211	3,970,242
FactSet Research Systems, Inc.	25,408	12,120,886
Franklin Resources, Inc.(b)	189,006	5,630,489
Goldman Sachs Group, Inc.	213,408	82,326,404
Houlihan Lokey, Inc., Class A(b)	34,889	4,183,540
Interactive Brokers Group, Inc., Class A	68,879	5,710,069
Intercontinental Exchange, Inc.	378,800	48,649,284
Invesco Ltd.	248,796	4,438,521
Janus Henderson Group PLC(b)	91,651	2,763,278
Jefferies Financial Group, Inc.(b)	135,471	5,474,383
KKR & Co., Inc., Class A	432,036	35,794,183
Lazard Ltd., Class A	72,113	2,509,532
LPL Financial Holdings, Inc.	51,489	11,719,926
MarketAxess Holdings, Inc.(b)	24,414	7,149,640
Moody’s Corp.	106,182	41,470,442
Morgan Stanley(b)	804,625	75,031,281
Morningstar, Inc.(b)	17,115	4,898,998
MSCI, Inc., Class A	51,258	28,994,088
Nasdaq, Inc.(b)	228,896	13,308,013
Northern Trust Corp.	137,923	11,637,943
Raymond James Financial, Inc.(b)	129,241	14,410,371
Robinhood Markets, Inc., Class A(a)(b)	437,505	5,573,814

Security	Shares	Value

Capital Markets (continued)
S&P Global, Inc.	214,696	$94,577,882
SEI Investments Co.(b)	68,639	4,362,008
State Street Corp.(b)	217,601	16,855,373
Stifel Financial Corp.(b)	69,955	4,837,388
T Rowe Price Group, Inc.(b)	147,526	15,887,075
TPG, Inc., Class A(b)	42,282	1,825,314
Tradeweb Markets, Inc., Class A	75,635	6,873,709
Virtu Financial, Inc., Class A(b)	63,979	1,296,215
XP, Inc., Class A	216,477	5,643,555

		953,405,430

Chemicals — 1.6%
Air Products and Chemicals, Inc.(b)	148,408	40,634,110
Albemarle Corp.(b)	78,776	11,381,556
Ashland, Inc.(b)	33,878	2,856,254
Axalta Coating Systems Ltd.(a)	152,095	5,166,667
Celanese Corp., Class A(b)	66,623	10,351,216
CF Industries Holdings, Inc.(b)	131,707	10,470,707
Chemours Co.(b)	94,960	2,995,038
Corteva, Inc.	477,207	22,867,759
Dow, Inc.	473,451	25,964,053
DuPont de Nemours, Inc.	307,129	23,627,434
Eastman Chemical Co.(b)	79,266	7,119,672
Ecolab, Inc.	165,347	32,796,577
Element Solutions, Inc.(b)	155,721	3,603,384
FMC Corp.(b)	82,177	5,181,260
Ginkgo Bioworks Holdings, Inc., Class A(a)(b)	1,011,690	1,709,756
Huntsman Corp.	115,723	2,908,119
International Flavors & Fragrances, Inc.	169,967	13,762,228
Linde PLC	324,391	133,230,628
LyondellBasell Industries NV, Class A	173,419	16,488,679
Mosaic Co.	220,602	7,882,109
NewMarket Corp.(b)	3,942	2,151,662
Olin Corp.(b)	85,095	4,590,875
PPG Industries, Inc.	157,005	23,480,098
RPM International, Inc.	84,098	9,387,860
Scotts Miracle-Gro Co.(b)	27,058	1,724,948
Sherwin-Williams Co.	159,153	49,639,821
Westlake Corp.(b)	21,978	3,076,041

		475,048,511

Commercial Services & Supplies — 0.6%
Cintas Corp.	57,667	34,753,594
Clean Harbors, Inc.(a)	34,033	5,939,099
Copart, Inc.(a)	573,932	28,122,668
Driven Brands Holdings, Inc.(a)(b)	39,934	569,459
MSA Safety, Inc.	25,376	4,284,230
RB Global, Inc.	122,401	8,187,403
Republic Services, Inc.	138,162	22,784,295
Rollins, Inc.	168,795	7,371,278
Stericycle, Inc.(a)	60,732	3,009,878
Tetra Tech, Inc.	35,050	5,850,896
Veralto Corp.(b)	145,206	11,944,646
Vestis Corp.	75,700	1,600,298
Waste Management, Inc.	272,143	48,740,811

		183,158,555

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	167,764	39,510,100
Ciena Corp.(a)	101,426	4,565,184
Cisco Systems, Inc.	2,713,931	137,107,794
F5, Inc.(a)	40,478	7,244,753
Juniper Networks, Inc.	209,167	6,166,243
Lumentum Holdings, Inc.(a)(b)	43,302	2,269,891

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Motorola Solutions, Inc.	110,535	$34,607,403
Ubiquiti, Inc.(b)	2,640	368,438
Viasat, Inc.(a)(b)	77,266	2,159,585

		233,999,391

Construction & Engineering — 0.2%
AECOM	87,614	8,098,162
EMCOR Group, Inc.	31,860	6,863,600
MasTec, Inc.(a)(b)	40,832	3,091,799
MDU Resources Group, Inc.	135,166	2,676,287
Quanta Services, Inc.(b)	96,272	20,775,497
Valmont Industries, Inc.(b)	13,362	3,120,161
WillScot Mobile Mini Holdings Corp.(a)	132,580	5,899,810

		50,525,316

Construction Materials — 0.1%
Eagle Materials, Inc.	22,902	4,645,442
Martin Marietta Materials, Inc.	41,318	20,613,963
Vulcan Materials Co.(b)	88,609	20,115,129

		45,374,534

Consumer Finance — 0.5%
Ally Financial, Inc.(b)	183,913	6,422,242
American Express Co.	388,232	72,731,383
Capital One Financial Corp.	253,600	33,252,032
Credit Acceptance Corp.(a)	4,151	2,211,362
Discover Financial Services(b)	167,118	18,784,063
OneMain Holdings, Inc.	72,266	3,555,487
SLM Corp.(b)	155,536	2,973,849
SoFi Technologies, Inc.(a)(b)	604,518	6,014,954
Synchrony Financial(b)	282,717	10,796,962

		156,742,334

Consumer Staples Distribution & Retail — 1.8%
Albertsons Cos., Inc., Class A	283,388	6,517,924
BJ’s Wholesale Club Holdings, Inc.(a)	89,818	5,987,268
Casey’s General Stores, Inc.	25,050	6,882,237
Costco Wholesale Corp.(b)	296,514	195,722,961
Dollar General Corp.(b)	146,759	19,951,886
Dollar Tree, Inc.(a)	139,841	19,864,414
Grocery Outlet Holding Corp.(a)(b)	63,616	1,715,087
Kroger Co.(b)	436,481	19,951,547
Performance Food Group Co.(a)(b)	103,279	7,141,743
Sysco Corp.	339,500	24,827,635
Target Corp.	308,039	43,870,914
U.S. Foods Holding Corp.(a)	149,332	6,781,166
Walgreens Boots Alliance, Inc.(b)	472,311	12,332,040
Walmart, Inc.	955,289	150,601,311

		522,148,133

Containers & Packaging — 0.3%
Amcor PLC	979,164	9,439,141
AptarGroup, Inc.	44,497	5,500,719
Ardagh Group SA, Class A(a)	6,425	48,059
Ardagh Metal Packaging SA	97,793	375,525
Avery Dennison Corp.	53,608	10,837,393
Ball Corp.(b)	206,358	11,869,712
Berry Global Group, Inc.	81,235	5,474,427
Crown Holdings, Inc.	71,425	6,577,528
Graphic Packaging Holding Co.(b)	202,600	4,994,090
International Paper Co.	232,022	8,387,595
Packaging Corp. of America	59,071	9,623,257
Sealed Air Corp.	93,752	3,423,823

Security	Shares	Value

Containers & Packaging (continued)
Silgan Holdings, Inc.(b)	53,550	$2,423,138
Sonoco Products Co.	65,542	3,661,832
Westrock Co.	171,348	7,114,369

		89,750,608

Distributors — 0.1%
Genuine Parts Co.	93,089	12,892,827
LKQ Corp.	180,870	8,643,777
Pool Corp.(b)	25,049	9,987,287

		31,523,891

Diversified Consumer Services — 0.1%
ADT, Inc.(b)	133,480	910,334
Bright Horizons Family Solutions, Inc.(a)(b)	36,928	3,480,095
Grand Canyon Education, Inc.(a)	21,024	2,776,009
H&R Block, Inc.(b)	99,175	4,797,095
Mister Car Wash, Inc.(a)(b)	52,555	454,075
Service Corp. International(b)	99,408	6,804,477

		19,222,085

Diversified REITs — 0.0%
WP Carey, Inc.(b)	143,241	9,283,449

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	4,791,471	80,400,883
ESC GCI Liberty, Inc. (d)	56,944	1
Frontier Communications Parent, Inc.(a)(b)	165,904	4,204,007
Iridium Communications, Inc.	81,262	3,344,744
Verizon Communications, Inc.(b)	2,816,486	106,181,522

		194,131,157

Electric Utilities — 1.4%
Alliant Energy Corp.(b)	169,355	8,687,911
American Electric Power Co., Inc.	344,617	27,989,793
Avangrid, Inc.(b)	47,390	1,535,910
Constellation Energy Corp.(b)	219,171	25,618,898
Duke Energy Corp.	515,844	50,057,502
Edison International	253,866	18,148,880
Entergy Corp.	142,396	14,409,051
Evergy, Inc.	148,296	7,741,051
Eversource Energy	234,694	14,485,314
Exelon Corp.(b)	665,070	23,876,013
FirstEnergy Corp.	366,522	13,436,697
Hawaiian Electric Industries, Inc.(b)	75,674	1,073,814
IDACORP, Inc.(b)	33,008	3,245,347
NextEra Energy, Inc.	1,354,833	82,292,556
NRG Energy, Inc.(b)	152,106	7,863,880
OGE Energy Corp.	130,632	4,562,976
PG&E Corp.(b)	1,337,483	24,114,818
Pinnacle West Capital Corp.	74,508	5,352,655
PPL Corp.	490,722	13,298,566
Southern Co.	729,243	51,134,519
Xcel Energy, Inc.(b)	368,583	22,818,974

		421,745,125

Electrical Equipment — 0.7%
Acuity Brands, Inc.	20,315	4,161,121
AMETEK, Inc.	153,846	25,367,667
ChargePoint Holdings, Inc., Class A(a)(b)	219,620	513,911
Eaton Corp. PLC	266,506	64,179,975
Emerson Electric Co.	381,902	37,170,522
Generac Holdings, Inc.(a)	40,355	5,215,480
Hubbell, Inc.	35,551	11,693,790
nVent Electric PLC	109,802	6,488,200

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Plug Power, Inc.(a)(b)	335,826	$1,511,217
Regal Rexnord Corp.(b)	45,153	6,683,547
Rockwell Automation, Inc.(b)	76,860	23,863,493
Sensata Technologies Holding PLC	101,593	3,816,849
Sunrun, Inc.(a)(b)	136,992	2,689,153
Vertiv Holdings Co., Class A	226,965	10,901,129

		204,256,054

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A(b)	390,872	38,747,141
Arrow Electronics, Inc.(a)	37,946	4,638,899
Avnet, Inc.	63,399	3,195,310
CDW Corp.	90,405	20,550,865
Cognex Corp.(b)	115,783	4,832,782
Coherent Corp.(a)	76,051	3,310,500
Corning, Inc.	511,048	15,561,412
Crane NXT Co.(b)	29,782	1,693,702
IPG Photonics Corp.(a)	19,319	2,096,884
Jabil, Inc.(b)	86,515	11,022,011
Keysight Technologies, Inc.(a)	119,076	18,943,801
Littelfuse, Inc.(b)	16,695	4,466,914
TD SYNNEX Corp.	31,365	3,375,188
Teledyne Technologies, Inc.(a)	30,864	13,774,295
Trimble, Inc.(a)	165,246	8,791,087
Vontier Corp.	100,593	3,475,488
Zebra Technologies Corp., Class A(a)	33,640	9,194,821

		167,671,100

Energy Equipment & Services — 0.4%
Baker Hughes Co., Class A	677,645	23,161,906
Halliburton Co.(b)	600,946	21,724,198
NOV, Inc.	260,948	5,292,025
Schlumberger NV	953,421	49,616,029
TechnipFMC PLC	299,011	6,022,082

		105,816,240

Entertainment — 1.3%
AMC Entertainment Holdings, Inc., Class A(a)(b)	35,547	217,548
Electronic Arts, Inc.	183,252	25,070,706
Liberty Media Corp.-Liberty Formula One, Class A	14,208	823,780
Liberty Media Corp.-Liberty Formula One, Class C(a)	130,211	8,220,221
Liberty Media Corp.-Liberty Live, Class A	13,217	483,081
Liberty Media Corp.-Liberty Live, Class C(a)	29,820	1,114,970
Live Nation Entertainment, Inc.(a)	105,884	9,910,742
Madison Square Garden Sports Corp., Class A(a)	12,427	2,259,601
Netflix, Inc.(a)	288,952	140,684,950
Playtika Holding Corp.(a)(b)	15,183	132,396
ROBLOX Corp., Class A(a)	311,347	14,234,785
Roku, Inc., Class A(a)	83,552	7,658,376
Spotify Technology SA(a)	92,429	17,368,333
Take-Two Interactive Software, Inc.(a)	110,581	17,798,012
TKO Group Holdings, Inc., Class A	27,763	2,264,906
Walt Disney Co.	1,223,880	110,504,125
Warner Bros Discovery, Inc., Class A(a)	1,477,437	16,813,233

		375,559,765

Financial Services — 4.1%
Affirm Holdings, Inc., Class A(a)(b)	148,079	7,276,602
Apollo Global Management, Inc.(b)	350,095	32,625,353
Berkshire Hathaway, Inc., Class B(a)	1,225,561	437,108,586
Block, Inc., Class A(a)	362,521	28,040,999
Equitable Holdings, Inc.(b)	246,181	8,197,827

Security	Shares	Value

Financial Services (continued)
Euronet Worldwide, Inc.(a)	31,047	$3,150,960
Fidelity National Information Services, Inc.	396,005	23,788,020
Fiserv, Inc.(a)	400,091	53,148,089
FleetCor Technologies, Inc.(a)	48,792	13,789,107
Global Payments, Inc.	174,681	22,184,487
Jack Henry & Associates, Inc.	49,652	8,113,633
Mastercard, Inc., Class A	555,693	237,008,622
MGIC Investment Corp.(b)	181,135	3,494,094
NCR Atleos Corp.(a)	39,663	963,414
PayPal Holdings, Inc.(a)	751,376	46,142,000
Rocket Cos., Inc., Class A(a)(b)	81,478	1,179,802
Shift4 Payments, Inc., Class A(a)(b)	37,509	2,788,419
Toast, Inc., Class A(a)(b)	245,482	4,482,501
UWM Holdings Corp., Class A(b)	64,344	460,060
Visa, Inc., Class A(b)	1,067,598	277,949,139
Voya Financial, Inc.	66,622	4,860,741
Western Union Co.	190,320	2,268,615
WEX, Inc.(a)	28,114	5,469,579

		1,224,490,649

Food Products — 0.9%
Archer-Daniels-Midland Co.	357,694	25,832,661
Bunge Global SA	98,432	9,936,710
Campbell Soup Co.(b)	128,189	5,541,610
Conagra Brands, Inc.(b)	315,419	9,039,909
Darling Ingredients, Inc.(a)	103,764	5,171,598
Flowers Foods, Inc.(b)	131,815	2,967,156
Freshpet, Inc.(a)	31,354	2,720,273
General Mills, Inc.	393,020	25,601,323
Hershey Co.	98,549	18,373,476
Hormel Foods Corp.	197,313	6,335,720
Ingredion, Inc.(b)	42,761	4,640,851
J M Smucker Co.	67,180	8,490,208
Kellanova(b)	171,290	9,576,824
Kraft Heinz Co.(b)	538,275	19,905,409
Lamb Weston Holdings, Inc.(b)	96,521	10,432,955
McCormick & Co., Inc.(b)	166,694	11,405,203
Mondelez International, Inc., Class A	910,092	65,917,964
Pilgrim’s Pride Corp.(a)	28,135	778,214
Post Holdings, Inc.(a)	34,781	3,062,815
Seaboard Corp.	198	706,880
Tyson Foods, Inc., Class A	187,367	10,070,976
WK Kellogg Co.	42,822	562,681

		257,071,416

Gas Utilities(b) — 0.1%
Atmos Energy Corp.	96,430	11,176,237
National Fuel Gas Co.	61,672	3,094,084
UGI Corp.	135,489	3,333,030

		17,603,351

Ground Transportation — 1.1%
Avis Budget Group, Inc.	13,166	2,333,805
CSX Corp.	1,339,118	46,427,221
Hertz Global Holdings, Inc.(a)(b)	86,630	900,086
JB Hunt Transport Services, Inc.(b)	55,411	11,067,793
Knight-Swift Transportation Holdings, Inc.	103,727	5,979,862
Landstar System, Inc.(b)	24,619	4,767,469
Lyft, Inc., Class A(a)	233,757	3,504,017
Norfolk Southern Corp.	152,029	35,936,615
Old Dominion Freight Line, Inc.	65,981	26,744,079
Ryder System, Inc.(b)	31,534	3,628,302
Saia, Inc.(a)(b)	17,969	7,874,375
Schneider National, Inc., Class B(b)	38,489	979,545

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
Uber Technologies, Inc.(a)	1,297,933	$79,913,735
U-Haul Holding Co.(b)	66,320	4,671,581
U-Haul Holding Co.(a)(b)	5,406	388,151
Union Pacific Corp.	407,947	100,199,942
XPO, Inc.(a)	75,064	6,574,856

		341,891,434

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	1,158,547	127,521,268
Align Technology, Inc.(a)	51,308	14,058,392
Baxter International, Inc.(b)	333,813	12,905,211
Becton Dickinson & Co.	189,655	46,243,579
Boston Scientific Corp.(a)	960,859	55,547,259
Cooper Cos., Inc.	32,445	12,278,486
DENTSPLY SIRONA, Inc.	142,763	5,080,935
Dexcom, Inc.(a)	258,721	32,104,689
Edwards Lifesciences Corp.(a)	402,859	30,717,999
Enovis Corp.(a)	34,315	1,922,326
Envista Holdings Corp.(a)	105,055	2,527,623
GE HealthCare, Inc.(a)	261,152	20,192,273
Globus Medical, Inc., Class A(a)	78,087	4,161,256
Hologic, Inc.(a)	164,079	11,723,445
ICU Medical, Inc.(a)	12,997	1,296,321
IDEXX Laboratories, Inc.(a)	55,084	30,574,374
Inspire Medical Systems, Inc.(a)	18,737	3,811,668
Insulet Corp.(a)(b)	45,687	9,913,165
Integra LifeSciences Holdings Corp.(a)	47,284	2,059,218
Intuitive Surgical, Inc.(a)	233,736	78,853,177
Masimo Corp.(a)(b)	31,624	3,706,649
Medtronic PLC	888,936	73,230,548
Novocure Ltd.(a)	67,214	1,003,505
Penumbra, Inc.(a)	24,159	6,076,955
QuidelOrtho Corp.(a)(b)	35,545	2,619,667
ResMed, Inc.	97,626	16,793,625
Shockwave Medical, Inc.(a)	24,915	4,747,802
STERIS PLC	66,598	14,641,570
Stryker Corp.	237,739	71,193,321
Tandem Diabetes Care, Inc.(a)	40,218	1,189,648
Teleflex, Inc.	30,845	7,690,892
Zimmer Biomet Holdings, Inc.(b)	140,985	17,157,874

		723,544,720

Health Care Providers & Services — 2.7%
Acadia Healthcare Co., Inc.(a)	59,878	4,656,113
agilon health, Inc.(a)(b)	201,647	2,530,670
Amedisys, Inc.(a)	22,448	2,133,907
Cardinal Health, Inc.	170,076	17,143,661
Cencora, Inc.(b)	108,117	22,205,069
Centene Corp.(a)	361,550	26,830,625
Chemed Corp.	9,937	5,810,661
Cigna Group	195,388	58,508,937
CVS Health Corp.	856,962	67,665,720
DaVita, Inc.(a)(b)	34,794	3,645,019
Elevance Health, Inc.	158,652	74,813,937
Encompass Health Corp.(b)	66,260	4,420,867
HCA Healthcare, Inc.(b)	133,082	36,022,636
Henry Schein, Inc.(a)	87,387	6,616,070
Humana, Inc.	83,594	38,270,169
Laboratory Corp. of America Holdings(b)	59,111	13,435,339
McKesson Corp.	90,369	41,839,040
Molina Healthcare, Inc.(a)	38,242	13,817,217
Premier, Inc., Class A	73,783	1,649,788
Quest Diagnostics, Inc.(b)	74,800	10,313,424

Security	Shares	Value

Health Care Providers & Services (continued)
R1 RCM, Inc.(a)	99,623	$1,053,015
Tenet Healthcare Corp.(a)	69,803	5,275,013
UnitedHealth Group, Inc.	622,116	327,525,410
Universal Health Services, Inc., Class B	40,255	6,136,472

		792,318,779

Health Care REITs — 0.2%
Healthcare Realty Trust, Inc.(b)	256,344	4,416,807
Healthpeak Properties, Inc.	372,848	7,382,391
Medical Properties Trust, Inc.(b)	386,511	1,897,769
Omega Healthcare Investors, Inc.(b)	157,038	4,814,785
Ventas, Inc.	266,486	13,281,662
Welltower, Inc.(b)	359,167	32,386,088

		64,179,502

Health Care Technology(a) — 0.1%
Certara, Inc.(b)	72,883	1,282,012
Doximity, Inc., Class A	84,604	2,372,296
Teladoc Health, Inc.(b)	111,586	2,404,678
Veeva Systems, Inc., Class A	96,866	18,648,643

		24,707,629

Hotel & Resort REITs(b) — 0.0%
Host Hotels & Resorts, Inc.	466,331	9,079,464
Park Hotels & Resorts, Inc.	137,179	2,098,839

		11,178,303

Hotels, Restaurants & Leisure — 2.2%
Airbnb, Inc., Class A(a)(b)	271,228	36,924,980
Aramark	161,401	4,535,368
Booking Holdings, Inc.(a)	23,881	84,711,161
Boyd Gaming Corp.	47,336	2,963,707
Caesars Entertainment, Inc.(a)	136,394	6,394,151
Carnival Corp.(a)	660,318	12,242,296
Cava Group, Inc.(a)(b)	10,677	458,897
Chipotle Mexican Grill, Inc.(a)	18,380	42,034,325
Choice Hotels International, Inc.(b)	20,148	2,282,768
Churchill Downs, Inc.(b)	47,722	6,439,129
Darden Restaurants, Inc.(b)	79,579	13,074,830
Domino’s Pizza, Inc.	23,313	9,610,318
DoorDash, Inc., Class A(a)	202,461	20,021,368
DraftKings, Inc., Class A(a)	275,563	9,713,596
Expedia Group, Inc.(a)	94,903	14,405,326
Hilton Worldwide Holdings, Inc.	166,656	30,346,391
Hyatt Hotels Corp., Class A(b)	30,663	3,998,762
Las Vegas Sands Corp.	221,160	10,883,284
Marriott International, Inc., Class A(b)	163,017	36,761,964
Marriott Vacations Worldwide Corp.(b)	24,763	2,102,131
McDonald’s Corp.	488,097	144,725,641
MGM Resorts International(b)	198,869	8,885,467
Norwegian Cruise Line Holdings Ltd.(a)(b)	285,379	5,718,995
Penn Entertainment, Inc.(a)(b)	102,537	2,668,013
Planet Fitness, Inc., Class A(a)(b)	59,095	4,313,935
Royal Caribbean Cruises Ltd.(a)(b)	157,416	20,383,798
Starbucks Corp.	755,061	72,493,407
Texas Roadhouse, Inc.	43,567	5,325,194
Travel & Leisure Co.	50,043	1,956,181
Vail Resorts, Inc.(b)	26,148	5,581,813
Wendy’s Co.(b)	117,565	2,290,166
Wingstop, Inc.	19,517	5,007,672
Wyndham Hotels & Resorts, Inc.	55,651	4,474,897

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wynn Resorts Ltd.	68,574	$6,247,777
Yum! Brands, Inc.	187,553	24,505,675

		664,483,383

Household Durables — 0.4%
D.R. Horton, Inc.	208,149	31,634,485
Garmin Ltd.(b)	101,293	13,020,202
Leggett & Platt, Inc.	87,296	2,284,536
Lennar Corp., B Shares(b)	8,229	1,103,097
Lennar Corp., Class A	166,452	24,808,006
Mohawk Industries, Inc.(a)	36,915	3,820,703
Newell Brands, Inc.	247,682	2,149,880
NVR, Inc.(a)	1,994	13,958,897
PulteGroup, Inc.(b)	144,600	14,925,612
Tempur Sealy International, Inc.(b)	109,975	5,605,426
Toll Brothers, Inc.	73,857	7,591,761
TopBuild Corp.(a)	21,227	7,944,417
Whirlpool Corp.(b)	36,489	4,443,266

		133,290,288

Household Products — 1.1%
Church & Dwight Co., Inc.	164,075	15,514,932
Clorox Co.	82,116	11,708,920
Colgate-Palmolive Co.	549,187	43,775,696
Kimberly-Clark Corp.	225,399	27,388,232
Procter & Gamble Co.	1,575,635	230,893,553
Reynolds Consumer Products, Inc.(b)	33,158	889,961
Spectrum Brands Holdings, Inc.(b)	28,370	2,263,075

		332,434,369

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	454,238	8,744,082
Brookfield Renewable Corp., Class A(b)	91,361	2,630,283
Clearway Energy, Inc., Class A	22,840	584,247
Clearway Energy, Inc., Class C(b)	53,375	1,464,076
Vistra Corp.(b)	252,103	9,711,008

		23,133,696

Industrial Conglomerates — 0.8%
3M Co.	367,939	40,223,091
General Electric Co.	725,568	92,604,244
Honeywell International, Inc.	445,586	93,443,840

		226,271,175

Industrial REITs — 0.4%
Americold Realty Trust, Inc.	181,695	5,499,908
EastGroup Properties, Inc.	29,035	5,329,084
First Industrial Realty Trust, Inc.(b)	87,217	4,593,719
Prologis, Inc.(b)	617,420	82,302,086
Rexford Industrial Realty, Inc.	137,226	7,698,379
STAG Industrial, Inc.(b)	117,012	4,593,891

		110,017,067

Insurance — 2.2%
Aflac, Inc.(b)	394,735	32,565,638
Allstate Corp.	175,449	24,559,351
American Financial Group, Inc.	47,944	5,700,062
American International Group, Inc.	476,255	32,266,276
Aon PLC, Class A(b)	132,623	38,595,945
Arch Capital Group Ltd.(a)	235,809	17,513,534
Arthur J Gallagher & Co.(b)	141,646	31,853,352
Assurant, Inc.	34,964	5,891,084
Assured Guaranty Ltd.(b)	39,650	2,967,010
Axis Capital Holdings Ltd.(b)	53,100	2,940,147
Brighthouse Financial, Inc.(a)	43,389	2,296,146

Security	Shares	Value

Insurance (continued)
Brown & Brown, Inc.	156,296	$11,114,209
Chubb Ltd.	271,736	61,412,336
Cincinnati Financial Corp.	102,628	10,617,893
CNA Financial Corp.	18,457	780,916
Everest Group Ltd.	28,718	10,154,110
Fidelity National Financial, Inc., Class A(b)	166,043	8,471,514
First American Financial Corp.	66,930	4,312,969
Globe Life, Inc.	60,268	7,335,821
Hanover Insurance Group, Inc.	24,754	3,005,631
Hartford Financial Services Group, Inc.	202,401	16,268,992
Kemper Corp.(b)	42,302	2,058,838
Kinsale Capital Group, Inc.	14,821	4,963,701
Lincoln National Corp.	118,878	3,206,140
Loews Corp.	126,588	8,809,259
Markel Group, Inc.(a)	8,847	12,561,855
Marsh & McLennan Cos., Inc.	331,245	62,760,990
MetLife, Inc.	423,770	28,023,910
Old Republic International Corp.(b)	175,157	5,149,616
Primerica, Inc.(b)	24,602	5,062,108
Principal Financial Group, Inc.(b)	159,378	12,538,267
Progressive Corp.	391,116	62,296,957
Prudential Financial, Inc.(b)	245,532	25,464,124
Reinsurance Group of America, Inc.	44,369	7,178,017
RenaissanceRe Holdings Ltd.	33,579	6,581,484
RLI Corp.(b)	26,206	3,488,543
Ryan Specialty Holdings, Inc., Class A(a)(b)	61,134	2,629,985
Travelers Cos., Inc.	154,229	29,379,082
Unum Group	133,497	6,036,734
W.R. Berkley Corp.	140,189	9,914,166
White Mountains Insurance Group Ltd.(b)	1,740	2,618,717
Willis Towers Watson PLC	70,263	16,947,436

		648,292,865

Interactive Media & Services(a) — 5.3%
Alphabet, Inc., Class A	3,977,194	555,574,230
Alphabet, Inc., Class C	3,359,346	473,432,632
IAC, Inc.	52,124	2,730,255
Match Group, Inc.	190,269	6,944,818
Meta Platforms, Inc., Class A	1,480,363	523,989,287
Pinterest, Inc., Class A	391,717	14,509,198
TripAdvisor, Inc.	69,707	1,500,792
ZoomInfo Technologies, Inc., CLass A	205,582	3,801,211

		1,582,482,423

IT Services — 1.5%
Accenture PLC, Class A(b)	422,883	148,393,874
Akamai Technologies, Inc.(a)	101,718	12,038,325
Amdocs Ltd.	78,257	6,878,008
Cloudflare, Inc., Class A(a)	189,815	15,803,997
Cognizant Technology Solutions Corp., Class A	339,814	25,666,151
DXC Technology Co.(a)	145,187	3,320,427
EPAM Systems, Inc.(a)	37,125	11,038,747
Gartner, Inc.(a)	51,374	23,175,325
Globant SA(a)	28,095	6,686,048
GoDaddy, Inc., Class A(a)	104,622	11,106,672
International Business Machines Corp.(b)	608,111	99,456,554
Kyndryl Holdings, Inc.(a)	150,125	3,119,598
MongoDB, Inc., Class A(a)	44,040	18,005,754
Okta, Inc., Class A(a)	101,057	9,148,690
Snowflake, Inc., Class A(a)	207,708	41,333,892

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Twilio, Inc., Class A(a)	113,214	$8,589,546
VeriSign, Inc.(a)	60,928	12,548,731

		456,310,339

Leisure Products — 0.1%
Brunswick Corp.(b)	46,500	4,498,875
Hasbro, Inc.(b)	86,407	4,411,941
Mattel, Inc.(a)	236,606	4,467,121
Peloton Interactive, Inc., Class A(a)	211,296	1,286,793
Polaris, Inc.(b)	36,049	3,416,364
YETI Holdings, Inc.(a)	55,061	2,851,059

		20,932,153

Life Sciences Tools & Services — 1.5%
10X Genomics, Inc., Class A(a)(b)	61,186	3,423,969
Agilent Technologies, Inc.	197,544	27,464,542
Avantor, Inc.(a)	457,256	10,439,155
Azenta, Inc.(a)(b)	43,636	2,842,449
Bio-Rad Laboratories, Inc., Class A(a)	14,036	4,532,084
Bio-Techne Corp.	102,397	7,900,953
Bruker Corp.	71,786	5,274,835
Charles River Laboratories International, Inc.(a)	34,220	8,089,608
Danaher Corp.	440,486	101,902,031
Fortrea Holdings, Inc.(a)	57,757	2,015,719
ICON PLC(a)	54,189	15,339,280
Illumina, Inc.(a)	106,292	14,800,098
IQVIA Holdings, Inc.(a)	123,323	28,534,476
Maravai LifeSciences Holdings, Inc., Class A(a)	64,873	424,918
Medpace Holdings, Inc.(a)	15,182	4,653,738
Mettler-Toledo International, Inc.(a)	14,618	17,731,049
QIAGEN NV(a)	155,051	6,733,865
Repligen Corp.(a)	37,193	6,687,301
Revvity, Inc.	84,786	9,267,958
Sotera Health Co.(a)(b)	62,387	1,051,221
Thermo Fisher Scientific, Inc.	258,194	137,046,793
Waters Corp.(a)(b)	39,559	13,024,010
West Pharmaceutical Services, Inc.	49,497	17,428,884

		446,608,936

Machinery — 1.9%
AGCO Corp.(b)	42,073	5,108,083
Allison Transmission Holdings, Inc.	60,337	3,508,597
Caterpillar, Inc.(b)	341,480	100,965,392
CNH Industrial NV	659,574	8,033,611
Crane Co.	32,784	3,873,102
Cummins, Inc.(b)	94,847	22,722,496
Deere & Co.	177,386	70,931,340
Donaldson Co., Inc.	81,516	5,327,071
Dover Corp.	93,865	14,437,376
Esab Corp.(b)	36,615	3,171,591
Flowserve Corp.	90,336	3,723,650
Fortive Corp.	236,748	17,431,755
Gates Industrial Corp. PLC(a)	77,258	1,036,802
Graco, Inc.(b)	112,747	9,781,930
IDEX Corp.	51,164	11,108,216
Illinois Tool Works, Inc.(b)	202,945	53,159,413
Ingersoll Rand, Inc.	271,727	21,015,366
ITT, Inc.(b)	55,667	6,642,186
Lincoln Electric Holdings, Inc.(b)	36,713	7,983,609
Middleby Corp.(a)	35,472	5,220,414
Nordson Corp.(b)	37,798	9,984,720
Oshkosh Corp.	44,688	4,844,626
Otis Worldwide Corp.	276,531	24,741,229

Security	Shares	Value

Machinery (continued)
PACCAR, Inc.(b)	342,979	$33,491,899
Parker-Hannifin Corp.	85,612	39,441,448
Pentair PLC	109,181	7,938,551
RBC Bearings, Inc.(a)(b)	18,422	5,248,244
Snap-on, Inc.(b)	35,094	10,136,551
Stanley Black & Decker, Inc.(b)	100,920	9,900,252
Timken Co.(b)	42,622	3,416,153
Toro Co.(b)	68,655	6,590,193
Westinghouse Air Brake Technologies Corp.	120,099	15,240,563
Xylem, Inc./New York	159,244	18,211,144

		564,367,573

Marine Transportation — 0.0%
Kirby Corp.(a)	40,402	3,170,749

Media — 0.8%
Cable One, Inc.	3,861	2,148,994
Charter Communications, Inc., Class A(a)	68,589	26,659,173
Comcast Corp., Class A(b)	2,671,900	117,162,815
Fox Corp., Class A(b)	164,855	4,891,248
Fox Corp., Class B	91,794	2,538,104
Interpublic Group of Cos., Inc.(b)	260,311	8,496,551
Liberty Broadband Corp., Class A(a)	10,629	857,123
Liberty Broadband Corp., Class C(a)	77,230	6,223,966
Liberty Media Corp.-Liberty SiriusXM(a)	97,641	2,810,108
Liberty Media Corp.-Liberty SiriusXM, Class A	50,444	1,449,761
New York Times Co., Class A(b)	107,071	5,245,408
News Corp., Class A	255,958	6,283,769
News Corp., Class B(b)	83,757	2,154,230
Nexstar Media Group, Inc., Class A(b)	22,046	3,455,710
Omnicom Group, Inc.	130,347	11,276,319
Paramount Global, Class A(b)	7,797	153,289
Paramount Global, Class B(b)	393,590	5,821,196
Sirius XM Holdings, Inc.(b)	461,307	2,523,349
Trade Desk, Inc., Class A(a)	294,769	21,211,577

		231,362,690

Metals & Mining — 0.5%
Alcoa Corp.	114,871	3,905,614
Cleveland-Cliffs, Inc.(a)	338,246	6,906,983
Freeport-McMoRan, Inc.(b)	955,853	40,690,662
MP Materials Corp., Class A(a)(b)	73,191	1,452,841
Newmont Corp.	771,717	31,941,367
Nucor Corp.	168,402	29,308,684
Reliance Steel & Aluminum Co.	38,880	10,873,959
Royal Gold, Inc.(b)	43,044	5,206,602
Southern Copper Corp.(b)	57,210	4,924,065
SSR Mining, Inc.(b)	142,062	1,528,587
Steel Dynamics, Inc.(b)	107,445	12,689,255
U.S. Steel Corp.	151,259	7,358,750

		156,787,369

Mortgage Real Estate Investment Trusts (REITs)(b) — 0.1%
AGNC Investment Corp.	411,459	4,036,413
Annaly Capital Management, Inc.	325,377	6,302,552
Rithm Capital Corp.	317,470	3,390,580
Starwood Property Trust, Inc.	195,893	4,117,671

		17,847,216

Multi-Utilities — 0.6%
Ameren Corp.	176,095	12,738,712
CenterPoint Energy, Inc.(b)	418,582	11,958,888
CMS Energy Corp.(b)	193,365	11,228,705
Consolidated Edison, Inc.(b)	232,112	21,115,229
Dominion Energy, Inc.(b)	559,277	26,286,019

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
DTE Energy Co.(b)	138,571	$15,278,838
NiSource, Inc.	277,294	7,362,156
Public Service Enterprise Group, Inc.	332,659	20,342,098
Sempra	421,547	31,502,207
WEC Energy Group, Inc.	211,298	17,784,953

		175,597,805

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.(b)	113,076	14,334,644
Boston Properties, Inc.	104,329	7,320,766
Cousins Properties, Inc.(b)	97,224	2,367,404
Highwoods Properties, Inc.(b)	69,806	1,602,746
Kilroy Realty Corp.(b)	79,511	3,167,718
NET Lease Office Properties	9,549	176,466
Vornado Realty Trust(b)	122,396	3,457,687

		32,427,431

Oil, Gas & Consumable Fuels — 3.4%
Antero Midstream Corp.	237,403	2,974,660
Antero Resources Corp.(a)	184,466	4,183,689
APA Corp.	207,235	7,435,592
Cheniere Energy, Inc.	162,206	27,690,186
Chesapeake Energy Corp.(b)	83,614	6,433,261
Chevron Corp.	1,151,608	171,773,849
ConocoPhillips(b)	801,860	93,071,890
Coterra Energy, Inc.	493,616	12,597,080
Devon Energy Corp.	428,735	19,421,695
Diamondback Energy, Inc.	121,171	18,791,199
DT Midstream, Inc.(a)	66,007	3,617,184
EOG Resources, Inc.	393,282	47,567,458
EQT Corp.(b)	239,325	9,252,305
Exxon Mobil Corp.(b)	2,709,294	270,875,214
Hess Corp.	185,903	26,799,776
HF Sinclair Corp.	95,611	5,313,103
Kinder Morgan, Inc.(b)	1,312,044	23,144,456
Marathon Oil Corp.	411,792	9,948,895
Marathon Petroleum Corp.	253,922	37,671,868
New Fortress Energy, Inc., Class A(b)	44,774	1,689,323
Occidental Petroleum Corp.(b)	466,715	27,867,553
ONEOK, Inc.(b)	389,171	27,327,588
Ovintiv, Inc.	169,730	7,454,542
Phillips 66	297,841	39,654,551
Pioneer Natural Resources Co.	155,730	35,020,562
Range Resources Corp.(b)	157,080	4,781,515
Southwestern Energy Co.(a)	742,727	4,864,862
Targa Resources Corp.	150,514	13,075,151
Texas Pacific Land Corp.(b)	3,901	6,134,127
Valero Energy Corp.	227,115	29,524,950
Williams Cos., Inc.(b)	814,715	28,376,523

		1,024,334,607

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	40,981	2,902,684

Passenger Airlines — 0.2%
Alaska Air Group, Inc.(a)(b)	84,295	3,293,406
American Airlines Group, Inc.(a)(b)	432,176	5,938,098
Delta Air Lines, Inc.	430,872	17,333,981
Southwest Airlines Co.(b)	393,838	11,374,041
United Airlines Holdings, Inc.(a)	215,337	8,884,805

		46,824,331

Personal Care Products — 0.2%
Coty, Inc., Class A(a)(b)	235,728	2,927,742

Security	Shares	Value

Personal Care Products (continued)
Estee Lauder Cos., Inc., Class A(b)	153,819	$22,496,029
Kenvue, Inc.	1,161,473	25,006,514
Olaplex Holdings, Inc.(a)	74,023	188,018

		50,618,303

Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	1,362,663	69,918,238
Catalent, Inc.(a)	122,331	5,496,332
Elanco Animal Health, Inc.(a)	322,932	4,811,687
Eli Lilly & Co.	566,389	330,159,476
Jazz Pharmaceuticals PLC(a)	41,109	5,056,407
Johnson & Johnson	1,612,958	252,815,037
Merck & Co., Inc.	1,699,988	185,332,692
Organon & Co.(b)	174,957	2,522,880
Perrigo Co. PLC	90,368	2,908,042
Pfizer, Inc.	3,781,599	108,872,235
Royalty Pharma PLC, Class A	252,858	7,102,781
Viatris, Inc.(b)	797,717	8,639,275
Zoetis, Inc., Class A(b)	309,756	61,136,542

		1,044,771,624

Professional Services — 0.9%
Automatic Data Processing, Inc.	276,784	64,482,368
Booz Allen Hamilton Holding Corp., Class A	86,212	11,027,377
Broadridge Financial Solutions, Inc.(b)	77,714	15,989,655
CACI International, Inc., Class A(a)	15,327	4,963,802
Ceridian HCM Holding, Inc.(a)(b)	97,210	6,524,735
Clarivate PLC(a)(b)	308,961	2,860,979
Concentrix Corp.(b)	30,351	2,980,772
Dun & Bradstreet Holdings, Inc.(b)	189,122	2,212,727
Equifax, Inc.(b)	81,830	20,235,741
FTI Consulting, Inc.(a)	21,712	4,323,945
Genpact Ltd.(b)	123,247	4,277,903
Jacobs Solutions, Inc.(b)	83,948	10,896,450
KBR, Inc.(b)	91,707	5,081,485
Leidos Holdings, Inc.	90,707	9,818,126
ManpowerGroup, Inc.(b)	35,318	2,806,721
Paychex, Inc.	215,552	25,674,399
Paycom Software, Inc.	34,233	7,076,646
Paycor HCM, Inc.(a)(b)	42,568	919,043
Paylocity Holding Corp.(a)	28,167	4,643,330
Robert Half, Inc.(b)	70,752	6,220,516
Science Applications International Corp.	35,280	4,386,010
SS&C Technologies Holdings, Inc.	143,749	8,784,501
TransUnion	127,777	8,779,558
Verisk Analytics, Inc.(b)	95,444	22,797,754

		257,764,543

Real Estate Management & Development(a) — 0.2%
CBRE Group, Inc., Class A(b)	208,021	19,364,675
CoStar Group, Inc.	270,404	23,630,605
Howard Hughes Holdings, Inc.	21,687	1,855,323
Jones Lang LaSalle, Inc.(b)	31,071	5,868,380
Zillow Group, Inc., Class A(b)	39,481	2,239,362
Zillow Group, Inc., Class C	103,809	6,006,389

		58,964,734

Residential REITs — 0.4%
American Homes 4 Rent, Class A	227,171	8,169,069
Apartment Income REIT Corp.	97,015	3,369,331
AvalonBay Communities, Inc.(b)	95,249	17,832,518
Camden Property Trust	68,324	6,783,890
Equity LifeStyle Properties, Inc.	117,467	8,286,122
Equity Residential	250,406	15,314,831

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Residential REITs (continued)
Essex Property Trust, Inc.(b)	42,293	$10,486,126
Invitation Homes, Inc.(b)	405,293	13,824,544
Mid-America Apartment Communities, Inc.	76,888	10,338,361
Sun Communities, Inc.	81,413	10,880,847
UDR, Inc.	218,979	8,384,706

		113,670,345

Retail REITs — 0.3%
Agree Realty Corp.(b)	62,531	3,936,326
Brixmor Property Group, Inc.(b)	200,839	4,673,524
Federal Realty Investment Trust(b)	55,183	5,686,608
Kimco Realty Corp.	397,513	8,471,002
NNN REIT, Inc.	118,800	5,120,280
Realty Income Corp.(b)	484,614	27,826,536
Regency Centers Corp.(b)	119,472	8,004,624
Simon Property Group, Inc.	217,058	30,961,153
Spirit Realty Capital, Inc.	95,310	4,164,094

		98,844,147

Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices, Inc.(a)	1,072,766	158,136,436
Allegro MicroSystems, Inc.(a)	46,915	1,420,117
Analog Devices, Inc.(b)	333,286	66,177,268
Applied Materials, Inc.	564,942	91,560,150
Broadcom, Inc.	289,296	322,926,660
Cirrus Logic, Inc.(a)	36,491	3,035,686
Enphase Energy, Inc.(a)	89,816	11,868,286
Entegris, Inc.	99,376	11,907,232
First Solar, Inc.(a)(b)	70,155	12,086,304
GLOBALFOUNDRIES, Inc.(a)(b)	51,690	3,132,414
Intel Corp.	2,794,006	140,398,802
KLA Corp.	91,802	53,364,503
Lam Research Corp.	88,075	68,985,625
Lattice Semiconductor Corp.(a)	91,956	6,344,045
Marvell Technology, Inc.(b)	573,519	34,588,931
Microchip Technology, Inc.(b)	359,794	32,446,223
Micron Technology, Inc.	731,401	62,417,761
MKS Instruments, Inc.(b)	43,736	4,499,122
Monolithic Power Systems, Inc.	30,479	19,225,544
NVIDIA Corp.	1,590,291	787,543,909
ON Semiconductor Corp.(a)(b)	288,421	24,091,806
Qorvo, Inc.(a)	64,853	7,303,096
QUALCOMM, Inc.	746,646	107,987,411
Skyworks Solutions, Inc.	105,628	11,874,700
Teradyne, Inc.(b)	105,533	11,452,441
Texas Instruments, Inc.	607,524	103,558,541
Universal Display Corp.(b)	30,786	5,888,130
Wolfspeed, Inc.(a)(b)	80,018	3,481,583

		2,167,702,726

Software — 10.8%
Adobe, Inc.(a)	306,658	182,952,163
Alteryx, Inc., Class A(a)(b)	39,880	1,880,741
ANSYS, Inc.(a)	58,125	21,092,400
AppLovin Corp., Class A(a)	150,122	5,982,362
Aspen Technology, Inc.(a)	18,995	4,181,749
Atlassian Corp., Class A(a)	96,795	23,023,659
Autodesk, Inc.(a)	143,770	35,005,120
Bentley Systems, Inc., Class B(b)	126,643	6,608,232
Bill Holdings, Inc.(a)	67,602	5,515,647
Cadence Design Systems, Inc.(a)	180,886	49,267,920
CCC Intelligent Solutions Holdings, Inc.(a)	132,561	1,509,870

Security	Shares	Value

Software (continued)
Confluent, Inc., Class A(a)	121,959	$2,853,841
Crowdstrike Holdings, Inc., Class A(a)(b)	140,809	35,951,354
Datadog, Inc., Class A(a)	183,029	22,216,060
DocuSign, Inc.(a)	133,321	7,925,933
Dolby Laboratories, Inc., Class A(b)	38,321	3,302,504
DoubleVerify Holdings, Inc.(a)(b)	83,152	3,058,331
Dropbox, Inc., Class A(a)	173,645	5,119,055
Dynatrace, Inc.(a)	158,991	8,695,218
Elastic NV(a)	51,528	5,807,206
Fair Isaac Corp.(a)	16,269	18,937,279
Five9, Inc.(a)	48,260	3,797,579
Fortinet, Inc.(a)	439,389	25,717,438
Gen Digital, Inc.	363,013	8,283,957
Gitlab, Inc., Class A(a)	57,984	3,650,673
Guidewire Software, Inc.(a)	55,735	6,077,344
HashiCorp, Inc., Class A(a)	60,506	1,430,362
HubSpot, Inc.(a)	30,682	17,812,128
Informatica, Inc., Class A(a)(b)	33,234	943,513
Intuit, Inc.	182,830	114,274,235
Manhattan Associates, Inc.(a)	40,829	8,791,300
Microsoft Corp.	4,980,966	1,873,042,455
nCino, Inc.(a)(b)	42,161	1,417,874
NCR Voyix Corp.(a)(b)	79,327	1,341,420
Nutanix, Inc., Class A(a)	153,425	7,316,838
Oracle Corp.	1,032,553	108,862,063
Palantir Technologies, Inc., Class A(a)	1,252,922	21,512,671
Palo Alto Networks, Inc.(a)(b)	201,696	59,476,116
Pegasystems, Inc.	29,753	1,453,732
Procore Technologies, Inc.(a)(b)	51,718	3,579,920
PTC, Inc.(a)	75,763	13,255,494
RingCentral, Inc., Class A(a)	55,109	1,870,950
Roper Technologies, Inc.(b)	70,804	38,600,217
Salesforce, Inc.(a)	633,477	166,693,138
SentinelOne, Inc., Class A(a)	152,124	4,174,282
ServiceNow, Inc.(a)	136,259	96,265,621
Smartsheet, Inc., Class A(a)	81,384	3,891,783
Splunk, Inc.(a)	106,303	16,195,262
Synopsys, Inc.(a)	101,651	52,341,116
Teradata Corp.(a)	69,364	3,018,028
Tyler Technologies, Inc.(a)	27,559	11,522,969
UiPath, Inc., Class A(a)(b)	257,254	6,390,189
Unity Software, Inc.(a)(b)	196,624	8,039,955
Workday, Inc., Class A(a)	132,791	36,658,283
Zoom Video Communications, Inc., Class A(a)	165,952	11,933,608
Zscaler, Inc.(a)	59,092	13,092,423

		3,203,611,580

Specialized REITs — 1.1%
American Tower Corp.	311,555	67,258,493
Crown Castle, Inc.	289,470	33,344,049
CubeSmart(b)	147,990	6,859,337
Digital Realty Trust, Inc.	199,736	26,880,471
EPR Properties(b)	50,315	2,437,762
Equinix, Inc.(b)	62,467	50,310,297
Extra Space Storage, Inc.(b)	140,153	22,470,731
Gaming and Leisure Properties, Inc.	167,475	8,264,891
Iron Mountain, Inc.(b)	193,706	13,555,546
Lamar Advertising Co., Class A(b)	57,162	6,075,177
National Storage Affiliates Trust(b)	56,789	2,355,040
Public Storage	104,821	31,970,405
Rayonier, Inc.(b)	102,627	3,428,768

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs (continued)
SBA Communications Corp.	72,180	$18,311,344
VICI Properties, Inc.	671,477	21,406,687
Weyerhaeuser Co.(b)	491,842	17,101,346

		332,030,344

Specialty Retail — 2.1%
Advance Auto Parts, Inc.	38,621	2,357,040
AutoNation, Inc.(a)(b)	19,625	2,947,282
AutoZone, Inc.(a)	11,775	30,445,558
Bath & Body Works, Inc.	156,741	6,764,942
Best Buy Co., Inc.(b)	128,844	10,085,908
Burlington Stores, Inc.(a)	43,142	8,390,256
CarMax, Inc.(a)(b)	107,444	8,245,253
Dick’s Sporting Goods, Inc.(b)	39,609	5,820,542
Five Below, Inc.(a)(b)	36,780	7,840,025
Floor & Decor Holdings, Inc., Class A(a)(b)	70,857	7,904,807
GameStop Corp., Class A(a)(b)	176,004	3,085,350
Gap, Inc.(b)	121,344	2,537,303
Home Depot, Inc.	669,374	231,971,560
Lithia Motors, Inc., Class A	18,025	5,935,272
Lowe’s Cos., Inc.(b)	386,511	86,018,023
Murphy USA, Inc.	12,878	4,591,780
O’Reilly Automotive, Inc.(a)	39,551	37,576,614
Penske Automotive Group, Inc.(b)	12,936	2,076,357
Petco Health & Wellness Co., Inc.(a)(b)	47,926	151,446
RH(a)(b)	11,414	3,326,953
Ross Stores, Inc.	224,649	31,089,175
TJX Cos., Inc.	770,789	72,307,716
Tractor Supply Co.(b)	73,503	15,805,350
Ulta Beauty, Inc.(a)	33,681	16,503,353
Valvoline, Inc.(b)	111,697	4,197,573
Victoria’s Secret & Co.(a)	56,422	1,497,440
Wayfair, Inc., Class A(a)(b)	53,014	3,270,964
Williams-Sonoma, Inc.(b)	43,713	8,820,409

		621,564,251

Technology Hardware, Storage & Peripherals — 6.6%
Apple, Inc.	9,869,665	1,900,206,602
Hewlett Packard Enterprise Co.	855,814	14,531,722
HP, Inc.	581,799	17,506,332
NetApp, Inc.	140,980	12,428,797
Pure Storage, Inc., Class A(a)	185,988	6,632,332
Western Digital Corp.(a)	211,175	11,059,235

		1,962,365,020

Textiles, Apparel & Luxury Goods — 0.6%
Capri Holdings Ltd.(a)	79,938	4,016,085
Carter’s, Inc.(b)	23,015	1,723,593
Columbia Sportswear Co.(b)	23,947	1,904,744
Crocs, Inc.(a)	39,646	3,703,333
Deckers Outdoor Corp.(a)	17,622	11,779,074
Lululemon Athletica, Inc.(a)	74,435	38,057,871
NIKE, Inc., Class B	795,841	86,404,457
PVH Corp.	42,093	5,140,397
Ralph Lauren Corp., Class A(b)	27,377	3,947,763
Skechers USA, Inc., Class A(a)	91,218	5,686,530
Tapestry, Inc.(b)	162,403	5,978,055
Under Armour, Inc., Class A(a)	126,836	1,114,889
Under Armour, Inc., Class C(a)	128,526	1,073,192
VF Corp.(b)	233,620	4,392,056

		174,922,039

Security	Shares	Value

Tobacco — 0.5%
Altria Group, Inc.	1,195,361	$48,220,862
Philip Morris International, Inc.(b)	1,038,622	97,713,558

		145,934,420

Trading Companies & Distributors — 0.4%
Air Lease Corp., Class A	68,474	2,871,800
Core & Main, Inc., Class A(a)	72,097	2,913,440
Fastenal Co.(b)	381,938	24,738,124
Ferguson PLC	136,048	26,266,787
MSC Industrial Direct Co., Inc., Class A	30,370	3,075,266
SiteOne Landscape Supply, Inc.(a)(b)	30,150	4,899,375
United Rentals, Inc.(b)	45,888	26,313,097
Watsco, Inc.(b)	22,249	9,533,029
WESCO International, Inc.	30,666	5,332,204
WW Grainger, Inc.(b)	29,858	24,743,026

		130,686,148

Water Utilities — 0.1%
American Water Works Co., Inc.	130,714	17,252,941
Essential Utilities, Inc.	160,007	5,976,261

		23,229,202

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(b)	350,335	56,169,211

Total Common Stocks — 98.8% (Cost: $16,706,336,016)		29,387,430,968

Investment Companies

Equity Funds — 0.5%
iShares Russell 1000 ETF(b)(c)	499,292	130,944,320

Total Investment Companies — 0.5% (Cost: $118,482,820)		130,944,320

Total Long-Term Investments — 99.3% (Cost: $16,824,818,836)		29,518,375,288

Short-Term Securities

Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(e)(f)	2,023,748,277	2,024,962,526
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(e)	210,703,888	210,703,888

Total Short-Term Securities — 7.5% (Cost: $2,234,300,840)		2,235,666,414

Total Investments — 106.8% (Cost: $19,059,119,676)		31,754,041,702

Liabilities in Excess of Other Assets — (6.8)%		(2,008,895,167)

Net Assets — 100.0%		$29,745,146,535

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,931,142,333	$93,135,447	(a)	$—	$133,624	$551,122	$2,024,962,526	2,023,748,277	$8,021,979	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	174,719,313	35,984,575	(a)	—	—	—	210,703,888	210,703,888	9,215,763		—
BlackRock, Inc.	67,759,909	5,133,303		(2,380,596)	(211,840)	10,457,088	80,757,864	99,480	1,953,980		—
iShares Russell 1000 ETF	235,505,777	1,949,555,643		(2,103,268,602)	38,480,835	10,670,667	130,944,320	499,292	2,914,464		—

					$38,402,619	$21,678,877	$2,447,368,598		$22,106,186		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	857	03/15/24	$206,537	$6,992,869
S&P Mid 400 E-Mini Index	54	03/15/24	15,171	770,615

				$7,763,484

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,763,484	$—	$—	$—	$7,763,484

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$18,175,451	$—	$—	$—	$18,175,451

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$12,594,532	$—	$—	$—	$12,594,532

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$203,118,615

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$474,365,071	$—	$—	$474,365,071
Air Freight & Logistics	139,810,333	—	—	139,810,333
Automobile Components	34,664,812	—	—	34,664,812
Automobiles	543,269,132	—	—	543,269,132
Banks	966,880,121	—	—	966,880,121
Beverages	410,257,727	—	—	410,257,727
Biotechnology	629,664,835	—	—	629,664,835
Broadline Retail	960,446,594	—	—	960,446,594
Building Products	188,997,096	—	—	188,997,096
Capital Markets	953,405,430	—	—	953,405,430
Chemicals	475,048,511	—	—	475,048,511
Commercial Services & Supplies	183,158,555	—	—	183,158,555
Communications Equipment	233,999,391	—	—	233,999,391
Construction & Engineering	50,525,316	—	—	50,525,316
Construction Materials	45,374,534	—	—	45,374,534
Consumer Finance	156,742,334	—	—	156,742,334
Consumer Staples Distribution & Retail	522,148,133	—	—	522,148,133
Containers & Packaging	89,702,549	48,059	—	89,750,608
Distributors	31,523,891	—	—	31,523,891
Diversified Consumer Services	19,222,085	—	—	19,222,085
Diversified REITs	9,283,449	—	—	9,283,449
Diversified Telecommunication Services	194,131,156	—	1	194,131,157
Electric Utilities	421,745,125	—	—	421,745,125
Electrical Equipment	204,256,054	—	—	204,256,054
Electronic Equipment, Instruments & Components	167,671,100	—	—	167,671,100
Energy Equipment & Services	105,816,240	—	—	105,816,240
Entertainment	375,559,765	—	—	375,559,765
Financial Services	1,224,490,649	—	—	1,224,490,649
Food Products	257,071,416	—	—	257,071,416
Gas Utilities	17,603,351	—	—	17,603,351
Ground Transportation	341,891,434	—	—	341,891,434
Health Care Equipment & Supplies	723,544,720	—	—	723,544,720
Health Care Providers & Services	792,318,779	—	—	792,318,779
Health Care REITs	64,179,502	—	—	64,179,502
Health Care Technology	24,707,629	—	—	24,707,629
Hotel & Resort REITs	11,178,303	—	—	11,178,303
Hotels, Restaurants & Leisure	664,483,383	—	—	664,483,383
Household Durables	133,290,288	—	—	133,290,288
Household Products	332,434,369	—	—	332,434,369
Independent Power and Renewable Electricity Producers	23,133,696	—	—	23,133,696
Industrial Conglomerates	226,271,175	—	—	226,271,175
Industrial REITs	110,017,067	—	—	110,017,067
Insurance	648,292,865	—	—	648,292,865
Interactive Media & Services	1,582,482,423	—	—	1,582,482,423
IT Services	456,310,339	—	—	456,310,339
Leisure Products	20,932,153	—	—	20,932,153

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	Large Cap Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Life Sciences Tools & Services	$446,608,936	$—	$—	$446,608,936
Machinery	564,367,573	—	—	564,367,573
Marine Transportation	3,170,749	—	—	3,170,749
Media	231,362,690	—	—	231,362,690
Metals & Mining	156,787,369	—	—	156,787,369
Mortgage Real Estate Investment Trusts (REITs)	17,847,216	—	—	17,847,216
Multi-Utilities	175,597,805	—	—	175,597,805
Office REITs	32,427,431	—	—	32,427,431
Oil, Gas & Consumable Fuels	1,024,334,607	—	—	1,024,334,607
Paper & Forest Products	2,902,684	—	—	2,902,684
Passenger Airlines	46,824,331	—	—	46,824,331
Personal Care Products	50,618,303	—	—	50,618,303
Pharmaceuticals	1,044,771,624	—	—	1,044,771,624
Professional Services	257,764,543	—	—	257,764,543
Real Estate Management & Development	58,964,734	—	—	58,964,734
Residential REITs	113,670,345	—	—	113,670,345
Retail REITs	98,844,147	—	—	98,844,147
Semiconductors & Semiconductor Equipment	2,167,702,726	—	—	2,167,702,726
Software	3,203,611,580	—	—	3,203,611,580
Specialized REITs	332,030,344	—	—	332,030,344
Specialty Retail	621,564,251	—	—	621,564,251
Technology Hardware, Storage & Peripherals	1,962,365,020	—	—	1,962,365,020
Textiles, Apparel & Luxury Goods	174,922,039	—	—	174,922,039
Tobacco	145,934,420	—	—	145,934,420
Trading Companies & Distributors	130,686,148	—	—	130,686,148
Water Utilities	23,229,202	—	—	23,229,202
Wireless Telecommunication Services	56,169,211	—	—	56,169,211
Investment Companies	130,944,320	—	—	130,944,320
Short-Term Securities
Money Market Funds	2,235,666,414	—	—	2,235,666,414

	$31,753,993,642	$48,059	$1	$31,754,041,702

Derivative Financial Instruments(a)
Assets
Equity Contracts	$7,763,484	$—	$—	$7,763,484

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2023

Large Cap Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$29,306,673,104
Investments, at value — affiliated(c)	2,447,368,598
Cash	1,358,021
Cash pledged for futures contracts	12,142,000
Receivables:
Investments sold	149,284,490
Securities lending income — affiliated	550,467
Dividends — unaffiliated	27,577,241
Dividends — affiliated	1,035,468
Prepaid expenses	87,099

Total assets	31,946,076,488

LIABILITIES
Collateral on securities loaned	2,026,137,155
Payables:
Investments purchased	20,520,239
Accounting services fees	100,723
Withdrawals to investors	152,634,618
Investment advisory fees	727,295
Trustees’ fees	64,755
Other accrued expenses	63,157
Professional fees	15,505
Variation margin on futures contracts	666,506

Total liabilities	2,200,929,953

Commitments and contingent liabilities

NET ASSETS	$29,745,146,535

NET ASSETS CONSIST OF
Investors’ capital	$17,042,461,025
Net unrealized appreciation (depreciation)	12,702,685,510

NET ASSETS	$29,745,146,535

(a) Investments, at cost — unaffiliated	$16,659,574,896
(b) Securities loaned, at value	$1,971,438,935
(c) Investments, at cost — affiliated	$2,399,544,780

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2023

Large Cap Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$412,327,319
Dividends — affiliated	14,084,207
Interest — unaffiliated	449,309
Securities lending income — affiliated — net	8,021,979
Foreign taxes withheld	(42,007)

Total investment income	434,840,807

EXPENSES
Investment advisory	7,898,720
Custodian	348,340
Trustees	255,171
Professional	73,830
Printing and postage	540
Miscellaneous	221,694

Total expenses excluding interest expense	8,798,295
Interest expense	19,687

Total expenses	8,817,982
Less:
Fees waived and/or reimbursed by the Manager	(199,427)

Total expenses after fees waived and/or reimbursed	8,618,555

Net investment income	426,222,252

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(139,283,143)
Investments — affiliated	38,402,619
Futures contracts	18,175,451

(82,705,073)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,825,723,134
Investments — affiliated	21,678,877
Futures contracts	12,594,532

5,859,996,543

Net realized and unrealized gain	5,777,291,470

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,203,513,722

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Large Cap Index Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$426,222,252	$358,860,873
Net realized loss	(82,705,073)	(306,685,657)
Net change in unrealized appreciation (depreciation)	5,859,996,543	(4,936,941,009)

Net increase (decrease) in net assets resulting from operations	6,203,513,722	(4,884,765,793)

CAPITAL TRANSACTIONS
Proceeds from contributions	3,348,514,741	5,876,789,557
Value of withdrawals	(2,678,561,395)	(2,485,769,249)

Net increase in net assets derived from capital transactions	669,953,346	3,391,020,308

NET ASSETS
Total increase (decrease) in net assets	6,873,467,068	(1,493,745,485)
Beginning of year	22,871,679,467	24,365,424,952

End of year	$29,745,146,535	$22,871,679,467

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	Large Cap Index Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return	26.53%	(19.09)%	26.42%	20.89%	31.33%

Ratios to Average Net Assets(a)
Total expenses	0.03%	0.03%	0.03%	0.04%	0.03%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.62%	1.57%	1.32%	1.76%	1.92%

Supplemental Data
Net assets, end of year (000)	$29,745,147	$22,871,679	$24,365,425	$19,332,586	$15,141,734

Portfolio turnover rate	13%	22%	17%	14%	10%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Large Cap Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Master Portfolio had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Master Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

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Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

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Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Barclays Bank PLC	$77,490,219	$(77,490,219)	$—		$—
Barclays Capital, Inc.	1,156,954	(1,156,954)	—		—
BMO Capital Markets Corp.	2,888	(2,888)	—		—
BNP Paribas SA	271,435,804	(271,435,804)	—		—
BofA Securities, Inc.	316,759,604	(316,759,604)	—		—
Citadel Clearing LLC	11,072,895	(11,072,895)	—		—
Deutsche Bank Securities, Inc.	18,490	(18,490)	—		—
Goldman Sachs & Co. LLC	221,230,937	(221,230,937)	—		—
J.P. Morgan Securities LLC	87,761,495	(87,761,495)	—		—
Jefferies LLC	6,999,638	(6,999,638)	—		—
Morgan Stanley	254,899,863	(254,899,863)	—		—
National Financial Services LLC	56,130,423	(56,130,423)	—		—
Natixis SA	18,092,753	(18,092,753)	—		—
Nomura Securities International, Inc.	346,050	(346,050)	—		—
RBC Capital Markets LLC	92,583,684	(92,583,684)	—		—
Scotia Capital (USA), Inc.	36,013,414	(36,013,414)	—		—
Scotia Capital, Inc.	50,685,325	(50,685,325)	—		—
SG Americas Securities LLC	55,455,240	(55,455,240)	—		—
State Street Bank & Trust Co.	16,883,391	(16,883,391)	—		—
Toronto-Dominion Bank	217,005,790	(217,005,790)	—		—
UBS AG	116,684,920	(116,684,920)	—		—
UBS Securities LLC	9,674,775	(9,674,775)	—		—
Virtu Americas LLC	2,019,379	(2,019,379)	—		—

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Notes to Financial Statements (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Wells Fargo Bank N.A.	$49,030,123	$(49,030,123)	$—		$—
Wells Fargo Securities LLC	2,004,881	(2,004,881)	—		—

	$1,971,438,935	$(1,971,438,935)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BlackRock Advisors, LLC (“BAL”) is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amounts waived were $129,677.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the Manager waived $69,750 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities

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Notes to Financial Statements (continued)

lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Master Portfolio paid BTC $2,816,186 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Large Cap Index Master Portfolio	$234,889,211	$516,647,720	$(70,981,426)

7. PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were $4,444,171,468 and $3,495,532,267, respectively.

8. INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

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Notes to Financial Statements (continued)

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Large Cap Index Master Portfolio	$19,826,446,578	$13,283,366,079	$(1,355,770,955)	$11,927,595,124

9. BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Master Portfolio did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses an indexing approach to try to achieve the Master Portfolio’s investment objective. The Master Portfolio is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Large Cap Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell 1000 Large-Cap Index Fund and Large Cap Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	45

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

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Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Additional Information (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	51

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCI-12/23-AR

DECEMBER 31, 2023

2023 Annual Report

BlackRock Funds III

•	iShares S&P 500 Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	iShares S&P 500 Index Fund

Investment Objective

iShares S&P 500 Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index (“S&P 500® Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, the Fund’s Institutional Shares returned 26.16%, Service Shares returned 26.00%, Investor A Shares returned 25.84%, Class G Shares returned 26.26%, Class K Shares returned 26.24%, and Investor P Shares returned 25.84%. The benchmark S&P 500® Index returned 26.29% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

The U.S. equity market rallied over the first quarter of 2023 on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product (“GDP”), inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”). The Fed reiterated their commitment to raise interest rates to bring the inflation rate down in February 2023, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector which led to a major sell off in the financial sectors. The overall market calmed after the central banks set out reassuring plans.

During the first quarter 2023, the Fed raised the interest rate by 25 basis points in February and March 2023, bringing it to the range of 4.75% and 5.00%. This represented the 9th consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair, Jerome Powell was clear that additional “policy firming” may be required.

In the second quarter of 2023, the U.S. equity market continued to rally, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the United States debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the technology sector on the back of enthusiasm over artificial intelligence and chipmakers.

The Fed raised the interest rate by 25 basis points over the quarter, bringing rates to the range of 5.00% and 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.

The U.S. equity market initially rallied over the third quarter, supported by a falling inflation rate and resilient economic data. The Fed raised its policy rate by 25 basis points, bringing the fed funds rate to 5.25%-5.50%. However, uncertainty around whether the Fed had reached the endpoint for the rate-hiking cycle had dampened the market sentiment.

A slight inflation hike in August 2023 weighed down on market performance over the second part of the quarter. However, the Fed kept rates unchanged during their September 2023 meeting, signaling a hawkish pause that raised concerns about high rates persisting for a longer period and a possibility of another rate hike later that year - driven by increasing oil prices pushing the inflation rate higher.

During the fourth quarter, the U.S. equity market posted overall robust gains on the back of cooling inflation data. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Increasing conflict in the Middle East further exacerbated the initial market dampening. Later in the quarter, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally.

Falling consumer price index data raised hopes that inflation was on course to fall back to the Fed’s 2% target. The Fed held interest rates steady for the quarter at a targeted range of 5.25% to 5.50%. Given that the Fed signaled they may have finished their series of rate hikes, market expectations of rate cuts in 2024 increased.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2023 (continued)	iShares S&P 500 Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)

The Fund is a “feeder” fund that invests all of its assets in the Master Portfolio. Under normal circumstances, at least 90% of the value of the Master Portfolio assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the S&P 500® Index.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	26.16%	N/A	15.58%	N/A	11.92%	N/A
Service	26.00	N/A	15.44	N/A	11.79	N/A
Investor A	25.84	N/A	15.29	N/A	11.64	N/A
Investor P	25.84	19.23%	15.29	14.05%	11.64	11.04%
Class G	26.26	N/A	15.68	N/A	12.01	N/A
Class K	26.24	N/A	15.66	N/A	12.00	N/A

S&P 500® Index	26.29	N/A	15.69	N/A	12.03	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

		Actual			Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,079.70	$0.52		$1,000.00	$1,024.70	$0.51		0.10%
Service	1,000.00	1,079.10	1.15		1,000.00	1,024.10	1.12		0.22
Investor A	1,000.00	1,078.30	1.83		1,000.00	1,023.44	1.78		0.35
Investor P	1,000.00	1,078.40	1.83		1,000.00	1,023.44	1.78		0.35
Class G	1,000.00	1,080.20	0.06		1,000.00	1,025.14	0.06		0.01
Class K	1,000.00	1,080.10	0.16		1,000.00	1,025.06	0.15		0.03

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares S&P 500 Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Class G Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to investors on eligible platforms. Class G Shares performance shown prior to the Class G Shares inception date of July 1, 2019 is that of Class K Shares (which have no distribution or service fees).

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Derivative Financial Instruments	iShares S&P 500 Index Fund

The S&P 500 Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities

December 31, 2023

iShares S&P 500 Index Fund

ASSETS
Investments, at value — Master Portfolio	$35,467,384,267
Receivables:
Capital shares sold	69,593,403
Withdrawals from the Master Portfolio	90,070,442

Total assets	35,627,048,112

LIABILITIES
Payables:
Administration fees	1,024,145
Capital shares redeemed	159,663,845
Professional fees	44
Service and distribution fees	970,840

Total liabilities	161,658,874

Commitments and contingent liabilities

NET ASSETS	$35,465,389,238

NET ASSETS CONSIST OF
Paid-in capital	$15,687,188,455
Accumulated earnings	19,778,200,783

NET ASSETS	$35,465,389,238

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Statement of Assets and Liabilities (continued)

December 31, 2023

iShares S&P 500 Index Fund

NET ASSET VALUE

Institutional
Net assets	$5,496,006,544

Shares outstanding	9,836,523

Net asset value	$558.73

Shares authorized	Unlimited

Par value	No par value

Service
Net assets	$696,819,704

Shares outstanding	1,247,344

Net asset value	$558.64

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$2,651,885,405

Shares outstanding	4,746,501

Net asset value	$558.70

Shares authorized	Unlimited

Par value	No par value

Investor P
Net assets	$1,557,633,065

Shares outstanding	2,790,648

Net asset value	$558.16

Shares authorized	Unlimited

Par value	No par value

Class G
Net assets	$11,417,571,840

Shares outstanding	20,430,789

Net asset value	$558.84

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$13,645,472,680

Shares outstanding	24,416,784

Net asset value	$558.86

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2023

iShares S&P 500 Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$521,340,550
Dividends — affiliated	12,444,588
Interest — unaffiliated	296,999
Securities lending income — affiliated — net	522,172
Foreign taxes withheld	(2,635,655)
Expenses	(3,526,982)
Fees waived	383,119

Total investment income	528,824,791

FUND EXPENSES
Administration — class specific	11,070,511
Service — class specific	10,442,899
Professional	13,385
Miscellaneous	5,635

Total expenses	21,532,430
Less:
Fees waived and/or reimbursed by the Administrator	(13,385)

Total expenses after fees waived and/or reimbursed	21,519,045

Net investment income	507,305,746

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	16,635,016
Investments — affiliated	31,033,727
Futures contracts	19,302,897

66,971,640

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,928,839,979
Investments — affiliated	41,668,542
Futures contracts	1,503,653

6,972,012,174

Net realized and unrealized gain	7,038,983,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,546,289,560

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares S&P 500 Index Fund
	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$507,305,746	$458,056,938
Net realized gain (loss)	66,971,640	(71,465,235)
Net change in unrealized appreciation (depreciation)	6,972,012,174	(6,524,446,007)

Net increase (decrease) in net assets resulting from operations	7,546,289,560	(6,137,854,304)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(81,103,629)	(86,713,610)
Service	(8,793,405)	(8,133,664)
Investor A	(32,527,394)	(37,399,661)
Investor P	(19,007,908)	(21,734,441)
Class G	(178,709,404)	(189,518,086)
Class K	(202,434,176)	(210,213,665)
Return of capital
Institutional	—	(33,335)
Service	—	(3,288)
Investor A	—	(16,629)
Investor P	—	(9,712)
Class G	—	(67,621)
Class K	—	(76,949)

Decrease in net assets resulting from distributions to shareholders	(522,575,916)	(553,920,661)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(619,028,294)	1,884,391,895

NET ASSETS
Total increase (decrease) in net assets	6,404,685,350	(4,807,383,070)
Beginning of year	29,060,703,888	33,868,086,958

End of year	$35,465,389,238	$29,060,703,888

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund
	Institutional
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$449.87	$560.36		$444.18	$382.63	$297.40

Net investment income(a)	7.75	7.27		6.59	6.59	6.46
Net realized and unrealized gain (loss)	109.17	(109.03)		119.44	62.05	86.13

Net increase (decrease) from investment operations	116.92	(101.76)		126.03	68.64	92.59

Distributions(b)
From net investment income	(7.70)	(7.25)		(6.65)	(6.60)	(7.36)
From net realized gain	(0.36)	(1.48)		(3.20)	(0.49)	—
Return of capital	—	(0.00	)(c)	—	—	—

Total distributions	(8.06)	(8.73)		(9.85)	(7.09)	(7.36)

Net asset value, end of year	$558.73	$449.87		$560.36	$444.18	$382.63

Total Return(d)
Based on net asset value	26.16%	(18.18)%		28.56%	18.34%	31.35%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.10%	0.10%		0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.10%	0.10%		0.10%	0.10%	0.10%

Net investment income	1.54%	1.51%		1.30%	1.73%	1.87%

Supplemental Data
Net assets, end of year (000)	$5,496,007	$4,569,115		$5,536,376	$4,143,093	$3,950,956

Portfolio turnover rate of the Master Portfolio	10%	13%		6%	5%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Service
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$449.82	$560.30		$444.13	$382.60	$297.38

Net investment income(a)	7.16	6.68		5.98	6.10	6.06
Net realized and unrealized gain (loss)	109.13	(108.99)		119.41	62.12	86.10

Net increase (decrease) from investment operations	116.29	(102.31)		125.39	68.22	92.16

Distributions(b)
From net investment income	(7.11)	(6.69)		(6.02)	(6.20)	(6.94)
From net realized gain	(0.36)	(1.48)		(3.20)	(0.49)	—
Return of capital	—	(0.00	)(c)	—	—	—

Total distributions	(7.47)	(8.17)		(9.22)	(6.69)	(6.94)

Net asset value, end of year	$558.64	$449.82		$560.30	$444.13	$382.60

Total Return(d)
Based on net asset value	26.00%	(18.28)%		28.40%	18.21%	31.20%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.22%	0.22%		0.22%	0.22%	0.22%

Total expenses after fees waived and/or reimbursed	0.22%	0.22%		0.22%	0.22%	0.22%

Net investment income	1.42%	1.39%		1.19%	1.58%	1.75%

Supplemental Data
Net assets, end of year (000)	$696,820	$494,070		$523,050	$584,228	$334,402

Portfolio turnover rate of the Master Portfolio	10%	13%		6%	5%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)
	Investor A
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$449.87	$560.31		$444.11	$382.52	$297.33

Net investment income(a)	6.48	6.03		5.32	5.66	5.61
Net realized and unrealized gain (loss)	109.15	(108.95)		119.41	62.03	86.07

Net increase (decrease) from investment operations	115.63	(102.92)		124.73	67.69	91.68

Distributions(b)
From net investment income	(6.44)	(6.04)		(5.33)	(5.61)	(6.49)
From net realized gain	(0.36)	(1.48)		(3.20)	(0.49)	—
Return of capital	—	(0.00	)(c)	—	—	—

Total distributions	(6.80)	(7.52)		(8.53)	(6.10)	(6.49)

Net asset value, end of year	$558.70	$449.87		$560.31	$444.11	$382.52

Total Return(d)
Based on net asset value	25.84%	(18.39)%		28.23%	18.04%	31.02%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.35%	0.35%		0.35%	0.35%	0.35%

Total expenses after fees waived and/or reimbursed	0.35%	0.35%		0.35%	0.35%	0.35%

Net investment income	1.29%	1.25%		1.06%	1.49%	1.62%

Supplemental Data
Net assets, end of year (000)	$2,651,885	$2,216,470		$2,806,390	$2,579,349	$2,667,724

Portfolio turnover rate of the Master Portfolio	10%	13%		6%	5%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)
	Investor P
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$449.44	$559.78		$443.73	$382.22	$297.10

Net investment income(a)	6.48	6.02		5.32	5.64	5.61
Net realized and unrealized gain (loss)	109.04	(108.84)		119.30	62.00	86.00

Net increase (decrease) from investment operations	115.52	(102.82)		124.62	67.64	91.61

Distributions(b)
From net investment income	(6.44)	(6.04)		(5.37)	(5.64)	(6.49)
From net realized gain	(0.36)	(1.48)		(3.20)	(0.49)	—
Return of capital	—	(0.00	)(c)	—	—	—

Total distributions	(6.80)	(7.52)		(8.57)	(6.13)	(6.49)

Net asset value, end of year	$558.16	$449.44		$559.78	$443.73	$382.22

Total Return(d)
Based on net asset value	25.84%	(18.40)%		28.23%	18.05%	31.02%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.35%	0.35%		0.35%	0.35%	0.35%

Total expenses after fees waived and/or reimbursed	0.35%	0.35%		0.35%	0.35%	0.35%

Net investment income	1.29%	1.25%		1.05%	1.48%	1.62%

Supplemental Data
Net assets, end of year (000)	$1,557,633	$1,288,233		$1,667,178	$1,387,865	$1,278,339

Portfolio turnover rate of the Master Portfolio	10%	13%		6%	5%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)
	Class G
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Period from 07/01/19 to 12/31/19	(a)

Net asset value, beginning of period	$449.94	$560.47		$444.26	$382.71	$351.81

Net investment income(b)	8.18	7.68		7.04	6.93	3.41
Net realized and unrealized gain (loss)	109.22	(109.05)		119.45	62.05	31.80

Net increase (decrease) from investment operations	117.40	(101.37)		126.49	68.98	35.21

Distributions(c)
From net investment income	(8.14)	(7.68)		(7.08)	(6.94)	(4.31)
From net realized gain	(0.36)	(1.48)		(3.20)	(0.49)	—
Return of capital	—	(0.00	)(d)	—	—	—

Total distributions	(8.50)	(9.16)		(10.28)	(7.43)	(4.31)

Net asset value, end of period	$558.84	$449.94		$560.47	$444.26	$382.71

Total Return(e)
Based on net asset value	26.26%	(18.12)%		28.67%	18.45%	10.07	%(f)

Ratios to Average Net Assets(g)(h)(i)
Total expenses	0.01%	0.01%		0.01%	0.01%	0.01	%(j)

Total expenses after fees waived and/or reimbursed	0.01%	0.01%		0.01%	0.01%	0.01	%(j)

Net investment income	1.63%	1.60%		1.39%	1.82%	1.89	%(j)

Supplemental Data
Net assets, end of period (000)	$11,417,572	$9,828,084		$10,447,837	$7,378,823	$5,796,331

Portfolio turnover rate of the Master Portfolio	10%	13%		6%	5%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)
	Class K
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$449.96	$560.49		$444.27	$382.72	$297.46

Net investment income(a)	8.10	7.58		6.94	6.86	6.74
Net realized and unrealized gain (loss)	109.21	(109.04)		119.47	62.05	86.12

Net increase (decrease) from investment operations	117.31	(101.46)		126.41	68.91	92.86

Distributions(b)
From net investment income	(8.05)	(7.59)		(6.99)	(6.87)	(7.60)
From net realized gain	(0.36)	(1.48)		(3.20)	(0.49)	—
Return of capital	—	(0.00	)(c)	—	—	—

Total distributions	(8.41)	(9.07)		(10.19)	(7.36)	(7.60)

Net asset value, end of year	$558.86	$449.96		$560.49	$444.27	$382.72

Total Return(d)
Based on net asset value	26.24%	(18.13)%		28.65%	18.42%	31.44%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.03%	0.03%		0.03%	0.03%	0.03%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%		0.03%	0.03%	0.03%

Net investment income	1.61%	1.57%		1.37%	1.80%	1.96%

Supplemental Data
Net assets, end of year (000)	$13,645,473	$10,664,731		$12,887,257	$10,359,743	$8,471,585

Portfolio turnover rate of the Master Portfolio	10%	13%		6%	5%	3%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1. ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2023, the percentage of the Master Portfolio owned by the Fund was 98.4%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Class G Shares are available only to investors on eligible platforms. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Investor A, Class K and Class G Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4. ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses,

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Service	Investor A	Investor P	Class G	Class K
Administration fees - class specific	0.09%	0.06%	0.09%	0.09%	0.0025%	0.02%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $13,385.

For the year ended December 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor P	Class G	Class K	Total
Administration fees — class specific	$4,586,769	$350,619	$2,174,050	$1,269,837	$270,482	$2,418,754	$11,070,511
Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees
Service	0.15%
Investor A	0.25
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2023, the following table shows the class specific service fees borne directly by each share class of the Fund:

	Service	Investor A	Investor P	Total
Service fees — class specific	$876,546	$6,039,029	$3,527,324	$10,442,899

Other Fees: For the year ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares for a total of $108,463.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5. INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22
iShares S&P 500 Index Fund
Ordinary income	$522,575,916	$469,442,204
Long-term capital gains	—	84,270,923
Return of capital	—	207,534

	$522,575,916	$553,920,661

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Net Unrealized Gains (Losses)(a)	Total
iShares S&P 500 Index Fund	$30,955,116	$19,747,245,667	$19,778,200,783

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
iShares S&P 500 Index Fund
Institutional
Shares sold	3,399,130	$1,699,577,096	5,030,295	$2,411,810,038
Shares issued in reinvestment of distributions	154,060	79,521,942	183,886	84,850,741
Shares redeemed	(3,873,243)	(1,949,364,941)	(4,937,688)	(2,388,994,841)

	(320,053)	$(170,265,903)	276,493	$107,665,938

Service
Shares sold	326,267	$167,131,786	299,417	$141,705,059
Shares issued in reinvestment of distributions	16,859	8,709,185	17,463	8,048,734
Shares redeemed	(194,147)	(97,450,890)	(152,040)	(74,337,609)

	148,979	$78,390,081	164,840	$75,416,184

Investor A
Shares sold	705,193	$354,830,519	933,711	$457,370,109
Shares issued in reinvestment of distributions	59,614	30,742,750	77,173	35,562,953
Shares redeemed	(945,215)	(473,042,179)	(1,092,616)	(531,150,712)

	(180,408)	$(87,468,910)	(81,732)	$(38,217,650)

Investor P
Shares sold	216,089	$108,763,033	193,518	$93,304,688
Shares issued in reinvestment of distributions	36,879	19,003,904	47,216	21,739,725
Shares redeemed	(328,625)	(164,168,797)	(352,703)	(169,633,158)

	(75,657)	$(36,401,860)	(111,969)	$(54,588,745)

Class G
Shares sold	3,605,859	$1,825,135,077	5,600,019	$2,668,403,212
Shares issued in reinvestment of distributions	347,179	178,708,554	411,749	189,584,400
Shares redeemed	(5,365,109)	(2,770,276,430)	(2,809,997)	(1,353,475,358)

	(1,412,071)	$(766,432,799)	3,201,771	$1,504,512,254

Class K
Shares sold	6,354,383	$3,197,086,418	6,222,113	$2,999,755,330
Shares issued in reinvestment of distributions	362,398	186,995,679	422,561	194,822,600
Shares redeemed	(6,001,559)	(3,020,931,000)	(5,936,060)	(2,904,974,016)

	715,222	$363,151,097	708,614	$289,603,914

	(1,123,988)	$(619,028,294)	4,158,017	$1,884,391,895

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of December 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Investor P
iShares S&P 500 Index Fund	589

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds III and Shareholders of iShares S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares S&P 500 Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the accounting agent of the S&P 500 Index Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Dividend Income
iShares S&P 500 Index Fund	$501,264,035

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Business Income
iShares S&P 500 Index Fund	$18,320,385

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest
iShares S&P 500 Index Fund	$792,974

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
iShares S&P 500 Index Fund	92.56%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends
iShares S&P 500 Index Fund	$4,959,864

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends
iShares S&P 500 Index Fund	$4,959,864

I M P O R T A N T T A X I N F O R M A T I O N	23

Master Portfolio Information as of December 31, 2023	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	6.9%
Microsoft Corp.	6.9
Amazon.com, Inc.	3.4
NVIDIA Corp.	3.0
Alphabet, Inc., Class A	2.1
Meta Platforms, Inc., Class A	1.9
Alphabet, Inc., Class C	1.7
Tesla, Inc.	1.7
Berkshire Hathaway, Inc., Class B	1.6
JPMorgan Chase & Co.	1.2

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets
Information Technology	28.5%
Financials	12.8
Health Care	12.4
Consumer Discretionary	10.7
Industrials	8.7
Communication Services	8.5
Consumer Staples	6.1
Energy	3.8
Real Estate	2.5
Materials	2.4
Utilities	2.3
Investment Companies	0.6
Short-Term Securities	0.8
Liabilities in Excess of Other Assets	(0.1)

(a)

For S&P 500 Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Axon Enterprise, Inc.(a)	62,495	$16,144,333
Boeing Co.(a)	503,306	131,191,742
General Dynamics Corp.	201,164	52,236,256
Howmet Aerospace, Inc.(b)	347,601	18,812,166
Huntington Ingalls Industries, Inc.	35,040	9,097,786
L3Harris Technologies, Inc.	168,092	35,403,537
Lockheed Martin Corp.	196,002	88,835,947
Northrop Grumman Corp.	126,243	59,099,398
RTX Corp.	1,276,366	107,393,435
Textron, Inc.	176,036	14,156,815
TransDigm Group, Inc.	48,983	49,551,203

		581,922,618

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	103,358	8,929,098
Expeditors International of Washington, Inc.	131,443	16,719,550
FedEx Corp.	205,392	51,958,014
United Parcel Service, Inc., Class B	642,014	100,943,861

		178,550,523

Automobile Components — 0.1%
Aptiv PLC(a)	251,920	22,602,263
BorgWarner, Inc.	208,912	7,489,495

		30,091,758

Automobiles — 1.9%
Ford Motor Co.	3,498,879	42,651,335
General Motors Co.(b)	1,212,535	43,554,257
Tesla, Inc.(a)	2,451,127	609,056,037

		695,261,629

Banks — 3.2%
Bank of America Corp.	6,111,486	205,773,734
Citigroup, Inc.	1,709,344	87,928,655
Citizens Financial Group, Inc.	419,751	13,910,548
Comerica, Inc.	117,856	6,577,543
Fifth Third Bancorp	605,140	20,871,279
Huntington Bancshares, Inc.	1,286,805	16,368,160
JPMorgan Chase & Co.	2,566,230	436,515,723
KeyCorp.	831,798	11,977,891
M&T Bank Corp.	147,664	20,241,781
PNC Financial Services Group, Inc.	353,795	54,785,156
Regions Financial Corp.	833,982	16,162,571
Truist Financial Corp.	1,183,321	43,688,211
U.S. Bancorp	1,382,092	59,816,942
Wells Fargo & Co.	3,223,658	158,668,447
Zions Bancorp NA	128,196	5,623,958

		1,158,910,599

Beverages — 1.5%
Brown-Forman Corp., Class B	162,610	9,285,031
Coca-Cola Co.	3,454,643	203,582,112
Constellation Brands, Inc., Class A	143,387	34,663,807
Keurig Dr. Pepper, Inc.	894,106	29,791,612
Molson Coors Beverage Co., Class B	164,962	10,097,324
Monster Beverage Corp.(a)	660,571	38,055,496
PepsiCo, Inc.	1,221,918	207,530,553

		533,005,935

Biotechnology — 2.0%
AbbVie, Inc.	1,566,739	242,797,543
Amgen, Inc.	474,803	136,752,760

Security	Shares	Value

Biotechnology (continued)
Biogen, Inc.(a)	127,502	$32,993,693
Gilead Sciences, Inc.	1,106,021	89,598,761
Incyte Corp.(a)	163,912	10,292,035
Moderna, Inc.(a)(b)	295,905	29,427,752
Regeneron Pharmaceuticals, Inc.(a)	94,748	83,216,221
Vertex Pharmaceuticals, Inc.(a)	229,097	93,217,278

		718,296,043

Broadline Retail — 3.5%
Amazon.com, Inc.(a)	8,072,325	1,226,509,061
eBay, Inc.	460,695	20,095,516
Etsy, Inc.(a)	109,329	8,861,115

		1,255,465,692

Building Products — 0.5%
A O Smith Corp.	112,403	9,266,503
Allegion PLC	78,014	9,883,594
Builders FirstSource, Inc.(a)	109,537	18,286,107
Carrier Global Corp.	744,760	42,786,462
Johnson Controls International PLC	604,964	34,870,125
Masco Corp.	199,903	13,389,503
Trane Technologies PLC	201,336	49,105,850

		177,588,144

Capital Markets — 3.0%
Ameriprise Financial, Inc.	89,828	34,119,369
Bank of New York Mellon Corp.	682,675	35,533,234
BlackRock, Inc.(c)	124,576	101,130,797
Blackstone, Inc., Class A	630,008	82,480,647
Cboe Global Markets, Inc.	93,778	16,745,000
Charles Schwab Corp.	1,319,918	90,810,358
CME Group, Inc., Class A	319,328	67,250,477
FactSet Research Systems, Inc.	33,902	16,172,949
Franklin Resources, Inc.	250,718	7,468,889
Goldman Sachs Group, Inc.	289,476	111,671,157
Intercontinental Exchange, Inc.	508,035	65,246,935
Invesco Ltd.	395,466	7,055,113
MarketAxess Holdings, Inc.	32,636	9,557,453
Moody’s Corp.	140,080	54,709,645
Morgan Stanley	1,121,833	104,610,927
MSCI, Inc., Class A	70,309	39,770,286
Nasdaq, Inc.	301,293	17,517,175
Northern Trust Corp.	183,975	15,523,810
Raymond James Financial, Inc.	167,047	18,625,740
S&P Global, Inc.	288,840	127,239,797
State Street Corp.	273,917	21,217,611
T Rowe Price Group, Inc.	199,343	21,467,248

		1,065,924,617

Chemicals — 1.6%
Air Products and Chemicals, Inc.	197,190	53,990,622
Albemarle Corp.	105,109	15,186,148
Celanese Corp., Class A	88,774	13,792,816
CF Industries Holdings, Inc.	171,482	13,632,819
Corteva, Inc.	624,444	29,923,357
Dow, Inc.	625,168	34,284,213
DuPont de Nemours, Inc.	381,731	29,366,566
Eastman Chemical Co.	104,899	9,422,028
Ecolab, Inc.	225,470	44,721,975
FMC Corp.	108,860	6,863,623
International Flavors & Fragrances, Inc.	226,856	18,368,530
Linde PLC	430,417	176,776,566
LyondellBasell Industries NV, Class A	227,611	21,641,254

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	294,232	$10,512,909
PPG Industries, Inc.	209,312	31,302,610
Sherwin-Williams Co.	209,997	65,498,064

		575,284,100

Commercial Services & Supplies — 0.6%
Cintas Corp.	76,830	46,302,368
Copart, Inc.(a)	771,913	37,823,737
Republic Services, Inc.	182,738	30,135,324
Rollins, Inc.	249,230	10,883,874
Veralto Corp.	194,675	16,013,965
Waste Management, Inc.	327,190	58,599,729

		199,758,997

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	222,638	52,433,475
Cisco Systems, Inc.	3,595,500	181,644,660
F5, Inc.(a)	52,708	9,433,678
Juniper Networks, Inc.	285,609	8,419,753
Motorola Solutions, Inc.	148,287	46,427,177

		298,358,743

Construction & Engineering — 0.1%
Quanta Services, Inc.	129,091	27,857,838

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	54,916	27,398,141
Vulcan Materials Co.	118,085	26,806,476

		54,204,617

Consumer Finance — 0.5%
American Express Co.	511,034	95,737,110
Capital One Financial Corp.	338,745	44,416,245
Discover Financial Services	222,486	25,007,426
Synchrony Financial	371,660	14,193,695

		179,354,476

Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	393,359	259,648,409
Dollar General Corp.	194,697	26,469,057
Dollar Tree, Inc.(a)	186,074	26,431,812
Kroger Co.	586,865	26,825,599
Sysco Corp.	448,741	32,816,429
Target Corp.	409,905	58,378,670
Walgreens Boots Alliance, Inc.	636,795	16,626,717
Walmart, Inc.	1,266,852	199,719,218

		646,915,911

Containers & Packaging — 0.2%
Amcor PLC	1,307,745	12,606,662
Avery Dennison Corp.	71,618	14,478,295
Ball Corp.	280,009	16,106,118
International Paper Co.	307,507	11,116,378
Packaging Corp. of America	79,912	13,018,464
Westrock Co.	227,768	9,456,927

		76,782,844

Distributors — 0.1%
Genuine Parts Co.	124,814	17,286,739
LKQ Corp.	238,064	11,377,079
Pool Corp.	34,707	13,838,028

		42,501,846

Security	Shares	Value

Diversified Telecommunication Services — 0.7%
AT&T, Inc.	6,345,790	$106,482,356
Verizon Communications, Inc.	3,731,704	140,685,241

		247,167,597

Electric Utilities — 1.5%
Alliant Energy Corp.	224,604	11,522,185
American Electric Power Co., Inc.	457,682	37,172,932
Constellation Energy Corp.	285,624	33,386,589
Duke Energy Corp.	684,117	66,386,714
Edison International	340,675	24,354,856
Entergy Corp.	186,928	18,915,244
Evergy, Inc.	204,148	10,656,526
Eversource Energy	310,250	19,148,630
Exelon Corp.	884,475	31,752,652
FirstEnergy Corp.	458,618	16,812,936
NextEra Energy, Inc.	1,796,344	109,109,935
NRG Energy, Inc.	203,628	10,527,568
PG&E Corp.	1,857,648	33,493,393
Pinnacle West Capital Corp.	100,706	7,234,719
PPL Corp.	655,088	17,752,885
Southern Co.	968,021	67,877,633
Xcel Energy, Inc.	490,175	30,346,734

		546,452,131

Electrical Equipment — 0.6%
AMETEK, Inc.	205,105	33,819,764
Eaton Corp. PLC	354,171	85,291,460
Emerson Electric Co.	507,583	49,403,053
Generac Holdings, Inc.(a)	56,265	7,271,689
Hubbell, Inc.	47,293	15,556,087
Rockwell Automation, Inc.	102,257	31,748,753

		223,090,806

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	529,575	52,496,770
CDW Corp.	119,139	27,082,677
Corning, Inc.	683,388	20,809,165
Jabil, Inc.	113,572	14,469,073
Keysight Technologies, Inc.(a)	158,740	25,253,947
TE Connectivity Ltd.	276,445	38,840,522
Teledyne Technologies, Inc.(a)	41,838	18,671,881
Trimble, Inc.(a)	220,696	11,741,027
Zebra Technologies Corp., Class A(a)	45,627	12,471,228

		221,836,290

Energy Equipment & Services — 0.4%
Baker Hughes Co., Class A	897,461	30,675,217
Halliburton Co.	798,937	28,881,573
Schlumberger NV	1,261,512	65,649,084

		125,205,874

Entertainment — 1.2%
Electronic Arts, Inc.	219,103	29,975,482
Live Nation Entertainment, Inc.(a)(b)	126,007	11,794,255
Netflix, Inc.(a)	388,511	189,158,236
Take-Two Interactive Software, Inc.(a)	140,335	22,586,918
Walt Disney Co.	1,624,198	146,648,837
Warner Bros Discovery, Inc., Class A(a)(b)	1,972,734	22,449,713

		422,613,441

Financial Services — 4.1%
Berkshire Hathaway, Inc., Class B(a)	1,615,045	576,021,950
Fidelity National Information Services, Inc.	520,598	31,272,322
Fiserv, Inc.(a)	532,761	70,771,971

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
FleetCor Technologies, Inc.(a)	64,093	$18,113,323
Global Payments, Inc.	231,070	29,345,890
Jack Henry & Associates, Inc.	64,027	10,462,652
Mastercard, Inc., Class A	735,061	313,510,867
PayPal Holdings, Inc.(a)	957,021	58,770,659
Visa, Inc., Class A	1,414,929	368,376,765

		1,476,646,399

Food Products — 0.9%
Archer-Daniels-Midland Co.	476,624	34,421,785
Bunge Global SA	128,966	13,019,118
Campbell Soup Co.	174,853	7,558,895
Conagra Brands, Inc.	424,704	12,172,017
General Mills, Inc.	520,021	33,874,168
Hershey Co.	133,183	24,830,638
Hormel Foods Corp.	255,218	8,195,050
J M Smucker Co.	94,176	11,901,963
Kellanova	229,914	12,854,492
Kraft Heinz Co.	709,622	26,241,822
Lamb Weston Holdings, Inc.	129,112	13,955,716
McCormick & Co., Inc.	223,165	15,268,949
Mondelez International, Inc., Class A	1,207,571	87,464,368
Tyson Foods, Inc., Class A	253,782	13,640,782

		315,399,763

Gas Utilities — 0.0%
Atmos Energy Corp.	131,515	15,242,588

Ground Transportation — 1.1%
CSX Corp.	1,754,131	60,815,722
JB Hunt Transport Services, Inc.	72,560	14,493,134
Norfolk Southern Corp.	201,767	47,693,683
Old Dominion Freight Line, Inc.	79,699	32,304,396
Uber Technologies, Inc.(a)	1,826,676	112,468,441
Union Pacific Corp.	540,982	132,875,999

		400,651,375

Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	1,540,386	169,550,287
Align Technology, Inc.(a)	63,258	17,332,692
Baxter International, Inc.	450,067	17,399,590
Becton Dickinson & Co.	257,514	62,789,639
Boston Scientific Corp.(a)	1,299,713	75,136,409
Cooper Cos., Inc.(b)	44,000	16,651,360
DENTSPLY SIRONA, Inc.	182,492	6,494,890
Dexcom, Inc.(a)(b)	344,389	42,735,231
Edwards Lifesciences Corp.(a)(b)	535,886	40,861,308
GE HealthCare, Inc.(a)(b)	347,213	26,846,509
Hologic, Inc.(a)	217,692	15,554,093
IDEXX Laboratories, Inc.(a)(b)	73,830	40,979,341
Insulet Corp.(a)(b)	62,053	13,464,260
Intuitive Surgical, Inc.(a)	311,879	105,215,499
Medtronic PLC	1,181,597	97,339,961
ResMed, Inc.	130,585	22,463,232
STERIS PLC	87,676	19,275,569
Stryker Corp.	300,027	89,846,085
Teleflex, Inc.(b)	41,424	10,328,660
Zimmer Biomet Holdings, Inc	185,964	22,631,819

		912,896,434

Health Care Providers & Services — 2.8%
Cardinal Health, Inc.	218,780	22,053,024
Cencora, Inc.	146,956	30,181,823
Centene Corp.(a)	474,188	35,189,492

Security	Shares	Value

Health Care Providers & Services (continued)
Cigna Group	259,747	$77,781,239
CVS Health Corp.	1,140,093	90,021,743
DaVita, Inc.(a)	45,877	4,806,075
Elevance Health, Inc.	209,172	98,637,148
HCA Healthcare, Inc.	175,818	47,590,416
Henry Schein, Inc.(a)(b)	115,839	8,770,171
Humana, Inc.	109,986	50,352,691
Laboratory Corp. of America Holdings	75,362	17,129,029
McKesson Corp.	118,114	54,684,420
Molina Healthcare, Inc.(a)	51,814	18,720,916
Quest Diagnostics, Inc.	99,749	13,753,392
UnitedHealth Group, Inc.	821,018	432,241,346
Universal Health Services, Inc., Class B	55,227	8,418,804

		1,010,331,729

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	486,194	9,626,641
Ventas, Inc.	357,613	17,823,432
Welltower, Inc.	490,027	44,185,735

		71,635,808

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	632,439	12,313,587

Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A(a)(b)	378,622	51,545,599
Booking Holdings, Inc.(a)	30,970	109,857,403
Caesars Entertainment, Inc.(a)	187,957	8,811,424
Carnival Corp.(a)	895,273	16,598,361
Chipotle Mexican Grill, Inc.(a)	24,488	56,003,077
Darden Restaurants, Inc.	107,426	17,650,092
Domino’s Pizza, Inc.	31,190	12,857,454
Expedia Group, Inc.(a)	118,347	17,963,891
Hilton Worldwide Holdings, Inc.(b)	227,631	41,449,329
Las Vegas Sands Corp.	292,143	14,376,357
Marriott International, Inc., Class A	218,986	49,383,533
McDonald’s Corp.	643,856	190,909,743
MGM Resorts International	249,482	11,146,856
Norwegian Cruise Line Holdings Ltd.(a)(b)	369,502	7,404,820
Royal Caribbean Cruises Ltd.(a)	209,200	27,089,308
Starbucks Corp.	1,016,711	97,614,423
Wynn Resorts Ltd.	86,072	7,842,020
Yum! Brands, Inc.	248,981	32,531,857

		771,035,547

Household Durables — 0.4%
D.R. Horton, Inc.	267,509	40,656,018
Garmin Ltd.	136,122	17,497,122
Lennar Corp., Class A	221,964	33,081,515
Mohawk Industries, Inc.(a)	47,669	4,933,741
NVR, Inc.(a)	2,822	19,755,270
PulteGroup, Inc.	191,375	19,753,727
Whirlpool Corp.	48,323	5,884,292

		141,561,685

Household Products — 1.2%
Church & Dwight Co., Inc.	218,674	20,677,813
Clorox Co.	110,050	15,692,030
Colgate-Palmolive Co.	733,811	58,492,075
Kimberly-Clark Corp.	300,602	36,526,149
Procter & Gamble Co.	2,092,456	306,628,502

		438,016,569

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	595,133	$11,456,310

Industrial Conglomerates — 0.8%
3M Co.	490,129	53,580,902
General Electric Co.	966,096	123,302,833
Honeywell International, Inc.	585,190	122,720,195

		299,603,930

Industrial REITs — 0.3%
Prologis, Inc.	820,063	109,314,398

Insurance — 2.0%
Aflac, Inc.	472,045	38,943,713
Allstate Corp.	232,474	32,541,711
American International Group, Inc.	622,266	42,158,522
Aon PLC, Class A	177,724	51,721,238
Arch Capital Group Ltd.(a)(b)	332,587	24,701,236
Arthur J Gallagher & Co.	191,296	43,018,644
Assurant, Inc.	45,723	7,703,868
Brown & Brown, Inc.	209,211	14,876,994
Chubb Ltd.	364,588	82,396,888
Cincinnati Financial Corp.	139,406	14,422,945
Everest Group Ltd.	38,527	13,622,377
Globe Life, Inc.	77,281	9,406,643
Hartford Financial Services Group, Inc.	266,981	21,459,933
Loews Corp.	164,345	11,436,769
Marsh & McLennan Cos., Inc.	438,457	83,074,448
MetLife, Inc.	551,911	36,497,874
Principal Financial Group, Inc.	197,638	15,548,181
Progressive Corp.	519,570	82,757,110
Prudential Financial, Inc.	319,190	33,103,195
Travelers Cos., Inc.	203,451	38,755,381
W.R. Berkley Corp.	180,810	12,786,883
Willis Towers Watson PLC	91,637	22,102,844

		733,037,397

Interactive Media & Services(a) — 5.7%
Alphabet, Inc., Class A	5,253,167	733,814,898
Alphabet, Inc., Class C	4,421,208	623,080,843
Match Group, Inc.	247,150	9,020,975
Meta Platforms, Inc., Class A	1,970,254	697,391,106

		2,063,307,822

IT Services — 1.2%
Accenture PLC, Class A	557,106	195,494,066
Akamai Technologies, Inc.(a)	135,090	15,987,902
Cognizant Technology Solutions Corp., Class A	449,145	33,923,922
EPAM Systems, Inc.(a)	51,513	15,316,875
Gartner, Inc.(a)	69,192	31,213,203
International Business Machines Corp.	808,652	132,255,035
VeriSign, Inc.(a)	79,744	16,424,074

		440,615,077

Leisure Products — 0.0%
Hasbro, Inc.	115,908	5,918,262

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	259,718	36,108,594
Bio-Rad Laboratories, Inc., Class A(a)	18,560	5,992,838
Bio-Techne Corp.	138,783	10,708,496
Charles River Laboratories International, Inc.(a)(b)	44,912	10,617,197
Danaher Corp.	583,302	134,941,085
Illumina, Inc.(a)	141,756	19,738,105
IQVIA Holdings, Inc.(a)(b)	162,824	37,674,217
Mettler-Toledo International, Inc.(a)	19,453	23,595,711

Security	Shares	Value

Life Sciences Tools & Services (continued)
Revvity, Inc.	110,325	$12,059,626
Thermo Fisher Scientific, Inc.	342,587	181,841,754
Waters Corp.(a)	52,528	17,293,793
West Pharmaceutical Services, Inc.	65,644	23,114,565

		513,685,981

Machinery — 1.8%
Caterpillar, Inc.	452,827	133,887,359
Cummins, Inc.	125,990	30,183,424
Deere & Co.	237,751	95,069,492
Dover Corp.	124,313	19,120,583
Fortive Corp.	313,634	23,092,871
IDEX Corp.	67,191	14,587,838
Illinois Tool Works, Inc.	244,258	63,980,941
Ingersoll Rand, Inc.	359,199	27,780,451
Nordson Corp.	48,026	12,686,548
Otis Worldwide Corp.	365,941	32,740,741
PACCAR, Inc.	464,583	45,366,530
Parker-Hannifin Corp.	113,882	52,465,437
Pentair PLC	145,367	10,569,635
Snap-on, Inc.	47,030	13,584,145
Stanley Black & Decker, Inc.	134,025	13,147,853
Westinghouse Air Brake Technologies Corp.	159,202	20,202,734
Xylem, Inc./New York	213,875	24,458,745

		632,925,327

Media — 0.7%
Charter Communications, Inc., Class A(a)(b)	89,286	34,703,682
Comcast Corp., Class A	3,564,515	156,303,983
Fox Corp., Class A	225,462	6,689,458
Fox Corp., Class B	113,463	3,137,252
Interpublic Group of Cos., Inc.	342,111	11,166,503
News Corp., Class A	337,277	8,280,150
News Corp., Class B	99,061	2,547,849
Omnicom Group, Inc.	175,591	15,190,377
Paramount Global, Class B	428,569	6,338,536

		244,357,790

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,273,524	54,213,917
Newmont Corp.	1,015,489	42,031,090
Nucor Corp.	218,221	37,979,183
Steel Dynamics, Inc.	138,383	16,343,032

		150,567,222

Multi-Utilities — 0.7%
Ameren Corp.	231,618	16,755,246
CenterPoint Energy, Inc.	560,965	16,026,770
CMS Energy Corp.	259,272	15,055,925
Consolidated Edison, Inc.	306,551	27,886,945
Dominion Energy, Inc.	743,356	34,937,732
DTE Energy Co.	183,012	20,178,903
NiSource, Inc.	362,317	9,619,516
Public Service Enterprise Group, Inc.	443,585	27,125,223
Sempra	559,226	41,790,959
WEC Energy Group, Inc.	280,526	23,611,873

		232,989,092

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	138,401	17,545,095
Boston Properties, Inc.	129,325	9,074,735

		26,619,830

Oil, Gas & Consumable Fuels — 3.5%
APA Corp.	273,082	9,798,182

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

.Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	1,558,380	$232,447,961
ConocoPhillips	1,054,014	122,339,405
Coterra Energy, Inc.	673,491	17,187,490
Devon Energy Corp.	569,422	25,794,817
Diamondback Energy, Inc.	158,903	24,642,677
EOG Resources, Inc.	516,842	62,512,040
EQT Corp.	321,423	12,426,213
Exxon Mobil Corp.	3,555,675	355,496,386
Hess Corp.	245,738	35,425,590
Kinder Morgan, Inc.	1,722,845	30,390,986
Marathon Oil Corp.	538,304	13,005,425
Marathon Petroleum Corp.	337,041	50,003,403
Occidental Petroleum Corp.	589,900	35,222,929
ONEOK, Inc.	517,730	36,355,001
Phillips 66	390,531	51,995,297
Pioneer Natural Resources Co.	206,947	46,538,241
Targa Resources Corp.	198,824	17,271,841
Valero Energy Corp.	302,207	39,286,910
Williams Cos., Inc.	1,081,063	37,653,424

		1,255,794,218

Passenger Airlines — 0.2%
American Airlines Group, Inc.(a)	580,675	7,978,474
Delta Air Lines, Inc.	572,882	23,047,043
Southwest Airlines Co.	529,370	15,288,206
United Airlines Holdings, Inc.(a)	291,492	12,026,960

		58,340,683

Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A	206,747	30,236,749
Kenvue, Inc.	1,532,972	33,004,887

		63,241,636

Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	1,806,171	92,674,634
Catalent, Inc.(a)	159,343	7,159,281
Eli Lilly & Co.	707,817	412,600,686
Johnson & Johnson	2,137,467	335,026,577
Merck & Co., Inc.	2,252,423	245,559,155
Pfizer, Inc.	5,011,620	144,284,540
Viatris, Inc.	1,057,404	11,451,685
Zoetis, Inc., Class A	408,599	80,645,185

		1,329,401,743

Professional Services — 0.7%
Automatic Data Processing, Inc.	365,699	85,196,896
Broadridge Financial Solutions, Inc.	104,976	21,598,812
Ceridian HCM Holding, Inc.(a)	136,503	9,162,081
Equifax, Inc.	109,097	26,978,597
Jacobs Solutions, Inc.	111,910	14,525,918
Leidos Holdings, Inc.	122,071	13,212,965
Paychex, Inc.	285,345	33,987,443
Paycom Software, Inc.	43,068	8,903,017
Robert Half, Inc.	94,394	8,299,121
Verisk Analytics, Inc.	128,947	30,800,280

		252,665,130

Real Estate Management & Development(a)(b) — 0.2%
CBRE Group, Inc., Class A	270,552	25,185,686
CoStar Group, Inc.	363,087	31,730,173

		56,915,859

Residential REITs — 0.3%
AvalonBay Communities, Inc.	126,320	23,649,630
Camden Property Trust	94,755	9,408,224

Security	Shares	Value

Residential REITs (continued)
Equity Residential	306,547	$18,748,415
Essex Property Trust, Inc.	57,043	14,143,241
Invitation Homes, Inc.	511,243	17,438,499
Mid-America Apartment Communities, Inc.	102,852	13,829,480
UDR, Inc.	269,399	10,315,288

		107,532,777

Retail REITs — 0.3%
Federal Realty Investment Trust	63,401	6,533,473
Kimco Realty Corp.	545,873	11,632,554
Realty Income Corp.	629,154	36,126,023
Regency Centers Corp.	146,221	9,796,807
Simon Property Group, Inc.	290,591	41,449,900

		105,538,757

Semiconductors & Semiconductor Equipment — 8.0%
Advanced Micro Devices, Inc.(a)	1,434,146	211,407,462
Analog Devices, Inc.	445,082	88,375,482
Applied Materials, Inc.	745,399	120,806,816
Broadcom, Inc.	389,321	434,579,566
Enphase Energy, Inc.(a)	121,185	16,013,386
First Solar, Inc.(a)(b)	94,828	16,336,968
Intel Corp.	3,717,466	186,802,666
KLA Corp.	121,359	70,545,987
Lam Research Corp.	116,986	91,630,454
Microchip Technology, Inc.	484,011	43,648,112
Micron Technology, Inc.	972,242	82,971,132
Monolithic Power Systems, Inc.	42,410	26,751,380
NVIDIA Corp.	2,192,489	1,085,764,403
NXP Semiconductors NV	229,016	52,600,395
ON Semiconductor Corp.(a)(b)	380,020	31,743,071
Qorvo, Inc.(a)	87,017	9,798,984
QUALCOMM, Inc.	990,614	143,272,503
Skyworks Solutions, Inc.	141,660	15,925,417
Teradyne, Inc.(b)	136,880	14,854,218
Texas Instruments, Inc.	805,953	137,382,748

		2,881,211,150

Software — 10.6%
Adobe, Inc.(a)	404,590	241,378,394
ANSYS, Inc.(a)	77,188	28,009,981
Autodesk, Inc.(a)	189,963	46,252,191
Cadence Design Systems, Inc.(a)	241,254	65,710,352
Fair Isaac Corp.(a)	22,092	25,715,309
Fortinet, Inc.(a)	574,002	33,596,337
Gen Digital, Inc.	500,105	11,412,396
Intuit, Inc.	248,594	155,378,708
Microsoft Corp.	6,595,009	2,479,987,184
Oracle Corp.	1,397,397	147,327,566
Palo Alto Networks, Inc.(a)	271,491	80,057,266
PTC, Inc.(a)	105,482	18,455,131
Roper Technologies, Inc.	94,722	51,639,593
Salesforce, Inc.(a)	864,568	227,502,424
ServiceNow, Inc.(a)	181,080	127,931,209
Synopsys, Inc.(a)(b)	135,064	69,545,804
Tyler Technologies, Inc.(a)	37,092	15,508,907

		3,825,408,752

Specialized REITs — 1.1%
American Tower Corp.	413,782	89,327,258
Crown Castle, Inc.	385,376	44,391,461
Digital Realty Trust, Inc.	268,765	36,170,394
Equinix, Inc.	83,053	66,890,056
Extra Space Storage, Inc.	187,845	30,117,189

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs (continued)
Iron Mountain, Inc.	259,383	$18,151,622
Public Storage	139,435	42,527,675
SBA Communications Corp.	96,325	24,436,689
VICI Properties, Inc.	900,684	28,713,806
Weyerhaeuser Co.	649,675	22,589,200

		403,315,350

Specialty Retail — 2.0%
AutoZone, Inc.(a)(b)	15,653	40,472,553
Bath & Body Works, Inc.	198,415	8,563,591
Best Buy Co., Inc.	172,602	13,511,285
CarMax, Inc.(a)(b)	140,609	10,790,335
Home Depot, Inc.	887,718	307,638,673
Lowe’s Cos., Inc.	512,281	114,008,137
O’Reilly Automotive, Inc.(a)(b)	52,516	49,894,401
Ross Stores, Inc.	302,590	41,875,430
TJX Cos., Inc.	1,020,118	95,697,270
Tractor Supply Co.	96,801	20,815,119
Ulta Beauty, Inc.(a)	43,548	21,338,084

		724,604,878

Technology Hardware, Storage & Peripherals — 7.2%
Apple, Inc.	12,977,209	2,498,502,049
Hewlett Packard Enterprise Co.	1,149,509	19,518,663
HP, Inc.	770,722	23,191,025
NetApp, Inc.	187,362	16,517,834
Seagate Technology Holdings PLC	170,763	14,578,037
Western Digital Corp.(a)	284,344	14,891,095

		2,587,198,703

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc.(a)	102,805	52,563,169
NIKE, Inc., Class B	1,087,433	118,062,601
Ralph Lauren Corp., Class A	34,392	4,959,326
Tapestry, Inc.	200,026	7,362,957
VF Corp.	285,714	5,371,423

		188,319,476

Tobacco — 0.5%
Altria Group, Inc.	1,575,228	63,544,697
Philip Morris International, Inc.	1,377,935	129,636,125

		193,180,822

Trading Companies & Distributors — 0.3%
Fastenal Co.	507,575	32,875,633

Security	Shares	Value

Trading Companies & Distributors (continued)
United Rentals, Inc.	60,686	$34,798,566
WW Grainger, Inc.	39,520	32,749,829

		100,424,028

Water Utilities — 0.1%
American Water Works Co., Inc.	173,010	22,835,590

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	451,684	72,418,496

Total Common Stocks — 98.7% (Cost: $14,450,053,546)		35,540,881,039

Investment Companies

Equity Funds — 0.6%
iShares Core S&P 500 ETF(c)	480,032	229,277,684

Total Investment Companies — 0.6% (Cost: $193,523,401)		229,277,684

Total Long-Term Investments — 99.3% (Cost: $14,643,576,947)		35,770,158,723

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)(e)	213,402,184	213,530,225
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)(d)	84,851,864	84,851,864

Total Short-Term Securities — 0.8% (Cost: $298,271,635)		298,382,089

Total Investments — 100.1% (Cost: $14,941,848,582)		36,068,540,812

Liabilities in Excess of Other Assets — (0.1)%		(42,160,164)

Net Assets — 100.0%		$36,026,380,648

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	S&P 500 Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$304,198,748	$—	$(90,712,273	)(a)	$66,303	$(22,553)	$213,530,225	213,402,184	$530,599	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	113,361,188	—	(28,509,324	)(a)	—	—	84,851,864	84,851,864	5,310,052		—
BlackRock, Inc.	97,239,626	1,761,199	(10,597,099)		545,813	12,181,258	101,130,797	124,576	2,689,555		—
iShares Core S&P 500 ETF	195,527,543	1,919,111,389	(1,946,438,546)		30,910,729	30,166,569	229,277,684	480,032	4,641,118		—

					$31,522,845	$42,325,274	$628,790,570		$13,171,324		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	1,396	03/15/24	$336,436	$1,067,064

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,067,064	$—	$—	$—	$1,067,064

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$19,611,777	$—	$—	$—	$19,611,777

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,530,752	$—	$—	$—	$1,530,752

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$173,897,184

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	S&P 500 Index Master Portfolio

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$35,540,881,039	$—	$—	$35,540,881,039
Investment Companies	229,277,684	—	—	229,277,684
Short-Term Securities
Money Market Funds	298,382,089	—	—	298,382,089

	$36,068,540,812	$—	$—	$36,068,540,812

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,067,064	$—	$—	$1,067,064

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2023

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$35,439,750,242
Investments, at value — affiliated(c)	628,790,570
Cash	140,360
Cash pledged for futures contracts	4,374,000
Receivables:
Investments sold	248,857,478
Securities lending income — affiliated	41,555
Dividends — unaffiliated	32,761,336
Dividends — affiliated	366,438
Variation margin on futures contracts	1,226
Prepaid expenses	24,677

Total assets	36,355,107,882

LIABILITIES
Collateral on securities loaned	213,354,032
Payables:
Investments purchased	24,848,169
Withdrawals to investors	90,070,442
Investment advisory fees	292,193
Trustees’ fees	66,998
Professional fees	95,400

Total liabilities	328,727,234

Commitments and contingent liabilities

NET ASSETS	$36,026,380,648

NET ASSETS CONSIST OF
Investors’ capital	$14,898,621,354
Net unrealized appreciation (depreciation)	21,127,759,294

NET ASSETS	$36,026,380,648

(a) Investments, at cost — unaffiliated	$14,406,464,693
(b) Securities loaned, at value	$207,091,995
(c) Investments, at cost — affiliated	$535,383,889

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2023

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$529,735,702
Dividends — affiliated	12,640,725
Interest — unaffiliated	301,777
Securities lending income — affiliated — net	530,599
Foreign taxes withheld	(2,678,121)

Total investment income	540,530,682

EXPENSES
Investment advisory	3,294,787
Trustees	258,986
Professional	30,000

Total expenses	3,583,773
Less:
Fees waived and/or reimbursed by the Manager	(389,289)

Total expenses after fees waived and/or reimbursed	3,194,484

Net investment income	537,336,198

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	25,896,977
Investments — affiliated	31,522,845
Futures contracts	19,611,777

77,031,599

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,031,638,258
Investments — affiliated	42,325,274
Futures contracts	1,530,752

7,075,494,284

Net realized and unrealized gain	7,152,525,883

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,689,862,081

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$537,336,198	$487,090,874
Net realized gain (loss)	77,031,599	(65,760,923)
Net change in unrealized appreciation (depreciation)	7,075,494,284	(6,648,362,451)

Net increase (decrease) in net assets resulting from operations	7,689,862,081	(6,227,032,500)

CAPITAL TRANSACTIONS
Proceeds from contributions	7,389,545,731	8,816,188,759
Value of withdrawals	(8,597,872,533)	(7,533,596,462)

Net increase (decrease) in net assets derived from capital transactions	(1,208,326,802)	1,282,592,297

NET ASSETS
Total increase (decrease) in net assets	6,481,535,279	(4,944,440,203)
Beginning of year	29,544,845,369	34,489,285,572

End of year	$36,026,380,648	$29,544,845,369

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	S&P 500 Index Master Portfolio
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return	26.24%	(18.13)%	28.65%	18.42%	31.44%

Ratios to Average Net Assets(a)
Total expenses	0.01%	0.01%	0.01%	0.01%	0.03%

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.01%	0.01%	0.02%

Net investment income	1.63%	1.60%	1.39%	1.82%	1.95%

Supplemental Data
Net assets, end of year (000)	$36,026,381	$29,544,845	$34,489,286	$26,992,973	$23,207,958

Portfolio turnover rate	10%	13%	6%	5%	3%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

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Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Barclays Bank PLC	$8,572,379	$(8,572,379)	$—		$—
Barclays Capital, Inc.	3,576,591	(3,576,591)	—		—
BNP Paribas SA	18,075,603	(18,075,603)	—		—
BofA Securities, Inc.	2,597,783	(2,597,783)	—		—
Citadel Clearing LLC	1,714,616	(1,714,616)	—		—
Citigroup Global Markets, Inc.	1,233,967	(1,233,967)	—		—
Goldman Sachs & Co. LLC	7,687,216	(7,687,216)	—		—
HSBC Bank PLC	16,336,576	(16,336,576)	—		—
J.P. Morgan Securities LLC	16,638,203	(16,638,203)	—		—
Jefferies LLC	971,168	(971,168)	—		—
Natixis SA	343,125	(343,125)	—		—
RBC Capital Markets LLC	58,428,446	(58,428,446)	—		—
Scotia Capital (USA), Inc.	8,172,718	(8,172,718)	—		—
Scotia Capital, Inc.	43,554,257	(43,554,257)	—		—
SG Americas Securities LLC	4,970,600	(4,970,600)	—		—
Toronto-Dominion Bank	12,646,219	(12,646,219)	—		—
Virtu Americas LLC	1,028,356	(1,028,356)	—		—
Wells Fargo Bank N.A.	370,446	(370,446)	—		—
Wells Fargo Securities LLC	173,726	(173,726)	—		—

	$207,091,995	$(207,091,995)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2024. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $288,986.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amounts waived were $74,744.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the Manager waived $25,559 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Master Portfolio paid BTC $206,514 for securities lending agent services.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
S&P 500 Index Master Portfolio	$317,564,780	$427,044,084	$(65,670,115)

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were $3,285,766,364 and $4,093,163,573, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500 Index Master Portfolio	$14,829,138,667	$22,015,832,274	$(776,430,129)	$21,239,402,145

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Master Portfolio did not borrow under the credit agreement.

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Notes to Financial Statements (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses an indexing approach to try to achieve the Master Portfolio’s investment objective. The Master Portfolio is not actively managed, and the Manager generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

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Notes to Financial Statements (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	45

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

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Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	51

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-12/23-AR

DECEMBER 31, 2023

2023 Annual Report

BlackRock Funds III

•	iShares U.S. Aggregate Bond Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	iShares U.S. Aggregate Bond Index Fund

Investment Objective

iShares U.S. Aggregate Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, the Fund’s Institutional Shares returned 5.66%, Investor A Shares returned 5.39%, Class K Shares returned 5.59% and Investor P Shares returned 5.28%. For the same period, the benchmark index returned 5.53%.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses. The Fund invests all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Porfolio”), a series of Master Investment Portfolio.

Describe the market environment.

The broad U.S. investment grade taxable bond market returned 5.66% during the calendar year 2023 as gauged by the Bloomberg U.S. Aggregate Index. The reporting period saw continued elevated macroeconomic uncertainty, exasperated by a banking crisis in the first quarter of 2023 and U.S. Treasury debt ceiling concerns in the second quarter. The collapse of select regional banks as a result of the rapid rate hikes by the Fed over the course of 2022 and the uncertainty around whether Congress would approve raising the debt ceiling led to increased financial market volatility. Against the background of signs of cracks in the financial system and moderating economic data, the Fed paused its hiking cycle at its June 2023 meeting while it continued to assess the implications of incoming data. Following that announcement, the central bank’s “dot plot” displaying Open Market Committee member projections for fed funds became more hawkish, indicating a likely target range at year end of between 5.50% and 5.75%, suggesting two additional rates hikes.

The eventual resolution of the debt ceiling crisis, a continued recovery in regional banks, a consensus that the Fed was nearing the end of its hiking cycle, and strong demand for yield all contributed to a favorable environment for credit-oriented fixed-income sectors as the first half of 2023 drew to a close. However, the market remained highly sensitive to incoming data as strong employment data and resilient growth was balanced by softening in leading indicators of economic activity such as the Institute for Supply Management Manufacturing Index, painting an uncertain outlook.

July 2023 saw the Fed resume hiking rates, resulting in the fed funds target range being set to 5.25-5.50%, the highest level in over 22 years. In September 2023, the Fed left rates unchanged while messaging that overall resilience in the U.S economy may require rates to remain higher for longer and that the potential remained for another increase. The fourth quarter of 2023 commenced with heightened global tensions in the Middle East, leading to a brief flight to quality in markets. The decline in Treasury yields was further supported by Fed commentary highlighting the tightening of financial conditions due to the rise in longer term yields since its September 2023 meeting, signaling a cautious “wait-and-see” approach. November 2023 saw the Fed leave rates unchanged while Chair Powell’s press conference adopted a slightly dovish tone, noting progress in taming inflation and suggesting an increased likelihood that the Fed’s hiking cycle had concluded. The Fed’s December 2023 meeting continued the dovish tone even as nonfarm payrolls increased, providing evidence of a resilient labor market and raising hopes for a soft landing for the economy. As 2023 drew to a close the market was pricing in several Fed rate cuts in 2024 and Treasury yields drifted lower. Despite substantial volatility along the way, the 10-year U.S. Treasury yield finished the year unchanged at 3.88%.

Describe recent portfolio activity.

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity structure.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	iShares U.S. Aggregate Bond Index Fund

GROWTH OF$10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment grade mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.02%	4.01%	5.66%	N/A	1.03%	N/A	1.69%	N/A
Investor A	3.76	3.76	5.39	N/A	0.80	N/A	1.44	N/A
Investor P	3.59	3.59	5.28	1.07%	0.77	(0.05)%	1.43	1.02%
Class K	4.07	4.06	5.59	N/A	1.08	N/A	1.74	N/A

Bloomberg U.S. Aggregate Bond Index	—	—	5.53	N/A	1.10	N/A	1.81	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A— Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,032.80	$0.50		$1,000.00	$1,024.72	$0.49		0.10%
Investor A	1,000.00	1,031.50	1.78		1,000.00	1,023.46	1.77		0.35
Investor P	1,000.00	1,030.30	1.77		1,000.00	1,023.46	1.77		0.35
Class K	1,000.00	1,031.90	0.24		1,000.00	1,024.97	0.24		0.05

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares U.S. Aggregate Bond Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fess) and was restated to reflect Investor P Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2023

iShares U.S. Aggregate Bond Index Fund

ASSETS
Investments, at value — Master Portfolio	$2,622,631,782
Receivables:
Capital shares sold	20,430,807

Total assets	2,643,062,589

LIABILITIES
Payables:
Administration fees	37,883
Capital shares redeemed	16,482,444
Contributions to the Master Portfolio	3,948,363
Income dividend distributions	1,446,493
Professional fees	22
Service fees	28,289

Total liabilities	21,943,494

Commitments and contingent liabilities

NET ASSETS	$2,621,119,095

NET ASSETS CONSIST OF
Paid-in capital	$2,902,954,971
Accumulated loss	(281,835,876)

NET ASSETS	$2,621,119,095

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities  (continued)

December 31, 2023

iShares U.S. Aggregate Bond Index Fund

NET ASSET VALUE

Institutional

Net assets	$226,387,119

Shares outstanding	24,889,916

Net asset value	$9.10

Shares authorized	Unlimited

Par value	No par value

Investor A

Net assets	$131,279,975

Shares outstanding	14,433,547

Net asset value	$9.10

Shares authorized	Unlimited

Par value	No par value

Investor P

Net assets	$7,985,792

Shares outstanding	878,198

Net asset value	$9.09

Shares authorized	Unlimited

Par value	No par value

Class K

Net assets	$2,255,466,209

Shares outstanding	247,801,483

Net asset value	$9.10

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2023

iShares U.S.
Aggregate Bond
Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$5,156,394
Interest — unaffiliated	71,648,374
Securities lending income — affiliated — net	1,435,820
Expenses	(986,477)
Fees waived	96,830

Total investment income	77,350,941

FUND EXPENSES
Administration — class specific	409,390
Service — class specific	288,356
Professional	12,166
Miscellaneous	1,605

Total expenses	711,517
Less:
Fees waived and/or reimbursed by the Administrator	(12,166)

Total expenses after fees waived and/or reimbursed	699,351

Net investment income	76,651,590

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(11,047,854)
Investments — affiliated	62,327
Capital gain distributions from investment companies — affiliated	90

(10,985,437)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	66,552,809
Investments — affiliated	123,300

66,676,109

Net realized and unrealized gain	55,690,672

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,342,262

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares U.S. Aggregate Bond Index Fund

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$76,651,590	$49,564,932
Net realized loss	(10,985,437)	(25,330,838)
Net change in unrealized appreciation (depreciation)	66,676,109	(347,803,893)

Net increase (decrease) in net assets resulting from operations	132,342,262	(323,569,799)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income
Institutional	(7,025,382)	(6,926,921)
Investor A	(3,122,884)	(2,488,815)
Investor P	(218,829)	(164,425)
Class K	(65,475,102)	(45,478,768)
Return of capital
Institutional	(108,686)	—
Investor A	(52,081)	—
Investor P	(3,661)	—
Class K	(991,781)	—

Decrease in net assets resulting from distributions to shareholders	(76,998,406)	(55,058,929)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	338,518,402	19,825,572

NET ASSETS
Total increase (decrease) in net assets	393,862,258	(358,803,156)
Beginning of year	2,227,256,837	2,586,059,993

End of year	$2,621,119,095	$2,227,256,837

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Institutional

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	12/31/23		12/31/22	12/31/21		12/31/20	12/31/19

Net asset value, beginning of year	$8.89		$10.48	$10.89		$10.39	$9.85

Net investment income(a)	0.28		0.20	0.19		0.24	0.29
Net realized and unrealized gain (loss)	0.21		(1.56)	(0.39)		0.54	0.54

Net increase (decrease) from investment operations	0.49		(1.36)	(0.20)		0.78	0.83

Distributions(b)
From net investment income	(0.28)		(0.23)	(0.21)		(0.26)	(0.29)
From net realized gain	—		—	(0.00	)(c)	(0.02)	—
Return of capital	(0.00	)(c)	—	(0.00	)(c)	—	—

Total distributions	(0.28)		(0.23)	(0.21)		(0.28)	(0.29)

Net asset value, end of year	$9.10		$8.89	$10.48		$10.89	$10.39

Total Return(d)
Based on net asset value	5.66%		(13.09)%	(1.85)%		7.59%	8.56	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.10%		0.10%	0.09%		0.09%	0.10%

Total expenses after fees waived and/or reimbursed	0.10%		0.10%	0.09%		0.09%	0.10%

Net investment income	3.16%		2.13%	1.75%		2.18%	2.85%

Supplemental Data
Net assets, end of year (000)	$226,387		$248,151	$419,040		$371,074	$187,854

Portfolio turnover rate of the Master Portfolio(h)	78%		161%	175%		186%	158%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	12/31/23		12/31/22	12/31/21		12/31/20	12/31/19

Portfolio turnover rate (excluding MDRs)	44%		93%	89%		101%	97%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor A

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	12/31/23		12/31/22	12/31/21		12/31/20	12/31/19

Net asset value, beginning of year	$8.89		$10.48	$10.89		$10.39	$9.84

Net investment income(a)	0.26		0.18	0.16		0.21	0.26
Net realized and unrealized gain (loss)	0.21		(1.57)	(0.39)		0.54	0.56

Net increase (decrease) from investment operations	0.47		(1.39)	(0.23)		0.75	0.82

Distributions(b)
From net investment income	(0.26)		(0.20)	(0.18)		(0.23)	(0.27)
From net realized gain	—		—	(0.00	)(c)	(0.02)	—
Return of capital	(0.00	)(c)	—	(0.00	)(c)	—	—

Total distributions	(0.26)		(0.20)	(0.18)		(0.25)	(0.27)

Net asset value, end of year	$9.10		$8.89	$10.48		$10.89	$10.39

Total Return(d)
Based on net asset value	5.39%		(13.31)%	(2.09)%		7.33%	8.39	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.35%		0.35%	0.34%		0.34%	0.35%

Total expenses after fees waived and/or reimbursed	0.35%		0.35%	0.34%		0.34%	0.35%

Net investment income	2.93%		1.90%	1.46%		1.98%	2.61%

Supplemental Data
Net assets, end of year (000)	$131,280		$96,331	$144,418		$161,624	$121,421

Portfolio turnover rate of the Master Portfolio(h)	78%		161%	175%		186%	158%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	12/31/23		12/31/22	12/31/21		12/31/20	12/31/19

Portfolio turnover rate (excluding MDRs)	44%		93%	89%		101%	97%

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares U.S. Aggregate Bond Index Fund (continued)

		Investor P

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	12/31/23		12/31/22	12/31/21		12/31/20	12/31/19

Net asset value, beginning of year	$8.89		$10.48	$10.89		$10.39	$9.85

Net investment income(a)	0.26		0.18	0.16		0.21	0.27
Net realized and unrealized gain (loss)	0.20		(1.57)		(0.39)	0.55	0.54

Net increase (decrease) from investment operations	0.46		(1.39)		(0.23)	0.76	0.81

Distributions(b)
From net investment income	(0.26)		(0.20)		(0.18)	(0.24)	(0.27)
From net realized gain	—		—	(0.00	)(c)	(0.02)	—
Return of capital	(0.00	)(c)	—	(0.00	)(c)	—	—

Total distributions	(0.26)		(0.20)		(0.18)	(0.26)	(0.27)

Net asset value, end of year	$9.09		$8.89	$10.48		$10.89	$10.39

Total Return(d)
Based on net asset value	5.28%		(13.31)%		(2.09)%	7.34%	8.32	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.35%		0.35%		0.34%	0.34%	0.35%

Total expenses after fees waived and/or reimbursed	0.35%		0.35%		0.34%	0.34%	0.35%

Net investment income	2.93%		1.91%		1.50%	1.95%	2.54%

Supplemental Data
Net assets, end of year (000)	$7,986		$7,148	$8,461		$7,045	$2,714

Portfolio turnover rate of the Master Portfolio(h)	78%		161%		175%	186%	158%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	12/31/23		12/31/22	12/31/21		12/31/20	12/31/19

Portfolio turnover rate (excluding MDRs)	44%		93%		89%	101%	97%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Class K

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	12/31/23		12/31/22	12/31/21		12/31/20	12/31/19

Net asset value, beginning of year	$8.90		$10.49	$10.90		$10.40	$9.85

Net investment income(a)	0.29		0.21	0.19		0.25	0.29
Net realized and unrealized gain (loss)	0.20		(1.57)	(0.39)		0.54	0.56

Net increase (decrease) from investment operations	0.49		(1.36)	(0.20)		0.79	0.85

Distributions(b)
From net investment income	(0.29)		(0.23)	(0.21)		(0.27)	(0.30)
From net realized gain	—		—	(0.00	)(c)	(0.02)	—
Return of capital	(0.00	)(c)	—	(0.00	)(c)	—	—

Total distributions	(0.29)		(0.23)	(0.21)		(0.29)	(0.30)

Net asset value, end of year	$9.10		$8.90	$10.49		$10.90	$10.40

Total Return(d)
Based on net asset value	5.59%		(13.03)%	(1.80)%		7.64%	8.71	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.05%		0.05%	0.04%		0.04%	0.05%

Total expenses after fees waived and/or reimbursed	0.05%		0.05%	0.04%		0.04%	0.05%

Net investment income	3.22%		2.23%	1.80%		2.29%	2.89%

Supplemental Data
Net assets, end of year (000)	$2,255,466		$1,875,627	$2,014,141		$2,165,698	$1,730,754

Portfolio turnover rate of the Master Portfolio(h)	78%		161%	175%		186%	158%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	12/31/23		12/31/22	12/31/21		12/31/20	12/31/19

Portfolio turnover rate (excluding MDRs)	44%		93%	89%		101%	97%

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares U.S. Aggregate Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2023, the percentage of the Master Portfolio owned by the Fund was 100.0%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees,

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (continued)

distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor P	Class K

Administration fees - class specific	0.06%	0.06%	0.06%	0.01%

For the year ended December 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor P	Class K	Total

Administration fees — class specific	$134,971	$64,660	$4,545	$205,214	$409,390

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2023, BAL did not waive any amount.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees

Investor A	0.25%
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2023, the following table shows the class specific service fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor P	Total

iShares U.S. Aggregate Bond Index Fund	$269,419	$18,937	$288,356

Other Fees: For the year ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares for a total of $1,249.

Expense Limitations, Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BAL and BFA, as applicable, has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $12,166.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22

iShares U.S. Aggregate Bond Index Fund
Ordinary income	$75,842,196	$55,058,929
Return of capital	1,156,210	—

	$76,998,406	$55,058,929

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

iShares U.S. Aggregate Bond Index Fund	$(55,138,550)	$(226,697,326)	$(281,835,876)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities and TBA transactions.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares U.S. Aggregate Bond Index Fund
Institutional
Shares sold	19,175,477	$171,541,653	23,599,200	$220,083,866
Shares issued in reinvestment of distributions	783,615	6,984,760	739,207	6,926,315
Shares redeemed	(22,970,770)	(206,237,308)	(36,418,384)	(345,826,812)

	(3,011,678)	$(27,710,895)	(12,079,977)	$(118,816,631)

Investor A
Shares sold	6,159,976	$54,782,731	2,719,233	$25,927,139
Shares issued in reinvestment of distributions	354,487	3,155,123	265,851	2,486,947
Shares redeemed	(2,911,812)	(25,930,005)	(5,934,097)	(55,844,289)

	3,602,651	$32,007,849	(2,949,013)	$(27,430,203)

Investor P
Shares sold	215,970	$1,918,529	225,782	$2,110,100
Shares issued in reinvestment of distributions	24,311	216,440	17,192	160,295

Shares redeemed	(165,927)	(1,480,440)	(246,653)	(2,312,593)

	74,354	$654,529	(3,679)	$(42,198)

Class K
Shares sold	89,442,806	$799,679,795	81,235,119	$765,739,651
Shares issued in reinvestment of distributions	7,395,568	65,907,250	4,736,235	44,142,478
Shares redeemed	(59,773,357)	(532,020,126)	(67,276,247)	(643,767,525)

	37,065,017	$333,566,919	18,695,107	$166,114,604

	37,730,344	$338,518,402	3,662,438	$19,825,572

As of December 31, 2023, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 20,346 Investor P Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares U.S. Aggregate Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares U.S. Aggregate Bond Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the accounting agent of the U.S. Total Bond Index Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest

iShares U.S. Aggregate Bond Index Fund	$25,692,218

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends

iShares U.S. Aggregate Bond Index Fund	$75,384,913

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends

iShares U.S. Aggregate Bond Index Fund	$70,683,959

I M P O R T A N T T A X I N F O R M A T I O N	19

Master Portfolio Information as of December 31, 2023	U.S. Total Bond Index Master Portfolio

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments

U.S. Treasury Obligations	41.5%
U.S. Government Sponsored Agency Securities	28.3
Corporate Bonds	25.7
Foreign Agency Obligations	2.4
Non-Agency Mortgage-Backed Securities	1.0
Other*	1.1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(d)	73.3%
AA/Aa	3.1
A	12.0
BBB/Baa	11.6
N/R	—	(c)

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Rounds to less than 0.1% of total investments.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1.0% of the Master Portfolio’s total investments. Please refer to the Schedule of Investments for details.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust,
Series 2022-2, Class A, 3.39%, 05/15/27	$1,698	$1,663,258
BA Credit Card Trust
Series 2021-A1, Class A1, 0.44%, 09/15/26	854	841,545
Series 2023-A2, Class A2, 4.98%, 11/15/28	1,500	1,517,454
CarMax Auto Owner Trust, Series 2023-4, Class A3, 6.00%, 07/17/28	4,000	4,111,594
GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A4, 1.74%, 08/18/25	251	251,007
Series 2023-4, Class A3, 5.78%, 08/16/28	2,130	2,184,009
Toyota Auto Receivables Owner Trust
Series 2021-B, Class A3, 0.26%, 11/17/25	260	254,276
Series 2021-B, Class A4, 0.53%, 10/15/26	427	403,764
Verizon Master Trust, Series 2021-1, Class A, 0.50%, 05/20/27	488	478,335

Total Asset-Backed Securities — 0.5% (Cost: $11,711,434)		11,705,242

Corporate Bonds

Aerospace & Defense — 0.5%
Boeing Co.
4.88%, 05/01/25(a)	341	339,291
2.75%, 02/01/26	171	163,670
2.20%, 02/04/26	427	403,467
3.10%, 05/01/26	171	164,337
2.70%, 02/01/27(a)	80	75,431
2.80%, 03/01/27	171	160,878
5.04%, 05/01/27(a)	341	343,976
3.25%, 03/01/28(a)	300	281,694
3.20%, 03/01/29(a)	341	318,901
2.95%, 02/01/30	100	90,093
5.15%, 05/01/30(a)	300	305,403
6.13%, 02/15/33(a)	74	79,789
3.25%, 02/01/35(a)	275	231,926
5.71%, 05/01/40(a)	341	352,572
3.38%, 06/15/46(a)	87	63,917
3.85%, 11/01/48	171	132,790
3.90%, 05/01/49	130	102,955
3.75%, 02/01/50(a)	243	188,571
5.81%, 05/01/50	450	465,998
5.93%, 05/01/60	427	442,154
General Dynamics Corp.
3.25%, 04/01/25	87	85,222
3.50%, 05/15/25(a)	171	167,835
1.15%, 06/01/26(a)	78	72,120
2.13%, 08/15/26(a)	87	82,019
3.75%, 05/15/28(a)	87	85,409
2.25%, 06/01/31(a)	61	53,031
4.25%, 04/01/40	171	159,568
2.85%, 06/01/41	83	63,631
4.25%, 04/01/50(a)	87	80,695
Huntington Ingalls Industries, Inc., 2.04%, 08/16/28	71	62,412
L3Harris Technologies, Inc.
3.83%, 04/27/25	87	85,427
5.40%, 01/15/27(a)	100	102,075
4.40%, 06/15/28	171	169,019
4.40%, 06/15/28(a)	87	85,992

Security	Par (000)	Value

Aerospace & Defense (continued)
L3Harris Technologies, Inc. (continued)
2.90%, 12/15/29	$121	$109,341
1.80%, 01/15/31(a)	158	129,773
5.40%, 07/31/33(a)	105	109,173
Lockheed Martin Corp.
3.55%, 01/15/26(a)	194	190,486
5.10%, 11/15/27(a)	35	36,125
1.85%, 06/15/30	300	257,141
3.90%, 06/15/32(a)	58	55,933
5.25%, 01/15/33(a)	50	53,032
3.60%, 03/01/35	65	59,519
4.50%, 05/15/36	141	139,500
4.07%, 12/15/42	189	170,279
4.70%, 05/15/46	130	127,163
4.09%, 09/15/52	87	77,289
4.15%, 06/15/53	140	125,136
5.70%, 11/15/54(a)	110	123,750
5.20%, 02/15/55	100	104,934
4.30%, 06/15/62	140	125,447
5.90%, 11/15/63(a)	40	46,707
Northrop Grumman Corp.
2.93%, 01/15/25(a)	171	167,080
3.25%, 01/15/28(a)	341	325,852
4.40%, 05/01/30(a)	171	170,062
4.70%, 03/15/33(a)	100	100,849
4.75%, 06/01/43	151	144,502
4.03%, 10/15/47(a)	257	220,022
5.25%, 05/01/50	150	154,396
4.95%, 03/15/53(a)	75	74,284
Precision Castparts Corp., 4.38%, 06/15/45	87	78,417
RTX Corp.
3.95%, 08/16/25	171	168,517
5.00%, 02/27/26(a)	75	75,302
2.65%, 11/01/26(a)	300	283,887
5.75%, 11/08/26	100	102,760
3.50%, 03/15/27(a)	171	164,768
3.13%, 05/04/27	171	162,564
4.13%, 11/16/28(a)	211	206,142
5.75%, 01/15/29(a)	85	88,846
2.25%, 07/01/30(a)	246	212,528
6.00%, 03/15/31	200	213,059
1.90%, 09/01/31	171	138,991
2.38%, 03/15/32	200	166,670
5.15%, 02/27/33(a)	125	127,393
6.10%, 03/15/34	120	130,229
4.45%, 11/16/38(a)	87	80,005
4.88%, 10/15/40(a)	87	82,397
4.70%, 12/15/41	74	68,414
4.50%, 06/01/42	350	317,839
4.15%, 05/15/45(a)	87	74,328
3.75%, 11/01/46(a)	130	103,219
4.35%, 04/15/47	171	148,694
4.05%, 05/04/47	87	72,514
4.63%, 11/16/48	214	195,266
3.13%, 07/01/50(a)	227	159,861
2.82%, 09/01/51(a)	87	57,515
3.03%, 03/15/52(a)	100	69,004
5.38%, 02/27/53(a)	95	96,484

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
RTX Corp. (continued)
6.40%, 03/15/54(a)	$55	$63,672
Textron, Inc., 3.00%, 06/01/30(a)	171	153,101

		13,522,429

Air Freight & Logistics — 0.1%
FedEx Corp.
3.25%, 04/01/26(a)	95	91,796
4.25%, 05/15/30(a)	141	137,780
2.40%, 05/15/31(a)	109	93,818
3.90%, 02/01/35(a)	67	61,192
3.25%, 05/15/41(a)	147	113,643
3.88%, 08/01/42	50	41,421
4.75%, 11/15/45(a)	114	105,026
4.55%, 04/01/46	130	116,384
4.40%, 01/15/47	87	75,694
4.05%, 02/15/48	87	72,443
4.95%, 10/17/48(a)	171	162,198
5.25%, 05/15/50(a)	150	149,293
GXO Logistics, Inc.
1.65%, 07/15/26	171	154,137
2.65%, 07/15/31	87	71,336
United Parcel Service, Inc.
3.90%, 04/01/25(a)	171	169,030
2.40%, 11/15/26(a)	141	133,935
3.05%, 11/15/27(a)	87	83,298
4.88%, 03/03/33(a)	60	62,278
6.20%, 01/15/38	74	84,611
5.20%, 04/01/40	171	177,666
3.63%, 10/01/42(a)	87	73,796
3.40%, 11/15/46(a)	78	62,154
3.75%, 11/15/47	87	73,594
3.40%, 09/01/49(a)	75	60,321
5.30%, 04/01/50(a)	171	182,134
5.05%, 03/03/53(a)	60	62,153

		2,671,131

Automobile Components — 0.0%
Aptiv PLC
4.40%, 10/01/46	87	70,410
3.10%, 12/01/51	171	111,422
Aptiv PLC/Aptiv Corp.
3.25%, 03/01/32(a)	102	90,106
4.15%, 05/01/52	87	68,851
BorgWarner, Inc., 2.65%, 07/01/27(a)	156	144,636
Lear Corp.
2.60%, 01/15/32(a)	71	57,457
5.25%, 05/15/49	87	80,236
3.55%, 01/15/52(a)	74	51,613
Magna International, Inc.
2.45%, 06/15/30	60	52,544
5.50%, 03/21/33	20	21,187

		748,462

Automobiles — 0.5%
American Honda Finance Corp.
1.50%, 01/13/25(a)	87	83,936
1.00%, 09/10/25(a)	200	188,041
5.80%, 10/03/25(a)	50	50,860
1.30%, 09/09/26(a)	71	65,233
2.35%, 01/08/27	87	81,669
4.70%, 01/12/28(a)	20	20,168
2.00%, 03/24/28(a)	93	84,229
5.13%, 07/07/28(a)	300	308,516

Security	Par (000)	Value

Automobiles (continued)
American Honda Finance Corp. (continued)
5.65%, 11/15/28(a)	$50	$52,329
2.25%, 01/12/29(a)	87	78,584
4.60%, 04/17/30(a)	60	59,905
5.85%, 10/04/30(a)	50	53,295
Series A, 4.60%, 04/17/25(a)	60	59,756
AutoNation, Inc.
1.95%, 08/01/28	74	63,629
2.40%, 08/01/31(a)	78	62,522
3.85%, 03/01/32(a)	80	71,084
AutoZone, Inc.
3.25%, 04/15/25(a)	58	56,629
5.05%, 07/15/26(a)	25	25,153
4.50%, 02/01/28	145	143,997
6.25%, 11/01/28(a)	25	26,563
3.75%, 04/18/29(a)	171	163,264
4.75%, 08/01/32(a)	100	98,998
4.75%, 02/01/33(a)	150	147,641
5.20%, 08/01/33	25	25,445
6.55%, 11/01/33	25	27,775
Cummins, Inc.
0.75%, 09/01/25	87	81,564
2.60%, 09/01/50(a)	87	57,704
Ford Motor Co.
7.45%, 07/16/31(a)	100	108,905
3.25%, 02/12/32(a)	100	83,170
6.10%, 08/19/32(a)	200	201,606
4.75%, 01/15/43	200	165,096
5.29%, 12/08/46(a)	200	176,233
General Motors Co.
4.00%, 04/01/25(a)	341	335,008
4.20%, 10/01/27(a)	171	166,922
6.80%, 10/01/27(a)	104	110,247
5.40%, 10/15/29(a)	65	66,157
5.60%, 10/15/32(a)	100	102,245
5.00%, 04/01/35	130	124,041
6.60%, 04/01/36	187	200,138
5.15%, 04/01/38	87	82,358
6.25%, 10/02/43	150	153,019
5.20%, 04/01/45	171	153,893
6.75%, 04/01/46(a)	133	143,042
5.95%, 04/01/49(a)	112	109,584
General Motors Financial Co., Inc.
4.00%, 01/15/25	87	85,570
2.90%, 02/26/25(a)	114	110,605
2.75%, 06/20/25(a)	169	162,490
4.30%, 07/13/25	171	168,035
6.05%, 10/10/25(a)	380	384,326
5.25%, 03/01/26(a)	179	179,114
5.40%, 04/06/26(a)	65	65,412
1.50%, 06/10/26	171	156,685
4.35%, 01/17/27	87	85,257
2.35%, 02/26/27	171	157,409
5.00%, 04/09/27	200	199,550
2.70%, 08/20/27(a)	171	157,741
6.00%, 01/09/28(a)	50	51,696
2.40%, 04/10/28	89	79,849
5.80%, 06/23/28(a)	55	56,516
2.40%, 10/15/28(a)	168	149,141
5.80%, 01/07/29	75	76,752
5.65%, 01/17/29(a)	87	89,111
4.30%, 04/06/29(a)	300	288,982
5.85%, 04/06/30(a)	45	46,406

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
General Motors Financial Co., Inc. (continued)
3.60%, 06/21/30(a)	$90	$81,679
2.70%, 06/10/31(a)	122	102,292
3.10%, 01/12/32(a)	75	63,853
6.40%, 01/09/33(a)	75	79,808
6.10%, 01/07/34(a)	75	77,221
Genuine Parts Co.(a)
6.50%, 11/01/28	25	26,548
6.88%, 11/01/33	25	27,755
Honda Motor Co. Ltd., 2.97%, 03/10/32(a)	133	121,623
Mercedes-Benz Finance North America LLC,
8.50%, 01/18/31(a)	104	130,460
O’Reilly Automotive, Inc.
5.75%, 11/20/26	35	35,839
4.35%, 06/01/28(a)	171	169,561
3.90%, 06/01/29(a)	171	165,052
1.75%, 03/15/31(a)	78	63,203
4.70%, 06/15/32(a)	100	98,921
PACCAR Financial Corp.
3.55%, 08/11/25(a)	270	265,522
4.95%, 10/03/25(a)	80	80,451
4.45%, 03/30/26(a)	220	219,598
1.10%, 05/11/26(a)	110	101,597
5.20%, 11/09/26	25	25,533
2.00%, 02/04/27	75	69,854
4.60%, 01/10/28	100	100,858
Toyota Motor Corp.(a)
1.34%, 03/25/26	87	81,083
5.28%, 07/13/26	40	40,696
5.12%, 07/13/28	50	51,726
2.76%, 07/02/29	65	60,995
2.36%, 03/25/31	87	76,030
5.12%, 07/13/33	45	48,345
Toyota Motor Credit Corp.
4.80%, 01/10/25	40	40,009
1.45%, 01/13/25	171	165,021
3.95%, 06/30/25	85	83,985
3.65%, 08/18/25(a)	80	78,686
5.60%, 09/11/25(a)	25	25,405
5.40%, 11/10/25(a)	100	101,545
4.45%, 05/18/26	80	79,869
1.13%, 06/18/26(a)	210	193,913
5.00%, 08/14/26(a)	100	101,197
5.40%, 11/20/26	50	51,177
1.90%, 01/13/27(a)	171	159,062
3.05%, 03/22/27(a)	171	163,868
4.55%, 09/20/27	100	100,775
4.63%, 01/12/28(a)	40	40,512
1.90%, 04/06/28(a)	189	171,271
5.25%, 09/11/28(a)	25	25,886
3.65%, 01/08/29(a)	171	167,043
4.45%, 06/29/29	100	100,475
2.15%, 02/13/30	87	76,845
3.38%, 04/01/30	300	281,979
4.55%, 05/17/30(a)	80	80,520
1.90%, 09/12/31	121	100,847
4.70%, 01/12/33(a)	45	46,199

		12,372,992

Banks — 6.0%
African Development Bank, 4.38%, 03/14/28	600	607,303

Security	Par (000)	Value

Banks (continued)
Asian Development Bank(a)
3.75%, 04/25/28	$1,000	$988,779
4.50%, 08/25/28	300	306,014
4.00%, 01/12/33	400	398,151
3.88%, 06/14/33	200	196,991
Banco Bilbao Vizcaya Argentaria SA, (1-year CMT + 2.30%), 5.86%, 09/14/26(b)	200	200,972
Banco Santander SA
5.15%, 08/18/25	600	596,532
5.18%, 11/19/25(a)	200	198,347
1.85%, 03/25/26(a)	400	370,260
5.29%, 08/18/27(a)	400	401,205
5.59%, 08/08/28	200	203,926
2.75%, 12/03/30(a)	400	332,039
6.92%, 08/08/33	200	213,133
6.94%, 11/07/33	200	222,038
(1-year CMT + 0.90%), 1.72%, 09/14/27(b)	200	180,865
Bank of America Corp.
4.00%, 01/22/25(a)	130	128,248
3.88%, 08/01/25	384	378,192
4.45%, 03/03/26(a)	229	226,478
3.50%, 04/19/26	111	108,011
4.25%, 10/22/26(a)	221	216,981
3.25%, 10/21/27(a)	236	224,543
6.11%, 01/29/37(a)	350	373,166
7.75%, 05/14/38	200	243,243
5.88%, 02/07/42(a)	189	203,701
5.00%, 01/21/44	214	209,854
4.88%, 04/01/44(a)	171	166,143
(1-day SOFR + 0.96%), 1.73%, 07/22/27(a)(b)	600	549,691
(1-day SOFR + 1.01%), 1.20%, 10/24/26(a)(b)	189	175,497
(1-day SOFR + 1.05%), 2.55%, 02/04/28(b)	362	335,333
(1-day SOFR + 1.06%), 2.09%, 06/14/29(b)	341	300,530
(1-day SOFR + 1.15%), 1.32%, 06/19/26(b)	291	273,869
(1-day SOFR + 1.21%), 2.57%, 10/20/32(b)	377	312,560
(1-day SOFR + 1.22%), 2.30%, 07/21/32(a)(b)	495	404,186
(1-day SOFR + 1.29%), 5.08%, 01/20/27(b)	230	229,493
(1-day SOFR + 1.32%), 2.69%, 04/22/32(b)	536	452,615
(1-day SOFR + 1.33%), 3.38%, 04/02/26(a)(b)	206	200,347
(1-day SOFR + 1.33%), 2.97%, 02/04/33(a)(b)	457	388,825
(1-day SOFR + 1.34%), 5.93%, 09/15/27(b)	150	153,049
(1-day SOFR + 1.37%), 1.92%, 10/24/31(a)(b)	291	236,249
(1-day SOFR + 1.53%), 1.90%, 07/23/31(b)	341	278,959
(1-day SOFR + 1.56%), 2.97%, 07/21/52(a)(b)	70	49,343
(1-day SOFR + 1.57%), 5.82%, 09/15/29(a)(b)	150	154,841
(1-day SOFR + 1.58%), 4.38%, 04/27/28(b)	336	328,372
(1-day SOFR + 1.58%), 3.31%, 04/22/42(b)	211	165,221
(1-day SOFR + 1.63%), 5.20%, 04/25/29(b)	245	246,516
(1-day SOFR + 1.75%), 4.83%, 07/22/26(b)	320	317,531
(1-day SOFR + 1.83%), 4.57%, 04/27/33(a)(b)	373	355,537
(1-day SOFR + 1.84%), 5.87%, 09/15/34(b)	350	366,370
(1-day SOFR + 1.88%), 2.83%, 10/24/51(a)(b)	140	94,583
(1-day SOFR + 1.91%), 5.29%, 04/25/34(a)(b)	520	521,197
(1-day SOFR + 1.93%), 2.68%, 06/19/41(b)	511	365,303
(1-day SOFR + 1.99%), 6.20%, 11/10/28(b)	155	161,687
(1-day SOFR + 2.04%), 4.95%, 07/22/28(b)	420	419,943
(1-day SOFR + 2.15%), 2.59%, 04/29/31(b)	300	258,537
(1-day SOFR + 2.16%), 5.02%, 07/22/33(a)(b)	360	356,123
(3-mo. CME Term SOFR + 0.90%), 2.02%, 02/13/26(a)(b)	240	230,620

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bank of America Corp. (continued)
(3-mo. CME Term SOFR + 1.07%), 3.37%, 01/23/26(a)(b)	$341	$333,032
(3-mo. CME Term SOFR + 1.25%), 2.50%, 02/13/31(a)(b)	397	340,910
(3-mo. CME Term SOFR + 1.30%), 3.42%, 12/20/28(a)(b)	500	470,964
(3-mo. CME Term SOFR + 1.32%), 3.56%, 04/23/27(a)(b)	471	453,313
(3-mo. CME Term SOFR + 1.33%), 3.97%, 03/05/29(a)(b)	171	163,324
(3-mo. CME Term SOFR + 1.44%), 3.19%, 07/23/30(b)	251	227,583
(3-mo. CME Term SOFR + 1.45%), 2.88%, 10/22/30(b)	171	151,680
(3-mo. CME Term SOFR + 1.45%), 3.95%, 01/23/49(a)(b)	104	87,408
(3-mo. CME Term SOFR + 1.47%), 3.97%, 02/07/30(b)	300	283,949
(3-mo. CME Term SOFR + 1.57%), 4.27%, 07/23/29(a)(b)	249	240,407
(3-mo. CME Term SOFR + 1.58%), 4.08%, 04/23/40(b)	171	149,433
(3-mo. CME Term SOFR + 1.63%), 3.59%, 07/21/28(a)(b)	87	82,519
(3-mo. CME Term SOFR + 1.77%), 3.71%, 04/24/28(a)(b)	171	163,289
(3-mo. CME Term SOFR + 1.78%), 4.33%, 03/15/50(a)(b)	341	300,140
(3-mo. CME Term SOFR + 1.84%), 3.82%, 01/20/28(b)	341	327,627
(3-mo. CME Term SOFR + 2.08%), 4.24%, 04/24/38(a)(b)	257	231,986
(3-mo. CME Term SOFR + 2.25%), 4.44%, 01/20/48(b)	197	177,041
(3-mo. CME Term SOFR + 3.41%), 4.08%, 03/20/51(a)(b)	350	294,499
(5-year CMT + 1.20%), 2.48%, 09/21/36(b)	171	135,444
Series L, 3.95%, 04/21/25(a)	368	361,761
Series L, 4.18%, 11/25/27(a)	171	166,184
Series N, (1-day SOFR + 0.91%), 1.66%, 03/11/27(b)	291	269,207
Series N, (1-day SOFR + 1.22%), 2.65%, 03/11/32(b)	291	245,700
Series N, (1-day SOFR + 1.65%), 3.48%, 03/13/52(b)	124	95,383
Bank of America N.A.
5.65%, 08/18/25	250	253,069
5.53%, 08/18/26	250	254,615
Bank of Montreal
3.70%, 06/07/25(a)	650	636,952
5.92%, 09/25/25	50	50,782
5.30%, 06/05/26	40	40,396
5.27%, 12/11/26	40	40,550
2.65%, 03/08/27(a)	133	125,235
5.20%, 02/01/28	150	152,798
5.72%, 09/25/28	100	103,632
(5-year CMT + 1.40%), 3.09%, 01/10/37(b)	241	194,374
(5-year USD Swap + 1.43%), 3.80%, 12/15/32(b)	87	80,033
Bank of New York Mellon Corp.
1.60%, 04/24/25(a)	341	327,269
2.80%, 05/04/26(a)	70	66,994
1.05%, 10/15/26(a)	171	154,810

Security	Par (000)	Value

Banks (continued)
Bank of New York Mellon Corp. (continued)
2.05%, 01/26/27(a)	$71	$65,971
3.25%, 05/16/27(a)	130	124,596
1.65%, 07/14/28(a)	75	65,914
3.85%, 04/26/29(a)	118	114,358
3.30%, 08/23/29	171	160,025
1.80%, 07/28/31(a)	51	41,504
2.50%, 01/26/32	87	74,247
(1-day SOFR + 1.03%), 4.95%, 04/26/27(a)(b)	100	100,030
(1-day SOFR + 1.15%), 3.99%, 06/13/28(b)	100	97,550
(1-day SOFR + 1.17%), 4.54%, 02/01/29(b)	100	99,231
(1-day SOFR + 1.35%), 4.41%, 07/24/26(b)	175	173,140
(1-day SOFR + 1.42%), 4.29%, 06/13/33(a)(b)	100	95,087
(1-day SOFR + 1.51%), 4.71%, 02/01/34(b)	100	97,812
(1-day SOFR + 1.60%), 6.32%, 10/25/29(a)(b)	75	79,664
(1-day SOFR + 1.76%), 4.60%, 07/26/30(b)	115	114,202
(1-day SOFR + 1.85%), 6.47%, 10/25/34(a)(b)	75	83,076
(1-day SOFR Index + 1.80%), 5.80%, 10/25/28(b)	80	82,943
(1-day SOFR Index + 2.07%), 5.83%, 10/25/33(a)(b)	180	190,829
(3-mo. CME Term SOFR + 1.33%), 3.44%, 02/07/28(a)(b)	91	87,559
Series G, 3.00%, 02/24/25(a)	78	76,285
Series J, (1-day SOFR + 1.61%), 4.97%, 04/26/34(b)	100	99,506
Bank of Nova Scotia
1.45%, 01/10/25	87	83,669
2.20%, 02/03/25(a)	341	330,543
3.45%, 04/11/25	118	115,448
5.45%, 06/12/25(a)	60	60,261
4.50%, 12/16/25	87	85,567
4.75%, 02/02/26	60	59,861
2.70%, 08/03/26(a)	87	82,443
1.30%, 09/15/26(a)	240	218,579
5.35%, 12/07/26(a)	50	50,835
1.95%, 02/02/27	171	157,475
5.25%, 06/12/28(a)	60	60,902
4.85%, 02/01/30(a)	60	59,897
2.15%, 08/01/31(a)	171	141,787
2.45%, 02/02/32	171	143,240
5.65%, 02/01/34	50	51,836
Barclays PLC
3.65%, 03/16/25	450	439,942
4.38%, 01/12/26	200	197,270
5.25%, 08/17/45(a)	250	244,623
4.95%, 01/10/47	200	187,178
(1-day SOFR + 2.21%), 5.83%, 05/09/27(b)	200	201,788
(1-day SOFR + 2.71%), 2.85%, 05/07/26(b)	500	482,077
(1-day SOFR + 2.98%), 6.22%, 05/09/34(b)	200	207,435
(1-day SOFR + 3.57%), 7.12%, 06/27/34(a)(b)	200	213,145
(1-year CMT + 1.05%), 2.28%, 11/24/27(b)	222	203,976
(1-year CMT + 1.20%), 2.67%, 03/10/32(b)	490	404,183
(1-year CMT + 1.30%), 3.33%, 11/24/42(b)	222	164,036
(1-year CMT + 2.30%), 5.30%, 08/09/26(b)	245	243,985
(1-year CMT + 2.65%), 5.50%, 08/09/28(b)	300	301,390
(1-year CMT + 3.05%), 7.33%, 11/02/26(a)(b)	200	206,583
(1-year CMT + 3.30%), 7.39%, 11/02/28(a)(b)	200	213,733
(1-year CMT + 3.50%), 7.44%, 11/02/33(b)	200	223,945
(3-mo. LIBOR US + 1.90%), 4.97%, 05/16/29(b)	400	392,668
Canadian Imperial Bank of Commerce
5.14%, 04/28/25	60	59,999
3.95%, 08/04/25	100	98,404

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Canadian Imperial Bank of Commerce (continued)
0.95%, 10/23/25(a)	$124	$115,800
1.25%, 06/22/26	341	312,524
5.62%, 07/17/26	25	25,497
5.93%, 10/02/26(a)	50	51,439
5.00%, 04/28/28	60	60,353
5.99%, 10/03/28(a)	50	52,301
6.09%, 10/03/33(a)	50	53,347
Citibank N.A.
5.86%, 09/29/25(a)	250	254,131
5.49%, 12/04/26	250	254,499
5.80%, 09/29/28(a)	250	261,032
Citigroup, Inc.
3.88%, 03/26/25(a)	87	85,374
3.30%, 04/27/25(a)	55	53,710
4.40%, 06/10/25(a)	87	85,875
5.50%, 09/13/25(a)	171	171,779
3.70%, 01/12/26	171	166,869
4.60%, 03/09/26	130	128,327
3.40%, 05/01/26	87	83,950
3.20%, 10/21/26	427	407,158
4.30%, 11/20/26	53	51,940
4.13%, 07/25/28	130	124,834
6.63%, 06/15/32	74	80,531
6.13%, 08/25/36	184	195,801
8.13%, 07/15/39	100	128,759
5.88%, 01/30/42	127	134,715
6.68%, 09/13/43	87	97,607
5.30%, 05/06/44(a)	87	83,478
4.65%, 07/30/45(a)	130	118,069
4.75%, 05/18/46(a)	257	229,840
4.65%, 07/23/48	257	236,696
(1-day SOFR + 0.69%), 2.01%, 01/25/26(b)	245	235,424
(1-day SOFR + 0.77%), 1.12%, 01/28/27(b)	376	345,469
(1-day SOFR + 0.77%), 1.46%, 06/09/27(b)	300	274,542
(1-day SOFR + 1.15%), 2.67%, 01/29/31(a)(b)	171	148,329
(1-day SOFR + 1.17%), 2.56%, 05/01/32(b)	207	172,706
(1-day SOFR + 1.18%), 2.52%, 11/03/32(a)(b)	484	398,969
(1-day SOFR + 1.28%), 3.07%, 02/24/28(b)	171	161,129
(1-day SOFR + 1.35%), 3.06%, 01/25/33(a)(b)	257	219,268
(1-day SOFR + 1.38%), 2.90%, 11/03/42(a)(b)	87	62,568
(1-day SOFR + 1.42%), 2.98%, 11/05/30(b)	171	152,258
(1-day SOFR + 1.53%), 3.29%, 03/17/26(a)(b)	118	114,879
(1-day SOFR + 1.55%), 5.61%, 09/29/26(a)(b)	305	307,222
(1-day SOFR + 1.89%), 4.66%, 05/24/28(b)	150	148,803
(1-day SOFR + 1.94%), 3.79%, 03/17/33(b)	713	641,234
(1-day SOFR + 2.09%), 4.91%, 05/24/33(a)(b)	500	489,533
(1-day SOFR + 2.11%), 2.57%, 06/03/31(a)(b)	257	219,534
(1-day SOFR + 2.34%), 6.27%, 11/17/33(a)(b)	200	214,002
(1-day SOFR + 2.66%), 6.17%, 05/25/34(b)	50	51,739
(1-day SOFR + 2.84%), 3.11%, 04/08/26(b)	440	427,640
(1-day SOFR + 3.91%), 4.41%, 03/31/31(a)(b)	410	392,143
(3-mo. CME Term SOFR + 1.41%), 3.52%, 10/27/28(b)	341	322,506
(3-mo. CME Term SOFR + 1.43%), 3.88%, 01/24/39(b)	200	172,492
(3-mo. CME Term SOFR + 1.45%), 4.08%, 04/23/29(a)(b)	200	192,487
(3-mo. CME Term SOFR + 1.60%), 3.98%, 03/20/30(b)	177	167,960
(3-mo. CME Term SOFR + 1.65%), 3.67%, 07/24/28(b)	171	162,968

Security	Par (000)	Value

Banks (continued)
Citigroup, Inc. (continued)
(3-mo. CME Term SOFR + 1.82%), 3.89%, 01/10/28(a)(b)	$171	$165,355
(3-mo. CME Term SOFR + 2.10%), 4.28%, 04/24/48(a)(b)	171	149,471
Citizens Financial Group, Inc.(a)
2.85%, 07/27/26	257	239,512
2.50%, 02/06/30	61	51,098
(5-year CMT + 2.75%), 5.64%, 05/21/37(b)	61	56,167
Comerica, Inc., 4.00%, 02/01/29(a)	171	161,639
Cooperatieve Rabobank UA
4.38%, 08/04/25	500	490,957
5.25%, 05/24/41	176	185,702
5.75%, 12/01/43	250	257,551
Cooperatieve Rabobank UA/New York, 3.38%, 05/21/25	500	490,202
Council of Europe Development Bank, 3.75%, 05/25/26	500	494,308
Credit Suisse AG/New York
7.95%, 01/09/25	250	255,505
3.70%, 02/21/25	270	264,446
5.00%, 07/09/27	250	250,053
7.50%, 02/15/28	250	273,801
Deutsche Bank AG, 4.10%, 01/13/26	62	60,803
Deutsche Bank AG/New York
5.37%, 09/09/27	200	202,813
(1-day SOFR + 1.22%), 2.31%, 11/16/27(b)	353	322,780
(1-day SOFR + 1.32%), 2.55%, 01/07/28(b)	192	176,242
(1-day SOFR + 2.52%), 7.15%, 07/13/27(a)(b)	150	155,698
(1-day SOFR + 2.76%), 3.73%, 01/14/32(b)	200	167,632
(1-day SOFR + 3.04%), 3.55%, 09/18/31(a)(b)	496	435,220
(1-day SOFR + 3.18%), 6.72%, 01/18/29(a)(b)	150	157,081
(1-day SOFR + 3.65%), 7.08%, 02/10/34(b)	200	205,669
Discover Bank, 3.45%, 07/27/26(a)	250	236,336
European Investment Bank
3.88%, 03/15/28	1,000	995,292
3.63%, 07/15/30	1,000	977,994
3.75%, 02/14/33(a)	1,000	980,097
Fifth Third Bancorp
2.55%, 05/05/27	121	111,607
8.25%, 03/01/38(a)	75	88,710
(1-day SOFR + 0.69%), 1.71%, 11/01/27(a)(b)	171	153,845
(1-day SOFR + 1.36%), 4.06%, 04/25/28(b)	61	58,148
(1-day SOFR + 1.66%), 4.34%, 04/25/33(a)(b)	61	56,717
(1-day SOFR Index + 2.13%), 4.77%, 07/28/30(b)	100	97,663
(1-day SOFR Index + 2.19%), 6.36%, 10/27/28(b)	100	103,759
First-Citizens Bank & Trust Co., 6.13%, 03/09/28	75	76,304
Goldman Sachs Group, Inc.
3.50%, 01/23/25	300	294,167
3.50%, 04/01/25	327	319,563
3.75%, 05/22/25(a)	384	376,085
4.25%, 10/21/25	181	177,659
3.75%, 02/25/26(a)	217	212,024
3.50%, 11/16/26(a)	341	328,346
5.95%, 01/15/27(a)	87	89,471
3.85%, 01/26/27	341	331,628
2.60%, 02/07/30	341	299,651
3.80%, 03/15/30(a)	200	187,915
6.45%, 05/01/36(a)	110	118,737
6.75%, 10/01/37(a)	451	496,432

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Goldman Sachs Group, Inc. (continued)
6.25%, 02/01/41	$171	$190,717
4.80%, 07/08/44(a)	214	202,150
5.15%, 05/22/45(a)	257	248,446
4.75%, 10/21/45(a)	200	189,503
(1-day SOFR + 0.80%), 1.43%, 03/09/27(b)	427	393,731
(1-day SOFR + 0.82%), 1.54%, 09/10/27(a)(b)	341	309,293
(1-day SOFR + 0.91%), 1.95%, 10/21/27(a)(b)	283	258,894
(1-day SOFR + 1.08%), 5.80%, 08/10/26(b)	300	302,898
(1-day SOFR + 1.09%), 1.99%, 01/27/32(a)(b)	250	201,997
(1-day SOFR + 1.11%), 2.64%, 02/24/28(b)	197	182,621
(1-day SOFR + 1.25%), 2.38%, 07/21/32(a)(b)	477	391,916
(1-day SOFR + 1.26%), 2.65%, 10/21/32(b)	274	228,327
(1-day SOFR + 1.28%), 2.62%, 04/22/32(b)	250	209,852
(1-day SOFR + 1.41%), 3.10%, 02/24/33(b)	391	335,640
(1-day SOFR + 1.47%), 2.91%, 07/21/42(b)	150	109,421
(1-day SOFR + 1.51%), 4.39%, 06/15/27(a)(b)	125	123,012
(1-day SOFR + 1.51%), 3.21%, 04/22/42(b)	171	130,944
(1-day SOFR + 1.63%), 3.44%, 02/24/43(a)(b)	216	168,706
(1-day SOFR + 1.73%), 4.48%, 08/23/28(a)(b)	200	196,469
(1-day SOFR + 1.77%), 6.48%, 10/24/29(a)(b)	150	159,157
(1-day SOFR + 1.85%), 3.62%, 03/15/28(b)	100	95,914
(1-day SOFR + 1.95%), 6.56%, 10/24/34(b)	200	219,782
(3-mo. CME Term SOFR + 1.42%), 3.81%, 04/23/29(a)(b)	341	323,735
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(a)(b)	371	358,878
(3-mo. CME Term SOFR + 1.63%), 4.02%, 10/31/38(a)(b)	341	297,477
(3-mo. CME Term SOFR + 1.69%), 4.41%, 04/23/39(b)	171	154,626
(3-mo. CME Term SOFR + 1.77%), 3.69%, 06/05/28(b)	427	407,972
HSBC Bank USA NA, 7.00%, 01/15/39	250	289,101
HSBC Holdings PLC
4.25%, 08/18/25	200	195,517
4.30%, 03/08/26	350	344,123
3.90%, 05/25/26	311	302,739
4.38%, 11/23/26	390	380,980
6.50%, 05/02/36	297	309,103
6.50%, 09/15/37	260	272,065
6.80%, 06/01/38	250	266,892
6.10%, 01/14/42(a)	171	193,606
5.25%, 03/14/44(a)	232	226,380
(1-day SOFR + 1.43%), 3.00%, 03/10/26(b)	350	339,345
(1-day SOFR + 1.57%), 5.89%, 08/14/27(b)	400	405,537
(1-day SOFR + 1.97%), 6.16%, 03/09/29(b)	200	206,518
(1-day SOFR + 2.11%), 4.76%, 06/09/28(b)	200	197,071
(1-day SOFR + 2.39%), 2.85%, 06/04/31(b)	349	300,099
(1-day SOFR + 2.39%), 6.25%, 03/09/34(a)(b)	300	318,872
(1-day SOFR + 2.53%), 4.76%, 03/29/33(a)(b)	285	265,461
(1-day SOFR + 2.61%), 5.21%, 08/11/28(b)	600	599,472
(1-day SOFR + 2.65%), 6.33%, 03/09/44(b)	225	242,483
(1-day SOFR + 2.98%), 6.55%, 06/20/34(a)(b)	200	209,028
(1-day SOFR + 3.02%), 7.40%, 11/13/34(b)	200	219,394
(1-day SOFR + 4.25%), 8.11%, 11/03/33(a)(b)	300	346,678
(3-mo. CME Term SOFR + 1.61%), 4.29%, 09/12/26(b)	500	489,423
(3-mo. CME Term SOFR + 1.81%), 4.04%, 03/13/28(a)(b)	211	203,259
(3-mo. CME Term SOFR + 1.87%), 3.97%, 05/22/30(b)	211	197,072

Security	Par (000)	Value

Banks (continued)
HSBC Holdings PLC (continued)
(1-day SOFR + 3.03%), 7.34%, 11/03/26(a)(b)	$300	$311,417
(1-day SOFR + 3.35%), 7.39%, 11/03/28(b)	215	230,380
Huntington Bancshares, Inc.(a)
4.00%, 05/15/25	171	167,676
(1-day SOFR + 1.97%), 4.44%, 08/04/28(b)	260	252,013
(1-day SOFR + 2.05%), 5.02%, 05/17/33(b)	73	70,934
Huntington National Bank, (1-day SOFR Index + 1.65%), 4.55%, 05/17/28(a)(b)	280	270,460
ING Groep NV
3.95%, 03/29/27	250	241,870
(1-day SOFR + 1.01%), 1.73%, 04/01/27(b)	350	323,782
(1-day SOFR + 1.83%), 4.02%, 03/28/28(b)	211	204,637
(1-day SOFR + 2.09%), 6.11%, 09/11/34(b)	200	209,753
Inter-American Development Bank
4.00%, 01/12/28(a)	500	499,111
3.50%, 04/12/33	1,000	955,917
International Bank for Reconstruction &
Development(a)
3.50%, 07/12/28	1,000	979,132
3.88%, 02/14/30	1,000	991,789
JPMorgan Chase & Co.
3.13%, 01/23/25(a)	214	209,500
3.90%, 07/15/25(a)	384	378,036
3.30%, 04/01/26(a)	87	84,215
3.20%, 06/15/26	171	164,995
2.95%, 10/01/26	500	476,285
7.63%, 10/15/26(a)	87	93,585
4.13%, 12/15/26	87	85,277
4.25%, 10/01/27(a)	87	86,051
3.63%, 12/01/27	171	164,089
6.40%, 05/15/38	389	445,377
5.50%, 10/15/40	66	68,578
5.60%, 07/15/41(a)	96	102,039
5.40%, 01/06/42	71	73,546
5.63%, 08/16/43(a)	87	91,154
4.85%, 02/01/44	74	72,542
4.95%, 06/01/45(a)	214	204,583
(1-day SOFR + 0.77%), 1.47%, 09/22/27(b)	171	154,928
(1-day SOFR + 0.89%), 1.58%, 04/22/27(b)	875	807,471
(1-day SOFR + 0.92%), 2.60%, 02/24/26(a)(b)	118	114,274
(1-day SOFR + 1.02%), 2.07%, 06/01/29(b)	240	212,796
(1-day SOFR + 1.07%), 1.95%, 02/04/32(a)(b)	341	277,197
(1-day SOFR + 1.17%), 2.95%, 02/24/28(a)(b)	111	104,433
(1-day SOFR + 1.18%), 2.55%, 11/08/32(b)	276	230,288
(1-day SOFR + 1.26%), 2.96%, 01/25/33(b)	403	345,305
(1-day SOFR + 1.32%), 4.08%, 04/26/26(b)	451	443,662
(1-day SOFR + 1.33%), 6.07%, 10/22/27(b)	195	200,599
(1-day SOFR + 1.45%), 5.30%, 07/24/29(b)	235	238,457
(1-day SOFR + 1.46%), 3.16%, 04/22/42(b)	392	302,758
(1-day SOFR + 1.56%), 4.32%, 04/26/28(a)(b)	472	464,984
(1-day SOFR + 1.57%), 6.09%, 10/23/29(a)(b)	185	194,511
(1-day SOFR + 1.58%), 3.33%, 04/22/52(b)	200	149,388
(1-day SOFR + 1.75%), 4.57%, 06/14/30(b)	200	195,712
(1-day SOFR + 1.80%), 4.59%, 04/26/33(b)	267	257,961
(1-day SOFR + 1.81%), 6.25%, 10/23/34(a)(b)	155	168,018
(1-day SOFR + 1.85%), 2.08%, 04/22/26(b)	200	191,570
(1-day SOFR + 1.85%), 5.35%, 06/01/34(a)(b)	445	451,334
(1-day SOFR + 1.99%), 4.85%, 07/25/28(b)	200	200,058
(1-day SOFR + 2.04%), 2.52%, 04/22/31(a)(b)	275	237,803
(1-day SOFR + 2.08%), 4.91%, 07/25/33(a)(b)	445	439,985
(1-day SOFR + 2.44%), 3.11%, 04/22/51(a)(b)	291	209,099

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
JPMorgan Chase & Co. (continued)
(1-day SOFR + 2.58%), 5.72%, 09/14/33(a)(b)	$200	$206,940
(3-mo. CME Term SOFR + 0.70%), 1.04%, 02/04/27(a)(b)	600	551,437
(3-mo. CME Term SOFR + 1.11%), 1.76%, 11/19/31(b)	171	138,587
(3-mo. CME Term SOFR + 1.21%), 3.51%, 01/23/29(b)	171	162,035
(3-mo. CME Term SOFR + 1.25%), 2.58%, 04/22/32(b)	400	338,334
(3-mo. CME Term SOFR + 1.38%), 4.01%, 04/23/29(b)	381	366,577
(3-mo. CME Term SOFR + 1.42%), 3.70%, 05/06/30(a)(b)	171	160,926
(3-mo. CME Term SOFR + 1.48%), 3.90%, 01/23/49(b)	100	82,887
(3-mo. CME Term SOFR + 1.51%), 2.74%, 10/15/30(a)(b)	400	355,650
(3-mo. CME Term SOFR + 1.51%), 2.53%, 11/19/41(b)	257	181,710
(3-mo. CME Term SOFR + 1.52%), 4.20%, 07/23/29(a)(b)	202	196,288
(3-mo. CME Term SOFR + 1.59%), 2.01%, 03/13/26(a)(b)	223	214,245
(3-mo. CME Term SOFR + 1.59%), 4.45%, 12/05/29(a)(b)	427	418,456
(3-mo. CME Term SOFR + 1.60%), 3.78%, 02/01/28(b)	341	329,365
(3-mo. CME Term SOFR + 1.62%), 3.88%, 07/24/38(b)	171	151,368
(3-mo. CME Term SOFR + 1.64%), 3.54%, 05/01/28(b)	300	286,306
(3-mo. CME Term SOFR + 1.64%), 3.96%, 11/15/48(b)	427	357,484
(3-mo. CME Term SOFR + 1.72%), 4.03%, 07/24/48(a)(b)	87	74,026
(3-mo. CME Term SOFR + 1.84%), 4.26%, 02/22/48(a)(b)	171	151,056
(3-mo. CME Term SOFR + 2.46%), 3.11%, 04/22/41(a)(b)	189	145,507
(3-mo. CME Term SOFR + 2.52%), 2.96%, 05/13/31(b)	341	299,662
(3-mo. CME Term SOFR + 3.79%), 4.49%, 03/24/31(a)(b)	341	332,474
JPMorgan Chase Bank NA, Class BN, 5.11%, 12/08/26	250	252,243
KeyBank NA/Cleveland OH(a)
5.85%, 11/15/27	250	249,817
5.00%, 01/26/33	250	233,710
KeyCorp.
2.25%, 04/06/27	87	78,331
2.55%, 10/01/29(a)	87	73,997
(1-day SOFR Index + 2.06%), 4.79%, 06/01/33(b)	105	96,400
Kreditanstalt fuer Wiederaufbau
1.25%, 01/31/25	500	481,612
2.00%, 05/02/25(a)	341	329,479
0.63%, 01/22/26(a)	741	687,956
3.63%, 04/01/26(a)	500	493,524
3.00%, 05/20/27	700	675,971
3.75%, 02/15/28(a)	400	395,766
3.88%, 06/15/28(a)	700	695,851
1.75%, 09/14/29(a)	257	228,131

Security	Par (000)	Value

Banks (continued)
Kreditanstalt fuer Wiederaufbau (continued)
4.13%, 07/15/33	$1,400	$1,406,425
Landwirtschaftliche Rentenbank
2.00%, 01/13/25	171	166,166
2.38%, 06/10/25(a)	341	330,283
0.88%, 09/03/30(a)	341	277,564
Series 40, 0.50%, 05/27/25	341	321,980
Lloyds Banking Group PLC
4.34%, 01/09/48(a)	249	200,054
(1-year CMT + 1.00%), 2.44%, 02/05/26(b)	340	328,059
(1-year CMT + 1.48%), 5.99%, 08/07/27(a)(b)	250	254,387
(1-year CMT + 1.60%), 3.51%, 03/18/26(b)	215	209,968
(1-year CMT + 1.70%), 5.87%, 03/06/29(a)(b)	200	204,843
(1-year CMT + 1.80%), 3.75%, 03/18/28(b)	222	212,451
(1-year CMT + 2.30%), 4.98%, 08/11/33(a)(b)	200	194,782
(1-year CMT + 3.75%), 7.95%, 11/15/33(b)	225	257,196
M&T Bank Corp., (1-day SOFR Index + 1.78%), 4.55%, 08/16/28(a)(b)	100	96,336
Manufacturers & Traders Trust Co.
5.40%, 11/21/25	340	337,712
4.65%, 01/27/26(a)	250	244,798
Mitsubishi UFJ Financial Group, Inc.
2.19%, 02/25/25(a)	500	482,912
3.85%, 03/01/26(a)	500	488,162
2.76%, 09/13/26	250	236,025
3.29%, 07/25/27(a)	171	163,089
3.96%, 03/02/28(a)	171	166,515
3.74%, 03/07/29(a)	341	326,235
2.56%, 02/25/30	349	305,764
4.29%, 07/26/38(a)	87	81,638
(1-year CMT + 0.83%), 2.34%, 01/19/28(a)(b)	220	203,566
(1-year CMT + 0.95%), 2.31%, 07/20/32(b)	200	165,950
(1-year CMT + 0.97%), 2.49%, 10/13/32(b)	215	180,311
(1-year CMT + 1.10%), 2.85%, 01/19/33(b)	200	171,320
(1-year CMT + 1.13%), 3.84%, 04/17/26(b)	220	215,733
(1-year CMT + 1.30%), 4.08%, 04/19/28(b)	220	213,917
(1-year CMT + 1.90%), 5.35%, 09/13/28(b)	200	202,783
(1-year CMT + 1.95%), 5.02%, 07/20/28(b)	200	200,143
(1-year CMT + 2.13%), 5.13%, 07/20/33(b)	250	253,745
(1-year CMT + 2.13%), 5.47%, 09/13/33(a)(b)	200	207,569
Mizuho Financial Group, Inc.(b)
(1-year CMT + 0.67%), 1.23%, 05/22/27	349	317,967
(1-year CMT + 0.90%), 2.65%, 05/22/26(a)	300	288,602
(1-year CMT + 1.25%), 3.26%, 05/22/30	380	346,223
(1-year CMT + 1.65%), 5.78%, 07/06/29	200	205,736
(1-year CMT + 1.90%), 5.75%, 07/06/34	200	206,914
(1-year CMT + 2.05%), 5.41%, 09/13/28(a)	520	527,049
(1-year CMT + 2.40%), 5.67%, 09/13/33	520	536,751
Morgan Stanley
4.00%, 07/23/25(a)	343	338,041
5.00%, 11/24/25	214	213,683
3.88%, 01/27/26	300	293,823
3.13%, 07/27/26	87	83,307
4.35%, 09/08/26(a)	257	252,211
3.63%, 01/20/27(a)	341	330,595
3.95%, 04/23/27	87	84,452
3.59%, 07/22/28(a)(b)	384	366,583
7.25%, 04/01/32(a)	50	58,948
3.97%, 07/22/38(a)(b)	171	149,654
6.38%, 07/24/42(a)	181	209,094
4.30%, 01/27/45	171	154,195
4.38%, 01/22/47(a)	257	231,287
(1-day SOFR + 0.72%), 0.99%, 12/10/26(b)	307	282,447

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Morgan Stanley (continued)
(1-day SOFR + 0.86%), 1.51%, 07/20/27(b)	$326	$297,770
(1-day SOFR + 0.88%), 1.59%, 05/04/27(a)(b)	66	60,812
(1-day SOFR + 0.94%), 2.63%, 02/18/26(b)	324	313,574
(1-day SOFR + 1.00%), 2.48%, 01/21/28(a)(b)	244	226,476
(1-day SOFR + 1.02%), 1.93%, 04/28/32(b)	300	241,237
(1-day SOFR + 1.03%), 1.79%, 02/13/32(a)(b)	338	269,901
(1-day SOFR + 1.14%), 2.70%, 01/22/31(b)	341	298,094
(1-day SOFR + 1.18%), 2.24%, 07/21/32(a)(b)	387	315,886
(1-day SOFR + 1.20%), 2.51%, 10/20/32(a)(b)	281	232,679
(1-day SOFR + 1.29%), 2.94%, 01/21/33(a)(b)	343	291,776
(1-day SOFR + 1.30%), 5.05%, 01/28/27(b)	105	105,101
(1-day SOFR + 1.36%), 2.48%, 09/16/36(a)(b)	459	363,798
(1-day SOFR + 1.43%), 2.80%, 01/25/52(a)(b)	221	147,411
(1-day SOFR + 1.49%), 3.22%, 04/22/42(a)(b)	535	411,509
(1-day SOFR + 1.59%), 5.16%, 04/20/29(b)	255	256,458
(1-day SOFR + 1.61%), 4.21%, 04/20/28(a)(b)	646	631,412
(1-day SOFR + 1.63%), 5.45%, 07/20/29(a)(b)	40	40,758
(1-day SOFR + 1.67%), 4.68%, 07/17/26(b)	130	128,752
(1-day SOFR + 1.73%), 5.12%, 02/01/29(b)	95	95,432
(1-day SOFR + 1.77%), 6.14%, 10/16/26(b)	400	407,197
(1-day SOFR + 1.83%), 6.41%, 11/01/29(a)(b)	80	84,783
(1-day SOFR + 1.87%), 5.25%, 04/21/34(b)	255	254,974
(1-day SOFR + 1.88%), 5.42%, 07/21/34(b)	340	345,058
(1-day SOFR + 2.05%), 6.63%, 11/01/34(a)(b)	130	143,917
(1-day SOFR + 2.08%), 4.89%, 07/20/33(a)(b)	70	68,255
(1-day SOFR + 2.24%), 6.30%, 10/18/28(b)	250	261,885
(1-day SOFR + 2.56%), 6.34%, 10/18/33(b)	200	215,660
(1-day SOFR + 2.62%), 5.30%, 04/20/37(a)(b)	114	110,933
(1-day SOFR + 3.12%), 3.62%, 04/01/31(a)(b)	400	368,491
(1-day SOFR + 4.84%), 5.60%, 03/24/51(a)(b)	171	183,931
(3-mo. CME Term SOFR + 1.40%), 3.77%, 01/24/29(a)(b)	410	391,010
(3-mo. CME Term SOFR + 1.69%), 4.46%, 04/22/39(b)	211	195,220
(3-mo. CME Term SOFR + 1.89%), 4.43%, 01/23/30(b)	130	126,617
(5-year CMT + 2.43%), 5.95%, 01/19/38(b)	90	91,016
Morgan Stanley Bank NA
4.75%, 04/21/26	250	249,831
5.88%, 10/30/26	250	257,057
National Australia Bank Ltd./New York
3.38%, 01/14/26	400	389,560
4.90%, 06/13/28(a)	300	303,515
NatWest Group PLC(b)
(1-year CMT + 2.10%), 6.02%, 03/02/34(a)	200	209,994
(1-year CMT + 2.85%), 7.47%, 11/10/26	500	517,408
(3-mo. LIBOR US + 1.91%), 5.08%, 01/27/30	450	442,963
(5-year CMT + 2.35%), 3.03%, 11/28/35	300	248,844
Northern Trust Corp.(a)
4.00%, 05/10/27	102	100,620
3.65%, 08/03/28	87	84,051
3.15%, 05/03/29	87	81,920
6.13%, 11/02/32	130	139,598
Oesterreichische Kontrollbank AG
1.50%, 02/12/25(a)	171	164,856
2.88%, 05/23/25	500	488,020
4.25%, 03/01/28	500	503,018
PNC Bank NA
2.95%, 02/23/25(a)	250	243,210
3.88%, 04/10/25	250	244,747
4.05%, 07/26/28	300	289,071

Security	Par (000)	Value

Banks (continued)
PNC Financial Services Group, Inc.
1.15%, 08/13/26(a)	$171	$155,515
3.45%, 04/23/29(a)	341	322,853
2.55%, 01/22/30(a)	171	149,586
(1-day SOFR + 0.98%), 2.31%, 04/23/32(a)(b)	171	143,022
(1-day SOFR + 1.32%), 5.81%, 06/12/26(a)(b)	74	74,444
(1-day SOFR + 1.62%), 5.35%, 12/02/28(b)	135	136,567
(1-day SOFR + 1.84%), 5.58%, 06/12/29(b)	574	586,244
(1-day SOFR + 1.93%), 5.07%, 01/24/34(a)(b)	205	200,584
(1-day SOFR + 1.95%), 5.94%, 08/18/34(a)(b)	100	103,954
(1-day SOFR + 2.28%), 6.88%, 10/20/34(b)	45	49,956
(1-day SOFR Index + 1.09%), 4.76%, 01/26/27(b)	230	228,189
(1-day SOFR Index + 1.73%), 6.62%, 10/20/27(b)	100	103,732
Regions Financial Corp.(a)
2.25%, 05/18/25	341	324,984
1.80%, 08/12/28	341	292,107
Royal Bank of Canada
3.38%, 04/14/25	79	77,392
4.95%, 04/25/25(a)	80	80,009
4.88%, 01/12/26(a)	100	100,246
0.88%, 01/20/26(a)	341	316,090
4.65%, 01/27/26	121	119,975
1.20%, 04/27/26	281	259,600
1.15%, 07/14/26	171	156,430
5.20%, 07/20/26(a)	75	75,801
1.40%, 11/02/26	76	69,541
3.63%, 05/04/27	79	76,347
4.24%, 08/03/27(a)	100	98,842
6.00%, 11/01/27	100	104,765
4.90%, 01/12/28(a)	100	101,077
5.20%, 08/01/28(a)	75	76,442
2.30%, 11/03/31	200	168,586
3.88%, 05/04/32	79	74,547
5.00%, 02/01/33(a)	100	101,690
5.00%, 05/02/33(a)	80	81,551
Series FXD, 2.05%, 01/21/27(a)	87	80,786
Santander Holdings USA, Inc.
3.24%, 10/05/26(a)	341	321,193
(1-day SOFR + 1.25%), 2.49%, 01/06/28(b)	140	128,167
(1-day SOFR + 2.33%), 5.81%, 09/09/26(a)(b)	340	340,864
(1-day SOFR + 2.36%), 6.50%, 03/09/29(b)	70	72,315
(1-day SOFR + 2.70%), 6.57%, 06/12/29(b)	28	28,877
(1-day SOFR + 3.28%), 7.66%, 11/09/31(b)	50	54,105
Santander U.K. Group Holdings PLC(b)
(1-day SOFR + 1.22%), 2.47%, 01/11/28	200	182,256
(1-day SOFR + 2.60%), 6.53%, 01/10/29(a)	200	206,929
(1-day SOFR + 2.75%), 6.83%, 11/21/26	300	305,506
State Street Corp.
2.65%, 05/19/26(a)	171	163,264
5.27%, 08/03/26	100	101,453
2.40%, 01/24/30(a)	75	66,941
(1-day SOFR + 0.41%), 1.75%, 02/06/26(a)(b)	55	52,850
(1-day SOFR + 0.56%), 1.68%, 11/18/27(a)(b)	155	142,178
(1-day SOFR + 0.73%), 2.20%, 02/07/28(a)(b)	61	56,661
(1-day SOFR + 1.00%), 2.62%, 02/07/33(b)	67	56,417
(1-day SOFR + 1.13%), 5.10%, 05/18/26(b)	60	60,062
(1-day SOFR + 1.35%), 5.75%, 11/04/26(b)	45	45,695
(1-day SOFR + 1.48%), 5.68%, 11/21/29(b)	100	103,400
(1-day SOFR + 1.49%), 3.03%, 11/01/34(b)	70	62,572
(1-day SOFR + 1.57%), 4.82%, 01/26/34(b)	80	78,719

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
State Street Corp. (continued)
(1-day SOFR + 1.72%), 5.82%, 11/04/28(a)(b)	$60	$62,257
(1-day SOFR + 1.73%), 4.16%, 08/04/33(a)(b)	25	23,567
(1-day SOFR + 1.89%), 5.16%, 05/18/34(a)(b)	60	60,439
(1-day SOFR + 1.96%), 6.12%, 11/21/34(b)	50	53,081
(1-day SOFR + 2.60%), 2.90%, 03/30/26(b)	171	166,141
(1-day SOFR + 2.65%), 3.15%, 03/30/31(a)(b)	171	153,272
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	490	475,597
5.46%, 01/13/26	290	292,842
3.78%, 03/09/26(a)	211	205,642
2.63%, 07/14/26(a)	171	161,984
1.40%, 09/17/26	218	198,536
3.01%, 10/19/26(a)	87	82,849
2.17%, 01/14/27(a)	200	184,887
3.36%, 07/12/27(a)	171	162,835
3.35%, 10/18/27(a)	87	82,421
5.72%, 09/14/28(a)	200	207,113
1.90%, 09/17/28	218	190,803
3.04%, 07/16/29	300	273,117
3.20%, 09/17/29(a)	87	79,055
2.72%, 09/27/29(a)	522	463,124
2.13%, 07/08/30	200	168,433
2.22%, 09/17/31	265	218,408
5.77%, 01/13/33	300	317,016
5.81%, 09/14/33(a)	200	213,706
2.93%, 09/17/41(a)	70	52,487
6.18%, 07/13/43(a)	100	111,178
Synchrony Bank, 5.63%, 08/23/27	250	245,713
Toronto-Dominion Bank
3.77%, 06/06/25	100	98,387
0.75%, 01/06/26(a)	307	283,576
1.20%, 06/03/26(a)	307	281,847
5.53%, 07/17/26(a)	75	76,425
1.25%, 09/10/26(a)	189	172,671
5.26%, 12/11/26(a)	35	35,688
2.80%, 03/10/27	133	125,578
4.11%, 06/08/27	100	98,220
4.69%, 09/15/27(a)	200	199,979
5.52%, 07/17/28	75	77,216
2.00%, 09/10/31(a)	189	157,197
2.45%, 01/12/32	87	72,896
3.20%, 03/10/32	133	117,811
4.46%, 06/08/32	55	53,441
(5-year USD Swap + 2.21%), 3.63%, 09/15/31(b)	87	83,467
Series FXD, 1.45%, 01/10/25	87	83,840
Series FXD, 1.95%, 01/12/27(a)	87	80,371
Truist Bank
3.63%, 09/16/25	250	241,621
3.80%, 10/30/26	250	239,535
Truist Financial Corp.
1.13%, 08/03/27(a)	155	135,689
1.95%, 06/05/30	141	117,646
(1-day SOFR + 0.86%), 1.89%, 06/07/29(b)	171	147,768
(1-day SOFR + 1.37%), 4.12%, 06/06/28(b)	65	62,631
(1-day SOFR + 1.44%), 4.87%, 01/26/29(a)(b)	80	78,814
(1-day SOFR + 1.46%), 4.26%, 07/28/26(a)(b)	100	97,924
(1-day SOFR + 1.63%), 5.90%, 10/28/26(a)(b)	100	100,822
(1-day SOFR + 1.85%), 5.12%, 01/26/34(b)	130	125,879
(1-day SOFR + 2.05%), 6.05%, 06/08/27(a)(b)	55	55,969
(1-day SOFR + 2.24%), 4.92%, 07/28/33(a)(b)	100	93,097
(1-day SOFR + 2.30%), 6.12%, 10/28/33(b)	100	103,801

Security	Par (000)	Value

Banks (continued)
Truist Financial Corp. (continued)
(1-day SOFR + 2.36%), 5.87%, 06/08/34(a)(b)	$345	$351,932
(1-day SOFR + 2.45%), 7.16%, 10/30/29(a)(b)	30	32,401
U.S. Bancorp
3.90%, 04/26/28(a)	341	329,276
1.38%, 07/22/30(a)	141	113,645
(1-day SOFR + 0.73%), 2.22%, 01/27/28(b)	87	79,950
(1-day SOFR + 1.02%), 2.68%, 01/27/33(b)	87	72,542
(1-day SOFR + 1.23%), 4.65%, 02/01/29(a)(b)	150	147,637
(1-day SOFR + 1.43%), 5.73%, 10/21/26(a)(b)	70	70,453
(1-day SOFR + 1.60%), 4.84%, 02/01/34(b)	150	143,677
(1-day SOFR + 1.66%), 4.55%, 07/22/28(b)	160	157,640
(1-day SOFR + 1.88%), 6.79%, 10/26/27(b)	50	52,203
(1-day SOFR + 2.02%), 5.78%, 06/12/29(a)(b)	55	56,504
(1-day SOFR + 2.09%), 5.85%, 10/21/33(a)(b)	200	206,047
(1-day SOFR + 2.11%), 4.97%, 07/22/33(a)(b)	175	165,850
(1-day SOFR + 2.26%), 5.84%, 06/12/34(b)	150	154,729
(5-year CMT + 0.95%), 2.49%, 11/03/36(b)	121	93,839
Series V, 2.38%, 07/22/26	87	81,667
Series X, 3.15%, 04/27/27(a)	200	190,233
U.S. Bank NA/Cincinnati, 2.80%, 01/27/25(a)	500	486,569
UBS Group AG, 4.88%, 05/15/45(a)	268	255,116
Wachovia Corp., 5.50%, 08/01/35(a)	100	101,266
Wells Fargo & Co.
3.00%, 02/19/25(a)	62	60,604
3.55%, 09/29/25	171	167,082
3.00%, 04/22/26(a)	300	287,367
4.10%, 06/03/26(a)	345	337,412
3.00%, 10/23/26	300	284,812
4.30%, 07/22/27(a)	257	251,539
4.15%, 01/24/29	171	166,207
5.38%, 11/02/43(a)	155	150,924
5.61%, 01/15/44(a)	214	213,023
4.65%, 11/04/44(a)	270	237,062
3.90%, 05/01/45(a)	197	162,832
4.90%, 11/17/45	257	233,585
4.40%, 06/14/46	244	204,941
4.75%, 12/07/46(a)	275	242,194
(1-day SOFR + 1.32%), 3.91%, 04/25/26(a)(b)	274	268,563
(1-day SOFR + 1.50%), 3.35%, 03/02/33(b)	387	338,012
(1-day SOFR + 1.51%), 3.53%, 03/24/28(b)	563	537,112
(1-day SOFR + 1.56%), 4.54%, 08/15/26(a)(b)	155	153,345
(1-day SOFR + 1.74%), 5.57%, 07/25/29(a)(b)	530	541,166
(1-day SOFR + 1.79%), 6.30%, 10/23/29(a)(b)	185	194,976
(1-day SOFR + 1.98%), 4.81%, 07/25/28(a)(b)	210	208,461
(1-day SOFR + 1.99%), 5.56%, 07/25/34(a)(b)	290	295,252
(1-day SOFR + 2.00%), 2.19%, 04/30/26(b)	511	489,725
(1-day SOFR + 2.02%), 5.39%, 04/24/34(a)(b)	465	467,020
(1-day SOFR + 2.06%), 6.49%, 10/23/34(a)(b)	215	233,896
(1-day SOFR + 2.10%), 2.39%, 06/02/28(b)	355	325,153
(1-day SOFR + 2.10%), 4.90%, 07/25/33(a)(b)	500	487,087
(1-day SOFR + 2.13%), 4.61%, 04/25/53(a)(b)	239	214,867
(1-day SOFR + 2.53%), 3.07%, 04/30/41(a)(b)	341	257,986
(3-mo. CME Term SOFR + 1.01%), 2.16%, 02/11/26(a)(b)	457	439,828
(3-mo. CME Term SOFR + 1.26%), 2.57%, 02/11/31(b)	257	222,079
(3-mo. CME Term SOFR + 1.43%), 3.20%, 06/17/27(b)	229	218,915
(3-mo. CME Term SOFR + 1.43%), 2.88%, 10/30/30(a)(b)	341	303,136

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co. (continued)
(3-mo. CME Term SOFR + 1.57%), 3.58%, 05/22/28(a)(b)	$257	$244,809
(3-mo. CME Term SOFR + 4.03%), 4.48%, 04/04/31(b)	341	329,422
(3-mo. CME Term SOFR + 4.50%), 5.01%, 04/04/51(a)(b)	533	506,983
Wells Fargo Bank NA
5.55%, 08/01/25	500	505,058
5.45%, 08/07/26	500	508,147
5.25%, 12/11/26	250	253,056
6.60%, 01/15/38	250	278,638
Westpac Banking Corp.
2.35%, 02/19/25	87	84,601
5.51%, 11/17/25(a)	100	101,590
2.85%, 05/13/26(a)	87	83,528
1.15%, 06/03/26(a)	171	157,617
4.04%, 08/26/27(a)	100	98,984
5.46%, 11/18/27(a)	250	258,281
3.40%, 01/25/28(a)	87	83,001
5.54%, 11/17/28	100	103,948
1.95%, 11/20/28	171	151,500
2.65%, 01/16/30(a)	138	123,786
2.15%, 06/03/31	240	202,860
6.82%, 11/17/33	55	59,721
4.42%, 07/24/39	171	149,137
3.13%, 11/18/41(a)	59	41,262
(1-year CMT + 2.68%), 5.41%, 08/10/33(a)(b)	100	99,441
(5-year CMT + 1.35%), 2.89%, 02/04/30(b)	214	206,159
(5-year CMT + 1.53%), 3.02%, 11/18/36(b)	81	65,844
(5-year CMT + 1.75%), 2.67%, 11/15/35(b)	237	192,774
(5-year CMT + 2.00%), 4.11%, 07/24/34(b)	150	137,135
(5-year USD ICE Swap + 2.24%), 4.32%, 11/23/31(a)(b)	130	124,988

		157,493,983

Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc.
3.65%, 02/01/26(a)	115	112,908
4.70%, 02/01/36(a)	597	595,052
4.90%, 02/01/46	882	864,573
Anheuser-Busch InBev Finance, Inc.
4.70%, 02/01/36	100	99,674
4.63%, 02/01/44	112	106,608
4.90%, 02/01/46	87	85,281
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28(a)	171	168,898
4.75%, 01/23/29(a)	597	606,278
3.50%, 06/01/30(a)	297	282,562
4.38%, 04/15/38	171	162,163
8.20%, 01/15/39	197	263,028
5.45%, 01/23/39	171	180,259
4.35%, 06/01/40	171	159,812
4.95%, 01/15/42(a)	87	87,025
4.60%, 04/15/48	51	48,270
4.44%, 10/06/48	209	192,392
5.55%, 01/23/49(a)	400	429,844
4.75%, 04/15/58	150	142,218
5.80%, 01/23/59	171	191,575
Brown-Forman Corp.(a)
4.75%, 04/15/33	40	40,782

Security	Par (000)	Value

Beverages (continued)
Brown-Forman Corp.(a) (continued)
4.00%, 04/15/38	$87	$78,790
Coca-Cola Co.
2.90%, 05/25/27	87	83,196
1.50%, 03/05/28(a)	171	154,000
2.13%, 09/06/29(a)	171	154,510
3.45%, 03/25/30(a)	87	83,545
2.00%, 03/05/31	158	136,320
2.25%, 01/05/32(a)	291	253,827
2.50%, 06/01/40	171	129,290
2.88%, 05/05/41(a)	87	68,892
2.60%, 06/01/50(a)	171	118,118
3.00%, 03/05/51(a)	140	105,725
2.50%, 03/15/51(a)	257	172,540
2.75%, 06/01/60	75	51,903
Coca-Cola Femsa SAB de CV
2.75%, 01/22/30	150	134,625
1.85%, 09/01/32	218	172,765
Constellation Brands, Inc.
4.75%, 12/01/25(a)	171	170,220
3.70%, 12/06/26	130	126,622
3.50%, 05/09/27(a)	171	164,687
3.15%, 08/01/29(a)	171	158,923
2.25%, 08/01/31(a)	326	273,927
4.90%, 05/01/33(a)	60	60,362
4.10%, 02/15/48(a)	87	73,987
3.75%, 05/01/50	87	69,335
Diageo Capital PLC
5.20%, 10/24/25	200	201,508
5.38%, 10/05/26	200	204,343
5.50%, 01/24/33	200	212,892
5.63%, 10/05/33	200	215,714
3.88%, 04/29/43(a)	194	168,843
Diageo Investment Corp., 4.25%, 05/11/42(a)	87	79,309
Keurig Dr. Pepper, Inc.
4.42%, 05/25/25(a)	60	59,365
3.95%, 04/15/29(a)	65	63,368
3.20%, 05/01/30	87	79,981
2.25%, 03/15/31(a)	87	74,021
4.05%, 04/15/32(a)	71	68,323
4.50%, 11/15/45(a)	100	90,587
4.42%, 12/15/46	87	77,214
3.80%, 05/01/50	87	70,614
3.35%, 03/15/51	87	64,907
4.50%, 04/15/52(a)	72	65,832
Molson Coors Beverage Co.
3.00%, 07/15/26	200	191,548
5.00%, 05/01/42(a)	100	96,279
4.20%, 07/15/46(a)	187	159,345
PepsiCo, Inc.
2.25%, 03/19/25(a)	410	398,238
2.75%, 04/30/25(a)	171	166,535
3.50%, 07/17/25(a)	87	85,586
5.25%, 11/10/25(a)	75	76,096
4.55%, 02/13/26	60	60,240
2.85%, 02/24/26	87	84,106
2.38%, 10/06/26(a)	171	162,488
5.13%, 11/10/26(a)	75	76,585
3.00%, 10/15/27(a)	87	83,551
3.60%, 02/18/28	50	48,945
4.45%, 05/15/28(a)	60	61,045
2.63%, 07/29/29(a)	171	157,538

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
PepsiCo, Inc. (continued)
2.75%, 03/19/30	$341	$313,250
1.63%, 05/01/30(a)	104	88,593
1.40%, 02/25/31(a)	206	170,344
1.95%, 10/21/31	169	143,499
3.90%, 07/18/32(a)	70	68,472
4.45%, 02/15/33(a)	60	61,438
2.63%, 10/21/41	87	65,546
3.45%, 10/06/46	89	73,553
3.38%, 07/29/49(a)	75	59,699
2.88%, 10/15/49(a)	87	63,850
3.63%, 03/19/50	121	101,483
2.75%, 10/21/51(a)	257	182,605
4.20%, 07/18/52(a)	25	23,138
4.65%, 02/15/53	60	59,618

		12,995,345

Biotechnology — 0.3%
Amgen, Inc.
5.25%, 03/02/25	335	335,684
3.13%, 05/01/25	130	126,659
2.60%, 08/19/26(a)	124	117,831
5.15%, 03/02/28	330	337,838
4.05%, 08/18/29(a)	330	323,070
5.25%, 03/02/30	345	354,659
2.00%, 01/15/32(a)	240	196,790
3.35%, 02/22/32	73	66,707
4.20%, 03/01/33	330	313,893
5.25%, 03/02/33	365	374,210
3.15%, 02/21/40	171	133,059
2.80%, 08/15/41(a)	189	137,423
4.95%, 10/01/41	341	325,555
5.15%, 11/15/41	87	85,051
5.60%, 03/02/43	330	340,993
4.56%, 06/15/48(a)	87	78,532
3.38%, 02/21/50	171	127,297
4.66%, 06/15/51	300	272,685
3.00%, 01/15/52(a)	240	167,587
4.20%, 02/22/52	60	50,780
4.88%, 03/01/53	55	51,393
5.65%, 03/02/53(a)	295	310,365
2.77%, 09/01/53(a)	71	45,556
4.40%, 02/22/62(a)	275	232,164
5.75%, 03/02/63	210	220,320
Baxalta, Inc.
4.00%, 06/23/25	240	235,848
5.25%, 06/23/45	78	77,699
Biogen, Inc.
4.05%, 09/15/25(a)	103	101,324
2.25%, 05/01/30	138	117,718
3.15%, 05/01/50	193	135,517
3.25%, 02/15/51(a)	104	74,623
Bio-Rad Laboratories, Inc.
3.30%, 03/15/27	60	57,008
3.70%, 03/15/32(a)	67	60,498
Gilead Sciences, Inc.
3.50%, 02/01/25(a)	200	196,759
3.65%, 03/01/26(a)	227	222,395
2.95%, 03/01/27(a)	87	82,958
1.20%, 10/01/27	62	55,173
1.65%, 10/01/30(a)	183	153,329
5.25%, 10/15/33	50	52,114

Security	Par (000)	Value

Biotechnology (continued)
Gilead Sciences, Inc. (continued)
4.60%, 09/01/35	$231	$228,487
2.60%, 10/01/40	100	73,643
5.65%, 12/01/41	181	193,208
4.80%, 04/01/44(a)	189	182,196
4.75%, 03/01/46	257	244,890
4.15%, 03/01/47	197	171,420
5.55%, 10/15/53(a)	45	48,758
Illumina, Inc.
5.80%, 12/12/25	100	100,342
5.75%, 12/13/27(a)	100	102,655
2.55%, 03/23/31(a)	55	46,509
Regeneron Pharmaceuticals, Inc.(a)
1.75%, 09/15/30	140	115,109
2.80%, 09/15/50	144	94,901
Royalty Pharma PLC
1.20%, 09/02/25	171	159,547
1.75%, 09/02/27(a)	257	230,460
2.15%, 09/02/31(a)	59	48,192
3.30%, 09/02/40(a)	171	128,449
3.35%, 09/02/51	87	58,825

		8,976,655

Broadline Retail — 0.2%
Alibaba Group Holding Ltd.
3.40%, 12/06/27(a)	200	189,552
4.50%, 11/28/34	250	234,355
4.20%, 12/06/47	249	202,696
3.15%, 02/09/51	284	187,335
Amazon.com, Inc.
1.00%, 05/12/26(a)	291	268,814
3.30%, 04/13/27(a)	250	242,677
1.20%, 06/03/27	341	307,573
1.65%, 05/12/28(a)	291	261,957
3.45%, 04/13/29	238	230,502
4.65%, 12/01/29(a)	400	410,726
1.50%, 06/03/30	211	178,711
2.10%, 05/12/31	341	294,047
3.60%, 04/13/32(a)	354	337,209
4.70%, 12/01/32(a)	400	411,016
4.80%, 12/05/34(a)	104	107,298
3.88%, 08/22/37	171	158,677
2.88%, 05/12/41(a)	240	188,567
4.95%, 12/05/44	87	89,456
4.05%, 08/22/47(a)	400	360,649
2.50%, 06/03/50(a)	171	113,752
3.10%, 05/12/51	200	148,657
3.95%, 04/13/52(a)	354	309,743
4.25%, 08/22/57(a)	341	313,406
2.70%, 06/03/60(a)	171	113,065
3.25%, 05/12/61	121	88,768
4.10%, 04/13/62(a)	121	106,877
TJX Cos., Inc.(a)
2.25%, 09/15/26	257	242,733
4.50%, 04/15/50	87	81,999

		6,180,817

Building Products — 0.3%
Carlisle Cos., Inc.(a)
2.75%, 03/01/30	189	167,364
2.20%, 03/01/32	75	61,186
Home Depot, Inc.
2.70%, 04/15/25(a)	86	83,877

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Products (continued)
Home Depot, Inc. (continued)
3.35%, 09/15/25(a)	$257	$251,883
4.00%, 09/15/25(a)	65	64,398
2.13%, 09/15/26(a)	87	81,796
4.95%, 09/30/26	50	50,716
2.50%, 04/15/27	140	131,876
2.88%, 04/15/27(a)	79	75,539
2.80%, 09/14/27(a)	87	82,695
0.90%, 03/15/28(a)	117	102,328
1.50%, 09/15/28(a)	87	77,127
3.90%, 12/06/28(a)	78	76,831
4.90%, 04/15/29(a)	50	51,371
2.95%, 06/15/29(a)	102	95,865
2.70%, 04/15/30(a)	75	68,499
1.38%, 03/15/31	275	224,676
1.88%, 09/15/31(a)	87	72,784
3.25%, 04/15/32(a)	266	245,626
4.50%, 09/15/32(a)	200	204,039
5.88%, 12/16/36(a)	74	82,713
3.30%, 04/15/40	189	156,128
5.40%, 09/15/40	87	91,510
5.95%, 04/01/41	87	97,271
4.20%, 04/01/43(a)	130	118,477
4.88%, 02/15/44	100	98,946
4.40%, 03/15/45(a)	214	198,532
4.25%, 04/01/46(a)	171	154,476
3.90%, 06/15/47	171	147,062
4.50%, 12/06/48	171	161,224
3.13%, 12/15/49	104	77,349
2.38%, 03/15/51(a)	155	97,868
2.75%, 09/15/51	87	59,367
3.63%, 04/15/52(a)	177	143,428
4.95%, 09/15/52(a)	80	80,836
Lowe’s Cos., Inc.
4.00%, 04/15/25(a)	171	168,597
4.40%, 09/08/25	60	59,543
3.38%, 09/15/25	87	84,899
4.80%, 04/01/26(a)	60	60,039
2.50%, 04/15/26	164	156,167
3.35%, 04/01/27(a)	75	72,239
3.10%, 05/03/27(a)	300	287,208
1.30%, 04/15/28(a)	146	128,260
1.70%, 09/15/28(a)	97	85,792
3.65%, 04/05/29(a)	87	83,855
4.50%, 04/15/30(a)	171	170,007
1.70%, 10/15/30(a)	79	65,612
2.63%, 04/01/31(a)	171	149,632
3.75%, 04/01/32(a)	103	96,394
5.00%, 04/15/33(a)	100	102,128
5.15%, 07/01/33(a)	75	77,059
5.00%, 04/15/40(a)	171	166,239
2.80%, 09/15/41(a)	72	52,594
4.38%, 09/15/45	171	149,377
3.70%, 04/15/46(a)	227	179,099
4.05%, 05/03/47	150	123,421
3.00%, 10/15/50(a)	211	143,527
3.50%, 04/01/51(a)	171	127,823
4.25%, 04/01/52	67	56,722
5.63%, 04/15/53(a)	20	20,969
4.45%, 04/01/62	75	63,230

Security	Par (000)	Value

Building Products (continued)
Lowe’s Cos., Inc. (continued)
5.80%, 09/15/62	$120	$126,967
5.85%, 04/01/63	110	115,203

		7,208,265

Capital Markets — 0.3%
Ameriprise Financial, Inc.
2.88%, 09/15/26(a)	87	83,253
5.70%, 12/15/28	25	26,197
5.15%, 05/15/33(a)	50	51,520
Ares Capital Corp.
3.25%, 07/15/25(a)	151	144,662
3.88%, 01/15/26	171	164,272
2.88%, 06/15/28(a)	178	157,696
3.20%, 11/15/31	87	72,759
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26(a)	70	63,187
Blackstone Private Credit Fund
2.70%, 01/15/25(a)	70	67,518
4.70%, 03/24/25(a)	87	85,508
7.05%, 09/29/25(a)	100	101,768
2.63%, 12/15/26	75	67,940
3.25%, 03/15/27	206	188,973
7.30%, 11/27/28(c)	25	25,988
Blackstone Secured Lending Fund, 2.85%, 09/30/28(a)	210	181,816
Blue Owl Capital Corp.
4.00%, 03/30/25(a)	59	57,322
3.75%, 07/22/25	67	64,174
3.40%, 07/15/26	171	158,977
2.63%, 01/15/27(a)	75	67,580
Blue Owl Capital Corp. III, 3.13%, 04/13/27	70	61,855
Blue Owl Credit Income Corp., 4.70%, 02/08/27(a)	40	37,783
Brookfield Finance I U.K. PLC/Brookfield Finance, Inc., 2.34%, 01/30/32	86	68,728
Brookfield Finance, Inc.
4.25%, 06/02/26(a)	171	167,053
3.90%, 01/25/28(a)	181	174,320
4.35%, 04/15/30(a)	87	83,904
2.72%, 04/15/31(a)	107	90,254
6.35%, 01/05/34	50	53,189
4.70%, 09/20/47	87	75,624
3.50%, 03/30/51(a)	79	57,768
3.63%, 02/15/52	61	43,346
Charles Schwab Corp.
3.00%, 03/10/25(a)	80	77,980
3.63%, 04/01/25(a)	171	167,864
3.85%, 05/21/25(a)	171	167,718
0.90%, 03/11/26(a)	289	264,928
1.15%, 05/13/26(a)	141	129,218
5.88%, 08/24/26(a)	40	41,026
2.45%, 03/03/27(a)	82	76,332
3.20%, 01/25/28	171	161,370
2.00%, 03/20/28(a)	140	124,542
3.25%, 05/22/29(a)	70	65,640
1.65%, 03/11/31(a)	87	70,222
2.30%, 05/13/31(a)	171	142,813
2.90%, 03/03/32(a)	140	120,336
(1-day SOFR + 1.88%), 6.20%, 11/17/29(b)	100	104,865
(1-day SOFR + 2.50%), 5.85%, 05/19/34(b)	300	309,675
CI Financial Corp.(a)
3.20%, 12/17/30	104	82,142
4.10%, 06/15/51	86	50,454

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Franklin Resources, Inc., 2.95%, 08/12/51	$75	$47,364
FS KKR Capital Corp.
4.13%, 02/01/25(a)	74	72,130
2.63%, 01/15/27	71	63,729
3.25%, 07/15/27(a)	87	79,138
3.13%, 10/12/28(a)	87	75,819
Golub Capital BDC, Inc., 2.50%, 08/24/26	70	63,441
Invesco Finance PLC, 5.38%, 11/30/43(a)	87	85,279
Jefferies Financial Group, Inc.
4.85%, 01/15/27(a)	171	170,308
5.88%, 07/21/28(a)	120	123,048
4.15%, 01/23/30	171	160,579
2.63%, 10/15/31(a)	71	58,810
2.75%, 10/15/32(a)	141	115,487
Lazard Group LLC, 4.50%, 09/19/28	100	97,303
Legg Mason, Inc., 5.63%, 01/15/44(a)	109	111,620
Main Street Capital Corp., 3.00%, 07/14/26	70	64,100
Nasdaq, Inc.
3.85%, 06/30/26	104	101,361
5.35%, 06/28/28	80	82,396
1.65%, 01/15/31(a)	57	46,254
5.55%, 02/15/34	100	103,885
3.25%, 04/28/50(a)	70	49,314
6.10%, 06/28/63(a)	200	215,916
Nomura Holdings, Inc.
1.65%, 07/14/26	200	182,863
2.33%, 01/22/27	222	203,530
2.17%, 07/14/28	400	351,396
2.71%, 01/22/29	222	196,486
5.61%, 07/06/29(a)	200	204,268
3.10%, 01/16/30(a)	200	176,695
2.61%, 07/14/31(a)	200	166,109
Oaktree Specialty Lending Corp., 7.10%, 02/15/29(a)	100	103,130
Prospect Capital Corp.
3.36%, 11/15/26	82	73,724
3.44%, 10/15/28	75	63,009
Raymond James Financial, Inc., 4.95%, 07/15/46	87	81,161
Stifel Financial Corp., 4.00%, 05/15/30	100	90,679

		8,782,390

Chemicals — 0.3%
Air Products and Chemicals, Inc.
1.50%, 10/15/25(a)	102	96,484
1.85%, 05/15/27	73	67,288
2.05%, 05/15/30(a)	75	65,533
4.80%, 03/03/33(a)	70	72,232
2.70%, 05/15/40	87	66,271
2.80%, 05/15/50(a)	111	78,962
Albemarle Corp., 5.45%, 12/01/44	60	55,855
Cabot Corp., 5.00%, 06/30/32(a)	100	98,439
Celanese U.S. Holdings LLC
6.05%, 03/15/25	71	71,435
1.40%, 08/05/26	70	63,788
6.17%, 07/15/27(a)	200	205,071
6.35%, 11/15/28	90	94,384
6.33%, 07/15/29	165	172,965
6.55%, 11/15/30	100	105,713
6.38%, 07/15/32	70	73,996
6.70%, 11/15/33(a)	55	59,653
CF Industries, Inc.
5.15%, 03/15/34	87	86,067

Security	Par (000)	Value

Chemicals (continued)
CF Industries, Inc. (continued)
4.95%, 06/01/43(a)	$87	$79,520
5.38%, 03/15/44(a)	87	83,009
Dow Chemical Co.
4.80%, 11/30/28(a)	75	75,882
6.30%, 03/15/33(a)	50	55,088
9.40%, 05/15/39	69	95,965
5.25%, 11/15/41	74	72,598
4.38%, 11/15/42	87	76,814
5.55%, 11/30/48	171	174,900
3.60%, 11/15/50	87	67,199
6.90%, 05/15/53(a)	150	180,256
DuPont de Nemours, Inc.
4.73%, 11/15/28(a)	257	260,783
5.32%, 11/15/38	130	133,337
5.42%, 11/15/48(a)	257	267,091
Eastman Chemical Co.
3.80%, 03/15/25	181	177,823
4.50%, 12/01/28	71	69,498
5.75%, 03/08/33(a)	40	41,329
4.80%, 09/01/42(a)	87	78,820
4.65%, 10/15/44(a)	71	62,310
Ecolab, Inc.(a)
5.25%, 01/15/28	75	77,408
4.80%, 03/24/30	87	89,210
1.30%, 01/30/31	140	114,327
2.13%, 02/01/32	171	145,500
2.13%, 08/15/50	140	85,882
2.70%, 12/15/51	124	83,918
EIDP, Inc.
1.70%, 07/15/25	140	132,783
2.30%, 07/15/30(a)	140	122,754
FMC Corp.
5.15%, 05/18/26	40	39,957
3.20%, 10/01/26	55	52,029
3.45%, 10/01/29(a)	60	54,223
5.65%, 05/18/33(a)	40	39,851
4.50%, 10/01/49(a)	58	45,180
6.38%, 05/18/53(a)	40	40,931
Huntsman International LLC, 2.95%, 06/15/31(a)	65	55,049
International Flavors & Fragrances, Inc.
4.45%, 09/26/28	87	84,857
4.38%, 06/01/47	87	66,746
5.00%, 09/26/48	87	73,841
Linde, Inc.
2.65%, 02/05/25(a)	58	56,588
4.70%, 12/05/25(a)	100	100,081
3.20%, 01/30/26	87	84,521
1.10%, 08/10/30	155	128,288
2.00%, 08/10/50(a)	122	71,926
LYB International Finance BV(a)
5.25%, 07/15/43	75	71,404
4.88%, 03/15/44	62	57,103
LYB International Finance III LLC
1.25%, 10/01/25(a)	74	69,119
2.25%, 10/01/30(a)	117	100,197
5.63%, 05/15/33(a)	40	41,786
3.38%, 10/01/40(a)	94	72,051
4.20%, 10/15/49(a)	144	113,798
4.20%, 05/01/50	87	69,265
3.63%, 04/01/51(a)	127	92,407

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
LYB International Finance III LLC (continued)
3.80%, 10/01/60(a)	$70	$49,548
Mosaic Co.
4.05%, 11/15/27	171	166,746
5.38%, 11/15/28	50	51,028
5.45%, 11/15/33	214	218,457
Nutrien Ltd.
3.00%, 04/01/25(a)	87	84,451
5.95%, 11/07/25(a)	100	101,737
4.00%, 12/15/26	87	85,065
4.90%, 03/27/28(a)	30	30,270
2.95%, 05/13/30(a)	171	154,430
4.90%, 06/01/43(a)	87	81,203
5.25%, 01/15/45	50	48,564
5.00%, 04/01/49(a)	130	122,953
3.95%, 05/13/50	87	70,881
5.80%, 03/27/53(a)	25	26,725
PPG Industries, Inc.(a)
1.20%, 03/15/26	74	68,399
2.80%, 08/15/29	171	154,644
Rohm and Haas Co., 7.85%, 07/15/29	125	140,718
RPM International, Inc.
2.95%, 01/15/32(a)	86	72,473
5.25%, 06/01/45	87	81,913
Sherwin-Williams Co.
4.25%, 08/08/25	35	34,640
3.95%, 01/15/26	87	85,299
3.45%, 06/01/27(a)	87	83,977
2.95%, 08/15/29(a)	108	99,352
2.20%, 03/15/32	189	157,191
4.50%, 06/01/47(a)	171	156,403
3.80%, 08/15/49	153	122,673
Westlake Corp.
3.60%, 08/15/26(a)	87	84,035
3.38%, 06/15/30	75	67,848
5.00%, 08/15/46	130	118,191
3.13%, 08/15/51(a)	110	72,714

		9,011,866

Commercial Services & Supplies — 0.1%
California Endowment, Series 2021, 2.50%, 04/01/51(a)	84	54,547
Cintas Corp. No. 2
3.45%, 05/01/25(a)	86	84,456
3.70%, 04/01/27(a)	87	85,159
4.00%, 05/01/32	61	58,950
Ford Foundation(a)
Series 2020, 2.42%, 06/01/50	60	39,484
Series 2020, 2.82%, 06/01/70	70	44,621
GATX Corp.
3.25%, 09/15/26(a)	130	123,988
3.85%, 03/30/27(a)	87	83,355
4.70%, 04/01/29(a)	171	169,591
4.90%, 03/15/33	145	141,794
5.45%, 09/15/33(a)	100	100,616
6.05%, 03/15/34	50	51,924
6.90%, 05/01/34(a)	25	27,511
Quanta Services, Inc.(a)
2.90%, 10/01/30	90	78,973
2.35%, 01/15/32	80	66,200
3.05%, 10/01/41	69	50,653

Security	Par (000)	Value

Commercial Services & Supplies (continued)
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	$71	$46,637
UL Solutions, Inc., 6.50%, 10/20/28(a)	25	26,286
Veralto Corp.
5.50%, 09/18/26	75	75,957
5.35%, 09/18/28(a)	75	76,740
5.45%, 09/18/33	75	77,683

		1,565,125

Communications Equipment — 0.1%
Cisco Systems, Inc.
2.95%, 02/28/26	257	248,790
2.50%, 09/20/26(a)	171	163,046
5.90%, 02/15/39	341	378,242
Juniper Networks, Inc.(a)
3.75%, 08/15/29	87	82,511
5.95%, 03/15/41	87	89,215
Motorola Solutions, Inc.
4.60%, 02/23/28(a)	87	86,509
4.60%, 05/23/29(a)	166	164,704
2.30%, 11/15/30(a)	146	123,276
2.75%, 05/24/31	102	87,179

		1,423,472

Construction Materials — 0.1%
Carrier Global Corp.
2.24%, 02/15/25	68	65,895
5.80%, 11/30/25(a)	140	141,862
2.49%, 02/15/27(a)	77	72,399
2.72%, 02/15/30	200	178,933
3.38%, 04/05/40	171	137,579
3.58%, 04/05/50(a)	200	156,446
6.20%, 03/15/54	100	115,597
Eagle Materials, Inc., 2.50%, 07/01/31	67	56,810
Fortune Brands Innovations, Inc.(a)
4.00%, 06/15/25	171	168,010
3.25%, 09/15/29	87	80,400
5.88%, 06/01/33	38	39,700
4.50%, 03/25/52	87	72,996
Johnson Controls International PLC
5.13%, 09/14/45	15	14,348
4.50%, 02/15/47(a)	87	77,775
4.95%, 07/02/64(d)	64	58,164
Johnson Controls International PLC/Tyco Fire & Security Finance SCA(a)
1.75%, 09/15/30	70	58,144
2.00%, 09/16/31	121	100,686
4.90%, 12/01/32	65	65,691
Martin Marietta Materials, Inc.
3.45%, 06/01/27(a)	87	83,270
2.40%, 07/15/31	58	49,203
4.25%, 12/15/47(a)	87	76,275
3.20%, 07/15/51(a)	75	55,694
Series CB, 2.50%, 03/15/30	171	150,548
Masco Corp.(a)
1.50%, 02/15/28	65	56,871
2.00%, 02/15/31	87	71,496
3.13%, 02/15/51	73	50,932
Mohawk Industries, Inc.(a)
5.85%, 09/18/28	50	51,832
3.63%, 05/15/30	75	69,307

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Construction Materials (continued)
Owens Corning
3.88%, 06/01/30	$75	$70,351
4.40%, 01/30/48(a)	171	148,774
Trane Technologies Financing Ltd.
4.65%, 11/01/44(a)	30	27,852
4.50%, 03/21/49	87	80,549
Trane Technologies Global Holding Co. Ltd.,
4.30%, 02/21/48(a)	87	77,147
Vulcan Materials Co.(a)
3.90%, 04/01/27	171	165,501
4.50%, 06/15/47	87	78,028

		3,025,065

Consumer Finance — 0.7%
Ally Financial, Inc.
4.63%, 03/30/25(a)	257	253,576
4.75%, 06/09/27(a)	340	328,086
7.10%, 11/15/27(a)	100	103,935
8.00%, 11/01/31(a)	121	132,555
(1-day SOFR + 2.82%), 6.85%, 01/03/30(b)	50	51,370
American Express Co.
2.25%, 03/04/25	71	68,690
3.95%, 08/01/25	100	98,383
4.90%, 02/13/26	200	200,481
3.13%, 05/20/26	150	144,692
1.65%, 11/04/26	171	157,139
2.55%, 03/04/27(a)	392	367,233
3.30%, 05/03/27	87	83,195
5.85%, 11/05/27(a)	140	145,983
4.05%, 05/03/29(a)	86	85,121
4.05%, 12/03/42(a)	167	150,060
(1-day SOFR + 0.97%), 5.39%, 07/28/27(a)(b)	25	25,287
(1-day SOFR + 1.00%), 4.99%, 05/01/26(b)	80	79,766
(1-day SOFR + 1.28%), 5.28%, 07/27/29(b)	100	102,076
(1-day SOFR + 1.33%), 6.34%, 10/30/26(b)	75	76,467
(1-day SOFR + 1.76%), 4.42%, 08/03/33(b)	100	96,279
(1-day SOFR + 1.84%), 5.04%, 05/01/34(b)	120	119,791
(1-day SOFR + 1.94%), 6.49%, 10/30/31(b)	75	81,335
(1-day SOFR + 2.26%), 4.99%, 05/26/33(b)	100	99,528
Automatic Data Processing, Inc.
1.70%, 05/15/28	100	90,200
1.25%, 09/01/30(a)	341	283,830
Block Financial LLC, 2.50%, 07/15/28	89	79,317
Capital One Financial Corp.
3.20%, 02/05/25(a)	87	84,910
4.25%, 04/30/25(a)	341	335,830
4.20%, 10/29/25(a)	61	59,802
3.75%, 07/28/26(a)	80	76,613
3.75%, 03/09/27	87	83,068
3.65%, 05/11/27(a)	341	325,135
3.80%, 01/31/28	171	162,373
(1-day SOFR + 0.86%), 1.88%, 11/02/27(b)	171	153,809
(1-day SOFR + 1.27%), 2.62%, 11/02/32(a)(b)	87	69,598
(1-day SOFR + 1.29%), 2.64%, 03/03/26(a)(b)	78	74,738
(1-day SOFR + 1.34%), 2.36%, 07/29/32(b)	171	129,551
(1-day SOFR + 1.79%), 3.27%, 03/01/30(b)	118	105,386
(1-day SOFR + 2.06%), 4.93%, 05/10/28(a)(b)	130	127,762
(1-day SOFR + 2.08%), 5.47%, 02/01/29(a)(b)	100	99,704
(1-day SOFR + 2.16%), 4.99%, 07/24/26(a)(b)	50	49,422
(1-day SOFR + 2.44%), 7.15%, 10/29/27(a)(b)	50	51,907
(1-day SOFR + 2.60%), 5.25%, 07/26/30(b)	50	49,127
(1-day SOFR + 2.60%), 5.82%, 02/01/34(a)(b)	90	89,561

Security	Par (000)	Value

Consumer Finance (continued)
Capital One Financial Corp. (continued)
(1-day SOFR + 2.64%), 6.31%, 06/08/29(b)	$40	$41,036
(1-day SOFR + 2.86%), 6.38%, 06/08/34(a)(b)	330	339,635
Discover Financial Services
3.75%, 03/04/25	75	73,260
4.10%, 02/09/27(a)	100	95,961
6.70%, 11/29/32(a)	150	157,131
(1-day SOFR Index + 3.37%), 7.96%, 11/02/34(b)	75	83,436
Equifax, Inc.(a)
5.10%, 12/15/27	70	70,636
5.10%, 06/01/28	40	40,331
2.35%, 09/15/31	171	141,924
Ford Motor Credit Co. LLC
4.13%, 08/04/25	200	194,389
3.38%, 11/13/25(a)	400	382,765
4.39%, 01/08/26	400	388,957
6.95%, 03/06/26	400	409,781
6.95%, 06/10/26	200	205,165
4.54%, 08/01/26	200	193,662
2.70%, 08/10/26(a)	200	185,238
4.95%, 05/28/27(a)	200	195,110
4.13%, 08/17/27	200	189,337
7.35%, 11/04/27	400	421,820
6.80%, 05/12/28(a)	200	208,890
6.80%, 11/07/28(a)	200	209,273
7.35%, 03/06/30(a)	200	214,860
4.00%, 11/13/30	200	179,458
7.12%, 11/07/33	200	215,487
Global Payments, Inc.
4.80%, 04/01/26(a)	87	86,241
2.15%, 01/15/27(a)	86	79,171
3.20%, 08/15/29	87	78,847
5.30%, 08/15/29	35	35,229
2.90%, 05/15/30(a)	200	175,916
2.90%, 11/15/31	69	59,022
5.40%, 08/15/32	200	201,949
4.15%, 08/15/49(a)	62	49,034
5.95%, 08/15/52(a)	25	25,474
Mastercard, Inc.
2.00%, 03/03/25(a)	206	199,571
2.95%, 11/21/26(a)	200	192,879
3.30%, 03/26/27(a)	82	79,517
4.88%, 03/09/28(a)	45	46,383
2.95%, 06/01/29(a)	257	241,903
3.35%, 03/26/30(a)	144	137,330
1.90%, 03/15/31(a)	90	76,776
4.85%, 03/09/33	50	51,633
3.65%, 06/01/49	87	73,396
3.85%, 03/26/50(a)	181	157,868
2.95%, 03/15/51	96	71,177
Moody’s Corp.
3.25%, 01/15/28(a)	130	124,054
2.00%, 08/19/31(a)	73	60,576
2.75%, 08/19/41(a)	63	45,883
3.25%, 05/20/50(a)	71	52,175
3.75%, 02/25/52	74	60,540
3.10%, 11/29/61(a)	81	54,758
PayPal Holdings, Inc.
1.65%, 06/01/25(a)	78	74,444
2.65%, 10/01/26(a)	171	162,408
2.85%, 10/01/29(a)	229	209,463

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
PayPal Holdings, Inc. (continued)
2.30%, 06/01/30(a)	$81	$70,800
4.40%, 06/01/32(a)	90	89,419
3.25%, 06/01/50(a)	102	76,464
5.05%, 06/01/52	90	90,702
5.25%, 06/01/62(a)	90	89,103
S&P Global, Inc.
2.45%, 03/01/27(a)	60	56,577
4.75%, 08/01/28(a)	171	173,881
2.70%, 03/01/29(a)	70	64,724
4.25%, 05/01/29(a)	171	170,324
2.50%, 12/01/29	81	72,908
1.25%, 08/15/30(a)	75	61,390
2.90%, 03/01/32(a)	95	84,795
3.25%, 12/01/49	80	59,844
3.70%, 03/01/52	76	63,066
2.30%, 08/15/60(a)	87	52,074
3.90%, 03/01/62(a)	30	25,087
Synchrony Financial
4.88%, 06/13/25	235	230,986
4.50%, 07/23/25	67	65,449
3.95%, 12/01/27(a)	171	159,913
5.15%, 03/19/29	87	84,476
Visa, Inc.
3.15%, 12/14/25(a)	501	488,810
1.90%, 04/15/27(a)	341	316,955
2.75%, 09/15/27(a)	197	187,537
2.05%, 04/15/30	171	150,254
1.10%, 02/15/31	240	194,498
4.15%, 12/14/35(a)	87	85,277
2.70%, 04/15/40	171	131,934
4.30%, 12/14/45	269	250,622
3.65%, 09/15/47(a)	69	58,233
2.00%, 08/15/50(a)	189	116,707
Western Union Co.(a)
1.35%, 03/15/26	155	142,226
6.20%, 11/17/36	92	95,266

		17,494,131

Consumer Staples Distribution & Retail — 0.4%
Campbell Soup Co.(a)
3.30%, 03/19/25	87	84,886
4.80%, 03/15/48	130	118,409
Costco Wholesale Corp.(a)
3.00%, 05/18/27	257	247,462
1.60%, 04/20/30	257	220,151
1.75%, 04/20/32	87	72,675
Dollar General Corp.
4.63%, 11/01/27(a)	70	69,537
5.20%, 07/05/28(a)	35	35,468
3.50%, 04/03/30	100	92,071
5.00%, 11/01/32(a)	75	74,795
5.45%, 07/05/33(a)	40	40,713
4.13%, 04/03/50	100	79,098
Dollar Tree, Inc.
4.20%, 05/15/28(a)	171	167,233
2.65%, 12/01/31(a)	87	73,922
3.38%, 12/01/51	71	49,179
General Mills, Inc.
3.20%, 02/10/27(a)	87	83,267
4.20%, 04/17/28(a)	171	168,632
5.50%, 10/17/28(a)	55	57,002

Security	Par (000)	Value

Consumer Staples Distribution & Retail (continued)
General Mills, Inc. (continued)
2.88%, 04/15/30(a)	$171	$154,529
2.25%, 10/14/31	121	101,871
4.95%, 03/29/33(a)	30	30,414
3.00%, 02/01/51(a)	180	125,088
Ingredion, Inc., 3.90%, 06/01/50(a)	87	63,648
Kellanova
3.25%, 04/01/26(a)	65	62,996
4.30%, 05/15/28(a)	171	169,278
2.10%, 06/01/30(a)	141	121,081
5.25%, 03/01/33	30	30,757
4.50%, 04/01/46(a)	62	55,420
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40(a)	73	74,841
Kraft Heinz Foods Co.
3.00%, 06/01/26(a)	206	197,900
3.88%, 05/15/27(a)	148	145,162
4.63%, 01/30/29	87	87,479
3.75%, 04/01/30	79	75,479
4.25%, 03/01/31(a)	87	85,221
6.75%, 03/15/32(a)	70	78,807
5.00%, 07/15/35(a)	79	79,413
6.88%, 01/26/39	87	100,299
6.50%, 02/09/40	79	88,642
5.00%, 06/04/42(a)	163	157,010
5.20%, 07/15/45(a)	197	192,694
4.38%, 06/01/46	100	87,279
4.88%, 10/01/49(a)	163	154,445
5.50%, 06/01/50(a)	87	89,672
Kroger Co.
3.50%, 02/01/26(a)	87	84,734
2.65%, 10/15/26(a)	171	161,571
3.70%, 08/01/27	87	84,170
4.50%, 01/15/29(a)	171	169,838
1.70%, 01/15/31(a)	182	147,092
5.15%, 08/01/43(a)	66	63,450
3.88%, 10/15/46	87	68,270
4.65%, 01/15/48(a)	87	77,678
5.40%, 01/15/49(a)	87	86,981
3.95%, 01/15/50	75	61,119
McCormick & Co., Inc.(a)
0.90%, 02/15/26	67	61,680
1.85%, 02/15/31	71	58,055
4.95%, 04/15/33	100	100,371
Sysco Corp.
3.75%, 10/01/25(a)	74	72,205
3.30%, 07/15/26(a)	110	106,176
3.25%, 07/15/27(a)	171	163,451
5.75%, 01/17/29	50	52,084
5.95%, 04/01/30	171	181,744
2.45%, 12/14/31(a)	87	73,414
6.00%, 01/17/34(a)	50	54,125
4.85%, 10/01/45(a)	53	48,780
4.50%, 04/01/46	87	77,194
4.45%, 03/15/48(a)	87	76,286
6.60%, 04/01/50	114	133,790
Target Corp.
2.25%, 04/15/25(a)	243	235,617
2.50%, 04/15/26(a)	87	83,737
1.95%, 01/15/27(a)	74	69,040
3.38%, 04/15/29(a)	171	164,520
2.35%, 02/15/30(a)	169	150,788
2.65%, 09/15/30	199	178,143

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Staples Distribution & Retail (continued)
Target Corp. (continued)
4.50%, 09/15/32(a)	$100	$100,999
4.40%, 01/15/33(a)	150	151,461
7.00%, 01/15/38	174	211,611
3.90%, 11/15/47(a)	87	74,983
4.80%, 01/15/53(a)	150	148,863
Walmart, Inc.
3.90%, 09/09/25(a)	600	594,037
4.00%, 04/15/26	30	29,834
1.05%, 09/17/26(a)	84	77,180
3.95%, 09/09/27(a)	100	99,444
3.90%, 04/15/28(a)	45	44,514
4.00%, 04/15/30(a)	160	159,664
1.80%, 09/22/31(a)	166	140,660
4.15%, 09/09/32(a)	100	99,948
4.10%, 04/15/33(a)	80	79,241
6.50%, 08/15/37	200	241,900
5.63%, 04/01/40(a)	341	378,302
4.05%, 06/29/48(a)	82	74,903
4.50%, 09/09/52	400	388,969
4.50%, 04/15/53	80	77,733
Series M, 2.38%, 09/24/29(a)	33	30,050

		10,694,324

Containers & Packaging — 0.1%
Amcor Finance USA, Inc., 5.63%, 05/26/33(a)	40	41,588
Amcor Flexibles North America, Inc.
4.00%, 05/17/25(a)	67	65,808
2.63%, 06/19/30	70	60,511
2.69%, 05/25/31	72	61,974
Avery Dennison Corp.(a)
2.25%, 02/15/32	87	71,908
5.75%, 03/15/33	90	94,989
Berry Global, Inc.
1.57%, 01/15/26(a)	171	158,858
1.65%, 01/15/27	87	78,328
Packaging Corp. of America
3.00%, 12/15/29(a)	70	63,359
5.70%, 12/01/33	30	31,580
4.05%, 12/15/49	112	91,682
3.05%, 10/01/51(a)	65	45,177
Sonoco Products Co.
1.80%, 02/01/25(a)	341	327,983
2.25%, 02/01/27(a)	277	255,097
2.85%, 02/01/32	171	145,500
WestRock MWV LLC, 8.20%, 01/15/30	74	85,230
WRKCo, Inc.
4.65%, 03/15/26	200	198,621
3.38%, 09/15/27(a)	87	82,103
4.00%, 03/15/28(a)	171	164,895
4.90%, 03/15/29(a)	171	171,936

		2,297,127

Distributors — 0.0%
LKQ Corp., 5.75%, 06/15/28	100	102,347

Diversified Consumer Services — 0.1%
American University, Series 2019, 3.67%, 04/01/49(a)	60	48,529
Brown University, Series A, 2.92%, 09/01/50(a)	75	54,124
California Institute of Technology, 3.65%, 09/01/2119	171	121,779
Duke University Series 2020, 2.68%, 10/01/44(a)	75	55,902

Security	Par (000)	Value

Diversified Consumer Services (continued)
Duke University (continued)
Series 2020, 2.83%, 10/01/55	$88	$59,818
Emory University, Series 2020, 2.97%, 09/01/50	62	44,085
George Washington University
4.87%, 09/15/45(a)	74	71,703
Series 2014, 4.30%, 09/15/44	87	76,051
Series 2018, 4.13%, 09/15/48	58	53,185
Georgetown University
Series 20A, 2.94%, 04/01/50	77	53,081
Series A, 5.22%, 10/01/2118	62	59,161
Series B, 4.32%, 04/01/49	40	35,253
Howard University, Series 22A, 5.21%, 10/01/52(a)	73	66,200
Leland Stanford Junior University(a)
3.65%, 05/01/48	130	112,411
2.41%, 06/01/50	75	49,639
Massachusetts Institute of Technology
3.96%, 07/01/38(a)	98	90,776
3.07%, 04/01/52	27	20,284
5.60%, 07/01/2111(a)	87	99,594
4.68%, 07/01/2114(a)	75	71,127
Series F, 2.99%, 07/01/50	73	54,682
Series G, 2.29%, 07/01/51(a)	56	35,165
Northeastern University, Series 2020, 2.89%, 10/01/50(a)	51	35,759
Northwestern University(a)
Series 2017, 3.66%, 12/01/57	58	46,566
Series 2020, 2.64%, 12/01/50	85	58,762
President and Fellows of Harvard College(a)
3.15%, 07/15/46	62	47,730
2.52%, 10/15/50	71	47,928
3.30%, 07/15/56	121	91,891
Thomas Jefferson University, 3.85%, 11/01/57	72	53,830
Trustees of Boston College, 3.13%, 07/01/52(a)	87	63,526
Trustees of Boston University, Series CC, 4.06%, 10/01/48(a)	35	30,556
Trustees of Princeton University(a)
5.70%, 03/01/39	87	98,008
Series 2020, 2.52%, 07/01/50	74	50,303
Trustees of the University of Pennsylvania(a)
3.61%, 02/15/2119	57	40,766
Series 2020, 2.40%, 10/01/50	52	33,285
University of Chicago, Series C, 2.55%, 04/01/50(a)	73	50,232
University of Miami, Series 2022, 4.06%, 04/01/52	67	57,232
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48	82	66,214
University of Southern California
2.81%, 10/01/50	71	49,684
4.98%, 10/01/53	75	77,381
Series 21A, 2.95%, 10/01/51	87	61,280
Series A, 3.23%, 10/01/2120(a)	69	42,609
Washington University(a)
4.35%, 04/15/2122	83	70,247
Series 2022, 3.52%, 04/15/54	75	59,673
William Marsh Rice University, 3.77%, 05/15/55(a)	85	70,122
Yale University
Series 2020, 1.48%, 04/15/30	54	45,133
Series 2020, 2.40%, 04/15/50(a)	62	40,663

		2,721,929

Diversified REITs — 0.3%
American Tower Corp.
2.95%, 01/15/25	87	84,878
2.40%, 03/15/25	102	98,540

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified REITs (continued)
American Tower Corp. (continued)
4.40%, 02/15/26(a)	$30	$29,616
1.60%, 04/15/26	89	82,267
1.45%, 09/15/26	64	58,309
3.38%, 10/15/26(a)	87	83,339
2.75%, 01/15/27(a)	76	71,238
3.65%, 03/15/27(a)	69	66,366
5.50%, 03/15/28(a)	70	71,547
5.25%, 07/15/28	40	40,627
5.80%, 11/15/28(a)	85	88,299
3.95%, 03/15/29	87	83,014
3.80%, 08/15/29(a)	87	82,593
2.90%, 01/15/30	93	82,761
2.10%, 06/15/30	141	118,273
2.70%, 04/15/31	104	89,306
2.30%, 09/15/31(a)	124	102,527
4.05%, 03/15/32(a)	79	73,965
5.65%, 03/15/33(a)	70	72,743
5.55%, 07/15/33	40	41,385
5.90%, 11/15/33	100	105,872
3.70%, 10/15/49(a)	75	56,774
3.10%, 06/15/50	82	55,890
2.95%, 01/15/51(a)	200	133,291
Broadstone Net Lease LLC, 2.60%, 09/15/31	100	77,483
Crown Castle, Inc.
3.70%, 06/15/26(a)	71	68,514
1.05%, 07/15/26(a)	341	307,645
4.00%, 03/01/27	171	165,279
2.90%, 03/15/27(a)	70	65,461
5.00%, 01/11/28	65	64,745
3.80%, 02/15/28	341	323,922
4.80%, 09/01/28	50	49,335
5.60%, 06/01/29	75	76,688
2.25%, 01/15/31	171	141,598
5.10%, 05/01/33	55	54,443
5.80%, 03/01/34	65	67,275
2.90%, 04/01/41(a)	141	100,631
4.00%, 11/15/49(a)	102	80,325
4.15%, 07/01/50	150	120,999
Digital Realty Trust LP(a)
3.70%, 08/15/27	171	164,903
5.55%, 01/15/28	285	290,325
3.60%, 07/01/29	130	121,906
EPR Properties
4.50%, 04/01/25(a)	70	68,670
4.75%, 12/15/26	75	71,757
4.50%, 06/01/27(a)	75	70,725
4.95%, 04/15/28	75	71,102
3.75%, 08/15/29	75	65,954
Equinix, Inc.
1.25%, 07/15/25	82	77,137
1.00%, 09/15/25	171	159,518
1.45%, 05/15/26(a)	70	64,670
2.90%, 11/18/26	71	67,426
1.55%, 03/15/28(a)	144	126,317
2.00%, 05/15/28(a)	67	59,757
3.20%, 11/18/29(a)	81	74,393
2.15%, 07/15/30(a)	87	73,709
2.50%, 05/15/31	152	129,021
3.00%, 07/15/50(a)	71	48,183
3.40%, 02/15/52	140	102,500

Security	Par (000)	Value

Diversified REITs (continued)
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/25	$71	$70,751
5.30%, 01/15/29(a)	171	170,011
4.00%, 01/15/30	169	154,209
3.25%, 01/15/32(a)	63	53,188
Prologis LP(a)
3.25%, 06/30/26	87	84,086
2.13%, 04/15/27	30	27,712
4.88%, 06/15/28	45	45,573
2.88%, 11/15/29	93	84,424
2.25%, 04/15/30	213	186,199
1.75%, 07/01/30	82	68,395
1.25%, 10/15/30	65	52,515
1.75%, 02/01/31	64	53,149
4.63%, 01/15/33	135	135,599
4.75%, 06/15/33	40	40,541
5.13%, 01/15/34	50	51,603
3.00%, 04/15/50	95	68,063
5.25%, 06/15/53	140	146,132
Rayonier LP, 2.75%, 05/17/31	124	103,418
Rexford Industrial Realty LP
5.00%, 06/15/28(a)	30	29,970
2.13%, 12/01/30	71	58,040
2.15%, 09/01/31	79	63,232
Safehold GL Holdings LLC, 2.80%, 06/15/31(a)	60	49,300
Sun Communities Operating LP
2.30%, 11/01/28	79	69,095
2.70%, 07/15/31	128	106,656
4.20%, 04/15/32(a)	69	62,920
5.70%, 01/15/33	20	20,246
VICI Properties LP
4.38%, 05/15/25	71	69,774
4.75%, 02/15/28(a)	117	114,539
4.95%, 02/15/30(a)	105	101,884
5.13%, 05/15/32(a)	118	115,027
5.63%, 05/15/52(a)	61	58,487
Weyerhaeuser Co.
4.75%, 05/15/26	60	59,711
4.00%, 11/15/29	171	163,366
7.38%, 03/15/32(a)	80	92,837
3.38%, 03/09/33(a)	90	79,887
4.00%, 03/09/52	55	45,259
WP Carey, Inc.
3.85%, 07/15/29	82	76,938
2.45%, 02/01/32(a)	118	95,847

		8,674,319

Diversified Telecommunication Services — 0.7%
AT&T, Inc.
3.88%, 01/15/26(a)	200	195,816
4.25%, 03/01/27(a)	500	494,405
2.30%, 06/01/27(a)	450	417,687
1.65%, 02/01/28(a)	300	267,150
4.30%, 02/15/30(a)	300	293,762
2.75%, 06/01/31	341	298,947
2.25%, 02/01/32	400	330,775
2.55%, 12/01/33	200	163,004
5.40%, 02/15/34(a)	125	128,916
4.50%, 05/15/35	655	620,429
4.90%, 08/15/37(a)	375	362,185
4.85%, 03/01/39	300	287,052
3.50%, 06/01/41	250	198,520
4.65%, 06/01/44	125	111,270

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
4.75%, 05/15/46(a)	$500	$451,928
4.50%, 03/09/48	500	436,157
3.65%, 06/01/51(a)	200	150,614
3.50%, 09/15/53	511	370,836
3.55%, 09/15/55	974	700,284
3.80%, 12/01/57	778	578,320
3.65%, 09/15/59	520	372,680
3.85%, 06/01/60(a)	200	149,134
Bell Telephone Co. of Canada or Bell Canada
5.10%, 05/11/33(a)	60	61,568
4.46%, 04/01/48(a)	100	89,828
4.30%, 07/29/49(a)	67	57,303
3.65%, 08/15/52	67	51,705
Series US-5, 2.15%, 02/15/32(a)	87	72,292
Series US-6, 3.20%, 02/15/52	86	60,663
British Telecommunications PLC, 9.63%, 12/15/30	300	371,219
Deutsche Telekom International Finance BV, 8.75%, 06/15/30(a)	300	361,308
Sprint Capital Corp.
6.88%, 11/15/28(a)	200	216,706
8.75%, 03/15/32	300	370,279
Telefonica Emisiones SA
7.05%, 06/20/36	185	209,262
4.67%, 03/06/38(a)	150	137,168
5.21%, 03/08/47	283	262,215
4.90%, 03/06/48	160	141,023
Telefonica Europe BV, 8.25%, 09/15/30(a)	75	87,780
TELUS Corp.
3.40%, 05/13/32	90	80,134
4.60%, 11/16/48(a)	70	62,472
4.30%, 06/15/49	87	72,579
Verizon Communications, Inc.
3.38%, 02/15/25	257	252,178
0.85%, 11/20/25	249	231,386
1.45%, 03/20/26(a)	122	113,642
2.63%, 08/15/26	155	147,632
4.13%, 03/16/27(a)	350	344,854
3.00%, 03/22/27	200	190,145
2.10%, 03/22/28	140	126,645
4.33%, 09/21/28(a)	369	365,036
3.88%, 02/08/29(a)	341	330,593
4.02%, 12/03/29	350	338,411
3.15%, 03/22/30	171	156,296
1.68%, 10/30/30(a)	341	280,900
2.55%, 03/21/31(a)	377	325,068
2.36%, 03/15/32(a)	695	578,081
5.05%, 05/09/33(a)	55	56,107
4.50%, 08/10/33(a)	300	292,639
4.40%, 11/01/34(a)	257	247,256
4.81%, 03/15/39	104	100,549
2.65%, 11/20/40	287	206,789
3.40%, 03/22/41(a)	429	341,502
2.85%, 09/03/41	112	82,741
4.75%, 11/01/41(a)	511	496,229
3.85%, 11/01/42(a)	87	72,820
4.86%, 08/21/46(a)	341	325,333
4.00%, 03/22/50	171	142,106
2.88%, 11/20/50(a)	427	290,309
3.55%, 03/22/51(a)	336	258,887
3.88%, 03/01/52(a)	118	95,584

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
2.99%, 10/30/56(a)	$211	$140,072
3.00%, 11/20/60(a)	275	180,267
3.70%, 03/22/61(a)	403	307,872

		17,563,304

Electric Utilities — 2.0%
AEP Texas, Inc.
3.95%, 06/01/28	87	83,707
4.70%, 05/15/32	70	68,360
5.25%, 05/15/52(a)	70	67,608
AEP Transmission Co. LLC
3.10%, 12/01/26(a)	87	83,586
3.80%, 06/15/49	171	135,833
3.15%, 09/15/49	71	50,923
5.40%, 03/15/53	40	41,564
Series M, 3.65%, 04/01/50(a)	87	68,527
Series N, 2.75%, 08/15/51	71	45,950
Series O, 4.50%, 06/15/52	50	45,142
AES Corp.
1.38%, 01/15/26(a)	171	158,223
5.45%, 06/01/28	60	60,990
2.45%, 01/15/31(a)	87	73,083
Alabama Power Co.
3.75%, 09/01/27(a)	100	97,922
3.94%, 09/01/32(a)	100	95,346
5.85%, 11/15/33(a)	25	26,877
6.13%, 05/15/38	171	184,060
3.75%, 03/01/45(a)	87	70,681
4.30%, 01/02/46(a)	87	75,592
3.45%, 10/01/49(a)	65	48,834
3.13%, 07/15/51(a)	104	73,584
Series 20-A, 1.45%, 09/15/30	51	41,159
Ameren Corp.
5.70%, 12/01/26	50	51,129
1.95%, 03/15/27(a)	133	121,805
5.00%, 01/15/29(a)	50	50,224
3.50%, 01/15/31(a)	171	156,017
Ameren Illinois Co.
3.85%, 09/01/32(a)	90	83,884
4.15%, 03/15/46(a)	87	74,982
3.25%, 03/15/50	53	39,035
5.90%, 12/01/52(a)	50	55,951
American Electric Power Co., Inc.
5.75%, 11/01/27	100	103,408
5.20%, 01/15/29	75	76,010
2.30%, 03/01/30	75	64,034
5.95%, 11/01/32(a)	100	106,733
5.63%, 03/01/33(a)	32	33,337
Series J, 4.30%, 12/01/28(a)	87	85,059
Series N, 1.00%, 11/01/25(a)	87	80,744
Appalachian Power Co.
4.40%, 05/15/44	87	72,411
Series BB, 4.50%, 08/01/32(a)	100	96,255
Series Z, 3.70%, 05/01/50	70	52,358
Arizona Public Service Co.
3.15%, 05/15/25(a)	87	84,628
2.60%, 08/15/29(a)	87	77,724
6.35%, 12/15/32(a)	100	108,542
5.55%, 08/01/33	50	51,663
5.05%, 09/01/41(a)	87	82,271
4.50%, 04/01/42	71	61,885

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Arizona Public Service Co. (continued)
4.20%, 08/15/48	$87	$69,549
3.50%, 12/01/49	64	45,578
Avista Corp., 4.35%, 06/01/48	104	87,747
Baltimore Gas and Electric Co.
2.40%, 08/15/26	171	161,356
2.25%, 06/15/31(a)	81	68,967
6.35%, 10/01/36	87	95,693
3.50%, 08/15/46	121	92,524
3.20%, 09/15/49(a)	80	58,181
2.90%, 06/15/50	79	53,653
4.55%, 06/01/52	30	27,488
5.40%, 06/01/53	35	36,114
Berkshire Hathaway Energy Co.
3.50%, 02/01/25	82	80,706
4.05%, 04/15/25	341	337,135
3.25%, 04/15/28	87	82,625
3.70%, 07/15/30	87	82,264
1.65%, 05/15/31	146	117,086
6.13%, 04/01/36	87	94,277
5.95%, 05/15/37	171	181,781
5.15%, 11/15/43	87	85,603
4.50%, 02/01/45(a)	71	65,661
3.80%, 07/15/48	87	68,481
4.45%, 01/15/49	87	76,192
4.25%, 10/15/50(a)	71	60,164
2.85%, 05/15/51	71	47,961
4.60%, 05/01/53(a)	71	63,203
Black Hills Corp.
3.95%, 01/15/26	70	68,324
5.95%, 03/15/28(a)	100	103,584
3.05%, 10/15/29	73	65,582
2.50%, 06/15/30	55	46,219
4.35%, 05/01/33(a)	71	65,398
CenterPoint Energy Houston Electric LLC
5.20%, 10/01/28	50	51,580
4.95%, 04/01/33(a)	100	101,794
3.55%, 08/01/42(a)	74	60,034
3.95%, 03/01/48(a)	87	73,836
5.30%, 04/01/53	30	31,367
Sereis AJ, 4.85%, 10/01/52	50	48,677
Series AF, 3.35%, 04/01/51	87	66,063
Series AG, 3.00%, 03/01/32(a)	70	61,952
Series AH, 3.60%, 03/01/52	50	39,664
Series AI, 4.45%, 10/01/32(a)	40	39,302
CenterPoint Energy, Inc.
1.45%, 06/01/26	84	77,337
5.25%, 08/10/26(a)	25	25,215
2.65%, 06/01/31(a)	140	119,367
Cleco Corporate Holdings LLC, 3.74%, 05/01/26	87	83,919
CMS Energy Corp., 3.45%, 08/15/27(a)	171	162,866
Commonwealth Edison Co.
2.55%, 06/15/26	87	82,810
4.90%, 02/01/33(a)	30	30,356
5.90%, 03/15/36	50	54,027
6.45%, 01/15/38(a)	100	110,113
3.70%, 03/01/45(a)	87	70,168
3.65%, 06/15/46(a)	130	102,540
3.00%, 03/01/50(a)	87	60,611
5.30%, 02/01/53	40	40,615
Series 127, 3.20%, 11/15/49	105	75,324
Series 130, 3.13%, 03/15/51	71	50,259

Security	Par (000)	Value

Electric Utilities (continued)
Commonwealth Edison Co. (continued)
Series 131, 2.75%, 09/01/51	$87	$56,501
Series 133, 3.85%, 03/15/52(a)	141	113,959
Connecticut Light and Power Co.
4.90%, 07/01/33	25	25,187
4.30%, 04/15/44	100	88,140
5.25%, 01/15/53(a)	100	102,054
Series A, 3.20%, 03/15/27	87	83,580
Series A, 2.05%, 07/01/31(a)	140	116,112
Consolidated Edison Co. of New York, Inc.
3.80%, 05/15/28	87	84,190
2.40%, 06/15/31(a)	171	147,648
5.20%, 03/01/33(a)	50	51,680
5.50%, 03/15/34(a)	50	52,438
3.95%, 03/01/43	53	45,057
4.45%, 03/15/44	87	77,896
4.50%, 12/01/45(a)	87	77,463
3.85%, 06/15/46(a)	171	139,040
3.20%, 12/01/51	60	42,419
6.15%, 11/15/52	50	56,576
5.90%, 11/15/53	50	54,984
4.63%, 12/01/54	100	89,725
3.70%, 11/15/59	70	52,204
3.60%, 06/15/61(a)	130	97,441
Series 12-A, 4.20%, 03/15/42	71	61,357
Series 20A, 3.35%, 04/01/30(a)	257	239,628
Series 20B, 3.95%, 04/01/50(a)	171	142,700
Series C, 4.30%, 12/01/56(a)	87	72,272
Series C, 4.00%, 11/15/57(a)	130	107,455
Series D, 4.00%, 12/01/28(a)	87	85,047
Series E, 4.65%, 12/01/48	87	78,726
Constellation Energy Generation LLC
3.25%, 06/01/25	500	485,616
5.60%, 03/01/28	50	51,497
5.80%, 03/01/33	50	52,554
6.13%, 01/15/34	25	26,752
6.25%, 10/01/39	123	131,504
5.75%, 10/01/41(a)	87	86,697
6.50%, 10/01/53	100	112,771
Consumers Energy Co.
4.65%, 03/01/28(a)	200	201,264
4.90%, 02/15/29(a)	100	101,746
4.63%, 05/15/33	100	99,831
4.35%, 04/15/49(a)	171	153,764
3.10%, 08/15/50(a)	75	55,179
2.65%, 08/15/52(a)	38	25,107
4.20%, 09/01/52	25	21,994
2.50%, 05/01/60(a)	181	110,524
Dominion Energy South Carolina, Inc.
5.45%, 02/01/41	171	173,318
6.25%, 10/15/53	50	57,643
Series A, 2.30%, 12/01/31(a)	70	58,282
Dominion Energy, Inc.
3.90%, 10/01/25	341	334,517
5.38%, 11/15/32(a)	50	51,344
7.00%, 06/15/38(a)	87	98,039
Series A, 1.45%, 04/15/26	70	64,885
Series A, 4.35%, 08/15/32(a)	50	48,270
Series B, 4.85%, 08/15/52(a)	50	45,967
Series C, 3.38%, 04/01/30(a)	257	236,599
Series C, 2.25%, 08/15/31(a)	82	67,912
Series C, 3.30%, 04/15/41	75	57,286

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Dominion Energy, Inc. (continued)
Series C, 4.90%, 08/01/41	$50	$46,175
DTE Electric Co.
5.20%, 04/01/33	40	41,551
3.70%, 03/15/45	51	41,581
3.70%, 06/01/46(a)	87	69,863
3.75%, 08/15/47	70	55,952
5.40%, 04/01/53(a)	40	41,985
Series A, 1.90%, 04/01/28	87	78,265
Series A, 3.00%, 03/01/32(a)	61	54,034
Series A, 4.00%, 04/01/43	53	45,611
Series A, 4.05%, 05/15/48	87	73,672
Series B, 3.25%, 04/01/51	71	51,945
Series B, 3.65%, 03/01/52(a)	63	49,658
DTE Energy Co.
4.88%, 06/01/28	200	201,734
Series C, 3.40%, 06/15/29(a)	120	112,154
Series F, 1.05%, 06/01/25	154	145,103
Duke Energy Carolinas LLC
2.45%, 08/15/29(a)	87	77,309
2.45%, 02/01/30(a)	71	62,730
2.55%, 04/15/31(a)	75	64,993
2.85%, 03/15/32	97	84,551
4.95%, 01/15/33(a)	160	162,963
6.10%, 06/01/37(a)	87	93,441
6.05%, 04/15/38	74	80,186
5.30%, 02/15/40(a)	87	87,954
4.25%, 12/15/41	171	151,052
4.00%, 09/30/42(a)	87	74,533
3.70%, 12/01/47	87	68,214
3.95%, 03/15/48(a)	71	58,412
3.45%, 04/15/51	75	56,496
3.55%, 03/15/52(a)	78	59,748
5.35%, 01/15/53(a)	150	153,547
5.40%, 01/15/54	42	43,276
Series A, 6.00%, 12/01/28(a)	87	91,840
Duke Energy Corp.
0.90%, 09/15/25	243	226,742
5.00%, 12/08/25(a)	65	65,120
2.65%, 09/01/26(a)	87	82,554
3.15%, 08/15/27	87	82,219
5.00%, 12/08/27(a)	170	171,848
4.30%, 03/15/28(a)	90	88,731
2.45%, 06/01/30	89	77,588
4.50%, 08/15/32	100	96,795
5.75%, 09/15/33(a)	75	79,336
3.30%, 06/15/41	121	92,609
4.80%, 12/15/45(a)	87	79,123
3.75%, 09/01/46(a)	100	77,049
3.95%, 08/15/47(a)	87	69,157
4.20%, 06/15/49	87	70,760
5.00%, 08/15/52	100	93,347
6.10%, 09/15/53	75	81,228
(5-year CMT + 2.32%), 3.25%, 01/15/82(b)	109	84,284
Duke Energy Florida LLC
2.50%, 12/01/29	59	52,603
1.75%, 06/15/30	82	68,397
2.40%, 12/15/31	141	118,958
5.88%, 11/15/33	35	37,728
6.40%, 06/15/38	200	223,700
3.40%, 10/01/46(a)	87	65,184
3.00%, 12/15/51	65	44,352
6.20%, 11/15/53	50	57,180

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Indiana LLC(a)
3.75%, 05/15/46	$87	$69,189
5.40%, 04/01/53	50	50,908
Series WWW, 4.90%, 07/15/43	87	83,514
Duke Energy Ohio, Inc.
5.25%, 04/01/33	35	36,057
3.70%, 06/15/46	87	67,958
Duke Energy Progress LLC
3.70%, 09/01/28(a)	65	63,084
3.45%, 03/15/29	87	82,974
2.00%, 08/15/31(a)	74	61,065
3.40%, 04/01/32(a)	67	60,560
5.25%, 03/15/33	30	30,920
4.10%, 05/15/42	53	45,691
4.10%, 03/15/43(a)	87	74,173
4.38%, 03/30/44	74	65,260
4.15%, 12/01/44(a)	87	74,039
4.20%, 08/15/45	87	74,335
3.70%, 10/15/46	87	67,653
2.50%, 08/15/50	87	54,652
2.90%, 08/15/51	74	49,948
4.00%, 04/01/52	55	45,195
5.35%, 03/15/53	50	50,649
Edison International
4.70%, 08/15/25(a)	340	335,787
4.13%, 03/15/28	171	165,126
5.25%, 11/15/28	25	25,154
6.95%, 11/15/29	45	48,835
El Paso Electric Co., 6.00%, 05/15/35(a)	87	88,775
Emera U.S. Finance LP
3.55%, 06/15/26	185	178,244
2.64%, 06/15/31	155	127,079
4.75%, 06/15/46	62	51,008
Entergy Arkansas LLC
3.50%, 04/01/26	65	63,144
5.15%, 01/15/33(a)	50	50,972
5.30%, 09/15/33(a)	50	51,183
2.65%, 06/15/51	75	47,152
3.35%, 06/15/52(a)	87	63,000
Entergy Corp.
0.90%, 09/15/25(a)	116	107,863
2.95%, 09/01/26	171	162,358
1.90%, 06/15/28	71	62,884
2.80%, 06/15/30(a)	79	69,516
2.40%, 06/15/31(a)	104	87,032
3.75%, 06/15/50(a)	71	53,545
Entergy Louisiana LLC
1.60%, 12/15/30(a)	82	65,697
4.00%, 03/15/33	87	81,051
4.20%, 09/01/48	87	72,230
4.20%, 04/01/50(a)	171	144,400
4.75%, 09/15/52	50	45,958
Entergy Mississippi LLC
2.85%, 06/01/28	87	80,301
5.00%, 09/01/33	20	20,122
3.85%, 06/01/49	87	69,695
Entergy Texas, Inc.
5.00%, 09/15/52(a)	50	47,495
5.80%, 09/01/53	25	26,848
Evergy Kansas Central, Inc.
2.55%, 07/01/26(a)	62	58,729
5.90%, 11/15/33	25	26,744
4.25%, 12/01/45	171	144,987

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Evergy Kansas Central, Inc. (continued)
3.25%, 09/01/49	$87	$61,265
3.45%, 04/15/50	87	63,534
5.70%, 03/15/53(a)	20	20,875
Evergy Metro, Inc.
3.65%, 08/15/25	53	51,833
4.95%, 04/15/33	30	29,985
Evergy, Inc., 2.90%, 09/15/29(a)	87	78,696
Eversource Energy
4.75%, 05/15/26(a)	30	29,840
2.90%, 03/01/27(a)	67	63,428
5.45%, 03/01/28(a)	95	97,642
5.95%, 02/01/29(a)	75	78,544
2.55%, 03/15/31(a)	87	73,459
3.38%, 03/01/32	67	59,290
5.13%, 05/15/33(a)	40	40,202
3.45%, 01/15/50(a)	71	51,239
Series H, 3.15%, 01/15/25(a)	66	64,275
Series M, 3.30%, 01/15/28(a)	257	243,350
Series Q, 0.80%, 08/15/25(a)	140	130,430
Series R, 1.65%, 08/15/30	140	113,603
Series U, 1.40%, 08/15/26(a)	87	79,323
Exelon Corp.
3.95%, 06/15/25	130	127,764
3.40%, 04/15/26(a)	130	125,849
5.15%, 03/15/28	35	35,575
4.05%, 04/15/30	171	163,128
3.35%, 03/15/32(a)	200	178,770
5.30%, 03/15/33	70	71,438
5.10%, 06/15/45	87	82,605
4.70%, 04/15/50(a)	87	78,272
5.60%, 03/15/53	70	71,122
Series WI, 2.75%, 03/15/27	53	49,913
Series WI, 4.10%, 03/15/52	86	69,527
Florida Power & Light Co.
2.85%, 04/01/25	63	61,514
3.13%, 12/01/25	87	84,565
4.45%, 05/15/26	25	25,022
5.05%, 04/01/28	40	40,886
4.40%, 05/15/28(a)	35	35,056
4.63%, 05/15/30	35	35,227
2.45%, 02/03/32	150	128,807
5.10%, 04/01/33(a)	70	72,238
4.80%, 05/15/33(a)	25	25,280
5.95%, 02/01/38(a)	50	54,702
5.69%, 03/01/40	87	93,655
5.25%, 02/01/41	87	88,662
4.13%, 02/01/42	87	78,297
4.05%, 10/01/44(a)	130	113,682
3.70%, 12/01/47	71	57,395
3.95%, 03/01/48	87	73,928
4.13%, 06/01/48	87	75,974
3.99%, 03/01/49	87	74,496
2.88%, 12/04/51(a)	200	138,538
5.30%, 04/01/53(a)	50	52,268
Fortis, Inc./Canada, 3.06%, 10/04/26	171	162,324
Georgia Power Co.(a)
4.65%, 05/16/28	100	100,764
4.70%, 05/15/32	90	89,628
4.95%, 05/17/33	100	100,807
4.30%, 03/15/42	121	106,976
5.13%, 05/15/52	90	89,036
Series B, 2.65%, 09/15/29	171	154,829

Security	Par (000)	Value

Electric Utilities (continued)
Georgia Power Co.(a) (continued)
Series B, 3.70%, 01/30/50	$171	$134,990
Idaho Power Co.
5.50%, 03/15/53	20	20,620
5.80%, 04/01/54	25	26,703
Indiana Michigan Power Co.
6.05%, 03/15/37	62	66,113
4.25%, 08/15/48(a)	87	72,938
5.63%, 04/01/53	35	36,718
Series K, 4.55%, 03/15/46	54	48,289
Series L, 3.75%, 07/01/47(a)	171	130,982
Interstate Power and Light Co.
4.10%, 09/26/28	75	72,781
5.70%, 10/15/33	25	26,325
3.70%, 09/15/46	87	66,663
3.50%, 09/30/49(a)	78	57,749
IPALCO Enterprises, Inc., 4.25%, 05/01/30	171	157,991
ITC Holdings Corp., 3.25%, 06/30/26(a)	171	164,391
Kentucky Utilities Co.
5.45%, 04/15/33	20	20,774
4.38%, 10/01/45	171	147,379
3.30%, 06/01/50(a)	75	54,869
MidAmerican Energy Co.
3.65%, 04/15/29	87	83,121
5.35%, 01/15/34(a)	25	26,342
4.80%, 09/15/43	87	81,862
3.65%, 08/01/48(a)	87	68,904
4.25%, 07/15/49	107	93,112
3.15%, 04/15/50	87	62,004
2.70%, 08/01/52	75	48,443
5.85%, 09/15/54	100	110,630
Mississippi Power Co.(a)
Series 12-A, 4.25%, 03/15/42	87	74,016
Series B, 3.10%, 07/30/51	87	58,371
National Grid PLC, 5.60%, 06/12/28(a)	100	103,027
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25	87	84,750
1.88%, 02/07/25	87	83,983
3.45%, 06/15/25(a)	70	68,541
5.60%, 11/13/26(a)	25	25,654
3.40%, 02/07/28(a)	341	326,803
4.80%, 03/15/28	125	126,425
5.05%, 09/15/28(a)	50	51,297
2.40%, 03/15/30(a)	144	124,960
2.75%, 04/15/32	87	73,315
4.02%, 11/01/32(a)	107	99,683
4.15%, 12/15/32(a)	30	28,466
5.80%, 01/15/33	50	52,949
4.30%, 03/15/49	87	75,393
Nevada Power Co.
6.00%, 03/15/54	50	54,854
Series DD, 2.40%, 05/01/30	71	61,544
Series EE, 3.13%, 08/01/50(a)	71	49,185
Series GG, 5.90%, 05/01/53(a)	50	53,468
NextEra Energy Capital Holdings, Inc.
4.45%, 06/20/25(a)	200	198,244
1.88%, 01/15/27(a)	154	141,627
3.55%, 05/01/27(a)	171	164,675
4.63%, 07/15/27(a)	200	199,638
4.90%, 02/28/28(a)	150	151,415
1.90%, 06/15/28(a)	119	105,598
2.75%, 11/01/29	86	77,061
5.00%, 02/28/30(a)	150	151,589

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
NextEra Energy Capital Holdings, Inc. (continued)
2.25%, 06/01/30(a)	$300	$256,629
2.44%, 01/15/32(a)	86	72,064
5.00%, 07/15/32(a)	135	135,666
5.05%, 02/28/33(a)	150	150,280
3.00%, 01/15/52(a)	96	64,246
5.25%, 02/28/53	150	147,327
Northern States Power Co.
2.25%, 04/01/31(a)	55	47,176
3.40%, 08/15/42(a)	70	55,534
4.00%, 08/15/45	85	70,323
2.90%, 03/01/50(a)	79	55,341
3.20%, 04/01/52	80	58,958
4.50%, 06/01/52	69	63,422
5.10%, 05/15/53	40	40,326
NSTAR Electric Co., 4.55%, 06/01/52	79	71,926
Oglethorpe Power Corp.
4.50%, 04/01/47	61	51,674
5.05%, 10/01/48	41	37,679
3.75%, 08/01/50	87	65,354
5.25%, 09/01/50	60	56,602
6.20%, 12/01/53(c)	50	53,626
Ohio Power Co.
4.15%, 04/01/48	71	59,173
Series Q, 1.63%, 01/15/31	76	61,682
Series R, 2.90%, 10/01/51(a)	76	51,467
Oklahoma Gas and Electric Co.(a)
3.25%, 04/01/30	171	155,842
5.40%, 01/15/33	100	103,967
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25(a)	100	93,045
3.70%, 11/15/28(a)	62	59,765
2.75%, 05/15/30(a)	171	152,960
4.55%, 09/15/32(a)	75	74,301
5.65%, 11/15/33(c)	55	58,593
5.25%, 09/30/40(a)	87	88,911
5.30%, 06/01/42(a)	75	80,085
3.75%, 04/01/45	87	72,111
3.80%, 06/01/49	171	139,827
3.10%, 09/15/49	86	61,516
2.70%, 11/15/51(a)	74	48,832
4.95%, 09/15/52	50	49,158
Pacific Gas and Electric Co.
4.95%, 06/08/25	100	99,344
3.15%, 01/01/26(a)	341	327,078
2.95%, 03/01/26(a)	100	94,717
5.45%, 06/15/27(a)	100	100,806
2.10%, 08/01/27	102	91,926
3.30%, 12/01/27(a)	345	321,995
3.00%, 06/15/28	109	99,338
3.75%, 07/01/28(a)	171	160,174
6.10%, 01/15/29	30	31,044
4.20%, 03/01/29	130	122,858
4.55%, 07/01/30(a)	341	324,761
2.50%, 02/01/31(a)	257	211,997
4.40%, 03/01/32	137	126,723
5.90%, 06/15/32(a)	100	101,680
6.15%, 01/15/33	115	119,194
6.40%, 06/15/33	40	42,089
6.95%, 03/15/34	90	98,857
4.50%, 07/01/40(a)	141	119,185
3.30%, 08/01/40(a)	154	112,691
4.20%, 06/01/41	78	62,237

Security	Par (000)	Value

Electric Utilities (continued)
Pacific Gas and Electric Co. (continued)
4.75%, 02/15/44	$87	$72,594
4.30%, 03/15/45(a)	74	57,904
3.95%, 12/01/47(a)	150	109,665
4.95%, 07/01/50	204	174,255
3.50%, 08/01/50(a)	155	107,008
5.25%, 03/01/52	200	177,704
6.75%, 01/15/53	135	146,842
6.70%, 04/01/53(a)	35	37,975
PacifiCorp.
3.50%, 06/15/29(a)	300	281,529
5.25%, 06/15/35(a)	87	87,245
6.35%, 07/15/38(a)	257	277,049
4.10%, 02/01/42(a)	87	71,924
4.15%, 02/15/50(a)	87	70,362
2.90%, 06/15/52(a)	74	47,580
5.35%, 12/01/53(a)	100	96,107
5.50%, 05/15/54	80	78,489
PECO Energy Co.
4.90%, 06/15/33	54	54,898
3.00%, 09/15/49	69	49,047
3.05%, 03/15/51	63	44,564
2.85%, 09/15/51	82	55,134
4.38%, 08/15/52(a)	50	44,968
Potomac Electric Power Co.
6.50%, 11/15/37	100	114,760
4.15%, 03/15/43(a)	87	77,484
PPL Electric Utilities Corp.
5.00%, 05/15/33(a)	100	102,213
4.75%, 07/15/43(a)	87	81,213
3.00%, 10/01/49(a)	60	42,950
5.25%, 05/15/53	100	103,063
Progress Energy, Inc., 7.75%, 03/01/31(a)	50	57,685
Public Service Co. of Colorado
3.70%, 06/15/28	171	164,315
3.60%, 09/15/42(a)	87	68,617
4.30%, 03/15/44	75	64,600
3.80%, 06/15/47	171	135,541
5.25%, 04/01/53	200	199,078
Series 35, 1.90%, 01/15/31	140	116,263
Series 38, 4.10%, 06/01/32(a)	80	76,634
Public Service Co. of New Hampshire
5.35%, 10/01/33(a)	25	26,181
5.15%, 01/15/53	45	45,549
Public Service Co. of Oklahoma
5.25%, 01/15/33	100	100,695
Series J, 2.20%, 08/15/31(a)	87	72,117
Series K, 3.15%, 08/15/51(a)	70	47,766
Public Service Electric and Gas Co.
3.20%, 05/15/29(a)	87	81,112
2.45%, 01/15/30(a)	71	62,802
1.90%, 08/15/31(a)	141	115,702
4.90%, 12/15/32(a)	100	101,450
4.65%, 03/15/33(a)	35	35,004
3.95%, 05/01/42(a)	50	42,809
3.65%, 09/01/42(a)	50	41,645
3.80%, 03/01/46(a)	214	176,949
3.85%, 05/01/49(a)	87	72,303
3.15%, 01/01/50(a)	71	52,270
3.00%, 03/01/51	71	50,826
5.45%, 08/01/53(a)	100	107,915
Public Service Enterprise Group, Inc.
0.80%, 08/15/25	341	318,685

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Public Service Enterprise Group, Inc. (continued)
5.88%, 10/15/28(a)	$50	$52,391
6.13%, 10/15/33	50	53,737
Puget Energy, Inc.
3.65%, 05/15/25(a)	87	84,761
2.38%, 06/15/28	71	63,461
4.10%, 06/15/30	87	79,712
4.22%, 03/15/32	61	55,180
Puget Sound Energy, Inc.
5.80%, 03/15/40(a)	87	90,474
4.22%, 06/15/48	87	73,122
5.45%, 06/01/53	100	103,801
San Diego Gas & Electric Co.
4.95%, 08/15/28(a)	100	102,050
4.15%, 05/15/48	171	145,528
5.35%, 04/01/53(a)	95	96,111
Series VVV, 1.70%, 10/01/30(a)	87	71,853
Series WWW, 2.95%, 08/15/51(a)	100	70,380
Sempra
3.30%, 04/01/25(a)	60	58,537
5.40%, 08/01/26(a)	50	50,655
3.40%, 02/01/28(a)	341	324,976
3.70%, 04/01/29(a)	86	81,933
5.50%, 08/01/33(a)	50	51,823
3.80%, 02/01/38	171	146,015
4.00%, 02/01/48	171	140,546
(5-year CMT + 2.87%), 4.13%, 04/01/52(b)	87	74,661
Sierra Pacific Power Co.
2.60%, 05/01/26	214	203,790
5.90%, 03/15/54(c)	75	79,384
Southern California Edison Co.
4.90%, 06/01/26	30	30,130
5.85%, 11/01/27(a)	50	52,211
5.30%, 03/01/28(a)	200	205,267
2.25%, 06/01/30(a)	171	146,748
5.95%, 11/01/32(a)	40	42,973
6.00%, 01/15/34(a)	257	281,797
5.50%, 03/15/40(a)	50	50,593
4.50%, 09/01/40(a)	171	153,461
4.65%, 10/01/43	62	56,569
4.00%, 04/01/47(a)	171	139,391
3.65%, 02/01/50(a)	71	54,963
3.45%, 02/01/52(a)	70	51,059
5.88%, 12/01/53(a)	40	43,003
Series 08-A, 5.95%, 02/01/38(a)	87	91,195
Series B, 4.88%, 03/01/49	87	79,712
Series C, 4.20%, 06/01/25(a)	59	58,290
Series C, 3.60%, 02/01/45(a)	87	67,581
Series C, 4.13%, 03/01/48	100	83,941
Series D, 4.70%, 06/01/27(a)	65	65,382
Series E, 3.70%, 08/01/25	341	334,016
Series E, 5.45%, 06/01/52	100	99,458
Series G, 2.50%, 06/01/31(a)	166	142,135
Series H, 3.65%, 06/01/51	76	57,249
Southern Co.
5.15%, 10/06/25(a)	100	100,214
3.25%, 07/01/26(a)	387	373,324
4.85%, 06/15/28(a)	60	60,441
5.50%, 03/15/29(a)	25	26,013
5.20%, 06/15/33(a)	60	61,204
5.70%, 03/15/34(a)	25	26,288
4.40%, 07/01/46	130	114,456

Security	Par (000)	Value

Electric Utilities (continued)
Southern Co. (continued)
Series B, (5-year CMT + 3.73%), 4.00%, 01/15/51(a)(b)	$171	$162,594
Southern Power Co.(a)
5.25%, 07/15/43	87	82,026
Series F, 4.95%, 12/15/46	171	153,495
Southwestern Electric Power Co.
5.30%, 04/01/33(a)	25	25,000
3.25%, 11/01/51	71	47,843
Series L, 3.85%, 02/01/48	100	75,002
Series M, 4.10%, 09/15/28(a)	171	165,408
Southwestern Public Service Co.
3.70%, 08/15/47	87	66,069
3.75%, 06/15/49(a)	71	54,171
Series 8, 3.15%, 05/01/50	71	48,701
Tampa Electric Co.
4.10%, 06/15/42(a)	87	73,572
4.30%, 06/15/48	71	59,510
4.45%, 06/15/49	64	55,001
3.63%, 06/15/50	80	60,238
5.00%, 07/15/52	35	33,281
Toledo Edison Co., 6.15%, 05/15/37	74	79,801
Tucson Electric Power Co.
3.25%, 05/15/32(a)	87	77,430
4.85%, 12/01/48(a)	87	78,758
5.50%, 04/15/53	100	101,874
Union Electric Co.
2.95%, 06/15/27(a)	171	162,859
2.15%, 03/15/32(a)	171	141,609
4.00%, 04/01/48	171	140,671
3.25%, 10/01/49(a)	87	60,794
5.45%, 03/15/53(a)	100	103,100
Virginia Electric and Power Co.
2.30%, 11/15/31(a)	87	73,071
2.40%, 03/30/32	70	58,906
5.00%, 04/01/33(a)	45	45,512
5.30%, 08/15/33	50	51,491
4.00%, 01/15/43	87	74,204
4.45%, 02/15/44(a)	112	99,839
4.60%, 12/01/48	81	73,112
3.30%, 12/01/49(a)	71	52,021
2.95%, 11/15/51(a)	87	59,173
5.45%, 04/01/53	100	102,962
5.70%, 08/15/53(a)	50	52,981
Series A, 3.15%, 01/15/26(a)	97	94,014
Series A, 3.50%, 03/15/27	130	125,647
Series A, 3.80%, 04/01/28	87	84,370
Series A, 2.88%, 07/15/29	60	55,119
Series A, 6.00%, 05/15/37	87	93,517
Series B, 3.75%, 05/15/27(a)	78	76,154
Series B, 6.00%, 01/15/36	171	183,482
Series B, 3.80%, 09/15/47	87	69,361
Series C, 4.00%, 11/15/46	75	62,088
Series C, 4.63%, 05/15/52	61	54,915
Series D, 4.65%, 08/15/43	87	79,597
WEC Energy Group, Inc.(a)
4.75%, 01/09/26	120	119,529
5.60%, 09/12/26	25	25,444
5.15%, 10/01/27	100	101,453
4.75%, 01/15/28	100	99,977
Wisconsin Electric Power Co.(a)
1.70%, 06/15/28	86	76,394

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Wisconsin Electric Power Co.(a) (continued)
4.75%, 09/30/32	$80	$80,566
Wisconsin Power and Light Co.
3.00%, 07/01/29	171	158,405
1.95%, 09/16/31(a)	66	53,581
3.95%, 09/01/32	100	94,711
Wisconsin Public Service Corp.
5.35%, 11/10/25(a)	150	151,162
3.30%, 09/01/49(a)	109	79,416
2.85%, 12/01/51	82	54,074
Xcel Energy, Inc.
3.30%, 06/01/25(a)	74	72,182
3.35%, 12/01/26	87	83,726
1.75%, 03/15/27(a)	87	79,336
4.00%, 06/15/28(a)	171	166,847
2.60%, 12/01/29(a)	70	62,707
2.35%, 11/15/31(a)	71	58,591
4.60%, 06/01/32	83	80,914
5.45%, 08/15/33	100	103,127
3.50%, 12/01/49	70	51,501

		53,594,339

Electrical Equipment — 0.0%
Eaton Corp.(a)
3.10%, 09/15/27	118	112,986
4.15%, 03/15/33	100	97,838
4.15%, 11/02/42	87	79,722
4.70%, 08/23/52	60	59,073
Emerson Electric Co.
2.00%, 12/21/28(a)	87	77,965
2.20%, 12/21/31(a)	75	64,088
2.75%, 10/15/50(a)	171	116,960
2.80%, 12/21/51	58	39,849
Regal Rexnord Corp.(c)
6.05%, 04/15/28	20	20,246
6.30%, 02/15/30(a)	200	205,182
6.40%, 04/15/33(a)	100	104,227

		978,136

Electronic Equipment, Instruments & Components — 0.2%
Allegion PLC, 3.50%, 10/01/29	87	80,375
Allegion U.S. Holding Co., Inc., 5.41%, 07/01/32	40	41,026
Amphenol Corp.
2.80%, 02/15/30	171	155,698
2.20%, 09/15/31(a)	82	68,998
Arrow Electronics, Inc.
4.00%, 04/01/25	87	85,320
2.95%, 02/15/32	71	60,011
Avnet, Inc.
6.25%, 03/15/28	40	41,432
3.00%, 05/15/31	87	73,369
5.50%, 06/01/32(a)	70	69,256
CDW LLC/CDW Finance Corp.(a)
2.67%, 12/01/26	140	131,001
4.25%, 04/01/28	71	67,995
3.25%, 02/15/29	79	72,237
3.57%, 12/01/31	140	124,085
Corning, Inc.
4.75%, 03/15/42	50	46,559
5.35%, 11/15/48(a)	50	49,896
3.90%, 11/15/49	87	69,897
4.38%, 11/15/57(a)	130	113,570
5.45%, 11/15/79	87	83,970

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Flex Ltd.
6.00%, 01/15/28(a)	$200	$206,328
4.88%, 06/15/29	87	85,451
Fortive Corp., 3.15%, 06/15/26	87	83,444
Honeywell International, Inc.
1.35%, 06/01/25	233	222,433
1.10%, 03/01/27(a)	171	155,119
4.95%, 02/15/28(a)	100	102,914
4.25%, 01/15/29(a)	40	40,084
2.70%, 08/15/29(a)	257	237,560
1.95%, 06/01/30	171	148,119
1.75%, 09/01/31(a)	171	142,676
5.00%, 02/15/33	100	104,610
4.50%, 01/15/34(a)	40	40,203
3.81%, 11/21/47	87	74,647
2.80%, 06/01/50	76	57,755
Jabil, Inc.
1.70%, 04/15/26(a)	146	135,216
4.25%, 05/15/27	80	77,921
Keysight Technologies, Inc., 3.00%, 10/30/29	140	127,253
TD SYNNEX Corp.
1.75%, 08/09/26	171	155,005
2.65%, 08/09/31(a)	87	70,278
Teledyne Technologies, Inc., 2.75%, 04/01/31	171	148,780
Trimble, Inc., 6.10%, 03/15/33	100	107,020
Tyco Electronics Group SA(a)
4.50%, 02/13/26	50	49,828
2.50%, 02/04/32	60	51,908
Vontier Corp., 1.80%, 04/01/26	104	95,649

		4,154,896

Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC, 5.13%, 09/15/40(a)	74	74,739
Baker Hughes Holdings LLC/Baker Hughes Co.- Obligor, Inc.
2.06%, 12/15/26	119	111,366
3.34%, 12/15/27(a)	79	75,493
3.14%, 11/07/29	82	76,279
4.08%, 12/15/47(a)	257	217,383
Halliburton Co.
3.80%, 11/15/25	165	161,689
4.85%, 11/15/35(a)	171	168,295
4.50%, 11/15/41	50	45,169
4.75%, 08/01/43	214	200,660
5.00%, 11/15/45(a)	200	194,099
NOV, Inc.(a)
3.60%, 12/01/29	171	158,094
3.95%, 12/01/42	53	40,769
Schlumberger Investment SA
4.50%, 05/15/28	40	40,393
4.85%, 05/15/33	40	40,595

		1,605,023

Environmental, Maintenance & Security Service — 0.1%
Nature Conservancy, Series A, 3.96%, 03/01/52	75	66,043
Republic Services, Inc.
3.20%, 03/15/25(a)	87	84,966
2.90%, 07/01/26(a)	85	81,597
3.95%, 05/15/28(a)	300	294,063
4.88%, 04/01/29	50	50,932
1.45%, 02/15/31(a)	153	124,114
1.75%, 02/15/32(a)	171	139,187
2.38%, 03/15/33(a)	257	214,791

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental, Maintenance & Security Service (continued)
Republic Services, Inc. (continued)
5.00%, 12/15/33	$40	$40,841
Waste Connections, Inc.
2.60%, 02/01/30(a)	150	134,575
2.20%, 01/15/32(a)	171	142,743
3.20%, 06/01/32(a)	73	65,595
4.20%, 01/15/33	100	97,097
Waste Management, Inc.
0.75%, 11/15/25	171	158,849
3.15%, 11/15/27(a)	171	163,687
4.88%, 02/15/29(a)	75	76,754
2.00%, 06/01/29	86	76,542
4.63%, 02/15/30(a)	100	101,129
1.50%, 03/15/31	171	139,746
4.63%, 02/15/33	100	100,314
4.88%, 02/15/34	75	76,503
2.95%, 06/01/41(a)	100	77,935
4.15%, 07/15/49(a)	87	78,509

		2,586,512

Financial Services — 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
6.50%, 07/15/25(a)	345	349,371
1.75%, 01/30/26	345	320,376
3.65%, 07/21/27(a)	345	327,805
5.75%, 06/06/28	150	153,516
3.00%, 10/29/28	427	389,846
3.30%, 01/30/32	400	348,132
3.40%, 10/29/33(a)	195	167,441
3.85%, 10/29/41(a)	150	120,808
Air Lease Corp.
2.30%, 02/01/25(a)	67	64,639
3.25%, 03/01/25	341	332,058
3.38%, 07/01/25(a)	171	165,511
2.88%, 01/15/26(a)	171	162,905
1.88%, 08/15/26	55	50,590
3.63%, 12/01/27(a)	70	66,195
5.30%, 02/01/28(a)	200	202,203
2.10%, 09/01/28(a)	87	76,137
3.25%, 10/01/29	87	78,588
3.00%, 02/01/30(a)	71	62,989
2.88%, 01/15/32(a)	200	169,232
Aircastle Ltd., 4.25%, 06/15/26(a)	87	84,053
Andrew W Mellon Foundation, Series 2020, 0.95%, 08/01/27	83	73,152
Apollo Global Management, Inc., 6.38%, 11/15/33	25	26,928
Cboe Global Markets, Inc., 3.00%, 03/16/32(a)	121	107,231
CME Group, Inc.
3.00%, 03/15/25(a)	214	209,482
2.65%, 03/15/32	69	61,338
5.30%, 09/15/43	171	181,504
4.15%, 06/15/48	70	63,436
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	300	290,935
Hercules Capital, Inc., 3.38%, 01/20/27	70	63,694
Intercontinental Exchange, Inc.
3.65%, 05/23/25(a)	82	80,401
3.75%, 12/01/25	192	188,786
3.10%, 09/15/27	100	95,071
4.00%, 09/15/27	150	147,483
3.75%, 09/21/28(a)	200	193,991
2.10%, 06/15/30	133	114,335

Security	Par (000)	Value

Financial Services (continued)
Intercontinental Exchange, Inc. (continued)
1.85%, 09/15/32(a)	$158	$126,360
4.60%, 03/15/33(a)	137	136,209
2.65%, 09/15/40(a)	171	127,264
4.25%, 09/21/48(a)	87	77,987
3.00%, 06/15/50	76	54,230
4.95%, 06/15/52(a)	114	113,562
3.00%, 09/15/60	145	97,748
5.20%, 06/15/62	130	132,864
ORIX Corp.(a)
5.00%, 09/13/27	100	100,885
2.25%, 03/09/31	87	73,741
4.00%, 04/13/32	67	62,960
5.20%, 09/13/32	100	103,578
Radian Group, Inc.(a)
6.63%, 03/15/25	50	50,192
4.88%, 03/15/27	50	48,330
Voya Financial, Inc.(a)
3.65%, 06/15/26	62	59,954
5.70%, 07/15/43	87	85,071

		7,041,097

Food Products — 0.2%
Archer-Daniels-Midland Co.
2.50%, 08/11/26(a)	300	285,706
2.90%, 03/01/32	67	59,560
4.50%, 08/15/33(a)	100	100,003
4.54%, 03/26/42(a)	37	34,157
4.02%, 04/16/43(a)	66	56,650
3.75%, 09/15/47(a)	171	141,131
Bunge Ltd. Finance Corp.
3.75%, 09/25/27(a)	171	164,781
2.75%, 05/14/31	121	105,315
Conagra Brands, Inc.
5.30%, 10/01/26	50	50,616
1.38%, 11/01/27	77	67,574
5.40%, 11/01/48	87	84,248
Class F4, 4.60%, 11/01/25(a)	171	169,317
Class F4, 5.30%, 11/01/38	171	167,407
Flowers Foods, Inc., 2.40%, 03/15/31	60	50,359
Hershey Co.(a)
2.45%, 11/15/29	87	78,781
3.13%, 11/15/49	87	66,387
Hormel Foods Corp.
1.70%, 06/03/28(a)	223	200,621
3.05%, 06/03/51	87	62,985
J M Smucker Co.
3.50%, 03/15/25	214	209,831
5.90%, 11/15/28(a)	75	78,856
6.20%, 11/15/33	75	81,801
4.25%, 03/15/35(a)	87	80,855
6.50%, 11/15/43(a)	40	44,560
4.38%, 03/15/45	87	76,151
3.55%, 03/15/50(a)	70	51,508
6.50%, 11/15/53	125	144,155
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL(c)
6.75%, 03/15/34(a)	50	52,681
7.25%, 11/15/53	50	54,332
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.13%, 02/01/28	100	99,445
5.50%, 01/15/30(a)	500	491,388

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food Products (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA
Finance, Inc. (continued)
3.00%, 05/15/32	$250	$203,540
5.75%, 04/01/33	100	99,059
6.50%, 12/01/52(a)	250	251,375
Mondelez International, Inc.
1.50%, 05/04/25	62	59,100
2.63%, 03/17/27(a)	341	321,635
2.75%, 04/13/30(a)	160	144,517
1.50%, 02/04/31	100	81,481
1.88%, 10/15/32(a)	87	70,922
2.63%, 09/04/50	70	47,017
Pilgrim’s Pride Corp.
4.25%, 04/15/31	100	90,322
3.50%, 03/01/32	150	126,813
6.25%, 07/01/33(a)	125	128,615
Tyson Foods, Inc.
3.55%, 06/02/27	171	163,010
4.88%, 08/15/34(a)	70	67,859
5.15%, 08/15/44	87	79,788
4.55%, 06/02/47(a)	87	72,915
5.10%, 09/28/48(a)	150	136,029

		5,555,158

Gas Utilities — 0.1%
Atmos Energy Corp.
2.63%, 09/15/29(a)	74	67,378
1.50%, 01/15/31(a)	171	139,036
5.90%, 11/15/33(a)	50	54,247
4.15%, 01/15/43(a)	74	66,869
4.30%, 10/01/48(a)	87	77,486
4.13%, 03/15/49(a)	107	91,910
3.38%, 09/15/49	110	83,830
5.75%, 10/15/52(a)	50	54,941
CenterPoint Energy Resources Corp.
5.25%, 03/01/28(a)	140	143,563
1.75%, 10/01/30(a)	91	75,555
4.40%, 07/01/32(a)	100	97,159
5.40%, 03/01/33(a)	100	104,349
5.85%, 01/15/41	87	91,262
National Fuel Gas Co.
5.50%, 10/01/26	20	20,030
2.95%, 03/01/31	87	72,827
NiSource, Inc.
0.95%, 08/15/25(a)	149	139,324
3.49%, 05/15/27	171	164,630
1.70%, 02/15/31(a)	79	64,007
5.95%, 06/15/41	56	58,384
5.25%, 02/15/43(a)	75	72,840
4.80%, 02/15/44(a)	87	79,473
5.65%, 02/01/45	87	87,371
4.38%, 05/15/47(a)	87	74,994
3.95%, 03/30/48	87	70,267
5.00%, 06/15/52	50	46,729
ONE Gas, Inc., 4.66%, 02/01/44	87	78,397
Piedmont Natural Gas Co., Inc.
2.50%, 03/15/31(a)	87	74,285
5.40%, 06/15/33(a)	40	41,125
3.35%, 06/01/50(a)	71	49,100
5.05%, 05/15/52	100	92,776
Southern California Gas Co.
2.95%, 04/15/27	110	104,329
5.20%, 06/01/33(a)	40	41,131

Security	Par (000)	Value

Gas Utilities (continued)
Southern California Gas Co. (continued)
6.35%, 11/15/52	$20	$22,867
5.75%, 06/01/53(a)	40	42,030
Series TT, 2.60%, 06/15/26	214	204,126
Series UU, 4.13%, 06/01/48(a)	87	73,225
Series XX, 2.55%, 02/01/30(a)	171	150,343
Southern Co. Gas Capital Corp.
5.75%, 09/15/33	50	52,500
3.95%, 10/01/46	130	100,708
4.40%, 05/30/47	100	84,789
Series 20-A, 1.75%, 01/15/31(a)	87	71,136
Southwest Gas Corp.(a)
5.80%, 12/01/27	100	102,848
2.20%, 06/15/30	171	145,530
4.05%, 03/15/32	75	70,274
Washington Gas Light Co., 3.65%, 09/15/49(a)	87	65,230

		3,765,210

Ground Transportation — 0.4%
Burlington Northern Santa Fe LLC
3.65%, 09/01/25(a)	130	127,663
7.00%, 12/15/25(a)	87	90,853
3.25%, 06/15/27(a)	300	289,154
5.40%, 06/01/41(a)	50	52,356
4.40%, 03/15/42(a)	53	48,927
4.38%, 09/01/42	87	80,056
4.45%, 03/15/43	70	65,009
5.15%, 09/01/43	87	88,957
4.90%, 04/01/44(a)	87	85,822
4.55%, 09/01/44	87	81,176
4.15%, 04/01/45	87	77,231
4.70%, 09/01/45	87	83,345
3.90%, 08/01/46	141	119,786
4.13%, 06/15/47(a)	87	76,412
4.05%, 06/15/48	60	51,901
4.15%, 12/15/48(a)	87	76,571
3.05%, 02/15/51	71	51,293
3.30%, 09/15/51(a)	171	129,898
4.45%, 01/15/53(a)	200	188,495
5.20%, 04/15/54(a)	120	124,891
Canadian National Railway Co.
2.75%, 03/01/26(a)	97	93,421
3.85%, 08/05/32(a)	100	95,140
3.20%, 08/02/46(a)	140	108,209
3.65%, 02/03/48	57	47,330
2.45%, 05/01/50	81	53,169
4.40%, 08/05/52(a)	80	75,103
Canadian Pacific Railway Co.
2.90%, 02/01/25	171	166,850
1.75%, 12/02/26	72	66,408
2.88%, 11/15/29(a)	63	56,737
7.13%, 10/15/31(a)	87	98,656
2.45%, 12/02/31(a)	119	110,355
4.80%, 09/15/35	87	85,328
3.00%, 12/02/41	73	65,150
4.80%, 08/01/45	191	179,237
4.70%, 05/01/48	87	78,945
3.50%, 05/01/50(a)	87	66,792
3.10%, 12/02/51(a)	103	74,398
4.20%, 11/15/69(a)	78	64,615
6.13%, 09/15/2115	87	97,048
CSX Corp.
3.35%, 11/01/25(a)	87	84,724

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ground Transportation (continued)
CSX Corp. (continued)
3.25%, 06/01/27	$341	$328,582
3.80%, 03/01/28	227	222,965
2.40%, 02/15/30(a)	87	76,851
4.10%, 11/15/32	50	48,619
5.20%, 11/15/33(a)	100	104,277
4.75%, 05/30/42(a)	189	180,332
4.30%, 03/01/48	130	115,743
3.35%, 09/15/49	75	56,691
3.80%, 04/15/50(a)	96	78,256
3.95%, 05/01/50(a)	79	66,086
2.50%, 05/15/51(a)	75	48,344
4.50%, 11/15/52	50	46,399
4.50%, 08/01/54(a)	87	80,097
4.65%, 03/01/68	137	125,673
JB Hunt Transport Services, Inc., 3.88%, 03/01/26	171	167,572
Norfolk Southern Corp.
3.15%, 06/01/27(a)	153	146,156
2.55%, 11/01/29	58	52,097
5.05%, 08/01/30	175	179,168
3.00%, 03/15/32(a)	81	72,020
4.45%, 03/01/33(a)	150	148,047
5.55%, 03/15/34(a)	50	52,807
3.95%, 10/01/42	74	63,065
4.45%, 06/15/45	87	77,865
3.94%, 11/01/47	80	66,733
4.15%, 02/28/48(a)	87	74,683
3.40%, 11/01/49	59	44,636
3.05%, 05/15/50	105	74,683
2.90%, 08/25/51(a)	74	50,400
3.70%, 03/15/53(a)	58	45,974
4.55%, 06/01/53	40	36,524
5.35%, 08/01/54	140	145,493
3.16%, 05/15/55(a)	171	120,028
5.95%, 03/15/64	75	83,681
4.10%, 05/15/2121(a)	50	37,648
Ryder System, Inc.
1.75%, 09/01/26(a)	86	79,237
2.85%, 03/01/27(a)	57	53,584
4.30%, 06/15/27(a)	60	58,626
5.65%, 03/01/28	50	51,497
5.25%, 06/01/28(a)	40	40,520
6.30%, 12/01/28	50	53,013
6.60%, 12/01/33	45	49,891
Union Pacific Corp.
3.25%, 08/15/25(a)	87	85,031
4.75%, 02/21/26(a)	200	201,239
2.75%, 03/01/26(a)	171	164,633
2.15%, 02/05/27(a)	57	53,191
3.95%, 09/10/28(a)	171	169,544
3.70%, 03/01/29(a)	171	166,926
2.38%, 05/20/31(a)	221	192,112
2.80%, 02/14/32(a)	64	56,778
4.50%, 01/20/33(a)	100	100,568
3.38%, 02/01/35(a)	87	76,864
3.60%, 09/15/37(a)	214	191,492
3.20%, 05/20/41	75	59,969
3.38%, 02/14/42(a)	82	66,946
4.05%, 11/15/45	87	73,909
4.05%, 03/01/46	74	63,228
4.50%, 09/10/48	87	79,157
3.25%, 02/05/50(a)	189	144,779

Security	Par (000)	Value

Ground Transportation (continued)
Union Pacific Corp. (continued)
3.80%, 10/01/51	$87	$72,765
2.95%, 03/10/52	59	41,844
3.50%, 02/14/53	89	70,484
4.95%, 05/15/53	200	204,180
3.95%, 08/15/59	135	110,193
3.84%, 03/20/60(a)	249	203,120
3.55%, 05/20/61	100	75,104
3.80%, 04/06/71(a)	141	111,325
3.85%, 02/14/72(a)	69	54,799

		10,352,154

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories
3.88%, 09/15/25(a)	45	44,536
3.75%, 11/30/26	243	239,414
1.15%, 01/30/28(a)	92	82,012
1.40%, 06/30/30(a)	79	66,844
4.75%, 11/30/36	384	393,320
5.30%, 05/27/40(a)	87	93,153
4.75%, 04/15/43(a)	87	88,429
4.90%, 11/30/46	250	255,446
Agilent Technologies, Inc.(a)
2.75%, 09/15/29	111	101,460
2.30%, 03/12/31	118	102,366
Baxter International, Inc.
2.60%, 08/15/26	127	119,719
2.27%, 12/01/28(a)	309	276,591
3.95%, 04/01/30	87	82,399
3.50%, 08/15/46	87	63,470
3.13%, 12/01/51(a)	79	54,323
Becton Dickinson & Co.
3.70%, 06/06/27	279	270,364
4.69%, 02/13/28(a)	95	95,404
2.82%, 05/20/30	82	73,289
1.96%, 02/11/31(a)	185	154,168
4.30%, 08/22/32	80	77,176
4.69%, 12/15/44(a)	107	99,988
4.67%, 06/06/47(a)	87	81,239
3.79%, 05/20/50(a)	37	30,143
Boston Scientific Corp.(a)
2.65%, 06/01/30	171	152,685
4.55%, 03/01/39	130	123,757
4.70%, 03/01/49	93	89,371
Danaher Corp.(a)
3.35%, 09/15/25	75	73,305
4.38%, 09/15/45	75	69,510
2.60%, 10/01/50	87	58,292
2.80%, 12/10/51	140	96,954
DH Europe Finance II SARL
2.60%, 11/15/29	79	71,502
3.25%, 11/15/39	71	58,885
3.40%, 11/15/49(a)	117	92,361
GE HealthCare Technologies, Inc.
5.60%, 11/15/25	150	151,330
5.65%, 11/15/27(a)	200	207,010
6.38%, 11/22/52	100	116,114
Koninklijke Philips NV, 5.00%, 03/15/42	87	79,462
Medtronic Global Holdings SCA
4.25%, 03/30/28	35	34,847
4.50%, 03/30/33(a)	70	70,023
Medtronic, Inc., 4.38%, 03/15/35(a)	362	353,275

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Revvity, Inc.(a)
1.90%, 09/15/28	$90	$77,890
2.25%, 09/15/31	219	179,568
STERIS Irish FinCo UnLtd Co., 2.70%, 03/15/31	216	185,829
Stryker Corp.
3.38%, 11/01/25(a)	100	97,334
3.50%, 03/15/26(a)	87	84,869
4.85%, 12/08/28	50	50,573
4.63%, 03/15/46(a)	214	204,755
2.90%, 06/15/50(a)	87	62,941
Thermo Fisher Scientific, Inc.
4.95%, 08/10/26	100	101,347
5.00%, 12/05/26(a)	50	50,751
4.80%, 11/21/27(a)	65	66,216
1.75%, 10/15/28	67	59,767
5.00%, 01/31/29(a)	100	102,645
2.60%, 10/01/29	168	153,008
4.98%, 08/10/30(a)	65	66,590
2.00%, 10/15/31(a)	87	73,303
4.95%, 11/21/32(a)	95	98,035
5.09%, 08/10/33(a)	80	83,383
5.20%, 01/31/34(a)	50	52,345
2.80%, 10/15/41(a)	243	184,436
5.40%, 08/10/43(a)	40	42,306
4.10%, 08/15/47(a)	87	77,679
Zimmer Biomet Holdings, Inc.(a)
5.35%, 12/01/28	50	51,512
2.60%, 11/24/31	189	161,479
4.45%, 08/15/45	87	76,465

		7,288,962

Health Care Providers & Services — 0.8%
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51(a)	73	49,800
Adventist Health System, 3.63%, 03/01/49	70	52,957
Advocate Health & Hospitals Corp.
4.27%, 08/15/48	80	71,938
3.39%, 10/15/49	79	60,900
Aetna, Inc.
6.75%, 12/15/37(a)	225	252,406
4.50%, 05/15/42	87	76,212
4.75%, 03/15/44	76	68,269
AHS Hospital Corp., Series 2021, 2.78%, 07/01/51(a)	82	54,698
Allina Health System, Series 2021, 2.90%, 11/15/51(a)	70	47,167
Ascension Health(a)
3.95%, 11/15/46	157	135,199
Series B, 2.53%, 11/15/29	53	47,311
Series B, 3.11%, 11/15/39	52	40,802
Banner Health
2.91%, 01/01/42	76	56,173
2.91%, 01/01/51(a)	78	53,170
Series 2020, 3.18%, 01/01/50(a)	63	46,613
Baptist Healthcare System Obligated Group,
Series 20B, 3.54%, 08/15/50	65	47,958
BayCare Health System, Inc., Series 2020, 3.83%, 11/15/50(a)	72	59,667
Baylor Scott & White Holdings(a)
Series 2021, 1.78%, 11/15/30	63	52,433
Series 2021, 2.84%, 11/15/50	203	140,231

Security	Par (000)	Value

Health Care Providers & Services (continued)
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51	$86	$55,266
Bon Secours Mercy Health, Inc.
3.46%, 06/01/30(a)	70	63,903
Series 2018, 4.30%, 07/01/28(a)	64	62,541
Series 20-2, 3.21%, 06/01/50	60	42,378
Cardinal Health, Inc.(a)
3.75%, 09/15/25	87	85,013
4.60%, 03/15/43	50	44,633
4.37%, 06/15/47	87	74,433
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50	80	56,861
Cedars-Sinai Health System, Series 2021, 2.29%, 08/15/31(a)	70	58,218
Cencora, Inc.(a)
3.45%, 12/15/27	130	125,241
2.80%, 05/15/30	71	63,657
2.70%, 03/15/31	87	76,304
4.25%, 03/01/45	87	76,344
Centene Corp.(a)
2.45%, 07/15/28	450	400,770
4.63%, 12/15/29	700	671,109
3.00%, 10/15/30	200	173,209
2.50%, 03/01/31	350	291,606
Children’s Health System of Texas, 2.51%, 08/15/50	71	44,372
Children’s Hospital Corp., Series 2017, 4.12%, 01/01/47(a)	70	61,477
Children’s Hospital of Philadelphia, Series 2020, 2.70%, 07/01/50	51	34,372
CHRISTUS Health, Series C, 4.34%, 07/01/28(a)	55	53,734
CommonSpirit Health
1.55%, 10/01/25	64	59,930
3.35%, 10/01/29	194	177,133
2.78%, 10/01/30	78	67,631
4.19%, 10/01/49(a)	71	59,829
6.46%, 11/01/52(a)	69	80,801
Community Health Network, Inc., Series 20-A, 3.10%, 05/01/50	75	50,352
Corewell Health Obligated Group, Series 19A, 3.49%, 07/15/49	85	64,882
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49	46	34,631
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48(a)	74	58,516
Dignity Health, 5.27%, 11/01/64(a)	74	68,372
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/47(a)	61	52,029
Elevance Health, Inc.
2.38%, 01/15/25(a)	57	55,355
5.35%, 10/15/25(a)	40	40,280
1.50%, 03/15/26(a)	170	158,560
3.65%, 12/01/27	171	165,867
2.25%, 05/15/30(a)	136	117,748
2.55%, 03/15/31(a)	121	105,061
4.10%, 05/15/32	61	58,254
5.50%, 10/15/32	100	104,568
4.75%, 02/15/33(a)	120	120,041
4.63%, 05/15/42	150	139,206
5.10%, 01/15/44	155	151,726
4.65%, 08/15/44	62	57,339
4.38%, 12/01/47(a)	171	152,320

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Elevance Health, Inc. (continued)
4.55%, 03/01/48	$80	$72,858
3.70%, 09/15/49(a)	150	118,383
3.13%, 05/15/50(a)	146	105,203
3.60%, 03/15/51(a)	170	133,199
4.55%, 05/15/52(a)	61	55,653
5.13%, 02/15/53(a)	150	150,193
Hackensack Meridian Health, Inc.(a)
Series 2020, 2.68%, 09/01/41	69	49,132
Series 2020, 2.88%, 09/01/50	136	94,193
Hartford HealthCare Corp., 3.45%, 07/01/54(a)	62	44,181
HCA, Inc.
5.25%, 04/15/25(a)	171	170,801
5.25%, 06/15/26(a)	171	171,834
5.38%, 09/01/26	200	200,918
4.50%, 02/15/27(a)	500	494,108
3.13%, 03/15/27(a)	78	73,939
5.20%, 06/01/28(a)	40	40,410
5.63%, 09/01/28(a)	250	255,842
5.88%, 02/01/29	250	258,063
4.13%, 06/15/29	130	124,295
3.50%, 09/01/30	200	181,305
2.38%, 07/15/31(a)	171	140,899
3.63%, 03/15/32(a)	100	89,417
5.50%, 06/01/33(a)	80	81,256
5.13%, 06/15/39	171	162,947
5.50%, 06/15/47(a)	171	164,625
5.25%, 06/15/49(a)	214	198,927
3.50%, 07/15/51(a)	155	109,147
4.63%, 03/15/52(a)	100	85,041
5.90%, 06/01/53(a)	75	76,879
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52(a)	70	57,440
Humana, Inc.
1.35%, 02/03/27	132	119,047
5.75%, 03/01/28(a)	60	62,348
5.75%, 12/01/28	25	26,132
3.70%, 03/23/29(a)	62	59,558
3.13%, 08/15/29(a)	87	80,533
2.15%, 02/03/32	81	66,606
5.88%, 03/01/33(a)	50	53,265
5.95%, 03/15/34	25	26,758
4.63%, 12/01/42(a)	171	155,839
4.95%, 10/01/44	87	82,255
4.80%, 03/15/47	70	65,073
Indiana University Health, Inc. Obligated Group, Series 2021, 2.85%, 11/01/51	87	60,622
Inova Health System Foundation, 4.07%, 05/15/52(a)	74	63,641
Integris Baptist Medical Center, Inc., Series A, 3.88%, 08/15/50	66	50,452
Johns Hopkins Health System Corp., 3.84%, 05/15/46(a)	62	52,552
Kaiser Foundation Hospitals
3.15%, 05/01/27(a)	87	83,202
4.15%, 05/01/47(a)	191	168,718
Series 2019, 3.27%, 11/01/49	82	61,651
Series 2021, 2.81%, 06/01/41	101	75,659
Series 2021, 3.00%, 06/01/51	116	82,618
Laboratory Corp. of America Holdings
3.60%, 02/01/25	75	73,716
1.55%, 06/01/26(a)	90	83,160
3.60%, 09/01/27(a)	87	84,026

Security	Par (000)	Value

Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings (continued)
2.70%, 06/01/31(a)	$49	$42,259
4.70%, 02/01/45	79	72,801
Mass General Brigham, Inc.
Series 2017, 3.77%, 07/01/48	85	70,752
Series 2020, 3.19%, 07/01/49(a)	87	63,736
Series 2020, 3.34%, 07/01/60	71	50,663
Mayo Clinic(a)
Series 2016, 4.13%, 11/15/52	75	65,860
Series 2021, 3.20%, 11/15/61	66	45,291
McKesson Corp., 1.30%, 08/15/26(a)	155	142,110
MedStar Health, Inc., Series 20A, 3.63%, 08/15/49(a)	74	55,269
Memorial Health Services, 3.45%, 11/01/49	62	46,986
Memorial Sloan-Kettering Cancer Center
5.00%, 07/01/42	70	69,148
4.13%, 07/01/52(a)	70	60,809
Methodist Hospital, Series 20A, 2.71%, 12/01/50(a)	77	50,694
Montefiore Obligated Group, 4.29%, 09/01/50(a)	64	39,296
Mount Nittany Medical Center Obligated Group,
Series 2022, 3.80%, 11/15/52	57	44,881
Mount Sinai Hospital(a)
Series 2019, 3.74%, 07/01/49	75	56,865
Series 2020, 3.39%, 07/01/50	66	45,896
MyMichigan Health, Series 2020, 3.41%, 06/01/50	47	33,642
Nationwide Children’s Hospital, Inc., 4.56%, 11/01/52(a)	73	68,357
New York and Presbyterian Hospital(a)
2.26%, 08/01/40	87	59,860
4.02%, 08/01/45	53	45,667
2.61%, 08/01/60	87	51,766
Series 2019, 3.95%, 08/01/2119	72	53,213
Northwell Healthcare, Inc.
3.98%, 11/01/46	70	56,560
4.26%, 11/01/47	70	59,273
3.81%, 11/01/49	57	43,346
Novant Health, Inc.
2.64%, 11/01/36(a)	72	55,542
3.17%, 11/01/51	76	53,165
3.32%, 11/01/61(a)	76	50,621
OhioHealth Corp., 2.83%, 11/15/41	59	43,641
Orlando Health Obligated Group
4.09%, 10/01/48	29	24,318
3.33%, 10/01/50(a)	67	49,234
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48	79	68,975
Series 2020, 1.38%, 11/15/25(a)	24	22,292
Series 2020, 3.22%, 11/15/50	73	47,695
Piedmont Healthcare, Inc.
2.86%, 01/01/52	66	44,040
Series 2042, 2.72%, 01/01/42(a)	58	41,816
Presbyterian Healthcare Services, 4.88%, 08/01/52(a)	60	59,468
Providence St Joseph Health Obligated Group
Series 19A, 2.53%, 10/01/29(a)	82	71,755
Series 21A, 2.70%, 10/01/51	76	46,033
Series A, 3.93%, 10/01/48(a)	77	59,897
Queen’s Health Systems, 4.81%, 07/01/52(a)	67	64,330
Quest Diagnostics, Inc.
3.50%, 03/30/25(a)	65	63,570
4.20%, 06/30/29	87	85,382
2.95%, 06/30/30(a)	75	67,141
2.80%, 06/30/31(a)	71	61,884

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc. (continued)
4.70%, 03/30/45(a)	$87	$78,668
Rady Children’s Hospital-San Diego, Series 21A, 3.15%, 08/15/51(a)	63	44,953
RWJ Barnabas Health, Inc., 3.95%, 07/01/46	80	66,139
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50(a)	62	40,891
Sentara Healthcare, Series 2021, 2.93%, 11/01/51(a)	71	48,533
Sharp HealthCare, Series 20B, 2.68%, 08/01/50	91	60,221
Stanford Health Care, Series 2018, 3.80%, 11/15/48	64	52,841
Summa Health, 3.51%, 11/15/51(a)	70	49,962
Sutter Health
Series 2018, 4.09%, 08/15/48	80	69,084
Series 20A, 2.29%, 08/15/30(a)	66	56,569
Series 20A, 3.16%, 08/15/40(a)	62	48,670
Series 20A, 3.36%, 08/15/50	59	43,650
Series 20-A, 1.32%, 08/15/25	71	66,519
Texas Health Resources, 2.33%, 11/15/50(a)	58	35,109
Trinity Health Corp.(a)
Series 2019, 3.43%, 12/01/48	73	57,256
Series 2021, 2.63%, 12/01/40	83	59,921
UnitedHealth Group, Inc.
3.75%, 07/15/25	171	168,529
5.15%, 10/15/25(a)	25	25,273
1.25%, 01/15/26	74	69,288
3.10%, 03/15/26(a)	87	84,464
1.15%, 05/15/26(a)	171	158,298
3.45%, 01/15/27(a)	87	84,715
3.38%, 04/15/27(a)	171	165,581
5.25%, 02/15/28(a)	40	41,363
3.85%, 06/15/28(a)	171	167,204
4.25%, 01/15/29	140	139,771
4.00%, 05/15/29	120	118,236
2.88%, 08/15/29(a)	124	115,091
5.30%, 02/15/30	300	313,930
2.00%, 05/15/30(a)	79	68,280
2.30%, 05/15/31(a)	197	170,704
5.35%, 02/15/33(a)	180	190,422
4.50%, 04/15/33(a)	140	139,111
4.63%, 07/15/35	97	97,479
5.80%, 03/15/36(a)	120	131,105
6.88%, 02/15/38	74	89,363
3.50%, 08/15/39	111	94,323
2.75%, 05/15/40(a)	75	56,786
5.95%, 02/15/41(a)	74	80,827
3.05%, 05/15/41(a)	216	168,780
4.63%, 11/15/41	104	99,434
3.95%, 10/15/42	53	46,374
4.25%, 03/15/43	87	80,508
4.75%, 07/15/45(a)	107	103,883
4.20%, 01/15/47(a)	130	115,099
4.25%, 04/15/47	171	152,520
3.75%, 10/15/47	87	71,645
4.45%, 12/15/48(a)	171	156,497
3.70%, 08/15/49(a)	257	209,078
2.90%, 05/15/50(a)	221	154,643
3.25%, 05/15/51	87	65,887
4.75%, 05/15/52	100	96,136
5.88%, 02/15/53(a)	270	305,798
5.05%, 04/15/53(a)	140	141,424

Security	Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (continued)
3.88%, 08/15/59(a)	$171	$139,209
4.95%, 05/15/62(a)	200	197,273
6.05%, 02/15/63(a)	110	126,845
5.20%, 04/15/63(a)	190	193,908
Universal Health Services, Inc.
1.65%, 09/01/26(a)	155	141,026
2.65%, 10/15/30	50	42,396
WakeMed, Series A, 3.29%, 10/01/52(a)	66	46,708
West Virginia United Health System Obligated
Group, Series 2020, 3.13%, 06/01/50(a)	60	39,550
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48	80	70,464
Yale-New Haven Health Services Corp.,
Series 2020, 2.50%, 07/01/50	64	39,737

		21,158,045

Health Care REITs — 0.1%
Healthcare Realty Holdings LP, 3.10%, 02/15/30	171	149,488
Healthpeak OP LLC
3.40%, 02/01/25	31	30,273
4.00%, 06/01/25	87	85,308
1.35%, 02/01/27	62	55,626
2.13%, 12/01/28(a)	75	65,919
3.50%, 07/15/29(a)	57	53,171
3.00%, 01/15/30(a)	92	81,811
2.88%, 01/15/31	90	78,116
5.25%, 12/15/32(a)	135	136,470
Omega Healthcare Investors, Inc.
4.50%, 04/01/27	87	83,463
4.75%, 01/15/28(a)	87	83,632
3.63%, 10/01/29	104	91,683
3.25%, 04/15/33(a)	71	57,288
Physicians Realty LP, 2.63%, 11/01/31(a)	87	71,577
Sabra Health Care LP
3.90%, 10/15/29(a)	50	44,965
3.20%, 12/01/31	87	71,165
Ventas Realty LP
2.65%, 01/15/25	112	108,590
4.13%, 01/15/26(a)	214	208,624
3.25%, 10/15/26	87	82,438
4.00%, 03/01/28(a)	257	245,543
3.00%, 01/15/30	50	44,137
2.50%, 09/01/31	121	99,692
Welltower OP LLC
4.00%, 06/01/25(a)	214	210,139
4.25%, 04/01/26(a)	62	61,042
2.05%, 01/15/29(a)	108	94,960
4.13%, 03/15/29	171	165,076
3.10%, 01/15/30	171	154,213
2.75%, 01/15/31	100	87,094
2.75%, 01/15/32	87	74,037
3.85%, 06/15/32	79	73,047

		2,948,587

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts LP
Series E, 4.00%, 06/15/25	67	65,425
Series H, 3.38%, 12/15/29	171	153,450
Series J, 2.90%, 12/15/31	71	59,568

		278,443

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure — 0.2%
Brunswick Corp.(a)
2.40%, 08/18/31	$66	$53,339
5.10%, 04/01/52	71	55,483
Choice Hotels International, Inc., 3.70%, 12/01/29	70	62,032
Darden Restaurants, Inc., 6.30%, 10/10/33(a)	50	53,752
Hyatt Hotels Corp.
4.38%, 09/15/28	76	73,811
5.75%, 04/23/30(a)	87	89,891
Marriott International, Inc.
5.00%, 10/15/27(a)	55	55,649
5.55%, 10/15/28	50	51,563
Series EE, 5.75%, 05/01/25	106	106,618
Series FF, 4.63%, 06/15/30(a)	171	167,921
Series GG, 3.50%, 10/15/32	171	152,456
Series R, 3.13%, 06/15/26	171	164,308
Series X, 4.00%, 04/15/28(a)	171	165,522
McDonald’s Corp.
3.38%, 05/26/25(a)	87	85,173
3.30%, 07/01/25(a)	60	58,609
3.70%, 01/30/26(a)	171	168,109
3.50%, 03/01/27(a)	171	166,437
3.50%, 07/01/27(a)	240	233,119
3.80%, 04/01/28	171	166,741
4.80%, 08/14/28(a)	50	50,863
4.95%, 08/14/33(a)	75	77,087
4.70%, 12/09/35	79	78,015
6.30%, 03/01/38	171	194,628
3.70%, 02/15/42	74	62,374
4.60%, 05/26/45	171	160,740
4.88%, 12/09/45	171	167,924
4.45%, 03/01/47	87	79,559
3.63%, 09/01/49	151	121,021
4.20%, 04/01/50(a)	88	77,829
5.15%, 09/09/52	100	101,639
5.45%, 08/14/53(a)	75	79,792
Sands China Ltd., 5.38%, 08/08/25	300	295,125
Starbucks Corp.
3.80%, 08/15/25(a)	171	167,889
4.75%, 02/15/26(a)	50	50,192
4.00%, 11/15/28(a)	87	85,672
3.55%, 08/15/29(a)	214	206,244
2.55%, 11/15/30(a)	140	123,819
3.00%, 02/14/32(a)	132	118,425
4.80%, 02/15/33(a)	100	102,113
3.75%, 12/01/47(a)	171	137,266
3.35%, 03/12/50	171	127,639
3.50%, 11/15/50(a)	140	108,671

		4,905,059

Household Durables — 0.1%
DR Horton, Inc.
1.30%, 10/15/26	174	158,631
1.40%, 10/15/27(a)	171	152,169
Leggett & Platt, Inc.(a)
4.40%, 03/15/29	171	165,366
3.50%, 11/15/51	105	75,327
Lennar Corp.(a)
4.75%, 05/30/25	41	40,731
4.75%, 11/29/27	141	140,677
MDC Holdings, Inc.
2.50%, 01/15/31(a)	70	57,528
6.00%, 01/15/43	71	66,002

Security	Par (000)	Value

Household Durables (continued)
PulteGroup, Inc., 7.88%, 06/15/32	$171	$200,866
Toll Brothers Finance Corp.
4.88%, 11/15/25	74	73,454
4.88%, 03/15/27	75	74,565
4.35%, 02/15/28(a)	75	73,272
Whirlpool Corp.(a)
2.40%, 05/15/31	86	71,594
4.70%, 05/14/32	70	67,924
5.50%, 03/01/33	50	50,903
4.50%, 06/01/46	87	72,976

		1,541,985

Household Products — 0.0%
Church & Dwight Co., Inc.
2.30%, 12/15/31(a)	171	145,304
5.60%, 11/15/32	140	150,017
Clorox Co., 3.10%, 10/01/27(a)	87	82,348
Kimberly-Clark Corp.(a)
2.75%, 02/15/26	87	84,075
2.00%, 11/02/31	75	63,352
4.50%, 02/16/33	100	100,523
5.30%, 03/01/41	87	90,507
3.20%, 07/30/46	74	56,660
2.88%, 02/07/50	140	100,476

		873,262

Industrial Conglomerates — 0.1%
3M Co.
2.00%, 02/14/25(a)	171	164,436
3.00%, 08/07/25(a)	87	84,321
2.88%, 10/15/27(a)	130	122,337
3.38%, 03/01/29(a)	211	197,407
2.38%, 08/26/29(a)	169	149,562
3.13%, 09/19/46(a)	87	63,483
3.63%, 10/15/47	104	79,397
3.25%, 08/26/49(a)	75	54,382
3.70%, 04/15/50	87	68,766
General Electric Co., Series A, 6.75%, 03/15/32(a)	200	227,491
Pentair Finance SARL, 5.90%, 07/15/32	100	103,821

		1,315,403

Insurance — 0.7%
Aflac, Inc.(a)
1.13%, 03/15/26	171	157,818
2.88%, 10/15/26	130	123,485
4.75%, 01/15/49	87	81,667
Alleghany Corp.(a)
3.63%, 05/15/30	121	114,325
3.25%, 08/15/51	171	129,333
Allstate Corp.
3.28%, 12/15/26(a)	130	125,361
5.25%, 03/30/33(a)	20	20,420
5.55%, 05/09/35(a)	160	165,829
4.50%, 06/15/43	53	47,641
4.20%, 12/15/46(a)	100	84,884
3.85%, 08/10/49	71	57,324
American Financial Group, Inc., 4.50%, 06/15/47(a)	130	108,698
American International Group, Inc.
5.13%, 03/27/33(a)	70	71,035
6.25%, 05/01/36	100	106,168
4.80%, 07/10/45(a)	130	122,277
4.75%, 04/01/48(a)	171	161,050
4.38%, 06/30/50(a)	87	77,661

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Aon Corp.(a)
4.50%, 12/15/28	$171	$168,901
3.75%, 05/02/29	171	163,572
Aon Corp./Aon Global Holdings PLC
2.85%, 05/28/27(a)	55	51,956
2.05%, 08/23/31(a)	87	71,068
2.60%, 12/02/31(a)	59	50,029
5.00%, 09/12/32(a)	270	269,611
5.35%, 02/28/33	25	25,639
3.90%, 02/28/52(a)	81	64,361
Aon Global Ltd.
3.88%, 12/15/25(a)	104	101,873
4.60%, 06/14/44	87	78,043
4.75%, 05/15/45	87	79,506
Arch Capital Finance LLC, 4.01%, 12/15/26	171	166,034
Arch Capital Group U.S., Inc., 5.14%, 11/01/43(a)	66	62,391
Arthur J Gallagher & Co.
2.40%, 11/09/31(a)	87	71,608
3.50%, 05/20/51	87	64,448
5.75%, 03/02/53	16	16,282
6.75%, 02/15/54	70	81,675
Athene Holding Ltd.
6.15%, 04/03/30(a)	100	103,151
6.65%, 02/01/33	100	106,130
5.88%, 01/15/34	50	50,457
3.95%, 05/25/51(a)	66	49,545
Berkshire Hathaway Finance Corp.
2.30%, 03/15/27(a)	133	125,791
1.85%, 03/12/30(a)	87	75,695
1.45%, 10/15/30(a)	155	130,224
4.40%, 05/15/42	74	71,480
4.30%, 05/15/43(a)	87	81,407
4.25%, 01/15/49	171	159,343
2.85%, 10/15/50	171	119,741
2.50%, 01/15/51	132	86,224
3.85%, 03/15/52	400	334,224
Berkshire Hathaway, Inc.(a)
3.13%, 03/15/26	240	233,370
4.50%, 02/11/43	200	194,265
Brighthouse Financial, Inc.(a)
5.63%, 05/15/30	71	71,903
4.70%, 06/22/47	103	81,865
Brown & Brown, Inc.(a)
2.38%, 03/15/31	171	140,179
4.95%, 03/17/52	65	57,610
Chubb Corp.
6.00%, 05/11/37	50	55,278
Series 1, 6.50%, 05/15/38	74	85,684
Chubb INA Holdings, Inc.
3.15%, 03/15/25(a)	171	167,217
3.35%, 05/03/26(a)	138	134,253
1.38%, 09/15/30(a)	346	284,637
6.70%, 05/15/36	150	174,465
4.15%, 03/13/43(a)	53	47,847
2.85%, 12/15/51(a)	87	63,107
3.05%, 12/15/61(a)	59	42,219
CNA Financial Corp.
4.50%, 03/01/26(a)	62	61,290
3.90%, 05/01/29	87	83,243
Corebridge Financial, Inc.
3.50%, 04/04/25	75	73,114
3.65%, 04/05/27	75	72,128
3.85%, 04/05/29(a)	175	164,903

Security	Par (000)	Value

Insurance (continued)
Corebridge Financial, Inc. (continued)
3.90%, 04/05/32	$175	$158,194
6.05%, 09/15/33(a)	50	52,072
5.75%, 01/15/34(a)	50	51,108
4.35%, 04/05/42	75	63,566
4.40%, 04/05/52(a)	75	62,861
(5-year CMT + 3.85%), 6.88%, 12/15/52(a)(b)	100	99,661
Enstar Group Ltd., 3.10%, 09/01/31	124	101,120
Equitable Holdings, Inc.
4.35%, 04/20/28	171	165,102
5.59%, 01/11/33	150	154,020
5.00%, 04/20/48(a)	130	120,701
Everest Reinsurance Holdings, Inc.(a)
3.50%, 10/15/50	87	63,911
3.13%, 10/15/52	155	106,093
F&G Annuities & Life, Inc., 7.40%, 01/13/28	50	51,559
Fairfax Financial Holdings Ltd.
4.63%, 04/29/30(a)	171	164,272
5.63%, 08/16/32	80	79,922
Fidelity National Financial, Inc.
3.40%, 06/15/30	87	77,532
3.20%, 09/17/51	58	36,734
First American Financial Corp., 2.40%, 08/15/31	78	61,668
Globe Life, Inc., 2.15%, 08/15/30	40	33,426
Hanover Insurance Group, Inc.
4.50%, 04/15/26	104	102,084
2.50%, 09/01/30(a)	87	71,278
Hartford Financial Services Group, Inc.
2.80%, 08/19/29(a)	87	78,999
5.95%, 10/15/36	100	106,342
6.10%, 10/01/41(a)	74	78,933
2.90%, 09/15/51(a)	71	47,337
Jackson Financial, Inc., 3.13%, 11/23/31	171	143,925
Kemper Corp., 3.80%, 02/23/32	74	62,133
Lincoln National Corp.
3.35%, 03/09/25(a)	65	63,464
3.80%, 03/01/28(a)	57	54,712
6.30%, 10/09/37(a)	87	91,948
4.35%, 03/01/48	70	55,431
4.38%, 06/15/50(a)	87	68,509
Loews Corp.(a)
3.75%, 04/01/26	87	84,688
3.20%, 05/15/30	114	104,090
Manulife Financial Corp.
4.15%, 03/04/26	87	85,921
2.48%, 05/19/27(a)	171	158,404
3.70%, 03/16/32(a)	67	62,830
5.38%, 03/04/46	71	71,850
(5-year USD ICE Swap + 1.65%), 4.06%, 02/24/32(a)(b)	87	81,895
Markel Group, Inc.
3.35%, 09/17/29(a)	82	75,159
4.30%, 11/01/47(a)	130	106,034
4.15%, 09/17/50	87	70,833
3.45%, 05/07/52(a)	75	53,344
Marsh & McLennan Cos., Inc.
3.50%, 03/10/25	87	85,434
3.75%, 03/14/26(a)	171	167,780
4.38%, 03/15/29(a)	171	170,150
2.25%, 11/15/30	59	50,785
2.38%, 12/15/31	65	55,368
5.75%, 11/01/32(a)	50	53,758
5.40%, 09/15/33(a)	50	52,635

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Cos., Inc. (continued)
4.35%, 01/30/47(a)	$87	$78,017
4.20%, 03/01/48(a)	87	75,398
4.90%, 03/15/49	171	165,541
2.90%, 12/15/51(a)	52	34,972
6.25%, 11/01/52	25	28,689
5.70%, 09/15/53	100	108,670
MetLife, Inc.
3.00%, 03/01/25(a)	283	276,821
4.55%, 03/23/30(a)	171	171,963
5.38%, 07/15/33	50	52,124
6.38%, 06/15/34(a)	307	344,753
5.88%, 02/06/41	100	108,778
4.13%, 08/13/42	75	66,451
4.72%, 12/15/44	50	47,146
4.05%, 03/01/45(a)	87	74,992
4.60%, 05/13/46(a)	200	189,509
5.00%, 07/15/52(a)	60	59,538
5.25%, 01/15/54(a)	100	102,675
Old Republic International Corp., 3.85%, 06/11/51(a)	70	51,211
Primerica, Inc., 2.80%, 11/19/31	74	62,594
Principal Financial Group, Inc.
3.40%, 05/15/25(a)	87	85,013
3.10%, 11/15/26(a)	171	162,839
3.70%, 05/15/29	100	94,220
5.38%, 03/15/33	40	40,900
4.63%, 09/15/42	50	45,483
4.30%, 11/15/46	87	73,558
5.50%, 03/15/53	45	45,374
Progressive Corp.
2.45%, 01/15/27(a)	87	81,596
2.50%, 03/15/27(a)	66	61,924
4.00%, 03/01/29(a)	75	73,992
3.00%, 03/15/32(a)	145	129,352
4.95%, 06/15/33	40	41,038
4.35%, 04/25/44	74	65,634
3.70%, 01/26/45(a)	70	56,241
4.13%, 04/15/47(a)	87	76,630
4.20%, 03/15/48(a)	87	77,449
3.70%, 03/15/52	60	48,402
Prudential Financial, Inc.
1.50%, 03/10/26(a)	171	159,388
3.88%, 03/27/28(a)	120	116,952
3.00%, 03/10/40(a)	171	132,909
4.60%, 05/15/44	87	80,948
3.91%, 12/07/47(a)	87	71,078
3.94%, 12/07/49	156	128,330
4.35%, 02/25/50	171	151,423
3.70%, 03/13/51(a)	200	157,968
(3-mo. LIBOR US + 2.67%), 5.70%, 09/15/48(a)(b)	171	164,163
(5-year CMT + 2.85%), 6.75%, 03/01/53(a)(b)	150	156,287
(5-year CMT + 3.04%), 3.70%, 10/01/50(a)(b)	71	61,553
(5-year CMT + 3.16%), 5.13%, 03/01/52(a)(b)	107	100,560
Prudential Funding Asia PLC(a)
3.13%, 04/14/30	171	154,976
3.63%, 03/24/32	87	77,950
Reinsurance Group of America, Inc.
3.90%, 05/15/29(a)	82	78,000
6.00%, 09/15/33	20	20,970

Security	Par (000)	Value

Insurance (continued)
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33(a)	$60	$60,454
Travelers Cos., Inc.
6.75%, 06/20/36(a)	87	102,099
6.25%, 06/15/37(a)	87	98,562
4.60%, 08/01/43(a)	148	141,122
4.30%, 08/25/45	87	77,799
4.00%, 05/30/47(a)	87	74,840
4.10%, 03/04/49	87	75,497
5.45%, 05/25/53(a)	40	43,131
Travelers Property Casualty Corp., 6.38%, 03/15/33(a)	74	84,375
Trinity Acquisition PLC, 4.40%, 03/15/26	87	85,876
Unum Group
4.00%, 06/15/29	71	67,380
5.75%, 08/15/42	87	84,632
4.50%, 12/15/49	37	29,180
4.13%, 06/15/51	75	55,985
W R Berkley Corp.
4.00%, 05/12/50(a)	87	69,216
3.55%, 03/30/52	87	62,487
Willis North America, Inc.
4.65%, 06/15/27	71	70,217
4.50%, 09/15/28(a)	257	250,162
5.35%, 05/15/33	40	40,397
3.88%, 09/15/49(a)	100	77,275

		18,267,165

Interactive Media & Services — 0.2%
Alphabet, Inc.
0.45%, 08/15/25(a)	62	58,199
2.00%, 08/15/26(a)	427	403,248
0.80%, 08/15/27(a)	93	83,120
1.10%, 08/15/30(a)	112	92,770
1.90%, 08/15/40	159	110,207
2.05%, 08/15/50(a)	140	87,445
2.25%, 08/15/60(a)	257	158,996
eBay, Inc.
1.90%, 03/11/25	171	164,336
1.40%, 05/10/26(a)	70	64,794
3.60%, 06/05/27(a)	171	165,301
2.70%, 03/11/30(a)	171	152,080
2.60%, 05/10/31(a)	201	175,224
3.65%, 05/10/51	87	66,136
JD.com, Inc., 3.38%, 01/14/30(a)	200	180,528
Meta Platforms, Inc.
3.50%, 08/15/27(a)	500	486,891
4.60%, 05/15/28(a)	60	60,875
4.80%, 05/15/30	60	61,431
3.85%, 08/15/32	415	394,723
4.95%, 05/15/33(a)	60	61,927
4.45%, 08/15/52	140	128,632
5.60%, 05/15/53(a)	360	390,180
4.65%, 08/15/62(a)	200	186,199
5.75%, 05/15/63(a)	160	175,112
Netflix, Inc.
5.88%, 11/15/28(a)	200	210,557
6.38%, 05/15/29	200	217,451

		4,336,362

Internet Software & Services — 0.1%
Booking Holdings, Inc.(a)
3.60%, 06/01/26	257	251,004

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet Software & Services (continued)
Booking Holdings, Inc.(a) (continued)
4.63%, 04/13/30	$171	$172,280
Expedia Group, Inc.
5.00%, 02/15/26(a)	87	86,903
3.80%, 02/15/28	130	125,326
3.25%, 02/15/30(a)	142	130,172
2.95%, 03/15/31	54	47,525
VeriSign, Inc.
5.25%, 04/01/25	171	171,064
4.75%, 07/15/27	171	169,386

		1,153,660

IT Services — 0.2%
Broadridge Financial Solutions, Inc.
3.40%, 06/27/26(a)	69	66,488
2.90%, 12/01/29	87	77,947
2.60%, 05/01/31(a)	79	67,529
CGI, Inc.(a)
1.45%, 09/14/26	87	78,877
2.30%, 09/14/31	87	71,130
DXC Technology Co.(a)
1.80%, 09/15/26	104	94,950
2.38%, 09/15/28	71	62,118
Fidelity National Information Services, Inc.(a)
4.50%, 07/15/25	100	98,987
1.15%, 03/01/26	103	95,167
4.70%, 07/15/27	325	324,977
1.65%, 03/01/28	118	105,206
2.25%, 03/01/31	96	81,100
5.10%, 07/15/32	100	102,106
3.10%, 03/01/41	89	65,976
5.63%, 07/15/52	20	20,299
Fiserv, Inc.
2.25%, 06/01/27(a)	307	283,885
5.45%, 03/02/28	60	61,791
5.38%, 08/21/28	50	51,437
4.20%, 10/01/28(a)	171	167,117
3.50%, 07/01/29	281	264,373
2.65%, 06/01/30(a)	164	144,179
5.60%, 03/02/33	40	41,755
5.63%, 08/21/33(a)	50	52,379
4.40%, 07/01/49	153	134,856
International Business Machines Corp.
3.45%, 02/19/26(a)	250	243,483
3.30%, 05/15/26(a)	257	249,554
2.20%, 02/09/27	200	186,182
1.70%, 05/15/27	289	263,926
4.15%, 07/27/27(a)	100	98,799
3.50%, 05/15/29(a)	381	363,261
1.95%, 05/15/30	121	103,906
2.72%, 02/09/32(a)	180	158,083
4.40%, 07/27/32(a)	100	98,233
5.88%, 11/29/32(a)	87	95,075
4.15%, 05/15/39	100	90,771
2.85%, 05/15/40	345	257,666
4.00%, 06/20/42(a)	148	128,798
4.25%, 05/15/49(a)	330	288,784
2.95%, 05/15/50	116	79,692
4.90%, 07/27/52(a)	100	96,392

Security	Par (000)	Value

IT Services (continued)
Kyndryl Holdings, Inc., 4.10%, 10/15/41	$171	$128,362
Leidos, Inc., 2.30%, 02/15/31(a)	130	108,811

		5,654,407

Leisure Products — 0.0%
Hasbro, Inc.
3.55%, 11/19/26	75	71,116
3.90%, 11/19/29	75	69,748
6.35%, 03/15/40(a)	87	90,122
5.10%, 05/15/44(a)	60	53,659

		284,645

Machinery — 0.3%
Caterpillar Financial Services Corp.
4.90%, 01/17/25	340	339,982
5.15%, 08/11/25	100	100,706
3.65%, 08/12/25	100	98,372
0.80%, 11/13/25	171	159,611
4.35%, 05/15/26(a)	100	99,787
1.15%, 09/14/26(a)	155	142,314
1.70%, 01/08/27(a)	87	80,398
3.60%, 08/12/27(a)	100	97,652
Caterpillar, Inc.
2.60%, 09/19/29(a)	70	64,428
2.60%, 04/09/30(a)	87	79,144
1.90%, 03/12/31(a)	157	135,030
5.20%, 05/27/41	206	217,311
3.80%, 08/15/42	200	175,449
3.25%, 09/19/49(a)	171	135,045
3.25%, 04/09/50(a)	171	135,112
CNH Industrial Capital LLC
3.95%, 05/23/25	69	67,778
5.45%, 10/14/25(a)	100	100,435
1.88%, 01/15/26(a)	171	160,236
1.45%, 07/15/26	78	71,542
4.55%, 04/10/28(a)	40	39,459
5.50%, 01/12/29(a)	100	103,059
Deere & Co.
2.75%, 04/15/25(a)	171	166,727
3.10%, 04/15/30(a)	87	80,709
3.90%, 06/09/42(a)	96	86,239
2.88%, 09/07/49	68	50,784
3.75%, 04/15/50(a)	100	87,427
Dover Corp.
3.15%, 11/15/25(a)	87	84,121
2.95%, 11/04/29	60	54,279
Flowserve Corp., 2.80%, 01/15/32	70	57,821
IDEX Corp., 2.63%, 06/15/31(a)	67	56,968
Illinois Tool Works, Inc.(a)
4.88%, 09/15/41	181	181,459
3.90%, 09/01/42	75	66,977
John Deere Capital Corp.
2.05%, 01/09/25	171	166,351
1.25%, 01/10/25	87	83,914
3.40%, 06/06/25	35	34,406
4.95%, 06/06/25(a)	35	35,140
4.05%, 09/08/25(a)	85	84,200
5.30%, 09/08/25(a)	25	25,323
4.80%, 01/09/26(a)	50	50,266
0.70%, 01/15/26	155	143,663
4.75%, 06/08/26(a)	60	60,403
2.25%, 09/14/26	87	82,133

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
John Deere Capital Corp. (continued)
1.30%, 10/13/26(a)	$90	$82,780
1.70%, 01/11/27(a)	257	237,260
4.15%, 09/15/27	100	99,352
3.05%, 01/06/28	75	71,264
4.75%, 01/20/28(a)	50	50,827
1.50%, 03/06/28(a)	87	77,641
4.95%, 07/14/28(a)	35	35,882
3.35%, 04/18/29(a)	61	58,448
2.80%, 07/18/29	110	102,056
4.85%, 10/11/29(a)	50	51,511
2.45%, 01/09/30(a)	75	67,213
4.70%, 06/10/30(a)	60	60,989
1.45%, 01/15/31	155	127,283
4.35%, 09/15/32(a)	100	99,815
Kennametal, Inc., 2.80%, 03/01/31(a)	55	46,302
Nordson Corp., 5.80%, 09/15/33	25	26,536
nVent Finance SARL(a)
2.75%, 11/15/31	65	53,224
5.65%, 05/15/33	40	40,636
Otis Worldwide Corp.
2.06%, 04/05/25(a)	90	86,518
5.25%, 08/16/28(a)	30	30,833
2.57%, 02/15/30	171	152,055
3.11%, 02/15/40(a)	171	136,740
3.36%, 02/15/50	69	53,411
Parker-Hannifin Corp.
4.25%, 09/15/27(a)	70	69,387
3.25%, 06/14/29	341	320,847
4.50%, 09/15/29(a)	100	100,267
4.20%, 11/21/34(a)	87	83,431
4.10%, 03/01/47(a)	87	75,048
4.00%, 06/14/49(a)	87	75,673
Rockwell Automation, Inc.
1.75%, 08/15/31(a)	86	70,966
2.80%, 08/15/61	60	38,801
Snap-on, Inc., 3.10%, 05/01/50(a)	171	129,964
Stanley Black & Decker, Inc.
6.00%, 03/06/28(a)	100	105,028
4.25%, 11/15/28(a)	171	167,434
2.30%, 03/15/30(a)	71	60,381
3.00%, 05/15/32(a)	76	65,520
4.85%, 11/15/48(a)	87	79,679
2.75%, 11/15/50	75	46,197
(5-year CMT + 2.66%), 4.00%, 03/15/60(a)(b)	104	86,483
Timken Co.(a)
4.50%, 12/15/28	87	84,635
4.13%, 04/01/32	75	68,767
Valmont Industries, Inc., 5.00%, 10/01/44(a)	171	153,797
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25	87	84,103
4.70%, 09/15/28(a)	87	86,030
Xylem, Inc./New York, 4.38%, 11/01/46(a)	87	73,643

		8,316,817

Media — 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/25(a)	330	326,863
6.15%, 11/10/26(a)	115	117,568
3.75%, 02/15/28(a)	87	82,132
4.20%, 03/15/28	200	192,106

Security	Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital (continued)
2.25%, 01/15/29	$86	$74,619
5.05%, 03/30/29(a)	171	169,187
2.80%, 04/01/31(a)	141	118,928
4.40%, 04/01/33(a)	100	92,288
6.65%, 02/01/34	150	158,172
6.38%, 10/23/35(a)	87	88,313
5.38%, 04/01/38(a)	171	154,203
3.50%, 06/01/41(a)	171	120,864
3.50%, 03/01/42	87	60,516
6.48%, 10/23/45(a)	357	350,793
5.38%, 05/01/47(a)	257	218,404
5.75%, 04/01/48	220	195,245
5.13%, 07/01/49	171	138,877
4.80%, 03/01/50	324	250,799
3.70%, 04/01/51(a)	104	67,645
3.90%, 06/01/52(a)	275	184,905
5.25%, 04/01/53(a)	238	199,336
6.83%, 10/23/55(a)	87	86,853
3.85%, 04/01/61(a)	253	157,698
4.40%, 12/01/61	121	83,614
3.95%, 06/30/62	100	62,911
Comcast Corp.
3.95%, 10/15/25(a)	214	211,067
3.15%, 03/01/26(a)	300	291,229
2.35%, 01/15/27	148	138,934
3.30%, 02/01/27	171	164,969
3.30%, 04/01/27(a)	341	328,779
5.35%, 11/15/27	90	93,027
3.15%, 02/15/28(a)	214	203,978
3.55%, 05/01/28(a)	171	164,909
4.15%, 10/15/28(a)	379	373,721
4.55%, 01/15/29	80	80,342
2.65%, 02/01/30	163	146,737
3.40%, 04/01/30	182	170,353
4.25%, 10/15/30(a)	171	168,535
1.95%, 01/15/31(a)	146	123,228
1.50%, 02/15/31	281	230,287
5.50%, 11/15/32(a)	100	106,508
4.25%, 01/15/33(a)	112	108,819
4.65%, 02/15/33(a)	160	160,964
4.80%, 05/15/33(a)	80	80,989
4.20%, 08/15/34(a)	382	365,055
4.40%, 08/15/35(a)	87	83,894
3.20%, 07/15/36(a)	87	73,134
3.90%, 03/01/38	87	77,774
4.60%, 10/15/38	130	125,532
3.25%, 11/01/39	171	138,510
3.75%, 04/01/40	171	147,091
4.65%, 07/15/42(a)	100	93,804
4.75%, 03/01/44	67	63,434
3.40%, 07/15/46	87	67,390
4.00%, 08/15/47(a)	87	73,286
3.97%, 11/01/47(a)	257	215,666
4.00%, 03/01/48	87	73,004
4.70%, 10/15/48(a)	214	204,556
4.00%, 11/01/49	216	180,253
3.45%, 02/01/50	150	115,134
2.80%, 01/15/51(a)	149	99,293
2.89%, 11/01/51	505	341,608
2.45%, 08/15/52(a)	291	180,857

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Comcast Corp. (continued)
5.35%, 05/15/53	$280	$289,515
2.94%, 11/01/56(a)	507	333,464
4.95%, 10/15/58	171	167,454
2.65%, 08/15/62	150	92,151
2.99%, 11/01/63(a)	301	194,012
5.50%, 05/15/64(a)	80	84,149
Discovery Communications LLC
3.45%, 03/15/25	171	166,640
4.90%, 03/11/26	58	57,833
3.95%, 03/20/28(a)	108	102,726
5.00%, 09/20/37	87	77,591
6.35%, 06/01/40	100	100,020
5.20%, 09/20/47(a)	146	125,780
5.30%, 05/15/49(a)	87	74,695
4.65%, 05/15/50(a)	171	137,359
4.00%, 09/15/55	263	187,135
FactSet Research Systems, Inc.
2.90%, 03/01/27(a)	75	70,225
3.45%, 03/01/32	70	62,687
Fox Corp.
4.71%, 01/25/29(a)	171	170,021
3.50%, 04/08/30(a)	200	184,511
6.50%, 10/13/33	50	54,122
5.48%, 01/25/39	100	97,228
5.58%, 01/25/49(a)	171	164,911
Grupo Televisa SAB, 6.63%, 01/15/40(a)	87	90,994
Interpublic Group of Cos., Inc.
4.75%, 03/30/30	171	168,164
5.38%, 06/15/33	28	28,437
3.38%, 03/01/41(a)	71	54,141
NBCUniversal Media LLC(a)
5.95%, 04/01/41	109	117,624
4.45%, 01/15/43	72	65,812
Omnicom Group, Inc.
2.45%, 04/30/30	121	105,138
2.60%, 08/01/31(a)	68	58,433
Omnicom Group, Inc./Omnicom Capital, Inc.,
3.60%, 04/15/26(a)	87	84,785
Paramount Global
3.38%, 02/15/28(a)	87	79,538
3.70%, 06/01/28(a)	87	80,396
4.95%, 01/15/31(a)	171	162,164
4.20%, 05/19/32(a)	171	152,618
6.88%, 04/30/36(a)	87	88,283
4.85%, 07/01/42(a)	82	65,787
4.38%, 03/15/43	184	135,940
5.85%, 09/01/43	189	170,110
4.95%, 05/19/50	171	138,555
TCI Communications, Inc., 7.88%, 02/15/26	87	92,375
Thomson Reuters Corp.(a)
3.35%, 05/15/26	74	71,128
5.65%, 11/23/43	171	169,834
Time Warner Cable Enterprises LLC, 8.38%, 07/15/33(a)	87	100,735
Time Warner Cable LLC
6.55%, 05/01/37	112	110,350
6.75%, 06/15/39	199	197,374
5.88%, 11/15/40(a)	87	78,752
5.50%, 09/01/41(a)	300	259,525
4.50%, 09/15/42	87	68,272

Security	Par (000)	Value

Media (continued)
TWDC Enterprises 18 Corp.(a)
3.15%, 09/17/25	$58	$56,435
3.00%, 02/13/26	70	67,690
1.85%, 07/30/26	171	159,935
2.95%, 06/15/27	130	124,736
4.13%, 06/01/44	87	77,583
3.00%, 07/30/46	75	54,993
Series E, 4.13%, 12/01/41	87	78,070
Walt Disney Co.
3.35%, 03/24/25	223	218,825
3.70%, 10/15/25(a)	144	141,434
1.75%, 01/13/26(a)	104	98,423
3.38%, 11/15/26	257	249,489
3.70%, 03/23/27(a)	300	295,595
2.20%, 01/13/28(a)	171	158,137
2.00%, 09/01/29(a)	387	343,377
3.80%, 03/22/30(a)	171	165,999
2.65%, 01/13/31(a)	144	128,123
6.20%, 12/15/34(a)	62	70,110
6.40%, 12/15/35	131	149,101
6.65%, 11/15/37	214	251,346
4.63%, 03/23/40(a)	171	166,618
3.50%, 05/13/40	275	231,434
5.40%, 10/01/43(a)	100	104,764
4.75%, 09/15/44(a)	87	83,137
4.95%, 10/15/45	15	14,725
2.75%, 09/01/49(a)	171	117,239
4.70%, 03/23/50(a)	123	119,444
3.60%, 01/13/51(a)	290	233,097
3.80%, 05/13/60(a)	71	57,779
Warnermedia Holdings, Inc.
3.64%, 03/15/25	507	495,998
4.05%, 03/15/29(a)	168	159,397
4.28%, 03/15/32(a)	453	414,587
5.05%, 03/15/42	400	352,632
5.14%, 03/15/52(a)	786	674,668
5.39%, 03/15/62(a)	150	128,459

		22,052,361

Metals & Mining — 0.2%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	200	173,563
ArcelorMittal SA
4.55%, 03/11/26(a)	87	85,656
6.55%, 11/29/27(a)	50	52,498
4.25%, 07/16/29(a)	75	73,015
6.80%, 11/29/32(a)	50	54,070
7.00%, 10/15/39	79	85,455
6.75%, 03/01/41	100	105,732
Barrick North America Finance LLC
5.70%, 05/30/41	87	91,709
5.75%, 05/01/43	87	93,067
Barrick PD Australia Finance Pty. Ltd., 5.95%, 10/15/39	87	93,079
BHP Billiton Finance USA Ltd.
4.88%, 02/27/26(a)	60	60,296
5.25%, 09/08/26(a)	125	127,801
4.75%, 02/28/28	60	60,618
5.10%, 09/08/28(a)	125	128,280
5.25%, 09/08/30(a)	125	129,500
4.90%, 02/28/33(a)	35	35,790
5.25%, 09/08/33(a)	125	129,627
4.13%, 02/24/42	87	78,738

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining (continued)
BHP Billiton Finance USA Ltd. (continued)
5.00%, 09/30/43	$200	$201,501
Freeport-McMoRan, Inc.
5.00%, 09/01/27(a)	71	70,109
4.13%, 03/01/28	87	83,233
4.38%, 08/01/28	71	68,162
5.25%, 09/01/29(a)	71	71,755
4.25%, 03/01/30	71	66,674
4.63%, 08/01/30(a)	103	100,653
5.40%, 11/14/34(a)	87	87,572
5.45%, 03/15/43	156	151,763
Newmont Corp.
2.80%, 10/01/29(a)	185	168,794
2.25%, 10/01/30	87	75,090
5.88%, 04/01/35	87	93,570
4.88%, 03/15/42(a)	223	216,483
Nucor Corp.
3.95%, 05/23/25(a)	75	73,793
4.30%, 05/23/27	79	78,228
3.95%, 05/01/28(a)	171	166,984
2.70%, 06/01/30(a)	171	154,802
2.98%, 12/15/55(a)	87	58,745
Rio Tinto Finance USA Ltd.(a)
7.13%, 07/15/28	171	188,197
5.20%, 11/02/40	62	63,799
2.75%, 11/02/51	216	147,599
Rio Tinto Finance USA PLC(a)
5.00%, 03/09/33	65	67,502
4.75%, 03/22/42	62	59,998
4.13%, 08/21/42	87	78,520
5.13%, 03/09/53	70	72,764
Southern Copper Corp.(a)
3.88%, 04/23/25	130	126,831
6.75%, 04/16/40	80	89,000
5.88%, 04/23/45	277	280,463
Steel Dynamics, Inc.
2.40%, 06/15/25	45	43,124
1.65%, 10/15/27	87	77,420
3.45%, 04/15/30	90	83,072
3.25%, 01/15/31	72	64,872
3.25%, 10/15/50	44	30,429
Teck Resources Ltd.
6.13%, 10/01/35(a)	70	73,058
6.25%, 07/15/41	70	72,049
Vale Overseas Ltd.
3.75%, 07/08/30(a)	171	156,465
6.13%, 06/12/33	300	309,300
6.88%, 11/10/39(a)	70	76,016
Vale SA, 5.63%, 09/11/42(a)	171	166,191

		5,973,074

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.
4.30%, 01/15/26	130	127,939
3.95%, 01/15/27	87	84,139
3.38%, 08/15/31	141	127,055
2.00%, 05/18/32	73	58,561
1.88%, 02/01/33(a)	102	79,404
2.95%, 03/15/34(a)	52	43,360
4.85%, 04/15/49	87	76,358
3.00%, 05/18/51(a)	70	46,105
3.55%, 03/15/52	100	73,040

Security	Par (000)	Value

Office REITs (continued)
Alexandria Real Estate Equities, Inc. (continued)
5.15%, 04/15/53(a)	$70	$67,519
Boston Properties LP
3.20%, 01/15/25(a)	171	166,216
3.65%, 02/01/26(a)	67	64,486
4.50%, 12/01/28	171	162,863
2.90%, 03/15/30(a)	83	71,062
3.25%, 01/30/31(a)	171	146,715
2.55%, 04/01/32(a)	130	103,489
6.50%, 01/15/34	75	79,105
Corporate Office Properties LP
2.00%, 01/15/29	70	58,295
2.75%, 04/15/31	50	40,415
2.90%, 12/01/33	87	67,919
Highwoods Realty LP
4.13%, 03/15/28	87	80,119
3.05%, 02/15/30	87	71,882
Hudson Pacific Properties LP, 4.65%, 04/01/29(a)	171	138,709
Kilroy Realty LP(a)
2.50%, 11/15/32	67	50,738
2.65%, 11/15/33	71	53,835
Piedmont Operating Partnership LP, 3.15%, 08/15/30(a)	87	65,852

		2,205,180

Oil, Gas & Consumable Fuels — 1.7%
Apache Corp., 5.10%, 09/01/40	300	257,043
Boardwalk Pipelines LP
4.80%, 05/03/29	87	85,203
3.60%, 09/01/32	200	177,179
BP Capital Markets America, Inc.
3.80%, 09/21/25(a)	171	168,572
3.41%, 02/11/26(a)	341	332,961
3.12%, 05/04/26(a)	62	59,970
3.02%, 01/16/27	77	73,761
3.54%, 04/06/27(a)	171	166,257
3.94%, 09/21/28	87	85,165
4.23%, 11/06/28(a)	171	169,954
3.63%, 04/06/30(a)	171	163,749
1.75%, 08/10/30	90	76,212
2.72%, 01/12/32(a)	87	75,798
4.81%, 02/13/33(a)	250	252,054
4.89%, 09/11/33(a)	160	162,797
3.06%, 06/17/41(a)	70	54,153
3.00%, 02/24/50(a)	171	120,941
2.77%, 11/10/50(a)	141	94,301
2.94%, 06/04/51(a)	250	173,169
3.00%, 03/17/52(a)	87	61,030
3.38%, 02/08/61(a)	223	161,453
BP Capital Markets PLC(a)
3.28%, 09/19/27	87	83,648
3.72%, 11/28/28	171	165,861
Canadian Natural Resources Ltd.
3.90%, 02/01/25(a)	87	85,575
3.85%, 06/01/27(a)	87	84,484
2.95%, 07/15/30(a)	87	76,702
6.50%, 02/15/37	200	212,596
6.25%, 03/15/38(a)	75	78,465
4.95%, 06/01/47(a)	100	90,280
Cenovus Energy, Inc.
2.65%, 01/15/32	74	61,322
5.25%, 06/15/37(a)	53	50,615

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc. (continued)
5.40%, 06/15/47(a)	$52	$49,084
3.75%, 02/15/52(a)	66	48,574
Cheniere Corpus Christi Holdings LLC(a)
5.13%, 06/30/27	257	258,248
3.70%, 11/15/29	87	82,169
2.74%, 12/31/39	87	69,312
Cheniere Energy Partners LP
4.00%, 03/01/31(a)	150	136,371
3.25%, 01/31/32	200	170,406
5.95%, 06/30/33(a)(c)	100	102,674
Chevron Corp.
1.55%, 05/11/25	546	523,537
3.33%, 11/17/25(a)	87	85,164
2.95%, 05/16/26(a)	214	206,958
2.00%, 05/11/27(a)	90	83,525
2.24%, 05/11/30(a)	163	144,420
3.08%, 05/11/50(a)	69	52,084
Chevron USA, Inc.
0.69%, 08/12/25	132	124,094
1.02%, 08/12/27	114	101,358
3.85%, 01/15/28(a)	257	253,458
2.34%, 08/12/50	87	55,472
CNOOC Finance 2015 USA LLC, Series 2015,
3.50%, 05/05/25	500	489,985
CNOOC Petroleum North America ULC(a)
7.88%, 03/15/32	324	389,360
6.40%, 05/15/37	71	78,657
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	87	85,882
ConocoPhillips, 6.50%, 02/01/39(a)	100	115,604
ConocoPhillips Co.
2.40%, 03/07/25	10	9,714
5.05%, 09/15/33(a)	70	71,917
3.76%, 03/15/42(a)	370	313,048
4.30%, 11/15/44(a)	171	152,647
3.80%, 03/15/52	62	50,090
5.30%, 05/15/53(a)	160	164,445
5.55%, 03/15/54(a)	50	53,063
4.03%, 03/15/62	200	162,197
5.70%, 09/15/63	50	54,110
Continental Resources, Inc.(a)
4.38%, 01/15/28	121	117,155
4.90%, 06/01/44	87	70,307
Coterra Energy, Inc., 4.38%, 03/15/29(a)	171	165,930
DCP Midstream Operating LP, 5.60%, 04/01/44	100	98,293
Devon Energy Corp.
5.85%, 12/15/25	87	87,939
5.88%, 06/15/28(a)	112	113,152
5.60%, 07/15/41(a)	87	84,083
4.75%, 05/15/42	231	201,793
5.00%, 06/15/45(a)	87	76,802
Diamondback Energy, Inc.
3.50%, 12/01/29(a)	171	158,811
3.13%, 03/24/31(a)	65	57,774
6.25%, 03/15/33(a)	30	32,056
4.40%, 03/24/51	87	71,962
4.25%, 03/15/52(a)	104	83,951
6.25%, 03/15/53(a)	100	106,601
Eastern Gas Transmission & Storage, Inc., 3.00%, 11/15/29(a)	171	152,356
Enbridge Energy Partners LP
5.88%, 10/15/25(a)	257	259,680
7.38%, 10/15/45	140	164,614

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.
2.50%, 01/15/25(a)	$87	$84,404
2.50%, 02/14/25(a)	66	64,001
1.60%, 10/04/26(a)	79	72,365
5.90%, 11/15/26	85	87,270
4.25%, 12/01/26(a)	171	168,696
3.70%, 07/15/27	171	165,005
6.00%, 11/15/28	60	62,992
3.13%, 11/15/29(a)	130	118,588
6.20%, 11/15/30(a)	35	37,451
5.70%, 03/08/33(a)	290	301,425
2.50%, 08/01/33	171	140,034
4.00%, 11/15/49	96	75,928
3.40%, 08/01/51(a)	100	72,837
6.70%, 11/15/53(a)	85	98,858
Energy Transfer LP
4.05%, 03/15/25	171	168,225
2.90%, 05/15/25(a)	63	61,044
4.75%, 01/15/26	171	169,882
6.05%, 12/01/26(a)	75	77,106
4.20%, 04/15/27	171	166,124
5.50%, 06/01/27	100	101,218
4.00%, 10/01/27	150	144,404
5.55%, 02/15/28(a)	100	102,010
4.95%, 05/15/28	171	170,139
5.25%, 04/15/29(a)	257	258,922
3.75%, 05/15/30	71	65,933
6.40%, 12/01/30	40	42,768
5.75%, 02/15/33(a)	185	190,731
6.55%, 12/01/33	180	195,354
4.90%, 03/15/35	87	82,809
6.50%, 02/01/42	87	91,863
4.95%, 01/15/43	87	75,639
5.15%, 02/01/43	87	77,369
5.95%, 10/01/43(a)	53	52,168
5.30%, 04/01/44(a)	74	68,089
5.00%, 05/15/44(a)	87	76,312
5.35%, 05/15/45(a)	87	80,800
6.13%, 12/15/45(a)	114	114,821
5.30%, 04/15/47(a)	130	119,190
5.40%, 10/01/47	171	159,335
6.00%, 06/15/48(a)	150	151,114
6.25%, 04/15/49(a)	171	176,832
5.00%, 05/15/50(a)	184	164,049
Enterprise Products Operating LLC
3.75%, 02/15/25(a)	306	301,924
5.05%, 01/10/26	70	70,639
3.70%, 02/15/26(a)	334	328,885
3.95%, 02/15/27(a)	191	187,881
4.15%, 10/16/28(a)	171	168,832
3.13%, 07/31/29(a)	199	186,128
2.80%, 01/31/30(a)	149	134,750
5.35%, 01/31/33(a)	70	73,259
5.95%, 02/01/41	53	56,801
4.45%, 02/15/43(a)	142	129,588
4.85%, 03/15/44(a)	121	116,251
4.90%, 05/15/46	189	180,293
4.25%, 02/15/48	150	131,727
4.80%, 02/01/49(a)	171	161,749
4.20%, 01/31/50	192	166,537
3.70%, 01/31/51(a)	75	59,673
3.20%, 02/15/52(a)	121	88,172
3.30%, 02/15/53(a)	204	151,153

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC (continued)
3.95%, 01/31/60(a)	$100	$81,039
(3-mo. CME Term SOFR + 2.83%), 5.38%, 02/15/78(b)	171	153,257
Series E, (3-mo. CME Term SOFR + 3.29%), 5.25%, 08/16/77(b)	130	124,281
EOG Resources, Inc.
3.15%, 04/01/25(a)	80	78,410
4.95%, 04/15/50	87	85,461
EQT Corp.
6.13%, 02/01/25	62	62,276
3.90%, 10/01/27(a)	140	133,930
5.00%, 01/15/29	70	69,344
7.00%, 02/01/30(a)	79	84,786
Equinor ASA
2.88%, 04/06/25(a)	341	332,647
3.13%, 04/06/30(a)	171	160,568
2.38%, 05/22/30(a)	171	152,724
5.10%, 08/17/40(a)	189	193,701
4.25%, 11/23/41(a)	75	68,994
4.80%, 11/08/43	200	196,456
3.25%, 11/18/49	130	98,483
3.70%, 04/06/50(a)	171	141,135
Exxon Mobil Corp.
2.71%, 03/06/25(a)	214	208,970
2.99%, 03/19/25	341	333,851
3.04%, 03/01/26(a)	108	104,876
2.28%, 08/16/26(a)	87	82,775
3.29%, 03/19/27(a)	140	135,862
2.44%, 08/16/29(a)	87	79,138
3.48%, 03/19/30	189	179,676
2.61%, 10/15/30(a)	440	393,485
3.00%, 08/16/39	87	69,830
4.23%, 03/19/40(a)	206	191,173
4.11%, 03/01/46	171	152,414
3.10%, 08/16/49(a)	257	190,649
4.33%, 03/19/50(a)	283	257,453
3.45%, 04/15/51(a)	200	156,893
Hess Corp.(a)
7.13%, 03/15/33	171	197,642
5.60%, 02/15/41	96	100,816
5.80%, 04/01/47	171	184,270
HF Sinclair Corp., 5.88%, 04/01/26	87	87,869
Kinder Morgan Energy Partners LP
5.80%, 03/15/35(a)	171	174,103
6.50%, 02/01/37(a)	74	77,836
6.95%, 01/15/38(a)	214	234,857
6.38%, 03/01/41	87	89,355
5.00%, 08/15/42	75	67,509
5.00%, 03/01/43	87	77,584
5.50%, 03/01/44(a)	130	122,951
5.40%, 09/01/44	87	81,402
Kinder Morgan, Inc.
4.30%, 06/01/25	71	70,099
4.30%, 03/01/28(a)	257	253,396
2.00%, 02/15/31(a)	155	128,664
7.75%, 01/15/32	171	194,409
4.80%, 02/01/33	100	96,237
5.20%, 06/01/33(a)	60	59,639
5.30%, 12/01/34(a)	87	86,329
5.55%, 06/01/45	214	205,838
5.20%, 03/01/48	64	58,412

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc. (continued)
3.60%, 02/15/51	$71	$50,732
5.45%, 08/01/52(a)	100	95,643
Magellan Midstream Partners LP
3.25%, 06/01/30(a)	75	67,888
4.25%, 09/15/46	87	70,028
4.20%, 10/03/47(a)	140	110,845
3.95%, 03/01/50(a)	79	60,356
Marathon Oil Corp.
6.60%, 10/01/37(a)	87	91,916
5.20%, 06/01/45	87	77,059
Marathon Petroleum Corp.
4.70%, 05/01/25	171	169,841
3.80%, 04/01/28	171	163,424
6.50%, 03/01/41	150	161,117
4.75%, 09/15/44(a)	87	77,573
4.50%, 04/01/48(a)	100	83,722
MPLX LP
4.88%, 06/01/25(a)	87	86,428
1.75%, 03/01/26(a)	125	116,929
4.13%, 03/01/27	171	167,389
4.00%, 03/15/28	171	164,847
2.65%, 08/15/30(a)	153	132,027
4.95%, 09/01/32	340	332,686
5.00%, 03/01/33(a)	55	53,878
4.50%, 04/15/38	300	266,960
5.20%, 12/01/47	87	79,564
4.70%, 04/15/48	100	86,181
5.50%, 02/15/49(a)	121	117,018
4.95%, 03/14/52(a)	149	132,542
5.65%, 03/01/53	25	24,689
Occidental Petroleum Corp.
6.45%, 09/15/36	500	529,001
6.60%, 03/15/46(a)	300	324,822
ONEOK Partners LP
4.90%, 03/15/25	87	86,493
6.13%, 02/01/41(a)	75	78,301
ONEOK, Inc.
5.85%, 01/15/26(a)	171	173,480
5.55%, 11/01/26	100	101,760
4.55%, 07/15/28(a)	87	85,902
5.65%, 11/01/28(a)	100	103,520
4.35%, 03/15/29	171	166,179
3.10%, 03/15/30(a)	171	153,439
5.80%, 11/01/30	75	77,973
6.10%, 11/15/32	100	106,259
6.05%, 09/01/33(a)	100	105,952
4.95%, 07/13/47(a)	171	153,010
5.20%, 07/15/48(a)	87	81,528
4.50%, 03/15/50(a)	87	72,836
7.15%, 01/15/51	50	57,288
6.63%, 09/01/53(a)	150	167,871
Ovintiv, Inc.
5.65%, 05/15/25	60	60,260
5.38%, 01/01/26	99	99,002
5.65%, 05/15/28	60	61,220
8.13%, 09/15/30	70	78,748
7.20%, 11/01/31	80	86,811
7.38%, 11/01/31(a)	87	95,838
6.25%, 07/15/33(a)	40	41,351
6.50%, 08/15/34(a)	87	92,487
6.63%, 08/15/37	50	51,766

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Ovintiv, Inc. (continued)
7.10%, 07/15/53	$40	$43,969
Phillips 66
2.15%, 12/15/30	171	144,003
4.65%, 11/15/34(a)	233	226,566
5.88%, 05/01/42(a)	74	79,837
4.88%, 11/15/44(a)	214	204,983
3.30%, 03/15/52	68	48,688
Phillips 66 Co.
3.55%, 10/01/26	87	83,878
4.95%, 12/01/27	45	45,378
3.15%, 12/15/29(a)	65	59,460
5.30%, 06/30/33(a)	60	61,582
4.90%, 10/01/46	87	81,205
Pioneer Natural Resources Co.
5.10%, 03/29/26	95	95,692
1.90%, 08/15/30(a)	206	174,896
Plains All American Pipeline LP/PAA Finance Corp.
4.50%, 12/15/26	87	85,877
3.55%, 12/15/29(a)	171	157,435
5.15%, 06/01/42(a)	50	45,215
4.70%, 06/15/44(a)	130	108,785
4.90%, 02/15/45	100	86,213
Sabine Pass Liquefaction LLC
5.63%, 03/01/25(a)	171	171,327
5.88%, 06/30/26	171	174,077
5.00%, 03/15/27(a)	171	171,738
4.20%, 03/15/28(a)	171	167,392
4.50%, 05/15/30(a)	141	137,794
5.90%, 09/15/37	60	63,222
Shell International Finance BV
3.25%, 05/11/25(a)	214	209,787
2.88%, 05/10/26	257	247,710
2.50%, 09/12/26(a)	171	162,772
3.88%, 11/13/28(a)	171	168,253
2.38%, 11/07/29(a)	171	153,860
4.13%, 05/11/35	130	123,799
6.38%, 12/15/38(a)	275	316,209
5.50%, 03/25/40(a)	75	79,809
2.88%, 11/26/41	87	65,899
4.55%, 08/12/43(a)	121	114,290
4.38%, 05/11/45	200	183,240
4.00%, 05/10/46(a)	514	446,034
3.75%, 09/12/46	155	128,795
3.13%, 11/07/49(a)	162	119,044
Spectra Energy Partners LP
3.50%, 03/15/25(a)	87	85,023
4.50%, 03/15/45	140	119,937
Suncor Energy, Inc.
6.50%, 06/15/38	257	274,625
6.85%, 06/01/39(a)	87	95,723
4.00%, 11/15/47(a)	171	135,299
3.75%, 03/04/51(a)	79	59,199
Targa Resources Corp.
5.20%, 07/01/27(a)	50	50,240
6.15%, 03/01/29(a)	135	141,169
4.20%, 02/01/33	81	74,474
6.13%, 03/15/33(a)	50	52,642
6.50%, 03/30/34(a)	50	53,963
4.95%, 04/15/52(a)	73	64,042
6.25%, 07/01/52	50	51,598

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Corp. (continued)
6.50%, 02/15/53(a)	$50	$54,034
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.50%, 07/15/27(a)	71	71,937
5.00%, 01/15/28(a)	71	70,120
6.88%, 01/15/29	71	73,322
5.50%, 03/01/30(a)	104	103,981
4.88%, 02/01/31(a)	104	101,027
4.00%, 01/15/32	104	94,965
TC PipeLines LP(a)
4.38%, 03/13/25	87	85,767
3.90%, 05/25/27	78	75,113
TotalEnergies Capital International SA(a)
3.46%, 07/12/49	87	68,663
3.13%, 05/29/50	171	125,354
3.39%, 06/29/60	171	126,780
TotalEnergies Capital SA, 3.88%, 10/11/28(a)	300	294,282
TransCanada PipeLines Ltd.
4.88%, 01/15/26(a)	148	147,584
4.25%, 05/15/28(a)	130	126,435
4.10%, 04/15/30(a)	257	244,461
2.50%, 10/12/31(a)	87	72,718
4.63%, 03/01/34	130	123,073
5.60%, 03/31/34	87	87,621
6.20%, 10/15/37	70	74,496
4.75%, 05/15/38	64	59,308
7.25%, 08/15/38	87	100,930
7.63%, 01/15/39	87	104,169
5.00%, 10/16/43	133	123,895
4.88%, 05/15/48	130	119,098
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	87	91,099
4.00%, 03/15/28(a)	130	125,933
4.45%, 08/01/42(a)	87	76,570
3.95%, 05/15/50	87	70,200
Valero Energy Corp.
2.15%, 09/15/27(a)	191	174,108
4.35%, 06/01/28(a)	131	129,074
6.63%, 06/15/37(a)	75	82,212
4.90%, 03/15/45	87	79,705
3.65%, 12/01/51(a)	75	54,482
4.00%, 06/01/52(a)	51	39,284
Valero Energy Partners LP, 4.50%, 03/15/28	87	85,435
Western Midstream Operating LP
6.15%, 04/01/33	200	207,774
5.45%, 04/01/44(a)	200	181,061
5.25%, 02/01/50(a)	100	89,656
Williams Cos., Inc.
3.90%, 01/15/25(a)	87	85,605
4.00%, 09/15/25(a)	87	85,388
5.40%, 03/02/26	55	55,550
3.75%, 06/15/27(a)	130	125,299
5.30%, 08/15/28(a)	200	204,710
2.60%, 03/15/31	211	180,410
4.65%, 08/15/32(a)	50	48,740
5.65%, 03/15/33	100	104,462
6.30%, 04/15/40	87	92,831
5.40%, 03/04/44(a)	171	165,654
5.10%, 09/15/45	155	145,980

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (continued)
4.85%, 03/01/48(a)	$87	$79,025
5.30%, 08/15/52(a)	130	125,850

		44,400,512

Paper & Forest Products — 0.0%
Georgia-Pacific LLC, 8.88%, 05/15/31(a)	92	114,477
International Paper Co.(a)
4.80%, 06/15/44	77	70,490
4.40%, 08/15/47	87	74,726
4.35%, 08/15/48	100	89,339
Suzano Austria GmbH, 3.75%, 01/15/31	261	228,293
Suzano International Finance BV, 5.50%, 01/17/27(a)	171	172,443

		749,768

Passenger Airlines — 0.1%
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 12/15/29(a)	59	53,403
Series 2019-1, Class AA, 3.15%, 08/15/33(a)	139	121,113
Series 2021-1, Class A, 2.88%, 01/11/36	162	137,182
JetBlue Pass-Through Trust, Series 2019-1, Class AA, 2.75%, 11/15/33(a)	132	111,661
Southwest Airlines Co.
5.25%, 05/04/25	267	266,909
5.13%, 06/15/27(a)	213	213,948
2.63%, 02/10/30	191	166,814
United Airlines Pass-Through Trust Class A, 5.80%, 07/15/37	124	125,747
Series 2016-1, Class AA, 3.10%, 01/07/30(a)	59	54,201
Series 2019-2, Class AA, 2.70%, 11/01/33(a)	192	162,801
Series 2020-1, Class A, 5.88%, 04/15/29(a)	199	201,093
Series 2023-1, Class A, 4.30%, 02/15/27	39	37,528

		1,652,400

Personal Care Products — 0.2%
Colgate-Palmolive Co.
3.10%, 08/15/25(a)	140	136,927
4.80%, 03/02/26(a)	20	20,252
3.10%, 08/15/27(a)	115	110,979
4.60%, 03/01/28(a)	20	20,496
3.25%, 08/15/32	65	60,306
4.60%, 03/01/33	20	20,532
3.70%, 08/01/47(a)	130	113,796
Estee Lauder Cos., Inc.
3.15%, 03/15/27	171	163,569
2.38%, 12/01/29(a)	69	61,409
2.60%, 04/15/30	87	77,044
4.15%, 03/15/47	87	75,282
3.13%, 12/01/49(a)	119	86,628
5.15%, 05/15/53(a)	100	101,766
Haleon U.K. Capital PLC, 3.13%, 03/24/25	268	261,682
Haleon U.S. Capital LLC(a)
3.38%, 03/24/27	290	279,025
3.38%, 03/24/29	265	250,624
3.63%, 03/24/32	338	311,771
Kenvue, Inc.
5.05%, 03/22/28(a)	120	122,934
5.00%, 03/22/30(a)	90	92,892
4.90%, 03/22/33(a)	160	164,926
5.10%, 03/22/43(a)	70	72,615
5.05%, 03/22/53	110	113,805
5.20%, 03/22/63	55	57,492

Security	Par (000)	Value

Personal Care Products (continued)
Procter & Gamble Co.
0.55%, 10/29/25(a)	$216	$201,843
4.10%, 01/26/26(a)	150	149,547
1.00%, 04/23/26	98	90,990
2.85%, 08/11/27(a)	87	83,232
3.00%, 03/25/30	171	160,130
1.20%, 10/29/30(a)	275	227,800
1.95%, 04/23/31(a)	171	147,965
2.30%, 02/01/32(a)	100	88,335
3.55%, 03/25/40	87	77,429
3.60%, 03/25/50(a)	171	150,120
Unilever Capital Corp.
3.10%, 07/30/25(a)	250	244,475
2.00%, 07/28/26(a)	260	245,043
2.90%, 05/05/27(a)	260	248,281
4.88%, 09/08/28(a)	100	102,625
2.13%, 09/06/29(a)	174	155,192
1.38%, 09/14/30	100	82,777
1.75%, 08/12/31	174	144,419
5.00%, 12/08/33	100	103,725

		5,480,680

Pharmaceuticals — 1.2%
AbbVie, Inc.
3.80%, 03/15/25	300	295,906
3.60%, 05/14/25	257	252,346
3.20%, 05/14/26(a)	245	237,449
2.95%, 11/21/26(a)	341	326,984
4.25%, 11/14/28(a)	427	424,739
4.55%, 03/15/35	110	107,872
4.50%, 05/14/35	249	243,530
4.30%, 05/14/36(a)	70	67,047
4.05%, 11/21/39	408	368,402
4.63%, 10/01/42(a)	200	189,194
4.40%, 11/06/42	240	222,520
4.85%, 06/15/44(a)	214	208,294
4.75%, 03/15/45	116	111,570
4.70%, 05/14/45	127	120,851
4.45%, 05/14/46	214	196,479
4.88%, 11/14/48(a)	171	166,700
4.25%, 11/21/49(a)	500	445,577
Astrazeneca Finance LLC
1.20%, 05/28/26	171	158,232
4.88%, 03/03/28	100	101,952
1.75%, 05/28/28	149	133,315
4.90%, 03/03/30(a)	50	51,468
2.25%, 05/28/31(a)	80	68,975
4.88%, 03/03/33(a)	100	103,413
AstraZeneca PLC
0.70%, 04/08/26(a)	189	173,991
3.13%, 06/12/27(a)	87	83,565
4.00%, 01/17/29(a)	257	253,692
1.38%, 08/06/30(a)	189	157,121
6.45%, 09/15/37	275	321,389
4.38%, 11/16/45	163	153,044
4.38%, 08/17/48	155	145,774
Bristol-Myers Squibb Co.
3.20%, 06/15/26(a)	449	435,655
3.90%, 02/20/28(a)	171	168,030
3.40%, 07/26/29(a)	149	141,321
1.45%, 11/13/30(a)	130	106,762
5.75%, 02/01/31	100	107,086
2.95%, 03/15/32(a)	130	115,519

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co. (continued)
5.90%, 11/15/33	$75	$81,715
4.13%, 06/15/39	287	258,602
3.55%, 03/15/42(a)	75	61,365
4.63%, 05/15/44(a)	250	231,835
5.00%, 08/15/45(a)	170	168,560
4.35%, 11/15/47(a)	140	123,452
4.55%, 02/20/48	135	122,242
4.25%, 10/26/49(a)	400	347,108
2.55%, 11/13/50(a)	100	63,395
3.70%, 03/15/52	257	201,959
6.25%, 11/15/53(a)	65	74,394
3.90%, 03/15/62	71	55,403
6.40%, 11/15/63	65	75,306
Cigna Group
3.25%, 04/15/25	75	73,181
4.13%, 11/15/25(a)	171	168,836
4.50%, 02/25/26(a)	87	86,369
1.25%, 03/15/26(a)	87	80,622
3.40%, 03/01/27(a)	130	125,283
3.05%, 10/15/27(a)	171	162,167
2.40%, 03/15/30	171	149,727
2.38%, 03/15/31	75	64,102
5.40%, 03/15/33(a)	70	72,835
4.80%, 08/15/38	171	165,332
3.20%, 03/15/40(a)	171	133,673
4.80%, 07/15/46(a)	214	199,136
3.88%, 10/15/47	130	105,799
4.90%, 12/15/48	257	244,340
3.40%, 03/15/50(a)	171	126,608
CVS Health Corp.
4.10%, 03/25/25	63	62,344
3.88%, 07/20/25(a)	163	160,178
5.00%, 02/20/26(a)	75	75,354
2.88%, 06/01/26(a)	300	286,507
3.63%, 04/01/27	62	60,077
1.30%, 08/21/27(a)	257	228,255
4.30%, 03/25/28	395	388,304
5.00%, 01/30/29(a)	100	101,835
3.25%, 08/15/29(a)	191	177,982
5.13%, 02/21/30	80	81,241
3.75%, 04/01/30	298	280,329
1.75%, 08/21/30(a)	353	291,599
5.25%, 01/30/31(a)	75	76,934
1.88%, 02/28/31	212	174,469
2.13%, 09/15/31(a)	79	65,402
5.25%, 02/21/33(a)	80	81,774
5.30%, 06/01/33(a)	100	102,622
4.88%, 07/20/35(a)	171	168,016
4.78%, 03/25/38	427	404,532
4.13%, 04/01/40	140	120,215
2.70%, 08/21/40	122	86,977
5.13%, 07/20/45(a)	369	349,105
5.05%, 03/25/48	800	748,246
4.25%, 04/01/50	104	86,860
5.63%, 02/21/53	80	81,088
5.88%, 06/01/53(a)	100	105,181
6.00%, 06/01/63(a)	100	106,026
Eli Lilly & Co.
2.75%, 06/01/25	45	43,793
3.10%, 05/15/27(a)	130	125,422
3.38%, 03/15/29	171	164,455

Security	Par (000)	Value

Pharmaceuticals (continued)
Eli Lilly & Co. (continued)
4.70%, 02/27/33(a)	$50	$51,272
3.70%, 03/01/45(a)	171	148,233
4.88%, 02/27/53(a)	45	46,542
4.15%, 03/15/59(a)	200	183,550
2.50%, 09/15/60	104	65,647
4.95%, 02/27/63	100	103,583
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29(a)	171	164,660
GlaxoSmithKline Capital, Inc.
3.63%, 05/15/25(a)	171	168,095
3.88%, 05/15/28(a)	171	168,593
5.38%, 04/15/34(a)	87	93,733
6.38%, 05/15/38	200	232,218
4.20%, 03/18/43(a)	104	97,046
Johnson & Johnson
2.45%, 03/01/26(a)	405	389,509
2.95%, 03/03/27	250	241,498
2.90%, 01/15/28(a)	171	163,617
4.38%, 12/05/33(a)	87	89,242
3.55%, 03/01/36(a)	330	305,355
3.63%, 03/03/37(a)	87	80,030
5.95%, 08/15/37	200	230,389
4.50%, 09/01/40	159	158,271
4.50%, 12/05/43(a)	130	129,411
3.70%, 03/01/46	87	76,115
3.50%, 01/15/48(a)	214	180,087
2.45%, 09/01/60(a)	107	68,739
Mead Johnson Nutrition Co.
4.13%, 11/15/25	171	168,645
4.60%, 06/01/44(a)	87	81,380
Merck & Co., Inc.
2.75%, 02/10/25	500	488,890
1.70%, 06/10/27(a)	160	146,658
4.05%, 05/17/28	45	44,802
1.90%, 12/10/28(a)	165	148,491
4.30%, 05/17/30(a)	80	79,989
1.45%, 06/24/30	257	214,770
4.50%, 05/17/33(a)	45	45,333
6.55%, 09/15/37(a)	300	349,710
3.90%, 03/07/39	87	79,090
4.15%, 05/18/43	130	119,444
4.90%, 05/17/44(a)	60	60,682
3.70%, 02/10/45(a)	160	136,000
4.00%, 03/07/49	171	150,256
2.45%, 06/24/50(a)	171	112,745
2.75%, 12/10/51(a)	200	137,472
5.00%, 05/17/53	45	46,269
2.90%, 12/10/61(a)	71	47,456
5.15%, 05/17/63	135	140,746
Merck Sharp & Dohme Corp., 5.75%, 11/15/36(a)	130	141,351
Mylan, Inc.
4.55%, 04/15/28(a)	140	135,840
5.40%, 11/29/43	87	75,231
5.20%, 04/15/48(a)	96	79,323
Novartis Capital Corp.
1.75%, 02/14/25	87	84,242
3.00%, 11/20/25(a)	189	183,778
2.00%, 02/14/27(a)	87	81,491
3.10%, 05/17/27	427	410,983
2.20%, 08/14/30	171	150,540
4.40%, 05/06/44	214	204,844
4.00%, 11/20/45	130	116,767

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Novartis Capital Corp. (continued)
2.75%, 08/14/50(a)	$90	$65,073
Pfizer Investment Enterprises Pte. Ltd.
4.65%, 05/19/25(a)	340	338,886
4.45%, 05/19/26(a)	340	339,038
4.45%, 05/19/28(a)	340	339,824
4.75%, 05/19/33(a)	355	355,797
5.11%, 05/19/43	300	298,932
5.30%, 05/19/53(a)	780	796,290
5.34%, 05/19/63	300	302,880
Pfizer, Inc.
0.80%, 05/28/25(a)	265	250,735
2.75%, 06/03/26(a)	60	57,514
3.00%, 12/15/26	130	125,432
3.60%, 09/15/28(a)	341	332,312
3.45%, 03/15/29(a)	140	134,891
2.63%, 04/01/30(a)	171	154,234
1.70%, 05/28/30(a)	142	120,915
1.75%, 08/18/31(a)	171	141,928
4.00%, 12/15/36(a)	87	82,110
4.10%, 09/15/38(a)	171	157,233
3.90%, 03/15/39	87	76,942
7.20%, 03/15/39	84	104,350
2.55%, 05/28/40	86	63,122
5.60%, 09/15/40(a)	200	210,969
4.30%, 06/15/43	87	79,830
4.40%, 05/15/44	87	82,458
4.13%, 12/15/46(a)	257	228,551
4.20%, 09/15/48(a)	87	78,678
4.00%, 03/15/49(a)	171	149,571
2.70%, 05/28/50(a)	240	167,107
Sanofi SA, 3.63%, 06/19/28	341	334,516
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26(a)	324	311,692
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/28(a)	200	202,972
3.03%, 07/09/40	200	153,711
3.18%, 07/09/50	200	143,018
Utah Acquisition Sub, Inc.
3.95%, 06/15/26	87	84,076
5.25%, 06/15/46	87	72,446
Viatris, Inc.
1.65%, 06/22/25	171	161,919
2.30%, 06/22/27(a)	171	155,085
3.85%, 06/22/40(a)	171	127,187
4.00%, 06/22/50(a)	100	70,342
Wyeth LLC
6.50%, 02/01/34	87	98,080
5.95%, 04/01/37	87	95,724
Zoetis, Inc.
3.90%, 08/20/28(a)	171	167,325
2.00%, 05/15/30	71	61,136
4.70%, 02/01/43	71	67,904
3.95%, 09/12/47(a)	87	73,901
4.45%, 08/20/48	87	79,075
3.00%, 05/15/50(a)	71	50,919

		32,319,515

Professional Services — 0.0%
Concentrix Corp.
6.65%, 08/02/26	50	51,250
6.60%, 08/02/28(a)	50	51,425

Security	Par (000)	Value

Professional Services (continued)
Concentrix Corp. (continued)
6.85%, 08/02/33	$50	$51,418
Jacobs Engineering Group, Inc.
6.35%, 08/18/28	100	104,439
5.90%, 03/01/33	75	76,563
Verisk Analytics, Inc.
4.00%, 06/15/25	87	85,475
4.13%, 03/15/29	87	84,869
5.75%, 04/01/33(a)	55	58,992
3.63%, 05/15/50	58	43,861

		608,292

Real Estate Management & Development — 0.0%
CBRE Services, Inc.
4.88%, 03/01/26(a)	87	87,039
2.50%, 04/01/31	107	90,540
5.95%, 08/15/34	25	26,264
Essential Properties LP, 2.95%, 07/15/31	41	32,242
Jones Lang LaSalle, Inc., 6.88%, 12/01/28(a)	25	26,458

		262,543

Residential REITs — 0.2%
American Homes 4 Rent LP
4.90%, 02/15/29	171	169,081
2.38%, 07/15/31(a)	35	28,871
3.38%, 07/15/51	25	17,124
AvalonBay Communities, Inc.
3.45%, 06/01/25(a)	74	72,422
3.20%, 01/15/28(a)	191	181,188
1.90%, 12/01/28(a)	104	91,852
3.30%, 06/01/29(a)	64	59,669
2.05%, 01/15/32(a)	130	108,873
5.30%, 12/07/33	25	26,010
3.90%, 10/15/46	87	70,764
Camden Property Trust
5.85%, 11/03/26(a)	25	25,747
2.80%, 05/15/30	257	229,816
ERP Operating LP
3.25%, 08/01/27(a)	87	82,644
3.50%, 03/01/28	171	163,317
3.00%, 07/01/29(a)	128	117,828
2.50%, 02/15/30(a)	72	63,612
1.85%, 08/01/31(a)	76	62,332
4.50%, 06/01/45	87	73,511
Essex Portfolio LP
4.00%, 03/01/29	71	67,763
3.00%, 01/15/30(a)	70	62,415
1.65%, 01/15/31	90	71,199
2.55%, 06/15/31(a)	60	50,189
2.65%, 09/01/50	71	42,738
Invitation Homes Operating Partnership LP
2.30%, 11/15/28(a)	79	70,027
5.45%, 08/15/30(a)	60	60,466
2.00%, 08/15/31(a)	70	55,703
5.50%, 08/15/33(a)	90	90,109
2.70%, 01/15/34	87	69,932
Mid-America Apartments LP
1.10%, 09/15/26(a)	67	60,756
3.60%, 06/01/27	87	84,084
3.95%, 03/15/29(a)	87	84,489
1.70%, 02/15/31(a)	69	55,944
2.88%, 09/15/51(a)	66	43,282

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Residential REITs (continued)
NNN REIT, Inc.
5.60%, 10/15/33(a)	$50	$51,615
3.10%, 04/15/50(a)	171	113,915
3.00%, 04/15/52	82	53,444
Realty Income Corp.
0.75%, 03/15/26	100	91,036
4.13%, 10/15/26	171	167,723
3.00%, 01/15/27(a)	171	162,256
3.95%, 08/15/27(a)	87	84,570
3.40%, 01/15/28(a)	87	82,669
4.70%, 12/15/28(a)	40	40,295
3.25%, 06/15/29(a)	48	44,841
3.10%, 12/15/29	87	79,743
3.25%, 01/15/31(a)	116	105,393
5.63%, 10/13/32(a)	90	94,677
1.80%, 03/15/33	72	55,938
4.90%, 07/15/33(a)	60	59,907
4.65%, 03/15/47(a)	100	93,109
Spirit Realty LP
3.20%, 01/15/27(a)	171	161,780
4.00%, 07/15/29	75	71,157
3.40%, 01/15/30	87	79,208
STORE Capital Corp., 2.70%, 12/01/31(a)	87	65,898
Tanger Properties LP, 3.88%, 07/15/27(a)	171	156,627
UDR, Inc.
4.40%, 01/26/29	171	164,767
3.20%, 01/15/30	87	79,021
3.00%, 08/15/31(a)	87	76,856
1.90%, 03/15/33(a)	87	66,146

		4,916,348

Retail REITs — 0.1%
Brixmor Operating Partnership LP(a)
4.13%, 06/15/26	87	84,249
4.13%, 05/15/29	214	203,654
Federal Realty OP LP
3.25%, 07/15/27	87	81,249
5.38%, 05/01/28(a)	40	40,431
3.50%, 06/01/30(a)	140	126,806
Kimco Realty OP LLC
3.30%, 02/01/25	62	60,634
2.80%, 10/01/26	87	82,081
2.25%, 12/01/31(a)	87	71,032
4.60%, 02/01/33(a)	25	24,116
6.40%, 03/01/34	25	27,411
4.45%, 09/01/47(a)	62	51,177
3.70%, 10/01/49(a)	87	64,886
Regency Centers LP
2.95%, 09/15/29	71	63,664
3.70%, 06/15/30(a)	87	80,891
4.40%, 02/01/47(a)	87	72,105
Simon Property Group LP
3.30%, 01/15/26(a)	257	248,973
1.38%, 01/15/27(a)	121	110,483
3.38%, 06/15/27(a)	130	124,545
2.45%, 09/13/29(a)	87	77,427
2.65%, 07/15/30(a)	171	151,323
2.25%, 01/15/32	121	100,505
5.50%, 03/08/33(a)	100	103,327
4.75%, 03/15/42(a)	74	67,365
4.25%, 10/01/44(a)	87	72,741
4.25%, 11/30/46	87	73,140
3.25%, 09/13/49(a)	114	82,321

Security	Par (000)	Value

Retail REITs (continued)
Simon Property Group LP (continued)
5.85%, 03/08/53	$100	$106,166
6.65%, 01/15/54	35	41,217
SITE Centers Corp., 4.25%, 02/01/26	87	84,800

		2,578,719

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.
3.92%, 06/01/32(a)	75	72,535
4.39%, 06/01/52	85	80,585
Analog Devices, Inc.
3.50%, 12/05/26	130	126,995
1.70%, 10/01/28	30	26,605
2.10%, 10/01/31(a)	75	63,825
2.80%, 10/01/41	149	110,912
2.95%, 10/01/51	65	46,481
Applied Materials, Inc.(a)
3.90%, 10/01/25	57	56,202
3.30%, 04/01/27	171	165,691
1.75%, 06/01/30	72	61,236
5.85%, 06/15/41	75	82,667
4.35%, 04/01/47	130	122,785
2.75%, 06/01/50	87	62,615
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.88%, 01/15/27(a)	270	263,495
3.50%, 01/15/28	87	83,433
Broadcom, Inc.
3.15%, 11/15/25(a)	62	60,053
3.46%, 09/15/26(a)	341	329,760
1.95%, 02/15/28(a)(c)	67	60,102
4.00%, 04/15/29(a)(c)	95	91,700
4.15%, 11/15/30	125	119,398
2.45%, 02/15/31(a)(c)	300	256,519
4.15%, 04/15/32(c)	108	101,809
4.30%, 11/15/32(a)	206	197,629
2.60%, 02/15/33(c)	275	226,559
3.42%, 04/15/33(c)	202	177,418
3.47%, 04/15/34(c)	469	408,032
3.14%, 11/15/35(c)	257	210,993
3.19%, 11/15/36(a)(c)	200	162,071
4.93%, 05/15/37(a)(c)	377	364,834
3.50%, 02/15/41(c)	179	141,906
3.75%, 02/15/51(a)(c)	225	176,886
Intel Corp.
3.40%, 03/25/25(a)	410	403,016
3.70%, 07/29/25(a)	171	168,284
4.88%, 02/10/26(a)	110	110,817
3.75%, 03/25/27	140	137,142
3.75%, 08/05/27(a)	100	98,003
4.88%, 02/10/28	115	116,918
1.60%, 08/12/28	63	55,731
4.00%, 08/05/29	100	98,412
2.45%, 11/15/29(a)	171	153,912
5.13%, 02/10/30	110	114,079
3.90%, 03/25/30(a)	300	290,681
2.00%, 08/12/31	87	73,469
5.20%, 02/10/33(a)	160	167,149
2.80%, 08/12/41(a)	63	47,178
5.63%, 02/10/43(a)	45	48,105
4.10%, 05/19/46(a)	427	376,222
4.10%, 05/11/47	87	75,668
3.73%, 12/08/47(a)	240	194,929
4.75%, 03/25/50(a)	200	188,957

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp. (continued)
3.05%, 08/12/51(a)	$320	$225,332
4.90%, 08/05/52(a)	300	293,571
5.70%, 02/10/53(a)	130	140,544
3.10%, 02/15/60	87	59,958
4.95%, 03/25/60(a)	121	118,770
3.20%, 08/12/61	63	43,344
5.05%, 08/05/62(a)	100	98,849
5.90%, 02/10/63(a)	110	122,606
KLA Corp.(a)
4.10%, 03/15/29	87	86,530
4.65%, 07/15/32	50	51,074
3.30%, 03/01/50	184	140,443
4.95%, 07/15/52	90	90,922
5.25%, 07/15/62	75	78,224
Lam Research Corp.
3.80%, 03/15/25	80	78,973
1.90%, 06/15/30	141	121,223
4.88%, 03/15/49(a)	171	170,136
2.88%, 06/15/50(a)	76	54,070
Marvell Technology, Inc.
1.65%, 04/15/26	154	143,267
2.45%, 04/15/28	171	154,310
2.95%, 04/15/31	82	71,657
Microchip Technology, Inc., 4.25%, 09/01/25(a)	171	168,419
Micron Technology, Inc.
4.98%, 02/06/26	87	86,953
5.38%, 04/15/28	60	61,056
5.33%, 02/06/29	87	88,733
6.75%, 11/01/29	150	162,088
4.66%, 02/15/30(a)	130	126,878
5.88%, 02/09/33(a)	50	51,969
5.88%, 09/15/33(a)	60	62,405
3.37%, 11/01/41	87	64,809
3.48%, 11/01/51(a)	87	63,052
NVIDIA Corp.
3.20%, 09/16/26(a)	171	166,346
1.55%, 06/15/28	125	111,924
2.85%, 04/01/30	114	105,431
2.00%, 06/15/31(a)	121	103,712
3.50%, 04/01/40	122	105,751
3.50%, 04/01/50(a)	257	214,446
3.70%, 04/01/60	52	43,547
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/25	85	81,911
3.88%, 06/18/26(a)	81	78,978
4.40%, 06/01/27(a)	90	88,861
4.30%, 06/18/29(a)	171	165,839
3.40%, 05/01/30	80	73,390
2.50%, 05/11/31(a)	149	126,240
2.65%, 02/15/32	67	56,539
5.00%, 01/15/33(a)	112	111,880
3.25%, 05/11/41	87	66,221
3.13%, 02/15/42	87	64,481
3.25%, 11/30/51	75	53,834
Qorvo, Inc., 4.38%, 10/15/29(a)	96	91,080
QUALCOMM, Inc.
3.25%, 05/20/27(a)	87	84,217
1.30%, 05/20/28(a)	184	162,943
2.15%, 05/20/30(a)	105	92,506
1.65%, 05/20/32(a)	142	115,817
4.25%, 05/20/32(a)	52	51,600

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc. (continued)
5.40%, 05/20/33(a)	$100	$107,964
4.65%, 05/20/35(a)	87	88,986
4.80%, 05/20/45(a)	130	128,840
4.30%, 05/20/47(a)	107	97,860
3.25%, 05/20/50(a)	140	108,886
4.50%, 05/20/52	133	124,196
6.00%, 05/20/53(a)	100	115,063
Skyworks Solutions, Inc.
1.80%, 06/01/26	58	53,742
3.00%, 06/01/31	67	57,326
Texas Instruments, Inc.
1.13%, 09/15/26(a)	85	78,122
4.60%, 02/15/28	35	35,560
2.25%, 09/04/29	118	106,421
1.90%, 09/15/31	98	83,643
3.65%, 08/16/32(a)	50	47,515
4.90%, 03/14/33(a)	30	31,151
3.88%, 03/15/39	171	157,756
4.15%, 05/15/48	171	155,056
4.10%, 08/16/52(a)	25	22,183
5.00%, 03/14/53(a)	30	30,712
5.05%, 05/18/63(a)	145	148,531
TSMC Arizona Corp.
2.50%, 10/25/31	390	334,409
4.50%, 04/22/52(a)	200	196,608
Xilinx, Inc., 2.38%, 06/01/30	240	212,252

		15,650,844

Software — 0.6%
Adobe, Inc.
1.90%, 02/01/25(a)	57	55,295
3.25%, 02/01/25(a)	70	68,772
2.15%, 02/01/27	219	205,498
2.30%, 02/01/30	206	184,535
Autodesk, Inc.
2.85%, 01/15/30	74	66,701
2.40%, 12/15/31(a)	133	113,792
Electronic Arts, Inc.
1.85%, 02/15/31	72	60,083
2.95%, 02/15/51(a)	69	48,789
Intuit, Inc.
0.95%, 07/15/25	130	122,497
5.25%, 09/15/26(a)	55	56,067
1.35%, 07/15/27(a)	142	127,982
5.13%, 09/15/28(a)	75	77,513
1.65%, 07/15/30	169	141,968
5.20%, 09/15/33(a)	75	78,517
5.50%, 09/15/53	100	109,361
Microsoft Corp.
3.13%, 11/03/25(a)	300	292,825
2.40%, 08/08/26	382	364,002
3.30%, 02/06/27(a)	766	746,028
3.40%, 06/15/27	171	166,008
1.35%, 09/15/30	69	57,452
3.50%, 02/12/35(a)	200	189,477
3.45%, 08/08/36	104	95,656
3.70%, 08/08/46	171	149,679
2.53%, 06/01/50(a)	600	409,604
2.50%, 09/15/50(a)	140	94,525
2.92%, 03/17/52	550	405,920
4.50%, 02/06/57(a)	341	334,670
2.68%, 06/01/60(a)	792	528,544

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Microsoft Corp. (continued)
3.04%, 03/17/62	$292	$210,662
Oracle Corp.
2.50%, 04/01/25	621	600,313
2.95%, 05/15/25(a)	87	84,440
5.80%, 11/10/25(a)	40	40,624
1.65%, 03/25/26	154	143,663
2.65%, 07/15/26	130	123,263
2.80%, 04/01/27(a)	257	242,413
3.25%, 11/15/27(a)	130	123,418
2.30%, 03/25/28(a)	237	215,946
4.50%, 05/06/28(a)	65	64,992
6.15%, 11/09/29	70	75,303
4.65%, 05/06/30(a)	65	64,745
3.25%, 05/15/30(a)	163	149,753
2.88%, 03/25/31(a)	267	236,523
6.25%, 11/09/32(a)	200	217,577
4.90%, 02/06/33	100	99,545
4.30%, 07/08/34	384	358,547
3.90%, 05/15/35	87	77,575
3.85%, 07/15/36(a)	130	113,260
3.80%, 11/15/37	130	110,472
6.50%, 04/15/38	200	220,764
6.13%, 07/08/39	87	92,485
3.60%, 04/01/40(a)	316	251,980
5.38%, 07/15/40	71	69,762
3.65%, 03/25/41	285	226,037
4.50%, 07/08/44(a)	87	75,867
4.13%, 05/15/45	100	81,572
4.00%, 07/15/46(a)	384	307,792
4.00%, 11/15/47(a)	257	203,564
3.60%, 04/01/50	400	296,283
3.95%, 03/25/51	346	270,941
6.90%, 11/09/52(a)	250	293,418
5.55%, 02/06/53(a)	140	140,039
4.38%, 05/15/55(a)	214	177,291
3.85%, 04/01/60	359	260,146
4.10%, 03/25/61(a)	200	152,378
Roper Technologies, Inc.
1.00%, 09/15/25	108	100,950
3.80%, 12/15/26	87	85,081
1.40%, 09/15/27(a)	65	58,158
2.95%, 09/15/29	76	69,635
2.00%, 06/30/30(a)	67	56,876
1.75%, 02/15/31(a)	86	70,834
Salesforce, Inc.
3.70%, 04/11/28	341	334,129
1.50%, 07/15/28(a)	60	53,357
1.95%, 07/15/31(a)	81	69,182
2.70%, 07/15/41(a)	156	119,154
2.90%, 07/15/51(a)	237	169,460
3.05%, 07/15/61(a)	50	35,077
ServiceNow, Inc., 1.40%, 09/01/30(a)	140	115,093
Take-Two Interactive Software, Inc.
3.55%, 04/14/25	82	80,243
5.00%, 03/28/26(a)	140	140,634
3.70%, 04/14/27	65	63,011
4.95%, 03/28/28(a)	140	141,037
4.00%, 04/14/32	76	72,169
VMware, Inc.
1.40%, 08/15/26	341	311,907

Security	Par (000)	Value

Software (continued)
VMware, Inc. (continued)
4.70%, 05/15/30	$141	$139,082
Workday, Inc.
3.50%, 04/01/27	81	78,372
3.70%, 04/01/29	61	58,544
3.80%, 04/01/32(a)	89	82,870

		14,329,968

Specialized REITs — 0.0%
CubeSmart LP(a)
3.00%, 02/15/30	100	88,282
2.00%, 02/15/31	87	70,961
Extra Space Storage LP
4.00%, 06/15/29	21	20,019
2.20%, 10/15/30	69	57,392
5.90%, 01/15/31	30	31,312
2.55%, 06/01/31(a)	87	72,550
2.40%, 10/15/31(a)	75	61,873
2.35%, 03/15/32	70	57,058
Public Storage Operating Co.
1.50%, 11/09/26(a)	138	126,731
1.85%, 05/01/28(a)	207	185,864
1.95%, 11/09/28(a)	133	118,541
5.13%, 01/15/29(a)	30	30,955
2.25%, 11/09/31	87	74,375
5.35%, 08/01/53(a)	100	104,405

		1,100,318

Specialty Retail — 0.0%
Best Buy Co., Inc., 1.95%, 10/01/30(a)	214	177,722
Dick’s Sporting Goods, Inc., 4.10%, 01/15/52	70	49,913
Ross Stores, Inc.
4.60%, 04/15/25	87	86,321
1.88%, 04/15/31(a)	171	140,701
Tractor Supply Co.(a)
1.75%, 11/01/30	69	56,509
5.25%, 05/15/33	20	20,516

		531,682

Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.
2.75%, 01/13/25	171	167,544
2.50%, 02/09/25(a)	74	72,167
1.13%, 05/11/25(a)	112	106,798
3.20%, 05/13/25(a)	130	127,354
0.55%, 08/20/25(a)	477	448,562
0.70%, 02/08/26(a)	87	80,577
3.25%, 02/23/26(a)	326	318,068
2.45%, 08/04/26(a)	241	229,718
3.35%, 02/09/27	341	332,138
3.20%, 05/11/27(a)	257	248,665
2.90%, 09/12/27(a)	171	163,739
3.00%, 11/13/27(a)	171	164,097
1.20%, 02/08/28	450	400,360
4.00%, 05/10/28(a)	80	79,814
1.40%, 08/05/28	470	416,414
3.25%, 08/08/29	200	190,978
2.20%, 09/11/29(a)	212	191,698
4.15%, 05/10/30(a)	80	80,159
1.65%, 05/11/30(a)	240	205,242
1.65%, 02/08/31(a)	427	359,988
1.70%, 08/05/31	70	58,559
3.35%, 08/08/32(a)	200	187,978

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued)
4.30%, 05/10/33(a)	$80	$81,242
4.50%, 02/23/36(a)	87	88,924
3.85%, 05/04/43	300	267,059
4.45%, 05/06/44(a)	87	84,462
3.45%, 02/09/45	231	192,295
4.38%, 05/13/45(a)	87	82,499
4.65%, 02/23/46	338	333,409
3.85%, 08/04/46	130	112,938
4.25%, 02/09/47(a)	87	82,053
3.75%, 09/12/47	300	256,067
3.75%, 11/13/47	214	182,942
2.95%, 09/11/49	214	157,153
2.65%, 05/11/50	206	141,797
2.40%, 08/20/50(a)	177	115,994
2.65%, 02/08/51	214	146,501
2.70%, 08/05/51	200	137,524
3.95%, 08/08/52(a)	150	131,279
4.85%, 05/10/53(a)	80	81,515
2.55%, 08/20/60(a)	171	112,641
2.80%, 02/08/61	127	86,341
2.85%, 08/05/61(a)	70	47,818
4.10%, 08/08/62(a)	150	133,605
Dell International LLC/EMC Corp.
5.85%, 07/15/25(a)	104	105,018
4.90%, 10/01/26	171	171,272
5.25%, 02/01/28(a)	200	204,973
5.30%, 10/01/29	214	220,378
5.75%, 02/01/33(a)	60	63,210
8.10%, 07/15/36	69	84,863
3.38%, 12/15/41	171	128,937
8.35%, 07/15/46(a)	26	34,145
3.45%, 12/15/51	32	23,128
Dell, Inc.
7.10%, 04/15/28	71	76,443
6.50%, 04/15/38(a)	71	75,984
Fortinet, Inc.(a)
1.00%, 03/15/26	132	120,997
2.20%, 03/15/31	152	127,227
Hewlett Packard Enterprise Co.
4.90%, 10/15/25(a)	214	212,997
1.75%, 04/01/26(a)	171	159,187
5.25%, 07/01/28(a)	20	20,446
6.20%, 10/15/35	87	95,402
6.35%, 10/15/45(a)	130	140,242
HP, Inc.
2.20%, 06/17/25	87	83,313
4.75%, 01/15/28(a)	50	50,043
4.00%, 04/15/29(a)	90	87,262
2.65%, 06/17/31(a)	171	145,531
5.50%, 01/15/33(a)	150	153,936
6.00%, 09/15/41(a)	112	117,978
NetApp, Inc., 1.88%, 06/22/25(a)	117	111,313
Western Digital Corp.
2.85%, 02/01/29	74	63,705
3.10%, 02/01/32(a)	80	63,648

		10,628,253

Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc.
2.75%, 03/27/27(a)	341	324,734
2.85%, 03/27/30(a)	171	157,219
3.25%, 03/27/40	171	143,626

Security	Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc. (continued)
3.88%, 11/01/45(a)	$87	$76,797
3.38%, 11/01/46	257	206,735
Tapestry, Inc.
7.05%, 11/27/25	35	35,770
7.00%, 11/27/26	125	129,585
7.35%, 11/27/28(a)	75	78,675
7.70%, 11/27/30	50	52,635
7.85%, 11/27/33	150	160,032
VF Corp., 2.95%, 04/23/30(a)	87	72,568

		1,438,376

Tobacco — 0.3%
Altria Group, Inc.
2.35%, 05/06/25(a)	84	81,010
2.63%, 09/16/26(a)	341	322,511
6.20%, 11/01/28(a)	25	26,219
4.80%, 02/14/29(a)	95	94,697
3.40%, 05/06/30	76	69,326
2.45%, 02/04/32(a)	208	169,618
5.80%, 02/14/39(a)	257	261,778
3.40%, 02/04/41	171	125,210
4.25%, 08/09/42(a)	100	81,222
4.50%, 05/02/43(a)	71	59,211
5.38%, 01/31/44(a)	226	221,857
3.88%, 09/16/46	100	74,900
5.95%, 02/14/49(a)	100	101,851
4.45%, 05/06/50	114	90,401
3.70%, 02/04/51(a)	155	109,051
4.00%, 02/04/61	121	88,224
BAT Capital Corp.
3.22%, 09/06/26	171	163,544
4.70%, 04/02/27	87	86,113
3.56%, 08/15/27(a)	113	107,838
2.26%, 03/25/28(a)	104	93,058
3.46%, 09/06/29	87	80,142
4.91%, 04/02/30(a)	104	102,187
6.34%, 08/02/30(a)	100	104,990
2.73%, 03/25/31	100	83,862
4.74%, 03/16/32(a)	96	92,094
7.75%, 10/19/32	40	45,155
6.42%, 08/02/33(a)	90	94,166
4.39%, 08/15/37	384	321,535
3.73%, 09/25/40(a)	70	51,457
7.08%, 08/02/43(a)	50	53,092
4.54%, 08/15/47	231	177,345
4.76%, 09/06/49	100	79,259
5.28%, 04/02/50	87	74,590
3.98%, 09/25/50	104	73,193
5.65%, 03/16/52	96	86,654
7.08%, 08/02/53	75	80,179
BAT International Finance PLC(a)
1.67%, 03/25/26	87	80,811
4.45%, 03/16/28	96	94,412
5.93%, 02/02/29	200	207,803
Philip Morris International, Inc.
3.38%, 08/11/25(a)	130	126,825
5.00%, 11/17/25	200	200,791
4.88%, 02/13/26(a)	100	100,350
2.75%, 02/25/26(a)	73	69,946
3.13%, 08/17/27(a)	171	162,508
5.13%, 11/17/27	200	203,563
4.88%, 02/15/28	100	101,068

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Philip Morris International, Inc. (continued)
5.25%, 09/07/28(a)	$25	$25,714
5.63%, 11/17/29	155	162,534
5.13%, 02/15/30(a)	100	101,632
5.50%, 09/07/30(a)	25	25,910
1.75%, 11/01/30	41	33,794
5.75%, 11/17/32(a)	170	178,408
5.38%, 02/15/33	300	307,711
5.63%, 09/07/33	25	26,111
6.38%, 05/16/38(a)	220	246,168
4.50%, 03/20/42	150	134,459
3.88%, 08/21/42	62	50,764
4.13%, 03/04/43(a)	79	66,777
4.88%, 11/15/43(a)	87	81,707
4.25%, 11/10/44	65	55,737
Reynolds American, Inc.
4.45%, 06/12/25	107	105,750
5.70%, 08/15/35(a)	82	80,923
6.15%, 09/15/43(a)	53	52,442
5.85%, 08/15/45(a)	200	187,211

		7,299,368

Water Utilities — 0.1%
American Water Capital Corp.
3.40%, 03/01/25(a)	130	127,261
2.95%, 09/01/27	87	82,177
3.75%, 09/01/28(a)	257	247,289
3.45%, 06/01/29	87	82,116
2.30%, 06/01/31(a)	155	132,360
4.45%, 06/01/32(a)	90	89,529
4.30%, 09/01/45(a)	87	76,540
3.75%, 09/01/47(a)	87	71,050
4.15%, 06/01/49	87	74,809
3.25%, 06/01/51(a)	155	113,872
Essential Utilities, Inc.(a)
2.40%, 05/01/31	171	142,556
3.35%, 04/15/50	171	120,915
5.30%, 05/01/52	61	58,198

		1,418,672

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV
3.63%, 04/22/29	244	229,894
6.13%, 03/30/40(a)	300	326,250
4.38%, 07/16/42	229	206,077
Orange SA, 9.00%, 03/01/31(a)	437	538,947
Rogers Communications, Inc.
2.95%, 03/15/25	71	68,884
3.63%, 12/15/25	267	259,193
2.90%, 11/15/26(a)	171	162,128
3.20%, 03/15/27(a)	73	69,679
3.80%, 03/15/32	58	53,373
7.50%, 08/15/38(a)	100	115,455
4.50%, 03/15/42	59	52,045
5.00%, 03/15/44(a)	87	81,759
4.30%, 02/15/48(a)	214	178,386
3.70%, 11/15/49	71	53,952
4.55%, 03/15/52	240	209,300
T-Mobile U.S., Inc.
3.50%, 04/15/25	179	175,216
1.50%, 02/15/26	171	159,224
2.25%, 02/15/26(a)	150	142,137
2.63%, 04/15/26(a)	100	95,114

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile U.S., Inc.(continued)
3.75%, 04/15/27	$300	$290,978
5.38%, 04/15/27(a)	100	100,344
4.75%, 02/01/28(a)	125	124,546
2.05%, 02/15/28	87	78,499
4.95%, 03/15/28	85	86,141
4.80%, 07/15/28(a)	80	80,669
2.63%, 02/15/29	100	90,027
3.38%, 04/15/29(a)	200	185,821
3.88%, 04/15/30(a)	800	758,641
2.55%, 02/15/31	259	223,080
2.88%, 02/15/31	100	88,113
3.50%, 04/15/31(a)	225	205,693
2.25%, 11/15/31	59	49,123
2.70%, 03/15/32	130	110,786
5.20%, 01/15/33	200	205,018
5.05%, 07/15/33	275	277,138
5.75%, 01/15/34(a)	65	68,942
4.38%, 04/15/40	214	193,088
3.00%, 02/15/41(a)	141	105,518
4.50%, 04/15/50	295	260,647
3.30%, 02/15/51	300	216,729
3.40%, 10/15/52(a)	341	248,367
5.65%, 01/15/53(a)	200	208,235
5.75%, 01/15/54	80	84,647
6.00%, 06/15/54	100	109,666
3.60%, 11/15/60	174	126,643
5.80%, 09/15/62	100	107,208
Vodafone Group PLC
4.13%, 05/30/25(a)	257	253,527
7.88%, 02/15/30	74	84,879
6.15%, 02/27/37(a)	87	94,112
4.38%, 02/19/43	163	142,090
4.25%, 09/17/50(a)	205	170,041
5.63%, 02/10/53	150	151,247
5.13%, 06/19/59	104	94,947
5.75%, 02/10/63	150	152,130

		9,004,293

Total Corporate Bonds — 25.1% (Cost: $715,540,121)		658,081,971

Foreign Agency Obligations

Canada — 0.3%
Canada Government International Bond
1.63%, 01/22/25	355	343,534
2.88%, 04/28/25	400	391,295
3.75%, 04/26/28(a)	300	297,251
Export Development Canada, 3.38%, 08/26/25	700	687,664
Province of Alberta Canada
1.00%, 05/20/25	511	485,347
3.30%, 03/15/28	341	329,189
1.30%, 07/22/30	341	283,784
Province of British Columbia Canada(a)
2.25%, 06/02/26	171	162,915
0.90%, 07/20/26	341	313,249
4.20%, 07/06/33	400	395,768
Province of Manitoba Canada, Series HB, 1.50%, 10/25/28	341	301,818
Province of New Brunswick Canada, 3.63%, 02/24/28	171	166,088

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Canada (continued)
Province of Ontario Canada
0.63%, 01/21/26	$171	$158,374
3.10%, 05/19/27(a)	400	385,989
1.05%, 05/21/27(a)	171	154,038
2.00%, 10/02/29	171	152,380
1.13%, 10/07/30	341	279,116
1.60%, 02/25/31(a)	341	286,240
Province of Quebec Canada
0.60%, 07/23/25	341	320,499
2.50%, 04/20/26(a)	469	450,100
2.75%, 04/12/27(a)	341	325,615
1.35%, 05/28/30	341	286,682
Series QX, 1.50%, 02/11/25	341	328,670

		7,285,605

Chile — 0.1%
Chile Government International Bond
2.75%, 01/31/27	300	282,656
2.45%, 01/31/31(a)	417	362,269
2.55%, 07/27/33	390	322,116
3.50%, 01/31/34(a)	200	178,063
3.10%, 05/07/41(a)	200	151,500
4.00%, 01/31/52(a)	290	238,072
5.33%, 01/05/54	287	285,548
3.10%, 01/22/61(a)	318	212,066

		2,032,290

Germany — 0.0%
Landwirtschaftliche Rentenbank, 1.75%, 07/27/26(a)	171	160,826

Hungary — 0.0%
Hungary Government International Bond, 7.63%, 03/29/41	134	160,217

Indonesia — 0.1%
Indonesia Government International Bond
4.15%, 09/20/27	200	196,563
4.10%, 04/24/28	522	511,234
2.85%, 02/14/30(a)	490	442,225
2.15%, 07/28/31	400	336,625
4.65%, 09/20/32	200	199,687
4.35%, 01/11/48(a)	284	262,434
4.20%, 10/15/50(a)	322	288,894
3.05%, 03/12/51	211	160,690
4.30%, 03/31/52	300	271,687
3.20%, 09/23/61	222	160,326

		2,830,365

Israel — 0.1%
Israel Government International Bond
3.25%, 01/17/28(a)	318	296,726
4.50%, 01/17/33	200	189,748
4.50%, 01/30/43	415	365,387
4.13%, 01/17/48	322	260,008
State of Israel, 2.50%, 01/15/30(a)	490	426,251

		1,538,120

Italy — 0.0%
Republic of Italy Government International Bond
1.25%, 02/17/26	511	472,345
2.88%, 10/17/29	200	179,081

Security	Par (000)	Value

Italy (continued)
Republic of Italy Government International Bond (continued)
5.38%, 06/15/33(a)	$130	$130,063
4.00%, 10/17/49	417	318,481

		1,099,970

Japan — 0.1%
Japan Bank for International Cooperation
3.88%, 09/16/25(a)	500	492,732
2.75%, 11/16/27	500	471,838
4.63%, 07/19/28	300	303,997
3.25%, 07/20/28(a)	690	659,225
2.00%, 10/17/29	200	176,021
1.88%, 04/15/31(a)	514	433,289
Series DTC, 2.25%, 11/04/26	500	470,291
Japan International Cooperation Agency
2.75%, 04/27/27	300	283,692
4.00%, 05/23/28	300	295,396

		3,586,481

Mexico — 0.2%
Mexico Government International Bond
4.13%, 01/21/26	511	506,209
4.50%, 04/22/29	300	295,125
2.66%, 05/24/31	200	168,687
4.75%, 04/27/32	211	202,824
4.88%, 05/19/33	200	192,625
3.50%, 02/12/34	450	380,672
6.35%, 02/09/35	200	209,187
6.05%, 01/11/40(a)	394	397,324
4.28%, 08/14/41	518	427,350
4.75%, 03/08/44	378	324,017
5.55%, 01/21/45(a)	260	247,569
4.60%, 01/23/46(a)	318	264,834
4.35%, 01/15/47(a)	200	160,687
4.60%, 02/10/48(a)	390	321,506
4.50%, 01/31/50(a)	273	222,580
5.00%, 04/27/51(a)	390	337,716
4.40%, 02/12/52	200	158,188
6.34%, 05/04/53(a)	200	203,625
3.77%, 05/24/61	200	135,188
5.75%, 12/31/99	88	78,513
Series A, 6.75%, 09/27/34	53	57,174

		5,291,600

Panama — 0.1%
Panama Government International Bond
3.75%, 03/16/25	300	291,188
7.13%, 01/29/26(a)	400	408,000
2.25%, 09/29/32	690	503,484
6.40%, 02/14/35	200	195,000
6.70%, 01/26/36(a)	62	61,419
4.50%, 04/16/50(a)	232	160,660
4.30%, 04/29/53(a)	200	133,563
6.85%, 03/28/54	200	186,750
4.50%, 04/01/56	392	262,885
3.87%, 07/23/60(a)	397	237,083

		2,440,032

Peru — 0.1%
Peruvian Government International Bond
2.39%, 01/23/26	238	225,951
4.13%, 08/25/27(a)	520	508,787

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Peru (continued)
Peruvian Government International
Bond (continued)
2.84%, 06/20/30	$215	$190,678
2.78%, 01/23/31	341	296,350
1.86%, 12/01/32(a)	130	101,563
8.75%, 11/21/33	77	96,587
3.00%, 01/15/34(a)	388	326,648
6.55%, 03/14/37(a)	87	96,679
3.30%, 03/11/41(a)	141	109,363
5.63%, 11/18/50(a)	240	250,050
2.78%, 12/01/60	214	133,148
3.60%, 01/15/72	75	52,800
3.23%, 07/28/2121	87	54,076

		2,442,680

Philippines — 0.1%
Philippines Government International Bond
10.63%, 03/16/25	500	531,930
3.00%, 02/01/28	300	282,469
7.75%, 01/14/31(a)	257	304,545
5.00%, 07/17/33	500	513,125
6.38%, 10/23/34	250	282,109
5.00%, 01/13/37	522	532,929
3.95%, 01/20/40	250	225,469
3.70%, 02/02/42	397	339,311
5.95%, 10/13/47	400	444,625

		3,456,512

Poland — 0.1%
Republic of Poland Government International Bond
3.25%, 04/06/26(a)	214	207,120
5.50%, 11/16/27	300	311,178
5.75%, 11/16/32	300	323,751
4.88%, 10/04/33	300	303,225
5.50%, 04/04/53(a)	200	208,082

		1,353,356

South Korea — 0.1%
Export-Import Bank of Korea
3.25%, 11/10/25	500	485,465
5.00%, 01/11/28(a)	300	305,406
4.50%, 09/15/32(a)	200	199,120
5.13%, 01/11/33(a)	500	519,910
Korea Development Bank(a)
4.38%, 02/15/28	500	497,695
2.00%, 10/25/31	500	414,730
Korea International Bond(a)
4.13%, 06/10/44	250	231,322
3.88%, 09/20/48	200	176,088

		2,829,736

Supranational — 0.8%
African Development Bank, Series GDIF, 0.88%, 03/23/26	341	316,430
Asian Development Bank
4.25%, 01/09/26	700	699,259
0.50%, 02/04/26	341	315,304
1.00%, 04/14/26	341	317,041
2.00%, 04/24/26(a)	171	162,546
2.63%, 01/12/27	171	163,744
2.50%, 11/02/27(a)	341	322,175
2.75%, 01/19/28(a)	130	123,738
5.82%, 06/16/28	681	726,761
1.75%, 09/19/29	341	302,465

Security	Par (000)	Value

Supranational (continued)
Asian Development Bank (continued)
1.88%, 01/24/30	$500	$441,318
1.50%, 03/04/31	500	421,612
Asian Infrastructure Investment Bank
0.50%, 01/27/26	500	461,789
4.00%, 01/18/28(a)	500	497,233
Corp. Andina de Fomento, 2.25%, 02/08/27(a)	300	274,716
European Bank for Reconstruction & Development
1.50%, 02/13/25	171	164,944
0.50%, 05/19/25	341	322,165
European Investment Bank
1.63%, 03/14/25(a)	500	482,431
0.63%, 07/25/25(a)	341	321,209
0.38%, 03/26/26	700	643,137
2.13%, 04/13/26(a)	171	163,197
0.75%, 10/26/26	247	225,148
3.25%, 11/15/27	500	486,056
1.75%, 03/15/29	300	268,738
1.63%, 10/09/29	130	114,309
0.88%, 05/17/30	500	412,746
Inter-American Development Bank
2.13%, 01/15/25	171	166,433
1.75%, 03/14/25	511	493,462
0.88%, 04/03/25	511	487,420
0.88%, 04/20/26	511	473,755
2.00%, 06/02/26(a)	87	82,538
2.38%, 07/07/27	171	161,572
1.13%, 07/20/28(a)	511	449,695
3.13%, 09/18/28	300	288,525
2.25%, 06/18/29(a)	500	456,899
1.13%, 01/13/31	427	351,775
3.20%, 08/07/42(a)	130	108,615
4.38%, 01/24/44(a)	75	73,767
International Bank for Reconstruction & Development
1.63%, 01/15/25(a)	511	494,770
0.63%, 04/22/25	500	474,931
0.38%, 07/28/25	511	479,127
0.50%, 10/28/25	641	597,372
3.13%, 06/15/27	400	387,654
0.75%, 11/24/27(a)	500	440,997
1.13%, 09/13/28(a)	850	745,728
3.63%, 09/21/29	300	294,155
0.75%, 08/26/30(a)	800	646,979
1.25%, 02/10/31(a)	500	414,914
2.50%, 03/29/32(a)	700	625,559
4.75%, 02/15/35(a)	87	90,501
Series GDIF, 2.50%, 07/29/25(a)	171	165,800
Series GDIF, 1.88%, 10/27/26	130	122,185
Series GDIF, 2.50%, 11/22/27(a)	341	321,989
Series GDIF, 1.38%, 04/20/28	500	448,085
International Finance Corp.
0.38%, 07/16/25	341	320,126
0.75%, 10/08/26	341	311,104
0.75%, 08/27/30(a)	341	271,857
Nordic Investment Bank, 4.38%, 03/14/28	500	506,475

		20,904,975

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Sweden — 0.0%
Svensk Exportkredit AB
2.25%, 03/22/27(a)	$500	$469,912
4.13%, 06/14/28	500	499,093

		969,005

Uruguay — 0.1%
Uruguay Government International Bond
4.38%, 10/27/27	171	171,802
4.38%, 01/23/31	427	422,863
5.75%, 10/28/34	150	162,375
7.63%, 03/21/36(a)	300	372,750
5.10%, 06/18/50(a)	384	384,840
4.98%, 04/20/55(a)	200	195,100

		1,709,730

Total Foreign Agency Obligations — 2.3% (Cost: $64,516,777)		60,091,500

Municipal Bonds

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Series B, 2.65%, 09/01/37	30	24,028

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41	85	84,097

California — 0.2%
Bay Area Toll Authority, RB, BAB
Series S-1, 6.92%, 04/01/40	120	142,282
Series S-1, 7.04%, 04/01/50	75	94,962
Bay Area Toll Authority, Refunding RB, Series F-3, 3.13%, 04/01/55	95	67,183
California Health Facilities Financing Authority, RB, M/F Housing
4.19%, 06/01/37	65	59,242
4.35%, 06/01/41(a)	85	76,371
California State University, RB
Series B, 5.18%, 11/01/53(a)	50	50,224
Series E, 2.90%, 11/01/51	75	54,843
California State University, Refunding RB, Series B, 2.98%, 11/01/51	180	128,013
City of Los Angeles Department of Airports Customer Facility Charge Revenue, Refunding ARB, Class A, (AGM), 4.24%, 05/15/48(a)	60	53,031
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, 6.95%, 11/01/50	75	89,937
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40(a)	75	82,703
Foothill-Eastern Transportation Corridor Agency, Refunding RB
Series A, 4.09%, 01/15/49	80	66,963
Series A, (AGM), 3.92%, 01/15/53	65	51,585
Golden State Tobacco Securitization Corp., Refunding RB
Class B, (SAP), 2.75%, 06/01/34	60	50,122
Class B, (SAP), 3.29%, 06/01/42	150	116,918
Class B, (SAP), 3.00%, 06/01/46	40	36,742
Series A-1, 3.71%, 06/01/41	80	61,491

Security	Par (000)	Value

California (continued)
Golden State Tobacco Securitization Corp.,
Refunding RB (continued)
Subordinate, 3.85%, 06/01/50	$75	$69,697
Los Angeles Community College District, GO, BAB, 6.75%, 08/01/49(a)	100	124,772
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32(a)	125	103,707
Los Angeles County Public Works Financing Authority, Refunding RB, BAB, 7.62%, 08/01/40	75	92,847
Los Angeles Department of Water & Power, RB, BAB
5.72%, 07/01/39	75	80,370
6.57%, 07/01/45	125	147,999
Los Angeles Unified School District, GO, BAB
Series KR, 5.76%, 07/01/29	85	88,328
Series KR, 5.75%, 07/01/34	160	170,400
Regents of the University of California Medical Center Pooled Revenue, RB
Series N, 3.71%, 05/15/2120	100	68,966
Series Q, 4.13%, 05/15/32	70	66,282
Series Q, 4.56%, 05/15/53(a)	85	79,344
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	65	76,027
San Diego County Regional Transportation Commission, RB, BAB, 5.91%, 04/01/48	70	77,832
San Diego County Water Authority, RB, BAB, Series B, 6.14%, 05/01/49	85	95,835
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series B, (AGM), 3.49%, 01/15/50	75	57,189
State of California, GO, BAB(a)
7.30%, 10/01/39	110	133,457
7.35%, 11/01/39	280	339,290
7.60%, 11/01/40	325	417,022
State of California, Refunding GO
3.38%, 04/01/25	75	73,758
3.50%, 04/01/28	70	67,684
2.50%, 10/01/29(a)	220	197,852
5.75%, 10/01/31	250	266,789
4.60%, 04/01/38	65	62,489
5.20%, 03/01/43(a)	55	55,043
University of California, RB
Series AD, 4.86%, 05/15/2112(a)	75	69,832
Series AQ, 4.77%, 05/15/2115(a)	72	65,453
Series BD, 3.35%, 07/01/29(a)	110	104,061
Series BG, 0.88%, 05/15/25	90	85,315
University of California, Refunding RB, Series AX, 3.06%, 07/01/25	75	73,110

		4,693,362

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue, RB, BAB, Series B, 5.84%, 11/01/50	75	83,027

Connecticut — 0.0%
State of Connecticut, GO, Series A, 5.85%, 03/15/32	110	117,645

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 0.0%
District of Columbia Income Tax Revenue, RB, BAB, Series E, 5.59%, 12/01/34	$75	$79,150
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/2114(a)	70	68,443
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	65	51,240
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	75	95,231

		294,064

Florida — 0.0%
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.28%, 10/01/41	125	112,661
County of Miami-Dade Florida Transit System, Refunding RB, Series B, 2.60%, 07/01/42(a)	60	45,117
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C, 3.49%, 10/01/42	70	58,456
State Board of Administration Finance Corp., RB(a)
Series A, 1.26%, 07/01/25	128	121,468
Series A, 2.15%, 07/01/30	165	140,590

		478,292

Georgia — 0.0%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 2.26%, 11/01/35	80	64,608
Municipal Electric Authority of Georgia, Refunding RB, BAB, 6.66%, 04/01/57	119	138,647

		203,255

Idaho — 0.0%
Idaho Energy Resources Authority, RB, 2.86%, 09/01/46(a)	85	61,409

Illinois — 0.1%
Chicago O’Hare International Airport, ARB
Series C, Senior Lien, 4.47%, 01/01/49	65	61,801
Series C, Senior Lien, 4.57%, 01/01/54	65	62,105
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB, Series A, 6.90%, 12/01/40	92	104,704
Illinois State Toll Highway Authority, RB, BAB, Series A, 6.18%, 01/01/34	87	95,516
Metropolitan Water Reclamation District of Greater Chicago, GO, BAB, 5.72%, 12/01/38	70	74,723
Sales Tax Securitization Corp., Refunding RB,
Series B, 2nd Lien, 3.24%, 01/01/42	230	188,803
State of Illinois, GO, 5.10%, 06/01/33(a)	795	786,158
State of Illinois, GO, BAB, 7.35%, 07/01/35	69	74,443

		1,448,253

Indiana — 0.0%
Indiana Finance Authority, Refunding RB, 3.05%, 01/01/51	75	56,769

Kansas — 0.0%
Kansas Development Finance Authority, RB, Series K, (BAM), 2.77%, 05/01/51(a)	55	39,611

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB
Class A-1, 3.62%, 02/01/29	107	104,844
Class A-4, 4.48%, 08/01/39	110	105,502

Security	Par (000)	Value

Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, RB (continued)
Series A-3, 5.20%, 12/01/39	$125	$128,738
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 2.95%, 05/01/41(a)	95	75,003

		414,087

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	80	57,415
Commonwealth of Massachusetts, GO, BAB, 5.46%, 12/01/39	180	188,512
Massachusetts School Building Authority, RB, BAB, 5.72%, 08/15/39	115	123,002
Massachusetts School Building Authority, Refunding RB, Series B, 1.75%, 08/15/30	75	64,341
Massachusetts Water Resources Authority, Refunding RB, Series C, 2.82%, 08/01/41	65	51,381

		484,651

Michigan — 0.0%
Michigan Finance Authority, Refunding RB
3.08%, 12/01/34	60	52,356
3.38%, 12/01/40	70	58,564
Michigan State Building Authority, Refunding RB, 2nd Series, 2.71%, 10/15/40	95	73,826
Michigan State University, RB, Series A, 4.17%, 08/15/2122	82	66,122
Michigan Strategic Fund, RB, 3.23%, 09/01/47	85	66,234
University of Michigan, RB
Series A, 3.50%, 04/01/52(a)	60	48,546
Series A, 4.45%, 04/01/2122	74	65,447
Series B, 3.50%, 04/01/52(a)	95	76,635

		507,730

Minnesota — 0.0%
University of Minnesota, RB, 4.05%, 04/01/52(a)	64	57,187

Missouri — 0.0%
Health & Educational Facilities Authority of the
State of Missouri, RB, Series A, 3.65%, 08/15/57	90	71,569

Nevada — 0.0%
County of Clark Department of Aviation, ARB, BAB,
Series C, 6.82%, 07/01/45	95	116,953

New Jersey — 0.1%
New Jersey Economic Development Authority, RB, Series A, (NPFGC), 7.43%, 02/15/29	249	268,985
New Jersey Transportation Trust Fund Authority, RB, BAB
Series B, 6.56%, 12/15/40	75	84,584
Series C, 5.75%, 12/15/28	70	71,505
New Jersey Turnpike Authority, RB, BAB, Series F, 7.41%, 01/01/40	155	193,819
Rutgers The State University of New Jersey, RB, Series P, 3.92%, 05/01/2119	74	54,262
Rutgers The State University of New Jersey, Refunding RB, Series R, 3.27%, 05/01/43	80	64,456

		737,611

New York — 0.1%
City of New York, GO, BAB Series A-2, 5.21%, 10/01/31	90	92,830

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York, GO, BAB (continued)
Series F-1, 6.27%, 12/01/37	$85	$94,749
Metropolitan Transportation Authority, RB, BAB
6.67%, 11/15/39	100	110,094
7.34%, 11/15/39(a)	100	124,063
6.81%, 11/15/40	80	88,998
New York City Municipal Water Finance Authority, Refunding RB, BAB(a)
5.72%, 06/15/42	85	92,859
6.01%, 06/15/42	110	124,074
5.44%, 06/15/43	75	79,397
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB, 5.57%, 11/01/38(a)	125	129,684
New York State Thruway Authority, Refunding RB, Series M, 2.90%, 01/01/35	100	86,397
New York State Urban Development Corp., RB, Series B, 3.90%, 03/15/33(a)	100	94,462
Port Authority of New York & New Jersey, ARB 3.18%, 07/15/60	70	48,809
192nd Series, 4.81%, 10/15/65(a)	80	77,136
Port Authority of New York & New Jersey, RB
159th Series, 6.04%, 12/01/29	75	80,337
168th Series, 4.93%, 10/01/51(a)	220	219,250
182nd Series, 5.31%, 08/01/46	75	74,627
Port Authority of New York & New Jersey, Refunding ARB, Series 239, 5.07%, 07/15/53(a)	50	51,494

		1,669,260

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority, RB, Series S, 3.20%, 01/15/51	75	55,291

Ohio — 0.0%
American Municipal Power, Inc., RB, Series B, 8.08%, 02/15/50(a)	100	134,768
JobsOhio Beverage System, Refunding RB
Series A, 2.83%, 01/01/38(a)	100	81,376
Series B, 3.99%, 01/01/29	75	73,661
Ohio State University, RB, BAB, Series C, 4.91%, 06/01/40	145	145,421
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A, Junior Lien, 3.22%, 02/15/48(a)	95	71,750

		506,976

Oregon — 0.0%
Oregon School Boards Association, GO, Series B, (NPFGC), 5.55%, 06/30/28	75	76,510
Oregon State University, RB, (BAM), 3.42%, 03/01/60	62	46,554
State of Oregon Department of Transportation, RB, BAB, Series A, 5.83%, 11/15/34	70	76,306
State of Oregon, GO, 5.89%, 06/01/27	140	143,514

		342,884

Pennsylvania — 0.0%
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 2.93%, 07/01/45	70	53,582

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth Financing Authority, RB, Series A, 2.99%, 06/01/42(a)	$225	$175,002
Pennsylvania State University, Refunding RB, Series D, 2.79%, 09/01/43(a)	100	75,762
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 3.56%, 09/15/2119	62	42,913

		347,259

South Carolina — 0.0%
South Carolina Public Service Authority, RB, BAB, Series C, 6.45%, 01/01/50(a)	74	83,527

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	62	60,730

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, 4.43%, 02/01/42	65	61,716
City of San Antonio Texas Electric & Gas Systems Revenue, RB, BAB, Junior Lien, 5.81%, 02/01/41	95	103,231
Dallas Area Rapid Transit, Refunding RB, Series A, Senior Lien, 2.61%, 12/01/48(a)	70	48,297
Dallas Fort Worth International Airport, Refunding RB 2.84%, 11/01/46(a)	65	48,901
Series A, 2.99%, 11/01/38	75	63,047
Series C, 2.92%, 11/01/50	160	118,310
Grand Parkway Transportation Corp., Refunding RB, Subordinate, 3.24%, 10/01/52	200	150,449
North Texas Tollway Authority, RB, BAB, Series B, 6.72%, 01/01/49(a)	96	116,952
North Texas Tollway Authority, Refunding RB, 3.01%, 01/01/43	35	26,502
State of Texas, GO, BAB, 5.52%, 04/01/39(a)	110	118,338
Texas Natural Gas Securitization Finance Corp., RB(a)
Series 2023-1, 5.10%, 04/01/35	175	178,481
Series 2023-1, 5.17%, 04/01/41	170	175,910
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49(a)	80	65,398
Texas Transportation Commission State Highway Fund, RB, BAB, Series B, 5.18%, 04/01/30	110	112,500
Texas Transportation Commission, Refunding GO, 2.47%, 10/01/44(a)	185	132,652

		1,520,684

Virginia — 0.0%
University of Virginia, RB, Series C, 4.18%, 09/01/2117	60	49,816
University of Virginia, Refunding RB
2.26%, 09/01/50	120	75,501
Series U, 2.58%, 11/01/51(a)	85	56,976

		182,293

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington — 0.0%
State of Washington, GO, BAB, Series B, 5.14%, 08/01/40	$75	$77,047

Wisconsin — 0.0%
State of Wisconsin, RB, Series A, (AGM), 5.70%, 05/01/26	60	60,580
State of Wisconsin, Refunding RB, Series A, 3.95%, 05/01/36	110	102,202

		162,782

Total Municipal Bonds — 0.6% (Cost: $17,290,785)		14,982,333

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 1.0%
Bank
Series 2019-BN18, Class A4, 3.58%, 05/15/62	341	305,273
Series 2019-BN21, Class A5, 2.85%, 10/17/52	936	822,116
Series 2020-BN27, Class A5, 2.14%, 04/15/63	925	761,094
BBCMS Mortgage Trust
Series 2017-C1, Class A4, 3.67%, 02/15/50	392	372,787
Series 2023-C21, Class A5, 6.00%, 09/15/56	940	1,008,025
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54	1,577	1,338,292
Benchmark Mortgage Trust
Series 2018-B5, Class A4, 4.21%, 07/15/51	511	489,404
Series 2019-B10, Class A4, 3.72%, 03/15/62	546	509,371
Series 2019-B11, Class A4, 3.28%, 05/15/52	681	615,491
Series 2019-B9, Class A5, 4.02%, 03/15/52	511	477,027
Series 2020-B19, Class B, 2.35%, 09/15/53	193	128,629
Series 2020-B21, Class A4, 1.70%, 12/17/53	612	500,517
Series 2020-B21, Class A5, 1.98%, 12/17/53	410	332,701
Series 2021-B29, Class A5, 2.39%, 09/15/54	567	469,660
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class A4, 3.64%, 10/10/47	87	85,316
Series 2014-GC25, Class AS, 4.02%, 10/10/47	257	249,660
Series 2016-GC37, Class A4, 3.31%, 04/10/49	597	568,354
Series 2016-P5, Class A4, 2.94%, 10/10/49	171	158,298
Series 2017-P7, Class A4, 3.71%, 04/14/50	384	360,769
Commercial Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/46	47	44,734
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	36	36,347
Series 2015-PC1, Class A5, 3.90%, 07/10/50	257	249,799
Series 2016-CR28, Class A4, 3.76%, 02/10/49	130	124,956
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4, 3.72%, 08/15/48	171	165,046
Series 2016-C7, Class A5, 3.50%, 11/15/49	816	774,434
Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)	681	644,839
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49	1,275	1,180,993
Freddie Mac Multifamily Structured Pass Through Certificates, Series K-752, Class A2, 4.28%, 07/25/30	5,000	4,959,840
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(b)	511	480,655
GS Mortgage Securities Trust
Series 2014-GC24, Class A5, 3.93%, 09/10/47	1,191	1,169,157
Series 2015-GC30, Class A4, 3.38%, 05/10/50	104	100,411
Series 2015-GS1, Class A3, 3.73%, 11/10/48	392	377,873
JPMBB Commercial Mortgage Securities Trust Series 2014-C18, Class A5, 4.08%, 02/15/47	56	55,559

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust (continued)
Series 2015-C31, Class A3, 3.80%, 08/15/48	$320	$307,757
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5, 3.45%, 09/15/50	597	549,271
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.41%, 10/15/50	1,021	946,011
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class AS, 4.00%, 07/15/46(b)	50	47,636
Series 2015-C24, Class A4, 3.73%, 05/15/48	130	125,782
Series 2016-C28, Class A4, 3.54%, 01/15/49	1,151	1,098,668
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4, 3.81%, 12/15/48	203	195,562
Series 2018-H3, Class A4, 3.91%, 07/15/51	511	481,406
Series 2019-H6, Class A4, 3.42%, 06/15/52	102	93,442
Series 2019-L3, Class AS, 3.49%, 11/15/52	132	114,837
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class A5, 3.45%, 02/15/48	257	248,439
Series 2015-SG1, Class A4, 3.79%, 09/15/48	825	799,331
Series 2019-C49, Class A5, 4.02%, 03/15/52	655	623,742
Series 2020-C56, Class A5, 2.45%, 06/15/53	530	449,245
Series 2020-C58, Class A4, 2.09%, 07/15/53	481	397,158

Total Non-Agency Mortgage-Backed Securities — 1.0% (Cost: $28,676,441)		26,395,714

Preferred Securities

Capital Trusts — 0.0%

Banks — 0.0%
Goldman Sachs Capital I, 6.35%, 02/15/34	87	91,401

Electric Utilities — 0.0%
American Electric Power Co., Inc., 3.88%, 02/15/62(a)(b)	71	59,588

Insurance(a) — 0.0%
MetLife, Inc., 6.40%, 12/15/66	104	107,252
Prudential Financial, Inc., 5.38%, 05/15/45(b)	87	85,786

		193,038

		344,027

Total Preferred Securities — 0.0% (Cost: $368,984)		344,027

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.6%
Fannie Mae
2.63%, 09/06/24	1,021	1,004,439
0.50%, 06/17/25	3,395	3,203,642
6.25%, 05/15/29(a)	909	1,008,522
7.13%, 01/15/30	1,698	1,973,663
7.25%, 05/15/30	3,487	4,112,932
0.88%, 08/05/30	1,191	970,576
6.63%, 11/15/30	53	61,002
Federal Home Loan Banks
2.75%, 12/13/24	855	838,676
3.13%, 06/13/25	1,640	1,609,771
5.50%, 07/15/36	370	418,083

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Agency Obligations (continued)
Federal Home Loan Mortgage Corp.
0.38%, 07/21/25	$82		$77,058
6.75%, 03/15/31	477		555,137
6.25%, 07/15/32(a)	562		651,565
Tennessee Valley Authority
1.50%, 09/15/31	70		57,980
5.88%, 04/01/36	359		409,900
3.50%, 12/15/42(a)	74		62,224

			17,015,170

Commercial Mortgage-Backed Securities — 0.6%
Fannie Mae
Series 2016-M5, Class A2, 2.47%, 04/25/26	916		875,010
Series 2017-M15, Class A2, 2.96%, 09/25/27(b)	612		584,159
Series 2018-M12, Class A2, 3.63%, 08/25/30(b)	511		490,442
Series 2019-M22, Class A2, 2.52%, 08/25/29	759		689,352
Series 2020-M46, Class A2, 1.32%, 05/25/30	932		782,171
Series 2021-M17, Class A2, 1.71%, 07/25/31(b)	511		422,497
Series 2022-M21, Class A2, 1.60%, 04/25/31(b)	724		597,463
Freddie Mac Multifamily Structured Pass Through Certificates
Series K052, Class A2, 3.15%, 11/25/25	130		126,471
Series K063, Class A2, 3.43%, 01/25/27(b)	850		825,969
Series K066, Class A2, 3.12%, 06/25/27	597		573,023
Series K067, Class A1, 2.90%, 03/25/27	365		354,172
Series K076, Class A2, 3.90%, 04/25/28	341		334,614
Series K088, Class A2, 3.69%, 01/25/29	87		84,428
Series K100, Class A2, 2.67%, 09/25/29	1,698		1,553,557
Series K101, Class A2, 2.52%, 10/25/29	960		869,943
Series K110, Class A2, 1.48%, 04/25/30	450		379,739
Series K111, Class A2, 1.35%, 05/25/30	171		142,587
Series K123, Class A2, 1.62%, 12/25/30	1,698		1,417,601
Series K126, Class A2, 2.07%, 01/25/31	1,856		1,595,730
Series K-1521, Class A2, 2.18%, 08/25/36	813		625,549
Series K-156, Class A2, 4.43%, 02/25/33(b)	1,500		1,497,086
Series K734, Class A2, 3.21%, 02/25/26	969		942,284

			15,763,847

Mortgage-Backed Securities — 26.4%
Fannie Mae Mortgage-Backed Securities
3.00%, 02/01/47	185		166,377
4.00%, 02/01/47 - 02/01/57	660		623,180
3.50%, 11/01/51	1,003		936,692
(12-mo. LIBOR US + 1.53%), 5.19%, 05/01/43(b)	7		7,424
(12-mo. LIBOR US + 1.54%), 5.41%, 06/01/43(b)	10		9,865
(12-mo. LIBOR US + 1.70%), 5.95%, 08/01/42(b)	2		2,518
(12-mo. LIBOR US + 1.75%), 6.00%, 08/01/41(b)	1		1,302
(12-mo. LIBOR US + 1.83%), 6.08%, 11/01/40(b)	1		1,031
Freddie Mac Mortgage-Backed Securities
8.00%, 12/01/24	—	(e)	425
3.00%, 03/01/27 - 10/01/47	7,090		6,516,345
2.50%, 07/01/28 - 01/01/33	1,607		1,515,843
3.50%, 03/01/32 - 06/01/49	6,907		6,486,930
5.00%, 04/01/33 - 04/01/49	293		296,854
4.00%, 05/01/33 - 01/01/49	2,383		2,302,255
5.50%, 06/01/35 - 01/01/39	10		10,236
4.50%, 06/01/38 - 01/01/49	1,038		1,027,217

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities (continued)
(12-mo. LIBOR US + 1.50%), 5.25%, 06/01/43(b)	$—	(e)	$335
(12-mo. LIBOR US + 1.73%), 5.70%, 08/01/41(b)	1		1,318
(12-mo. LIBOR US + 1.84%), 5.46%, 09/01/40(b)	2		1,714
Ginnie Mae Mortgage-Backed Securities
5.50%, 12/15/32 - 01/22/54(f)	9,442		9,513,632
6.00%, 03/15/35 - 01/22/54(f)	8,378		8,520,592
6.50%, 09/15/36 - 01/22/54(f)	3,978		4,072,920
4.50%, 07/15/39 - 01/22/54(f)	11,367		11,144,638
5.00%, 11/15/39 - 01/22/54(f)	10,465		10,415,028
4.00%, 03/15/41 - 01/22/54(f)	13,422		12,880,651
3.50%, 09/20/42 - 01/22/54(f)	20,885		19,626,967
3.00%, 01/20/43 - 01/22/54(f)	26,808		24,418,158
2.50%, 05/20/45 - 01/22/54(f)	36,542		31,874,088
2.00%, 07/20/50 - 01/22/54(f)	35,087		29,702,734
1.50%, 10/20/51	160		131,209
Uniform Mortgage-Backed Securities
4.50%, 05/01/24 - 01/16/54(f)	24,214	(e)	23,626,283
4.00%, 10/01/25 - 01/16/54(f)	36,070		34,568,018
3.50%, 02/01/26 - 01/16/54(f)	42,075		39,328,998
3.00%, 01/01/27 - 01/16/54(f)	67,409		60,971,340
2.50%, 09/01/28 - 01/16/54(f)	125,090		108,177,776
7.00%, 02/01/32	2		1,594
6.50%, 07/01/32 - 01/16/54(f)	9,358		9,613,446
5.00%, 11/01/33 - 01/16/54(f)	22,897		22,736,165
6.00%, 03/01/34 - 01/16/54(f)	13,346		13,626,986
2.00%, 12/01/35 - 01/16/54(f)	184,671		154,731,645
1.50%, 03/01/36 - 11/01/51(f)	26,989		22,139,823
5.50%, 04/01/36 - 01/16/54(f)	20,156		20,412,203

			692,142,755

Total U.S. Government Sponsored Agency Securities — 27.6% (Cost: $799,079,181)			724,921,772

U.S. Treasury Obligations
U.S. Treasury Bonds
7.63%, 02/15/25(a)	67		69,345
6.88%, 08/15/25	1,359		1,411,927
6.00%, 02/15/26(a)	1,300		1,346,272
6.75%, 08/15/26	1,275		1,359,070
6.63%, 02/15/27	597		643,128
5.25%, 11/15/28 - 02/15/29	2,379		2,524,562
6.13%, 08/15/29	1,275		1,414,702
5.38%, 02/15/31	1,021		1,118,833
4.50%, 02/15/36 - 08/15/39	3,335		3,542,908
4.75%, 02/15/37 - 11/15/43(a)	5,250		5,675,096
5.00%, 05/15/37	1,885		2,108,034
4.38%, 02/15/38 - 08/15/43	7,040		7,254,104
3.50%, 02/15/39	1,139		1,078,713
4.25%, 05/15/39 - 11/15/40	3,278		3,362,807
4.63%, 02/15/40	2,755		2,950,002
1.13%, 05/15/40 - 08/15/40(a)	10,545		6,758,283
3.88%, 08/15/40 - 05/15/43	9,857		9,411,156
1.38%, 11/15/40 - 08/15/50	10,111		6,207,336
1.88%, 02/15/41 - 11/15/51	18,715		12,265,038
2.25%, 05/15/41 - 02/15/52(a)	19,145		13,701,499
1.75%, 08/15/41	5,091		3,540,631
3.75%, 08/15/41 - 11/15/43	5,884		5,526,280

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bonds (continued)
2.00%, 11/15/41 - 08/15/51(a)	$17,459	$11,791,641
3.13%, 11/15/41 - 05/15/48(a)	12,314	10,490,695
2.38%, 02/15/42 - 05/15/51	14,140	10,329,694
3.00%, 05/15/42 - 08/15/52(a)	30,477	24,952,358
3.25%, 05/15/42	4,100	3,597,109
2.75%, 08/15/42 - 11/15/47(a)	9,962	7,887,817
3.38%, 08/15/42 - 11/15/48(a)	11,439	10,051,727
4.00%, 11/15/42 - 11/15/52	9,600	9,415,493
2.88%, 05/15/43 - 05/15/52(a)	20,469	16,422,486
3.63%, 08/15/43 - 05/15/53	16,144	14,897,660
2.50%, 02/15/45 - 05/15/46	9,048	6,805,104
1.25%, 05/15/50	4,072	2,194,267
1.63%, 11/15/50(a)	7,231	4,308,094
4.13%, 08/15/53(a)	5,500	5,559,297
U.S. Treasury Notes
1.75%, 12/31/24 - 01/31/29	22,357	21,237,144
2.25%, 12/31/24 - 11/15/27(a)	20,804	19,908,793
1.50%, 02/15/25 - 02/15/30	24,788	22,716,340
2.00%, 02/15/25 - 11/15/26	11,851	11,392,116
2.75%, 02/28/25 - 08/15/32(a)	35,085	33,367,023
4.63%, 02/28/25 - 09/30/30	27,000	27,466,680
3.88%, 03/31/25 - 08/15/33(a)	58,000	57,739,589
0.38%, 04/30/25 - 09/30/27	30,551	27,871,714
2.13%, 05/15/25	5,642	5,461,941
0.25%, 05/31/25 - 10/31/25(a)	31,504	29,496,049
3.00%, 07/15/25 - 10/31/25(a)	15,993	15,632,291
2.88%, 07/31/25 - 05/15/32(a)	31,115	29,566,730
3.13%, 08/15/25 - 08/31/29(a)	22,091	21,464,665
3.50%, 09/15/25 - 02/15/33	29,700	29,035,191
5.00%, 09/30/25	5,000	5,050,977
4.25%, 10/15/25	7,000	6,986,875
4.50%, 11/15/25 - 11/15/33	28,000	28,571,797
4.00%, 12/15/25 - 07/31/30(a)	29,300	29,324,914
2.63%, 01/31/26 - 07/31/29	11,795	11,155,956
1.63%, 02/15/26 - 05/15/31(a)	43,145	39,556,838
0.50%, 02/28/26 - 10/31/27	28,807	25,926,817
0.75%, 03/31/26 - 01/31/28	26,321	24,188,052
3.75%, 04/15/26 - 06/30/30	16,000	15,854,101
3.63%, 05/15/26 - 03/31/30	21,000	20,740,195
4.13%, 06/15/26 - 11/15/32	40,200	40,524,156
0.88%, 06/30/26 - 11/15/30(a)	12,897	11,187,099
1.88%, 06/30/26 - 02/15/32(a)	19,836	17,762,630
0.63%, 07/31/26 - 08/15/30(a)	35,537	30,188,386
4.38%, 08/15/26 - 11/30/30	21,000	21,447,031
1.38%, 08/31/26 - 11/15/31	24,450	21,254,387
1.13%, 10/31/26 - 02/15/31	29,554	25,908,587
1.25%, 11/30/26 - 08/15/31	52,647	46,564,462
2.50%, 03/31/27	4,267	4,078,152
2.38%, 05/15/27 - 05/15/29	14,389	13,453,522
3.25%, 06/30/27 - 06/30/29	9,500	9,241,465
1.00%, 07/31/28	6,786	5,968,764
4.88%, 10/31/28 - 10/31/30	8,500	8,920,938
3.38%, 05/15/33	10,000	9,596,875
4.75%, 11/15/53	4,000	4,485,625

Total U.S. Treasury Obligations — 40.5% (Cost: $1,149,303,753)		1,062,268,035

Total Long-Term Investments — 97.6% (Cost: $2,786,487,476)		2,558,790,594

Security	Shares	Value

Short-Term Securities

Money Market Funds — 22.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(g)(h)(i)	588,469,924	$588,823,007
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(g)(h)	100,000	100,000

		588,923,007

	Par (000)

U.S. Treasury Obligations — 1.0%
U.S. Treasury Bonds, 7.50%, 11/15/24(a)	$850	871,084
U.S. Treasury Notes
0.63%, 10/15/24(a)	1,982	1,916,965
1.50%, 10/31/24	3,482	3,387,605
2.25%, 10/31/24 - 11/15/24	5,520	5,397,144
0.75%, 11/15/24	5,179	4,997,937
2.13%, 11/30/24	2,546	2,484,041
1.00%, 12/15/24	6,786	6,543,984

		25,598,760

Total Short-Term Securities — 23.4% (Cost: $614,817,173)		614,521,767

Total Investments Before TBA Sale Commitments — 121.0% (Cost: $3,401,304,649)		3,173,312,361

TBA Sale Commitments

Mortgage-Backed Securities — (0.0)%
Uniform Mortgage-Backed Securities, 6.50%, 01/16/54(f)	(650)	(666,072)

Total TBA Sale Commitments — (0.0)% (Proceeds: $(661,781))		(666,072)

Total Investments, Net of TBA Sale Commitments — 121.0% (Cost: $3,400,642,868)		3,172,646,289
Liabilities in Excess of Other Assets — (21.0)%		(550,014,507)

Net Assets — 100.0%		$ 2,622,631,782

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Rounds to less than 1,000.
(f)	Represents or includes a TBA transaction.
(g)	Affiliate of the Master Portfolio.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2023	U.S. Total Bond Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$632,745,896	$—	$(44,108,516	)(a)	$62,327	$123,300	$588,823,007	588,469,924	$6,587,220	(b)	$90
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	4,994		—

					$62,327	$123,300	$588,923,007		$6,592,214		$90

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$11,705,242	$—	$11,705,242
Corporate Bonds	—	658,081,971	—	658,081,971
Foreign Agency Obligations	—	60,091,500	—	60,091,500
Municipal Bonds	—	14,982,333	—	14,982,333
Non-Agency Mortgage-Backed Securities	—	26,395,714	—	26,395,714
Preferred Securities
Capital Trusts	—	344,027	—	344,027
U.S. Government Sponsored Agency Securities	—	724,921,772	—	724,921,772
U.S. Treasury Obligations	—	1,062,268,035	—	1,062,268,035
Short-Term Securities
Money Market Funds	588,923,007	—	—	588,923,007
U.S. Treasury Obligations	—	25,598,760	—	25,598,760
Liabilities
Investments
TBA Sale Commitments	—	(666,072)	—	(666,072)

	$588,923,007	$2,583,723,282	$—	$3,172,646,289

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2023

U.S. Total Bond Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,584,389,354
Investments, at value — affiliated(c)	588,923,007
Receivables:
Investments sold	1,760
Securities lending income — affiliated	110,948
TBA sale commitments	661,781
Contributions from investors	3,948,363
Dividends — unaffiliated	573,470
Dividends — affiliated	1,609
Interest — unaffiliated	17,767,729
Principal paydowns	12
Prepaid expenses	2,077

Total assets	3,196,380,110

LIABILITIES
Bank overdraft	3,942,517
Cash received as collateral for TBA commitments	1,301,000
Collateral on securities loaned	456,160,177
TBA sale commitments, at value(d)	666,072
Payables:
Investments purchased	111,509,668
Investment advisory fees	79,633
Trustees’ fees	37,832
Professional fees	51,429

Total liabilities	573,748,328

Commitments and contingent liabilities

NET ASSETS	$2,622,631,782

NET ASSETS CONSIST OF
Investors’ capital	$2,850,628,361
Net unrealized appreciation (depreciation)	(227,996,579)

NET ASSETS	$2,622,631,782

(a) Investments, at cost — unaffiliated	$2,812,764,311
(b) Securities loaned, at value	$441,033,375
(c) Investments, at cost — affiliated	$588,540,338
(d) Proceeds from TBA sale commitments	$661,781

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statement of Operations

Year Ended December 31, 2023

U.S. Total Bond Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$5,156,394
Interest — unaffiliated	71,648,374
Securities lending income — affiliated — net	1,435,820

Total investment income	78,240,588

EXPENSES
Investment advisory	957,921
Professional	28,556

Total expenses	986,477
Less:
Fees waived and/or reimbursed by the Manager	(96,830)

Total expenses after fees waived and/or reimbursed	889,647

Net investment income	77,350,941

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,050,022)
Investments — affiliated	62,327
Capital gain distributions from underlying funds — affiliated	90

(10,987,605)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	66,552,809
Investments — affiliated	123,300

66,676,109

Net realized and unrealized gain	55,688,504

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,039,445

See notes to financial statements.

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Statements of Changes in Net Assets

	U.S. Total Bond Index Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$77,350,941	$158,354,626
Net realized loss	(10,987,605)	(195,458,212)
Net change in unrealized appreciation (depreciation)	66,676,109	(1,659,502,651)

Net increase (decrease) in net assets resulting from operations	133,039,445	(1,696,606,237)

CAPITAL TRANSACTIONS
Proceeds from contributions	1,027,922,343	2,239,384,174
Value of withdrawals	(765,658,460)	(15,804,951,555)

Net increase (decrease) in net assets derived from capital transactions	262,263,883	(13,565,567,381)

NET ASSETS
Total increase (decrease) in net assets	395,303,328	(15,262,173,618)
Beginning of year	2,227,328,454	17,489,502,072

End of year	$2,622,631,782	$2,227,328,454

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Financial Highlights

		U.S. Total Bond Index Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return	5.60%	(13.02)%		(1.79)%	7.65%	8.72	%(a)

Ratios to Average Net Assets(b)
Total expenses	0.04%	0.04%		0.04%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.04%	0.04%		0.03%	0.03%	0.04%

Net investment income	3.23%	2.02%		1.81%	2.31%	2.90%

Supplemental Data
Net assets, end of year (000)	$2,622,632	$2,227,328		$17,489,502	$14,789,131	$11,182,645

Portfolio turnover rate(c)(d)	78%	161	%(e)	175%	186%	158%

(a) Includes payment from an affiliate, which had no impact on the Master Portfolio’s total return.

(b) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(c)  Portfolio turnover rates include TBA transactions, if any.

(d) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Portfolio turnover rate (excluding MDRs)	44%	93	%(e)	89%	101%	97%

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Bank Overdraft: The Master Portfolio had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period and as of the report date. The Master Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Master Portfolio (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements (continued)

available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

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Notes to Financial Statements (continued)

generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Barclays Bank PLC	$9,727,826	$(9,727,826)	$—		$—
Barclays Capital, Inc.	3,191,344	(3,191,344)	—		—
BMO Capital Markets Corp.	3,296,138	(3,296,138)	—		—
BNP Paribas SA	74,519,070	(74,519,070)	—		—
BofA Securities, Inc.	26,401,381	(26,401,381)	—		—
Citigroup Global Markets, Inc.	9,125,285	(9,125,285)	—		—
Credit Suisse Securities (USA) LLC	952	(952)	—		—
Deutsche Bank Securities, Inc.	11,311,596	(11,311,596)	—		—

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Goldman Sachs & Co. LLC	$47,423,338	$(47,423,338)	$—		$—
HSBC Securities (USA), Inc.	28,999,235	(28,999,235)	—		—
J.P. Morgan Securities LLC	100,425,920	(100,425,920)	—		—
Jefferies LLC	2,413,014	(2,413,014)	—		—
Mizuho Securities USA LLC	454,983	(454,983)	—		—
Morgan Stanley	48,927,485	(48,927,485)	—		—
Nomura Securities International, Inc.	3,523,468	(3,523,468)	—		—
Pershing LLC	4,104,291	(4,104,291)	—		—
RBC Capital Markets LLC	28,180,879	(28,180,879)	—		—
Scotia Capital (USA), Inc.	1,559,956	(1,559,956)	—		—
State Street Bank & Trust Co.	6,614,488	(6,614,488)	—		—
TD Securities (USA) LLC	2,740,661	(2,740,661)	—		—
Toronto-Dominion Bank	455,656	(455,656)	—		—
UBS AG	42,222	(42,222)	—		—
UBS Securities LLC	1,301,638	(1,301,638)	—		—
Wells Fargo Bank N.A.	1,685,812	(1,685,812)	—		—
Wells Fargo Securities LLC	24,606,737	(24,606,737)	—		—

	$441,033,375	$(441,033,375)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BAL and BFA have contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2024. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $28,556.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $68,274.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Master Portfolio’s Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities

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Notes to Financial Statements (continued)

lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Master Portfolio paid BTC $531,012 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

6.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Master Portfolio Name	Purchases	Sales	Purchases	Sales

U.S. Total Bond Index Master Portfolio	$340,747,786	$175,948,491	$1,823,725,476	$1,667,690,421

For the year ended December 31, 2023, purchases and sales related to mortgage dollar rolls were $803,193,842 and $802,790,893, respectively.

7.	INCOME TAX INFORMATION

The Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

After May 23, 2022, the Master Portfolio was no longer considered a partnership. The feeder of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. No U.S. federal income tax provision was required.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements (continued)

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Total Bond Index Master Portfolio	$3,402,039,426	$12,538,338	$(241,269,694)	$(228,731,356)

8.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Master Portfolio did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses an indexing approach to try to achieve the Master Portfolio’s investment objective. The Master Portfolio is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolio may be subject to a greater risk of rising interest rates due to the period of historically low

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Notes to Financial Statements (continued)

interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Master Portfolio may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of U.S. Total Bond Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Total Bond Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares U.S. Aggregate Bond Index Fund and U.S. Total Bond Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	91

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2018) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	95

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	97

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USTB-12/23-AR

DECEMBER 31, 2023

2023 Annual Report

BlackRock Funds III

•	BlackRock Diversified Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	BlackRock Diversified Equity Fund

Investment Objective

BlackRock Diversified Equity Fund’s (the “Fund”) investment objective is to seek to provide long-term appreciation of capital.

Expense Example

			Actual			Hypothetical 5% Return

	Beginning Account Value (09/19/23)	(a)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00		$ 1,085.80	$ 1.18		$ 1,000.00	$ 1,023.20	$ 2.03		0.40%

(a)	Commencement of operations.
(b)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 104/365 for actual expenses (to reflect the period since inception date of September 19, 2023 to December 31, 2023) and 184/365 for hypothetical expenses (to reflect the six month period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Diversified Equity Fund

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

Diversified Equity Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Statement of Assets and Liabilities

December 31, 2023

BlackRock Diversified Equity Fund

ASSETS
Investments, at value — Master Portfolio	$544,462,833
Prepaid expenses	3,379

Total assets	544,466,212

LIABILITIES
Payables:
Administration fees	113,383
Professional fees	867

Total liabilities	114,250

Commitments and contingent liabilities

NET ASSETS	$544,351,962

NET ASSETS CONSIST OF
Paid-in capital	$484,201,815
Accumulated earnings	60,150,147

NET ASSETS	$544,351,962

NET ASSET VALUE
Institutional
Net assets	$544,351,962

Shares outstanding	50,386,525

Net asset value	$10.80

Shares authorized	Unlimited

Par value	No par value

See fund notes to financial statements.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Period Ended December 31, 2023

BlackRock Diversified Equity Fund(a)

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$1,674,489
Dividends — affiliated	375,113
Interest — unaffiliated	12,086
Securities lending income — affiliated — net	35,817
Foreign taxes withheld	(89,951)
Expenses	(339,938)
Fees waived	197,136

Total investment income	1,864,752

FUND EXPENSES
Administration	240,287
Professional	11,767

Total expenses	252,054
Less:
Fees waived and/or reimbursed by the Administrator	(11,767)

Total expenses after fees waived and/or reimbursed	240,287

Net investment income	1,624,465

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated(b)	(4,043,394)
Investments — affiliated	1,050
Forward foreign currency exchange contracts	67,758
Foreign currency transactions	(18,277)
Futures contracts	920,392
Swaps	5,544,169

2,471,698

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	63,259,759
Investments — affiliated	7,118
Forward foreign currency exchange contracts	(21,192)
Foreign currency translations	14,086
Futures contracts	(617,841)
Swaps	(4,914,679)

57,727,251

Net realized and unrealized gain	60,198,949

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,823,414

(a) Commenced operations on September 19, 2023.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(53,636)
(c) Net of increase in deferred foreign capital gain tax of	$(298,181)

See fund notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Changes in Net Assets

BlackRock Diversified Equity Fund

Period from 09/19/23 to 12/31/23 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,624,465
Net realized gain	2,471,698
Net change in unrealized appreciation (depreciation)	57,727,251

Net increase in net assets resulting from operations	61,823,414

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(1,673,267)

Decrease in net assets resulting from distributions to shareholders	(1,673,267)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	484,201,815

NET ASSETS
Total increase in net assets	544,351,962
Beginning of period	—

End of period	$544,351,962

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See fund notes to financial statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock Diversified Equity Fund

	Institutional

	Period from 09/19/23 to 12/31/23	(a)

Net asset value, beginning of period	$10.00

Net investment income(b)	0.05
Net realized and unrealized gain	0.78

Net increase from investment operations	0.83

Distributions from net investment income(c)		(0.03)

Net asset value, end of period	$10.80

Total Return(d)
Based on net asset value	8.34	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.40	%(h)

Total expenses after fees waived and/or reimbursed	0.40	%(h)

Net investment income	1.69	%(h)

Supplemental Data
Net assets, end of period (000)	$544,352

Portfolio turnover rate of the Master Portfolio		125%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See fund notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	9

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Diversified Equity Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Diversified Equity Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2023, the percentage of the Master Portfolio owned by the Fund was 34.4%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers Institutional Shares. Institutional Shares are sold without a sales charge and only to certain eligible investors.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Investment operations for the Fund commenced on September 19, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee of 0.25% based on the average daily net assets of the Fund.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the period ended December 31, 2023, BAL waived $11,767.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Period Ended 12/31/23
BlackRock Diversified Equity Fund
Ordinary income	$1,673,267

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Diversified Equity Fund	$4,914,332	$(3,369,889)	$58,605,704	$60,150,147

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Period from 09/19/23(a) to 12/31/23

Fund Name / Share Class	Shares	Amounts
BlackRock Diversified Equity Fund
Institutional
Shares sold	50,230,155	$482,528,648
Shares issued in reinvestment of distributions	156,380	1,673,267
Shares redeemed	(10)	(100)

	50,386,525	$484,201,815

(a)	Commencement of operations.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of BlackRock Diversified Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Blackrock Diversified Equity Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2023, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 19, 2023 (commencement of operations) to December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its net assets and the financial highlights for the period September 19, 2023 (commencement of operations) to December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the accounting agent of the Diversified Equity Master Portfolio. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Dividend Income
BlackRock Diversified Equity Fund	$925,538

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Business Income
BlackRock Diversified Equity Fund	$16,280

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest
BlackRock Diversified Equity Fund	$20,715

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
BlackRock Diversified Equity Fund	29.84%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends
BlackRock Diversified Equity Fund	$129,552

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest- Related Dividends
BlackRock Diversified Equity Fund	$129,552

I M P O R T A N T T A X I N F O R M A T I O N	13

Master Portfolio Information as of December 31, 2023	Diversified Equity Master Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	3.4%

Apple, Inc.	3.3

Amazon.com, Inc.	1.8

NVIDIA Corp.	1.5

Taiwan Semiconductor Manufacturing Co. Ltd.	1.5

Alphabet, Inc., Class A	1.2

Meta Platforms, Inc., Class A	1.1

Tencent Holdings Ltd.	0.9

Samsung Electronics Co. Ltd.	0.9

Visa, Inc., Class A	0.8

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	22.7%

Financials	15.6

Consumer Discretionary	11.0

Health Care	10.1

Industrials	8.9

Communication Services	7.0

Consumer Staples	5.3

Materials	4.4

Energy	4.1

Utilities	2.3

Real Estate	2.1

Short-Term Securities	12.8

Liabilities in Excess of Other Assets	(6.3)

(a)	Excludes short-term securities.

(b)

For Diversified Equity Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
AAR Corp.(a)	13,431	$838,095
AeroVironment, Inc.(a)	1,373	173,053
Airbus SE	1,590	245,637
BAE Systems PLC	15,237	215,680
Boeing Co.(a)	919	239,547
Ducommun, Inc.(a)	5,251	273,367
Lockheed Martin Corp.	12,823	5,811,897
Mercury Systems, Inc.(a)(b)	167	6,107
Moog, Inc., Class A	5,646	817,428
Rolls-Royce Holdings PLC(a)	63,685	242,918
Safran SA	733	129,235
Thales SA	251	37,166
TransDigm Group, Inc.	67	67,777
V2X, Inc.(a)	3,092	143,592

		9,241,499

Air Freight & Logistics — 0.3%
CJ Logistics Corp.	8,743	861,150
DSV A/S	1,740	305,730
Hub Group, Inc., Class A(a)(b)	8,237	757,310
Radiant Logistics, Inc.(a)(b)	5,134	34,090
United Parcel Service, Inc., Class B	13,716	2,156,567
ZTO Express Cayman, Inc., ADR(b)	36,183	769,974

		4,884,821

Automobile Components — 0.6%
Adient PLC(a)	26,640	968,630
American Axle & Manufacturing Holdings, Inc.(a)	12,168	107,200
Ceat Ltd.	20,113	586,252
Cie Generale des Etablissements Michelin SCA	1,986	71,350
Cooper-Standard Holdings, Inc.(a)	6,297	123,043
Dana, Inc.(b)	66,391	969,972
Denso Corp.	18,700	280,731
Forvia SE(a)	1,562	35,383
Fox Factory Holding Corp.(a)	2,041	137,727
Gentherm, Inc.(a)	4,444	232,688
Goodyear Tire & Rubber Co.(a)	36,143	517,568
HL Mando Co. Ltd.	37,452	1,139,351
Hyundai Mobis Co. Ltd.	5,509	1,009,320
Modine Manufacturing Co.(a)	9,171	547,509
Patrick Industries, Inc.	6,691	671,442
Standard Motor Products, Inc.	11,699	465,737
Stoneridge, Inc.(a)	1,624	31,782
Visteon Corp.(a)	6,991	873,176
XPEL, Inc.(a)	829	44,642

		8,813,503

Automobiles — 1.5%
Bayerische Motoren Werke AG	2,744	305,329
BYD Co. Ltd., Class A	63,800	1,772,991
BYD Co. Ltd., Class H	52,000	1,434,401
Ferrari NV	334	112,761
Geely Automobile Holdings Ltd.	489,000	538,688
General Motors Co.(b)	134,788	4,841,585
Honda Motor Co. Ltd.	40,300	415,703
Hyundai Motor Co.	11,452	1,801,456
Kia Corp.	31,004	2,397,640
Li Auto, Inc., Class A(a)	19,500	365,354
Nissan Motor Co. Ltd.	65,100	254,536
Renault SA	1,810	74,029
SAIC Motor Corp. Ltd., Class A	1,001,700	1,902,004
Stellantis NV	22,312	522,784

Security	Shares	Value

Automobiles (continued)
Tesla, Inc.(a)	23,890	$5,936,187
Toyota Motor Corp.	12,100	221,717
Volkswagen AG	1,650	215,911
Volvo Car AB, Class B(a)	34,739	112,665

		23,225,741

Banks — 7.0%
1st Source Corp.	5,008	275,190
ABN AMRO Bank NV(c)	46,185	694,552
Abu Dhabi Commercial Bank PJSC	221,572	553,817
Al Rajhi Bank	127,192	2,949,075
Alinma Bank	36,073	372,499
Amalgamated Financial Corp.(b)	16,192	436,212
Ameris Bancorp(b)	7,837	415,753
Associated Banc-Corp.(b)	11,279	241,258
Axis Bank Ltd.	149,282	1,975,653
Axos Financial, Inc.(a)	6,732	367,567
Banc of California, Inc.(b)	13,044	175,181
BancFirst Corp.(b)	1,086	105,700
Banco Bilbao Vizcaya Argentaria SA	41,841	381,350
Banco de Sabadell SA	81,120	99,855
Banco Santander SA	66,487	278,094
Bancolombia SA, ADR	4,406	135,573
Bank Central Asia Tbk PT	4,882,900	2,981,985
Bank Mandiri Persero Tbk PT	2,344,400	920,968
Bank of America Corp.	152,128	5,122,150
Bank of China Ltd., Class H	623,000	236,729
Bank of Ireland Group PLC	2,140	19,428
Bank of Marin Bancorp(b)	2,902	63,902
Bank Polska Kasa Opieki SA	22,117	855,115
Bank Rakyat Indonesia Persero Tbk PT	6,823,300	2,536,000
BankFinancial Corp.	18,930	194,222
Barclays PLC	51,027	99,914
BAWAG Group AG(c)	8,710	460,943
BNP Paribas SA	3,391	235,490
BOC Hong Kong Holdings Ltd.	16,500	44,823
BOK Financial Corp.	96	8,222
Brookline Bancorp, Inc.	8,188	89,331
Business First Bancshares, Inc.	3,411	84,081
Byline Bancorp, Inc.	6,770	159,501
CaixaBank SA	11,014	45,359
Camden National Corp.	847	31,873
Canara Bank	97,545	512,322
Capital City Bank Group, Inc.	18,986	558,758
Capitec Bank Holdings Ltd.	2,302	256,846
Capitol Federal Financial, Inc.	10,819	69,783
Capstar Financial Holdings, Inc.	6,229	116,731
Central Pacific Financial Corp.	13,407	263,850
China Construction Bank Corp., Class H	2,738,000	1,628,700
China Merchants Bank Co. Ltd., Class H	632,000	2,198,429
CIMB Group Holdings Bhd	1,203,200	1,531,895
Citigroup, Inc.	58,179	2,992,728
Citizens Financial Group, Inc.	40,666	1,347,671
Coastal Financial Corp.(a)	1,214	53,914
Colony Bankcorp, Inc.	812	10,800
Comerica, Inc.	4,830	269,562
Commerzbank AG	18,719	222,490
Commonwealth Bank of Australia	1,064	81,095
Community Trust Bancorp, Inc.	5,494	240,967
ConnectOne Bancorp, Inc.	16,643	381,291
Credit Agricole SA	4,229	60,122
CrossFirst Bankshares, Inc.(a)	8,265	112,239
CTBC Financial Holding Co. Ltd.	2,078,000	1,917,586

15

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Cullen/Frost Bankers, Inc.(b)	531	$57,608
Customers Bancorp, Inc.(a)	3,387	195,159
CVB Financial Corp.(b)	8,365	168,889
DBS Group Holdings Ltd.	6,000	151,733
Dime Community Bancshares, Inc.(b)	4,140	111,490
Dubai Islamic Bank PJSC	369,575	575,582
E.Sun Financial Holding Co. Ltd.	931,022	782,175
Eagle Bancorp, Inc.(b)	3,489	105,158
Eastern Bankshares, Inc.(b)	24,283	344,819
Enterprise Bancorp, Inc.	924	29,808
Enterprise Financial Services Corp.	20,438	912,557
Erste Group Bank AG	1,457	59,016
FB Financial Corp.	16,278	648,678
Financial Institutions, Inc.	1,349	28,734
FinecoBank Banca Fineco SpA	3,848	57,890
First Abu Dhabi Bank PJSC	522,793	1,987,119
First Bancshares, Inc.	1,376	40,358
First Bank/Hamilton(b)	4,737	69,634
First Busey Corp.	6,474	160,685
First Business Financial Services, Inc.	2,264	90,786
First Citizens BancShares, Inc., Class A	230	326,363
First Financial Bankshares, Inc.(b)	12,578	381,113
First Financial Northwest, Inc.	19,614	264,397
First Foundation, Inc.	10,132	98,078
First Hawaiian, Inc.(b)	427	9,761
First Horizon Corp.	23,426	331,712
First Interstate BancSystem, Inc., Class A	37,306	1,147,160
First Merchants Corp.	16,431	609,261
First Northwest Bancorp(b)	1,861	29,664
First Savings Financial Group, Inc.(b)	1,623	27,266
Flushing Financial Corp.	3,964	65,327
FS Bancorp, Inc.	2,344	86,634
Fulton Financial Corp.(b)	7,958	130,989
German American Bancorp, Inc.	2,377	77,039
Grupo Financiero Banorte SAB de CV, Class O	88,057	885,496
Hancock Whitney Corp.	32,223	1,565,716
Hang Seng Bank Ltd.	3,700	43,199
Hanmi Financial Corp.	1,547	30,012
HBT Financial, Inc.	10,903	230,162
HDFC Bank Ltd.	185,066	3,789,415
Heartland Financial USA, Inc.	36,086	1,357,194
Heritage Commerce Corp.	23,913	237,217
Heritage Financial Corp.	4,107	87,849
Hingham Institution For Savings The(b)	117	22,745
Home BancShares, Inc.(b)	10,306	261,051
HomeTrust Bancshares, Inc.(b)	8,707	234,392
Hope Bancorp, Inc.	10,636	128,483
Horizon Bancorp, Inc.	26,630	381,075
HSBC Holdings PLC	60,685	490,939
Huntington Bancshares, Inc.	34,091	433,638
ICICI Bank Ltd.	415,580	4,966,097
Independent Bank Corp.	20,890	543,558
Independent Bank Group, Inc.	13,928	708,657
Industrial & Commercial Bank of China Ltd., Class H	3,984,000	1,941,575
ING Groep NV, Series N	45,360	680,152
International Bancshares Corp.	8,199	445,370
Intesa Sanpaolo SpA	398,830	1,167,133
Investar Holding Corp.	2,444	36,440
JPMorgan Chase & Co.	23,129	3,934,243
KB Financial Group, Inc.	19,609	818,122
KBC Group NV	4,763	309,116
KeyCorp.	152,500	2,196,000
Kotak Mahindra Bank Ltd.	120,318	2,756,791

Security	Shares	Value

Banks (continued)
Kuwait Finance House KSCP	902,260	$2,130,831
Lakeland Bancorp, Inc.	67,700	1,001,283
Live Oak Bancshares, Inc.	4,537	206,434
Malayan Banking Bhd	516,900	999,815
Mediobanca Banca di Credito Finanziario SpA	1,673	20,731
Mega Financial Holding Co. Ltd.	138,640	176,905
Mercantile Bank Corp.	1,989	80,316
Meridian Corp.	4,568	63,495
Mid Penn Bancorp, Inc.	1,234	29,962
Midland States Bancorp, Inc.	22,953	632,585
MidWestOne Financial Group, Inc.	1,312	35,306
Mitsubishi UFJ Financial Group, Inc.	66,000	566,420
Mizuho Financial Group, Inc.	31,500	537,321
National Bank Holdings Corp., Class A	4,857	180,632
National Bank of Kuwait SAKP	253,176	736,546
NatWest Group PLC	40,595	113,073
Northrim BanCorp, Inc.	5,142	294,174
NU Holdings Ltd./Cayman Islands, Class A(a)	42,824	356,724
OceanFirst Financial Corp.	41,279	716,603
OFG Bancorp	921	34,519
Old National Bancorp(b)	12,545	211,885
OP Bancorp	6,624	72,533
OTP Bank Nyrt	18,809	856,794
Park National Corp.(b)	1,240	164,746
Peapack-Gladstone Financial Corp.	2,436	72,642
Postal Savings Bank of China Co. Ltd., Class H(b)(c)	528,000	252,452
Powszechna Kasa Oszczednosci Bank Polski SA(a)	89,000	1,138,652
Premier Financial Corp.	26,954	649,591
Provident Financial Services, Inc.(b)	4,593	82,812
Public Bank Bhd	1,173,800	1,095,487
Qatar Islamic Bank SAQ	90,108	516,846
Qatar National Bank QPSC	366,250	1,612,520
Regions Financial Corp.	38,671	749,444
Republic First Bancorp, Inc.(a)	46,639	1,399
Riverview Bancorp, Inc.	52,874	338,394
Riyad Bank	27,249	207,325
Sandy Spring Bancorp, Inc.(b)	20,689	563,568
Santander Bank Polska SA(a)	6,648	827,866
Saudi National Bank	115,979	1,196,114
Sberbank of Russia PJSC(d)	141,048	16
Seacoast Banking Corp. of Florida	4,186	119,134
ServisFirst Bancshares, Inc.(b)	5,189	345,743
Shore Bancshares, Inc.	4,887	69,640
Sierra Bancorp	4,339	97,844
SmartFinancial, Inc.	4,373	107,095
Societe Generale SA	1,411	37,540
South Plains Financial, Inc.	4,093	118,533
Southern First Bancshares, Inc.(a)	1,677	62,217
Southern Missouri Bancorp, Inc.	2,333	124,559
Southside Bancshares, Inc.(b)	3,482	109,056
Standard Bank Group Ltd.	221,772	2,522,933
Standard Chartered PLC	7,538	63,969
State Bank of India	132,313	1,019,956
Sumitomo Mitsui Financial Group, Inc.	15,900	773,691
Sumitomo Mitsui Trust Holdings, Inc.	2,400	45,965
Summit Financial Group, Inc.	3,207	98,423
Synovus Financial Corp.	9,522	358,503
Taiwan Cooperative Financial Holding Co. Ltd.	171,850	149,462
Texas Capital Bancshares, Inc.(a)	6,751	436,317
TFS Financial Corp.(b)	169	2,483
Tompkins Financial Corp.(b)	1,006	60,591
Towne Bank	8,174	243,258
TriCo Bancshares(b)	3,142	135,012

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Truist Financial Corp.	3,566	$131,657
UMB Financial Corp.	10,050	839,678
UniCredit SpA	18,393	500,836
United Bankshares, Inc.	15,495	581,837
United Community Banks, Inc.	1,317	38,535
Univest Financial Corp.	19,983	440,225
Valley National Bancorp(b)	31,577	342,926
Veritex Holdings, Inc.	4,474	104,110
Washington Trust Bancorp, Inc.	8,111	262,634
Wells Fargo & Co.	26,474	1,303,050
WesBanco, Inc.	8,819	276,652
Westamerica BanCorp	1,894	106,841
Western New England Bancorp, Inc.	7,613	68,517
Zions Bancorp NA	5,393	236,591

		111,180,397

Beverages — 1.8%
Ambev SA	899,335	2,527,500
Anadolu Efes Biracilik Ve Malt Sanayii A/S, Class A	55,561	259,246
Brown-Forman Corp., Class A(b)	155	9,237
Coca-Cola Co.	153,688	9,056,834
Coca-Cola Consolidated, Inc.	276	256,239
Coca-Cola Europacific Partners PLC	911	60,800
Coca-Cola Femsa SAB de CV	35,039	332,149
Coca-Cola Femsa SAB de CV, ADR	5,503	520,804
Constellation Brands, Inc., Class A	327	79,052
Diageo PLC	7,641	277,331
Fomento Economico Mexicano SAB de CV	32,285	420,175
Kweichow Moutai Co. Ltd., Class A	9,300	2,253,197
MGP Ingredients, Inc.(b)	3,183	313,589
Monster Beverage Corp.(a)	5,566	320,657
National Beverage Corp.(a)	9,506	472,638
Nongfu Spring Co. Ltd., Class H(c)	74,600	431,674
PepsiCo, Inc.	47,781	8,115,125
Pernod Ricard SA	804	142,084
Primo Water Corp.	39,577	595,634
Radico Khaitan Ltd.	6,179	123,089
Tsingtao Brewery Co. Ltd., Class H	112,000	752,563
United Spirits Ltd.	5,719	76,762
Vita Coco Co., Inc.(a)	2,679	68,716
Wuliangye Yibin Co. Ltd., Class A	45,700	900,401

		28,365,496

Biotechnology — 3.5%
2seventy bio, Inc.(a)	11,597	49,519
3SBio, Inc.(c)	203,500	196,240
4D Molecular Therapeutics, Inc.(a)	4,832	97,896
89bio, Inc.(a)	2,011	22,463
AbbVie, Inc.	46,368	7,185,649
Abeona Therapeutics, Inc.(a)	482	2,415
ACADIA Pharmaceuticals, Inc.(a)	20,681	647,522
Adaptimmune Therapeutics PLC, ADR(a)(b)	6,958	5,518
ADMA Biologics, Inc.(a)	27,571	124,621
Affimed NV(a)	11,343	7,089
Agenus, Inc.(a)	32,961	27,288
Agios Pharmaceuticals, Inc.(a)	9,133	203,392
Akebia Therapeutics, Inc.(a)	17,028	21,115
Alector, Inc.(a)	21,803	173,988
Aligos Therapeutics, Inc.(a)	3,453	2,293
Alkermes PLC(a)	33,540	930,400
Allogene Therapeutics, Inc.(a)(b)	14,660	47,059
Alnylam Pharmaceuticals, Inc.(a)	620	118,674
Alpine Immune Sciences, Inc.(a)	1,939	36,957

Security	Shares	Value

Biotechnology (continued)
ALX Oncology Holdings, Inc.(a)	4,071	$60,617
Amgen, Inc.	23,113	6,657,006
Amicus Therapeutics, Inc.(a)	42,026	596,349
Anika Therapeutics, Inc.(a)	7,508	170,131
Aprea Therapeutics, Inc.(a)	289	1,358
Aptinyx, Inc.(a)	12,794	1,228
Arcellx, Inc.(a)	2,042	113,331
Arcturus Therapeutics Holdings, Inc.(a)(b)	4,849	152,889
Arcus Biosciences, Inc.(a)	15,762	301,054
Arrowhead Pharmaceuticals, Inc.(a)	11,058	338,375
Atossa Therapeutics, Inc.(a)	11,978	10,541
Avid Bioservices, Inc.(a)	9,746	63,349
Avidity Biosciences, Inc.(a)(b)	10,891	98,564
Beam Therapeutics, Inc.(a)(b)	13,316	362,462
BeiGene Ltd.(a)	11,500	160,351
BioCryst Pharmaceuticals, Inc.(a)	62,610	375,034
Biohaven Ltd.(a)	1,977	84,616
BioMarin Pharmaceutical, Inc.(a)	2,070	199,589
Black Diamond Therapeutics, Inc.(a)	8,489	23,854
Blueprint Medicines Corp.(a)	10,821	998,129
Bolt Biotherapeutics, Inc.(a)(b)	1,792	2,007
Bridgebio Pharma, Inc.(a)(b)	8,775	354,247
C4 Therapeutics, Inc.(a)	4,328	24,453
CareDx, Inc.(a)	18,601	223,212
Catalyst Pharmaceuticals, Inc.(a)	11,663	196,055
Celltrion, Inc.	5,907	922,422
Cerevel Therapeutics Holdings, Inc.(a)	2,812	119,229
Cogent Biosciences, Inc.(a)	7,752	45,582
Coherus Biosciences, Inc.(a)(b)	49,328	164,262
Corbus Pharmaceuticals Holdings, Inc.(a)	429	2,591
Crinetics Pharmaceuticals, Inc.(a)	2,478	88,167
CSL Ltd.	2,802	546,247
Cullinan Oncology, Inc.(a)	2,714	27,656
Cyclo Therapeutics, Inc.	531	845
Cytokinetics, Inc.(a)	10,711	894,261
Day One Biopharmaceuticals, Inc.(a)	4,108	59,977
Deciphera Pharmaceuticals, Inc.(a)	20,868	336,601
Denali Therapeutics, Inc.(a)	35,215	755,714
Dynavax Technologies Corp.(a)(b)	31,939	446,507
Eagle Pharmaceuticals, Inc.(a)	1,796	9,393
Editas Medicine, Inc.(a)(b)	8,993	91,099
Emergent BioSolutions, Inc.(a)(b)	44,568	106,963
Enanta Pharmaceuticals, Inc.(a)	9,896	93,121
Erasca, Inc.(a)	2,545	5,421
Exact Sciences Corp.(a)	1,802	133,312
Exagen, Inc.(a)	3,265	6,497
Exelixis, Inc.(a)	41,970	1,006,860
Exicure, Inc.(a)	178	105
Fate Therapeutics, Inc.(a)	33,865	126,655
Fennec Pharmaceuticals, Inc.(a)	1,750	19,635
Foghorn Therapeutics, Inc.(a)	2,487	16,041
G1 Therapeutics, Inc.(a)(b)	7,005	21,365
Galera Therapeutics, Inc.(a)	7	1
Genmab A/S(a)	613	195,457
Gilead Sciences, Inc.	35,132	2,846,043
Gritstone bio, Inc.(a)	11,781	24,033
Halozyme Therapeutics, Inc.(a)	23,001	850,117
Homology Medicines, Inc.(a)	6,560	3,988
Hugel, Inc.(a)	9,208	1,065,496
Ideaya Biosciences, Inc.(a)	12,002	427,031
ImmunoGen, Inc.(a)(b)	24,792	735,083
Immunovant, Inc.(a)	3,441	144,969

17

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Incyte Corp.(a)	64,067	$4,022,767
Insmed, Inc.(a)(b)	7,814	242,156
Intellia Therapeutics, Inc.(a)	22,385	682,519
Iovance Biotherapeutics, Inc.(a)(b)	12,336	100,292
Ironwood Pharmaceuticals, Inc., Class A(a)	57,507	657,880
iTeos Therapeutics, Inc.(a)	31,067	340,184
Karyopharm Therapeutics, Inc.(a)(b)	22,145	19,155
Kineta, Inc.(a)	347	1,232
Kiniksa Pharmaceuticals Ltd., Class A(a)	2,066	36,238
Kinnate Biopharma, Inc.(a)	3,570	8,461
Kodiak Sciences, Inc.(a)	10,643	32,355
Korro Bio, Inc.	93	4,458
Kronos Bio, Inc.(a)	4,102	5,128
Kura Oncology, Inc.(a)	24,068	346,098
Kymera Therapeutics, Inc.(a)	10,131	257,935
Lyell Immunopharma, Inc.(a)	9,434	18,302
MacroGenics, Inc.(a)(b)	6,237	60,000
Madrigal Pharmaceuticals, Inc.(a)	796	184,178
MannKind Corp.(a)(b)	10,523	38,304
MiMedx Group, Inc.(a)	27,867	244,394
Mirati Therapeutics, Inc.(a)	144	8,460
Moderna, Inc.(a)(b)	1,314	130,677
Morphic Holding, Inc.(a)	2,258	65,211
Myriad Genetics, Inc.(a)	10,306	197,257
Natera, Inc.(a)	1,516	94,962
Neurocrine Biosciences, Inc.(a)	9,203	1,212,587
NextCure, Inc.(a)	6,872	7,834
Nkarta, Inc.(a)	14,148	93,377
Nurix Therapeutics, Inc.(a)	11,764	121,404
Nuvalent, Inc., Class A(a)	610	44,890
Nymox Pharmaceutical Corp.(a)	5,685	3,354
Olema Pharmaceuticals, Inc.(a)	2,890	40,547
Oncorus, Inc.(a)	2,121	267
Passage Bio, Inc.(a)	8,451	8,536
PMV Pharmaceuticals, Inc.(a)	13,504	41,862
Poseida Therapeutics, Inc.(a)	5,208	17,499
Precigen, Inc.(a)	4,316	5,783
Precision BioSciences, Inc.(a)	9,626	3,514
Prelude Therapeutics, Inc.(a)	1,281	5,470
Prothena Corp. PLC(a)(b)	9,944	361,365
PTC Therapeutics, Inc.(a)	18,282	503,852
Puma Biotechnology, Inc.(a)	7,912	34,259
Quince Therapeutics, Inc.(a)	608	638
Recursion Pharmaceuticals, Inc., Class A(a)(b)	11,417	112,572
Regeneron Pharmaceuticals, Inc.(a)	1,113	977,537
REGENXBIO, Inc.(a)	23,304	418,307
Relay Therapeutics, Inc.(a)	32,486	357,671
Replimune Group, Inc.(a)(b)	14,011	118,113
REVOLUTION Medicines, Inc.(a)	18,508	530,809
Rhythm Pharmaceuticals, Inc.(a)	5,369	246,813
Rigel Pharmaceuticals, Inc.(a)	21,910	31,770
Rocket Pharmaceuticals, Inc.(a)	3,547	106,304
Sage Therapeutics, Inc.(a)	11,410	247,255
Sana Biotechnology, Inc.(a)	12,341	50,351
Sangamo Therapeutics, Inc.(a)	35,796	19,448
Sarepta Therapeutics, Inc.(a)	573	55,254
Scholar Rock Holding Corp.(a)(b)	2,141	40,251
Seegene, Inc.	31,978	566,874
Shattuck Labs, Inc.(a)(b)	2,210	15,757
Solid Biosciences, Inc.(a)	2,323	14,263
SpringWorks Therapeutics, Inc.(a)	8,184	298,716
SQZ Biotechnologies Co.(a)	1,471	29

Security	Shares	Value

Biotechnology (continued)
Sutro Biopharma, Inc.(a)	11,819	$50,704
Swedish Orphan Biovitrum AB(a)	1,819	48,153
Syndax Pharmaceuticals, Inc.(a)	33,602	726,139
Syros Pharmaceuticals, Inc.(a)(b)	731	5,695
TG Therapeutics, Inc.(a)(b)	17,614	300,847
Travere Therapeutics, Inc.(a)	30,487	274,078
Twist Bioscience Corp.(a)(b)	15,999	589,723
Ultragenyx Pharmaceutical, Inc.(a)(b)	3,474	166,127
United Therapeutics Corp.(a)	4,892	1,075,702
UNITY Biotechnology, Inc.(a)(b)	517	998
Vanda Pharmaceuticals, Inc.(a)	55,183	232,872
Vaxcyte, Inc.(a)	6,035	378,998
Veracyte, Inc.(a)	22,112	608,301
Vericel Corp.(a)	8,243	293,533
Vertex Pharmaceuticals, Inc.(a)	888	361,318
Verve Therapeutics, Inc.(a)(b)	6,034	84,114
Viking Therapeutics, Inc.(a)(b)	6,659	123,924
Vincerx Pharma, Inc.(a)	1,674	1,975
Vir Biotechnology, Inc.(a)	23,876	240,193
Voyager Therapeutics, Inc.(a)	2,265	19,117
Xencor, Inc.(a)	30,253	642,271
Zentalis Pharmaceuticals, Inc.(a)	6,130	92,870

		54,639,032

Broadline Retail — 3.1%
Alibaba Group Holding Ltd.(a)	950,560	9,156,302
Amazon.com, Inc.(a)	190,913	29,007,321
Coupang, Inc., Class A(a)	5,849	94,695
Dillard’s, Inc., Class A(b)	1,101	444,419
eBay, Inc.	13,421	585,424
Etsy, Inc.(a)	2,385	193,304
J Front Retailing Co. Ltd.	6,700	60,845
JD.com, Inc., Class A	229,386	3,313,040
Kohl’s Corp.	372	10,669
Lotte Shopping Co. Ltd.	5,515	320,221
Macy’s, Inc.(b)	8,928	179,631
MercadoLibre, Inc.(a)	496	779,484
Next PLC	769	79,495
Nordstrom, Inc.(b)	367	6,771
PDD Holdings, Inc., ADR(a)(b)	24,534	3,589,570
Poya International Co. Ltd.	37,380	671,653
Prosus NV	21,616	643,943
Vipshop Holdings Ltd., ADR(a)(b)	13,460	239,050

		49,375,837

Building Products — 0.9%
A O Smith Corp.	23,286	1,919,698
AAON, Inc.(b)	1,455	107,481
American Woodmark Corp.(a)	5,637	523,395
Apogee Enterprises, Inc.	7,150	381,881
Assa Abloy AB, Class B	12,256	353,208
Builders FirstSource, Inc.(a)	5,132	856,736
Carlisle Cos., Inc.	220	68,735
China Lesso Group Holdings Ltd.	663,000	346,866
Cie de Saint-Gobain SA	422	31,121
CSW Industrials, Inc.	543	112,624
Gibraltar Industries, Inc.(a)	12,168	961,029
Hayward Holdings, Inc.(a)(b)	231	3,142
Insteel Industries, Inc.	528	20,217
Janus International Group, Inc.(a)	24,514	319,908
JELD-WEN Holding, Inc.(a)(b)	21,620	408,186
Johnson Controls International PLC	18,049	1,040,344
Kingspan Group PLC	276	23,853
Masco Corp.	6,045	404,894

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Masonite International Corp.(a)	2,446	$207,078
Masterbrand, Inc.(a)	2,622	38,937
Owens Corning	12,063	1,788,098
PGT Innovations, Inc.(a)	5,477	222,914
Quanex Building Products Corp.	2,139	65,389
Resideo Technologies, Inc.(a)	2,492	46,899
Simpson Manufacturing Co., Inc.	2,615	517,718
Trane Technologies PLC	1,442	351,704
Trex Co., Inc.(a)(b)	2,902	240,257
UFP Industries, Inc.(b)	16,978	2,131,588

		13,493,900

Capital Markets — 1.7%
3i Group PLC	5,473	168,456
Affiliated Managers Group, Inc.	933	141,275
Amundi SA(c)	758	51,703
Ares Management Corp., Class A	856	101,796
Artisan Partners Asset Management, Inc., Class A	14,468	639,196
AssetMark Financial Holdings, Inc.(a)	5,681	170,146
B3 SA - Brasil Bolsa Balcao	418,347	1,251,681
Bank of New York Mellon Corp.	7,080	368,514
Blackstone, Inc., Class A(b)	4,821	631,165
Brightsphere Investment Group, Inc.	14,039	268,987
Brookfield Corp., Class A	2,129	85,398
Carlyle Group, Inc.(b)	700	28,483
Charles Schwab Corp.	6,105	420,024
Cohen & Steers, Inc.(b)	6,838	517,842
Deutsche Boerse AG, Class N	853	175,662
Donnelley Financial Solutions, Inc.(a)	3,914	244,116
Euronext NV(c)	469	40,759
Federated Hermes, Inc., Class B	7,953	269,289
Franklin Resources, Inc.	4,007	119,369
Futu Holdings Ltd., ADR(a)	1,927	105,272
GCM Grosvenor, Inc., Class A(b)	5,609	50,257
Goldman Sachs Group, Inc.	698	269,267
Hamilton Lane, Inc., Class A(b)	7,060	800,886
Hargreaves Lansdown PLC	2,544	23,776
Hong Kong Exchanges & Clearing Ltd.	3,600	123,481
Houlihan Lokey, Inc., Class A(b)	4,543	544,751
Huatai Securities Co. Ltd., Class A	599,400	1,173,999
Intercontinental Exchange, Inc.	4,718	605,933
Invesco Ltd.	83,006	1,480,827
KKR & Co., Inc., Class A	666	55,178
Lazard Ltd., Class A	280	9,744
London Stock Exchange Group PLC	1,737	205,333
Macquarie Group Ltd.	1,733	216,940
Moelis & Co., Class A(b)	2,963	166,313
Moody’s Corp.	13,044	5,094,465
Morgan Stanley	946	88,215
MSCI, Inc., Class A	3,925	2,220,176
Nasdaq, Inc.	36,772	2,137,924
Oppenheimer Holdings, Inc., Class A	1,595	65,905
Partners Group Holding AG	30	43,379
Patria Investments Ltd., Class A	22,774	353,225
PJT Partners, Inc., Class A(b)	5,762	586,975
S&P Global, Inc.	8,155	3,592,441
Schroders PLC	9,566	52,305
Silvercrest Asset Management Group, Inc., Class A	2,052	34,884
St. James’s Place PLC	3,747	32,600
UBS Group AG, Registered Shares	2,904	90,203

Security	Shares	Value

Capital Markets (continued)
Victory Capital Holdings, Inc., Class A	10,792	$371,676
Virtus Investment Partners, Inc.	332	80,264
XP, Inc., Class A	1,114	29,042

		26,399,497

Chemicals — 1.1%
AdvanSix, Inc.	4,588	137,456
Air Liquide SA	1,442	280,751
Alto Ingredients, Inc.(a)(b)	8,550	22,743
Arkema SA	605	68,920
Asian Paints Ltd.	4,258	174,010
Avient Corp.	2,489	103,468
Cabot Corp.	8,227	686,954
Chambal Fertilisers and Chemicals Ltd.	266,330	1,194,350
Chr Hansen Holding A/S	307	25,747
Croda International PLC	1,292	83,107
Ecolab, Inc.	2,075	411,576
Ecopro Co. Ltd.	637	317,402
Ginkgo Bioworks Holdings, Inc., Class A(a)(b)	2,810	4,749
Hawkins, Inc.	1,607	113,165
HB Fuller Co.	576	46,892
Ingevity Corp.(a)	7,282	343,856
Innospec, Inc.	889	109,560
Johnson Matthey PLC	871	18,838
KCC Corp.	3,453	609,816
Kolon Industries, Inc.	22,152	762,431
Koppers Holdings, Inc.	4,957	253,898
LG Chem Ltd.	2,979	1,145,793
Livent Corp.(a)(b)	7,545	135,659
LyondellBasell Industries NV, Class A	28,605	2,719,763
Minerals Technologies, Inc.	7,934	565,774
Mosaic Co.	6,933	247,716
NewMarket Corp.	20	10,917
Orion SA	3,177	88,098
PhosAgro PJSC(d)	62	1
PhosAgro PJSC(a)(d)	3,231	—
PPG Industries, Inc.	18,575	2,777,891
Quaker Chemical Corp.	3,762	802,886
Rayonier Advanced Materials, Inc.(a)	9,228	37,373
Saudi Basic Industries Corp.	136,430	3,028,532
Saudi Kayan Petrochemical Co.(a)	62,114	179,789
Stepan Co.	1,653	156,291
Syensqo SA(a)	2,406	250,364

		17,916,536

Commercial Services & Supplies — 0.3%
ABM Industries, Inc.	7,481	335,373
Brambles Ltd.	14,525	134,631
BrightView Holdings, Inc.(a)	8,815	74,222
Cimpress PLC(a)	1,777	142,249
Cintas Corp.	3,365	2,027,951
Copart, Inc.(a)	2,512	123,088
CoreCivic, Inc.(a)	18,876	274,268
Deluxe Corp.(b)	3,151	67,589
Driven Brands Holdings, Inc.(a)	184	2,624
GEO Group, Inc.(a)(b)	16,456	178,219
GFL Environmental, Inc.	1,312	45,260
Healthcare Services Group, Inc.	35,686	370,064
Interface, Inc., Class A	4,192	52,903
Li-Cycle Holdings Corp.(a)	109,378	63,964
Matthews International Corp., Class A(b)	2,383	87,337

19

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
MillerKnoll, Inc.	3,500	$93,380
MSA Safety, Inc.(b)	124	20,935
RB Global, Inc.	686	45,887
Steelcase, Inc., Class A	24,642	333,160
Stericycle, Inc.(a)	311	15,413
Tetra Tech, Inc.	4,394	733,490
Viad Corp.(a)	2,387	86,409
Waste Connections, Inc.	1,268	189,274

		5,497,690

Communications Equipment — 0.7%
Arcadyan Technology Corp.	91,000	504,632
Arista Networks, Inc.(a)	8,375	1,972,396
Calix, Inc.(a)	10,855	474,255
Ciena Corp.(a)	15,199	684,107
Cisco Systems, Inc.	36,675	1,852,821
Extreme Networks, Inc.(a)	15,145	267,158
F5, Inc.(a)	2,324	415,949
Infinera Corp.(a)(b)	19,730	93,717
Juniper Networks, Inc.	24,247	714,802
Motorola Solutions, Inc.	5,070	1,587,366
NETGEAR, Inc.(a)	16,688	243,311
Sercomm Corp.	84,000	367,313
Telefonaktiebolaget LM Ericsson, B Shares	42,840	269,600
Ubiquiti, Inc.(b)	15	2,093
Viasat, Inc.(a)(b)	785	21,941
Viavi Solutions, Inc.(a)	44,980	452,949
ZTE Corp., Class A	122,200	453,941

		10,378,351

Construction & Engineering — 1.2%
AECOM	14,783	1,366,393
Arcosa, Inc.	4,995	412,787
Argan, Inc.	5,445	254,772
Bouygues SA	1,014	38,257
China State Construction Engineering Corp. Ltd., Class A	77,700	52,468
Comfort Systems USA, Inc.	4,891	1,005,932
Construction Partners, Inc., Class A(a)	10,372	451,389
Daewoo Engineering & Construction Co. Ltd.(a)	177,082	568,290
Dycom Industries, Inc.(a)	4,487	516,409
Eiffage SA	2,211	237,352
EMCOR Group, Inc.	9,506	2,047,878
Ferrovial SE	793	28,945
Fluor Corp.(a)	35,264	1,381,291
Hyundai Engineering & Construction Co. Ltd.	7,367	198,862
Larsen & Toubro Ltd.	31,564	1,336,668
MasTec, Inc.(a)	2,240	169,613
Matrix Service Co.(a)	7,433	72,695
MDU Resources Group, Inc.	679	13,444
MYR Group, Inc.(a)	6,029	871,974
NCC Ltd./India	149,903	300,161
Obayashi Corp.	7,400	63,924
Primoris Services Corp.	30,697	1,019,447
Shanghai Construction Group Co. Ltd., Class A	1,250,900	410,763
Sterling Infrastructure, Inc.(a)	5,740	504,718
Tutor Perini Corp.(a)	8,683	79,015
Valmont Industries, Inc.	10,075	2,352,613
Vinci SA	4,925	619,788
Voltas Ltd.	73,508	863,758

Security	Shares	Value

Construction & Engineering (continued)
WillScot Mobile Mini Holdings Corp.(a)	15,548	$691,886
Worley Ltd.	11,002	131,141
WSP Global, Inc.	834	116,907

		18,179,540

Construction Materials — 0.8%
ACC Ltd.	13,280	352,656
Cemex SAB de CV, Series B(a)	428,390	333,509
CRH PLC	16,206	1,115,285
GCC SAB de CV	57,290	675,024
Heidelberg Materials AG	8,405	751,307
Holcim AG	25,221	1,980,893
James Hardie Industries PLC(a)	12,657	488,002
JK Cement Ltd.	15,014	683,163
Martin Marietta Materials, Inc.	1,948	971,877
Shree Cement Ltd.	4,063	1,398,488
Summit Materials, Inc., Class A(a)	35,267	1,356,369
UltraTech Cement Ltd.	8,044	1,014,760
Vulcan Materials Co.	4,120	935,281

		12,056,614

Consumer Finance — 0.5%
American Express Co.	4,382	820,924
Bajaj Finance Ltd.	23,275	2,047,997
Capital One Financial Corp.	4,933	646,815
Credit Acceptance Corp.(a)	23	12,253
Encore Capital Group, Inc.(a)	4,985	252,989
Enova International, Inc.(a)	12,183	674,451
EZCORP, Inc., Class A(a)	49,312	430,987
FirstCash Holdings, Inc.	5,788	627,361
Isracard Ltd.	1	3
LendingClub Corp.(a)	8,195	71,624
LendingTree, Inc.(a)	7,915	239,983
Manappuram Finance Ltd.	80,181	165,570
Nelnet, Inc., Class A	4,228	372,994
OneMain Holdings, Inc.	13,127	645,848
Oportun Financial Corp.(a)	5,994	23,437
PRA Group, Inc.(a)	5,277	138,257
PROG Holdings, Inc.(a)	12,233	378,122
Regional Management Corp.	9,970	250,048
Synchrony Financial	3,671	140,196
Upstart Holdings, Inc.(a)(b)	6,959	284,345
World Acceptance Corp.(a)	755	98,550

		8,322,754

Consumer Staples Distribution & Retail — 1.3%
Albertsons Cos., Inc., Class A	1,232	28,336
Alimentation Couche-Tard, Inc.	1,349	79,440
Andersons, Inc.(b)	6,412	368,947
Carrefour SA	3,681	67,416
Costco Wholesale Corp.	2,391	1,578,251
Grocery Outlet Holding Corp.(a)	638	17,201
GS Retail Co. Ltd.	29,853	532,617
J Sainsbury PLC	55,156	212,650
Jeronimo Martins SGPS SA	5,915	150,540
Lawson, Inc.	18,900	976,232
Marks & Spencer Group PLC	28,784	99,754
Migros Ticaret A/S, Class A	100,718	1,144,960
Ocado Group PLC(a)	2,725	26,323
President Chain Store Corp.	73,000	640,808
PriceSmart, Inc.	6,513	493,555

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Staples Distribution & Retail (continued)
Redcare Pharmacy NV(a)(c)	973	$141,203
SpartanNash Co.	9,653	221,536
Sprouts Farmers Market, Inc.(a)	11,827	568,997
Sun Art Retail Group Ltd.	499,000	89,538
Sysco Corp.	43,162	3,156,437
Target Corp.	7,759	1,105,037
Tesco PLC	21,112	78,214
U.S. Foods Holding Corp.(a)	6,371	289,307
Wal-Mart de Mexico SAB de CV	762,754	3,214,787
Walmart, Inc.(b)	29,663	4,676,372
Woolworths Group Ltd.	17,571	445,775

		20,404,233

Containers & Packaging — 0.2%
Ardagh Group SA, Class A(a)	56	419
Ardagh Metal Packaging SA	376	1,444
Ball Corp.	3,297	189,643
Crown Holdings, Inc.	1,252	115,297
Greif, Inc., Class A	2,457	161,155
International Paper Co.	30,156	1,090,139
Packaging Corp. of America	2,646	431,060
Silgan Holdings, Inc.(b)	282	12,761
Smurfit Kappa Group PLC	1,123	44,516
Westrock Co.	9,718	403,491

		2,449,925

Distributors — 0.0%
Genuine Parts Co.	1,455	201,518
Pool Corp.(b)	393	156,693

		358,211

Diversified Consumer Services — 0.4%
2U, Inc.(a)	9,792	12,044
ADT, Inc.(b)	444	3,028
American Public Education, Inc.(a)	3,863	37,278
Chegg, Inc.(a)(b)	21,108	239,787
Cogna Educacao SA(a)	2,291,733	1,643,356
Coursera, Inc.(a)	18,118	350,946
Duolingo, Inc., Class A(a)	4,022	912,391
Frontdoor, Inc.(a)	28,372	999,262
Grand Canyon Education, Inc.(a)	102	13,468
Laureate Education, Inc., Class A	66,569	912,661
Mister Car Wash, Inc.(a)	252	2,177
New Oriental Education & Technology Group, Inc.(a)	32,600	237,642
OneSpaWorld Holdings Ltd.(a)	6,392	90,127
Perdoceo Education Corp.	11,045	193,950
Rover Group, Inc., Class A(a)	11,454	124,620
Strategic Education, Inc.	1,686	155,736
Stride, Inc.(a)	7,097	421,349
Universal Technical Institute, Inc.(a)	4,490	56,215
YDUQS Participacoes SA	91,574	422,274

		6,828,311

Diversified REITs — 0.1%
American Assets Trust, Inc.	46,569	1,048,268
Armada Hoffler Properties, Inc.	8,882	109,870
British Land Co. PLC	6,441	32,745
Empire State Realty Trust, Inc., Class A(b)	8,269	80,127
Land Securities Group PLC	3,870	34,731

		1,305,741

Diversified Telecommunication Services — 0.6%
AT&T, Inc.	20,764	348,420
Bandwidth, Inc., Class A(a)	6,389	92,449

Security	Shares	Value

Diversified Telecommunication Services (continued)
Chunghwa Telecom Co. Ltd.	485,000	$1,897,545
Cogent Communications Holdings, Inc.(b)	8,154	620,193
Consolidated Communications Holdings, Inc.(a)	7,146	31,085
Deutsche Telekom AG, Class N, Registered Shares	54,087	1,300,430
EchoStar Corp., Class A(a)	13,576	224,954
Emirates Telecommunications Group Co. PJSC	26,912	143,912
Globalstar, Inc.(a)	26,935	52,254
Hellenic Telecommunications Organization SA, Class R	42,615	607,031
IDT Corp., Class B(a)	877	29,897
Liberty Latin America Ltd., Class A(a)	9,550	69,810
Lumen Technologies, Inc.(a)(b)	112,898	206,603
Nippon Telegraph & Telephone Corp.	261,000	318,703
Ooma, Inc.(a)	11,567	124,114
Ooredoo QPSC	116,328	347,986
Saudi Telecom Co.	216,616	2,338,193
Telefonica Brasil SA	83,977	922,450
Verizon Communications, Inc.	7,168	270,234

		9,946,263

Electric Utilities — 0.7%
Acciona SA	175	25,768
ALLETE, Inc.(b)	19,110	1,168,768
Cia Energetica de Minas Gerais, Series 20-A, ADR	123,711	287,009
CK Infrastructure Holdings Ltd.	3,500	19,370
CLP Holdings Ltd.	8,500	70,228
CPFL Energia SA	52,585	417,005
Edison International	5,505	393,552
EDP - Energias de Portugal SA	49,976	251,529
Enel SpA	27,892	207,511
Enerjisa Enerji AS(c)	102,427	158,193
Entergy Corp.	5,189	525,075
Evergy, Inc.	36,843	1,923,205
Hawaiian Electric Industries, Inc.	356	5,052
Iberdrola SA	21,409	280,817
Inter RAO UES PJSC(d)	5,347,154	599
Kansai Electric Power Co., Inc.	5,800	76,978
Korea Electric Power Corp.(a)	11,020	161,430
MGE Energy, Inc.	2,068	149,537
NextEra Energy, Inc.	12,306	747,466
OGE Energy Corp.	45,296	1,582,189
Origin Energy Ltd.	6,587	38,012
Orsted A/S(c)	7,443	412,614
Otter Tail Corp.(b)	514	43,675
PNM Resources, Inc.	10,953	455,645
Portland General Electric Co.	16,066	696,300
Power Assets Holdings Ltd.	7,000	40,584
Public Power Corp. SA, Class R(a)	15,352	189,163
SSE PLC	6,051	142,840
Tata Power Co. Ltd.	28,195	112,427
Terna - Rete Elettrica Nazionale	4,347	36,266
Xcel Energy, Inc.(b)	4,178	258,660

		10,877,467

Electrical Equipment — 1.0%
ABB India Ltd.	5,893	330,954
ABB Ltd., Class N, Registered Shares	42,948	1,906,812
Allient, Inc.	2,479	74,891
AMETEK, Inc.	21,288	3,510,178
Array Technologies, Inc.(a)	5,802	97,474
Atkore, Inc.(a)	10,095	1,615,200
Ecopro BM Co. Ltd.	1,480	328,236
Encore Wire Corp.	4,572	976,579

21

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
EnerSys	12,215	$1,233,226
Fluence Energy, Inc., Class A(a)	2,038	48,606
Goldwind Science & Technology Co. Ltd., Class H	918,000	412,562
Gongniu Group Co. Ltd., Class A	16,300	218,839
KEI Industries Ltd.	15,751	614,768
Legrand SA	696	72,479
LG Energy Solution Ltd.(a)	1,118	368,957
Mitsubishi Electric Corp.	12,700	179,630
NEXTracker, Inc., Class A(a)	3,370	157,884
POSCO Future M Co. Ltd.	469	129,527
Rockwell Automation, Inc.	7,209	2,238,250
Schneider Electric SE	1,518	305,583
Shoals Technologies Group, Inc., Class A(a)	20,013	311,002
Signify NV(c)	3,206	107,517
Sunrun, Inc.(a)	2,930	57,516
Thermon Group Holdings, Inc.(a)	5,055	164,641
Triveni Turbine Ltd., Class B(a)	105,171	535,862
Vicor Corp.(a)	2,720	122,237

		16,119,410

Electronic Equipment, Instruments & Components — 1.8%
Avnet, Inc.	1,969	99,238
Badger Meter, Inc.	3,430	529,489
Benchmark Electronics, Inc.	10,616	293,426
BOE Technology Group Co. Ltd., Class A	3,948,900	2,161,347
Chroma ATE, Inc.	27,000	186,935
Coherent Corp.(a)	977	42,529
Crane NXT Co.(b)	160	9,099
ePlus, Inc.(a)	8,562	683,590
Fabrinet(a)	6,104	1,161,774
Flex Ltd.(a)	13,794	420,165
Halma PLC	1,605	46,667
Hexagon AB, B Shares	9,662	116,053
Hon Hai Precision Industry Co. Ltd.	1,226,000	4,171,140
Insight Enterprises, Inc.(a)	6,884	1,219,776
ITEQ Corp.	116,000	319,890
Itron, Inc.(a)	14,519	1,096,330
Keysight Technologies, Inc.(a)	3,372	536,451
Kimball Electronics, Inc.(a)	15,667	422,226
Lens Technology Co. Ltd., Class A	244,300	452,261
Littelfuse, Inc.	99	26,488
Methode Electronics, Inc.	7,082	160,974
Murata Manufacturing Co. Ltd.	3,000	63,396
OSI Systems, Inc.(a)	2,129	274,747
PC Connection, Inc.	8,739	587,348
Plexus Corp.(a)	8,607	930,675
Rogers Corp.(a)	2,834	374,286
Samsung SDI Co. Ltd.(a)	3,015	1,097,733
Sanmina Corp.(a)	23,948	1,230,209
ScanSource, Inc.(a)	7,200	285,192
Simplo Technology Co. Ltd.	39,000	532,963
Spectris PLC	5,944	285,911
Sunny Optical Technology Group Co. Ltd.	34,200	310,908
TCL Technology Group Corp., Class A(a)	530,800	320,253
TE Connectivity Ltd.	48,909	6,871,715
Tripod Technology Corp.	139,000	881,390
TTM Technologies, Inc.(a)	41,007	648,321

		28,850,895

Energy Equipment & Services — 0.5%
Archrock, Inc.	32,644	502,718
Baker Hughes Co., Class A	21,455	733,332
Borr Drilling Ltd.(a)	27,863	205,072
Cactus, Inc., Class A	10,824	491,410

Security	Shares	Value

Energy Equipment & Services (continued)
ChampionX Corp.(b)	8,855	$258,655
Diamond Offshore Drilling, Inc.(a)	19,283	250,679
Halliburton Co.	9,516	344,003
Helix Energy Solutions Group, Inc.(a)	70,893	728,780
Helmerich & Payne, Inc.(b)	25,410	920,350
Kodiak Gas Services, Inc.(b)	1,839	36,927
Liberty Energy, Inc., Class A(b)	22,673	411,288
Natural Gas Services Group, Inc.(a)	2,772	44,574
Newpark Resources, Inc.(a)	11,004	73,067
Noble Corp. PLC	2,885	138,942
Oceaneering International, Inc.(a)	8,628	183,604
Oil States International, Inc.(a)	18,969	128,799
Patterson-UTI Energy, Inc.(b)	34,938	377,330
ProPetro Holding Corp.(a)	49,846	417,709
RPC, Inc.(b)	51,071	371,797
Seadrill Ltd.(a)	1,255	59,336
Select Water Solutions, Inc., Class A	12,384	93,995
Smart Sand, Inc.(a)(b)	600	1,158
U.S. Silica Holdings, Inc.(a)	32,420	366,670

		7,140,195

Entertainment — 1.0%
AMC Entertainment Holdings, Inc., Class A(a)	214	1,310
Bilibili, Inc., Class Z(a)	15,880	192,860
Cinemark Holdings, Inc.(a)(b)	18,515	260,876
Electronic Arts, Inc.	9,023	1,234,437
Eros Media World PLC, Class A(a)	1,711	—
Gaia, Inc., Class A(a)	4,042	10,913
IMAX Corp.(a)	12,618	189,522
Liberty Media Corp.-Liberty Formula One, Class A	71	4,117
Liberty Media Corp.-Liberty Formula One, Class C(a)	19,910	1,256,918
Liberty Media Corp.-Liberty Live, Class A	3	110
Liberty Media Corp.-Liberty Live, Class C(a)	202	7,553
Lions Gate Entertainment Corp., Class A(a)	10,227	111,474
Lions Gate Entertainment Corp., Class B(a)	11,386	116,023
Live Nation Entertainment, Inc.(a)(b)	4,698	439,733
Madison Square Garden Entertainment Corp.(a)	5,321	169,155
Manchester United PLC, Class A(a)(b)	5,369	109,420
Marcus Corp.	14,091	205,447
NetEase, Inc.	166,155	2,997,699
Netflix, Inc.(a)	7,846	3,820,061
Nintendo Co. Ltd.	14,800	770,101
Playtika Holding Corp.(a)	80	698
ROBLOX Corp., Class A(a)	2,894	132,314
Roku, Inc., Class A(a)	2,291	209,993
Sea Ltd., Class A, ADR(a)(b)	10,289	416,705
Spotify Technology SA(a)	5,328	1,001,184
Walt Disney Co.(a)	18,525	1,672,622
Warner Bros Discovery, Inc., Class A(a)	13,557	154,279
XD, Inc.(a)	117,400	153,540

		15,639,064

Financial Services — 3.1%
Bajaj Finserv Ltd.	18,370	371,881
Berkshire Hathaway, Inc., Class B(a)	18,032	6,431,293
Block, Inc., Class A(a)	30,981	2,396,380
Cannae Holdings, Inc.(a)	11,502	224,404
Cielo SA	703,262	677,790
Essent Group Ltd.	17,723	934,711
Eurazeo SE	163	12,961
Euronet Worldwide, Inc.(a)	4,303	436,712
EVERTEC, Inc.	8,333	341,153
EXOR NV	617	61,760
Federal Agricultural Mortgage Corp., Class C	1,452	277,652

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Fidelity National Information Services, Inc.	9,860	$592,290
FirstRand Ltd.	516,379	2,071,705
Fiserv, Inc.(a)	7,765	1,031,503
Flywire Corp.(a)	3,512	81,303
Global Payments, Inc.	530	67,310
I3 Verticals, Inc., Class A(a)	2,979	63,065
International Money Express, Inc.(a)	7,890	174,290
Jack Henry & Associates, Inc.	2,955	482,877
L&T Finance Holdings Ltd.	734,836	1,456,455
LIC Housing Finance Ltd.	19,332	124,431
M&G PLC	13,903	39,347
Marqeta, Inc., Class A(a)(b)	41,197	287,555
Mastercard, Inc., Class A	29,481	12,573,941
Mr. Cooper Group, Inc.(a)	7,337	477,786
NCR Atleos Corp.(a)	1,611	39,131
Nexi SpA(a)(c)	4,364	35,754
NMI Holdings, Inc., Class A(a)	19,581	581,164
Pagseguro Digital Ltd., Class A(a)	72,159	899,823
Radian Group, Inc.	4,224	120,595
Remitly Global, Inc.(a)	12,474	242,245
Repay Holdings Corp., Class A(a)	10,610	90,609
Sofina SA	1,313	327,365
StoneCo Ltd., Class A(a)	66,504	1,199,067
UWM Holdings Corp., Class A(b)	294	2,102
Visa, Inc., Class A(b)	49,326	12,842,024
Walker & Dunlop, Inc.(b)	3,574	396,750
Western Union Co.	1,034	12,325
Worldline SA/France(a)(c)	881	15,321
Yuanta Financial Holding Co. Ltd.	627,845	564,061

		49,058,891

Food Products — 1.0%
Archer-Daniels-Midland Co.	56,688	4,094,007
AVI Ltd.	52,241	233,599
Bunge Global SA	1,906	192,411
Cal-Maine Foods, Inc.(b)	5,290	303,593
Chocoladefabriken Lindt & Spruengli AG	3	36,011
Chocoladefabriken Lindt & Spruengli AG, Class N, Registered Shares	1	121,319
Danone SA	1,182	76,686
Fresh Del Monte Produce, Inc.	17,821	467,801
Freshpet, Inc.(a)	154	13,361
Hain Celestial Group, Inc.(a)	11,627	127,316
Hershey Co.	9,815	1,829,909
Ichitan Group PCL	211,800	97,247
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	214,232	804,560
John B Sanfilippo & Son, Inc.	450	46,368
Kerry Group PLC, Class A	317	27,515
Lancaster Colony Corp.(b)	4,681	778,872
Minerva SA/Brazil	175,313	269,485
Mondelez International, Inc., Class A	12,001	869,232
Nestle SA, Registered Shares	24,136	2,797,842
Pilgrim’s Pride Corp.(a)(b)	139	3,845
Post Holdings, Inc.(a)	4,690	413,001
QL Resources Bhd	67,200	83,506
Sao Martinho S/A	31,656	191,089
Seaboard Corp.	1	3,570
Sime Darby Plantation Bhd	155,000	150,261
Sovos Brands, Inc.(a)(b)	4,824	106,273

Security	Shares	Value

Food Products (continued)
SunOpta, Inc.(a)	24,219	$132,478
Uni-President Enterprises Corp.	481,000	1,166,969
Vital Farms, Inc.(a)	20,363	319,495

		15,757,621

Gas Utilities — 0.5%
Brookfield Infrastructure Corp., Class A(b)	23,450	827,316
Chesapeake Utilities Corp.	2,840	299,989
China Gas Holdings Ltd.	148,200	146,425
ENN Energy Holdings Ltd.	112,200	828,535
Korea Gas Corp.(a)	10,324	197,477
Kunlun Energy Co. Ltd.	362,000	326,693
Mahanagar Gas Ltd.	29,852	430,432
Naturgy Energy Group SA	1,714	51,124
New Jersey Resources Corp.	44,904	2,001,820
ONE Gas, Inc.(b)	14,440	920,117
Perusahaan Gas Negara Tbk PT	3,593,100	263,622
Petronas Gas Bhd	51,200	193,880
UGI Corp.	27,635	679,821

		7,167,251

Ground Transportation — 0.2%
ArcBest Corp.	2,492	299,563
Central Japan Railway Co.	8,200	208,118
Covenant Logistics Group, Inc., Class A	3,837	176,656
FTAI Infrastructure, Inc.	19,705	76,653
Marten Transport Ltd.	2,564	53,793
MTR Corp. Ltd.	7,000	27,169
Old Dominion Freight Line, Inc.	2,692	1,091,148
Saia, Inc.(a)	1,418	621,396
Schneider National, Inc., Class B	178	4,530
Werner Enterprises, Inc.(b)	8,343	353,493

		2,912,519

Health Care Equipment & Supplies — 1.3%
Abbott Laboratories	14,048	1,546,263
Accuray, Inc.(a)(b)	22,831	64,612
Align Technology, Inc.(a)	1,443	395,382
Alphatec Holdings, Inc.(a)	9,829	148,516
AngioDynamics, Inc.(a)	33,667	263,949
Artivion, Inc.(a)(b)	5,945	106,297
AtriCure, Inc.(a)(b)	8,163	291,337
Atrion Corp.(b)	202	76,516
Avanos Medical, Inc.(a)	1,791	40,172
Axogen, Inc.(a)	3,418	23,345
Axonics, Inc.(a)	6,677	415,510
Becton Dickinson & Co.	1,036	252,608
Cerus Corp.(a)	20,565	44,420
Dexcom, Inc.(a)	7,810	969,143
Edwards Lifesciences Corp.(a)	9,724	741,455
Embecta Corp.	5,693	107,768
Glaukos Corp.(a)	5,379	427,577
Haemonetics Corp.(a)	5,741	490,913
Hologic, Inc.(a)	5,398	385,687
Inari Medical, Inc.(a)	6,749	438,145
Inmode Ltd.(a)	14,856	330,397
Inogen, Inc.(a)	5,820	31,952
Inspire Medical Systems, Inc.(a)(b)	546	111,073
Integer Holdings Corp.(a)	3,160	313,093
Integra LifeSciences Holdings Corp.(a)	242	10,539
Intuitive Surgical, Inc.(a)	139	46,893
iRadimed Corp.	2,050	97,314

23

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
iRhythm Technologies, Inc.(a)(b)	2,902	$310,630
Lantheus Holdings, Inc.(a)(b)	8,058	499,596
LeMaitre Vascular, Inc.(b)	3,831	217,448
LivaNova PLC(a)	10,762	556,826
Medtronic PLC	64,807	5,338,801
Merit Medical Systems, Inc.(a)	12,022	913,191
Nemaura Medical, Inc.(a)	2,006	451
Neogen Corp.(a)(b)	11,700	235,287
Nevro Corp.(a)	9,956	214,253
Novocure Ltd.(a)	19,857	296,465
Omnicell, Inc.(a)	9,635	362,565
Orthofix Medical, Inc.(a)	6,504	87,674
ResMed, Inc.(b)	3,953	679,995
RxSight, Inc.(a)	3,879	156,401
SI-BONE, Inc.(a)	8,365	175,581
Smith & Nephew PLC	2,971	40,813
STAAR Surgical Co.(a)	9,847	307,325
Stryker Corp.	7,331	2,195,341
Tactile Systems Technology, Inc.(a)	4,343	62,105
Tandem Diabetes Care, Inc.(a)	212	6,271
Varex Imaging Corp.(a)	16,453	337,286
Zimvie, Inc.(a)	2,182	38,731

		21,203,912

Health Care Providers & Services — 1.5%
Accolade, Inc.(a)	8,816	105,880
AdaptHealth Corp.(a)	23,265	169,602
Addus HomeCare Corp.(a)	964	89,507
Alignment Healthcare, Inc.(a)	14,792	127,359
Amedisys, Inc.(a)	105	9,981
AMN Healthcare Services, Inc.(a)(b)	6,378	477,585
Aveanna Healthcare Holdings, Inc.(a)	16,957	45,445
Bangkok Dusit Medical Services PCL, NVDR	3,312,300	2,689,940
Brookdale Senior Living, Inc.(a)	16,252	94,587
Cardinal Health, Inc.(b)	7,410	746,928
Castle Biosciences, Inc.(a)	3,724	80,364
Cencora, Inc.(b)	2,479	509,137
Centene Corp.(a)	1,336	99,145
Centogene NV(a)	910	1,092
Cigna Group	5,539	1,658,654
Clover Health Investments Corp.(a)(b)	26,915	25,626
CorVel Corp.(a)	1,862	460,305
Cross Country Healthcare, Inc.(a)(b)	7,132	161,468
Dr Sulaiman Al Habib Medical Services Group Co.	2,714	205,409
Dr. Lal PathLabs Ltd.(c)	16,847	521,641
Elevance Health, Inc.	9,959	4,696,266
Ensign Group, Inc.(b)	9,788	1,098,311
Fortis Healthcare Ltd.	42,328	213,154
Fulgent Genetics, Inc.(a)	4,557	131,743
Guardant Health, Inc.(a)	17,584	475,647
HCA Healthcare, Inc.	2,699	730,565
HealthEquity, Inc.(a)	11,059	733,212
Hims & Hers Health, Inc., Class A(a)	15,694	139,677
IHH Healthcare Bhd	381,800	501,141
Joint Corp.(a)(b)	1,293	12,426
LifeStance Health Group, Inc.(a)(b)	2,910	22,785
McKesson Corp.	2,201	1,019,019
MLP Saglik Hizmetleri AS, Class B(a)(c)	25,740	130,147
NeoGenomics, Inc.(a)	8,339	134,925
OPKO Health, Inc.(a)	41,394	62,505
Option Care Health, Inc.(a)	19,207	647,084
Owens & Minor, Inc.(a)	11,940	230,084

Security	Shares	Value

Health Care Providers & Services (continued)
Pediatrix Medical Group, Inc.(a)	16,569	$154,092
PetIQ, Inc., Class A(a)	10,135	200,166
Premier, Inc., Class A	386	8,631
Privia Health Group, Inc.(a)(b)	18,867	434,507
Progyny, Inc.(a)	25,354	942,662
R1 RCM, Inc.(a)	6,861	72,521
RadNet, Inc.(a)	8,981	312,269
Select Medical Holdings Corp.	14,167	332,924
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	195,300	285,730
Surgery Partners, Inc.(a)(b)	11,731	375,275
UnitedHealth Group, Inc.	2,762	1,454,110

		23,831,233

Health Care REITs — 0.0%
Diversified Healthcare Trust(b)	18,160	67,919
Medical Properties Trust, Inc.(b)	11,156	54,776
Physicians Realty Trust	28,443	378,576

		501,271

Health Care Technology — 0.2%
American Well Corp., Class A(a)	33,972	50,618
Certara, Inc.(a)	381	6,702
Computer Programs and Systems, Inc.(a)	1,588	17,786
Evolent Health, Inc., Class A(a)(b)	10,236	338,095
Health Catalyst, Inc.(a)	20,510	189,922
HealthStream, Inc.	3,431	92,740
Multiplan Corp., Class A(a)	29,126	41,941
Phreesia, Inc.(a)	13,251	306,761
Schrodinger, Inc.(a)	6,980	249,884
Teladoc Health, Inc.(a)(b)	84,129	1,812,980
Veeva Systems, Inc., Class A(a)	2,135	411,030
Veradigm, Inc.(a)	8,328	87,361

		3,605,820

Hotel & Resort REITs — 0.2%
Apple Hospitality REIT, Inc.(b)	4,476	74,347
Braemar Hotels & Resorts, Inc.	38,907	97,268
Chatham Lodging Trust(b)	5,399	57,877
Park Hotels & Resorts, Inc.(b)	26,304	402,451
Pebblebrook Hotel Trust(b)	19,539	312,233
RLJ Lodging Trust(b)	100,235	1,174,754
Ryman Hospitality Properties, Inc.	6,384	702,623
Service Properties Trust	10,871	92,838
Summit Hotel Properties, Inc.	62,596	420,645
Sunstone Hotel Investors, Inc.(b)	16,889	181,219
Xenia Hotels & Resorts, Inc.(b)	5,662	77,117

		3,593,372

Hotels, Restaurants & Leisure — 1.7%
Accel Entertainment, Inc., Class A(a)	15,498	159,164
Accor SA	1,032	39,501
Alsea SAB de CV(a)	220,115	831,669
Aristocrat Leisure Ltd.	15,013	417,114
Bally’s Corp.(a)	22,221	309,761
BJ’s Restaurants, Inc.(a)(b)	6,449	232,229
Booking Holdings, Inc.(a)	932	3,306,009
Boyd Gaming Corp.	22,595	1,414,673
Brinker International, Inc.(a)	6,662	287,665
Caesars Entertainment, Inc.(a)	25,096	1,176,500
Carnival Corp.(a)	7,495	138,957
Carrols Restaurant Group, Inc.	9,655	76,081
Century Casinos, Inc.(a)	2,317	11,307
Chuy’s Holdings, Inc.(a)	9,067	346,631

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Compass Group PLC	4,090	$111,916
Cracker Barrel Old Country Store, Inc.(b)	1,087	83,786
DraftKings, Inc., Class A(a)	4,230	149,108
El Pollo Loco Holdings, Inc.(a)	9,164	80,826
Entain PLC	4,110	51,832
Everi Holdings, Inc.(a)	45,619	514,126
Flutter Entertainment PLC, Class DI(a)	253	44,652
Galaxy Entertainment Group Ltd.	13,000	72,811
Golden Entertainment, Inc.	2,635	105,216
Gourmet Master Co. Ltd.	40,000	132,194
H World Group Ltd., ADR(a)(b)	9,788	327,311
Hilton Grand Vacations, Inc.(a)	8,929	358,767
InterContinental Hotels Group PLC	794	71,600
Just Eat Takeaway.com NV(a)(c)	3,204	48,851
La Francaise des Jeux SAEM, Class A(c)	439	15,947
Leejam Sports Co. JSC	7,209	388,709
Light & Wonder, Inc., Class A(a)	9,837	807,716
Marriott Vacations Worldwide Corp.	304	25,807
McDonald’s Corp.	12,733	3,775,462
Meituan, Class B(a)(c)	352,760	3,703,548
MGM Resorts International(b)	6,003	268,214
Monarch Casino & Resort, Inc.(b)	2,871	198,530
OPAP SA, Class R	38,493	653,138
Oriental Land Co. Ltd./Japan	3,200	118,939
Penn Entertainment, Inc.(a)	743	19,333
PlayAGS, Inc.(a)	4,489	37,842
Royal Caribbean Cruises Ltd.(a)	1,983	256,779
Sabre Corp.(a)	8,342	36,705
Sands China Ltd.(a)	5,600	16,391
Shake Shack, Inc., Class A(a)	9,627	713,553
Starbucks Corp.	11,858	1,138,487
Travel & Leisure Co.	13,723	536,432
Trip.com Group Ltd.(a)	28,246	1,013,979
Whitbread PLC	3,035	141,301
Wingstop, Inc.	915	234,771
Xiabuxiabu Catering Management China Holdings Co. Ltd.(c)	1,229,500	388,112
Yum China Holdings, Inc.(b)	21,840	926,671

		26,316,623

Household Durables — 0.8%
Barratt Developments PLC	4,136	29,628
Beazer Homes USA, Inc.(a)	4,743	160,266
Berkeley Group Holdings PLC	709	42,328
Century Communities, Inc.(b)	10,295	938,286
D.R. Horton, Inc.	9,828	1,493,660
Ethan Allen Interiors, Inc.(b)	3,223	102,878
GoPro, Inc., Class A(a)	15,289	53,053
Gree Electric Appliances, Inc. of Zhuhai, Class A	289,800	1,309,353
Helen of Troy Ltd.(a)(b)	2,215	267,594
Hisense Home Appliances Group Co. Ltd., Class H(b)	113,000	244,148
Installed Building Products, Inc.(b)	4,132	755,412
iRobot Corp.(a)	3,150	121,905
KB Home	15,160	946,894
La-Z-Boy, Inc.(b)	2,452	90,528
Leggett & Platt, Inc.	52,165	1,365,158
Lennar Corp., B Shares(b)	47	6,300
LG Electronics, Inc.(a)	3,976	312,664
LGI Homes, Inc.(a)	3,576	476,180
Lovesac Co.(a)	2,584	66,021
M/I Homes, Inc.(a)	2,181	300,411

Security	Shares	Value

Household Durables (continued)
MDC Holdings, Inc.(b)	18,505	$1,022,401
Meritage Homes Corp.	4,940	860,548
PulteGroup, Inc.	1,523	157,204
Sekisui House Ltd.	20,000	443,324
Sonos, Inc.(a)	8,512	145,896
Taylor Morrison Home Corp., Class A(a)	10,562	563,483
Taylor Wimpey PLC, Series L	12,447	23,300
Tri Pointe Homes, Inc.(a)	17,907	633,908
Universal Electronics, Inc.(a)	2,360	22,160
Vizio Holding Corp., Class A(a)	16,739	128,890
Worthington Enterprises, Inc.(b)	2,810	161,716

		13,245,497

Household Products — 0.8%
Central Garden & Pet Co.(a)	1,164	58,328
Central Garden & Pet Co., Class A(a)	11,703	515,400
Colgate-Palmolive Co.	12,267	977,803
Kimberly-Clark Corp.	36,590	4,446,051
Kimberly-Clark de Mexico SAB de CV, Class A	91,020	204,595
Procter & Gamble Co.	47,108	6,903,206
Reckitt Benckiser Group PLC	1,902	131,244
Reynolds Consumer Products, Inc.	178	4,778
Spectrum Brands Holdings, Inc.(b)	131	10,450

		13,251,855

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	151,363	2,913,738
Brookfield Renewable Corp., Class A(b)	6,345	182,672
China Longyuan Power Group Corp. Ltd., Class H	694,000	527,012
Clearway Energy, Inc., Class A	19,087	488,245
Drax Group PLC	6,544	40,847
EDP Renovaveis SA	8,535	174,723
Engie Brasil Energia SA	44,842	418,358
RWE AG	37,644	1,713,288
SDIC Power Holdings Co. Ltd., Class A	174,500	322,765
Sunnova Energy International, Inc.(a)(b)	13,683	208,666

		6,990,314

Industrial Conglomerates — 0.3%
3M Co.	3,684	402,735
Astra International Tbk PT	275,300	100,958
General Electric Co.	2,785	355,450
Industries Qatar QSC	101,967	360,464
Jardine Cycle & Carriage Ltd.	6,600	148,747
KOC Holding A/S, Class A	78,034	374,684
Siemens AG, Registered Shares	8,610	1,615,316
SK, Inc.	2,799	385,280
SM Investments Corp.	20,730	326,297
Smiths Group PLC	14,732	330,666

		4,400,597

Industrial REITs — 0.1%
First Industrial Realty Trust, Inc.	19,781	1,041,865
Industrial Logistics Properties Trust	17,413	81,841
LXP Industrial Trust	6,310	62,595
Nippon Prologis REIT, Inc.	4	7,691
Segro PLC	7,449	84,005
Terreno Realty Corp.(b)	10,276	643,997

		1,921,994

Insurance — 3.1%
Admiral Group PLC	870	29,744
Aegon Ltd.	8,417	48,937
Ageas SA/NV	5,403	234,871
AIA Group Ltd.	192,400	1,674,434

25

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Allianz SE, Registered Shares	596	$159,276
Ambac Financial Group, Inc.(a)	16,793	276,749
American Financial Group, Inc.	5,966	709,298
American International Group, Inc.	4,877	330,417
Aon PLC, Class A	4,515	1,313,955
ASR Nederland NV	1,788	84,465
Assicurazioni Generali SpA	911	19,247
Assured Guaranty Ltd.	192	14,367
Aviva PLC	21,240	117,530
AXA SA	5,794	189,211
Axis Capital Holdings Ltd.	8,599	476,127
Brighthouse Financial, Inc.(a)	8,410	445,057
Cathay Financial Holding Co. Ltd.	690,325	1,028,451
China Life Insurance Co. Ltd., Class H	778,000	1,010,348
China Pacific Insurance Group Co. Ltd., Class H	304,800	616,581
Cincinnati Financial Corp.	6,976	721,737
CNA Financial Corp.	88	3,723
CNO Financial Group, Inc.	39,780	1,109,862
Crawford & Co., Class A(b)	23,858	314,448
Discovery Ltd.	29,660	232,967
Donegal Group, Inc., Class A	7,365	103,036
eHealth, Inc.(a)	8,391	73,170
Everest Group Ltd.	688	243,263
FedNat Holding Co.(a)(d)	4,457	—
Genworth Financial, Inc., Class A(a)	14,458	96,579
Gjensidige Forsikring ASA	9,066	167,302
Globe Life, Inc.	7,693	936,392
Goosehead Insurance, Inc., Class A(a)	1,831	138,790
Hanover Insurance Group, Inc.	119	14,449
Hartford Financial Services Group, Inc.	3,367	270,640
Heritage Insurance Holdings, Inc.(a)	8,511	55,492
Investors Title Co.	230	37,292
Japan Post Holdings Co. Ltd.	107,600	960,595
Kemper Corp.	206	10,026
Kinsale Capital Group, Inc.	884	296,060
Legal & General Group PLC	29,730	95,008
Lincoln National Corp.	1,818	49,031
Loews Corp.	2,253	156,786
Manulife Financial Corp.	4,415	97,560
Marsh & McLennan Cos., Inc.	37,640	7,131,651
Max Financial Services Ltd.(a)	20,299	232,658
Mercury General Corp.	16,133	601,922
MetLife, Inc.	61,137	4,042,990
MS&AD Insurance Group Holdings, Inc.	15,700	617,306
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class N, Registered Shares	445	184,592
New China Life Insurance Co. Ltd., Class H	106,100	207,007
NN Group NV	26,693	1,054,930
Oscar Health, Inc., Class A(a)	45,259	414,120
Palomar Holdings, Inc.(a)	6,457	358,364
Phoenix Group Holdings PLC	3,457	23,539
Ping An Insurance Group Co. of China Ltd., Class H	798,500	3,615,048
Powszechny Zaklad Ubezpieczen SA	111,674	1,341,396
Principal Financial Group, Inc.(b)	11,420	898,411
Progressive Corp.	1,147	182,694
Prudential Financial, Inc.	5,274	546,967
Prudential PLC	16,014	180,681
QBE Insurance Group Ltd.	27,415	277,785
Reinsurance Group of America, Inc.	11,943	1,932,139
Sampo OYJ, A Shares	5,187	227,254
SBI Life Insurance Co. Ltd.(c)	30,510	525,070
Selective Insurance Group, Inc.	11,348	1,128,899

Security	Shares	Value

Insurance (continued)
Selectquote, Inc.(a)	9,708	$13,300
SiriusPoint Ltd.(a)	4,342	50,367
Sompo Holdings, Inc.	6,800	332,713
Swiss Re AG	541	60,879
Talanx AG(a)	1,442	103,053
Tiptree, Inc.	10,716	203,175
Tokio Marine Holdings, Inc.	41,900	1,043,351
Travelers Cos., Inc	10,688	2,035,957
Trupanion, Inc.(a)(b)	5,726	174,700
Unum Group	29,289	1,324,449
W.R. Berkley Corp.	31,492	2,227,114
White Mountains Insurance Group Ltd.	10	15,050
Zurich Insurance Group AG, Class N	1,426	745,551

		49,018,355

Interactive Media & Services — 4.5%
Alphabet, Inc., Class A(a)	139,222	19,447,921
Alphabet, Inc., Class C(a)	90,877	12,807,296
Auto Trader Group PLC(c)	9,584	88,045
Autohome, Inc., ADR	5,744	161,177
Baidu, Inc., Class A(a)	119,410	1,777,527
Bumble, Inc., Class A(a)(b)	24,441	360,260
Cargurus, Inc., Class A(a)	23,466	566,939
Cars.com, Inc.(a)	15,110	286,637
Eventbrite, Inc., Class A(a)	15,748	131,653
EverQuote, Inc., Class A(a)	4,196	51,359
fuboTV, Inc.(a)(b)	33,877	107,729
Kakaku.com, Inc.	10,800	133,439
Kuaishou Technology(a)(c)	95,600	650,484
Meta Platforms, Inc., Class A(a)(b)	46,863	16,587,627
NAVER Corp.(a)	4,025	696,406
QuinStreet, Inc.(a)	19,687	252,387
REA Group Ltd.	594	73,246
Rightmove PLC	12,489	91,806
Shutterstock, Inc.	9,173	442,872
Tencent Holdings Ltd.	378,800	14,301,537
TripAdvisor, Inc.(a)	341	7,342
TrueCar, Inc.(a)	10,229	35,392
Vimeo, Inc.(a)	31,515	123,539
Yelp, Inc.(a)(b)	22,614	1,070,547
ZipRecruiter, Inc., Class A(a)(b)	34,040	473,156

		70,726,323

IT Services — 1.0%
Accenture PLC, Class A	558	195,808
Akamai Technologies, Inc.(a)	1,221	144,505
Amdocs Ltd.(b)	6,645	584,029
Backblaze, Inc., Class A(a)	2,670	20,265
Capgemini SE	458	95,718
Cloudflare, Inc., Class A(a)	1,307	108,821
DigitalOcean Holdings, Inc.(a)(b)	6,818	250,153
Fastly, Inc., Class A(a)	23,292	414,598
Fujitsu Ltd.	1,600	240,790
Gartner, Inc.(a)	1,148	517,874
GoDaddy, Inc., Class A(a)	5,208	552,881
Grid Dynamics Holdings, Inc., Class A(a)(b)	7,037	93,803
Hackett Group, Inc.	4,709	107,224
HCL Technologies Ltd.	74,201	1,305,845
Infosys Ltd.	148,057	2,740,606
Kyndryl Holdings, Inc.(a)	676	14,047
Nomura Research Institute Ltd.	3,400	98,745
Obic Co. Ltd.	2,900	498,959
Okta, Inc., Class A(a)	1,277	115,607
Otsuka Corp.	9,800	403,318

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Shopify, Inc., Class A(a)	4,094	$318,733
Snowflake, Inc., Class A(a)	4,622	919,778
Squarespace, Inc., Class A(a)	10,542	347,992
Tata Consultancy Services Ltd.	68,248	3,108,278
TIS, Inc.	2,600	57,146
Unisys Corp.(a)	29,920	168,150
VeriSign, Inc.(a)	9,456	1,947,558
Wix.com Ltd.(a)	2,088	256,866
Zensar Technologies Ltd.	57,169	419,160

		16,047,257

Leisure Products — 0.0%
Acushnet Holdings Corp.(b)	1,965	124,129
JAKKS Pacific, Inc.(a)	955	33,950
Malibu Boats, Inc., Class A(a)	1,104	60,521
MasterCraft Boat Holdings, Inc.(a)	2,898	65,611
Peloton Interactive, Inc., Class A(a)	989	6,023
Topgolf Callaway Brands Corp.(a)	16,554	237,385

		527,619

Life Sciences Tools & Services — 0.7%
AbCellera Biologics, Inc.(a)	15,422	88,060
Adaptive Biotechnologies Corp.(a)(b)	22,928	112,347
Agilent Technologies, Inc.	22,927	3,187,541
Azenta, Inc.(a)(b)	230	14,982
Bio-Rad Laboratories, Inc., Class A(a)	168	54,246
Bruker Corp.	1,687	123,961
Codexis, Inc.(a)	22,314	68,058
Danaher Corp.	2,515	581,820
Eurofins Scientific SE	756	49,316
ICON PLC(a)	163	46,140
Lonza Group AG, Registered Shares	1,146	483,138
Medpace Holdings, Inc.(a)	577	176,868
Mettler-Toledo International, Inc.(a)	1,898	2,302,198
Nautilus Biotechnology, Inc.(a)	2,672	7,989
OmniAb, Inc., 12.50 Earnout Shares(a)(d)	161	—
OmniAb, Inc., 15.00 Earnout Shares(a)(d)	161	—
Pacific Biosciences of California, Inc.(a)(b)	55,302	542,513
Personalis, Inc.(a)	13,965	29,327
QIAGEN NV(a)	743	32,269
Quanterix Corp.(a)	4,850	132,599
Sartorius Stedim Biotech	167	44,285
Seer, Inc., Class A(a)(b)	5,580	10,825
Singular Genomics Systems, Inc.(a)	863	397
SomaLogic, Inc., Class A(a)	17,499	44,272
Sotera Health Co.(a)	324	5,459
Thermo Fisher Scientific, Inc.	4,208	2,233,564
West Pharmaceutical Services, Inc.	1,845	649,661

		11,021,835

Machinery — 2.0%
Alamo Group, Inc.	1,780	374,138
Albany International Corp., Class A	3,104	304,875
Alstom SA	1,002	13,512
Amada Co. Ltd.	6,500	67,568
Astec Industries, Inc.	6,450	239,940
Atlas Copco AB, B Shares	39,069	579,633
BEML Ltd., (Acquired 12/08/23, Cost: $655,422)(e)	21,590	733,398
Blue Bird Corp.(a)	1,504	40,548
Caterpillar, Inc.	3,016	891,741
Chart Industries, Inc.(a)(b)	3,187	434,484
CNH Industrial NV	31,640	385,375
Commercial Vehicle Group, Inc.(a)	2,554	17,904

Security	Shares	Value

Machinery (continued)
Doosan Bobcat, Inc.	8,358	$325,572
Enerpac Tool Group Corp., Class A	4,283	133,158
Esab Corp.	159	13,773
ESCO Technologies, Inc.	628	73,495
Federal Signal Corp.	5,221	400,660
Flowserve Corp.	25,495	1,050,904
Franklin Electric Co., Inc.	8,480	819,592
Gates Industrial Corp. PLC(a)	326	4,375
GEA Group AG	1,369	56,915
Gencor Industries, Inc.(a)	3,415	55,118
Graco, Inc.	2,371	205,708
Greenbrier Cos., Inc.	513	22,664
HD Hyundai Construction Equipment Co. Ltd.(a)	6,650	266,054
HD Hyundai Infracore Co. Ltd.(a)	65,791	413,102
Hurco Cos., Inc.	1,217	26,202
IHI Corp.	2,600	50,734
Illinois Tool Works, Inc.	6,046	1,583,689
Indutrade AB	2,011	52,412
Iochpe Maxion SA	141,850	376,211
Kadant, Inc.(b)	2,191	614,159
Kennametal, Inc.(b)	46,916	1,209,964
Komatsu Ltd.	29,300	762,484
Kubota Corp.(b)	35,300	529,782
Lindsay Corp.	404	52,181
Manitowoc Co., Inc.(a)	20,233	337,689
Mueller Industries, Inc.(b)	24,118	1,137,164
NSK Ltd.	7,800	42,150
Oshkosh Corp.	36,432	3,949,593
Otis Worldwide Corp.(b)	18,720	1,674,878
Parker-Hannifin Corp.	4,964	2,286,915
Proto Labs, Inc.(a)	1,877	73,128
Randon SA Implementos e Participacoes	150,088	395,762
REV Group, Inc.	7,000	127,190
Shyft Group, Inc.	3,344	40,864
SPX Technologies, Inc.(a)	866	87,475
Standex International Corp.	364	57,650
Tennant Co.	5,391	499,692
Terex Corp.(b)	21,753	1,249,927
Toyota Industries Corp.	400	32,516
Trelleborg AB, B Shares	2,828	94,919
Trinity Industries, Inc.(b)	14,753	392,282
Volvo AB, Class B	6,054	157,525
Wabash National Corp.(b)	4,325	110,806
Watts Water Technologies, Inc., Class A(b)	4,388	914,196
Weichai Power Co. Ltd., Class A	638,600	1,222,420
Weir Group PLC	5,384	129,369
Westinghouse Air Brake Technologies Corp.	948	120,301
Xylem, Inc./New York(b)	19,470	2,226,589
Yutong Bus Co. Ltd., Class A	146,500	272,506
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	408,600	374,500

		31,190,030

Marine Transportation — 0.1%
AP Moller - Maersk A/S, Class A	25	44,407
AP Moller - Maersk A/S, Class B	61	109,801
Matson, Inc.	7,739	848,194
MISC Bhd	207,400	328,922
Star Bulk Carriers Corp.	16,764	356,403

		1,687,727

Media — 0.7%
Cardlytics, Inc.(a)(b)	2,552	23,504

27

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Charter Communications, Inc., Class A(a)	1,452	$564,363
Cheil Worldwide, Inc.	52,292	770,902
Comcast Corp., Class A	94,328	4,136,283
comScore, Inc.	665	11,105
Cumulus Media, Inc., Class A(a)(b)	3,764	20,024
Emerald Holding, Inc.(a)	5,836	34,899
Entravision Communications Corp., Class A	21,487	89,601
EW Scripps Co., Class A(a)	17,568	140,368
Fox Corp., Class A(b)	56,282	1,669,887
Fox Corp., Class B	1,328	36,719
Gray Television, Inc.	26,616	238,479
iHeartMedia, Inc., Class A(a)	10,870	29,023
Informa PLC	11,848	117,845
Integral Ad Science Holding Corp.(a)	8,059	115,969
Liberty Broadband Corp., Class A(a)	56	4,516
Liberty Broadband Corp., Class C(a)	668	53,834
Liberty Media Corp.-Liberty SiriusXM(a)	21,837	628,469
Liberty Media Corp.-Liberty SiriusXM, Class A	738	21,210
MultiChoice Group(a)	180,917	801,306
News Corp., Class B(b)	394	10,134
Paramount Global, Class A(b)	26	511
Paramount Global, Class B	20,516	303,432
PubMatic, Inc., Class A(a)	2,954	48,180
Scholastic Corp.	1,894	71,404
TechTarget, Inc.(a)	6,267	218,468
TEGNA, Inc.	24,122	369,067
Thryv Holdings, Inc.(a)	25,543	519,800
Townsquare Media, Inc., Class A(b)	4,070	42,979
Trade Desk, Inc., Class A(a)(b)	3,334	239,915

		11,332,196

Metals & Mining — 2.3%
Agnico Eagle Mines Ltd.	2,590	142,005
Alcoa Corp.	6,913	235,042
Alpha Metallurgical Resources, Inc.(b)	429	145,397
Alrosa PJSC(d)	667,929	75
Anglo American Platinum Ltd.	8,094	424,831
Anglo American PLC	26,359	671,948
Anglogold Ashanti PLC	14,813	284,433
ArcelorMittal SA	107,720	3,057,094
ATI, Inc.(a)	7,025	319,427
Barrick Gold Corp.	29,245	528,376
BHP Group Ltd., Class DI	85,825	2,932,178
BlueScope Steel Ltd.	34,137	544,228
Carpenter Technology Corp.	3,260	230,808
Century Aluminum Co.(a)(b)	23,794	288,859
Cleveland-Cliffs, Inc.(a)	7,111	145,207
Coeur Mining, Inc.(a)	52,113	169,888
Commercial Metals Co.	18,706	936,048
Compass Minerals International, Inc.(b)	3,748	94,899
Constellium SE, Class A(a)	19,038	379,998
Endeavour Mining PLC	40,036	899,492
Fortescue Ltd.	42,859	845,066
Franco-Nevada Corp.	2,020	223,747
Freeport-McMoRan, Inc.	6,309	268,574
Gerdau SA, ADR(b)	50,934	247,030
Glencore PLC	32,721	196,687
Gold Fields Ltd.	27,091	411,090
Grupo Mexico SAB de CV, Series B	149,054	826,683
Harmony Gold Mining Co. Ltd.	27,535	179,347
Hecla Mining Co.(b)	53,915	259,331
Hochschild Mining PLC(a)	52,450	71,513

Security	Shares	Value

Metals & Mining (continued)
Hyundai Steel Co.	14,440	$406,947
i-80 Gold Corp.(a)	16,381	28,831
Impala Platinum Holdings Ltd.	26,362	130,913
JFE Holdings, Inc.	43,700	676,092
Jindal Saw Ltd., Series R186	73,296	362,697
JSW Steel Ltd.	18,779	198,457
Kaiser Aluminum Corp.(b)	3,945	280,845
KGHM Polska Miedz SA	3,724	116,166
Kobe Steel Ltd.	7,100	91,515
Materion Corp.(b)	4,109	534,704
MMC Norilsk Nickel PJSC(a)(d)	651	—
MP Materials Corp., Class A(a)(b)	699	13,875
Newmont Corp.	16,978	702,719
Nippon Steel Corp.	7,300	166,760
Northam Platinum Holdings Ltd.	95,097	730,052
Novagold Resources, Inc.(a)	41,695	155,939
Nucor Corp.	14,936	2,599,461
Olympic Steel, Inc.	5,853	390,395
POSCO Holdings, Inc.	3,447	1,325,339
Press Metal Aluminium Holdings Bhd	175,500	183,624
Rio Tinto Ltd.	6,806	630,220
Rio Tinto PLC	3,585	266,656
Ryerson Holding Corp.	8,359	289,890
Saudi Arabian Mining Co.(a)	92,540	1,087,053
Schnitzer Steel Industries, Inc., Class A	11,528	347,684
Severstal PAO(a)(d)	6,166	1
Sibanye Stillwater Ltd.	224,014	300,342
Southern Copper Corp.(b)	12,826	1,103,934
SSR Mining, Inc.	698	7,510
Steel Authority of India Ltd.	711,391	1,055,783
Steel Dynamics, Inc.	5,110	603,491
SunCoke Energy, Inc.	8,061	86,575
thyssenkrupp AG	24,314	169,139
Tredegar Corp.	4,565	24,697
U.S. Steel Corp.(b)	946	46,023
Vale Indonesia Tbk PT	1,025,700	287,119
Vale SA	173,859	2,753,697
Vale SA, ADR(b)	67,387	1,068,758
Vedanta Ltd.	66,130	205,311
Warrior Met Coal, Inc.	6,867	418,681
Worthington Steel, Inc.(a)	4,111	115,519
Zijin Mining Group Co. Ltd., Class H	164,000	267,348

		36,190,063

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Arbor Realty Trust, Inc.(b)	12,689	192,619
BrightSpire Capital, Inc., Class A(b)	8,275	61,566
Franklin BSP Realty Trust, Inc.(b)	4,333	58,539
Granite Point Mortgage Trust, Inc.	51,724	307,241
Great Ajax Corp.	8,753	46,391
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	8,513	234,788
KKR Real Estate Finance Trust, Inc.(b)	19,175	253,685
Ladder Capital Corp., Class A	16,823	193,633

		1,348,462

Multi-Utilities — 0.5%
AGL Energy Ltd.	21,686	140,183
Avista Corp.	8,934	319,301
Black Hills Corp.	10,857	585,735
CenterPoint Energy, Inc.	8,836	252,445
CMS Energy Corp.	30,612	1,777,639
Consolidated Edison, Inc.	972	88,423

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
Dominion Energy, Inc.	6,300	$296,100
E.ON SE, Class N	57,059	766,591
Engie SA	40,745	717,776
National Grid PLC	16,556	223,031
Northwestern Energy Group, Inc.	4,080	207,631
Sempra	7,368	550,611
Veolia Environnement SA	5,981	189,039
WEC Energy Group, Inc.	6,006	505,525
YTL Corp. Bhd	2,734,000	1,123,526
YTL Power International Bhd	753,200	415,861

		8,159,417

Office REITs — 0.2%
Boston Properties, Inc.	4,423	310,362
Brandywine Realty Trust	38,722	209,099
COPT Defense Properties	7,029	180,153
Creative Media & Community Trust Corp.(b)	5,364	20,061
Easterly Government Properties, Inc.(b)	15,266	205,175
Equity Commonwealth	30,240	580,608
Highwoods Properties, Inc.(b)	17,370	398,815
Hudson Pacific Properties, Inc.	28,376	264,181
Office Properties Income Trust(b)	29,291	214,410
Paramount Group, Inc.(b)	55,166	285,208
Piedmont Office Realty Trust, Inc., Class A	78,359	557,133

		3,225,205

Oil, Gas & Consumable Fuels — 3.4%
Bangchak Corp. PCL, NVDR	1,107,000	1,407,612
Berry Corp.	9,783	68,774
Bharat Petroleum Corp. Ltd.	207,840	1,125,580
BP PLC	59,823	354,635
California Resources Corp.(b)	12,352	675,407
Cheniere Energy, Inc.	1,630	278,257
Chevron Corp.	15,047	2,244,410
China Petroleum & Chemical Corp., Class H	2,215,400	1,160,988
Chord Energy Corp.	1,844	306,528
Clean Energy Fuels Corp.(a)	11,916	45,638
Comstock Resources, Inc.(b)	12,391	109,660
ConocoPhillips(b)	11,053	1,282,922
CVR Energy, Inc.(b)	23,792	720,898
Delek U.S. Holdings, Inc.	32,620	841,596
Devon Energy Corp.	34,603	1,567,516
Dorian LPG Ltd.	5,065	222,202
Encore Energy Corp.	21,702	85,289
Energy Fuels, Inc./Canada(a)	17,267	124,150
Eni SpA	6,377	108,163
EOG Resources, Inc.	29,367	3,551,939
Equinor ASA	20,257	641,984
Equitrans Midstream Corp.	26,850	273,333
Evolution Petroleum Corp.(b)	5,570	32,362
Exxon Mobil Corp.	65,139	6,512,597
Gazprom PJSC(a)(d)	123,918	14
Gevo, Inc.(a)	16,985	19,703
Gulfport Energy Corp.(a)	819	109,091
Hess Corp.	1,156	166,649
Indian Oil Corp. Ltd.	206,956	322,778
International Seaways, Inc.	4,634	210,754
LUKOIL PJSC(d)	31,813	4
Magnolia Oil & Gas Corp., Class A(b)	93,681	1,994,468
Marathon Oil Corp.	2,752	66,488
Marathon Petroleum Corp.	25,187	3,736,743
Matador Resources Co.(b)	22,101	1,256,663
MOL Hungarian Oil & Gas PLC	19,072	155,363

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	46,376	$1,978,400
Novatek PJSC(d)	33,690	4
ONEOK, Inc.	1,542	108,279
Ovintiv, Inc.	4,168	183,059
Par Pacific Holdings, Inc.(a)	19,241	699,795
PBF Energy, Inc., Class A	27,709	1,218,088
PetroChina Co. Ltd., Class A	820,800	812,995
PetroChina Co. Ltd., Class H	3,127,700	2,066,753
Petronas Dagangan Bhd	14,700	69,869
Pioneer Natural Resources Co.	3,881	872,759
PTT Exploration & Production PCL, NVDR	387,400	1,687,511
Qatar Gas Transport Co. Ltd.	196,318	186,349
Reliance Industries Ltd.	149,741	4,647,653
Repsol SA	2,419	35,883
REX American Resources Corp.(a)	11,077	523,942
Saudi Arabian Oil Co.(c)	68,977	607,284
Scorpio Tankers, Inc.	8,926	542,701
Shell PLC	21,147	692,227
SK Innovation Co. Ltd.(a)	7,139	772,566
SM Energy Co.(b)	30,350	1,175,152
S-Oil Corp.	11,792	634,974
Southwestern Energy Co.(a)	9,902	64,858
Star Petroleum Refining PCL	883,600	212,668
Targa Resources Corp.	1,194	103,723
Tatneft PJSC(d)	79,242	9
TotalEnergies SE	7,745	526,652
Turkiye Petrol Rafinerileri A/S, Class A	22,755	110,201
Ultrapar Participacoes SA	47,439	257,345
Ur-Energy, Inc.(a)	12,570	19,358
Valero Energy Corp.	5,501	715,130
World Kinect Corp.(b)	30,746	700,394

		54,007,739

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.(b)	1,248	88,396
West Fraser Timber Co. Ltd.	2,990	255,799

		344,195

Passenger Airlines — 0.3%
Allegiant Travel Co.(b)	966	79,801
Blade Air Mobility, Inc., Class A(a)	6,122	21,611
China Airlines Ltd.	759,000	534,418
Copa Holdings SA, Class A(b)	142	15,096
Delta Air Lines, Inc.	16,026	644,726
easyJet PLC(a)	17,362	112,632
Hawaiian Holdings, Inc.(a)	38,272	543,462
JetBlue Airways Corp.(a)	148,075	821,816
Korean Air Lines Co. Ltd.	23,534	434,792
SkyWest, Inc.(a)	3,840	200,448
Spirit Airlines, Inc.(b)	13,150	215,529
United Airlines Holdings, Inc.(a)	8,303	342,582

		3,966,913

Personal Care Products — 0.3%
Amorepacific Group	37,711	853,383
BellRing Brands, Inc.(a)	26,614	1,475,214
elf Beauty, Inc.(a)	5,550	801,087
Inter Parfums, Inc.	1,811	260,802
LG H&H Co. Ltd.	2,367	650,182
L’Oreal SA	961	479,059
Medifast, Inc.(b)	1,709	114,879
Natural Health Trends Corp.	3	17
Nature’s Sunshine Products, Inc.(a)	2,156	37,277
Nu Skin Enterprises, Inc., Class A	7,646	148,485

29

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Care Products (continued)
Olaplex Holdings, Inc.(a)	277	$704
Unilever PLC	10,470	506,863
USANA Health Sciences, Inc.(a)	2,043	109,505

		5,437,457

Pharmaceuticals — 2.8%
Alkem Laboratories Ltd.	22,476	1,404,603
Amneal Pharmaceuticals, Inc., Class A(a)(b)	10,317	62,624
Amphastar Pharmaceuticals, Inc.(a)(b)	1,235	76,385
Amylyx Pharmaceuticals, Inc.(a)	7,455	109,738
ANI Pharmaceuticals, Inc.(a)	4,523	249,398
Arvinas, Inc.(a)	12,095	497,830
AstraZeneca PLC	4,608	621,572
Atea Pharmaceuticals, Inc.(a)	47,940	146,217
Axsome Therapeutics, Inc.(a)	1,037	82,535
Bristol-Myers Squibb Co.	98,220	5,039,668
Collegium Pharmaceutical, Inc.(a)(b)	9,333	287,270
Corcept Therapeutics, Inc.(a)	27,076	879,429
CSPC Pharmaceutical Group Ltd.	589,520	548,678
Cymabay Therapeutics, Inc.(a)	5,653	133,524
Daewoong Pharmaceutical Co. Ltd.	2,785	251,858
Dong-E-E-Jiao Co. Ltd., Class A	38,000	262,888
Dr Reddy’s Laboratories Ltd.	5,396	376,090
Dr Reddy’s Laboratories Ltd., ADR	12,911	898,347
Eli Lilly & Co.	14,533	8,471,576
Endo International PLC(a)	21,487	11
EyePoint Pharmaceuticals, Inc.(a)	1,774	40,997
GSK PLC	12,860	237,514
Harmony Biosciences Holdings, Inc.(a)(b)	8,669	280,009
Hikma Pharmaceuticals PLC	1,233	28,097
Innoviva, Inc.(a)(b)	17,357	278,406
Intra-Cellular Therapies, Inc.(a)	10,362	742,126
Ipsen SA	263	31,373
Johnson & Johnson	10,168	1,593,732
Ligand Pharmaceuticals, Inc.(a)	1,282	91,560
Lupin Ltd.	71,946	1,143,193
Merck & Co., Inc.	35,258	3,843,827
Mind Medicine MindMed, Inc.(a)	1,006	3,682
Nektar Therapeutics(a)	28,298	15,988
NGM Biopharmaceuticals, Inc.(a)	11,888	10,212
Novartis AG, Class N, Registered Shares	16,571	1,673,845
Novo Nordisk A/S, Class B	35,094	3,636,832
Nuvation Bio, Inc., Class A(a)	13,562	20,479
Omeros Corp.(a)(b)	4,536	14,833
Pacira BioSciences, Inc.(a)	12,691	428,194
Perrigo Co. PLC	1,346	43,314
Pfizer, Inc.	127,815	3,679,794
Phibro Animal Health Corp., Class A	6,425	74,402
Pliant Therapeutics, Inc.(a)(b)	2,136	38,683
Prestige Consumer Healthcare, Inc.(a)	12,238	749,210
Revance Therapeutics, Inc.(a)	7,811	68,659
Roche Holding AG	308	89,534
Royalty Pharma PLC, Class A	1,258	35,337
Sandoz Group AG(a)	1,798	57,849
Sanofi SA	3,619	359,630
Scilex Holding Co., (Acquired 01/06/23, Cost: $100,430)(a)(e)	9,583	19,044
Sino Biopharmaceutical Ltd.	1,012,000	450,179
Sun Pharmaceutical Industries Ltd.	23,367	353,493
Supernus Pharmaceuticals, Inc.(a)(b)	19,403	561,523
Teva Pharmaceutical Industries Ltd., ADR(a)	3,996	41,718
TherapeuticsMD, Inc.(a)	745	1,676

Security	Shares	Value

Pharmaceuticals (continued)
Xeris Biopharma Holdings, Inc.(a)	10,971	$25,782
Zoetis, Inc., Class A	10,476	2,067,648
Zydus Lifesciences Ltd.	157,206	1,301,452

		44,534,067

Professional Services — 0.6%
Alight, Inc., Class A(a)	13,362	113,978
ASGN, Inc.(a)	4,794	461,039
Barrett Business Services, Inc.	515	59,637
Computer Age Management Services Ltd.	20,308	646,550
CRA International, Inc.	524	51,797
CSG Systems International, Inc.(b)	7,294	388,114
ExlService Holdings, Inc.(a)	30,829	951,075
Experian PLC	5,382	219,560
Exponent, Inc.	5,718	503,413
Firstsource Solutions Ltd.	110,004	244,117
Franklin Covey Co.(a)	3,307	143,954
Genpact Ltd.	4,695	162,963
Heidrick & Struggles International, Inc.	2,516	74,297
Huron Consulting Group, Inc.(a)	6,170	634,276
Insperity, Inc.	12,398	1,453,293
KBR, Inc.(b)	1,836	101,733
Kelly Services, Inc., Class A	6,762	146,194
Kforce, Inc.(b)	3,775	255,039
Korn Ferry	9,614	570,591
L&T Technology Services Ltd.(c)	5,152	324,955
Legalzoom.com, Inc.(a)	5,740	64,862
Maximus, Inc.(b)	11,460	961,036
Mistras Group, Inc.(a)	5,359	39,228
Parsons Corp.(a)(b)	8,711	546,267
Paycor HCM, Inc.(a)	155	3,346
RELX PLC	2,889	114,618
Resources Connection, Inc.	3,158	44,749
Teleperformance SE	169	24,743
TriNet Group, Inc.(a)	3,673	436,830
TrueBlue, Inc.(a)	2,672	40,988
TTEC Holdings, Inc.	5,834	126,423
Upwork, Inc.(a)	14,093	209,563

		10,119,228

Real Estate Management & Development — 0.4%
A-Living Smart City Services Co. Ltd., Class H(a)(c)	398,750	182,958
Altisource Portfolio Solutions SA(a)	3,960	14,098
Anywhere Real Estate, Inc.(a)(b)	26,151	212,085
China Resources Land Ltd.	334,000	1,198,399
China Vanke Co. Ltd., Class H	211,400	195,655
CK Asset Holdings Ltd.	10,500	52,700
Compass, Inc., Class A(a)	26,334	99,016
DigitalBridge Group, Inc., Class A(b)	2,471	43,341
Emaar Properties PJSC	123,647	266,647
eXp World Holdings, Inc.(b)	17,675	274,316
Forestar Group, Inc.(a)	5,579	184,498
Howard Hughes Holdings, Inc.(a)	114	9,753
KE Holdings, Inc., ADR	36,773	596,090
Opendoor Technologies, Inc.(a)	107,699	482,491
Poly Property Services Co. Ltd., Class H	177,200	654,125
RE/MAX Holdings, Inc., Class A	1,751	23,341
Redfin Corp.(a)	24,980	257,794
RMR Group, Inc., Class A	8,680	245,036
SM Prime Holdings, Inc.	425,700	252,921
St. Joe Co.	9,558	575,200
Star Holdings(a)	4,438	66,481
Sun Hung Kai Properties Ltd.	7,000	75,750

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
WHA Corp. PCL, NVDR	5,231,400	$811,131
Wharf Real Estate Investment Co. Ltd.	9,000	30,424
Zillow Group, Inc., Class A(a)	187	10,607

		6,814,857

Residential REITs — 0.5%
Apartment Income REIT Corp.	5,709	198,274
Apartment Investment and Management Co., Class A(a)	4,847	37,952
Camden Property Trust	27,818	2,762,049
Centerspace(b)	3,499	203,642
Clipper Realty, Inc.	8,752	47,261
Elme Communities	13,515	197,319
Equity Residential	52,764	3,227,046
Independence Realty Trust, Inc.	49,318	754,565
Mid-America Apartment Communities, Inc.	735	98,828
NexPoint Residential Trust, Inc.	16,905	582,039

		8,108,975

Retail REITs — 0.2%
Acadia Realty Trust	15,624	265,452
Kimco Realty Corp.	36,256	772,615
Kite Realty Group Trust	37,582	859,125
Macerich Co.(b)	6,400	98,752
Pennsylvania Real Estate Investment Trust(a)	1,203	553
Phillips Edison & Co., Inc.(b)	9,491	346,232
RPT Realty	20,562	263,810
Tanger, Inc.	23,467	650,505

		3,257,044

Semiconductors & Semiconductor Equipment — 6.8%
ACM Research, Inc., Class A(a)	4,604	89,962
Advanced Micro Devices, Inc.(a)	10,016	1,476,459
Alpha & Omega Semiconductor Ltd.(a)	3,920	102,155
Ambarella, Inc.(a)	4,746	290,882
Amkor Technology, Inc.	24,332	809,526
Applied Materials, Inc.	32,593	5,282,348
ASML Holding NV	2,589	1,954,404
Axcelis Technologies, Inc.(a)	9,421	1,221,809
Broadcom, Inc.	3,998	4,462,768
Cirrus Logic, Inc.(a)(b)	8,936	743,386
Credo Technology Group Holding Ltd.(a)	9,601	186,931
Diodes, Inc.(a)	7,100	571,692
Disco Corp.	400	98,787
Elan Microelectronics Corp.	281,000	1,485,758
First Solar, Inc.(a)	689	118,701
FormFactor, Inc.(a)	3,928	163,837
Ichor Holdings Ltd.(a)	1,141	38,372
Impinj, Inc.(a)	490	44,115
Infineon Technologies AG, Class N	8,721	364,212
Intel Corp.	99,678	5,008,819
KLA Corp.	2,441	1,418,953
Kulicke & Soffa Industries, Inc.(b)	11,410	624,355
Lam Research Corp.	3,894	3,050,014
MACOM Technology Solutions Holdings, Inc., Class H(a)	445	41,363
Marvell Technology, Inc.	10,102	609,252
Maxeon Solar Technologies Ltd.(a)	9,102	65,261
MaxLinear, Inc.(a)	35,923	853,890
MediaTek, Inc.	140,000	4,622,786
Micron Technology, Inc.	30,826	2,630,691
Monolithic Power Systems, Inc.	407	256,727
Novatek Microelectronics Corp.	55,000	925,059

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	49,125	$24,327,682
NXP Semiconductors NV	518	118,974
Onto Innovation, Inc.(a)(b)	4,075	623,068
Phison Electronics Corp.	113,000	1,910,021
Photronics, Inc.(a)	9,435	295,976
Power Integrations, Inc.(b)	11,879	975,385
QUALCOMM, Inc.	46,380	6,707,939
Rambus, Inc.(a)	11,991	818,386
Realtek Semiconductor Corp.	11,000	168,684
SCREEN Holdings Co. Ltd.	5,400	455,170
Silicon Laboratories, Inc.(a)	3,632	480,405
SiTime Corp.(a)	1,386	169,203
SK Hynix, Inc.	19,578	2,136,702
STMicroelectronics NV	427	21,418
Synaptics, Inc.(a)(b)	4,628	527,962
Taiwan Semiconductor Manufacturing Co. Ltd.	1,226,000	23,504,306
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(b)	15,858	1,649,232
Teradyne, Inc.(b)	811	88,010
Tokyo Electron Ltd.	8,800	1,564,111
Tower Semiconductor Ltd.(a)	4,327	132,060
Ultra Clean Holdings, Inc.(a)	2,545	86,886
United Microelectronics Corp.	124,000	211,275
Visual Photonics Epitaxy Co. Ltd.	76,000	396,578
Win Semiconductors Corp.	101,000	521,854

		107,504,561

Software — 7.4%
8x8, Inc.(a)(b)	17,042	64,419
ACI Worldwide, Inc.(a)	18,094	553,676
Adobe, Inc.(a)	14,000	8,352,400
Agilysys, Inc.(a)	1,961	166,332
Alarm.com Holdings, Inc.(a)	10,515	679,479
Alkami Technology, Inc.(a)	5,061	122,729
Alteryx, Inc., Class A(a)	195	9,196
American Software, Inc., Class A	10,388	117,384
Amplitude, Inc., Class A(a)	2,934	37,320
ANSYS, Inc.(a)	927	336,390
Appfolio, Inc., Class A(a)	3,438	595,599
Appian Corp., Class A(a)(b)	2,293	86,354
Asana, Inc., Class A(a)	16,052	305,149
Atlassian Corp., Class A(a)	3,048	724,997
Aurora Innovation, Inc., Class A(a)	32,517	142,099
Autodesk, Inc.(a)(b)	5,559	1,353,505
Bill Holdings, Inc.(a)(b)	1,422	116,021
Birlasoft Ltd.	250,359	2,166,718
Bit Digital, Inc.(a)(b)	38,966	164,826
Blackbaud, Inc.(a)	3,017	261,574
Blackline, Inc.(a)	12,718	794,112
Box, Inc., Class A(a)	21,854	559,681
Braze, Inc., Class A(a)(b)	5,453	289,718
C3.ai, Inc., Class A(a)(b)	6,766	194,252
Cadence Design Systems, Inc.(a)	6,802	1,852,661
Cerence, Inc.(a)(b)	6,091	119,749
Check Point Software Technologies Ltd.(a)	1,176	179,681
Cleanspark, Inc.(a)	9,070	100,042
Clear Secure, Inc., Class A	8,147	168,236
CommVault Systems, Inc.(a)	8,378	668,983
Crowdstrike Holdings, Inc., Class A(a)	2,915	744,258
Darktrace PLC(a)	8,915	41,589
Dassault Systemes SE	2,999	146,793
Datadog, Inc., Class A(a)	6,544	794,311

31

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Descartes Systems Group, Inc.(a)	504	$42,346
DocuSign, Inc.(a)	1,189	70,686
Domo, Inc., Class B(a)	5,224	53,755
Elastic NV(a)	650	73,255
EngageSmart, Inc.(a)	5,913	135,408
Everbridge, Inc.(a)	6,684	162,488
Expensify, Inc., Class A(a)	5,459	13,484
Fair Isaac Corp.(a)	540	628,565
Fortinet, Inc.(a)	33,053	1,934,592
Freshworks, Inc., Class A(a)	20,391	478,985
HubSpot, Inc.(a)	470	272,854
Informatica, Inc., Class A(a)	115	3,265
Intapp, Inc.(a)	6,592	250,628
InterDigital, Inc.(b)	1,203	130,574
Intuit, Inc.	988	617,530
Kingdee International Software Group Co. Ltd.(a)	181,000	264,226
Klaviyo, Inc., Series A(a)	1,386	38,503
LivePerson, Inc.(a)	16,581	62,842
LiveRamp Holdings, Inc.(a)	11,281	427,324
Manhattan Associates, Inc.(a)	11,873	2,556,494
Marathon Digital Holdings, Inc.(a)(b)	20,843	489,602
Marin Software, Inc.(a)	1,610	590
Matterport, Inc., Class A(a)	11,903	32,019
Microsoft Corp.	141,516	53,215,677
MicroStrategy, Inc., Class A(a)(b)	1,120	707,414
Model N, Inc.(a)	16,703	449,812
N-able, Inc.(a)	12,790	169,467
nCino, Inc.(a)(b)	192	6,457
NCR Voyix Corp.(a)(b)	740	12,513
Nemetschek SE	342	29,526
Nice Ltd.(a)	1,426	283,601
Nutanix, Inc., Class A(a)	4,830	230,343
Olo, Inc., Class A(a)	8,500	48,620
Oracle Corp.	42,700	4,501,861
Oracle Corp. Japan	1,300	100,073
Palantir Technologies, Inc., Class A(a)	8,238	141,446
Palo Alto Networks, Inc.(a)(b)	6,003	1,770,165
Pegasystems, Inc.	136	6,645
PROS Holdings, Inc.(a)(b)	5,567	215,944
Q2 Holdings, Inc.(a)	22,902	994,176
Qualys, Inc.(a)(b)	7,763	1,523,722
Rapid7, Inc.(a)	9,917	566,261
RingCentral, Inc., Class A(a)	311	10,558
Riot Platforms, Inc.(a)(b)	12,038	186,228
Roper Technologies, Inc.	1,022	557,164
Sage Group PLC	14,782	220,678
Salesforce, Inc.(a)	23,383	6,153,003
SAP SE	8,454	1,301,253
Sapiens International Corp. NV	3,526	102,042
SEMrush Holdings, Inc., Class A(a)	14,200	193,972
ServiceNow, Inc.(a)	5,503	3,887,814
Splunk, Inc.(a)	3,699	563,543
Sprinklr, Inc., Class A(a)	29,531	355,553
Sprout Social, Inc., Class A(a)	6,645	408,269
SPS Commerce, Inc.(a)	2,853	553,026
Synchronoss Technologies, Inc.	1,287	7,992
Synopsys, Inc.(a)	1,007	518,514
Tenable Holdings, Inc.(a)	11,267	518,958
Teradata Corp.(a)	8,190	356,347
TOTVS SA	34,313	237,972
Upland Software, Inc.(a)	8,112	34,314
Varonis Systems, Inc.(a)	16,047	726,608

Security	Shares	Value

Software (continued)
Verint Systems, Inc.(a)	15,230	$411,667
Viant Technology, Inc., Class A(a)	1,855	12,781
WiseTech Global Ltd.	1,142	58,533
Workday, Inc., Class A(a)	6,315	1,743,319
Workiva, Inc., Class A(a)	4,702	477,394
Xero Ltd.(a)	2,068	157,765
Yext, Inc.(a)	10,148	59,772
Zeta Global Holdings Corp., Class A(a)	26,469	233,457
Zscaler, Inc.(a)	873	193,422
Zuora, Inc., Class A(a)	50,421	473,957

		117,439,846

Specialized REITs — 0.2%
EPR Properties	254	12,306
Equinix, Inc.	1,120	902,037
Gladstone Land Corp.	3,483	50,329
Outfront Media, Inc.(b)	49,549	691,704
PotlatchDeltic Corp.(b)	6,771	332,456
Public Storage	5,478	1,670,790
Rayonier, Inc.	487	16,271

		3,675,893

Specialty Retail — 2.5%
1-800-Flowers.com, Inc., Class A(a)	12,604	135,871
Aaron’s Co., Inc.	20,587	223,987
Abercrombie & Fitch Co., Class A(a)	10,942	965,303
Academy Sports & Outdoors, Inc.	8,840	583,440
Advance Auto Parts, Inc.	1,120	68,354
American Eagle Outfitters, Inc.(b)	19,626	415,286
America’s Car-Mart, Inc.(a)(b)	1,327	100,547
Arko Corp., Class A(b)	8,635	71,239
Asbury Automotive Group, Inc.(a)(b)	2,147	483,011
AutoNation, Inc.(a)	8,713	1,308,518
AutoZone, Inc.(a)	96	248,219
Avolta AG, Class N, Registered Shares(a)	1,785	70,277
Best Buy Co., Inc.	31,166	2,439,674
Beyond, Inc.(a)	6,199	171,650
Boot Barn Holdings, Inc.(a)	2,313	177,546
Burlington Stores, Inc.(a)	1,398	271,883
CarMax, Inc.(a)	3,816	292,840
CarParts.com, Inc.(a)	36,913	116,645
Carvana Co., Class A(a)	17,073	903,845
Children’s Place, Inc.(a)	3,388	78,669
Chow Tai Fook Jewellery Group Ltd.	421,200	627,508
Citi Trends, Inc.(a)(b)	1,376	38,913
Conn’s, Inc.(a)	6,033	26,786
Container Store Group, Inc.(a)	5,350	12,198
Fast Retailing Co. Ltd.	4,200	1,038,571
Foot Locker, Inc.(b)	14,405	448,716
Gap, Inc.	3,413	71,366
Group 1 Automotive, Inc.(b)	3,968	1,209,208
H&M Hennes & Mauritz AB, B Shares	15,219	266,942
Hibbett, Inc.(b)	568	40,907
Home Depot, Inc.	23,886	8,277,693
Industria de Diseno Textil SA	1,402	61,175
JB Hi-Fi Ltd.	5,759	208,124
JD Sports Fashion PLC	10,049	21,207
Kingfisher PLC	7,173	22,225
Lands’ End, Inc.(a)	1,079	10,315
Lithia Motors, Inc., Class A(b)	456	150,152
Lowe’s Cos., Inc.	4,387	976,327
MarineMax, Inc.(a)	2,244	87,292
Monro, Inc.(b)	4,083	119,795
Murphy USA, Inc.	1,620	577,627

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
National Vision Holdings, Inc.(a)	13,533	$283,246
ODP Corp.(a)	10,670	600,721
O’Reilly Automotive, Inc.(a)	1,340	1,273,107
Penske Automotive Group, Inc.(b)	3,907	627,113
Petco Health & Wellness Co., Inc.(a)	190	600
PetMed Express, Inc.(b)	2,278	17,222
Revolve Group, Inc., Class A(a)(b)	20,535	340,470
RH(a)	596	173,722
Sally Beauty Holdings, Inc.(a)	10,118	134,367
Shift Technologies, Inc., Class A(a)	304	23
Shoe Carnival, Inc.(b)	2,567	77,549
Signet Jewelers Ltd.(b)	3,772	404,585
Sonic Automotive, Inc., Class A	4,439	249,516
Stitch Fix, Inc., Class A(a)	50,053	178,689
TJX Cos., Inc.	61,721	5,790,047
Trent Ltd.	3,289	120,681
Truworths International Ltd.	139,475	566,897
Ulta Beauty, Inc.(a)	2,307	1,130,407
Upbound Group, Inc.	12,365	420,039
Urban Outfitters, Inc.(a)	8,609	307,255
Victoria’s Secret & Co.(a)	256	6,794
Warby Parker, Inc., Class A(a)	13,248	186,797
Wayfair, Inc., Class A(a)	16,771	1,034,771
Winmark Corp.	1,265	528,201
Zalando SE(a)(c)	4,390	103,931
Zhongsheng Group Holdings Ltd.	248,500	595,215
Zumiez, Inc.(a)	15,923	323,874

		38,895,690

Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc.	267,686	51,537,586
ASROCK, Inc.	32,000	266,958
Asustek Computer, Inc.	99,000	1,575,602
AURAS Technology Co. Ltd.	19,000	217,479
Canon, Inc.	3,200	82,092
Chicony Electronics Co. Ltd.	187,000	1,065,577
Dell Technologies, Inc., Class C	10,375	793,687
Getac Holdings Corp.	179,000	646,012
Hewlett Packard Enterprise Co.	111,657	1,895,936
HP, Inc.(b)	40,828	1,228,514
Lite-On Technology Corp.	108,000	410,096
Logitech International SA, Class N, Registered Shares	1,256	119,431
NetApp, Inc.	1,152	101,560
Quanta Computer, Inc.	155,000	1,128,465
Samsung Electronics Co. Ltd.	231,268	14,037,226
Super Micro Computer, Inc.(a)	6,142	1,745,925
Turtle Beach Corp.(a)	3,539	38,752
Xerox Holdings Corp.(b)	18,278	335,036
Xiaomi Corp., Class B(a)(c)	901,000	1,804,202

		79,030,136

Textiles, Apparel & Luxury Goods — 0.4%
ANTA Sports Products Ltd.	125,600	1,220,744
Bosideng International Holdings Ltd.	354,000	159,236
Capri Holdings Ltd.(a)	491	24,668
Carter’s, Inc.(b)	124	9,286
Crocs, Inc.(a)	945	88,272
Culp, Inc.(a)	3,408	19,732
Figs, Inc., Class A(a)	24,265	168,642
Fossil Group, Inc.(a)	10,184	14,869
G-III Apparel Group Ltd.(a)(b)	10,995	373,610
Hermes International SCA	62	131,782

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Kering SA	65	$28,788
Kontoor Brands, Inc.(b)	9,406	587,123
Li Ning Co. Ltd.	58,000	155,651
Lululemon Athletica, Inc.(a)	1,642	839,538
LVMH Moet Hennessy Louis Vuitton SE	667	541,962
Makalot Industrial Co. Ltd.	41,000	472,861
Moncler SpA	614	37,804
Oxford Industries, Inc.(b)	3,000	300,000
Skechers USA, Inc., Class A(a)	25,633	1,597,961
Under Armour, Inc., Class A(a)	617	5,423
Under Armour, Inc., Class C(a)(b)	626	5,227
Unifi, Inc.(a)	3,363	22,398

		6,805,577

Tobacco — 0.1%
British American Tobacco PLC	20,146	589,455
Imperial Brands PLC	3,549	81,726
ITC Ltd.	86,205	478,502
Turning Point Brands, Inc.	1,390	36,585

		1,186,268

Trading Companies & Distributors — 1.1%
AerCap Holdings NV(a)	3,435	255,289
Applied Industrial Technologies, Inc.	5,287	913,012
Ashtead Group PLC	4,821	335,094
Beacon Roofing Supply, Inc.(a)	6,426	559,191
BlueLinx Holdings, Inc.(a)(b)	3,170	359,193
Boise Cascade Co.(b)	16,849	2,179,587
Bunzl PLC	11,373	462,148
DXP Enterprises, Inc.(a)	946	31,880
Ferguson PLC	5,388	1,040,261
FTAI Aviation Ltd.	1,300	60,320
GATX Corp.(b)	5,843	702,446
Global Industrial Co.	3,591	139,474
GMS, Inc.(a)	10,356	853,645
H&E Equipment Services, Inc.	8,152	426,513
Herc Holdings, Inc.(b)	4,909	730,901
ITOCHU Corp.	17,200	700,725
Karat Packaging, Inc.(b)	2,326	57,801
LX International Corp.	6,282	142,983
Marubeni Corp.	25,400	399,911
McGrath RentCorp.	4,291	513,289
Mitsubishi Corp.	38,700	616,462
Mitsui & Co. Ltd.	28,700	1,075,215
MRC Global, Inc.(a)	2,681	29,518
NOW, Inc.(a)	20,550	232,626
Rush Enterprises, Inc., Class A(b)	9,353	470,456
Sumitomo Corp.	42,600	927,046
Titan Machinery, Inc.(a)	1,649	47,623
Toyota Tsusho Corp.	1,800	105,628
United Rentals, Inc.(b)	181	103,789
WESCO International, Inc.	2,418	420,442
WW Grainger, Inc.	2,515	2,084,155

		16,976,623

Transportation Infrastructure — 0.1%
Aena SME SA(c)	519	94,204
Aeroports de Paris	465	60,336
EcoRodovias Infraestrutura e Logistica SA	117,535	227,818
Getlink SE	1,653	30,275
Malaysia Airports Holdings Bhd	127,600	204,401
Sustained Infrastructure Holding Co.	64,465	514,860

		1,131,894

33

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities — 0.2%
American States Water Co.	2,742	$220,511
American Water Works Co., Inc.	8,733	1,152,669
Cia de Saneamento de Minas Gerais Copasa MG	113,969	481,035
Essential Utilities, Inc.	2,600	97,110
Severn Trent PLC	2,583	84,941
SJW Group	4,057	265,125
United Utilities Group PLC	6,343	85,683

		2,387,074

Wireless Telecommunication Services — 0.2%
Bharti Airtel Ltd.	23,098	286,348
Far EasTone Telecommunications Co. Ltd.	421,000	1,094,814
Maxis Bhd	128,800	107,917
SK Telecom Co. Ltd.	2,894	112,432
SK Telecom Co. Ltd., ADR(b)	19,002	406,643
SoftBank Group Corp.	10,900	481,109
Telephone and Data Systems, Inc.	19,503	357,880
T-Mobile U.S., Inc.	2,148	344,389
U.S. Cellular Corp.(a)	2,808	116,644

		3,308,176

Total Common Stocks — 93.0% (Cost: $1,248,354,532)		1,471,056,395

Preferred Securities

Preferred Stocks — 0.5%

Banks — 0.1%
Banco Bradesco SA	463,738	1,617,142
Itau Unibanco Holding SA	62,971	438,120

		2,055,262

Chemicals — 0.1%
Braskem SA, Series A(a)	193,305	852,438

Electric Utilities — 0.1%
Cia Energetica de Minas Gerais	72,618	172,222
CTEEP-Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	97,461	531,781

		704,003

Metals & Mining — 0.0%
Usinas Siderurgicas de Minas Gerais S/A Usiminas, Series B	48,458	92,433

Oil, Gas & Consumable Fuels — 0.2%
Petroleo Brasileiro SA	368,337	2,810,340

Passenger Airlines — 0.0%
Azul SA(a)	52,952	170,624

Real Estate Management & Development — 0.0%
Brookfield Property Preferred LP, 6.25%, 07/26/81	7	87

Trading Companies & Distributors — 0.0%
WESCO International, Inc., Series A, 10.63%(f)	1,463	38,653

		6,723,840

Total Preferred Securities — 0.5% (Cost: $5,560,697)		6,723,840

Rights

Biotechnology — 0.0%
Albireo Pharma, Inc., CVR(d)	1,592	5,158
Catalyst Biosciences, Inc., CVR(d)	6,436	—
Chinook Therapeutics, CVR(d)	3,288	1,447

Security	Shares	Value

Biotechnology (continued)
Korro Bio, Inc., CVR	4,657	$63
Prevail Therapeutics, Inc., CVR(d)	1,105	552
Radius Health, Inc., CVR	2,221	178
Surface Oncology, Inc., CVR	4,415	415

		7,813

Consumer Staples Distribution & Retail — 0.0%
Eli Lilly and Company, CVR	1,837	1,451

Health Care Equipment & Supplies — 0.0%
Abiomed, Inc., CVR(d)	134	364

Metals & Mining — 0.0%
Pan American Silver Corp.(a)	16,660	8,580

Paper & Forest Products — 0.0%
Resolute Forest Products, Inc., CVR(d)	3,951	6,006

Pharmaceuticals — 0.0%
Concentra Biosciences, LLC, CVR	3,637	32
Flexion Therapeutics, CVR(d)	3,275	1,703

		1,735

Total Rights — 0.0% (Cost: $18,235)		25,949

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Occidental Petroleum Corp., (Issued 07/06/20, Exercisable 08/03/20, 1 Share for 1 Warrant, Expires 08/03/27, Strike Price USD 22.00)(a)	365	14,209

Total Warrants — 0.0% (Cost: $1,792)		14,209

Total Long-Term Investments — 93.5% (Cost: $1,253,935,256)		1,477,820,393

Short-Term Securities

Money Market Funds — 12.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(g)(h)(i)	106,986,452	107,050,644
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(g)(h)	95,681,778	95,681,778

Total Short-Term Securities — 12.8% (Cost: $202,686,383)		202,732,422

Total Investments — 106.3% (Cost: $1,456,621,639)		1,680,552,815

Liabilities in Excess of Other Assets — (6.3)%		(99,109,343)

Net Assets — 100.0%		$1,581,443,472

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Master Portfolio held restricted securities with a current value of $752,442, representing 0.1% of its net assets as of period end, and an original cost of $755,852.

(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio

(g)	Affiliate of the Master Portfolio.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$47,953,300	$59,073,619	(a)	$—	$3,050	$20,675	$107,050,644	106,986,452	$296,466	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	42,893,581	52,788,197	(a)	—	—	—	95,681,778	95,681,778	5,220,361		—

					$3,050	$20,675	$202,732,422		$5,516,827		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-mini Russell 2000 Index	18	03/15/24	$1,843	$118,234
MSCI Emerging Markets Index	140	03/15/24	7,236	277,378
S&P 500 E-Mini Index	288	03/15/24	69,408	2,540,012

				2,935,624

Short Contracts
E-mini Russell 2000 Index	201	03/15/24	20,579	(1,590,772)
MSCI EAFE Index	152	03/15/24	17,118	(698,560)
MSCI Emerging Markets Index	461	03/15/24	23,827	(1,214,451)

				(3,503,783)

				$(568,159)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	820,000	USD	904,511	Morgan Stanley & Co. International PLC	03/20/24	$3,511
GBP	2,244,000	USD	2,854,147	Toronto-Dominion Bank	03/20/24	7,250
SEK	8,657,000	USD	838,807	Barclays Bank PLC	03/20/24	22,101
SGD	593,000	USD	446,929	Morgan Stanley & Co. International PLC	03/20/24	3,987
JPY	125,910,000	USD	900,824	Morgan Stanley & Co. International PLC	03/21/24	2,826
JPY	270,952,000	USD	1,877,306	Morgan Stanley & Co. International PLC	03/21/24	67,303

						106,978

35

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	992,131	AUD	1,482,000	Toronto-Dominion Bank	03/20/24	$(20,113)
USD	2,844,787	CAD	3,836,000	Toronto-Dominion Bank	03/20/24	(53,250)
USD	531,515	CHF	457,000	UBS AG	03/20/24	(16,126)
USD	343,350	EUR	314,000	UBS AG	03/20/24	(4,356)
USD	103,642	NOK	1,102,000	Toronto-Dominion Bank	03/20/24	(5,009)
USD	37,197	NZD	60,000	Toronto-Dominion Bank	03/20/24	(739)
USD	859,699	JPY	120,686,000	Toronto-Dominion Bank	03/21/24	(6,458)
USD	957,778	JPY	135,258,000	Toronto-Dominion Bank	03/21/24	(12,962)

						(119,013)

						$(12,035)

OTC Total Return Swaps

Paid by the Master Portfolio		Received by the Master Portfolio								Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value
Russell 2000 Index Total Return (RU20INTR)	At Termination	1-Day SOFR plus 0.12%, 5.38%	At Termination	Bank of America N.A.	N/A	01/31/24	USD	54,948	$(11,793,739)	$—	$(11,793,739)
MSCI EAFE Index Net	At Termination	1-Day SOFR plus 0.29%, 5.38%	At Termination	BNP Paribas SA	N/A	01/31/24	USD	17,910	(2,533,820)	—	(2,533,820)
MSCI EAFE Index Net	Quarterly	1-Day SOFR plus 0.15%, 5.38%	Quarterly	Citibank N.A.	N/A	02/08/24	USD	13,380	(1,373,668)	—	(1,373,668)
MSCI EAFE Index Net	At Termination	1-Day SOFR plus 0.26%, 5.38%	At Termination	Bank of America N.A.	N/A	02/08/24	USD	41,863	(4,291,359)	—	(4,291,359)
MSCI Emerging Markets (Net Return)	Quarterly	1-Day SOFR , 5.38%	Quarterly	JPMorgan Chase Bank N.A.	N/A	04/12/24	USD	57,897	(3,228,674)	—	(3,228,674)
MSCI Emerging Markets (Net Return)	Quarterly	1-Day SOFR plus 0.23%, 5.38%	Quarterly	Bank of America N.A.	N/A	05/08/24	USD	185,645	(11,858,479)	—	(11,858,479)
Russell 2000 Index Total Return (RU20INTR)	Quarterly	1-Day SOFR plus 0.10%, 5.38%	Quarterly	JPMorgan Chase Bank N.A.	N/A	08/08/24	USD	132,559	(23,655,267)	—	(23,655,267)
Russell 2000 Index Total Return (RU20INTR)	Quarterly	1-Day SOFR plus 0.14%, 5.38%	Quarterly	Goldman Sachs International	N/A	10/11/24	USD	49,772	(8,041,632)	—	(8,041,632)
1-Day SOFR plus 0.47%, 5.38%	Quarterly	Russell 1000 Index Total Return (RU10INTR)	Quarterly	JPMorgan Chase Bank N.A.	N/A	10/11/24	USD	97,984	9,112,238	—	9,112,238
MSCI Emerging Markets (Net Return)	Quarterly	1-Day SOFR minus 0.08%, 5.38%	Quarterly	BNP Paribas SA	N/A	10/31/24	USD	62,099	(7,046,175)	—	(7,046,175)
1-Day SOFR plus 0.42%, 5.38%	Quarterly	Russell 1000 Index Total Return (RU10INTR)	Quarterly	Goldman Sachs International	N/A	10/31/24	USD	147,104	20,263,974	—	20,263,974
1-Day SOFR plus 0.43%, 5.38%	Quarterly	Russell 1000 Index Total Return (RU10INTR)	Quarterly	Bank of America N.A.	N/A	11/08/24	USD	461,705	41,292,469	—	41,292,469

									$(3,154,132)	$—	$(3,154,132)

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$70,668,681	$ (73,822,813)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,935,624	$—	$—	$—	$2,935,624
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	106,978	—	—	106,978
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	70,668,681	—	—	—	70,668,681

	$—	$—	$73,604,305	$106,978	$—	$—	$73,711,283

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,503,783	$—	$—	$—	$3,503,783
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	119,013	—	—	119,013
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	73,822,813	—	—	—	73,822,813

	$—	$—	$77,326,596	$119,013	$—	$—	$77,445,609

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$12,397,099	$—	$—	$—	$12,397,099
Forward foreign currency exchange contracts	—	—	—	285,157	—	—	285,157
Swaps	—	—	48,188,485	—	—	—	48,188,485

	$—	$—	$60,585,584	$285,157	$—	$—	$60,870,741

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,650,275	$—	$—	$—	$3,650,275
Forward foreign currency exchange contracts	—	—	—	(21,828)	—	—	(21,828)
Swaps	—	—	(838,585)	—	—	—	(838,585)

	$—	$—	$2,811,690	$(21,828)	$—	$—	$2,789,862

37

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$62,245,344
Average notional value of contracts — short	$43,014,903
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,500,294
Average amounts sold — in USD	$6,893,881
Total return swaps:
Average notional value	$1,015,797,701

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$324,580	$239,711
Forward foreign currency exchange contracts	106,978	119,013
Swaps — OTC(a)	70,668,681	73,822,813

Total derivative assets and liabilities in the Statement of Assets and Liabilities	71,100,239	74,181,537

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(324,580)	(239,711)

Total derivative assets and liabilities subject to an MNA	$70,775,659	$73,941,826

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$41,292,469	$(27,943,577)	$—	$(13,348,892)	$—
Barclays Bank PLC	22,101	—	—	—	22,101
Goldman Sachs International	20,263,974	(8,041,632)	—	(11,870,000)	352,342
JPMorgan Chase Bank N.A.	9,112,238	(9,112,238)	—	—	—
Morgan Stanley & Co. International PLC	77,627	—	—	—	77,627
Toronto-Dominion Bank	7,250	(7,250)	—	—	—

	$70,775,659	$(45,104,697)	$—	$(25,218,892)	$452,070

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A.	$27,943,577	$(27,943,577)	$—	$—	$—
BNP Paribas SA	9,579,995	—	—	(9,550,000)	29,995
Citibank N.A.	1,373,668	—	—	(1,373,668)	—
Goldman Sachs International	8,041,632	(8,041,632)	—	—	—
JPMorgan Chase Bank N.A.	26,883,941	(9,112,238)	—	(17,771,703)	—
Toronto-Dominion Bank	98,531	(7,250)	—	—	91,281
UBS AG	20,482	—	—	—	20,482

	$73,941,826	$(45,104,697)	$—	$(28,695,371)	$141,758

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$8,586,543	$654,956	$—	$9,241,499
Air Freight & Logistics	3,717,941	1,166,880	—	4,884,821
Automobile Components	5,691,116	3,122,387	—	8,813,503
Automobiles	10,777,772	12,447,969	—	23,225,741
Banks	54,509,440	56,670,941	16	111,180,397
Beverages	20,880,895	7,484,601	—	28,365,496
Biotechnology	50,985,945	3,653,087	—	54,639,032
Broadline Retail	35,774,281	13,601,556	—	49,375,837
Building Products	12,738,852	755,048	—	13,493,900
Capital Markets	22,749,220	3,650,277	—	26,399,497
Chemicals	10,027,049	7,889,486	1	17,916,536
Commercial Services & Supplies	5,363,059	134,631	—	5,497,690
Communications Equipment	8,782,865	1,595,486	—	10,378,351
Construction & Engineering	13,329,163	4,850,377	—	18,179,540
Construction Materials	4,272,060	7,784,554	—	12,056,614
Consumer Finance	6,109,184	2,213,570	—	8,322,754
Consumer Staples Distribution & Retail	17,919,395	2,484,838	—	20,404,233
Containers & Packaging	2,404,990	44,935	—	2,449,925
Distributors	358,211	—	—	358,211
Diversified Consumer Services	4,525,039	2,303,272	—	6,828,311
Diversified REITs	1,238,265	67,476	—	1,305,741
Diversified Telecommunication Services	2,561,911	7,384,352	—	9,946,263
Electric Utilities	8,236,133	2,640,735	599	10,877,467
Electrical Equipment	10,607,684	5,511,726	—	16,119,410
Electronic Equipment, Instruments & Components	17,904,048	10,946,847	—	28,850,895
Energy Equipment & Services	7,140,195	—	—	7,140,195
Entertainment	11,524,864	4,114,200	—	15,639,064
Financial Services	43,300,060	5,758,831	—	49,058,891
Food Products	9,785,038	5,972,583	—	15,757,621
Gas Utilities	4,922,943	2,244,308	—	7,167,251
Ground Transportation	2,677,232	235,287	—	2,912,519
Health Care Equipment & Supplies	21,163,099	40,813	—	21,203,912
Health Care Providers & Services	19,414,218	4,417,015	—	23,831,233
Health Care REITs	501,271	—	—	501,271
Health Care Technology	3,605,820	—	—	3,605,820
Hotel & Resort REITs	3,593,372	—	—	3,593,372
Hotels, Restaurants & Leisure	19,927,935	6,388,688	—	26,316,623
Household Durables	10,840,752	2,404,745	—	13,245,497
Household Products	13,120,611	131,244	—	13,251,855
Independent Power and Renewable Electricity Producers	4,156,933	2,833,381	—	6,990,314
Industrial Conglomerates	758,185	3,642,412	—	4,400,597
Industrial REITs	1,830,298	91,696	—	1,921,994
Insurance	31,809,542	17,208,813	—	49,018,355
Interactive Media & Services	52,913,833	17,812,490	—	70,726,323
IT Services	7,078,692	8,968,565	—	16,047,257
Leisure Products	527,619	—	—	527,619
Life Sciences Tools & Services	10,445,096	576,739	—	11,021,835
Machinery	24,240,986	6,949,044	—	31,190,030
Marine Transportation	1,204,597	483,130	—	1,687,727
Media	10,443,449	888,747	—	11,332,196
Metals & Mining	16,177,513	20,012,474	76	36,190,063
Mortgage Real Estate Investment Trusts (REITs)	1,348,462	—	—	1,348,462
Multi-Utilities	4,583,410	3,576,007	—	8,159,417

39

Schedule of Investments (continued) December 31, 2023	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Office REITs	$3,225,205	$—	$—	$3,225,205
Oil, Gas & Consumable Fuels	35,634,907	18,372,801	31	54,007,739
Paper & Forest Products	344,195	—	—	344,195
Passenger Airlines	2,885,071	1,081,842	—	3,966,913
Personal Care Products	2,947,970	2,489,487	—	5,437,457
Pharmaceuticals	31,744,192	12,789,875	—	44,534,067
Professional Services	8,544,685	1,574,543	—	10,119,228
Real Estate Management & Development	3,347,068	3,467,789	—	6,814,857
Residential REITs	8,108,975	—	—	8,108,975
Retail REITs	3,257,044	—	—	3,257,044
Semiconductors & Semiconductor Equipment	67,163,436	40,341,125	—	107,504,561
Software	112,431,119	5,008,727	—	117,439,846
Specialized REITs	3,675,893	—	—	3,675,893
Specialty Retail	35,759,834	3,135,856	—	38,895,690
Technology Hardware, Storage & Peripherals	57,676,996	21,353,140	—	79,030,136
Textiles, Apparel & Luxury Goods	4,056,749	2,748,828	—	6,805,577
Tobacco	36,585	1,149,683	—	1,186,268
Trading Companies & Distributors	12,211,411	4,765,212	—	16,976,623
Transportation Infrastructure	514,860	617,034	—	1,131,894
Water Utilities	1,735,415	651,659	—	2,387,074
Wireless Telecommunication Services	1,333,473	1,974,703	—	3,308,176
Preferred Securities
Preferred Stocks
Banks	—	2,055,262	—	2,055,262
Chemicals	—	852,438	—	852,438
Electric Utilities	—	704,003	—	704,003
Metals & Mining	—	92,433	—	92,433
Oil, Gas & Consumable Fuels	—	2,810,340	—	2,810,340
Passenger Airlines	—	170,624	—	170,624
Real Estate Management & Development	87	—	—	87
Trading Companies & Distributors	38,653	—	—	38,653
Rights
Biotechnology	—	656	7,157	7,813
Consumer Staples Distribution & Retail	—	1,451	—	1,451
Health Care Equipment & Supplies	—	—	364	364
Metals & Mining	8,580	—	—	8,580
Paper & Forest Products	—	—	6,006	6,006
Pharmaceuticals	—	32	1,703	1,735
Warrants	14,209	—	—	14,209
Short-Term Securities
Money Market Funds	202,732,422	—	—	202,732,422

	$1,278,516,120	$402,020,742	$15,953	$1,680,552,815

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,935,624	$70,668,681	$—	$73,604,305
Foreign Currency Exchange Contracts	—	106,978	—	106,978
Liabilities
Equity Contracts	(3,503,783)	(73,822,813)	—	(77,326,596)
Foreign Currency Exchange Contracts	—	(119,013)	—	(119,013)

	$(568,159)	$(3,166,167)	$—	$(3,734,326)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See master portfolio notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2023

Diversified Equity Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,477,820,393
Investments, at value — affiliated(c)	202,732,422
Cash	24,066
Cash pledged:
Collateral — OTC derivatives	30,600,000
Futures contracts	4,882,000
Foreign currency, at value(d)	719,382
Receivables:
Investments sold	8,395,791
Securities lending income — affiliated	29,102
Dividends — unaffiliated	1,753,820
Dividends — affiliated	444,660
Variation margin on futures contracts	324,580
Unrealized appreciation on:
Forward foreign currency exchange contracts	106,978
OTC swaps	70,668,681
Prepaid expenses	1,116

Total assets	1,798,502,991

LIABILITIES
Cash received as collateral for OTC derivatives	26,130,000
Collateral on securities loaned	107,094,566
Payables:
Investments purchased	8,252,093
Administration fees	131,777
Deferred foreign capital gain tax	1,177,922
Investment advisory fees	61,558
Trustees’ fees	2,939
Professional fees	27,127
Variation margin on futures contracts	239,711
Unrealized depreciation on:
Forward foreign currency exchange contracts	119,013
OTC swaps	73,822,813

Total liabilities	217,059,519

Commitments and contingent liabilities

NET ASSETS	$1,581,443,472

NET ASSETS CONSIST OF
Investors’ capital	$1,362,411,060
Net unrealized appreciation (depreciation)	219,032,412

NET ASSETS	$1,581,443,472

(a) Investments, at cost — unaffiliated	$1,253,935,256
(b) Securities loaned, at value	$103,206,933
(c) Investments, at cost — affiliated	$202,686,383
(d) Foreign currency, at cost	$714,014

See master portfolio notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	41

Statement of Operations

Year Ended December 31, 2023

Diversified Equity Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$17,995,491
Dividends — affiliated	5,220,361
Interest — unaffiliated	263,393
Securities lending income — affiliated — net	296,466
Foreign taxes withheld	(1,151,019)

Total investment income	22,624,692

EXPENSES
Investment advisory	2,541,491
Administration	1,020,210
Professional	51,979
Trustees	12,469

Total expenses excluding interest expense	3,626,149
Interest expense	1,058

Total expenses	3,627,207
Less:
Fees waived and/or reimbursed by the Administrator	(1,020,210)
Fees waived and/or reimbursed by the Manager	(1,107,295)

Total expenses after fees waived and/or reimbursed	1,499,702

Net investment income	21,124,990

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	13,367,344
Investments — affiliated	3,050
Forward foreign currency exchange contracts	285,157
Foreign currency transactions	(219,826)
Futures contracts	12,397,099
Swaps	48,188,485

74,021,309

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	183,984,980
Investments — affiliated	20,675
Forward foreign currency exchange contracts	(21,828)
Foreign currency translations	30,215
Futures contracts	3,650,275
Swaps	(838,585)

186,825,732

Net realized and unrealized gain	260,847,041

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$281,972,031

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(531,172)
(b) Net of increase in deferred foreign capital gain tax of	$(934,373)

See master portfolio notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Diversified Equity Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,124,990	$15,505,339
Net realized gain (loss)	74,021,309	(58,303,882)
Net change in unrealized appreciation (depreciation)	186,825,732	(144,234,202)

Net increase (decrease) in net assets resulting from operations	281,972,031	(187,032,745)

CAPITAL TRANSACTIONS
Proceeds from contributions	544,530,440	115,505,093
Value of withdrawals	(40,830,499)	(90,542,544)

Net increase in net assets derived from capital transactions	503,699,941	24,962,549

NET ASSETS
Total increase (decrease) in net assets	785,671,972	(162,070,196)
Beginning of year	795,771,500	957,841,696

End of year	$1,581,443,472	$795,771,500

See master portfolio notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

	Diversified Equity Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return	26.72%	(19.12)%	27.62%	19.60%	31.98%

Ratios to Average Net Assets(a)
Total expenses	0.36%	0.36%	0.35%	0.36%	0.36%

Total expenses after fees waived and/or reimbursed	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	2.07%	1.80%	1.28%	1.52%	1.85%

Supplemental Data
Net assets, end of year (000)	$1,581,443	$795,772	$957,842	$733,804	$507,138

Portfolio turnover rate	125%	117%	127%	150%	172%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See master portfolio notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Diversified Equity Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Master Portfolio had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Master Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Master Portfolio Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Diversified Equity Master Portfolio
Barclays Bank PLC	$2,530,396	$(2,530,396)	$—		$—
BNP Paribas SA	8,611,838	(8,611,838)	—		—
BofA Securities, Inc.	10,875,321	(10,875,321)	—		—
Citadel Clearing LLC	1,396,760	(1,396,760)	—		—
Citigroup Global Markets, Inc.	824,446	(824,446)	—		—
Goldman Sachs International	4,806,293	(4,806,293)	—		—
HSBC Bank PLC	4,685,182	(4,685,182)	—		—
ING Financial Markets LLC	43,494	(42,894)	—		600
J.P. Morgan Securities LLC	27,337,733	(27,337,733)	—		—
Jefferies LLC	3,924,788	(3,924,788)	—		—
Mizuho Securities USA LLC	118,833	(118,833)	—		—
Morgan Stanley	18,635,205	(18,635,205)	—		—
National Financial Services LLC	150,807	(150,807)	—		—
RBC Capital Markets LLC	552,584	(552,584)	—		—
Scotia Capital (USA), Inc.	475,699	(475,699)	—		—
SG Americas Securities LLC	8,459,644	(8,459,644)	—		—
Toronto-Dominion Bank	2,165,536	(2,165,536)	—		—
UBS AG	4,456,498	(4,456,498)	—		—
UBS Securities LLC	1,589,003	(1,589,003)	—		—
Virtu Americas LLC	326,262	(326,262)	—		—
Wells Fargo Bank N.A.	753,156	(753,156)	—		—
Wells Fargo Securities LLC	487,455	(487,455)	—		—

	$103,206,933	$(103,206,333)	$—		$600

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2023. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

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Notes to Financial Statements (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.25%
$1 billion — $3 billion	0.24
$3 billion — $5 billion	0.23
$5 billion — $10 billion	0.22
Greater than $10 billion	0.21

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Expense Waivers and Reimbursements: The Manager has contractually agreed to waive 0.095% of the investment advisory fees payable by the Master Portfolio. Prior to September 18, 2023, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. During the year ended December 31, 2023, the Manager waived $969,199 pursuant to this agreement.

BAL contractually agreed to waive all of its administration fees payable by the Master Portfolio. Prior to September 18, 2023, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $1,020,210.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BAL and BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2025. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $64,448.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $73,648.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

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Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Master Portfolio paid BTC $88,419 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
Diversified Equity Master Portfolio	$96,407,074	$43,000,430	$624,122

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were $1,717,886,203 and $1,163,175,913, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Equity Master Portfolio	$1,484,707,183	$337,757,415	$(141,911,783)	$195,845,632

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (continued)

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges.

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Notes to Financial Statements (continued)

Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Master Portfolio invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Diversified Equity Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Equity Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Diversified Equity Fund and Diversified Equity Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	55

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund/Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 537-4942; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	61

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVR	Contingent Value Right

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BDVEX-12/23-AR

Master Portfolio Information as of December 31, 2023	International Tilts Master Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Novo Nordisk A/S, Class B	3.0%
Nestle SA, Registered Shares	2.8
Novartis AG, Class N, Registered Shares	2.1
ASML Holding NV	2.1
BHP Group Ltd., Class DI	2.0
SAP SE	1.8
Siemens AG, Registered Shares	1.8
Shell PLC	1.4
AIA Group Ltd.	1.4
ABB Ltd., Class N, Registered Shares	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	21.8%
United Kingdom	13.3
Germany	10.1
France	9.1
Switzerland	8.1
United States	6.8
Australia	5.9
Netherlands	4.9
Denmark	4.3
Spain	3.1
Italy	2.6
Sweden	2.6
Hong Kong	2.4
Singapore	1.8
Belgium	1.7
Ireland	1.3
Norway	1.0
Other#	2.2
Liabilities in Excess of Other Assets	(3.0)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

Derivative Financial Instruments

International Tilts Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments December 31, 2023	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.9%
AGL Energy Ltd.	16,044	$103,712
ANZ Group Holdings Ltd.	2,817	49,771
Aristocrat Leisure Ltd.	73,965	2,055,008
BHP Group Ltd., Class DI	162,772	5,561,042
Brambles Ltd.	110,740	1,026,437
Charter Hall Group (a)	9,013	73,844
Cochlear Ltd.	1,631	331,820
CSL Ltd.	8,698	1,695,667
Flight Centre Travel Group Ltd.	30,455	422,329
Glencore PLC	66,520	399,855
Lendlease Corp. Ltd.	37,980	193,333
Macquarie Group Ltd.	22,609	2,830,234
Qantas Airways Ltd. (b)	12,557	45,996
Rio Tinto PLC	11,262	837,680
Sonic Healthcare Ltd.	18,188	397,421
Transurban Group	51,965	485,581
Woolworths Group Ltd.	3,711	94,148
Worley Ltd.	2,531	30,169

		16,634,047

Austria — 0.5%
ams-OSRAM AG (b)	25,497	64,270
BAWAG Group AG (c)	10,317	545,987
Erste Group Bank AG	17,640	714,507
OMV AG	2,001	87,789
Verbund AG	144	13,345

		1,425,898

Belgium — 1.7%
Groupe Bruxelles Lambert NV	6,141	483,622
KBC Group NV	25,763	1,672,002
Sofina SA	1,089	271,515
Syensqo SA (b)	12,105	1,259,626
UCB SA	11,525	1,004,653
Warehouses De Pauw CVA	4,163	131,043

		4,822,461

China — 0.0%
Budweiser Brewing Co. APAC Ltd. (c)	17,500	32,807

Denmark — 4.3%
AP Moller - Maersk A/S, Class A	20	35,526
AP Moller - Maersk A/S, Class B	320	576,007
DSV A/S	13,821	2,428,442
Genmab A/S (b)	1,559	497,092
Novo Nordisk A/S, Class B	80,368	8,328,629
Orsted A/S (c)	5,559	308,172

		12,173,868

Finland — 0.1%
Kone OYJ, Class B	6,581	329,189
UPM-Kymmene OYJ	1,542	58,165

		387,354

France — 9.1%
Aeroports de Paris	2,669	346,316
Alstom SA	1,082	14,591
Arkema SA	544	61,971
AXA SA	16,074	524,920
Bouygues SA (a)	403	15,205
Bureau Veritas SA	10,229	258,791
Carrefour SA	85,922	1,573,630
Covivio SA/France	262	14,098

Security	Shares	Value

France (continued)
Credit Agricole SA	202,558	$2,879,697
Dassault Aviation SA	2,357	466,993
Dassault Systemes SE	49,084	2,402,530
Eiffage SA	16,893	1,813,474
Engie SA (a)	96,961	1,708,093
Eurazeo SE	710	56,455
Forvia SE (b)	17,775	402,652
Gecina SA	3,508	427,061
Getlink SE	12,456	228,130
Hermes International SCA	1,644	3,494,346
Klepierre SA	1,462	39,914
LVMH Moet Hennessy Louis Vuitton SE	1,923	1,562,508
Nexans SA	304	26,671
Pernod Ricard SA	2,701	477,326
Sanofi SA	2,221	220,707
Schneider Electric SE	7,299	1,469,334
TotalEnergies SE	6,794	461,985
Ubisoft Entertainment SA (a)(b)	24,590	628,587
Valeo SE	66,139	1,022,219
Vallourec SACA (b)	9,509	147,704
Veolia Environnement SA	72,727	2,298,658
Vinci SA	2,110	265,533
Vivendi SE	3,908	41,835
Worldline SA/France (b)(c)	4,066	70,708

		25,422,642

Germany — 10.0%
Adidas AG, Class N	914	185,731
BASF SE	48,785	2,626,930
Bayer AG, Registered Shares	1,115	41,371
Bayerische Motoren Werke AG	10,411	1,158,449
Delivery Hero SE (b)(c)	1,014	27,908
Deutsche Telekom AG, Class N, Registered Shares	142,190	3,418,718
Evonik Industries AG	2,832	57,855
Infineon Technologies AG, Class N	76,094	3,177,884
Jenoptik AG	2	63
LANXESS AG	7,194	225,014
Mercedes-Benz Group AG, Class N, Registered Shares	50,384	3,476,386
Nemetschek SE	3,955	341,454
RWE AG	55,080	2,506,851
SAP SE	33,387	5,138,978
Scout24 SE (c)	1,432	101,258
Siemens AG, Registered Shares	27,188	5,100,721
Zalando SE (b)(c)	22,578	534,523

		28,120,094

Hong Kong — 2.4%
AIA Group Ltd.	461,800	4,018,990
CK Asset Holdings Ltd.	121,500	609,820
CK Hutchison Holdings Ltd.	24,500	131,629
ESR Group Ltd. (c)	20,800	28,765
Galaxy Entertainment Group Ltd.	29,000	162,425
Hang Seng Bank Ltd.	3,100	36,194
Hongkong Land Holdings Ltd.	17,400	60,518
Jardine Matheson Holdings Ltd.	21,100	868,534
New World Development Co. Ltd. (a)	257,000	398,483
Sino Land Co. Ltd.	44,000	47,849
Sun Hung Kai Properties Ltd.	5,500	59,517
Swire Properties Ltd.	28,600	57,894
Wharf Real Estate Investment Co. Ltd.	96,000	324,526

		6,805,144

2	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Ireland — 1.3%
CRH PLC	1,668	$114,791
Experian PLC	68,198	2,782,159
James Hardie Industries PLC (b)	1,979	76,302
Kerry Group PLC, Class A	8,059	699,515

		3,672,767

Israel — 0.4%
Bank Hapoalim BM	13,545	121,682
Bank Leumi Le-Israel BM	25,928	208,664
Isracard Ltd.	1,271	4,503
Nice Ltd. (b)	2,212	439,920
Teva Pharmaceutical Industries Ltd. (b)	38,068	399,800

		1,174,569

Italy — 2.6%
Amplifon SpA	1,695	58,733
Assicurazioni Generali SpA	17,099	361,259
Enel SpA	473,371	3,521,789
Eni SpA	8,911	151,143
Ferrari NV	3,539	1,194,789
Intesa Sanpaolo SpA	270,148	790,559
MFE-MediaForEurope NV, Class A	8	21
Poste Italiane SpA (c)	33,619	382,138
Recordati Industria Chimica e Farmaceutica SpA	6,669	359,611
UniCredit SpA	14,502	394,885

		7,214,927

Japan — 21.8%
ANA Holdings, Inc. (b)	800	17,332
Astellas Pharma, Inc.	148,800	1,769,719
Canon, Inc. (a)	4,200	107,746
Central Japan Railway Co.	56,500	1,433,985
Concordia Financial Group Ltd.	10,900	49,684
Dai-ichi Life Holdings, Inc.	15,700	333,043
Daito Trust Construction Co. Ltd.	2,500	289,366
Daiwa Securities Group, Inc.	2,900	19,465
Denso Corp.	34,000	510,419
DMG Mori Co. Ltd. (a)	30,800	587,781
ENEOS Holdings, Inc.	79,300	314,522
Fast Retailing Co. Ltd.	12,300	3,041,529
GMO Payment Gateway, Inc.	5,000	346,521
Hikari Tsushin, Inc.	400	66,108
Hitachi Ltd.	31,900	2,294,556
Honda Motor Co. Ltd.	6,300	64,986
Hoya Corp.	5,200	647,603
Hulic Co. Ltd. (a)	38,900	406,353
ITOCHU Corp.	21,500	875,907
J Front Retailing Co. Ltd.	27,700	251,553
Japan Exchange Group, Inc.	7,700	162,512
Japan Post Bank Co. Ltd.	24,600	250,352
Japan Post Holdings Co. Ltd.	175,800	1,569,448
Japan Tobacco, Inc. (a)	60,100	1,552,095
Kakaku.com, Inc.	28,700	354,601
KDDI Corp.	14,100	447,231
Kobayashi Pharmaceutical Co. Ltd., Series R186	300	14,432
Komatsu Ltd.	29,400	765,086
Konica Minolta, Inc. (b)	7,300	21,326
Kubota Corp.	4,200	63,034
Kyowa Kirin Co. Ltd.	20,700	347,324
Lawson, Inc.	14,700	759,291
M3, Inc.	14,700	242,584

Security	Shares	Value

Japan (continued)
Marubeni Corp.	17,900	$281,827
Marui Group Co. Ltd.	18,500	309,446
Mitsubishi Chemical Group Corp.	101,000	617,425
Mitsubishi Corp.	146,400	2,332,043
Mitsubishi Estate Co. Ltd.	43,800	600,414
Mitsubishi HC Capital, Inc.	13,600	91,117
Mitsubishi UFJ Financial Group, Inc.	194,400	1,668,366
Mitsui & Co. Ltd.	66,300	2,483,858
Mitsui Fudosan Co. Ltd.	61,200	1,496,322
Mizuho Financial Group, Inc.	41,000	699,370
MS&AD Insurance Group Holdings, Inc.	37,900	1,490,183
Murata Manufacturing Co. Ltd.	15,700	331,772
Nexon Co. Ltd.	18,500	336,498
NGK Insulators Ltd.	900	10,733
NIDEC Corp.	70,000	2,821,498
Nikon Corp.	12,900	127,328
Nintendo Co. Ltd.	14,300	744,084
Nippon Express Holdings, Inc.	7,600	431,224
Nippon Paint Holdings Co. Ltd.	3,800	30,652
Nippon Shinyaku Co. Ltd.	1,100	38,911
Nissan Motor Co. Ltd. (a)	325,400	1,272,289
Nomura Holdings, Inc.	27,600	124,298
Nomura Real Estate Holdings, Inc.	2,300	60,353
NSK Ltd.	47,700	257,764
NTT Data Group Corp.	900	12,722
Obic Co. Ltd.	2,400	412,932
Omron Corp.	7,000	325,731
Ono Pharmaceutical Co. Ltd.	25,500	453,633
Oracle Corp. Japan	2,500	192,448
Oriental Land Co. Ltd./Japan	9,400	349,382
ORIX Corp.	45,800	860,178
Otsuka Corp.	1,000	41,155
Otsuka Holdings Co. Ltd.	4,800	179,506
Panasonic Holdings Corp.	225,700	2,222,597
Rakuten Group, Inc. (a)(b)	56,500	251,895
Recruit Holdings Co. Ltd.	79,800	3,336,527
Resona Holdings, Inc.	36,100	183,003
SCREEN Holdings Co. Ltd.	1,000	84,291
Sega Sammy Holdings, Inc.	52,700	735,752
Sekisui House Ltd.	37,500	831,233
Shiseido Co. Ltd.	38,100	1,148,424
Skylark Holdings Co. Ltd. (a)	24,200	354,044
SoftBank Corp.	49,000	610,625
SoftBank Group Corp.	17,300	763,595
Sompo Holdings, Inc.	10,000	489,283
Subaru Corp.	700	12,768
Sumitomo Corp.	3,100	67,461
Sumitomo Electric Industries Ltd.	11,500	145,919
Sumitomo Mitsui Financial Group, Inc.	21,600	1,051,052
Sumitomo Mitsui Trust Holdings, Inc.	7,200	137,894
Sumitomo Realty & Development Co. Ltd.	4,300	127,426
T&D Holdings, Inc.	8,600	136,529
Takeda Pharmaceutical Co. Ltd.	7,000	200,746
Toho Co. Ltd.	4,700	158,673
Tokio Marine Holdings, Inc.	76,800	1,912,395
Tokyo Electron Ltd.	19,100	3,394,831
Tokyo Tatemono Co. Ltd.	3,600	53,756
Toyota Motor Corp.	61,200	1,121,411

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2023	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toyota Tsusho Corp.	600	$35,209
Trend Micro, Inc./Japan (b)	500	26,685

		61,056,980

Luxembourg — 0.9%
ArcelorMittal SA (b)	93,200	2,645,016
SES SA	5	33

		2,645,049

Macau — 0.1%
Sands China Ltd. (b)	103,600	303,234

Netherlands — 4.9%
ABN AMRO Bank NV (c)	15,681	235,818
Adyen NV (b)(c)	268	345,972
Argenx SE (b)	697	265,117
ASML Holding NV (b)	7,671	5,790,742
Euronext NV (c)	1,557	135,314
ING Groep NV, Series N	195,943	2,938,074
Just Eat Takeaway.com NV (b)(c)	58,933	898,541
Koninklijke Philips NV (b)	15,109	353,584
NN Group NV	1,770	69,952
Prosus NV	35,541	1,058,770
Signify NV (c)	20,864	699,700
Stellantis NV	45,800	1,073,123

		13,864,707

New Zealand — 0.2%
Xero Ltd. (b)	6,626	505,488

Norway — 1.0%
Aker Carbon Capture ASA (b)	9	12
Aker Horizons ASA (b)	1	—
Aker Solutions ASA	13	54
Equinor ASA	82,763	2,622,921
Norsk Hydro ASA	5,050	33,944
Yara International ASA	3,823	135,818

		2,792,749

Singapore — 1.8%
CapitaLand Integrated Commercial Trust (a)	112,500	175,364
Capitaland Investment Ltd./Singapore (a)	85,300	203,942
City Developments Ltd.	2,300	11,580
DBS Group Holdings Ltd.	30,700	776,367
Jardine Cycle & Carriage Ltd. (a)	30,000	676,124
Singapore Airlines Ltd. (a)	221,900	1,101,807
Singapore Telecommunications Ltd.	830,500	1,554,699
United Overseas Bank Ltd. (a)	21,400	461,880
UOL Group Ltd. (a)	12,100	57,481

		5,019,244

South Africa — 0.0%
Anglo American PLC	852	21,323

Spain — 3.1%
Acciona SA	1,367	201,283
ACS Actividades de Construccion y Servicios SA	3,589	159,405
Amadeus IT Group SA	15,986	1,148,139
Banco Santander SA	748,387	3,130,264
Bankinter SA	11,860	76,066
CaixaBank SA	297,278	1,224,290
Iberdrola SA	14,680	192,554
Industria de Diseno Textil SA	24,265	1,058,780

Security	Shares	Value

Spain (continued)
Repsol SA	30,864	$457,834
Telefonica SA	231,241	904,123

		8,552,738

Sweden — 2.6%
Assa Abloy AB, Class B	69,126	1,992,154
Atlas Copco AB, B Shares	10,555	156,595
Electrolux AB, Class B (a)(b)	53,765	577,564
Elekta AB, B Shares	45,624	373,660
Essity AB, Class B	12,947	320,855
H&M Hennes & Mauritz AB, B Shares (a)	106,744	1,872,293
Investor AB, B Shares	25,732	596,717
SKF AB, B Shares	5,413	108,480
Telia Co. AB	47,896	122,203
Trelleborg AB, B Shares	24,180	811,579
Volvo Car AB, Class B (b)	67,407	218,614

		7,150,714

Switzerland — 8.1%
ABB Ltd., Class N, Registered Shares	83,615	3,712,352
Avolta AG, Class N, Registered Shares (b)	8,551	336,662
Chocoladefabriken Lindt & Spruengli AG, Class N, Registered Shares	3	363,956
Holcim AG	16,539	1,298,996
Kuehne and Nagel International AG, Registered Shares	1,001	345,442
Logitech International SA, Class N, Registered Shares	1,171	111,348
Nestle SA, Registered Shares	66,938	7,759,443
Novartis AG, Class N, Registered Shares	58,642	5,923,457
SGS SA	19,765	1,706,327
Temenos AG, Class N, Registered Shares	12,081	1,125,806

		22,683,789

United Kingdom — 13.3%
AstraZeneca PLC	24,667	3,327,328
Auto Trader Group PLC (c)	83,056	763,006
Aviva PLC	17,657	97,704
BAE Systems PLC	213,358	3,020,081
Barclays PLC	399,797	782,829
BP PLC	560,379	3,321,965
British American Tobacco PLC	109,625	3,207,537
British Land Co. PLC	144,975	737,020
Bunzl PLC	2,339	95,046
Compass Group PLC	16,779	459,129
ConvaTec Group PLC (c)	35,209	109,566
Drax Group PLC	3,302	20,611
Dunelm Group PLC	3	42
easyJet PLC (b)	45,749	296,785
GSK PLC	89,982	1,661,895
Halma PLC	5,151	149,770
HSBC Holdings PLC	134,428	1,087,517
IG Group Holdings PLC	13,793	134,434
IMI PLC	10,575	226,595
Imperial Brands PLC	15,585	358,888
Intertek Group PLC	3,279	177,514
Johnson Matthey PLC	10,927	236,329
London Stock Exchange Group PLC	13,830	1,634,865
Man Group PLC/Jersey	5,609	16,630
Reckitt Benckiser Group PLC	4,017	277,187
RELX PLC	9,161	363,452
Rightmove PLC	47,471	348,959
Shell PLC	122,949	4,024,621
Smiths Group PLC	116,832	2,622,342

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Spectris PLC	19,361	$931,278
Standard Chartered PLC	71,135	603,661
Tesco PLC	332,402	1,231,458
Unilever PLC	39,708	1,922,303
Vodafone Group PLC	3,259,884	2,846,985
Weir Group PLC	3,487	83,787

		37,179,119

United States — 1.5%
Carnival PLC (b)	4,537	75,284
Roche Holding AG	14,273	4,179,497

		4,254,781

Total Common Stocks — 97.6% (Cost: $229,445,797)		273,916,493

Preferred Securities

Preferred Stocks — 0.1%

Germany — 0.1%
Bayerische Motoren Werke AG	1,809	180,001
Schaeffler AG	11	68

		180,069

Total Preferred Securities — 0.1% (Cost: $190,683)		180,069

Total Long-Term Investments — 97.7% (Cost: $229,636,480)		274,096,562

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(d)(e)(f)	9,030,277	$9,035,694
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(d)(e)	5,902,315	5,902,315

Total Short-Term Securities — 5.3% (Cost: $14,935,263)		14,938,009

Total Investments — 103.0% (Cost: $244,571,743)		289,034,571
Liabilities in Excess of Other Assets — (3.0)%		(8,545,759)

Net Assets — 100.0%		$280,488,812

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Master Portfolio.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,320,732	$3,715,659	(a)	$—	$(1,141)	$444	$9,035,694	9,030,277	$36,090	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,082,227	820,088	(a)	—	—	—	5,902,315	5,902,315	272,646		—

					$(1,141)	$444	$14,938,009		$308,736		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	49	03/15/24	$5,518	$198,396

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2023	International Tilts Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$198,396	$—	$—	$—	$198,396

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$413,947	$—	$—	$—	$413,947

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$294,238	$—	$—	$—	$294,238

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,704,164

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$16,634,047	$—	$16,634,047
Austria	—	1,425,898	—	1,425,898
Belgium	1,259,626	3,562,835	—	4,822,461
China	—	32,807	—	32,807
Denmark	—	12,173,868	—	12,173,868
Finland	—	387,354	—	387,354
France	—	25,422,642	—	25,422,642
Germany	—	28,120,094	—	28,120,094
Hong Kong	—	6,805,144	—	6,805,144
Ireland	—	3,672,767	—	3,672,767
Israel	—	1,174,569	—	1,174,569
Italy	21	7,214,906	—	7,214,927
Japan	759,291	60,297,689	—	61,056,980
Luxembourg	—	2,645,049	—	2,645,049
Macau	—	303,234	—	303,234
Netherlands	1,058,770	12,805,937	—	13,864,707
New Zealand	—	505,488	—	505,488
Norway	—	2,792,749	—	2,792,749

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	International Tilts Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Singapore	$—	$5,019,244	$—	$5,019,244
South Africa	—	21,323	—	21,323
Spain	—	8,552,738	—	8,552,738
Sweden	—	7,150,714	—	7,150,714
Switzerland	—	22,683,789	—	22,683,789
United Kingdom	3,057,322	34,121,797	—	37,179,119
United States	—	4,254,781	—	4,254,781
Preferred Securities
Preferred Stocks	—	180,069	—	180,069

Short-Term Securities
Money Market Funds	14,938,009	—	—	14,938,009

	$21,073,039	$267,961,532	$—	$289,034,571

Derivative Financial Instruments(a)
Assets
Equity Contracts	$198,396	$—	$—	$198,396

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Statement of Assets and Liabilities

December 31, 2023

International Tilts Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$274,096,562
Investments, at value — affiliated(c)	14,938,009
Cash pledged for futures contracts	173,910
Foreign currency, at value(d)	13,283
Receivables:
Securities lending income — affiliated	2,396
Dividends — unaffiliated	363,495
Dividends — affiliated	25,333
Variation margin on futures contracts	2,867
Prepaid expenses	2,511

Total assets	289,618,366

LIABILITIES
Collateral on securities loaned	9,034,396
Payables:
Administration fees	11,628
Investment advisory fees	81,063
Trustees’ fees	1,720
Professional fees	747

Total liabilities	9,129,554

Commitments and contingent liabilities

NET ASSETS	$280,488,812

NET ASSETS CONSIST OF
Investors’ capital	$235,825,374
Net unrealized appreciation (depreciation)	44,663,438

NET ASSETS	$280,488,812

(a) Investments, at cost — unaffiliated	$229,636,480
(b) Securities loaned, at value	$8,338,987
(c) Investments, at cost — affiliated	$14,935,263
(d) Foreign currency, at cost	$14,273

See notes to financial statements.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2023

International Tilts Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$8,883,060
Dividends — affiliated	272,646
Securities lending income — affiliated — net	36,090
Foreign taxes withheld	(1,231,903)

Total investment income	7,959,893

EXPENSES
Investment advisory	1,083,382
Administration	135,423
Professional	22,519
Trustees	8,117

Total expenses excluding interest expense	1,249,441
Interest expense	262

Total expenses	1,249,703
Less:
Fees waived and/or reimbursed by the Manager	(169,900)

Total expenses after fees waived and/or reimbursed	1,079,803

Net investment income	6,880,090

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	15,443,391
Investments — affiliated	(1,141)
Foreign currency transactions	(55,998)
Futures contracts	413,947

15,800,199

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	26,686,659
Investments — affiliated	444
Foreign currency translations	(2,060)
Futures contracts	294,238

26,979,281

Net realized and unrealized gain	42,779,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,659,570

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	International Tilts Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,880,090	$6,963,445
Net realized gain (loss)	15,800,199	(30,877,866)
Net change in unrealized appreciation (depreciation)	26,979,281	(16,943,951)

Net increase (decrease) in net assets resulting from operations	49,659,570	(40,858,372)

CAPITAL TRANSACTIONS
Proceeds from contributions	4,145,993	17,025,691
Value of withdrawals	(26,591,897)	(9,591,747)

Net increase (decrease) in net assets derived from capital transactions	(22,445,904)	7,433,944

NET ASSETS
Total increase (decrease) in net assets	27,213,666	(33,424,428)
Beginning of year	253,275,146	286,699,574

End of year	$280,488,812	$253,275,146

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	International Tilts Master Portfolio

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return

Total return	20.06%	(13.72)%	13.15%	6.88%	22.30%

Ratios to Average Net Assets(a)

Total expenses	0.46%	0.46%	0.46%	0.47%	0.47%

Total expenses after fees waived and/or reimbursed	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	2.54%	2.72%	2.03%	1.78%	3.22%

Supplemental Data

Net assets, end of year (000)	$280,489	$253,275	$286,700	$220,214	$176,066

Portfolio turnover rate	131%	122%	180%	261%	151%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	11

Notes to Financial Statements

1. ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. International Tilts Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Master Portfolio had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Master Portfolio is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Master Portfolio (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master

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Notes to Financial Statements (continued)

Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
BofA Securities, Inc.	$2,524,081	$(2,524,081)	$—		$—
Credit Suisse Securities (USA) LLC	228,959	(228,959)	—		—
HSBC Bank PLC	2,196,299	(2,196,299)	—		—
Jefferies LLC	1,809,069	(1,809,069)	—		—
Macquarie Bank Ltd.	73,738	(73,738)	—		—
Morgan Stanley	864,866	(864,866)	—		—
Scotia Capital (USA), Inc.	577,564	(577,564)	—		—
State Street Bank & Trust Co.	64,411	(64,411)	—		—

	$8,338,987	$(8,338,987)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements (continued)

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.40%
$1 billion -$3 billion	0.38
$3 billion -$5 billion	0.36
$5 billion -$10 billion	0.35
Greater than $10 billion	0.34

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Manager has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administrative services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

The Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BFA and BIL for services they provide for that portion of the Master Portfolio for which BFA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2024. Such contractual arrangement may not be terminated prior to July 1, 2024 without the consent of the Board of MIP. This amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $30,635.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $3,842.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

The Manager has contractually agreed to waive administration fees through June 30, 2024. This waiver agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the Manager waived $135,423.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Master Portfolio paid BTC $10,235 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

International Tilts Master Portfolio	$36,864,778	$50,168,556	$3,165,347

7. PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were $346,829,906 and $362,501,953, respectively.

8. INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International Tilts Master Portfolio	$249,519,412	$47,983,299	$(8,468,140)	$39,515,159

9. BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per

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Notes to Financial Statements (continued)

annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Master Portfolio did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Master Portfolio’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have

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Notes to Financial Statements (continued)

adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of International Tilts Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Tilts Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	19

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Master Investment Portfolio (“MIP”) has adopted and implemented a liquidity risk management program (the “Program”) for International Tilts Master Portfolio (the “Fund”), a series of MIP, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of MIP, on behalf of the Fund, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	21

Trustee and Officer Information (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the MIP serve at the pleasure of the Board.

Further information about MIP’s Trustees and Officers is available in the MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the MIP.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Master Portfolio.

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities and information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	25

Additional Information (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and MIP Service Providers

Investment Adviser and Administrator	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, PA 19103

BlackRock International Limited	Legal Counsel
Edinburgh, EH3 8BL	Sidley Austin LLP
United Kingdom	New York, NY 10019

Accounting Agent and Custodian	Address of MIP
State Street Bank and Trust Company	400 Howard Street
Boston, MA 02114	San Francisco, CA 94105

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVA	Certificaten Van Aandelen (Dutch Certificate)

MSCI	Morgan Stanley Capital International

SCA	Societe en Commandite par Actions

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	27

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Experts – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$11,500	$11,000	$0	$0	$5,000	$5,000	$0	$0
BlackRock Cash Funds: Treasury	$11,500	$11,000	$0	$0	$5,000	$5,000	$0	$0
BlackRock LifePath Dynamic 2025 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath Dynamic 2030 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath Dynamic 2035 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath Dynamic 2040 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath Dynamic 2045 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath Dynamic 2050 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath Dynamic 2055 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0

BlackRock LifePath Dynamic 2060 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
Blackrock LifePath Dynamic 2065 Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath Dynamic Retirement Fund	$23,100	$22,000	$0	$0	$10,750	$10,750	$0	$0
iShares MSCI Total International Index Fund	$11,500	$11,000	$0	$0	$10,750	$10,750	$0	$0
iShares Russell 1000 Large-Cap Index Fund	$11,500	$11,000	$0	$0	$10,750	$10,750	$0	$0
iShares S&P 500 Index Fund	$14,000	$13,400	$0	$0	$10,750	$10,750	$0	$0
iShares U.S. Aggregate Bond Index Fund	$12,800	$12,200	$0	$0	$10,750	$10,750	$0	$0
Diversified Equity Master Portfolio	$23,100	$22,000	$0	$0	$27,500	$27,500	$0	$0
International Tilts Master Portfolio	$23,100	$22,000	$0	$0	$27,500	$27,500	$0	$0
Large Cap Index Master Portfolio	$23,100	$22,000	$0	$0	$27,500	$27,500	$0	$0
Money Market Master Portfolio	$13,000	$12,400	$0	$0	$0	$0	$0	$0
S&P 500 Index Master Portfolio	$23,100	$22,000	$0	$0	$27,500	$27,500	$0	$0
Total International ex U.S. Index Master Portfolio	$23,100	$22,000	$0	$0	$27,500	$27,500	$0	$0
Treasury Money Market Master Portfolio	$13,000	$12,400	$0	$0	$8,000	$8,000	$0	$0
U.S. Total Bond Index Master Portfolio	$25,300	$24,100	$0	$0	$27,500	$27,500	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$5,000	$5,000
BlackRock Cash Funds: Treasury	$5,000	$5,000
BlackRock LifePath Dynamic 2025 Fund	$10,750	$10,750
BlackRock LifePath Dynamic 2030 Fund	$10,750	$10,750
BlackRock LifePath Dynamic 2035 Fund	$10,750	$10,750
BlackRock LifePath Dynamic 2040 Fund	$10,750	$10,750
BlackRock LifePath Dynamic 2045 Fund	$10,750	$10,750
BlackRock LifePath Dynamic 2050 Fund	$10,750	$10,750
BlackRock LifePath Dynamic 2055 Fund	$10,750	$10,750
BlackRock LifePath Dynamic 2060 Fund	$10,750	$10,750
BlackRock LifePath Dynamic 2065 Fund	$10,750	$10,750
BlackRock LifePath Dynamic Retirement Fund	$10,750	$10,750
iShares MSCI Total International Index Fund	$10,750	$10,750
iShares Russell 1000 Large-Cap Index Fund	$10,750	$10,750
iShares S&P 500 Index Fund	$10,750	$10,750
iShares U. S. Aggregate Bond Index Fund	$10,750	$10,750
Diversified Equity Master Portfolio	$27,500	$27,500

International Tilts Master Portfolio	$27,500	$27,500
Large Cap Index Master Portfolio	$27,500	$27,500
Money Market Master Portfolio	$0	$0
S&P 500 Index Master Portfolio	$27,500	$27,500
Total International ex U.S. Index Master Portfolio	$27,500	$27,500
Treasury Money Market Master Portfolio	$8,000	$8,000
U.S. Total Bond Index Master Portfolio	$27,500	$27,500

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 22, 2024